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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07452
                                   ---------------------------------------------


                          AIM Variable Insurance Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   11 Greenway Plaza, Suite 100 Houston, Texas                   77046
--------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip code)



Robert H. Graham     11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                        ---------------

Date of reporting period:   12/31/05
                         --------------

Explanatory Note

     The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on March 3, 2006 for the period ended December 31, 2005 to provide the correct date of the period covered by the Certified Shareholder Report set forth in the certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

                                                 AIM V.I. AGGRESSIVE GROWTH FUND
                               Annual Report to Shareholders o December 31, 2005


   AIM V.I. Aggressive Growth Fund seeks to achieve long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330,or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. AGGRESSIVE GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                their durability. We carefully review
                                                                                           financial statements and earnings
=======================================================================================    reports, the company's business model
PERFORMANCE SUMMARY                                                                        and management team, the competitive
                                             ==========================================    environment and market opportunities.
On September 16, 2005, changes were made     FUND VS. INDEXES
to your with the intention of improving                                                       We construct the portfolio by
long-term performance. The new team          TOTAL RETURNS, 12/31/04--12/31/05,            focusing on stocks rather than
consists of Lanny H. Sachnowitz (lead),      EXCLUDING VARIABLE PRODUCT ISSUER             industries or sectors. While there are
Kirk L. Anderson and James G. Birdsall,      CHARGES. IF VARIABLE PRODUCT ISSUER           no formal sector guidelines or team
who are assisted by the Large/Multi-cap      CHARGES WERE INCLUDED, RETURNS WOULD BE       constraints, internal controls and
Growth Team. Our goal is to produce          LOWER.                                        proprietary software help us monitor
consistent, strong risk-adjusted returns                                                   risk levels and sector concentration.
for long-term investors.                     Series I Shares                      5.74%
                                                                                              Our sell process is designed to
   For the year ended December 31, 2005,     Series II Shares                     5.53     identify deterioration in the underlying
your Fund recorded positive returns.                                                       reasons a stock was initially purchased
                                             Standard & Poor's Composite                   and avoid the risk of capital loss.
   The Fund fared better than the            Index of 500 Stocks (S&P 500 Index)           Conditions that may cause us to reduce
large-cap oriented S&P 500 Index             (Broad Market Index)                 4.91     or sell a position include:
primarily because of outperformance by
select holdings in health care and           Russell Midcap Growth Index                   o deterioration in business prospects
information technology. However, the         (Style-specific Index)              12.10
Fund lagged the Russell Midcap Growth                                                      o worsening competitive position
Index largely because its health care        Lipper Mid-Cap Growth Fund Index
and materials holdings generally             (Peer Group Index)                   9.58     o slowing earnings growth
underperformed those of the benchmark
and also due to an underweight position      SOURCE: LIPPER,INC.                           o extended valuation
in the energy sector.                        ==========================================
                                                                                           o finding more attractive investment
   For long term performance, please see                                                   opportunities
Pages 4 and 5.
                                                                                           MARKET CONDITIONS AND YOUR FUND
=======================================================================================
                                                                                           When we assumed management of the Fund,
HOW WE INVEST                                   Quantitative analysis helps us narrow      major stock market indexes had been
                                             our investment universe down to a             fluctuating within a relatively narrow
We believe a growth investment strategy      manageable list of potential                  range for several months. Although
is an essential component of a               investments. We focus on the level,           corporate earnings were generally solid,
diversified portfolio.                       growth rate and sustainability of             concerns about rising oil prices and
                                             earnings, revenue and cash flow, ranking      interest rates, the economic impact of
   Our investment process combines           investment candidates on absolute and         two Gulf Coast hurricanes and other
quantitative and fundamental analysis to     relative attractiveness.                      matters restrained index performance for
uncover companies exhibiting long-term,                                                    the reporting period.
sustainable earnings and cash flow              Fundamental analysis seeks to define
growth that is not yet reflected in          a company's key drivers of success and           After assuming management of your
investor expectations or equity              to assess                                     Fund, we began restructuring the
valuations.                                                                                portfolio. While

=========================================    ==========================================    =========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                    1. Health Care Equipment            6.9%       1. ENSCO International Inc.        1.8%

Information Technology           24.3%       2. Semiconductors                   6.0        2. Cytyc Corp.                     1.6

Health Care                      21.7        3. Data Processing &                           3. Affiliated Computer Services,
                                                Outsourced Services              4.2           Inc.-Class A                    1.6
Consumer Discretionary           15.8
                                             4. Aerospace & Defense              4.0        4. Analog Devices, Inc.            1.6
Industrials                      13.1
                                             5. Restaurants                      3.7        5. Textron Inc.                    1.6
Financials                       11.2
                                                                                            6. Precision Castparts Corp.       1.5
Energy                            6.1
                                             TOTAL NET ASSETS         $147.8 MILLION        7. Office Depot, Inc.              1.4
Consumer Staples                  2.1        TOTAL NUMBER OF HOLDINGS*           115
                                                                                            8. Amdocs Ltd.                     1.4
Materials                         1.7
                                                                                            9. Newfield Exploration Co.        1.3
Utilities                         0.7
                                                                                           10. Marvell Technology Group Ltd.
Telecommunication Services        0.4                                                          (Singapore)                     1.2

Money Market Funds Plus
Other Assets Less Liabilities     2.9


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=========================================    ==========================================    =========================================

AIM V.I. AGGRESSIVE GROWTH FUND

maintaining the Fund's focus on mid-cap      equipment holdings performed poorly,                              LANNY H. SACHNOWITZ,
stocks, we slightly increased the Fund's     including KINETIC CONCEPTS. The stock                             senior portfolio
exposure to large-cap stocks while           price of this holding declined after a          [SACHNOWITZ       manager, is lead
modestly reducing its weighting in           government agency reduced the company's            PHOTO]         portfolio manager of
small-cap stocks. Large-cap growth           reimbursement for some of its products.                           AIM V.I. Aggressive
stocks have generally been out of favor      We sold the stock.                                                Growth Fund. He
with investors for several years; we                                                                           joined AIM in 1987
believe they could be poised for a              Information technology (IT) was the                            asa money market
rebound.                                     third-best performing sector for the          trader and research analyst. In 1990,
                                             Fund, and our holdings in this sector         Mr. Sachnowitz's trading
   Since assuming management of the          generally outpaced those of our               responsibilities were expanded to
Fund, we increased our weightings in         style-specific index. Several holdings        include head of equity trading. He was
stocks we believe have the greatest          in the data processing and outsourced         named portfolio manager in 1992. Mr.
potential for growth. We increased the       services industry made key contributions      Sachnowitz received a B.S. in finance
Fund's weighting in the energy and           to Fund return. One example is IRON           from the University of Southern
health care sectors while reducing its       MOUNTAIN, a records and information           California and an M.B.A. from the
exposure to consumer discretionary           management company. The company reported      University of Houston.
stocks on concerns that rising costs         a 15% increase in earnings for the third
might adversely affect consumer              quarter of 2005 compared to the same                              KIRK L. ANDERSON,
spending. Please keep in mind that our       period for the previous year as the firm                          portfolio manager,
sector weightings are primarily the          expanded its operations into the                 [ANDERSON        is portfolio manager
result of our stock-selection process,       Asia/Pacific region.                               PHOTO]         of AIM V.I.
which is based on an analysis of                                                                               Aggressive Growth
individual companies.                        IN CLOSING                                                        Fund. Mr. Anderson
                                                                                                               joined AIM in 1994
   Energy was the best-performing sector     At the close of the reporting period, we                          in the fund services
in many market indexes for the year, as      believe your Fund was positioned to           area. He moved to portfolio
oil and gas prices soared because of         potentially take advantage of moderating      administration in 1995, became an
increased demand for fuel. Although our      economic growth, stemming from higher         analyst in 1997, and was named a
investment in energy stocks was the          interest rates and fuel costs and a           portfolio manager in 2003. Mr. Anderson
single largest driver of performance         possible decline in consumer spending.        earned a B.A. in political science from
during 2005, the Fund's underweight          We also believe our rigorous investment       Texas A&M University and an M.S. in
position in this sector versus the           process has the potential to identify         finance from the University of Houston.
Russell Midcap Growth Index energy           growth stocks that are likely to
weight detracted somewhat from relative      appreciate in value in a variety of                               JAMES G. BIRDSALL,
performance. Our focus in the energy         economic and market environments. We                              portfolio manager,
sector was on oil and gas equipment and      thank you for your investment in AIM               [BIRDSALL      a portfolio
services, exploration and production and     V.I. Aggressive Growth Fund.                         PHOTO]       manager of AIM V.I.
drilling companies--firms directly or                                                                          Aggressive Growth
indirectly involved in efforts to            THE VIEWS AND OPINIONS EXPRESSED IN                               Fund. He has been
increase fuel supplies. With oil and gas     MANAGEMENT'S DISCUSSION OF FUND                                   associated with AIM
production barely able to keep up with       PERFORMANCE ARE THOSE OF A I M ADVISORS,                          Investments since
worldwide demand, we believe these           INC. THESE VIEWS AND OPINIONS ARE             1995 and assumed his current position in
companies are in a favorable position to     SUBJECT TO CHANGE AT ANY TIME BASED ON        1999. Mr. Birdsall received his B.B.A.
experience earnings growth.                  FACTORS SUCH AS MARKET AND ECONOMIC           with a concentration in finance from
                                             CONDITIONS. THESE VIEWS AND OPINIONS MAY      Stephen F. Austin State University
   An energy stock that enhanced Fund        NOT BE RELIED UPON AS INVESTMENT ADVICE       before earning his M.B.A. with a
returns was ENSCO INTERNATIONAL, the         OR RECOMMENDATIONS, OR AS AN OFFER FOR A      concentration in finance and
portfolio's largest holding at the close     PARTICULAR SECURITY. THE INFORMATION IS       international business from the
of the reporting period. ENSCO, which        NOT A COMPLETE ANALYSIS OF EVERY ASPECT       University of St. Thomas.
provides contract drilling services for      OF ANY MARKET, COUNTRY, INDUSTRY,
the oil industry, reported record            SECURITY OR THE FUND. STATEMENTS OF FACT      Assisted by the Large/Multi-Cap Growth
earnings for the third quarter of 2005.      ARE FROM SOURCES CONSIDERED RELIABLE,         Team
                                             BUT A I M ADVISORS, INC. MAKES NO
   While our health care holdings            REPRESENTATION OR WARRANTY AS TO THEIR
generally underperformed those of the        COMPLETENESS OR ACCURACY. ALTHOUGH
Russell Midcap Growth Index, this sector     HISTORICAL PERFORMANCE IS NO GUARANTEE
was the second leading contributor to        OF FUTURE RESULTS, THESE INSIGHTS MAY
Fund performance. Much of the                HELP YOU UNDERSTAND OUR INVESTMENT
underperformance relative to the Russell     MANAGEMENT PHILOSOPHY.
Midcap Growth Index in this sector can
be attributed to poor performance by a       ==========================================              [RIGHT ARROW GRAPHIC]
number of the Fund's biotechnology           In November 2005, your Fund's board
holdings, such as EYETECH                    approved--subject to shareholder              FOR A DISCUSSION OF THE RISKS OF
PHARMACEUTICALS, a stock we subsequently     approval--the proposed merger of AIM          INVESTING IN YOUR FUND, INDEXES USED IN
sold. Additionally, several health care      V.I. Aggressive Growth Fund into AIM          THIS REPORT AND YOUR FUND'S LONG-TERM
                                             V.I. Capital Appreciation Fund.               PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                             ==========================================    5.

AIM V.I. AGGRESSIVE GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 5/1/98, index data from 4/30/98

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  DATE               AIM V.I. AGGRESSIVE            S&P 500                 RUSSELL MIDCAP            LIPPER MID-CAO
                        GROWTH FUND-                 INDEX                     GROWTH                   GROWTH FUND
                       SERIES I SHARES                                          INDEX                      INDEX
4/30/98                                              $10000                    $10000                    $10000
   5/98                     $9450                      9828                      9589                      9417
   6/98                      9700                     10227                      9860                      9850
   7/98                      9141                     10119                      9438                      9195
   8/98                      7601                      8657                      7636                      7212
   9/98                      8091                      9212                      8214                      7964
  10/98                      8380                      9960                      8819                      8257
  11/98                      9070                     10564                      9414                      8885
  12/98                      9905                     11172                     10389                     10031
   1/99                      9996                     11639                     10700                     10529
   2/99                      9121                     11278                     10177                      9711
   3/99                      9443                     11729                     10744                     10403
   4/99                      9774                     12183                     11233                     10830
   5/99                      9875                     11895                     11089                     10785
   6/99                     10700                     12554                     11863                     11654
   7/99                     10830                     12164                     11485                     11495
   8/99                     10729                     12103                     11366                     11437
   9/99                     11061                     11772                     11269                     11770
  10/99                     11543                     12517                     12140                     12811
  11/99                     12529                     12771                     13397                     14418
  12/99                     14329                     13522                     15717                     17426
   1/00                     14129                     12843                     15714                     17126
   2/00                     18674                     12600                     19018                     21419
   3/00                     18190                     13832                     19037                     19911
   4/00                     17054                     13416                     17189                     17284
   5/00                     15415                     13141                     15936                     15731
   6/00                     17244                     13464                     17627                     18175
   7/00                     16370                     13254                     16511                     17421
   8/00                     18673                     14077                     19001                     19699
   9/00                     17577                     13334                     18072                     18753
  10/00                     16732                     13277                     16835                     17236
  11/00                     13645                     12231                     13177                     13632
  12/00                     14701                     12291                     13871                     14615
   1/01                     14832                     12727                     14663                     14813
   2/01                     12570                     11567                     12127                     12591
   3/01                     11212                     10835                     10391                     11255
   4/01                     12389                     11676                     12123                     12739
   5/01                     12449                     11755                     12066                     12844
   6/01                     12661                     11469                     12073                     12794
   7/01                     12077                     11356                     11258                     12121
   8/01                     11132                     10646                     10442                     11309
   9/01                      9553                      9786                      8717                      9678
  10/01                     10015                      9973                      9633                     10217
  11/01                     10578                     10738                     10670                     11056
  12/01                     10870                     10832                     11075                     11535
   1/02                     10639                     10674                     10716                     11094
   2/02                     10266                     10468                     10108                     10543
   3/02                     10990                     10861                     10880                     11207
   4/02                     10850                     10203                     10304                     10835
   5/02                     10527                     10128                      9996                     10473
   6/02                      9732                      9407                      8893                      9532
   7/02                      8627                      8674                      8029                      8504
   8/02                      8496                      8731                      8001                      8403
   9/02                      8023                      7783                      7366                      7881
  10/02                      8385                      8467                      7936                      8278
  11/02                      8697                      8965                      8557                      8770
  12/02                      8406                      8439                      8040                      8251
   1/03                      8215                      8218                      7961                      8129
   2/03                      8004                      8095                      7892                      8003
   3/03                      8125                      8173                      8039                      8118
   4/03                      8537                      8846                      8586                      8687
   5/03                      8928                      9311                      9413                      9406
   6/03                      9140                      9430                      9547                      9553
   7/03                      9351                      9597                      9888                      9930
   8/03                      9844                      9784                     10432                     10418
   9/03                      9543                      9680                     10230                     10068
  10/03                     10287                     10227                     11055                     10858
  11/03                     10498                     10317                     11350                     11116
  12/03                     10649                     10858                     11474                     11173
   1/04                     10941                     11057                     11853                     11456
   2/04                     11092                     11211                     12052                     11614
   3/04                     10991                     11042                     12029                     11611
   4/04                     10749                     10868                     11689                     11243
   5/04                     11031                     11017                     11965                     11487
   6/04                     11232                     11231                     12156                     11764
   7/04                     10458                     10860                     11351                     10928
   8/04                     10176                     10903                     11211                     10739
   9/04                     10568                     11021                     11629                     11198
  10/04                     11000                     11190                     12024                     11529
  11/04                     11393                     11642                     12645                     12170
  12/04                     11906                     12038                     13250                     12741
   1/05                     11544                     11745                     12896                     12330
   2/05                     11644                     11992                     13222                     12489
   3/05                     11575                     11780                     13029                     12240
   4/05                     11032                     11557                     12514                     11650
   5/05                     11555                     11924                     13230                     12341
   6/05                     11856                     11941                     13476                     12624
   7/05                     12460                     12385                     14263                     13351
   8/05                     12299                     12272                     14176                     13309
   9/05                     12178                     12371                     14359                     13541
  10/05                     11867                     12165                     13936                     13165
  11/05                     12480                     12625                     14693                     13877
  12/05                    $12591                    $12629                    $14854                    $13962
====================================================================================================================================
                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. AGGRESSIVE GROWTH FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES. THE INCEPTION DATE OF SERIES I        THROUGH INSURANCE COMPANIES ISSUING
                                             SHARES IS MAY 1, 1998. THE INCEPTION          VARIABLE PRODUCTS. YOU CANNOT PURCHASE
As of 12/31/05                               DATE OF SERIES II SHARES IS MARCH 26,         SHARES OF THE FUND DIRECTLY.
                                             2002. SERIES I AND SERIES II SHARES
SERIES I SHARES                              INVEST IN THE SAME PORTFOLIO OF                  PERFORMANCE FIGURES GIVEN REPRESENT
Inception (5/1/98)                3.05%      SECURITIES AND WILL HAVE SUBSTANTIALLY        THE FUND AND ARE NOT INTENDED TO REFLECT
 5 Years                         -3.05       SIMILAR PERFORMANCE, EXCEPT TO THE            ACTUAL VARIABLE PRODUCT VALUES. THEY DO
 1 Year                           5.74       EXTENT THAT EXPENSES BORNE BY EACH CLASS      NOT REFLECT SALES CHARGES, EXPENSES AND
                                             DIFFER.                                       FEES ASSESSED IN CONNECTION WITH A
SERIES II SHARES                                                                           VARIABLE PRODUCT. SALES CHARGES,
Inception                         2.80%         THE PERFORMANCE DATA QUOTED REPRESENT      EXPENSES AND FEES, WHICH ARE DETERMINED
 5 Years                         -3.29       PAST PERFORMANCE AND CANNOT GUARANTEE         BY THE VARIABLE PRODUCT ISSUERS, WILL
 1 Year                           5.53       COMPARABLE FUTURE RESULTS; CURRENT            VARY AND WILL LOWER THE TOTAL RETURN.
                                             PERFORMANCE MAY BE LOWER OR HIGHER.
==========================================   PLEASE CONTACT YOUR VARIABLE PRODUCT             PER NASD REQUIREMENTS, THE MOST
                                             ISSUER OR FINANCIAL ADVISOR FOR THE MOST      RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                     RECENT MONTH-END VARIABLE PRODUCT             FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             PERFORMANCE. PERFORMANCE FIGURES REFLECT      CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Six months ended 12/31/05                    FUND EXPENSES, REINVESTED DISTRIBUTIONS       INFORMATION LINE, 866-702-4402. AS
Series I Shares                   6.19%      AND CHANGES IN NET ASSET VALUE.               MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares                  6.07       INVESTMENT RETURN AND PRINCIPAL VALUE         MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A         PRODUCT CHARGES, PLEASE CONTACT YOUR
==========================================   GAIN OR LOSS WHEN YOU SELL SHARES.            VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                           ADVISOR.
RETURNS SINCE MARCH 26, 2002, THE               AIM V.I. AGGRESSIVE GROWTH FUND, A
INCEPTION DATE OF SERIES II SHARES, ARE      SERIES PORTFOLIO OF AIM VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE        INSURANCE FUNDS, IS CURRENTLY OFFERED
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12b-1 FEES APPLICABLE TO
SERIES II

PRINCIPAL RISKS OF INVESTING IN THE FUND        The unmanaged LIPPER MID-CAP GROWTH        OTHER INFORMATION
                                             FUND INDEX represents an average of the
Investing in smaller companies involves      performance of the 30 largest                 The returns shown in the management's
greater risk than investing in more          multi-capitalization growth funds             discussion of Fund performance are based
established companies, such as business      tracked by Lipper, Inc., an independent       on net asset values calculated for
risk, significant stock price                mutual fund performance monitor.              shareholder transactions. Generally
fluctuations and illiquidity.                                                              accepted accounting principles require
                                                RUSSELL MIDCAP GROWTH INDEX, which         adjustments to be made to the net assets
   The Fund may invest up to 25% of its      represents the performance of the stocks      of the Fund at period end for financial
assets in the securities of non-U.S.         of domestic mid-capitalization                reporting purposes, and as such, the net
issuers. International investing             companies; the Growth subset measures         asset value for shareholder transactions
presents certain risks not associated        the performance of Russell Midcap             and the returns based on those net asset
with investing solely in the United          companies with higher price/book ratios       values may differ from the net asset
States. These include risks relating to      and higher forecasted growth values.          values and returns reported in the
fluctuations in the value of the U.S.                                                      Financial Highlights. Additionally, the
dollar relative to the values of other          The Fund is not managed to track the       returns and net asset values shown
currencies, the custody arrangements         performance of any particular index,          throughout this report are at the fund
made for the Fund's foreign holdings,        including the indexes defined here, and       level only and do not include variable
differences in accounting, political         consequently, the performance of the          product issuer charges. If such charges
risks and the lesser degree of public        Fund may deviate significantly from the       were included, the total returns would
information required to be provided by       performance of the indexes.                   be lower.
non-U.S. companies.
                                                A direct investment cannot be made in         Industry classifications used in this
ABOUT INDEXES USED IN THIS REPORT            an index. Unless otherwise indicated,         report are generally according to the
                                             index results include reinvested              Global Industry Classification Standard,
The unmanaged Standard & Poor's              dividends, and they do not reflect sales      which was developed by and is the
Composite Index of 500 Stocks (the S&P       charges. Performance of an index of           exclusive property and a service mark of
500--REGISTERED TRADEMARK-- INDEX) is        funds reflects fund expenses;                 Morgan Stanley Capital International
an index of common stocks frequently         performance of a market index does not.       Inc. and Standard & Poor's.
used as a general measure of U.S. stock
market performance.

AIM V.I. AGGRESSIVE GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this              The hypothetical account values and
                                             table, together with the amount you           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       actual ending account balance or
ongoing costs, including management          you paid over the period. Simply divide       expenses you paid for the period. You
fees; distribution and/or service fees       your account value by $1,000 (for             may use this information to compare the
(12b-1); and other Fund expenses. This       example, an $8,600 account value divided      ongoing costs of investing in the Fund
example is intended to help you              by $1,000 = 8.6), then multiply the           and other funds. To do so, compare this
understand your ongoing costs (in            result by the number in the table under       5% hypothetical example with the 5%
dollars) of investing in the Fund and to     the heading entitled "Actual Expenses         hypothetical examples that appear in the
compare these costs with ongoing costs       Paid During Period" to estimate the           shareholder reports of the other funds.
of investing in other mutual funds. The      expenses you paid on your account during
example is based on an investment of         this period.                                     Please note that the expenses shown
$1,000 invested at the beginning of the                                                    in the table are meant to highlight your
period and held for the entire period        HYPOTHETICAL EXAMPLE FOR                      ongoing costs. Therefore, the
July 1, 2005, through December 31, 2005.     COMPARISON PURPOSES                           hypothetical information is useful in
                                                                                           comparing ongoing costs, and will not
   The actual and hypothetical expenses      The table below also provides                 help you determine the relative total
in the examples below do not represent       information about hypothetical account        costs of owning different funds.
the effect of any fees or other expenses     values and hypothetical expenses based
assessed in connection with a variable       on the Fund's actual expense ratio and
product; if they did, the expenses shown     an assumed rate of return of 5% per year
would be higher while the ending account     before expenses, which is not the Fund's
values shown would be lower.                 actual return. The Fund's actual
                                             cumulative total returns at net asset
ACTUAL EXPENSES                              value after expenses for the six months
                                             ended December 31, 2005, appear in the
The table below provides information         table "Cumulative Total Returns" on Page
about actual account values and actual       5.
expenses.

====================================================================================================================================

                                                                                      HYPOTHETICAL
                                                     ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING             ENDING              EXPENSES         ENDING             EXPENSES         ANNUALIZED
 SHARE             ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING    ACCOUNT VALUE        PAID DURING        EXPENSE
 CLASS               (7/01/05)          (12/31/05)(1)          PERIOD(2)       (12/31/05)          PERIOD(2)          RATIO
Series I             $1,000.00           $1,061.90              $5.87          $1,019.51            $5.75              1.13%
Series II             1,000.00            1,060.70               7.17           1,018.25             7.02              1.38

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. AGGRESSIVE GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      to those of the Fund; and (ii) was
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                higher than the sub-advisory fee rates
the management of AIM V.I. Aggressive        credentials and experience of the             for four unaffiliated mutual funds for
Growth Fund (the "Fund") and, as             officers and employees of AIM who will        which an AIM affiliate serves as
required by law, determines annually         provide investment advisory services to       sub-advisor, although the total
whether to approve the continuance of        the Fund. In reviewing the                    management fees paid by such
the Fund's advisory agreement with A I M     qualifications of AIM to provide              unaffiliated mutual funds were higher
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board       than the advisory fee rate for the Fund.
recommendation of the Investments            reviewed the qualifications of AIM's          The Board noted that AIM has agreed to
Committee of the Board, which is             investment personnel and considered such      waive advisory fees of the Fund and to
comprised solely of independent              issues as AIM's portfolio and product         limit the Fund's total operating
trustees, at a meeting held on June 30,      review process, various back office           expenses, as discussed below. Based on
2005, the Board, including all of the        support functions provided by AIM and         this review, the Board concluded that
independent trustees, approved the           AIM's equity and fixed income trading         the advisory fee rate for the Fund under
continuance of the advisory agreement        operations. Based on the review of these      the Advisory Agreement was fair and
(the "Advisory Agreement") between the       and other factors, the Board concluded        reasonable.
Fund and AIM for another year, effective     that the quality of services to be
July 1, 2005.                                provided by AIM was appropriate and that      o Fees relative to those of comparable
                                             AIM currently is providing satisfactory       funds with other advisors. The Board
   The Board considered the factors          services in accordance with the terms of      reviewed the advisory fee rate for the
discussed below in evaluating the            the Advisory Agreement.                       Fund under the Advisory Agreement. The
fairness and reasonableness of the                                                         Board compared effective contractual
Advisory Agreement at the meeting on         o The performance of the Fund relative        advisory fee rates at a common asset
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       level and noted that the Fund's rate was
ongoing oversight of the Fund. In their      the performance of the Fund during the        above the median rate of the funds
deliberations, the Board and the             past one, three and five calendar years       advised by other advisors with
independent trustees did not identify        against the performance of funds advised      investment strategies comparable to
any particular factor that was               by other advisors with investment             those of the Fund that the Board
controlling, and each trustee attributed     strategies comparable to those of the         reviewed. The Board noted that AIM has
different weights to the various             Fund. The Board noted that the Fund's         agreed to waive advisory fees of the
factors.                                     performance was below the median              Fund and to limit the Fund's total
                                             performance of such comparable funds for      operating expenses, as discussed below.
   One of the responsibilities of the        the one and three year periods and above      Based on this review, the Board
Senior Officer of the Fund, who is           such median performance for the five          concluded that the advisory fee rate for
independent of AIM and AIM's affiliates,     year period. Based on this review, the        the Fund under the Advisory Agreement
is to manage the process by which the        Board concluded that no changes should        was fair and reasonable.
Fund's proposed management fees are          be made to the Fund and that it was not
negotiated to ensure that they are           necessary to change the Fund's portfolio      o Expense limitations and fee waivers.
negotiated in a manner which is at arm's     management team at this time.                 The Board noted that AIM has
length and reasonable. To that end, the                                                    contractually agreed to waive advisory
Senior Officer must either supervise a       o The performance of the Fund relative        fees of the Fund through December 31,
competitive bidding process or prepare       to indices. The Board reviewed the            2009 to the extent necessary so that the
an independent written evaluation. The       performance of the Fund during the past       advisory fees payable by the Fund do not
Senior Officer has recommended an            one, three and five calendar years            exceed a specified maximum advisory fee
independent written evaluation in lieu       against the performance of the Lipper         rate, which maximum rate includes
of a competitive bidding process and,        Mid Cap Growth Index. The Board noted         breakpoints and is based on net asset
upon the direction of the Board, has         that the Fund's performance was below         levels. The Board considered the
prepared such an independent written         the performance of such Index for the         contractual nature of this fee waiver
evaluation. Such written evaluation also     one year period, comparable to such           and noted that it remains in effect
considered certain of the factors            Index for the three year period, and          until December 31, 2009. The Board noted
discussed below. In addition, as             above such Index for the five year            that AIM has contractually agreed to
discussed below, the Senior Officer made     period. Based on this review, the Board       waive fees and/or limit expenses of the
certain recommendations to the Board in      concluded that no changes should be made      Fund through April 30, 2006 in an amount
connection with such written evaluation.     to the Fund and that it was not               necessary to limit total annual
                                             necessary to change the Fund's portfolio      operating expenses to a specified
   The discussion below serves as a          management team at this time.                 percentage of average daily net assets
summary of the Senior Officer's                                                            for each class of the Fund. The Board
independent written evaluation and           o Meeting with the Fund's portfolio           consid- ered the contractual nature of
recommendations to the Board in              managers and investment personnel. With       this fee waiver/expense limitation and
connection therewith, as well as a           respect to the Fund, the Board is             noted that it remains in effect through
discussion of the material factors and       meeting periodically with such Fund's         April 30, 2006. The Board considered the
the conclusions with respect thereto         portfolio managers and/or other               effect these fee waivers/expense
that formed the basis for the Board's        investment personnel and believes that        limitations would have on the Fund's
approval of the Advisory Agreement.          such individuals are competent and able       estimated expenses and concluded that
After consideration of all of the            to continue to carry out their                the levels of fee waivers/expense
factors below and based on its informed      responsibilities under the Advisory           limitations for the Fund were fair and
business judgment, the Board determined      Agreement.                                    reasonable.
that the Advisory Agreement is in the
best interests of the Fund and its           o Overall performance of AIM. The Board       o Breakpoints and economies of scale.
shareholders and that the compensation       considered the overall performance of         The Board reviewed the structure of the
to AIM under the Advisory Agreement is       AIM in providing investment advisory and      Fund's advisory fee under the Advisory
fair and reasonable and would have been      portfolio administrative services to the      Agreement, noting that it includes one
obtained through arm's length                Fund and concluded that such performance      breakpoint. The Board reviewed the level
negotiations.                                was satisfactory.                             of the Fund's advisory fees, and noted
                                                                                           that such fees, as a percentage of the
o The nature and extent of the advisory      o Fees relative to those of clients of        Fund's net assets, have decreased as net
services to be provided by AIM. The          AIM with comparable investment                assets increased because the Advisory
Board reviewed the services to be            strategies. The Board reviewed the            Agreement includes a breakpoint. The
provided by AIM under the Advisory           advisory fee rate for the Fund under the      Board noted that AIM has contractually
Agreement. Based on such review, the         Advisory Agreement. The Board noted           agreed to waive advisory fees of the
Board concluded that the range of            that, based on the Fund's current assets      Fund through December 31, 2009 to the
services to be provided by AIM under the     and taking account of the breakpoint in       extent necessary so that the advisory
Advisory Agreement was appropriate and       the Fund's advisory fee schedule, this        fees payable by the Fund do not exceed a
that AIM currently is providing services     rate (i) was the same as the advisory         specified maximum advisory fee rate,
in accordance with the terms of the          fee rates for a mutual fund advised by
Advisory Agreement.                          AIM with investment strategies
                                             comparable                                                                 (continued)

AIM V.I. AGGRESSIVE GROWTH FUND

which maximum rate includes breakpoints      o Profitability of AIM and its                o Other factors and current trends. In
and is based on net asset levels. The        affiliates. The Board reviewed                determining whether to continue the
Board concluded that the Fund's fee          information concerning the profitability      Advisory Agreement for the Fund, the
levels under the Advisory Agreement          of AIM's (and its affiliates')                Board considered the fact that AIM,
therefore reflect economies of scale and     investment advisory and other activities      along with others in the mutual fund
that it was not necessary to change the      and its financial condition. The Board        industry, is subject to regulatory
advisory fee breakpoints in the Fund's       considered the overall profitability of       inquiries and litigation related to a
advisory fee schedule.                       AIM, as well as the profitability of AIM      wide range of issues. The Board also
                                             in connection with managing the Fund.         considered the governance and compliance
o Investments in affiliated money market     The Board noted that AIM's operations         reforms being undertaken by AIM and its
funds. The Board also took into account      remain profitable, although increased         affiliates, including maintaining an
the fact that uninvested cash and cash       expenses in recent years have reduced         internal controls committee and
collateral from securities lending           AIM's profitability. Based on the review      retaining an independent compliance
arrangements (collectively, "cash            of the profitability of AIM's and its         consultant, and the fact that AIM has
balances") of the Fund may be invested       affiliates' investment advisory and           undertaken to cause the Fund to operate
in money market funds advised by AIM         other activities and its financial            in accordance with certain governance
pursuant to the terms of an SEC              condition, the Board concluded that the       policies and practices. The Board
exemptive order. The Board found that        compensation to be paid by the Fund to        concluded that these actions indicated a
the Fund may realize certain benefits        AIM under its Advisory Agreement was not      good faith effort on the part of AIM to
upon investing cash balances in AIM          excessive.                                    adhere to the highest ethical standards,
advised money market funds, including a                                                    and determined that the current
higher net return, increased liquidity,      o Benefits of soft dollars to AIM. The        regulatory and litigation environment to
increased diversification or decreased       Board considered the benefits realized        which AIM is subject should not prevent
transaction costs. The Board also found      by AIM as a result of brokerage               the Board from continuing the Advisory
that the Fund will not receive reduced       transactions executed through "soft           Agreement for the Fund.
services if it invests its cash balances     dollar" arrangements. Under these
in such money market funds. The Board        arrangements, brokerage commissions paid
noted that, to the extent the Fund           by the Fund and/or other funds advised
invests in affiliated money market           by AIM are used to pay for research and
funds, AIM has voluntarily agreed to         execution services. This research is
waive a portion of the advisory fees it      used by AIM in making investment
receives from the Fund attributable to       decisions for the Fund. The Board
such investment. The Board further           concluded that such arrangements were
determined that the proposed securities      appropriate.
lending program and related procedures
with respect to the lending Fund is in       o AIM's financial soundness in light of
the best interests of the lending Fund       the Fund's needs. The Board considered
and its respective shareholders. The         whether AIM is financially sound and has
Board therefore concluded that the           the resources necessary to perform its
investment of cash collateral received       obligations under the Advisory
in connection with the securities            Agreement, and concluded that AIM has
lending program in the money market          the financial resources necessary to
funds according to the procedures is in      fulfill its obligations under the
the best interests of the lending Fund       Advisory Agreement.
and its respective shareholders.
                                             o Historical relationship between the
o Independent written evaluation and         Fund and AIM. In determining whether to
recommendations of the Fund's Senior         continue the Advisory Agreement for the
Officer. The Board noted that, upon          Fund, the Board also considered the
their direction, the Senior Officer of       prior relationship between AIM and the
the Fund, who is independent of AIM and      Fund, as well as the Board's knowledge
AIM's affiliates, had prepared an            of AIM's operations, and concluded that
independent written evaluation in order      it was beneficial to maintain the cur-
to assist the Board in determining the       rent relationship, in part, because of
reasonableness of the proposed               such knowledge. The Board also reviewed
management fees of the AIM Funds,            the general nature of the non-investment
including the Fund. The Board noted that     advisory services currently performed by
the Senior Officer's written evaluation      AIM and its affiliates, such as
had been relied upon by the Board in         administrative, transfer agency and
this regard in lieu of a competitive         distribution services, and the fees
bidding process. In determining whether      received by AIM and its affiliates for
to continue the Advisory Agreement for       performing such services. In addition to
the Fund, the Board considered the           reviewing such services, the trustees
Senior Officer's written evaluation and      also considered the organizational
the recommendation made by the Senior        structure employed by AIM and its
Officer to the Board that the Board          affiliates to provide those services.
consider implementing a process to           Based on the review of these and other
assist them in more closely monitoring       factors, the Board concluded that AIM
the performance of the AIM Funds. The        and its affiliates were qualified to
Board concluded that it would be             continue to provide non-investment
advisable to implement such a process as     advisory services to the Fund, including
soon as reasonably practicable.              administrative, transfer agency and
                                             distribution services, and that AIM and
                                             its affiliates currently are providing
                                             satisfactory non-investment advisory
                                             services.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.15%

ADVERTISING-0.90%

Lamar Advertising Co.-Class A(a)                  28,876   $  1,332,339
=======================================================================

AEROSPACE & DEFENSE-4.04%

Engineered Support Systems, Inc.                  28,700      1,195,068
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.                 14,945      1,111,161
-----------------------------------------------------------------------
Precision Castparts Corp.                         42,222      2,187,522
-----------------------------------------------------------------------
Rockwell Collins, Inc.                            31,901      1,482,439
=======================================================================
                                                              5,976,190
=======================================================================

AGRICULTURAL PRODUCTS-0.79%

Corn Products International, Inc.                 48,600      1,161,054
=======================================================================

APPAREL RETAIL-2.16%

Aeropostale, Inc.(a)                              46,650      1,226,895
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         30,981      1,069,464
-----------------------------------------------------------------------
DSW Inc.-Class A(a)                               34,358        900,867
=======================================================================
                                                              3,197,226
=======================================================================

APPLICATION SOFTWARE-3.41%

Amdocs Ltd.(a)                                    76,468      2,102,870
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           45,000      1,295,100
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       45,739      1,638,371
=======================================================================
                                                              5,036,341
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.55%

Affiliated Managers Group, Inc.(a)                13,136      1,054,164
-----------------------------------------------------------------------
Legg Mason, Inc.                                  14,300      1,711,567
-----------------------------------------------------------------------
Nuveen Investments, Inc.-Class A                  23,456        999,695
=======================================================================
                                                              3,765,426
=======================================================================

AUTOMOTIVE RETAIL-0.87%

Advance Auto Parts, Inc.(a)                       29,555      1,284,460
=======================================================================

BIOTECHNOLOGY-0.63%

Neurocrine Biosciences, Inc.(a)                   14,800        928,404
=======================================================================

BROADCASTING & CABLE TV-0.83%

Univision Communications Inc.-Class A(a)          41,895      1,231,294
=======================================================================

BUILDING PRODUCTS-1.74%

American Standard Cos. Inc.                       36,700      1,466,165
-----------------------------------------------------------------------
Lennox International Inc.                         38,938      1,098,052
=======================================================================
                                                              2,564,217
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------


CASINOS & GAMING-1.63%

GTECH Holdings Corp.                              47,500   $  1,507,650
-----------------------------------------------------------------------
Wynn Resorts, Ltd.(a)                             16,300        894,055
=======================================================================
                                                              2,401,705
=======================================================================

COMMUNICATIONS EQUIPMENT-1.94%

ADC Telecommunications, Inc.(a)                   51,604      1,152,833
-----------------------------------------------------------------------
F5 Networks, Inc.(a)                              12,807        732,432
-----------------------------------------------------------------------
JDS Uniphase Corp.(a)                            351,846        830,356
-----------------------------------------------------------------------
Redback Networks Inc.(a)                          10,653        149,781
=======================================================================
                                                              2,865,402
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.93%

Network Appliance, Inc.(a)                        52,131      1,407,537
-----------------------------------------------------------------------
QLogic Corp.(a)                                   44,567      1,448,873
=======================================================================
                                                              2,856,410
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.90%

Oshkosh Truck Corp.                               30,000      1,337,700
-----------------------------------------------------------------------
Terex Corp.(a)                                    24,700      1,467,180
=======================================================================
                                                              2,804,880
=======================================================================

CONSUMER ELECTRONICS-0.61%

Harman International Industries, Inc.              9,200        900,220
=======================================================================

CONSUMER FINANCE-1.05%

SLM Corp.                                         28,138      1,550,122
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.18%

Affiliated Computer Services, Inc.-Class A(a)     40,927      2,422,060
-----------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    31,215      1,111,254
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             30,858      1,302,825
-----------------------------------------------------------------------
Paychex, Inc.                                     35,185      1,341,252
=======================================================================
                                                              6,177,391
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.27%

ChoicePoint Inc.(a)                               29,900      1,330,849
-----------------------------------------------------------------------
CoStar Group Inc.(a)                              12,600        543,942
=======================================================================
                                                              1,874,791
=======================================================================

ELECTRIC UTILITIES-0.74%

DPL Inc.                                          42,222      1,098,194
=======================================================================



                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-1.56%

Amphenol Corp.-Class A                            37,530   $  1,661,078
-----------------------------------------------------------------------
Cogent Inc.(a)                                    28,148        638,397
=======================================================================
                                                              2,299,475
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.94%

Jabil Circuit, Inc.(a)                            37,530      1,391,988
=======================================================================

GENERAL MERCHANDISE STORES-0.42%

Tuesday Morning Corp.                             29,700        621,324
=======================================================================

HEALTH CARE DISTRIBUTORS-0.89%

AmerisourceBergen Corp.                           31,900      1,320,660
=======================================================================

HEALTH CARE EQUIPMENT-6.86%

Advanced Medical Optics, Inc.(a)                  40,532      1,694,238
-----------------------------------------------------------------------
Beckman Coulter, Inc.                             10,477        596,141
-----------------------------------------------------------------------
Biomet, Inc.                                      35,631      1,303,026
-----------------------------------------------------------------------
Cytyc Corp.(a)                                    86,000      2,427,780
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           18,671      1,154,988
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 45,800      1,079,048
-----------------------------------------------------------------------
Thermo Electron Corp.(a)                          27,500        828,575
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   21,000      1,057,140
=======================================================================
                                                             10,140,936
=======================================================================

HEALTH CARE FACILITIES-3.73%

HealthSouth Corp.(a)                             204,000        999,600
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      27,500      1,031,250
-----------------------------------------------------------------------
Manor Care, Inc.                                  42,222      1,679,169
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          29,500      1,157,285
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           13,700        640,338
=======================================================================
                                                              5,507,642
=======================================================================

HEALTH CARE SERVICES-3.49%

DaVita, Inc.(a)                                   20,492      1,037,715
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          19,200      1,608,960
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          21,580        904,418
-----------------------------------------------------------------------
Omnicare, Inc.                                    28,148      1,610,629
=======================================================================
                                                              5,161,722
=======================================================================

HEALTH CARE SUPPLIES-1.22%

Bausch & Lomb Inc.                                15,012      1,019,315
-----------------------------------------------------------------------
Gen-Probe Inc.(a)                                 16,100        785,519
=======================================================================
                                                              1,804,834
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.86%

Electronic Arts Inc.(a)                           24,200      1,265,902
=======================================================================

HOME FURNISHINGS-0.63%

Tempur-Pedic International Inc.(a)                80,500        925,750
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


HOUSEHOLD APPLIANCES-0.43%

Blount International, Inc.(a)                     39,738   $    633,026
=======================================================================

INDUSTRIAL CONGLOMERATES-1.59%

Textron Inc.                                      30,493      2,347,351
=======================================================================

INDUSTRIAL MACHINERY-0.71%

Pentair, Inc.                                     30,600      1,056,312
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.43%

Valor Communications Group, Inc.                  56,200        640,680
=======================================================================

INTERNET SOFTWARE & SERVICES-1.19%

VeriSign, Inc.(a)                                 23,942        524,809
-----------------------------------------------------------------------
Websense, Inc.(a)                                 18,765      1,231,735
=======================================================================
                                                              1,756,544
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.98%

Schwab (Charles) Corp. (The)                      98,517      1,445,244
=======================================================================

MANAGED HEALTH CARE-2.10%

Health Net, Inc.(a)                               25,500      1,314,525
-----------------------------------------------------------------------
Humana Inc.(a)                                    32,839      1,784,143
=======================================================================
                                                              3,098,668
=======================================================================

METAL & GLASS CONTAINERS-0.93%

Owens-Illinois, Inc.(a)                           65,209      1,371,997
=======================================================================

MOVIES & ENTERTAINMENT-0.69%

Regal Entertainment Group-Class A                 53,922      1,025,596
=======================================================================

MULTI-LINE INSURANCE-1.90%

Assurant, Inc.                                    35,000      1,522,150
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      43,160      1,280,989
=======================================================================
                                                              2,803,139
=======================================================================

OIL & GAS DRILLING-2.58%

ENSCO International Inc.                          60,987      2,704,773
-----------------------------------------------------------------------
Pride International, Inc.(a)                      36,200      1,113,150
=======================================================================
                                                              3,817,923
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.24%

BJ Services Co.                                   43,629      1,599,875
-----------------------------------------------------------------------
Hanover Compressor Co.(a)                          2,800         39,508
-----------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    26,700      1,674,090
=======================================================================
                                                              3,313,473
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.27%

Newfield Exploration Co.(a)                       37,530      1,879,127
=======================================================================

PACKAGED FOODS & MEATS-0.67%

Pilgrim's Pride Corp.                             29,800        988,168
=======================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-2.81%

Allergan, Inc.                                    11,259   $  1,215,522
-----------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                      21,000      1,308,090
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              47,391      1,518,881
-----------------------------------------------------------------------
Valeant Pharmaceuticals International              6,514        117,773
=======================================================================
                                                              4,160,266
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.99%

Safeco Corp.                                      26,000      1,469,000
=======================================================================

REGIONAL BANKS-0.56%

North Fork Bancorp., Inc.                         30,000        820,800
=======================================================================

RESTAURANTS-3.74%

CKE Restaurants, Inc.                            117,282      1,584,480
-----------------------------------------------------------------------
Darden Restaurants, Inc.                          35,500      1,380,240
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          18,700        778,107
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                29,000        750,810
-----------------------------------------------------------------------
YUM! Brands, Inc.                                 22,049      1,033,657
=======================================================================
                                                              5,527,294
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

KLA-Tencor Corp.                                  29,027      1,431,902
=======================================================================

SEMICONDUCTORS-6.00%

Analog Devices, Inc.                              65,678      2,355,870
-----------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           56,000      1,409,520
-----------------------------------------------------------------------
Integrated Device Technology, Inc.(a)            126,665      1,669,445
-----------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(a)      32,000      1,794,880
-----------------------------------------------------------------------
Maxim Integrated Products, Inc.                   30,390      1,101,334
-----------------------------------------------------------------------
NVIDIA Corp.(a)                                   14,801        541,125
=======================================================================
                                                              8,872,174
=======================================================================

SOFT DRINKS-0.60%

Coca-Cola Enterprises Inc.                        46,550        892,363
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.69%

Jackson Hewitt Tax Service Inc.                   37,012      1,025,602
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


SPECIALTY CHEMICALS-0.77%

Rohm and Haas Co.                                 23,500   $  1,137,870
=======================================================================

SPECIALTY STORES-2.22%

Office Depot, Inc.(a)                             68,024      2,135,954
-----------------------------------------------------------------------
Tiffany & Co.                                     30,000      1,148,700
=======================================================================
                                                              3,284,654
=======================================================================

SYSTEMS SOFTWARE-0.81%

Check Point Software Technologies Ltd.
  (Israel)(a)                                     59,579      1,197,538
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.54%

Ingram Micro Inc.-Class A(a)                      40,000        797,200
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.11%

Independence Community Bank Corp.                 31,800      1,263,414
-----------------------------------------------------------------------
MGIC Investment Corp.                             24,395      1,605,679
-----------------------------------------------------------------------
Radian Group Inc.                                 29,555      1,731,627
=======================================================================
                                                              4,600,720
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-1.86%

United Rentals, Inc.(a)                           42,500        994,075
-----------------------------------------------------------------------
WESCO International, Inc.(a)                      41,171      1,759,237
=======================================================================
                                                              2,753,312
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $129,178,142)                         143,594,242
=======================================================================

MONEY MARKET FUNDS-1.93%

Liquid Assets Portfolio-Institutional
  Class(b)                                     1,426,922      1,426,922
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(b)    1,426,922      1,426,922
=======================================================================
    Total Money Market Funds (Cost
      $2,853,844)                                             2,853,844
=======================================================================
TOTAL INVESTMENTS-99.08% (Cost $132,031,986)                146,448,086
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.92%                           1,361,584
=======================================================================
NET ASSETS-100.00%                                         $147,809,670
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $129,178,142)        $143,594,242
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,853,844)                                 2,853,844
=============================================================
     Total investments (cost $132,031,986)        146,448,086
=============================================================
Receivables for:
  Investments sold                                  2,065,025
-------------------------------------------------------------
  Fund shares sold                                      2,578
-------------------------------------------------------------
  Dividends                                           102,823
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 33,705
=============================================================
     Total assets                                 148,652,217
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                               390,055
-------------------------------------------------------------
  Fund shares reacquired                              290,884
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             39,892
-------------------------------------------------------------
Accrued administrative services fees                   86,924
-------------------------------------------------------------
Accrued distribution fees -- Series II                  4,163
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                113
-------------------------------------------------------------
Accrued operating expenses                             30,516
=============================================================
     Total liabilities                                842,547
=============================================================
Net assets applicable to shares outstanding      $147,809,670
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $158,191,817
-------------------------------------------------------------
Undistributed net investment income (loss)            (35,224)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts      (24,763,023)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       14,416,100
=============================================================
                                                 $147,809,670
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $140,868,745
_____________________________________________________________
=============================================================
Series II                                        $  6,940,925
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           11,253,957
_____________________________________________________________
=============================================================
Series II                                             559,499
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.52
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.41
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends                                        $ 1,024,078
------------------------------------------------------------
Dividends from affiliated money market funds         255,667
============================================================
    Total investment income                        1,279,745
============================================================

EXPENSES:

Advisory fees                                      1,192,801
------------------------------------------------------------
Administrative services fees                         401,667
------------------------------------------------------------
Custodian fees                                        30,019
------------------------------------------------------------
Distribution fees -- Series II                        15,317
------------------------------------------------------------
Transfer agent fees                                   10,163
------------------------------------------------------------
Trustees' and officer's fees and benefits             19,398
------------------------------------------------------------
Other                                                 86,709
============================================================
    Total expenses                                 1,756,074
============================================================
Less: Fees waived and expense offset
  arrangement                                        (77,104)
============================================================
    Net expenses                                   1,678,970
============================================================
Net investment income (loss)                        (399,225)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $535,667)    14,312,675
------------------------------------------------------------
  Option contracts written                           255,353
============================================================
                                                  14,568,028
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (6,307,076)
------------------------------------------------------------
  Option contracts written                            24,385
============================================================
                                                  (6,282,691)
============================================================
Net gain from investment securities and option
  contracts                                        8,285,337
============================================================
Net increase in net assets resulting from
  operations                                     $ 7,886,112
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (399,225)   $ (1,036,585)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   14,568,028      28,554,370
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  (6,282,691)    (11,078,280)
==========================================================================================
    Net increase in net assets resulting from operations         7,886,112      16,439,505
==========================================================================================
Share transactions-net:
  Series I                                                     (20,699,627)     (6,191,332)
------------------------------------------------------------------------------------------
  Series II                                                      1,304,029       1,886,916
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (19,395,598)     (4,304,416)
==========================================================================================
    Net increase (decrease) in net assets                      (11,509,486)     12,135,089
==========================================================================================

NET ASSETS:

  Beginning of year                                            159,319,156     147,184,067
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,224) and $(36,453), respectively)          $147,809,670    $159,319,156
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                        AIM V.I. AGGRESSIVE GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.625%
--------------------------------------------------------------------
Next $5 billion                                               0.60%
--------------------------------------------------------------------
Over $10 billion                                              0.575%
 ___________________________________________________________________
====================================================================


    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $76,620.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $351,667 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $10,163.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $15,317.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                           CHANGE IN
                                                                           UNREALIZED
                     VALUE          PURCHASES            PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST            FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 6,960,012      $46,621,957         $ (52,155,047)        $   --         $1,426,922      $127,415       $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             6,960,012       46,621,957           (52,155,047)            --          1,426,922       128,252           --
====================================================================================================================================
  Total           $13,920,024      $93,243,914         $(104,310,094)        $   --         $2,853,844      $255,667       $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $2,789,783 and sales of $6,996,835, which resulted in net realized gains of $535,667.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $484.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,482 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be

                        AIM V.I. AGGRESSIVE GROWTH FUND
compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                               1,260      $ 131,528
------------------------------------------------------------------------------------
Written                                                         3,245        408,899
------------------------------------------------------------------------------------
Closed                                                         (1,597)      (228,600)
------------------------------------------------------------------------------------
Exercised                                                      (1,165)      (124,231)
------------------------------------------------------------------------------------
Expired                                                        (1,743)      (187,596)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $ 14,060,518
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,224)
----------------------------------------------------------------------------
Capital loss carryforward                                        (23,962,087)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (445,354)
----------------------------------------------------------------------------
Shares of beneficial interest                                    158,191,817
============================================================================
Total net assets                                                $147,809,670
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $14,347,753 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                                $23,832,947
-----------------------------------------------------------------------------
December 31, 2011                                                    129,140
=============================================================================
Total capital loss carryforward                                  $23,962,087
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $251,112,428 and $261,449,556, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    16,498,666
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,438,148)
===============================================================================
Net unrealized appreciation of investment securities           $    14,060,518
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $132,387,568.


NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses on December 31, 2005, undistributed net investment income (loss) was increased by $400,454 and shares of beneficial interest decreased by $400,454. This reclassification had no effect on the net assets of the Fund

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,410,341    $ 39,528,304     2,271,088    $ 24,883,290
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      258,122       2,984,514       206,842       2,213,893
======================================================================================================================
Reacquired:
  Series I                                                    (5,169,619)    (60,227,931)   (2,891,694)    (31,074,622)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (144,821)     (1,680,485)      (30,232)       (326,977)
======================================================================================================================
                                                              (1,645,977)   $(19,395,598)     (443,996)   $ (4,304,416)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 88% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                                    --------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------------------
                                                      2005              2004           2003           2002        2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.84          $  10.59       $   8.36       $  10.81    $  14.62
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.03)            (0.07)(a)      (0.08)(a)      (0.08)      (0.10)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.71              1.32           2.31          (2.37)      (3.71)
========================================================================================================================
    Total from investment operations                    0.68              1.25           2.23          (2.45)      (3.81)
========================================================================================================================
Net asset value, end of period                      $  12.52          $  11.84       $  10.59       $   8.36    $  10.81
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                         5.74%            11.80%         26.67%        (22.66)%    (26.06)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $140,869          $154,070       $144,341       $103,611    $121,889
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 1.12%(c)(d)       1.16%          1.15%          1.16%       1.21%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.26)%(c)        (0.68)%        (0.83)%        (0.87)%     (0.88)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                  178%              148%            90%            85%         90%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $142,973,111.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.17% for the year ended December 31, 2005.

                                                                                         SERIES II
                                                              ----------------------------------------------------------------
                                                                                                                MARCH 26, 2002
                                                                                                                 (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -------------------------------------------        DECEMBER 31,
                                                               2005                2004             2003             2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.76              $10.55           $ 8.35          $ 10.70
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)              (0.10)(a)        (0.10)(a)        (0.10)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.71                1.31             2.30            (2.25)
==============================================================================================================================
    Total from investment operations                            0.65                1.21             2.20            (2.35)
==============================================================================================================================
Net asset value, end of period                                $12.41              $11.76           $10.55          $  8.35
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                 5.53%              11.47%           26.35%          (21.96)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,941              $5,249           $2,843          $   436
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                         1.37%(c)(d)         1.41%            1.40%            1.32%(d)(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.51)%(c)          (0.93)%          (1.08)%          (1.03)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                          178%                148%              90%              85%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $6,126,969.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.42% and 1.41% for the years ended December 31, 2005 and December 31, 2002, respectively.
(e)  Annualized.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 14--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, a Plan of Reorganization pursuant to which the Fund, would transfer all of its assets to AIM V.I. Capital Appreciation Fund ("Buying Fund"), a series of the Trust (the "Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

                        AIM V.I. AGGRESSIVE GROWTH FUND

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Aggressive Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.



As described in Note 13, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM V.I. Capital Appreciation Fund. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                        AIM V.I. AGGRESSIVE GROWTH FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

                        AIM V.I. AGGRESSIVE GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. AGGRESSIVE GROWTH FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                    AIM V.I. BASIC BALANCED FUND
                                Annual Report to Shareholders o December 31,2005


                                    EFFECTIVE JULY 1,2005,AIM V.I. BALANCED FUND
                                       WAS RENAMED AIM V.I. BASIC BALANCED FUND.

   AIM V.I. BASIC BALANCED FUND seeks to achieve long-term growth of capital and current income.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31,2005,AND IS BASED ON TOTAL NET ASSETS.


================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330,or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30,2005,is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. BASIC BALANCED FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                fee-for-service pricing model, a move
                                                                                           that will substantially reduce their
========================================================================================   exposure to the level and volatility of
PERFORMANCE SUMMARY                                                                        drug price inflation.
                                             ===========================================
For the year ended December 31, 2005,        FUND VS. INDEXES                              The Fund's largest detractors from
Series I shares of AIM V.I. Basic                                                          performance during 2005 were mortgage
Balanced Fund at net asset value             TOTAL RETURNS, 12/31/04--12/31/05,            giant Fannie Mae and manufacturing
performed essentially in line with the       EXCLUDING VARIABLE PRODUCT ISSUER             conglomerate Tyco International. Fannie
broad markets, our custom style-specific     CHARGES. IF VARIABLE PRODUCT ISSUER           Mae continues the arduous process of
index and our peers. Long-term Fund          CHARGES WERE INCLUDED, RETURNS WOULD BE       restating its historical results caused
performance information appears on Pages     LOWER.                                        by a change in the interpretation of
4 and 5.                                                                                   accounting standards. We continue to
                                             Series I Shares                       5.29%   believe that Fannie Mae's estimated
    Fund returns for the year were                                                         intrinsic value will be driven by future
largely driven by significant                Series II Shares                      5.00    regulatory capital requirements and not
above-market returns from selected                                                         the impact of accounting restatements.
investments in the energy and health                                                       And based on a variety of existing
care sectors. Primary detractors from        Standard & Poor's Composite Index             capital standards, we believe Fannie Mae
performance were selected investments in     of 500 Stocks (S&P 500 Index)                 continues to be an attractive long-term
financials, consumer discretionary and       (Broad Market index)                  4.91    investment opportunity.
industrials stocks.                          60% Russell 1000 Value Index/
                                             40% Lehman Brothers U.S. Aggregate Bond            We managed fixed-income holdings
                                             Index (Style-specific Index)          5.26    with the expectation that interest rates
                                                                                           would rise during the year.
                                                                                           Additionally, we positioned the Fund to
                                             Lipper Balanced Fund Index                    benefit from our expectation of a
                                             (Peer Group Index)                    5.20    further flattening of the yield curve.
                                                                                           Both actions proved beneficial to
                                             SOURCE: LIPPER, INC.                          performance in the period as interest
                                             ===========================================   rates were generally higher by year end,
                                                                                           and the yield curve did in fact flatten
========================================================================================   further as evidenced by a narrowing of
CURRENT PERIOD ANALYSIS                          Our energy and health care sector         the yield differential between short-
                                             stocks were among the largest                 and long-term securities. As the year
Soaring energy prices were the focus of      contributors to Fund performance. Higher      progressed, we also increased the Fund's
much investor attention during 2005.         energy prices and improved earnings           allocation to both BBB-rated securities
While higher gasoline prices, rising         prospects led to significant stock price      and mortgage-backed securities, which we
short term interest rates and the            increases in our oil service investments      believed offered good value relative to
ongoing fear of a housing bubble             HALLIBURTON, TRANSOCEAN and                   U.S. Treasury securities.
dominated the popular press, the U.S.        SCHLUMBERGER.
economy continued its expansion and                                                             We have made a few changes to the
inflation remained low. Energy and               Health care holdings MCKESSON,            portfolio's equity holdings since the
utility stocks were standout performers      CARDINAL HEALTH and WELLPOINT were also       Fund's
while consumer discretionary and             among the biggest contributors to Fund
telecommunication services stocks            performance. The stocks of both McKesson
declined. Against this diverse backdrop,     and Cardinal rallied in 2005 in response
both equity and fixed-income markets         to the progress made in the industry's
delivered single digit gains.                ongoing transition to a





===========================================  ============================================  =========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

By security type                             1.  U.S. Mortgage-Backed Securities    12.8%  1.  Cardinal Health,Inc.             3.1%

Stocks & Other Equity Interests    66.5%                                                   2.  Tyco International Ltd.          2.8

Bonds & Notes                      24.2      2.  Other Diversified Financial               3.  Halliburton Co.                  2.4

U.S. Mortgage-Backed Securities    12.8          Services                            8.3   4.  First Data Corp.                 2.4

Asset-Backed Securities             1.2      3.  Pharmaceuticals                     5.1   5.  JPMorgan Chase & Co.             2.2

U.S. Treasury Securities            1.1      4.  Industrial Conglomerates            5.0   6.  WellPoint, Inc.                  2.2

U.S. Government Agency Securities   0.9      5.  Health Care Distributors            4.2   7.  Sanofi-Aventis (France)          2.0

Money Market Funds                                                                         8.  Citigroup Inc.                   1.9
Plus Other Assets Less Liabilities -6.7
                                                                                           9.  Wyeth                            1.9

                                                                                           10. Computer Associates
                                                                                               International, Inc.              1.8

                                             TOTAL NET ASSETS        $96.5 MILLION
                                             TOTAL NUMBER OF HOLDINGS*         294


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

======================================       =======================================       =========================================

AIM V.I. BASIC BALANCED FUND

semiannual report. We sold our remaining     PORTFOLIO ASSESSMENT                                         BRET W. STANLEY,
shares in MOTOROLA based primarily on                                                         [STANLEY    Chartered Financial
valuation and other portfolio                We believe the single most important              PHOTO]     Analyst, senior portfolio
considerations. We initiated new positions   indicator of the way AIM V.I. Basic                          manager, is lead
in cement manufacturer CEMEX and brewer      Balanced Fund is positioned for potential                    portfolio manager of AIM
MOLSON COORS BREWING.                        success is not our historical investment      V.I. Basic Balanced Fund. Mr. Stanley
                                             results or popular statistical measures,      received a B.B.A. in finance from The
                                             but rather the portfolio's estimated          University of Texas at Austin and an
INVESTMENT PROCESS AND EVALUATION            intrinsic value. Since we can estimate the    M.S. in finance from the University of
                                             intrinsic value of each holding in the        Houston.
We seek to create wealth by maintaining a    portfolio, we can also estimate the
long-term investment horizon and investing   intrinsic value of the entire Fund. The                      R. CANON COLEMAN II,
in companies that are selling at a           difference between market price and            [COLEMAN II   Chartered Financial
significant discount to their estimated      estimated intrinsic value is about average        PHOTO]     Analyst, portfolio
intrinsic value--a value that is based on    for your Fund for the past several years.                    manager, is manager of
the future cash flows generated by the       However, we believe the estimated                            AIM V.I. Basic Balanced
business. The Fund's philosophy is based     intrinsic value content of our equity         Fund. Mr. Coleman earned a B.S. and an
on two elements that we believe have         portfolio is significantly greater than       M.S. in accounting from the University
extensive empirical evidence:                what is available in the broad market.        of Florida. He also has an M.B.A. from
                                             While there is no assurance that market       The Wharton School at the University of
o Companies have a measurable estimated      value will ever reflect our estimate of       Pennsylvania.
intrinsic value. Importantly, this fair      portfolio intrinsic value, we believe this
value is independent of the company's        provides the best indication that your
stock price.                                 Fund is positioned to potentially achieve                    JAN H. FRIEDLI, senior
                                             its objective of long-term growth of             [FRIEDLI    portfolio manager, is
o Market prices are more volatile than       capital.                                          PHOTO]     manager of AIM V.I. Basic
business values, partly because investors                                                                 Balanced Fund. Mr.
regularly overreact to negative news.        IN CLOSING                                                   Friedli graduated cum
                                                                                           laude from Villanova University with a
    Since our application of this strategy   Results were in line with our benchmarks      B.S. in computer science and earned an
is highly disciplined and relatively         during this period, but normal market         M.B.A. with honors from the University
unique, it is important to understand the    volatility affects short-term performance     of Chicago.
benefits and limitations of our process.     and limits our ability to measure success.
First, the investment strategy is intended   Over longer periods, though, we have                         SCOT W. JOHNSON,
to preserve your capital while growing it    demonstrated the potential to turn market        [JOHNSON    Chartered Financial
at above-market rates over the long term.    volatility and investor overreaction into         PHOTO]     Analyst, senior portfolio
Second, we have little portfolio             capital appreciation. We thank you for                       manager, is manager of
commonality with popular benchmarks and      your investment and for sharing our                          AIM V.I. Basic Balanced
most of our peers. Third, short-term         long-term horizon.                            Fund. Mr. Johnson received both his
relative performance will differ from the                                                  bachelor's degree in economics and an
benchmarks and have little information       THE VIEWS AND OPINIONS EXPRESSED IN           M.B.A. in finance from Vanderbilt
value simply because we don't own the        MANAGEMENT'S DISCUSSION OF FUND               University.
exact same stocks (low commonality).         PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                             INC. THESE VIEWS AND OPINIONS ARE SUBJECT                    MATTHEW W. SEINSHEIMER,
    Our fixed-income portfolio investment    TO CHANGE AT ANY TIME BASED ON FACTORS         [SEINSHEIMER  Chartered Financial
process is accomplished through the use of   SUCH AS MARKET AND ECONOMIC CONDITIONS.            PHOTO]    Analyst, senior portfolio
top-down strategies involving duration       THESE VIEWS AND OPINIONS MAY NOT BE RELIED                   manager, is manager of
management, yield-curve position and         UPON AS INVESTMENT ADVICE OR                                 AIM V.I. Basic Balanced
sector allocation. (Duration is the          RECOMMENDATIONS, OR AS AN OFFER FOR A         Fund. He received a B.B.A. from Southern
measure of a debt security's sensitivity     PARTICULAR SECURITY. THE INFORMATION IS       Methodist University and an M.B.A. from
to interest rate changes, expressed in       NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF    The University of Texas at Austin.
terms of years. Longer durations usually     ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
are more sensitive to interest rate          THE FUND. STATEMENTS OF FACT ARE FROM                        MICHAEL J. SIMON,
movements. The yield curve traces the        SOURCES CONSIDERED RELIABLE, BUT A I M            [SIMON     Chartered Financial
yields on debt securities of the same        ADVISORS, INC. MAKES NO REPRESENTATION OR         PHOTO]     Analyst, senior portfolio
quality but different maturities from the    WARRANTY AS TO THEIR COMPLETENESS OR                         manager, is manager of
shortest to the longest available.) In       ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE                    AIM V.I. Basic Balanced
addition, we use bottom-up strategies        IS NO GUARANTEE OF FUTURE RESULTS, THESE                     Fund. He received
involving credit analysis and selection of   INSIGHTS MAY HELP YOU UNDERSTAND OUR          a B.B.A. in finance from Texas Christian
specific securities. By combining            INVESTMENT MANAGEMENT PHILOSOPHY.             University and an M.B.A. from the
perspectives from both the portfolio and                                                   University of Chicago.
the security level, we seek to
consistently add value over time while                                                     Assisted by the Basic Value Team and
minimizing portfolio risk.                                                                 Taxable Investment-Grade Bond Team

                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                           FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND,INDEXES USED IN
                                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                           5.


AIM V.I. BASIC BALANCED FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 5/1/98, index data from 4/30/98

====================================================================================================================================

                                                          [MOUNTAIN CHART]

Date                      AIM V.I. Bas                S&P 500            60% Russell 1000 Value      Lipper Balanced
                         Balanced Fund-                Index            Index/40% Lehman Brothers       Fund Index
                        Series I Shares                                 U.S. Aggregate Bond Index
4/30/98                                               $10000                    $10000                    $10000
   5/98                     $ 9910                      9828                      9949                      9899
   6/98                      10150                     10227                     10059                     10081
   7/98                      10110                     10119                      9962                      9963
   8/98                       9681                      8657                      9137                      9105
   9/98                      10031                      9212                      9537                      9498
  10/98                      10381                      9960                      9961                      9853
  11/98                      10751                     10564                     10262                     10214
  12/98                      11303                     11172                     10484                     10591
   1/99                      11617                     11639                     10564                     10760
   2/99                      11221                     11278                     10400                     10502
   3/99                      11678                     11729                     10552                     10761
   4/99                      11830                     12183                     11157                     11113
   5/99                      11606                     11895                     11044                     10942
   6/99                      11942                     12554                     11222                     11244
   7/99                      11759                     12164                     11006                     11034
   8/99                      11647                     12103                     10759                     10918
   9/99                      11658                     11772                     10583                     10778
  10/99                      12195                     12517                     10965                     11090
  11/99                      12632                     12771                     10913                     11210
  12/99                      13484                     13522                     10923                     11541
   1/00                      13329                     12843                     10695                     11252
   2/00                      14022                     12600                     10270                     11224
   3/00                      14250                     13832                     11076                     11885
   4/00                      13453                     13416                     10986                     11668
   5/00                      12926                     13141                     11053                     11558
   6/00                      13732                     13464                     10842                     11742
   7/00                      13639                     13254                     10963                     11710
   8/00                      14445                     14077                     11392                     12233
   9/00                      13948                     13334                     11484                     11975
  10/00                      13700                     13277                     11684                     11965
  11/00                      12604                     12231                     11500                     11531
  12/00                      12916                     12291                     11932                     11817
   1/01                      13310                     12727                     12037                     12068
   2/01                      12357                     11567                     11878                     11599
   3/01                      11726                     10835                     11650                     11225
   4/01                      12326                     11676                     11973                     11696
   5/01                      12326                     11755                     12164                     11800
   6/01                      12025                     11469                     12020                     11619
   7/01                      11911                     11356                     12113                     11611
   8/01                      11311                     10646                     11877                     11281
   9/01                      10586                      9786                     11431                     10738
  10/01                      10958                      9973                     11467                     10918
  11/01                      11403                     10738                     11804                     11353
  12/01                      11440                     10832                     11941                     11435
   1/02                      11187                     10674                     11924                     11334
   2/02                      11008                     10468                     11982                     11257
   3/02                      11261                     10861                     12243                     11504
   4/02                      10839                     10203                     12086                     11227
   5/02                      10723                     10128                     12163                     11222
   6/02                      10164                      9407                     11786                     10743
   7/02                       9564                      8674                     11185                     10193
   8/02                       9637                      8731                     11312                     10297
   9/02                       9110                      7783                     10631                      9683
  10/02                       9469                      8467                     11084                     10086
  11/02                       9754                      8965                     11501                     10495
  12/02                       9485                      8439                     11297                     10213
   1/03                       9323                      8218                     11137                     10060
   2/03                       9247                      8095                     11020                      9984
   3/03                       9268                      8173                     11028                     10025
   4/03                       9723                      8846                     11647                     10567
   5/03                      10146                      9311                     12185                     11035
   6/03                      10190                      9430                     12266                     11118
   7/03                      10146                      9597                     12211                     11144
   8/03                      10320                      9784                     12358                     11332
   9/03                      10276                      9680                     12416                     11347
  10/03                      10624                     10227                     12826                     11721
  11/03                      10711                     10317                     12943                     11825
  12/03                      11038                     10858                     13474                     12248
   1/04                      11236                     11057                     13659                     12431
   2/04                      11458                     11211                     13894                     12601
   3/04                      11436                     11042                     13862                     12541
   4/04                      11192                     10868                     13515                     12277
   5/04                      11192                     11017                     13576                     12331
   6/04                      11435                     11231                     13799                     12524
   7/04                      11004                     10860                     13737                     12288
   8/04                      11026                     10903                     13959                     12363
   9/04                      11092                     11021                     14104                     12547
  10/04                      11181                     11190                     14292                     12682
  11/04                      11545                     11642                     14680                     13024
  12/04                      11867                     12038                     15029                     13349
   1/05                      11756                     11745                     14906                     13177
   2/05                      11879                     11992                     15167                     13364
   3/05                      11768                     11780                     15012                     13180
   4/05                      11689                     11557                     14932                     13021
   5/05                      11868                     11924                     15212                     13320
   6/05                      11969                     11941                     15345                     13416
   7/05                      12159                     12385                     15555                     13714
   8/05                      12080                     12272                     15595                     13753
   9/05                      12114                     12371                     15661                     13808
  10/05                      11968                     12165                     15373                     13591
  11/05                      12294                     12625                     15704                     13921
  12/05                     $12495                    $12629                    $15820                    $14043

====================================================================================================================================
                                                                                                                Source: Lipper, Inc.
Past performance cannot guarantee            dollar value of an investment, is
comparable future results.                   constructed with each segment
                                             representing a percent change in the
    This chart, which is a logarithmic       value of the investment. In this chart,
chart, presents the fluctuations in the      each segment represents a doubling, or
value of the Fund and its indexes. We        100% change, in the value of the
believe that a logarithmic chart is more     investment. In other words, the space
effective than other types of charts in      between $5,000 and $10,000 is the same
illustrating changes in value during the     size as the space between $10,000 and
early years shown in the chart. The          $20,000, and so on.
vertical axis, the one that indicates
the

AIM V.I. BASIC BALANCED FUND

=========================================    SERIES II SHARES. THE INCEPTION DATE OF       INSURANCE COMPANIES ISSUING VARIABLE
AVERAGE ANNUAL TOTAL RETURNS                 SERIES I SHARES IS MAY 1, 1998. SERIES I      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                             AND SERIES II SHARES INVEST IN THE SAME       THE FUND DIRECTLY. PERFORMANCE FIGURES
As of 12/31/05                               PORTFOLIO OF SECURITIES AND WILL HAVE         GIVEN REPRESENT THE FUND AND ARE NOT
                                             SUBSTANTIALLY SIMILAR PERFORMANCE,            INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                              EXCEPT TO THE EXTENT THAT EXPENSES BORNE      PRODUCT VALUES. THEY DO NOT REFLECT
Inception (5/1/98)                2.95%      BY EACH CLASS DIFFER.                         SALES CHARGES, EXPENSES AND FEES
 5 Years                         -0.66                                                     ASSESSED IN CONNECTION WITH A VARIABLE
 1 Year                           5.29           THE PERFORMANCE DATA QUOTED               PRODUCT. SALES CHARGES, EXPENSES AND
                                             REPRESENT PAST PERFORMANCE AND CANNOT         FEES, WHICH ARE DETERMINED BY THE
SERIES II SHARES                             GUARANTEE COMPARABLE FUTURE RESULTS;          VARIABLE PRODUCT ISSUERS, WILL VARY AND
Inception                         2.70%      CURRENT PERFORMANCE MAY BE LOWER OR           WILL LOWER THE TOTAL RETURN.
 5 Years                         -0.90       HIGHER. PLEASE CONTACT YOUR VARIABLE
 1 Year                           5.00       PRODUCT ISSUER OR FINANCIAL ADVISOR FOR       PER NASD REQUIREMENTS, THE MOST RECENT
                                             THE MOST RECENT MONTH-END VARIABLE            MONTH-END PERFORMANCE DATA AT THE FUND
=========================================    PRODUCT PERFORMANCE. PERFORMANCE FIGURES      LEVEL, EXCLUDING VARIABLE PRODUCT
                                             REFLECT FUND EXPENSES, REINVESTED             CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                     DISTRIBUTIONS AND CHANGES IN NET ASSET        INFORMATION LINE, 866-702-4402. AS
                                             VALUE. INVESTMENT RETURN AND PRINCIPAL        MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                    VALUE WILL FLUCTUATE SO THAT YOU MAY          MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                   4.40%      HAVE A GAIN OR LOSS WHEN YOU SELL             PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                  4.31       SHARES.                                       VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                           ADVISOR.
=========================================        AIM V.I. BASIC BALANCED FUND, A
                                             SERIES PORTFOLIO OF AIM VARIABLE
RETURNS SINCE JANUARY 24, 2002, THE          INSURANCE FUNDS, IS CURRENTLY OFFERED
INCEPTION DATE OF SERIES II SHARES, ARE      THROUGH
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I SHARES
(FOR PERIODS PRIOR TO INCEPTION OF
SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12b-1 FEES APPLICABLE TO

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT             Unless otherwise indicated, index
                                                                                           results include reinvested dividends,
The Fund may invest up to 25% of its         The unmanaged Standard & Poor's               and they do not reflect sales charges.
assets in the securities of non-U.S.         Composite INDEX of 500 Stocks (the S&P        Performance of an index of funds
issuers. International investing             500 --Registered Trademark-- Index) is        reflects fund expenses; performance of a
presents certain risks not associated        an index of common stocks frequently          market index does not.
with investing solely in the United          used as a general measure of U.S. stock
States. These include risks relating to      market performance.                           OTHER INFORMATION
fluctuations in the value of the U.S.
dollar relative to the values of other           The unmanaged LIPPER BALANCED FUND        The returns shown in the management's
currencies, the custody arrangements         INDEX represents an average of the 30         discussion of Fund performance are based
made for the Fund's foreign holdings,        largest balanced funds tracked by             on net asset values calculated for
differences in accounting, political         Lipper, Inc., an independent mutual fund      shareholder transactions. Generally
risks and the lesser degree of public        performance monitor. It is calculated         accepted accounting principles require
information required to be provided by       daily, with adjustments for                   adjustments to be made to the net assets
non-U.S. companies.                          distributions as of the ex-dividend           of the Fund at period end for financial
                                             dates.                                        reporting purposes, and as such, the net
    U.S. Treasury securities such as                                                       asset values for shareholder
bills, notes and bonds offer a high              The blended index used in this            transactions and the returns based on
degree of safety, and they guarantee the     report is composed of 60% RUSSELL 1000        those net asset values may differ from
payment of principal and any applicable      --Registered Trademark-- VALUE INDEX and      the net asset values and returns
interest if held to maturity. Fund           40% LEHMAN BROTHERS U.S. AGGREGATE BOND       reported in the Financial Highlights.
shares are not insured, and their value      INDEX. The unmanaged Russell 1000             Additionally, the returns and net asset
and yield will vary with market              --Registered Trademark-- Index                values shown throughout this report are
conditions.                                  represents the performance of the stocks      at the Fund level only and do not
                                             of large-capitalization companies; the        include variable product issuer charges.
    The Fund may invest a portion of its     Value segment measures the performance        If such charges were included, the total
assets in mortgage-backed securities,        of Russell 1000 companies with lower          returns would be lower.
which may lose value if mortgages are        price/book ratios and lower forecasted
prepaid in response to falling interest      growth values.                                   Industry classifications used in
rates.                                                                                     this report are generally according to
                                             The unmanaged LEHMAN BROTHERS U.S.            the Global Industry Classification
                                             AGGREGATE BOND INDEX, which represents        Standard, which was developed by and is
                                             the U.S. investment-grade fixed-rate          the exclusive property and a service
                                             bond market (including government and         mark of Morgan Stanley Capital
                                             corporate securities, mortgage                International Inc. and Standard &
                                             pass-through securities and asset-backed      Poor's.
                                             securities), is compiled by Lehman
                                             Brothers, a global investment bank.              Commonality measures the similarity
                                                                                           of holdings between two portfolios using
                                             The Fund is not managed to track the          the lowest common percentage method.
                                             performance of any particular index,          This method compares each security's
                                             including the indexes defined here, and       percentage of total net assets in both
                                             consequently, the performance of the          portfolios and adds the lower
                                             Fund may deviate significantly from the       percentages of the two portfolios to
                                             performance of the indexes.                   determine commonality.

                                             A direct investment cannot be made in an
                                             index.

AIM V.I. BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES       ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
EXAMPLE                                      The table below provides information          value after expenses for the six months
                                             about actual account values and actual        ended December 31, 2005, appear in the
As a shareholder of the Fund, you incur      expenses. You may use the information in      table "Cumulative Total Returns" on Page
ongoing costs, including management          this table, together with the amount you      5.
fees; distribution and/or service fees       invested, to estimate the expenses that
(12b-1); and other Fund expenses. This       you paid over the period. Simply divide           The hypothetical account values and
example is intended to help you              your account value by $1,000 (for             expenses may not be used to estimate the
understand your ongoing costs (in            example, an $8,600 account value divided      actual ending account balance or
dollars) of investing in the Fund and to     by $1,000 = 8.6), then multiply the           expenses you paid for the period. You
compare these costs with ongoing costs       result by the number in the table under       may use this information to compare the
of investing in other mutual funds. The      the heading entitled "Actual Expenses         ongoing costs of investing in the Fund
example is based on an investment of         Paid During Period" to estimate the           and other funds. To do so, compare this
$1,000 invested at the beginning of the      expenses you paid on your account during      5% hypothetical example with the 5%
period and held for the entire period        this period.                                  hypothetical examples that appear in the
July 1, 2005, through December 31, 2005.                                                   shareholder reports of the other funds.
                                             HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The actual and hypothetical expenses                                                        Please note that the expenses shown
in the examples below do not represent       The table below also provides                 in the table are meant to highlight your
the effect of any fees or other expenses     information about hypothetical account        ongoing costs. Therefore, the
assessed in connection with a variable       values and hypothetical expenses based        hypothetical information is useful in
product; if they did, the expenses shown     on the Fund's actual expense ratio and        comparing ongoing costs, and will not
would be higher while the ending account     an assumed rate of return of 5% per year      help you determine the relative total
values shown would be lower.                 before expenses, which is not the Fund's      costs of owning different funds.

====================================================================================================================================

                                                      ACTUAL                              HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING             ENDING              EXPENSES        ENDING            EXPENSES         ANNUALIZED
  SHARE              ACCOUNT VALUE       ACCOUNT VALUE         PAID DURING   ACCOUNT VALUE       PAID DURING          EXPENSE
  CLASS                (7/01/05)         (12/31/05)(1)           PERIOD(2)     (12/31/05)         PERIOD(2)            RATIO
Series I               $1,000.00           $1,044.00              $4.69         $1,020.62           $4.63               0.91%
Series II               1,000.00            1,043.10               5.97          1,019.36            5.90               1.16

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the
    Fund's expense ratio and a hypothetical annual return of 5% before expenses. The
    Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total
    Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. BASIC BALANCED FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      o Fees relative to those of clients of
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                AIM with comparable investment
the management of AIM V.I. Basic             credentials and experience of the             strategies. The Board reviewed the
Balanced Fund (formerly known as "AIM        officers and employees of AIM who will        advisory fee rate for the Fund under the
V.I. Balanced Fund") (the "Fund") and,       provide investment advisory services to       Advisory Agreement. The Board noted that
as required by law, determines annually      the Fund. In reviewing the                    this rate (i) was the same as the
whether to approve the continuance of        qualifications of AIM to provide              initial advisory fee rate for a mutual
the Fund's advisory agreement with A I M     investment advisory services, the Board       fund advised by AIM with investment
Advisors, Inc. ("AIM"). Based upon the       reviewed the qualifications of AIM's          strategies comparable to those of the
recommendation of the Investments            investment personnel and considered such      Fund; and (ii) was lower than the
Committee of the Board, which is             issues as AIM's portfolio and product         advisory fee rates for two offshore
comprised solely of independent              review process, various back office           funds for which an AIM affiliate serves
trustees, at a meeting held on June 30,      support functions provided by AIM and         as advisor with investment strategies
2005, the Board, including all of the        AIM's equity and fixed income trading         comparable to those of the Fund. The
independent trustees, approved the           operations. Based on the review of these      Board noted that AIM has agreed to waive
continuance of the advisory agreement        and other factors, the Board concluded        advisory fees of the Fund and to limit
(the "Advisory Agreement") between the       that the quality of services to be            the Fund's total operating expenses, as
Fund and AIM for another year, effective     provided by AIM was appropriate and that      discussed below. Based on this review,
July 1, 2005.                                AIM currently is providing satisfactory       the Board concluded that the advisory
                                             services in accordance with the terms of      fee rate for the Fund under the Advisory
    The Board considered the factors         the Advisory Agreement.                       Agreement was fair and reasonable.
discussed below in evaluating the
fairness and reasonableness of the           o The performance of the Fund relative        o Fees relative to those of comparable
Advisory Agreement at the meeting on         to comparable funds. The Board reviewed       funds with other advisors. The Board
June 30, 2005 and as part of the Board's     the performance of the Fund during the        reviewed the advisory fee rate for the
ongoing oversight of the Fund. In their      past one, three and five calendar years       Fund under the Advisory Agreement. The
deliberations, the Board and the             against the performance of funds advised      Board compared effective contractual
independent trustees did not identify any    by other advisors with investment             advisory fee rates at a common asset
particular factor that was controlling,      strategies comparable to those of the         level and noted that the Fund's rate was
and each trustee attributed different        Fund. The Board noted that the Fund's         above the median rate of the funds
weights to the various factors.              performance in such periods was below         advised by other advisors with
                                             the median performance of such                investment strategies comparable to
    One of the responsibilities of the       comparable funds. The Board noted that        those of the Fund that the Board
Senior Officer of the Fund, who is           AIM has recently made changes to the          reviewed. The Board noted that AIM has
independent of AIM and AIM's affiliates,     Fund's portfolio management team, which       agreed to waive advisory fees of the
is to manage the process by which            appear to be producing encouraging early      Fund and to limit the Fund's total
the Fund's proposed management fees are      results but need more time to be              operating expenses, as discussed below.
negotiated to ensure that they are           evaluated before a conclusion can be          Based on this review, the Board
negotiated in a manner which is at arm's     made that the changes have addressed the      concluded that the advisory fee rate for
length and reasonable. To that end, the      Fund's under-performance. Based on this       the Fund under the Advisory Agreement
Senior Officer must either supervise a       review, the Board concluded that no           was fair and reasonable.
competitive bidding process or prepare       changes should be made to the Fund and
an independent written evaluation. The       that it was not necessary to change the       o Expense limitations and fee waivers.
Senior Officer has recommended an            Fund's portfolio management team at this      The Board noted that AIM has
independent written evaluation in lieu       time.                                         contractually agreed to waive advisory
of a competitive bidding process and,                                                      fees of the Fund through December 31,
upon the direction of the Board, has         o The performance of the Fund relative        2009 to the extent necessary so that the
prepared such an independent written         to indices. The Board reviewed the            advisory fees payable by the Fund do not
evaluation. Such written evaluation also     performance of the Fund during the past       exceed a specified maximum advisory fee
considered certain of the factors            one, three and five calendar years            rate, which maximum rate includes
discussed below. In addition, as             against the performance of the Lipper         breakpoints and is based on net asset
discussed below, the Senior Officer made     Balanced Fund Index. The Board noted          levels. The Board considered the
certain recommendations to the Board in      that the Fund's performance in such           contractual nature of this fee waiver
connection with such written evaluation.     periods was below the performance of          and noted that it remains in effect
                                             such Index. The Board noted that AIM has      until December 31, 2009. The Board also
    The discussion below serves as a         recently made changes to the Fund's           noted that AIM has contractually agreed
summary of the Senior Officer's              portfolio management team, which appear       to waive fees and/or limit expenses of
independent written evaluation and           to be producing encouraging early             the Fund through June 30, 2006 so that
recommendations to the Board in              results but need more time to be              total annual operating expenses are
connection there-with, as well as a          evaluated before a conclusion can be          limited to a specified percentage of
discussion of the material factors and       made that the changes have addressed the      average daily net assets for each class
the conclusions with respect thereto         Fund's under-performance. Based on this       of the Fund. The Board considered the
that formed the basis for the Board's        review, the Board concluded that no           contractual nature of this fee waiver
approval of the Advisory Agreement.          changes should be made to the Fund and        and noted that it remains in effect
After consideration of all of the            that it was not necessary to change the       until June 30, 2006. The Board
factors below and based on its informed      Fund's portfolio management team at this      considered the effect these fee
business judgment, the Board determined      time.                                         waivers/expense limitations would have
that the Advisory Agreement is in the                                                      on the Fund's estimated expenses and
best interests of the Fund and its           o Meeting with the Fund's portfolio           concluded that the levels of fee
shareholders and that the compensation       managers and investment personnel. With       waivers/expense limitations for the Fund
to AIM under the Advisory Agreement is       respect to the Fund, the Board is             were fair and reasonable.
fair and reasonable and would have been      meeting periodically with such Fund's
obtained through arm's length                portfolio managers and/or other               o Breakpoints and economies of scale.
negotiations.                                investment personnel and believes that        The Board reviewed the structure of the
                                             such individuals are competent and able       Fund's advisory fee under the Advisory
o The nature and extent of the advisory      to continue to carry out their                Agreement, noting that it includes one
services to be provided by AIM. The          responsibilities under the Advisory           breakpoint. The Board reviewed the level
Board reviewed the services to be            Agreement.                                    of the Fund's advisory fees, and noted
provided by AIM under the Advisory                                                         that such fees, as a percentage of the
Agreement. Based on such review, the         o Overall performance of AIM. The Board       Fund's net assets, would decrease as net
Board concluded that the range of            considered the overall performance of         assets increase because the Advisory
services to be provided by AIM under the     AIM in providing investment advisory and      Agreement includes a breakpoint. The
Advisory Agreement was appropriate and       portfolio administrative services to the      Board noted that, due to the Fund's
that AIM currently is providing services     Fund and concluded that such performance      current asset levels and the way in
in accordance with the terms of the          was satisfactory.                             which
Advisory Agreement.

                                                                                                                         (continued)

AIM V.I. BASIC BALANCED FUND


the advisory fee breakpoints have been       o Profitability of AIM and its                o Other factors and current trends. In
structured, the Fund has yet to benefit      affiliates. The Board reviewed                determining whether to continue the
from the breakpoint. The Board noted         information concerning the profitability      Advisory Agreement for the Fund, the
that AIM has contractually agreed to         of AIM's (and its affiliates')                Board considered the fact that AIM,
waive advisory fees of the Fund through      investment advisory and other activities      along with others in the mutual fund
December 31, 2009 to the extent              and its financial condition. The Board        industry, is subject to regulatory
necessary so that the advisory fees          considered the overall profitability of       inquiries and litigation related to a
payable by the Fund do not exceed a          AIM, as well as the profitability of AIM      wide range of issues. The Board also
specified maximum advisory fee rate,         in connection with managing the Fund.         considered the governance and
which maximum rate includes breakpoints      The Board noted that AIM's operations         compliance reforms being undertaken by
and is based on net asset levels. The        remain profitable, although increased         AIM and its affiliates, including
Board concluded that the Fund's fee          expenses in recent years have reduced         maintaining an internal controls
levels under the Advisory Agreement          AIM's profitability. Based on the review      committee and retaining an independent
therefore would reflect economies of         of the profitability of AIM's and its         compliance consultant, and the fact that
scale at higher asset levels and that it     affiliates' investment advisory and           AIM has undertaken to cause the Fund to
was not necessary to change the advisory     other activities and its financial            operate in accordance with certain
fee breakpoints in the Fund's advisory       condition, the Board concluded that the       governance policies and practices. The
fee schedule.                                compensation to be paid by the Fund to        Board concluded that these actions
                                             AIM under its Advisory Agreement was not      indicated a good faith effort on the
o Investments in affiliated money market     excessive.                                    part of AIM to adhere to the highest
funds. The Board also took into account                                                    ethical standards, and determined that
the fact that uninvested cash and cash       o Benefits of soft dollars to AIM. The        the current regulatory and litigation
collateral from securities lending           Board considered the benefits realized        environment to which AIM is subject
arrangements (collectively, "cash            by AIM as a result of brokerage               should not prevent the Board from
balances") of the Fund may be invested       transactions executed through "soft           continuing the Advisory Agreement for
in money market funds advised by AIM         dollar" arrangements. Under these             the Fund.
pursuant to the terms of an SEC              arrangements, brokerage commissions paid
exemptive order. The Board found that        by the Fund and/or other funds advised
the Fund may realize certain benefits        by AIM are used to pay for research and
upon investing cash balances in AIM          execution services. This research is
advised money market funds, including a      used by AIM in making investment
higher net return, increased liquidity,      decisions for the Fund. The Board
increased diversification or decreased       concluded that such arrangements were
transaction costs. The Board also found      appropriate.
that the Fund will not receive reduced
services if it invests its cash balances     o AIM's financial soundness in
in such money market funds. The Board        light of the Fund's needs. The Board
noted that, to the extent the Fund           considered whether AIM is financially
invests in affiliated money market           sound and has the resources necessary to
funds, AIM has voluntarily agreed to         perform its obligations under the
waive a portion of the advisory fees it      Advisory Agreement, and concluded that
receives from the Fund attributable to       AIM has the financial resources
such investment. The Board further           necessary to fulfill its obligations
determined that the proposed securities      under the Advisory Agreement.
lending program and related procedures
with respect to the lending Fund is in       o Historical relationship between the
the best interests of the lending Fund       Fund and AIM. In determining whether to
and its respective shareholders. The         continue the Advisory Agreement for the
Board therefore concluded that the           Fund, the Board also considered the
investment of cash collateral received       prior relationship between AIM and the
in connection with the securities            Fund, as well as the Board's knowledge
lending program in the money market          of AIM's operations, and concluded that
funds according to the procedures is in      it was beneficial to maintain the cur-
the best interests of the lending Fund       rent relationship, in part, because of
and its respective shareholders.             such knowledge. The Board also reviewed
                                             the general nature of the non-investment
o Independent written evaluation and         advisory services currently performed by
recommendations of the Fund's Senior         AIM and its affiliates, such as
Officer. The Board noted that, upon          administrative, transfer agency and
their direction, the Senior Officer of       distribution services, and the fees
the Fund, who is independent of AIM and      received by AIM and its affiliates for
AIM's affiliates, had prepared an            performing such services. In addition to
independent written evaluation in order      reviewing such services, the trustees
to assist the Board in determining the       also considered the organizational
reasonableness of the proposed               structure employed by AIM and its
management fees of the AIM Funds,            affiliates to provide those services.
including the Fund. The Board noted that     Based on the review of these and other
the Senior Officer's written evaluation      factors, the Board concluded that AIM
had been relied upon by the Board in         and its affiliates were qualified to
this regard in lieu of a competitive         continue to provide non-investment
bidding process. In determining whether      advisory services to the Fund, including
to continue the Advisory Agreement for       administrative, transfer agency and
the Fund, the Board considered the           distribution services, and that AIM and
Senior Officer's written evaluation and      its affiliates currently are providing
the recommendation made by the Senior        satisfactory non-investment advisory
Officer to the Board that the Board          services.
consider implementing a process to
assist them in more closely monitoring
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS

December 31, 2005



                                                   SHARES              VALUE
--------------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.52%

ADVERTISING-2.53%

Interpublic Group of Cos., Inc. (The)(a)                88,500      $    854,025
--------------------------------------------------------------------------------
Omnicom Group Inc.                                      18,600         1,583,418
================================================================================
                                                                       2,437,443
================================================================================

AEROSPACE & DEFENSE-0.90%

Honeywell International Inc.                            23,300           867,925
================================================================================

ALUMINUM-0.86%

Alcoa Inc.                                              28,100           830,917
================================================================================

APPAREL RETAIL-0.99%

Gap, Inc. (The)                                         54,000           952,560
================================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.27%

Bank of New York Co., Inc. (The)                        38,600         1,229,410
================================================================================

BREWERS-1.13%

Molson Coors Brewing Co.-Class B                        16,312         1,092,741
================================================================================

BUILDING PRODUCTS-1.65%

American Standard Cos. Inc.                             15,500           619,225
--------------------------------------------------------------------------------
Masco Corp.                                             32,200           972,118
================================================================================
                                                                       1,591,343
================================================================================

CONSTRUCTION MATERIALS-1.38%

CEMEX, S.A. de C.V.-ADR (Mexico)                        22,500         1,334,925
================================================================================

CONSUMER ELECTRONICS-2.09%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)                    29,700           923,670
--------------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                                  26,700         1,089,360
================================================================================
                                                                       2,013,030
================================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.45%

Ceridian Corp.(a)                                       42,600         1,058,610
--------------------------------------------------------------------------------
First Data Corp.                                        52,700         2,266,627
================================================================================
                                                                       3,325,237
================================================================================

DIVERSIFIED BANKS-0.02%

HSBC Capital Funding L.P. (United Kingdom),
  4.61% Pfd. (Acquired 11/05/03; Cost
  $23,313)(b)(c)                                        25,000            23,651
================================================================================

DIVERSIFIED CAPITAL MARKETS-0.12%

UBS Preferred Funding Trust I, 8.62% Pfd.(b)           100,000           115,464
================================================================================

DIVERSIFIED CHEMICALS-0.26%

Dow Chemical Co. (The)                                   5,700           249,774
================================================================================


                                                   SHARES              VALUE
--------------------------------------------------------------------------------


DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.38%

Cendant Corp.                                           77,121      $  1,330,337
================================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.72%

Waste Management, Inc.                                  54,700         1,660,145
================================================================================

FOOD RETAIL-2.06%

Kroger Co. (The)(a)                                     57,300         1,081,824
--------------------------------------------------------------------------------
Safeway Inc.                                            38,400           908,544
================================================================================
                                                                       1,990,368
================================================================================

GENERAL MERCHANDISE STORES-1.16%

Target Corp.                                            20,400         1,121,388
================================================================================

HEALTH CARE DISTRIBUTORS-4.14%

Cardinal Health, Inc.                                   42,900         2,949,375
--------------------------------------------------------------------------------
McKesson Corp.                                          20,222         1,043,253
================================================================================
                                                                       3,992,628
================================================================================

HEALTH CARE EQUIPMENT-0.92%

Baxter International Inc.                               23,600           888,540
================================================================================

HEALTH CARE FACILITIES-1.28%

HCA Inc.                                                24,500         1,237,250
================================================================================

INDUSTRIAL CONGLOMERATES-4.40%

General Electric Co.                                    44,100         1,545,705
--------------------------------------------------------------------------------
Tyco International Ltd.                                 93,500         2,698,410
================================================================================
                                                                       4,244,115
================================================================================

INDUSTRIAL MACHINERY-1.30%

Illinois Tool Works Inc.                                14,300         1,258,257
================================================================================

INVESTMENT BANKING & BROKERAGE-2.63%

Merrill Lynch & Co., Inc.                               18,200         1,232,686
--------------------------------------------------------------------------------
Morgan Stanley                                          23,100         1,310,694
================================================================================
                                                                       2,543,380
================================================================================

LIFE & HEALTH INSURANCE-0.11%

Aegon N.V. (Netherlands), 6.38% Pfd                      4,100           103,566
================================================================================

MANAGED HEALTH CARE-2.21%

WellPoint, Inc.(a)                                      26,700         2,130,393
================================================================================

MOVIES & ENTERTAINMENT-1.22%

Walt Disney Co. (The)                                   49,300         1,181,721
================================================================================

MULTI-LINE INSURANCE-1.49%

Hartford Financial Services Group, Inc. (The)           16,700         1,434,363
================================================================================

                          AIM V.I. BASIC BALANCED FUND



                                                   SHARES              VALUE
--------------------------------------------------------------------------------

OIL & GAS DRILLING-1.78%

Transocean Inc.(a)                                      24,600      $  1,714,374
================================================================================

OIL & GAS EQUIPMENT & SERVICES-3.94%

Halliburton Co.                                         37,900         2,348,284
--------------------------------------------------------------------------------
Schlumberger Ltd.                                       15,000         1,457,250
================================================================================
                                                                       3,805,534
================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.70%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $301,781)(b)(c)(d)                          3           300,000
--------------------------------------------------------------------------------
Auction Pass-Through Trust-Series 2001-1,
  Class A, 5.30% Floating Rate Pfd. (Acquired
  10/03/05; Cost $250,000)(c)(e)(f)                          1           250,000
--------------------------------------------------------------------------------
Citigroup Inc.                                          37,300         1,810,169
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                    54,268         2,153,897
--------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 4.80%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(b)(c)(e)               500           498,030
--------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 4.87%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $244,120)(b)(c)(e)                                       250           244,539
--------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 5.05%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $242,867)(b)(c)(e)                                       250           243,817
================================================================================
                                                                       5,500,452
================================================================================

PACKAGED FOODS & MEATS-1.80%

Kraft Foods Inc.-Class A                                24,900           700,686
--------------------------------------------------------------------------------
Unilever N.V. (Netherlands)(g)                          15,100         1,034,081
================================================================================
                                                                       1,734,767
================================================================================

PHARMACEUTICALS-5.08%

Pfizer Inc.                                             51,900         1,210,308
--------------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                              21,761         1,906,553
--------------------------------------------------------------------------------
Wyeth                                                   38,693         1,782,587
================================================================================
                                                                       4,899,448
================================================================================

PROPERTY & CASUALTY INSURANCE-1.61%

ACE Ltd.                                                29,100         1,555,104
================================================================================

SYSTEMS SOFTWARE-1.80%

Computer Associates International, Inc.                 61,700         1,739,323
================================================================================

THRIFTS & MORTGAGE FINANCE-2.14%

Fannie Mae                                              26,800         1,308,108
--------------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(h)                                                2,950           147,264
--------------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(h)                                                2,950           146,320
--------------------------------------------------------------------------------
Freddie Mac                                              7,100           463,985
================================================================================
                                                                       2,065,677
================================================================================
    Total Stocks & Other Equity Interests
      (Cost $54,991,311)                                              64,195,550
================================================================================

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
================================================================================
BONDS & NOTES-24.24%

AEROSPACE & DEFENSE-0.19%

Systems 2001 Asset Trust LLC (Cayman
  Islands)- Series 2001, Class G, Pass
  Through Ctfs., (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost $188,213)(b)(c)(i)     $     170,774      $    183,726
================================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.15%

Janus Capital Group Inc., Sr. Unsec. Notes,
  7.00%, 11/01/06(b)                                    80,000            81,200
--------------------------------------------------------------------------------
Nuveen Investments, Inc., Sr. Unsec. Sub.
  Notes, 5.50%, 09/15/15(b)                             65,000            64,009
================================================================================
                                                                         145,209
================================================================================

AUTOMOBILE MANUFACTURERS-0.46%

DaimlerChrysler North America Holding Corp.,
  Gtd. Global Notes, 6.40%, 05/15/06(b)                 55,000            55,266
--------------------------------------------------------------------------------
  Series D, Gtd. Floating Rate Medium Term
    Notes, 4.99%, 05/24/06(b)(e)                       260,000           260,200
--------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
    01/18/06(b)                                        125,000           125,100
================================================================================
                                                                         440,566
================================================================================

BROADCASTING & CABLE TV-1.94%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06(b)                                          200,000           203,454
--------------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(b)           345,000           354,984
--------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 9.46%,
    11/15/22(b)                                        140,000           183,746
--------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  7.75%, 08/15/06(b)                                   390,000           395,928
--------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 10/03/05-11/14/05; Cost
  $518,995)(b)(c)(f)                                   500,000           514,785
--------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(b)                                           50,000            50,103
--------------------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(b)                      150,000           172,975
================================================================================
                                                                       1,875,975
================================================================================

COMMERCIAL PRINTING-0.08%

Deluxe Corp., Medium Term Notes, 2.75%,
  09/15/06(b)                                           80,000            78,796
================================================================================

COMMUNICATIONS EQUIPMENT-0.19%

Telecomunicaciones de Puerto Rico, Inc.
  (Puerto Rico), Sr. Unsec. Gtd. Sub. Global
  Notes, 6.65%, 05/15/06(b)                            180,000           180,965
================================================================================

CONSUMER ELECTRONICS-0.05%

Koninklijke (Royal) Philips Electronics N.V.
  (Netherlands), Yankee Notes, 8.38%,
  09/15/06(b)                                           50,000            51,177
================================================================================

                          AIM V.I. BASIC BALANCED FUND

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------

CONSUMER FINANCE-1.98%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 5.80%, 02/01/27 (Acquired
  09/16/04; Cost $229,365)(b)(c)(e)              $     225,000      $    225,326
--------------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(b)                 275,000           277,186
--------------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(b)                      30,000            31,430
--------------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.50%, 02/15/06(b)                            125,000           124,544
--------------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(b)              970,000           967,672
--------------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(b)                      55,000            54,998
--------------------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 5.24%,
  05/18/06(b)(e)                                     230,000(j)          226,647
================================================================================
                                                                       1,907,803
================================================================================

DIVERSIFIED BANKS-1.30%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $167,403)(b)(c)(k)                    150,000           152,574
--------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)               25,000            25,038
--------------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $200,323)(b)(c)                                 160,000           200,320
--------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $63,272)(b)(c)                                   50,000            54,315
--------------------------------------------------------------------------------
Corporacion Andina de Fomento, Unsec. Global
  Notes, 6.88%, 03/15/12(b)                             75,000            81,751
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $15,593)(b)(c)                         15,000            15,157
--------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $60,000)(b)(c)(k)                                     60,000            62,198
--------------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  4.94%(b)(k)(l)                                       130,000           114,561
--------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 4.19%, 08/29/87(b)(l)                 60,000            50,825
--------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 4.25%(b)(k)(l)                      100,000            87,171
--------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(b)                                    50,000            64,882
--------------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(b)(k)                                    60,000            60,338
--------------------------------------------------------------------------------
VTB Capital S.A. (Russia), Sr. Floating Rate
  Notes, 5.25%, 09/21/07 (Acquired 12/14/05;
  Cost $140,000)(b)(c)(e)                              140,000           140,280
--------------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(b)                                   150,000           147,454
================================================================================
                                                                       1,256,864
================================================================================

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT            VALUE

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.66%

Cendant Corp., Sr. Unsec. Global Notes,
  6.88%, 08/15/06(b)                             $     630,000      $    636,691
================================================================================

ELECTRIC UTILITIES-1.15%

American Electric Power Co., Inc.-Series A,
  Unsec. Unsub. Global Notes, 6.13%,
  05/15/06(b)                                          100,000(j)        100,495
--------------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(b)                       45,000            46,348
--------------------------------------------------------------------------------
Duke Capital LLC, Sr. Unsec. Notes, 4.30%,
  05/18/06(b)                                           90,000            89,862
--------------------------------------------------------------------------------
Korea Electric Power Corp. (South Korea),
  Unsec. Gtd. Putable Disc. Yankee Deb.,
  7.95%, 04/01/16(b)(m)                                155,000            96,794
--------------------------------------------------------------------------------
Northeast Utilities-Series A, Notes, 8.58%,
  12/01/06(b)                                           33,600            34,417
--------------------------------------------------------------------------------
Pepco Holdings, Inc., Unsec. Unsub. Notes,
  3.75%, 02/15/06(b)                                   180,000           179,802
--------------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(b)                            290,000           290,954
--------------------------------------------------------------------------------
Progress Energy, Inc., Sr. Unsec. Notes,
  6.75%, 03/01/06(b)                                   270,000           270,829
================================================================================
                                                                       1,109,501
================================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.35%

Waste Management, Inc., Unsec. Notes, 7.00%,
  10/15/06(b)                                          335,000           340,303
================================================================================

FOOD RETAIL-0.34%

ARAMARK Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(b)                                    85,000            85,918
--------------------------------------------------------------------------------
Kroger Co. (The), Sr. Unsec. Gtd. Notes,
  7.63%, 09/15/06(b)                                   120,000           121,994
--------------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 6.15%,
  03/01/06(b)                                          120,000           120,257
================================================================================
                                                                         328,169
================================================================================

FOREST PRODUCTS-0.09%

Weyerhaeuser Co. (Canada), Unsec. Yankee
  Notes, 6.75%, 02/15/06(b)                             90,000            90,100
================================================================================

HEALTH CARE DISTRIBUTORS-0.09%

Cardinal Health, Inc., Unsec. Notes, 6.00%,
  01/15/06(b)                                           90,000            90,031
================================================================================

HEALTH CARE SERVICES-0.24%

Caremark Rx, Inc., Sr. Unsec. Notes, 7.38%,
  10/01/06(b)                                          150,000           152,365
--------------------------------------------------------------------------------
Quest Diagnostics Inc., Sr. Unsec. Gtd.
  Notes, 6.75%, 07/12/06(b)                             75,000            75,678
================================================================================
                                                                         228,043
================================================================================

                          AIM V.I. BASIC BALANCED FUND

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------

HOMEBUILDING-0.46%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(b)                                    $     100,000      $    108,620
--------------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 8.00%, 08/15/06(b)                            330,000           334,966
================================================================================
                                                                         443,586
================================================================================

HOUSEHOLD APPLIANCES-0.09%

Stanley Works Capital Trust I, Trust Pfd.
  Bonds, 5.90%, 12/01/45 (Acquired 11/15/05;
  Cost $90,000)(b)(c)                                   90,000            89,830
================================================================================

HOUSEWARES & SPECIALTIES-0.15%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(b)                             140,000           141,841
================================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.24%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(b)                                   175,000           175,954
--------------------------------------------------------------------------------
TXU Corp.-Series O, Sr. Unsec. Global Notes,
  4.80%, 11/15/09(b)                                    60,000            58,025
================================================================================
                                                                         233,979
================================================================================

INDUSTRIAL CONGLOMERATES-0.62%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(b)                                        275,000(j)          275,478
--------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(b)                                          284,000           285,241
--------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $45,291)(b)(c)                                        40,000            40,515
================================================================================
                                                                         601,234
================================================================================

INTEGRATED OIL & GAS-0.87%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(b)                                           65,000            68,294
--------------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(b)          410,000           416,986
--------------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(b)                     325,000           354,656
================================================================================
                                                                         839,936
================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.48%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes,
  7.20%, 03/01/06(b)                                    90,000            90,389
--------------------------------------------------------------------------------
  8.50%, 03/01/31(b)                                    40,000            54,069
--------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
    01/30/06(b)                                        160,000           160,278
--------------------------------------------------------------------------------
  Unsec. Gtd. Notes, 4.78%, 08/17/06(b)                450,000           449,671
--------------------------------------------------------------------------------
Sprint Nextel Corp., Deb., 9.25%, 04/15/22(b)          140,000           183,057
--------------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(b)                                          100,000           103,448
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT            VALUE
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(b)                       $      60,000      $     60,934
--------------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(b)                                    21,000            21,079
--------------------------------------------------------------------------------
  8.75%, 11/01/21(b)                                    65,000            82,184
--------------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(b)                             65,000            66,529
--------------------------------------------------------------------------------
Verizon New York Inc., Unsec. Deb., 7.00%,
  12/01/33(b)                                           90,000            93,838
--------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(b)                              70,000            64,966
================================================================================
                                                                       1,430,442
================================================================================

INVESTMENT BANKING & BROKERAGE-0.11%

Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(b)                                 100,000(j)          101,143
================================================================================

LEISURE PRODUCTS-0.26%

Brunswick Corp., Unsec. Unsub. Notes, 6.75%,
  12/15/06(b)                                          250,000           253,532
================================================================================

LIFE & HEALTH INSURANCE-0.24%

Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired 01/22/04; Cost
  $207,149)(b)(c)(i)                                   175,000           206,225
--------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(b)                                    20,000            20,534
================================================================================
                                                                         226,759
================================================================================

MANAGED HEALTH CARE-0.34%

CIGNA Corp., Notes, 6.38%, 01/15/06(b)                 170,000           170,077
--------------------------------------------------------------------------------
Humana Inc., Sr. Unsec. Notes, 7.25%,
  08/01/06(b)                                          155,000           157,032
================================================================================
                                                                         327,109
================================================================================

MOVIES & ENTERTAINMENT-1.13%

CBS Corp., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(b)                                   440,000           440,528
--------------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes,
  8.11%, 08/15/06(b)                                    24,000            24,387
--------------------------------------------------------------------------------
  8.18%, 08/15/07(b)                                   150,000           156,546
--------------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(b)                      300,000           370,704
--------------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(b)                      95,000            95,321
================================================================================
                                                                       1,087,486
================================================================================

MULTI-UTILITIES-0.10%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(b)                                   100,000           100,653
================================================================================

                          AIM V.I. BASIC BALANCED FUND

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------

MUNICIPALITIES-1.52%

Brownsville (City of), Texas; Refunding &
  Improvement Utilities System Series 2005 A
  RB, (INS-Ambac Assurance Corp.) 5.00%,
  09/01/31(b)(i)                                 $      30,000      $     31,125
--------------------------------------------------------------------------------
Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, (INS-MBIA Insurance Corp.) 3.88%,
  01/01/08(b)(i)                                       250,000           246,250
--------------------------------------------------------------------------------
Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(b)                                    50,000            48,750
--------------------------------------------------------------------------------
  5.20%, 02/15/35(b)                                   100,000            99,090
--------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(b)(i)                                        65,000            62,806
--------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, (INS-Financial Guaranty Insurance
  Co.) 4.95%, 06/15/25(b)(i)                            80,000            77,200
--------------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
  4.87%, 07/15/16(b)                                    50,000            49,250
--------------------------------------------------------------------------------
  5.22%, 07/15/20(b)                                    50,000            49,949
--------------------------------------------------------------------------------
  5.28%, 01/15/22(b)                                    25,000            25,000
--------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(b)(i)               125,000           129,844
--------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Series
  2005 RB, (INS-Financial Security Assurance
  Inc.) 5.00%, 06/01/15(b)(i)                           50,000            54,063
--------------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(b)             100,000            99,125
--------------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, (INS-Ambac Assurance Corp.)
  4.64%, 06/30/20(b)(i)                                 55,000            53,213
--------------------------------------------------------------------------------
  4.83%, 06/30/28(b)(i)                                100,000            95,314
--------------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, (INS-Financial Guaranty Insurance
  Co.) 3.69%, 07/01/07(b)(i)                            50,000            49,275
--------------------------------------------------------------------------------
  4.21%, 07/01/08(b)(i)                                 75,000            74,060
--------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  (INS-MBIA Insurance Corp.) 3.42%,
  07/10/30(b)(i)(n)                                    225,000           219,537
================================================================================
                                                                       1,463,851
================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.11%

Halliburton Co., Medium Term Notes, 6.00%,
  08/01/06(b)                                          102,000           102,703
================================================================================

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT            VALUE

OIL & GAS EXPLORATION & PRODUCTION-0.67%

Devon Energy Corp., Sr. Unsec. Notes, 2.75%,
  08/01/06(b)                                    $     309,000      $    305,363
--------------------------------------------------------------------------------
Pemex Project Funding Master Trust (Mexico),
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $124,121)(b)(c)                                      125,000           124,500
--------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(b)                                          175,000           214,393
================================================================================
                                                                         644,256
================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.73%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(b)                                           20,000            19,979
--------------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%,(b)(k)                      100,000           114,001
--------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87%, (Acquired 06/16/04-07/28/05;
  Cost $356,092)(b)(c)(k)                              315,000           345,722
--------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(b)                                   273,750           296,953
--------------------------------------------------------------------------------
  Series 2000-1, Class A1, Global Notes,
  9.03%, 02/15/11(b)                                   100,000           109,529
--------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(b)           92,500            94,433
--------------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $16,364)(b)(c)               16,143            16,085
--------------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $199,866)(b)(c)                                 200,000           190,748
--------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $169,578)(b)(c)             143,333           168,726
--------------------------------------------------------------------------------
Toll Road Investors Partnership II,
  L.P.-Series A, Bonds (INS-MBIA Insurance
  Corp.) 5.56%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $164,386)(b)(c)(i)(o)                              1,400,000           170,978
--------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 5.36% (Acquired
  12/07/04; Cost $100,000)(b)(c)(k)(p)                 100,000           100,107
--------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(b)(k)                   40,000            43,473
================================================================================
                                                                       1,670,734
================================================================================

PACKAGED FOODS & MEATS-0.65%

ConAgra Foods, Inc., Notes, 6.00%,
  09/15/06(b)                                          160,000           161,395
--------------------------------------------------------------------------------
General Mills, Inc., Notes, 6.45%,
  10/15/06(b)                                           60,000            60,696
--------------------------------------------------------------------------------
Tyson Foods, Inc., Sr. Unsec. Global Notes,
  7.25%, 10/01/06(b)                                   395,000           401,166
================================================================================
                                                                         623,257
================================================================================

                          AIM V.I. BASIC BALANCED FUND

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-1.14%

ACE INA Holdings, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.30%, 08/15/06(b)               $     115,000      $    117,274
--------------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(b)                 125,000           134,554
--------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(b)                       220,000           239,732
--------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $213,696)(b)(c)              200,000           203,210
--------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda),
  Sr. Unsec. Floating Rate Notes, 4.51%,
  10/06/06 (Acquired 10/12/05; Cost
  $99,250)(b)(c)(p)                                    100,000            99,163
--------------------------------------------------------------------------------
  Unsec. Sub. Deb., 5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $300,084)(b)(c)              295,000           291,336
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06(b)                             10,000(j)         10,148
================================================================================
                                                                       1,095,417
================================================================================

RAILROADS-0.03%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(b)                                           30,000            30,040
================================================================================

REAL ESTATE-0.62%

Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(b)                             60,000            59,151
--------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(b)                  90,000            98,787
--------------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(b)                                           65,000            64,170
--------------------------------------------------------------------------------
ProLogis, Sr. Unsec. Notes, 7.05%,
  07/15/06(b)                                          270,000           273,100
--------------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(b)                       100,000           100,567
================================================================================
                                                                         595,775
================================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(b)                                           50,000            50,778
================================================================================

REGIONAL BANKS-0.56%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 5.96%, 03/01/34(b)(e)           200,000           206,196
--------------------------------------------------------------------------------
Frost National Bank (The), Unsec. Sub. Notes,
  6.88%, 08/01/11(b)                                    75,000            80,822
--------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 4.98%, 06/01/28(b)(e)                    100,000            97,919
--------------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(b)                                   100,000            98,409
--------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(b)                                           60,000            59,216
================================================================================
                                                                         542,562
================================================================================

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT            VALUE

REINSURANCE-0.31%

Reinsurance Group of America, Inc., Jr.
  Unsec. Sub. Deb., 6.75%, 12/15/65(b)           $     100,000      $    101,372
--------------------------------------------------------------------------------
Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $196,920)(b)(c)              200,000           197,746
================================================================================
                                                                         299,118
================================================================================

RESTAURANTS-0.05%

YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(b)                                           50,000            50,484
================================================================================

SOVEREIGN DEBT-0.20%

Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds, 10.00%, 06/26/07
  (Acquired 05/14/04-05/18/04; Cost
  $90,094)(b)(c)                                        80,000            85,720
--------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(b)                                    35,000            38,308
--------------------------------------------------------------------------------
  7.50%, 04/08/33(b)                                    60,000            71,016
================================================================================
                                                                         195,044
================================================================================

SPECIALTY CHEMICALS-0.15%

ICI North America, Unsec. Gtd. Deb., 8.88%,
  11/15/06(b)                                          140,000           144,347
================================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(b)                                          370,000           371,413
--------------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(b)                        60,000            65,716
================================================================================
                                                                         437,129
================================================================================

TOBACCO-0.21%

Altria Group, Inc.,
  Notes, 6.95%, 06/01/06(b)                             47,000            47,377
--------------------------------------------------------------------------------
  Unsec. Notes,
  6.38%, 02/01/06(b)                                    95,000            95,116
--------------------------------------------------------------------------------
  7.20%, 02/01/07(b)                                    61,000            62,371
================================================================================
                                                                         204,864
================================================================================

TRADING COMPANIES & DISTRIBUTORS-0.17%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $171,254)(b)(c)              150,000           166,604
================================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(b)                                   100,000           106,529
================================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.16%

Telephone & Data Systems, Inc., Unsec. Notes,
  7.00%, 08/01/06(b)                                   150,000           151,193
================================================================================
    Total Bonds & Notes (Cost $23,552,864)                            23,396,134
================================================================================

                          AIM V.I. BASIC BALANCED FUND

                                                   PRINCIPAL
                                                     AMOUNT            VALUE
--------------------------------------------------------------------------------

U.S. MORTGAGE-BACKED SECURITIES-12.78%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.62%

Pass Through Ctfs.,
  7.00%, 06/01/15 to 06/01/32(b)                 $      50,440      $     52,531
--------------------------------------------------------------------------------
  6.00%, 04/01/16 to 11/01/33(b)                       622,599           631,026
--------------------------------------------------------------------------------
  5.50%, 10/01/18(b)                                   253,210           254,893
--------------------------------------------------------------------------------
  7.50%, 11/01/30 to 05/01/31(b)                        38,753            40,691
--------------------------------------------------------------------------------
  6.50%, 05/01/32 to 08/01/32(b)                        46,373            47,623
--------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21 to 01/01/36(b)(q)                  1,498,880         1,463,110
--------------------------------------------------------------------------------
  5.50%, 01/01/36(b)(q)                              2,962,702         2,935,852
================================================================================
                                                                       5,425,726
================================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.05%

Pass Through Ctfs.,
  6.50%, 04/01/14 to 10/01/35(b)                       942,176           968,935
--------------------------------------------------------------------------------
  7.50%, 11/01/15(b)                                     5,090             5,354
--------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(b)                        98,723           102,947
--------------------------------------------------------------------------------
  6.00%, 01/01/17 to 05/01/17(b)                       109,141           111,599
--------------------------------------------------------------------------------
  5.00%, 04/01/18(b)                                   295,985           293,336
--------------------------------------------------------------------------------
  4.50%, 11/01/18(b)                                   110,804           108,103
--------------------------------------------------------------------------------
  8.00%, 08/01/21 to 12/01/23(b)                        33,279            35,501
--------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21(b)(q)                                 66,270            65,566
--------------------------------------------------------------------------------
  5.50%, 01/01/21 to 01/01/36(b)(q)                  2,992,840         2,975,686
--------------------------------------------------------------------------------
  6.00%, 01/01/36(b)(q)                              1,159,650         1,170,522
================================================================================
                                                                       5,837,549
================================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.11%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(b)                        42,896            45,268
--------------------------------------------------------------------------------
  8.50%, 11/15/24(b)                                   115,903           126,283
--------------------------------------------------------------------------------
  8.00%, 08/15/25(b)                                    16,614            17,801
--------------------------------------------------------------------------------
  6.50%, 03/15/29 to 12/15/33(b)                       178,637           186,736
--------------------------------------------------------------------------------
  6.00%, 09/15/31 to 05/15/33(b)                       392,798           402,840
--------------------------------------------------------------------------------
  7.00%, 09/15/31 to 03/15/33(b)                        25,490            26,764
--------------------------------------------------------------------------------
  5.50%, 12/15/33 to 02/15/34(b)                       256,894           258,886
================================================================================
                                                                       1,064,578
================================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $12,299,511)                                              12,327,853
================================================================================

ASSET-BACKED SECURITIES-1.20%

COLLATERALIZED MORTGAGE OBLIGATIONS-0.14%

Federal Home Loan Bank (FHLB)-Series TQ-2015,
  Class A, Pass Through Ctfs., 5.07%,
  10/20/15(b)                                          131,925           132,050
================================================================================

--------------------------------------------------------------------------------
                                                   PRINCIPAL
                                                     AMOUNT            VALUE

MULTI-SECTOR HOLDINGS-0.10%

Longport Funding Ltd.-Series 2005-2A, Class
  A1J, Floating Rate Bonds, 4.76%, 02/03/40
  (Acquired 03/31/05; Cost $100,000)(c)(e)(f)    $     100,000      $    100,000
================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.86%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-07/27/05; Cost $304,966)(b)(c)              275,000           332,718
--------------------------------------------------------------------------------
LILACS Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/15/64 (Acquired 07/14/05;
  Cost $500,000)(c)(f)                                 500,000           492,715
================================================================================
                                                                         825,433
================================================================================

PROPERTY & CASUALTY INSURANCE-0.10%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $100,000)(b)(c)                                      100,000            98,701
================================================================================
    Total Asset-Backed Securities (Cost
      $1,135,241)                                                      1,156,184
================================================================================

U.S. TREASURY SECURITIES-1.05%

U.S. TREASURY INFLATION-INDEXED NOTES-0.27%

  2.00%, 07/15/14(b)                                   264,163(j)(r)      262,769
================================================================================

U.S. TREASURY NOTES-0.41%

  3.13%, 01/31/07(b)                                   400,000           394,500
================================================================================

U.S. TREASURY STRIPS-0.37%

  3.03%, 02/15/07(b)(s)                                125,000           119,043
--------------------------------------------------------------------------------
  4.63%, 11/15/24(b)(s)                                165,000            69,171
--------------------------------------------------------------------------------
  4.54%, 05/15/25(b)(s)                                115,000            46,790
--------------------------------------------------------------------------------
  4.71%, 08/15/28(b)(s)                                350,000           124,579
================================================================================
                                                                         359,583
================================================================================
    Total U.S. Treasury Securities (Cost
      $1,021,630)                                                      1,016,852
================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.91%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.91%

Unsec. Floating Rate Global Notes,
  5.83%, 02/17/09(b)(p)                                350,000           341,180
--------------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(b)                                   190,000           187,805
--------------------------------------------------------------------------------
  4.20%, 03/24/08(b)                                   350,000           346,000
================================================================================
    Total U.S. Government Agency Securities
      (Cost $888,678)                                                    874,985
================================================================================


                          AIM V.I. BASIC BALANCED FUND

                                                     SHARES            VALUE
--------------------------------------------------------------------------------

MONEY MARKET FUNDS-1.76%

Liquid Assets Portfolio-Institutional
  Class(t)                                             850,068      $    850,068
--------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)            850,068           850,068
================================================================================
    Total Money Market Funds (Cost
      $1,700,136)                                                      1,700,136
================================================================================
TOTAL INVESTMENTS-108.46% (Cost $95,589,371)                         104,667,694
================================================================================
OTHER ASSETS LESS LIABILITIES-(8.46%)                                 (8,164,490)
================================================================================
NET ASSETS-100.00%                                                  $ 96,503,204
________________________________________________________________________________
================================================================================

Investment Abbreviations:

ADR      - American Depositary Receipt
CARS     - Convertible Auction Rate Securities
COP      - Certificates of Participation
Ctfs     - Certificates
Deb.     - Debentures
Disc.    - Discounted
GO       - General Obligation Bonds
Gtd.     - Guaranteed
INS      - Insurer
Jr.      - Junior
LILACS   - Life Insurance and Life Annuities Backed Charitable Securities
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
REIT     - Real Estate Investment Trust
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $39,604,794, which represented 41.04% of the Fund's Net Assets. See
    Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $6,655,105, which represented 6.90% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) Dividend rate is redetermined annually. Rate shown is the rate in effect on December 31, 2005.
(e) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2005.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2005 was $1,357,500, which represented 1.41% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $2,940,634, which represented 3.05% of the Fund's Net Assets. See Note 1A.
(h) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on December 31, 2005.
(i) Principal and/or interest payments are secured by the bond insurance company listed.
(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 7.
(k) Perpetual bond with no specified maturity date.
(l) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2005.
(m) Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date of July 10, 2006. The Bond will be remarketed or converted to a fixed coupon rate on that date.
(o) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2005.
(q) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(r) Principal amount of security and interest payments are adjusted for inflation.
(s) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                          AIM V.I. BASIC BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $93,889,235)         $102,967,558
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,700,136)                                 1,700,136
=============================================================
    Total investments (cost $95,589,371)          104,667,694
=============================================================
Foreign currencies, at value (cost $1,179)              1,180
-------------------------------------------------------------
Receivables for:
  Investments sold                                    169,252
-------------------------------------------------------------
  Fund shares sold                                        803
-------------------------------------------------------------
  Dividends and interest                              568,138
-------------------------------------------------------------
  Principal paydowns                                   18,481
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 32,795
-------------------------------------------------------------
Other assets                                            2,936
=============================================================
    Total assets                                  105,461,279
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             8,559,182
-------------------------------------------------------------
  Fund shares reacquired                              277,877
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              37,411
-------------------------------------------------------------
  Variation margin                                      4,697
-------------------------------------------------------------
Accrued administrative services fees                   51,807
-------------------------------------------------------------
Accrued distribution fees -- Series II                  3,619
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                108
-------------------------------------------------------------
Accrued transfer agent fees                               733
-------------------------------------------------------------
Accrued operating expenses                             22,641
=============================================================
    Total liabilities                               8,958,075
=============================================================
Net assets applicable to shares outstanding      $ 96,503,204
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $106,960,210
-------------------------------------------------------------
Undistributed net investment income                 1,628,613
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                               (21,181,906)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  9,096,287
=============================================================
                                                 $ 96,503,204
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 90,633,157
_____________________________________________________________
=============================================================
Series II                                        $  5,870,047
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            8,250,099
_____________________________________________________________
=============================================================
Series II                                             537,804
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      10.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      10.91
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                          $1,569,812
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $16,522)                                         1,022,750
------------------------------------------------------------
Dividends from affiliated money market funds          10,298
============================================================
    Total investment income                        2,602,860
============================================================

EXPENSES:

Advisory fees                                        740,114
------------------------------------------------------------
Administrative services fees                         255,807
------------------------------------------------------------
Custodian fees                                        27,576
------------------------------------------------------------
Distribution fees -- Series II                        14,086
------------------------------------------------------------
Transfer agent fees                                    8,854
------------------------------------------------------------
Trustees' and officer's fees and benefits             17,914
------------------------------------------------------------
Other                                                 90,590
============================================================
    Total expenses                                 1,154,941
============================================================
Less: Fees waived                                   (199,504)
============================================================
    Net expenses                                     955,437
============================================================
Net investment income                              1,647,423
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities (Includes gains from
    securities sold to affiliates of $6,230)       2,443,006
------------------------------------------------------------
  Foreign currencies                                 (14,860)
------------------------------------------------------------
  Futures contracts                                  (65,054)
============================================================
                                                   2,363,092
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              927,313
------------------------------------------------------------
  Futures contracts                                  (12,508)
============================================================
                                                     914,805
============================================================
Net gain from investment securities, foreign
  currencies and futures contracts                 3,277,897
============================================================
Net increase in net assets resulting from
  operations                                      $4,925,320
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                          AIM V.I. BASIC BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,647,423    $  1,269,394
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             2,363,092       2,712,101
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts           914,805       3,340,549
==========================================================================================
    Net increase in net assets resulting from operations         4,925,320       7,322,044
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,309,455)     (1,389,511)
------------------------------------------------------------------------------------------
  Series II                                                        (72,217)        (73,687)
==========================================================================================
    Decrease in net assets resulting from distributions         (1,381,672)     (1,463,198)
==========================================================================================
Share transactions-net:
  Series I                                                     (11,775,262)     (4,169,694)
------------------------------------------------------------------------------------------
  Series II                                                         23,488       1,224,095
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (11,751,774)     (2,945,599)
==========================================================================================
    Net increase (decrease) in net assets                       (8,208,126)      2,913,247
==========================================================================================

NET ASSETS:

  Beginning of year                                            104,711,330     101,798,083
==========================================================================================
  End of year (including undistributed net investment income
    of $1,628,613 and $1,314,746, respectively)               $ 96,503,204    $104,711,330
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                          AIM V.I. BASIC BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Balanced Fund, formerly AIM V.I. Balanced Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                          AIM V.I. BASIC BALANCED FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, fee income is agreed upon amongst the parties at the commencement of the dollar roll. This fee income is amortized to income ratably over the term of the dollar roll. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books

                          AIM V.I. BASIC BALANCED FUND
     and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $150 million                                            0.75%
-------------------------------------------------------------------
Over $150 million                                             0.50%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.62%
--------------------------------------------------------------------
Next $4.85 billion                                            0.50%
--------------------------------------------------------------------
Next $5 billion                                               0.475%
--------------------------------------------------------------------
Over $10 billion                                              0.45%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM and/or the distributor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $199,504.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

                          AIM V.I. BASIC BALANCED FUND

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $205,807 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $8,854.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $14,086.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $   --          $3,925,059        $(3,074,991)         $   --         $  850,068       $ 5,130       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                 --           3,925,059         (3,074,991)             --            850,068         5,168           --
==================================================================================================================================
  Total             $   --          $7,850,118        $(6,149,982)         $   --         $1,700,136       $10,298       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $307,006 and sales of $11,134, which resulted in net realized gains of $6,230.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,269 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate

                          AIM V.I. BASIC BALANCED FUND
available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On December 31, 2005, $810,000 principal amount of U.S. Treasury Securities and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                          NO. OF                   MONTH/                    VALUE                  APPRECIATION
CONTRACT                                 CONTRACTS               COMMITMENT                12/31/05                (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                  3                  Sep-06/Long               $  713,700                  $ (3,128)
---------------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                 13                  Dec-06/Long                3,094,162                   (13,540)
---------------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                  4                  Mar-07/Long                  952,500                    (1,433)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                  15                  Mar-06/Long                3,077,813                     1,050
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                  14                  Mar-06/Short              (1,488,813)                   (3,570)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                 16                  Mar-06/Long                1,750,500                    26,077
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                  3                  Mar-06/Long                  342,563                     9,572
=================================================================================================================================
                                                                                          $8,442,425                  $ 15,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,381,672    $1,463,198
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,691,158
----------------------------------------------------------------------------
Unrealized appreciation -- investments                             8,609,353
----------------------------------------------------------------------------
Temporary book/tax differences                                       (33,483)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,724,034)
----------------------------------------------------------------------------
Shares of beneficial interest                                    106,960,210
============================================================================
Total net assets                                                $ 96,503,204
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain future contracts and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount included appreciation on remaining proceeds to be received on Candescent Technologies Corp. of $2,936.

                          AIM V.I. BASIC BALANCED FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,277,500 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 4,507,081
-----------------------------------------------------------------------------
December 31, 2010                                                 16,216,953
=============================================================================
Total capital loss carryforward                                  $20,724,034
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $40,903,732 and $48,131,744, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,257,314
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (2,650,897)
===============================================================================
Net unrealized appreciation of investment securities               $ 8,606,417
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $96,061,277.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of bond premium amortization, treatment of partnerships, paydowns on mortgage backed securities and foreign currency transactions, on December 31, 2005, undistributed net investment income was increased by $48,116 and undistributed net realized gain
(loss) was decreased by $48,116. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                  CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                   2005 (A)                        2004
                                          --------------------------    --------------------------
                                            SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------
Sold:
  Series I                                 6,962,166    $ 72,685,111       819,573    $  8,359,573
--------------------------------------------------------------------------------------------------
  Series II                                  271,411       2,830,503       184,634       1,876,616
==================================================================================================
Issued as reinvestment of dividends:
  Series I                                   119,258       1,309,455       132,334       1,389,511
--------------------------------------------------------------------------------------------------
  Series II                                    6,619          72,217         7,058          73,686
==================================================================================================
Reacquired:
  Series I                                (8,187,375)    (85,769,828)   (1,367,292)    (13,918,778)
--------------------------------------------------------------------------------------------------
  Series II                                 (276,220)     (2,879,232)      (70,995)       (726,207)
==================================================================================================
                                          (1,104,141)   $(11,751,774)     (294,688)   $ (2,945,599)
__________________________________________________________________________________________________
==================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they owns 84% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

                          AIM V.I. BASIC BALANCED FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                       SERIES I
                                          -------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
                                           2005             2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 10.59          $  9.99       $  8.75       $ 10.84       $  12.46
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                      0.18(a)          0.13(a)       0.14(a)       0.18(a)        0.27(a)(b)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.38             0.62          1.29         (2.02)         (1.70)
=============================================================================================================
    Total from investment operations         0.56             0.75          1.43         (1.84)         (1.43)
=============================================================================================================
  Less dividends from net investment
    income                                  (0.16)           (0.15)        (0.19)        (0.25)         (0.19)
=============================================================================================================
Net asset value, end of period            $ 10.99          $ 10.59       $  9.99       $  8.75       $  10.84
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(c)                              5.29%            7.52%        16.36%       (17.02)%       (11.43)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $90,633          $99,070       $97,665       $82,866       $105,395
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets      0.95%(d)(e)      1.12%         1.11%         1.17%          1.12%
=============================================================================================================
Ratio of net investment income to
  average net assets                         1.68%(d)         1.24%         1.47%         1.90%          2.37%(b)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                        44%              51%          131%           90%            55%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.29 and the ratio of net investment income to average net assets would have been 2.52%.
(c) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $93,047,368.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.15%.

                                                                                       SERIES II
                                                              -----------------------------------------------------------
                                                                                                        JANUARY 24, 2002
                                                                    YEAR ENDED DECEMBER 31,                (DATE SALES
                                                              -----------------------------------         COMMENCED) TO
                                                               2005            2004         2003        DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.53          $ 9.95       $ 8.73            $ 10.70
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.15(a)         0.10(a)      0.12(a)            0.14(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.37            0.62         1.29              (1.86)
=========================================================================================================================
    Total from investment operations                            0.52            0.72         1.41              (1.72)
=========================================================================================================================
  Less dividends from net investment income                    (0.14)          (0.14)       (0.19)             (0.25)
=========================================================================================================================
Net asset value, end of period                                $10.91          $10.53       $ 9.95            $  8.73
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 4.91%           7.24%       16.15%            (16.12)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,870          $5,642       $4,133            $   733
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                         1.20%(c)(d)     1.37%        1.36%              1.42%(e)
=========================================================================================================================
Ratio of net investment income to average net assets            1.43%(c)        0.99%        1.22%              1.65%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                           44%             51%         131%                90%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Included adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $5,634,509.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%.
(e)  Annualized.

                          AIM V.I. BASIC BALANCED FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of

                          AIM V.I. BASIC BALANCED FUND
shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                          AIM V.I. BASIC BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Balanced Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                          AIM V.I. BASIC BALANCED FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

    TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 59.36% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 2.51% was derived from U.S. Treasury
Obligations.

                          AIM V.I. BASIC BALANCED FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. BASIC BALANCED FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2001           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William P. Kethler -- 1952      2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly Senior Vice President, Director
                                                  of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                          AIM V.I. BASIC BALANCED FUND

                                                       AIM V.I. BASIC VALUE FUND
                               Annual Report to Shareholders o December 31, 2005


         AIM V.I. BASIC VALUE FUND seeks to provide long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.

================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


                                                                                    CARDINAL HEALTH were also among the
                                                                                    biggest contributors to performance.
=================================================================================   McKesson and Cardinal rallied in
PERFORMANCE SUMMARY                       =======================================   response to progress made in the
                                          FUND VS. INDEXES                          industry's transition to fee-for-service
For the year ended December 31, 2005,                                               pricing, a move that will substantially
Series I shares of AIM V.I. Basic Value   TOTAL RETURNS, 12/31/04-12/31/05,         reduce their exposure to the level and
Fund at net asset performed essentially   EXCLUDING VARIABLE PRODUCT ISSUER         volatility of drug price inflation.
in line with the S&P 500 Index and the    CHARGES. IF VARIABLE PRODUCT ISSUER
Fund's value peers. During the period,    CHARGES WERE INCLUDED, RETURNS WOULD BE      The Fund's largest detractors from
the Fund underperformed the Russell 1000  LOWER.                                    performance were mortgage giant FANNIE
Value Index. Long-term performance may                                              MAE and manufacturing conglomerate TYCO
be found on Pages 4 and 5.                Series I Shares                   5.74%   INTERNATIONAL. Fannie Mae continues the
                                                                                    arduous process of restating its
    Fund returns for the year were        Series II Shares                  5.43    historical results caused by a change in
largely driven by significant above-                                                the interpretation of accounting
market returns from selected investments  S&P 500 Index                             standards. We believe that Fannie Mae's
in the energy and health care sectors.    (Broad Market index)              4.91    estimated intrinsic value will be driven
While our investment in energy stocks                                               by future regulatory capital
was the single largest driver of          Russell 1000 Value Index                  requirements and not the impact of
performance during 2005, the Fund's       (Style-specific Index)            7.05    accounting restatements. Based on a
underweight position versus the Russell                                             variety of existing capital standards,
1000 Value Index hurt our relative        Lipper Large-Cap Value Fund Index         we believe Fannie Mae continues to
performance.                              (Peer Group Index)                6.26    be an attractive long-term
                                                                                    investment opportunity.
                                          SOURCE: LIPPER,INC.
                                          =======================================      Tyco was one of your Fund's best
                                          Primary detractors from performance were  performing stocks in both 2003 and 2004,
                                          selected investments in the information   having nearly tripled from the lows
                                          technology, consumer discretionary and    reached over three years ago. During
                                          industrial sectors.                       2005, the stock fell 19% as the pace of
=================================================================================   both sales and operating improvement
                                                                                    began to moderate. While we were
CURRENT PERIOD ANALYSIS                   markets delivered single digit gains.     disappointed with recent results, the
                                                                                    ongoing turnaround of this company
Soaring energy prices were the focus of      Our energy and health care sector      remains intact and we believe the stock
much investor attention during 2005.      stocks were among the largest             represents one of the more compelling
While higher gasoline prices, rising      contributors to Fund performance. Higher  opportunities in the portfolio.
short term interest rates and the         energy prices and improved earnings
ongoing fear of a housing bubble          prospects led to significant stock price     We have made a few changes to the
dominated the popular press, the U.S.     increases in oil service investments      portfolio since the Fund's semiannual
economy continued its expansion and       HALLIBURTON, TRANSOCEAN and WEATHERFORD   report. We sold our remaining shares in
inflation remained low. Energy and        INTERNATIONAL. Halliburton provided a     HONEYWELL
utilities stocks were standout            total return of more than 59% and was
performers while consumer discretionary   the Fund's single largest contributor to
and telecommunication services stocks     performance.
declined. Against this diverse backdrop,
equity                                       Health care holdings MCKESSON and

========================================  ========================================  ========================================
PORTFOLIO COMPOSITION                     TOP 5 INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*

By sector                                  1. Pharmaceuticals                7.6%    1. Cardinal Health, Inc.            4.9%

Financials                         21.2%   2. Health Care Distributors       6.5     2. Tyco International Ltd.          4.2

Health Care                        21.1    3. Industrial Conglomerates       6.2     3. Halliburton Co.                  3.7

Industrials                        15.0    4. Other Diversified Financial            4. JPMorgan Chase & Co.             3.6
                                              Services                       5.8
Consumer Discretionary             12.3                                              5. First Data Corp.                 3.5
                                           5. Oil & Gas Equipment & Services 5.6
Information Technology             10.8                                              6. UnitedHealth Group Inc.          3.4

Energy                             8.3    TOTAL NET ASSETS        $850.7 MILLION     7. Computer Associates
                                          TOTAL NUMBER OF HOLDINGS*           45        International, Inc.              3.3
Consumer Staples                   6.6
                                                                                     8. Fannie Mae                       3.0
Materials                          2.4
                                                                                     9. Sanofi-Aventis (France)          2.9
Money Market Funds
Plus Other Assets Less Liabilities 2.3                                              10. Wyeth                            2.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================  ========================================  ========================================

AIM V.I. BASIC VALUE FUND


INTERNATIONAL, MATTEL, and ENSCO          our estimate of portfolio intrinsic                  BRET W. STANLEY, Chartered
INTERNATIONAL based primarily on          value, we believe this provides the best             Financial Analyst, senior portfo-
valuation and other portfolio             indication that your Fund is positioned    [SIMON    lio manager, is lead portfolio
considerations. We initiated new          to achieve its objective of long-term      PHOTO]    manager of AIM V.I. Basic Value
positions in MOLSON COORS BREWING, CEMEX  growth of capital.                                   Fund and the head of AIM's
and GENERAL ELECTRIC.                                                                          Value Investment Management
                                          IN CLOSING                                Unit. Prior to joining AIM in 1998, Mr.
INVESTMENT PROCESS AND EVALUATION                                                   Stanley served as a vice president and
                                          Our 2005 results were essentially in      portfolio manager and managed growth and
We seek to create wealth by maintaining   line with our peers and the Fund's        income, equity income and value
a long-term investment horizon and        long-term results (See Pages 4 and 5)     portfolios. He began his investment
investing in companies that are selling   remain significantly better than the      career in 1988. Mr. Stanley received a
at a significant discount to their        market and our peers. We believe a        B.B.A. in finance from The University of
estimated intrinsic value--a value that   long-term investment horizon and          Texas at Austin and an M.S. in finance
is based on the future cash flows         attractive portfolio estimated intrinsic  from the University of Houston.
generated by the business. The Fund's     value content are critical to creating
philosophy is based on two elements that  wealth. But we understand maintaining a              R. CANON COLEMAN II,
we believe have extensive empirical       long-term investment horizon is a                    Chartered Financial Analyst,
evidence:                                 challenge. Empirical evidence reveals      [WALSH    portfolio manager, is manager
                                          short-term behavior by both portfolio      PHOTO]    of AIM V.I. Basic Value Fund.
o Companies have a measurable estimated   managers and fund shareholders dilutes               He joined AIM in 2000.
intrinsic value. Importantly, this fair   investors' actual returns. One recent                He previously worked as a
value is independent of the company's     study estimated the combined effects of   CPA. Mr. Coleman earned a B.S. and an
stock price.                              short-term activity and expenses have     M.S. in accounting from the University
                                          caused investors to underperform the      of Florida. He also has an M.B.A. from
o Market prices are more volatile than    market by 5% per year over a 20-year      The Wharton School at the University of
business values, partly because           period. During this period, the average   Pennsylvania.
investors regularly overreact to          holding period for a typical stock has
negative news.                            declined from more than three years to               MATTHEW W. SEINSHEIMER,
                                          less than 12 months. Considering this                Chartered Financial Analyst,
   Since our application of this          market backdrop, your Fund is doing        [SIMON    senior portfolio manager,
strategy is highly disciplined and        something different and old                PHOTO]    is manager of AIM V.I. Basic
relatively unique, it is important to     fashioned--investing for the long term.              Value Fund. He began his
understand the benefits and limitations   Our strategy of buying undervalued                   investment career in 1992 as a
of our process. First, the investment     stocks and avoiding the rest is based on  fixed-income trader. He later served as
strategy is intended to preserve your     common sense.                             a portfolio manager on both fixed income
capital while growing it at above-market                                            and equity portfolios. Mr. Seinsheimer
rates over the long term. Second, we         We remain optimistic about AIM V.I.    joined AIM as a senior analyst in 1998
have little portfolio commonality with    Basic Value Fund's portfolio. As always,  and assumed his current responsibilities
popular benchmarks and most of our        we are continually searching for          in 2000. He received a B.B.A. from
peers. Third, short-term relative         opportunities to increase the             Southern Methodist University and an
performance will differ from the          portfolio's estimated intrinsic value.    M.B.A. from The University of Texas at
benchmarks and have little information    In the meantime, we thank you for your    Austin.
value simply because we don't own the     investment and for sharing our long-term
exact same stocks (low commonality).      horizon.                                             MICHAEL J. SIMON,
                                                                                               Chartered Financial Analyst,
PORTFOLIO ASSESSMENT                      THE VIEWS AND OPINIONS EXPRESSED IN        [WALSH    senior portfolio manager, is
                                          MANAGEMENT'S DISCUSSION OF FUND            PHOTO]    manager of AIM V.I. Basic Value
We believe the single most important      PERFORMANCE ARE THOSE OF A I M ADVISORS,             Fund. He joined AIM in 2001.
indicator of the way AIM V.I. Basic       INC. THESE VIEWS AND OPINIONS ARE                    Prior to joining AIM, Mr. Simon
Value Fund is positioned for potential    SUBJECT TO CHANGE AT ANY TIME BASED ON    worked as a vice president, equity
success is not our historical investment  FACTORS SUCH AS MARKET AND ECONOMIC       analyst and portfolio manager. Mr.
results or popular statistical measures,  CONDITIONS. THESE VIEWS AND OPINIONS MAY  Simon, who began his investment career
but rather the portfolio's estimated      NOT BE RELIED UPON AS INVESTMENT ADVICE   in 1989, received a B.B.A. in finance
intrinsic value. Since we can estimate    OR RECOMMENDATIONS, OR AS AN OFFER FOR A  from Texas Christian University and an
the intrinsic value of each holding in    PARTICULAR SECURITY. THE INFORMATION IS   M.B.A. from the University of Chicago.
the portfolio, we can also estimate the   NOT A COMPLETE ANALYSIS OF EVERY ASPECT   Mr. Simon has served as Occasional
intrinsic value of the entire Fund. The   OF ANY MARKET, COUNTRY, INDUSTRY,         Faculty in the Finance and Decision
difference between market price and       SECURITY OR THE FUND. STATEMENTS OF FACT  Sciences Department of Texas Christian
estimated intrinsic value is about        ARE FROM SOURCES CONSIDERED RELIABLE,     University's M.J. Neeley School of
average for your Fund for the past        BUT A I M ADVISORS, INC. MAKES NO         Business.
several years. However, we believe this   REPRESENTATION OR WARRANTY AS TO THEIR
estimated intrinsic value content is      COMPLETENESS OR ACCURACY. ALTHOUGH        Assisted by the Basic Value Team
significantly greater than what is        HISTORICAL PERFORMANCE IS NO GUARANTEE
available in the broad market. While      OF FUTURE RESULTS, THESE INSIGHTS MAY
there is no assurance that market value   HELP YOU UNDERSTAND OUR INVESTMENT             [RIGHT ARROW GRAPHIC]
will ever reflect                         MANAGEMENT PHILOSOPHY.
                                                                                    FOR A DISCUSSION OF THE RISKS OF
                                                                                    INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                    THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                    PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                    5.

AIM V.I. BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 9/10/01, INDEX DATA FROM 8/31/01



====================================================================================================================================
                                                [MOUNTAIN CHART]

                  AIM V.I. BASIC    AIM V.I. BASIC                                    LIPPER LARGE-CAP
                   VALUE FUND-       VALUE FUND-        S&P 500         RUSSELL 1000      VALUE FUND
   DATE          SERIES I SHARES   SERIES II SHARES      INDEX          VALUE INDEX         INDEX
 8/31/01                                                 10000             10000             10000
    9/01              9210              9210              9193              9296              9220
   10/01              9270              9270              9368              9216              9280
   11/01              9950              9950             10086              9752              9875
   12/01             10263             10258             10175              9982             10024
    1/02             10183             10178             10026              9905              9839
    2/02              9992              9987              9833              9921              9784
    3/02             10723             10717             10203             10390             10216
    4/02             10342             10337              9585             10034              9781
    5/02             10292             10287              9514             10084              9794
    6/02              9281              9267              8837              9505              9111
    7/02              8289              8276              8148              8621              8324
    8/02              8430              8426              8201              8687              8380
    9/02              7418              7406              7311              7721              7411
   10/02              7888              7876              7954              8293              7955
   11/02              8509              8497              8421              8815              8454
   12/02              7988              7966              7927              8432              8051
    1/03              7808              7786              7720              8228              7860
    2/03              7528              7506              7604              8009              7663
    3/03              7497              7476              7677              8022              7658
    4/03              8168              8147              8309              8728              8305
    5/03              9008              8978              8747              9292              8816
    6/03              9038              9007              8858              9408              8917
   07/03              9308              9277              9015              9548              9041
   08/03              9628              9597              9190              9697              9194
   09/03              9428              9397              9093              9602              9090
   10/03              9898              9857              9607             10190              9592
   11/03             10089             10048              9691             10328              9710
   12/03             10673             10618             10199             10964             10306
   01/04             10833             10779             10387             11157             10462
   02/04             11053             10998             10531             11396             10682
   03/04             11013             10959             10372             11297             10555
   04/04             10863             10799             10209             11021             10360
   05/04             10963             10899             10349             11133             10436
   06/04             11234             11170             10550             11396             10665
   07/04             10623             10559             10201             11235             10409
   08/04             10553             10489             10242             11395             10484
   09/04             10682             10610             10353             11572             10608
   10/04             10873             10799             10511             11764             10721
   11/04             11443             11370             10936             12359             11187
   12/04             11854             11770             11308             12773             11542
   01/05             11644             11559             11033             12546             11318
   02/05             11895             11800             11265             12962             11636
   03/05             11675             11579             11066             12784             11446
   04/05             11404             11309             10856             12555             11220
   05/05             11624             11530             11201             12857             11482
   06/05             11834             11740             11217             12998             11599
   07/05             12225             12120             11634             13374             11977
   08/05             12034             11930             11528             13316             11925
   09/05             12145             12039             11621             13503             12040
   10/05             11834             11719             11427             13160             11789
   11/05             12294             12180             11859             13593             12194
   12/05             12538             12408             11863             13674             12264
====================================================================================================================================
                                                                                                                SOURCE: LIPPER, INC.


Past performance cannot guarantee
comparable future results.

AIM V.I. BASIC VALUE FUND

========================================     HIGHER. PLEASE CONTACT YOUR VARIABLE         SALES CHARGES, EXPENSES AND FEES, WHICH
AVERAGE ANNUAL TOTAL RETURNS                 PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      ARE DETERMINED BY THE VARIABLE PRODUCT
As of 12/31/05                               THE MOST RECENT MONTH-END VARIABLE           ISSUERS, WILL VARY AND WILL LOWER THE
                                             PRODUCT PERFORMANCE. PERFORMANCE FIGURES     TOTAL RETURN.
SERIES I SHARES                              REFLECT FUND EXPENSES, REINVESTED
Inception (9/10/01)                5.39%     DISTRIBUTIONS AND CHANGES IN NET ASSET          PER NASD REQUIREMENTS, THE MOST
1 Year                             5.74      VALUE. INVESTMENT RETURN AND PRINCIPAL       RECENT MONTH-END PERFORMANCE DATA AT THE
                                             VALUE WILL FLUCTUATE SO THAT YOU MAY         FUND LEVEL, EXCLUDING VARIABLE PRODUCT
SERIES II SHARES                             HAVE A GAIN OR LOSS WHEN YOU SELL            CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Inception (9/10/01)                5.14%     SHARES.                                      INFORMATION LINE, 866-702-4402. AS
1 Year                             5.43                                                   MENTIONED ABOVE, FOR THE MOST RECENT
                                                AIM V.I. BASIC VALUE FUND, A SERIES       MONTH-END PERFORMANCE INCLUDING VARIABLE
========================================     PORTFOLIO OF AIM VARIABLE INSURANCE          PRODUCT CHARGES, PLEASE CONTACT YOUR
CUMULATIVE TOTAL RETURNS                     FUNDS, IS CURRENTLY OFFERED THROUGH          VARIABLE PRODUCT ISSUER OR FINANCIAL
Six months ended 12/31/05                    INSURANCE COMPANIES ISSUING VARIABLE         ADVISOR.
Series I                           5.91%     PRODUCTS. YOU CANNOT PURCHASE SHARES OF
Series II                          5.70      THE FUND DIRECTLY. PERFORMANCE FIGURES
========================================     GIVEN REPRESENT THE FUND AND ARE NOT
                                             INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I AND SERIES II SHARES INVEST IN      PRODUCT VALUES. THEY DO NOT REFLECT
THE SAME PORTFOLIO OF SECURITIES AND         SALES CHARGES, EXPENSES AND FEES
WILL HAVE SUBSTANTIALLY SIMILAR              ASSESSED IN CONNECTION WITH A VARIABLE
PERFORMANCE, EXCEPT TO THE EXTENT THAT       PRODUCT.
EXPENSES BORNE BY EACH CLASS DIFFER.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR

PRINCIPAL RISKS OF INVESTING IN THE FUND     pendent mutual fund performance monitor.     principles require adjustments to be
                                                                                          made to the net assets of the Fund at
Investing in smaller companies involves         The unmanaged Russell 1000--Registered    period end for financial reporting
greater risk than investing in more          Trademark-- VALUE INDEX is a subset of       purposes, and as such, the net asset
established companies, such as business      the unmanaged Russell 1000--Registered       values for shareholder transactions and
risk, significant stock price                Trademark-- INDEX, which represents          the returns based on those net asset
fluctuations and illiquidity.                the performance of the stocks of large-      values may differ from the net asset
                                             capitalization companies; the Value          values and returns reported in the
   The Fund may invest up to 25% of its      subset measures the performance of           Financial Highlights. Additionally, the
assets in the securities of non-U.S.         Russell 1000 companies with lower            returns and net asset values shown
issuers. International investing             price/book ratios and lower forecasted       throughout this report are at the Fund
presents certain risks not associated        growth values.                               level only and do not include variable
with investing solely in the United                                                       product issuer charges. If such charges
States. These include risks relating to         The Fund is not managed to track the      were included, the total returns would
fluctuations in the value of the U.S.        performance of any particular index,         be lower.
dollar relative to the values of other       including the indexes defined here, and
currencies, the custody arrangements         consequently, the performance of the            Commonality measures the similarity
made for the Fund's foreign holdings,        Fund may deviate significantly from the      of holdings between two portfolios using
differences in accounting, political         performance of the indexes.                  the lowest common percentage method.
risks and the lesser degree of public                                                     This method compares each security's
information required to be provided by          A direct investment cannot be made in     percentage of total net assets in both
non-U.S. companies.                          an index. Unless otherwise indicated,        portfolios and adds the lower
                                             index results include reinvested             percentages of the two portfolios to
ABOUT INDEXES USED IN THIS REPORT            dividends, and they do not reflect sales     determine commonality.
                                             charges. Performance of an index of
The unmanaged Standard & Poor's              funds reflects fund expenses;                   Industry classifications used in this
Composite Index of 500 Stocks (the S&P       performance of a market index does not.      report are generally according to the
500--Registered Trademark-- INDEX) is                                                     Global Industry Classification Standard,
an index of common stocks frequently         OTHER INFORMATION                            which was developed by and is the
used as a general measure of U.S. stock                                                   exclusive property and a service mark of
market performance.                          The returns shown in the management's        Morgan Stanley Capital International
                                             discussion of Fund performance are based     Inc. and Standard & Poor's.
   The unmanaged LIPPER LARGE-CAP VALUE      on net asset values calculated for
FUND INDEX represents an average of the      shareholder transactions. Generally
performance of the 30 largest                accepted accounting
large-capitalization value funds tracked
by Lipper, Inc., an inde-

AIM V.I. BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      ACTUAL EXPENSES                              actual return. The Fund's actual
                                                                                          cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information         value after expenses for the six months
ongoing costs, including management          about actual account values and actual       ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in     table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This       this table, together with the amount you     5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide         The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for            expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided     actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          expenses you paid for the period. You
example is based on an investment of         result by the number in the table under      may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the          and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.     expenses you paid on your account during     5% hypothetical example with the 5%
                                             this period.                                 hypothetical examples that appear in the
   The actual and hypothetical expenses                                                   shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON
the effect of any fees or other expenses     PURPOSES                                        Please note that the expenses shown
assessed in connection with a variable                                                    in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides                ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account       hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based       comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and       help you determine the relative total
                                             an assumed rate of return of 5% per year     costs of owning different funds.
                                             before expenses, which is not the Fund's

====================================================================================================================================

                                                   ACTUAL                              HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING            ENDING             EXPENSES         ENDING             EXPENSES        ANNUALIZED
SHARE             ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING    ACCOUNT VALUE        PAID DURING        EXPENSE
CLASS              (7/01/05)          (12/31/05)(1)         PERIOD(2)      (12/31/05)           PERIOD(2)          RATIO
Series I           $1,000.00           $1,059.10              $5.03         $1,020.32            $4.94             0.97%
Series II           1,000.00            1,057.00               6.33          1,019.06             6.21             1.22

(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. BASIC VALUE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Variable        o The quality of services to be provided     for which AIM serves as sub-advisor,
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               although the total management fees paid
the management of AIM V.I. Basic Value       credentials and experience of the            by such unaffiliated mutual fund was
Fund (the "Fund") and, as required by        officers and employees of AIM who will       higher than the advisory fee rate for
law, determines annually whether to          provide investment advisory services to      the Fund; and (iv) was higher than the
approve the continuance of the Fund's        the Fund. In reviewing the                   advisory fee rates for twenty separately
advisory agreement with A I M Advisors,      qualifications of AIM to provide             managed wrap accounts managed by an AIM
Inc. ("AIM"). Based upon the                 investment advisory services, the Board      affiliate, and lower than the advisory
recommendation of the Investments            reviewed the qualifications of AIM's         fee rates for two separately managed
Committee of the Board, which is             investment personnel and considered such     wrap accounts managed by an AIM
comprised solely of independent              issues as AIM's portfolio and product        affiliate with investment strategies
trustees, at a meeting held on June 30,      review process, various back office          comparable to those of the Fund. The
2005, the Board, including all of the        support functions provided by AIM and        Board noted that AIM has agreed to waive
independent trustees, approved the           AIM's equity and fixed income trading        advisory fees of the Fund and to limit
continuance of the advisory agreement        operations. Based on the review of these     the Fund's total operating expenses, as
(the "Advisory Agreement") between the       and other factors, the Board concluded       discussed below. Based on this review,
Fund and AIM for another year, effective     that the quality of services to be           the Board concluded that the advisory
July 1, 2005.                                provided by AIM was appropriate and that     fee rate for the Fund under the Advisory
                                             AIM currently is providing satisfactory      Agreement was fair and reasonable.
   The Board considered the factors          services in accordance with the terms of
discussed below in evaluating the            the Advisory Agreement.                      o Fees relative to those of comparable
fairness and reasonableness of the                                                        funds with other advisors. The Board
Advisory Agreement at the meeting on         o The performance of the Fund relative       reviewed the advisory fee rate for the
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed      Fund under the Advisory Agreement. The
ongoing oversight of the Fund. In their      the performance of the Fund during the       Board compared effective contractual
deliberations, the Board and the             past one and three calendar years            advisory fee rates at a common asset
independent trustees did not identify        against the performance of funds advised     level and noted that the Fund's rate was
any particular factor that was               by other advisors with investment            above the median rate of the funds
controlling, and each trustee attributed     strategies comparable to those of the        advised by other advisors with
different weights to the various             Fund. The Board noted that the Fund's        investment strategies comparable to
factors.                                     performance in such periods was above        those of the Fund that the Board
                                             the median performance of such               reviewed. The Board noted that AIM has
   One of the responsibilities of the        comparable funds. Based on this review,      agreed to waive advisory fees of the
Senior Officer of the Fund, who is           the Board concluded that no changes          Fund and to limit the Fund's total
independent of AIM and AIM's affiliates,     should be made to the Fund and that it       operating expenses, as discussed below.
is to manage the process by which the        was not necessary to change the Fund's       Based on this review, the Board
Fund's proposed management fees are          portfolio management team at this time.      concluded that the advisory fee rate for
negotiated to ensure that they are                                                        the Fund under the Advisory Agreement
negotiated in a manner which is at arm's     o The performance of the Fund relative       was fair and reasonable.
length and reasonable. To that end, the      to indices. The Board reviewed the
Senior Officer must either supervise a       performance of the Fund during the past      o Expense limitations and fee waivers.
competitive bidding process or prepare       one and three calendar years against the     The Board noted that AIM has
an independent written evaluation. The       performance of the Lipper Large-Cap          contractually agreed to waive advisory
Senior Officer has recommended an            Value Index. The Board noted that the        fees of the Fund through December 31,
independent written evaluation in lieu       Fund's performance in such periods was       2009 to the extent necessary so that the
of a competitive bidding process and,        comparable to the performance of such        advisory fees payable by the Fund do not
upon the direction of the Board, has         Index. Based on this review, the Board       exceed a specified maximum advisory fee
prepared such an independent written         concluded that no changes should be made     rate, which maximum rate includes
evaluation. Such written evaluation also     to the Fund and that it was not              breakpoints and is based on net asset
considered certain of the factors            necessary to change the Fund's portfolio     levels. The Board considered the
discussed below. In addition, as             management team at this time.                contractual nature of this fee waiver
discussed below, the Senior Officer made                                                  and noted that it remains in effect
certain recommendations to the Board in      o Meeting with the Fund's portfolio          until December 31, 2009. The Board also
connection with such written evaluation.     managers and investment personnel. With      noted that AIM has contractually agreed
                                             respect to the Fund, the Board is            to waive fees and/or limit expenses of
   The discussion below serves as a          meeting periodically with such Fund's        the Fund through April 30, 2006 so that
summary of the Senior Officer's              portfolio managers and/or other              total annual operating expenses are
independent written evaluation and           investment personnel and believes that       limited to a specified percentage of
recommendations to the Board in              such individuals are competent and able      average daily net assets for each class
connection therewith, as well as a           to continue to carry out their               of the Fund. The Board considered the
discussion of the material factors and       responsibilities under the Advisory          contractual nature of this fee waiver
the conclusions with respect thereto         Agreement.                                   and noted that it remains in effect
that formed the basis for the Board's                                                     until April 30, 2006. The Board
approval of the Advisory Agreement.          o Overall performance of AIM. The Board      considered the effect these fee
After consideration of all of the            considered the overall performance of        waivers/expense limitations would have
factors below and based on its informed      AIM in providing investment advisory and     on the Fund's estimated expenses and
business judgment, the Board determined      portfolio administrative services to the     concluded that the levels of fee
that the Advisory Agreement is in the        Fund and concluded that such performance     waivers/expense limitations for the Fund
best interests of the Fund and its           was satisfactory.                            were fair and reasonable.
shareholders and that the compensation
to AIM under the Advisory Agreement is       o Fees relative to those of clients of       o Breakpoints and economies of scale.
fair and reasonable and would have been      AIM with comparable investment               The Board reviewed the structure of the
obtained through arm's length                strategies. The Board reviewed the           Fund's advisory fee under the Advisory
negotiations.                                advisory fee rate for the Fund under the     Agreement, noting that it includes three
                                             Advisory Agreement. The Board noted that     breakpoints. The Board reviewed the
o The nature and extent of the advisory      this rate (i) was the same as the            level of the Fund's advisory fees, and
services to be provided by AIM. The          advisory fee rates for one mutual fund       noted that such fees, as a percentage of
Board reviewed the services to be            advised by AIM with investment               the Fund's net assets, have decreased as
provided by AIM under the Advisory           strategies comparable to those of the        net assets increased because the
Agreement. Based on such review, the         Fund; (ii) was lower than the advisory       Advisory Agreement includes breakpoints.
Board concluded that the range of            fee rates for an offshore fund for which     The Board noted that, due to the Fund's
services to be provided by AIM under the     an AIM affiliate serves as advisor with      current asset levels and the way in
Advisory Agreement was appropriate and       investment strategies comparable to          which the advisory
that AIM currently is providing services     those of the Fund; (iii) was higher than
in accordance with the terms of the          the sub-advisory fee rates for an
Advisory Agreement.                          unaffiliated mutual fund

AIM V.I. BASIC VALUE FUND

fee breakpoints have been structured,        o Profitability of AIM and its               o Other factors and current trends. In
the Fund has yet to fully benefit from       affiliates. The Board reviewed               determining whether to continue the
the breakpoints. The Board noted that        information concerning the profitability     Advisory Agreement for the Fund, the
AIM has contractually agreed to waive        of AIM's (and its affiliates')               Board considered the fact that AIM,
advisory fees of the Fund through            investment advisory and other activities     along with others in the mutual fund
December 31, 2009 to the extent              and its financial condition. The Board       industry, is subject to regulatory
necessary so that the advisory fees          considered the overall profitability of      inquiries and litigation related to a
payable by the Fund do not exceed a          AIM, as well as the profitability of AIM     wide range of issues. The Board also
specified maximum advisory fee rate,         in connection with managing the Fund.        considered the governance and compliance
which maximum rate includes breakpoints      The Board noted that AIM's operations        reforms being undertaken by AIM and its
and is based on net asset levels. The        remain profitable, although increased        affiliates, including maintaining an
Board concluded that the Fund's fee          expenses in recent years have reduced        internal controls committee and
levels under the Advisory Agreement          AIM's profitability. Based on the review     retaining an independent compliance
therefore reflect economies of scale and     of the profitability of AIM's and its        consultant, and the fact that AIM has
that it was not necessary to change the      affiliates' investment advisory and          undertaken to cause the Fund to operate
advisory fee breakpoints in the Fund's       other activities and its financial           in accordance with certain governance
advisory fee schedule.                       condition, the Board concluded that the      policies and practices. The Board
                                             compensation to be paid by the Fund to       concluded that these actions indicated a
o Investments in affiliated money market     AIM under its Advisory Agreement was not     good faith effort on the part of AIM to
funds. The Board also took into account      excessive.                                   adhere to the highest ethical standards,
the fact that uninvested cash and cash                                                    and determined that the current
collateral from securities lending           o Benefits of soft dollars to AIM. The       regulatory and litigation environment to
arrangements (collectively, "cash            Board considered the benefits realized       which AIM is subject should not prevent
balances") of the Fund may be invested       by AIM as a result of brokerage              the Board from continuing the Advisory
in money market funds advised by AIM         transactions executed through "soft          Agreement for the Fund.
pursuant to the terms of an SEC              dollar" arrangements. Under these
exemptive order. The Board found that        arrangements, brokerage commissions paid
the Fund may realize certain benefits        by the Fund and/or other funds advised
upon investing cash balances in AIM          by AIM are used to pay for research and
advised money market funds, including a      execution services. This research is
higher net return, increased liquidity,      used by AIM in making investment
increased diversification or decreased       decisions for the Fund. The Board
transaction costs. The Board also found      concluded that such arrangements were
that the Fund will not receive reduced       appropriate.
services if it invests its cash balances
in such money market funds. The Board        o AIM's financial soundness in light of
noted that, to the extent the Fund           the Fund's needs. The Board considered
invests in affiliated money market           whether AIM is financially sound and has
funds, AIM has voluntarily agreed to         the resources necessary to perform its
waive a portion of the advisory fees it      obligations under the Advisory
receives from the Fund attributable to       Agreement, and concluded that AIM has
such investment. The Board further           the financial resources necessary to
determined that the proposed securities      fulfill its obligations under the
lending program and related procedures       Advisory Agreement.
with respect to the lending Fund is in
the best interests of the lending Fund       o Historical relationship between the
and its respective shareholders. The         Fund and AIM. In determining whether to
Board therefore concluded that the           continue the Advisory Agreement for the
investment of cash collateral received       Fund, the Board also considered the
in connection with the securities            prior relationship between AIM and the
lending program in the money market          Fund, as well as the Board's knowledge
funds according to the procedures is in      of AIM's operations, and concluded that
the best interests of the lending Fund       it was beneficial to maintain the
and its respective shareholders.             current relationship, in part, because
                                             of such knowledge. The Board also
o Independent written evaluation and         reviewed the general nature of the
recommendations of the Fund's Senior         non-investment advisory services
Officer. The Board noted that, upon          currently performed by AIM and its
their direction, the Senior Officer of       affiliates, such as administrative,
the Fund, who is independent of AIM and      transfer agency and distribution
AIM's affiliates, had prepared an            services, and the fees received by AIM
independent written evaluation in order      and its affiliates for performing such
to assist the Board in determining the       services. In addition to reviewing such
reasonableness of the proposed               services, the trustees also considered
management fees of the AIM Funds,            the organizational structure employed by
including the Fund. The Board noted that     AIM and its affiliates to provide those
the Senior Officer's written evaluation      services. Based on the review of these
had been relied upon by the Board in         and other factors, the Board concluded
this regard in lieu of a competitive         that AIM and its affiliates were
bidding process. In determining whether      qualified to continue to provide
to continue the Advisory Agreement for       non-investment advisory services to the
the Fund, the Board considered the           Fund, including administrative, transfer
Senior Officer's written evaluation and      agency and distribution services, and
the recommendation made by the Senior        that AIM and its affiliates currently
Officer to the Board that the Board          are providing satisfactory
consider implementing a process to           non-investment advisory services.
assist them in more closely monitoring
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.71%

ADVERTISING-4.29%

Interpublic Group of Cos., Inc. (The)(a)       1,659,100   $ 16,010,315
-----------------------------------------------------------------------
Omnicom Group Inc.                               240,700     20,490,791
=======================================================================
                                                             36,501,106
=======================================================================

APPAREL RETAIL-1.94%

Gap, Inc. (The)                                  937,450     16,536,618
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.96%

Bank of New York Co., Inc. (The)                 523,450     16,671,882
=======================================================================

BREWERS-1.74%

Molson Coors Brewing Co.-Class B                 220,570     14,775,984
=======================================================================

BUILDING PRODUCTS-3.46%

American Standard Cos. Inc.                      404,650     16,165,767
-----------------------------------------------------------------------
Masco Corp.                                      439,300     13,262,467
=======================================================================
                                                             29,428,234
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.52%

Lexmark International, Inc.-Class A(a)            98,400      4,411,272
=======================================================================

CONSTRUCTION MATERIALS-2.39%

CEMEX S.A. de C.V.-ADR (Mexico)                  343,250     20,365,022
=======================================================================

CONSUMER ELECTRONICS-1.55%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             424,550     13,203,505
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.55%

Ceridian Corp.(a)                                689,050     17,122,892
-----------------------------------------------------------------------
First Data Corp.                                 698,850     30,057,538
=======================================================================
                                                             47,180,430
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.10%

Cendant Corp.                                  1,036,603     17,881,402
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.48%

Waste Management, Inc.                           694,250     21,070,488
=======================================================================

FOOD RETAIL-3.28%

Kroger Co. (The)(a)                              874,000     16,501,120
-----------------------------------------------------------------------
Safeway Inc.                                     480,750     11,374,545
=======================================================================
                                                             27,875,665
=======================================================================

GENERAL MERCHANDISE STORES-1.41%

Target Corp.                                     217,700     11,966,969
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


HEALTH CARE DISTRIBUTORS-6.49%

Cardinal Health, Inc.                            602,100   $ 41,394,375
-----------------------------------------------------------------------
McKesson Corp.                                   267,348     13,792,483
=======================================================================
                                                             55,186,858
=======================================================================

HEALTH CARE EQUIPMENT-1.83%

Waters Corp.(a)                                  411,800     15,566,040
=======================================================================

HEALTH CARE FACILITIES-1.74%

HCA Inc.                                         292,700     14,781,350
=======================================================================

INDUSTRIAL CONGLOMERATES-6.24%

General Electric Co.                             487,000     17,069,350
-----------------------------------------------------------------------
Tyco International Ltd.                        1,247,550     36,004,293
=======================================================================
                                                             53,073,643
=======================================================================

INDUSTRIAL MACHINERY-0.78%

Parker Hannifin Corp.                            100,950      6,658,662
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.24%

Merrill Lynch & Co., Inc.                        251,850     17,057,801
-----------------------------------------------------------------------
Morgan Stanley                                   334,950     19,005,063
=======================================================================
                                                             36,062,864
=======================================================================

MANAGED HEALTH CARE-3.38%

UnitedHealth Group Inc.                          462,900     28,764,606
=======================================================================

MOVIES & ENTERTAINMENT-1.75%

Walt Disney Co. (The)                            622,650     14,924,921
=======================================================================

MULTI-LINE INSURANCE-1.66%

Genworth Financial Inc.-Class A                  407,800     14,101,724
=======================================================================

OIL & GAS DRILLING-2.73%

Transocean Inc.(a)                               332,950     23,203,286
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-5.58%

Halliburton Co.                                  504,300     31,246,428
-----------------------------------------------------------------------
Weatherford International Ltd.(a)                447,900     16,213,980
=======================================================================
                                                             47,460,408
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.82%

Citigroup Inc.                                   396,750     19,254,278
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             762,690     30,271,166
=======================================================================
                                                             49,525,444
=======================================================================

PACKAGED FOODS & MEATS-1.57%

Unilever N.V. (Netherlands)(b)                   195,500     13,388,263
=======================================================================

                           AIM V.I. BASIC VALUE FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------

PHARMACEUTICALS-7.62%

Pfizer Inc.                                      720,800   $ 16,809,056
-----------------------------------------------------------------------
Sanofi-Aventis (France)(b)                       280,128     24,542,941
-----------------------------------------------------------------------
Wyeth                                            510,302     23,509,613
=======================================================================
                                                             64,861,610
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.43%

ACE Ltd.                                         386,350     20,646,544
=======================================================================

SEMICONDUCTOR EQUIPMENT-1.50%

Novellus Systems, Inc.(a)                        529,915     12,781,550
=======================================================================

SPECIALIZED CONSUMER SERVICES-1.32%

H&R Block, Inc.                                  457,400     11,229,170
=======================================================================

SYSTEMS SOFTWARE-3.26%

Computer Associates International, Inc.          982,976     27,710,093
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-5.10%

Fannie Mae                                       518,350   $ 25,300,664
-----------------------------------------------------------------------
MGIC Investment Corp.                            140,350      9,237,837
-----------------------------------------------------------------------
Radian Group Inc.                                151,250      8,861,738
=======================================================================
                                                             43,400,239
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $656,035,850)                         831,195,852
=======================================================================

MONEY MARKET FUNDS-0.93%

Liquid Assets Portfolio-Institutional
  Class(c)                                     3,971,140      3,971,140
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    3,971,140      3,971,140
=======================================================================
    Total Money Market Funds (Cost
      $7,942,280)                                             7,942,280
=======================================================================
TOTAL INVESTMENTS-98.64% (Cost $663,978,130)                839,138,132
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.36%                          11,587,196
=======================================================================
NET ASSETS-100.00%                                         $850,725,328
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $37,931,204, which represented 4.46% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $656,035,850)        $831,195,852
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $7,942,280)                                 7,942,280
=============================================================
    Total investments (cost $663,978,130)         839,138,132
=============================================================
Foreign currencies, at value (cost $15,267)            15,275
-------------------------------------------------------------
Receivables for:
  Investments sold                                 13,930,594
-------------------------------------------------------------
  Investments sold to affiliates                      232,575
-------------------------------------------------------------
  Fund shares sold                                    214,619
-------------------------------------------------------------
  Dividends                                           858,655
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 25,606
=============================================================
    Total assets                                  854,415,456
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,693,759
-------------------------------------------------------------
  Fund shares reacquired                            1,175,041
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              51,526
-------------------------------------------------------------
Accrued administrative services fees                  540,292
-------------------------------------------------------------
Accrued distribution fees -- Series II                225,963
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                179
-------------------------------------------------------------
Accrued operating expenses                              3,368
=============================================================
    Total liabilities                               3,690,128
=============================================================
Net assets applicable to shares outstanding      $850,725,328
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $640,321,177
-------------------------------------------------------------
Undistributed net investment income                 2,175,778
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                33,068,139
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               175,160,234
=============================================================
                                                 $850,725,328
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $487,332,394
_____________________________________________________________
=============================================================
Series II                                        $363,392,934
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           39,402,959
_____________________________________________________________
=============================================================
Series II                                          29,633,511
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      12.37
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      12.26
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $203,938)                                      $10,701,389
------------------------------------------------------------
Dividends from affiliated money market funds         665,096
============================================================
     Total investment income                      11,366,485
============================================================

EXPENSES:

Advisory fees                                      6,010,305
------------------------------------------------------------
Administrative services fees                       2,271,261
------------------------------------------------------------
Custodian fees                                        75,832
------------------------------------------------------------
Distribution fees -- Series II                       884,933
------------------------------------------------------------
Transfer agent fees                                   29,360
------------------------------------------------------------
Trustees' and officer's fees and benefits             39,723
------------------------------------------------------------
Other                                                115,891
============================================================
     Total expenses                                9,427,305
============================================================
Less: Fees waived                                   (404,786)
============================================================
     Net expenses                                  9,022,519
============================================================
Net investment income                              2,343,966
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains
     (losses) from securities sold to
     affiliates of $(30,198))                     34,344,853
------------------------------------------------------------
  Foreign currencies                                (141,154)
============================================================
                                                  34,203,699
============================================================
Change in net unrealized appreciation of:
  Investment securities                            9,604,958
------------------------------------------------------------
  Foreign currencies                                   1,640
============================================================
                                                   9,606,598
============================================================
Net gain from investment securities and foreign
  currencies                                      43,810,297
============================================================
Net increase in net assets resulting from
  operations                                     $46,154,263
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,343,966    $    463,473
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  34,203,699      16,587,227
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            9,606,598      61,496,532
==========================================================================================
    Net increase in net assets resulting from operations        46,154,263      78,547,232
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (426,072)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                      (5,437,294)             --
------------------------------------------------------------------------------------------
  Series II                                                     (4,139,818)             --
==========================================================================================
  Total distributions from net realized gains                   (9,577,112)             --
==========================================================================================
  Decrease in net assets resulting from distributions          (10,003,184)             --
==========================================================================================
Share transactions-net:
  Series I                                                     (30,575,554)    141,562,360
------------------------------------------------------------------------------------------
  Series II                                                     (5,292,288)     67,072,182
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (35,867,842)    208,634,542
==========================================================================================
    Net increase in net assets                                     283,237     287,181,774
==========================================================================================

NET ASSETS:

  Beginning of year                                            850,442,091     563,260,317
==========================================================================================
  End of year (including undistributed net investment income
    of $2,175,778 and $399,038, respectively)                 $850,725,328    $850,442,091
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Basic Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                           AIM V.I. BASIC VALUE FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                           AIM V.I. BASIC VALUE FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                              0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                              0.65%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                              0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                              0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                              0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                               0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $404,786.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $203,374 for accounting and fund administrative services and reimbursed $2,067,887 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $29,360.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

                           AIM V.I. BASIC VALUE FUND

ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $884,933.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,460,610      $ 72,117,730      $ (79,607,200)        $   --         $3,971,140      $331,553       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            11,460,610        72,117,730        (79,607,200)            --          3,971,140       333,543           --
==================================================================================================================================
  Total           $22,921,220      $144,235,460      $(159,214,400)        $   --         $7,942,280      $665,096       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,379,341 and sales of $762,900, which resulted in net realized gains (losses) of $(30,198).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $7,054 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be

                           AIM V.I. BASIC VALUE FUND
compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005        2004
----------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $ 4,240,393    $  --
----------------------------------------------------------------------------------
  Long-term capital gain                                        5,762,791       --
==================================================================================
Total distributions                                           $10,003,184    $  --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  4,470,762
--------------------------------------------------------------------------
Undistributed long-term gain                                    32,753,451
--------------------------------------------------------------------------
Unrealized appreciation-investments                            173,272,783
--------------------------------------------------------------------------
Temporary book/tax differences                                     (38,695)
--------------------------------------------------------------------------
Post-October currency loss deferral                                (54,150)
--------------------------------------------------------------------------
Shares of beneficial interest                                  640,321,177
==========================================================================
Total net assets                                              $850,725,328
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $232.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2005.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $128,561,668 and $171,756,966, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $   201,517,697
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (28,245,146)
===============================================================================
Net unrealized appreciation of investment securities           $   173,272,551
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $665,865,581.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income was decreased by $141,154 and undistributed net realized gain was increased by $141,154. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. BASIC VALUE FUND

NOTE 10--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2005(A)                          2004
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      8,650,711    $ 102,288,763    13,734,851    $149,824,539
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     5,591,052       65,583,748    11,573,153     125,795,937
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        470,853        5,857,415            --              --
------------------------------------------------------------------------------------------------------------------------
  Series II                                                       335,752        4,139,818            --              --
========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                             --               --     2,495,812      27,079,556
========================================================================================================================
Reacquired:
  Series I                                                    (11,690,247)    (138,721,732)   (3,284,585)    (35,341,735)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    (6,368,816)     (75,015,854)   (5,416,314)    (58,723,755)
========================================================================================================================
                                                               (3,010,695)   $ (35,867,842)   19,102,917    $208,634,542
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 69% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund.. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on May 3, 2004, the Fund acquired all of the net assets of LSA Basic Value Fund, pursuant to a plan of reorganization approved the Trustees of the Fund on December 10, 2003 and by LSA Basic Value Fund shareholders on March 26, 2004. The acquisition was accomplished by a tax-free exchange of 2,495,812 shares of the Fund for 2,644,386 shares of LSA Basic Value Fund outstanding as of the close of business on April 30, 2004. LSA Basic Value Fund's net assets at that date of $27,079,556, including $3,492,199 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $657,224,099.

                           AIM V.I. BASIC VALUE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           SERIES I
                                                             --------------------------------------------------------------------
                                                                                                               SEPTEMBER 10, 2001
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                             ----------------------------------------------    DECEMBER 31,
                                                               2005           2004        2003       2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.84       $  10.66    $   7.98    $ 10.25         $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05           0.02        0.00       0.02(a)         0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.63           1.16        2.68      (2.29)           0.25
=================================================================================================================================
    Total from investment operations                             0.68           1.18        2.68      (2.27)           0.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)            --       (0.00)     (0.00)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.14)            --          --         --              --
=================================================================================================================================
    Total distributions                                         (0.15)            --       (0.00)     (0.00)          (0.01)
=================================================================================================================================
Net asset value, end of period                               $  12.37       $  11.84    $  10.66    $  7.98         $ 10.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  5.74%         11.07%      33.63%    (22.15)%          2.63%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $487,332       $496,837    $309,384    $97,916         $19,638
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.97%(c)       1.02%       1.04%      1.16%           1.27%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.02%(c)       1.02%       1.04%      1.16%           2.61%(d)
=================================================================================================================================
Ratio of net investment income to average net assets             0.38%(c)       0.17%       0.01%      0.18%           0.28%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                         16%            14%         18%        22%              4%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Ratios are annualized and based on average daily net assets of $486,784,738.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                           AIM V.I. BASIC VALUE FUND


                                                                                          SERIES II
                                                            ---------------------------------------------------------------------
                                                                                                               SEPTEMBER 10, 2001
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                            -----------------------------------------------    DECEMBER 31,
                                                              2005           2004        2003        2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  11.76       $  10.61    $   7.96    $  10.25          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.02          (0.01)      (0.02)      (0.01)(a)         0.00
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.62           1.16        2.67       (2.28)           0.26
=================================================================================================================================
    Total from investment operations                            0.64           1.15        2.65       (2.29)           0.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                            --             --       (0.00)      (0.00)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.14)            --          --          --              --
=================================================================================================================================
    Total distributions                                        (0.14)            --       (0.00)      (0.00)          (0.01)
=================================================================================================================================
Net asset value, end of period                              $  12.26       $  11.76    $  10.61    $   7.96          $10.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 5.43%         10.84%      33.29%     (22.34)%          2.58%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $363,393       $353,605    $253,877    $104,597          $  513
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.22%(c)       1.27%       1.29%       1.41%           1.44%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.27%(c)       1.27%       1.29%       1.41%           2.88%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        0.13%(c)      (0.08)%     (0.24)%     (0.07)%          0.12%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        16%            14%         18%         22%              4%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for the financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $353,973,101.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

                           AIM V.I. BASIC VALUE FUND

PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL

                           AIM V.I. BASIC VALUE FUND

Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Basic Value Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                           AIM V.I. BASIC VALUE FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

  For its tax year ended December 31, 2005, the fund designates $5,762,791 as long term capital gain dividend.

                           AIM V.I. BASIC VALUE FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. BASIC VALUE FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                           AIM V.I. BASIC VALUE FUND

                                                         AIM V.I. BLUE CHIP FUND
                               Annual Report to Shareholders o December 31, 2005


           AIM V.I. BLUE CHIP FUND seeks to provide long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. BLUE CHIP FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                        o growth--we seek companies with the
                                                                                   potential for sustainable, long-term
================================================================================   earnings, revenue and cash flow growth.
PERFORMANCE SUMMARY
                                         =======================================   o value--we seek companies whose
For the year ended December 31, 2005,    FUND VS. INDEXES                          stocks are trading at attractive
AIM V.I. Blue Chip Fund delivered                                                  valuations relative to their potential
positive returns but lagged its broad    TOTAL RETURNS, 12/31/04--12/31/05,        growth rates
market and style-specific indexes.       EXCLUDING VARIABLE PRODUCT ISSUER
Strong performance by the Fund's health  CHARGES. IF VARIABLE PRODUCT ISSUER          We construct the portfolio by
care stocks couldn't offset an           CHARGES WERE INCLUDED, RETURNS WOULD BE   focusing on stocks rather than
overweight position relative to our      LOWER.                                    industries or sectors. While there are
broad market index in the information                                              no formal sector guidelines or
technology (IT) sector, which was weak   Series I Shares                   3.50%   constraints, internal controls and
for the year. Performance of the Fund's                                            proprietary software help us monitor
IT and industrials stocks hindered Fund  Series II Shares                  3.27    risk levels and sector concentration.
performance relative to its
style-specific index, the Russell 1000   Standard & Poor's Composite                  Our sell process seeks to identify
Growth Index. In both sectors, the       Index of 500 Stocks (S&P 500 Index)       deterioration in the underlying reasons
Fund's holdings sustained losses while   (Broad Market Index)              4.91    a stock was initially purchased. We may
holdings in the index enjoyed gains.                                               reduce or sell a position if we see:
                                         Russell 1000 Growth Index
   Your Fund's long-term performance     (Style-specific Index)            5.26    o a deterioration in business
appears on Pages 4 and 5.                                                          prospects
                                         Lipper Large-Cap Core Fund Index
                                         (Former Peer Group Index)         5.72    o a worsening competitive position

                                         Lipper Large-Cap Growth Fund Index        o slowing earnings growth
                                         (New Peer Group Index)            7.58
                                                                                   o extended valuation
                                         SOURCE: LIPPER, INC.
                                         =======================================   o more attractive investment
                                                                                   opportunities
================================================================================

HOW WE INVEST                            enue and cash flow, ranking investment    MARKET CONDITIONS AND YOUR FUND
                                         candidates on absolute and relative
We believe a growth investment strategy  attractiveness. Fundamental analysis      Despite widespread concern about the
is an essential component of a           seeks to define a company's key drivers   potential impact of rising short-term
diversified portfolio.                   of success and to assess their            interest rates and historically high
                                         durability. We review financial           energy prices, the U.S. economy showed
   Our investment process combines       statements and earnings reports, the      signs of strength for the year.
quantitative and fundamental analysis    company's business model and management   Economic activity expanded, inflation
to uncover companies exhibiting long-    team, the competitive environment and     remained contained and corporate
term, sustainable earnings and cash      market opportunities.                     profits generally rose. Late in the
flow growth that is not yet reflected                                              year, some worried that higher energy
in investor expectations or equity          We follow a "conservative growth"      prices and rising interest rates might
valuations.                              strategy, investing in market leaders     crimp consumer spending, which accounts
                                         that have attractive growth and value     for approximately two-thirds of the
   Quantitative analysis focuses on the  characteristics:
level, growth rate and sustainability
of earnings, rev-

=======================================  =======================================   =========================================

PORTFOLIO COMPOSITION                    TOP 10 INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*

By sector                                 1. Managed Health Care            8.2%    1. Johnson & Johnson                3.3%

Health Care                    30.0%      2. Pharmaceuticals                8.1     2. Procter & Gamble Co. (The)       3.0

Information Technology         22.3       3. Biotechnology                  6.1     3. Aetna Inc.                       2.7

Financials                     13.6       4. Investment Banking & Brokerage 5.7     4. Amgen Inc.                       2.7

Energy                          9.5       5. Semiconductors                 5.3     5. Goldman Sachs Group, Inc. (The)  2.7

Consumer Discretionary          9.3       6. Communications Equipment       5.3     6. QUALCOMM Inc.                    2.5

Industrials                     7.4       7. Aerospace & Defense            4.7     7. UnitedHealth Group Inc.          2.4

Consumer Staples                4.7       8. Oil & Gas Equipment & Services 3.5     8. Microsoft Corp.                  2.2

Materials                       0.5       9. Systems Software               3.2     9. Home Depot, Inc. (The)           2.1

Money Market Funds Plus                  10. Health Care Equipment          3.2    10. Valero Energy Corp.              1.9
Other Assets Less Liabilities   2.7

                                         TOTAL NET ASSETS        $124.4 MILLION
                                         TOTAL NUMBER OF HOLDINGS*           78


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=======================================  =======================================   =========================================

AIM V.I. BLUE CHIP FUND

U.S. economy. Initial data suggested          We added to the Fund's consumer          The views and opinions expressed in
that holiday sales were solid.             discretionary holdings following a major    management's discussion of Fund
                                           sell-off in the sector in August. We        performance are those of A I M Advisors,
   Health care and energy stocks made      targeted retailers that cater to            Inc. These views and opinions are
the greatest contribution to your Fund's   higher-end consumers--consumers less        subject to change at any time based on
performance for the year.                  likely to be affected by potentially        factors such as market and economic
                                           higher winter heating bills. NORDSTROM      conditions. These views and opinions may
   Within the health care sector, we       was among the stocks that we added to       not be relied upon as investment advice
generally avoided stocks of a number of    the Fund, and we did so at what we          or recommendations, or as an offer for a
U.S. pharmaceutical companies due to       believe was a very reasonable price.        particular security. The information is
their weak product pipelines, patent                                                   not a complete analysis of every aspect
expiration and litigation risk. Our           Individual stock selection in the IT     of any market, country, industry,
research led us to managed health care     sector was a significant drag on Fund       security or the Fund. Statements of fact
stocks and non-U.S. pharmaceutical         performance for the year. The Fund did      are from sources considered reliable,
stocks. Many managed health care           not own GOOGLE for much of the year,        but A I M Advisors, Inc. makes no
companies reported strong earnings in      which has been a Wall Street darling        representation or warranty as to their
recent quarters by aggressively            since going public in August 2004. Not      completeness or accuracy. Although
controlling costs. This was a function     owning the stock until December 2005        historical performance is no guarantee
of lower hospital utilization rates and    hurt the Fund's performance relative to     of future results, these insights may
plan participants switching from           its style-specific index. IT stalwarts      help you understand our investment
name-brand to generic drugs. AETNA and     MICROSOFT, IBM and ORACLE all               management philosophy.
UNITEDHEALTH GROUP were among the          underperformed, hindering the Fund's
managed health care companies that aided   absolute performance for the year. (We                     KIRK L. ANDERSON, portfolio
Fund performance.                          sold our stock in IBM before the end of       [ANDERSON    manager, is lead portfolio
                                           the year after the company announced            PHOTO]     manager of AIM V.I. Blue Chip
   We increased our ownership of           disappointing quarterly earnings.)                         Fund. Mr. Anderson joined AIM
non-U.S. pharmaceutical stocks,                                                                       in 1994 in the fund services
including Switzerland's ROCHE HOLDING         Many of the Fund's industrials           area. He became an analyst in 1997, and
and NOVARTIS, both of which have           holdings also hurt Fund performance         was named a portfolio manager in 2003.
developed promising new cancer             during the year. Within this sector,        Mr. Anderson earned a B.A. in political
treatments. In addition to being the       Tyco was the most significant detractor.    science from Texas A&M University and an
manufacturer of Tamiflu--REGISTERED        Its stock fell as the pace of sales         M.S. in finance from the University of
TRADEMARK--, a potential treatment for     growth and operating improvements began     Houston.
"bird flu," Roche owns 56% of GENENTECH,   to moderate. We eliminated Tyco from the
maker of Avastin--REGISTERED TRADEMARK--,  Fund because we were concerned that the     Assisted by the Large/Multi-Cap Growth
which has shown promise in the             slowdown in the company's sales and         Team
treatment of a number of types of          earnings would continue.
cancers.
                                           IN CLOSING
   Worldwide energy production and
refining capacity has struggled to keep    As the year ended, we considered the
pace with rising demand. Continued         fundamentals of large-cap growth stocks
explosive economic growth in China and     to be good. As a group, large-cap growth
India, and a severe hurricane season       companies boasted healthy cash flows,
along the U.S. Gulf Coast, pushed the      strong balance sheets and positive
price of oil to record highs in 2005. We   earnings growth. Also, their managements
believe that any significant improvement   were generally using capital for the
in supply is likely to be years away.      benefit of their shareholders. And yet,
                                           large-cap growth stocks appeared to us
   Given these trends, many energy         to be attractively valued relative to
companies have seen notable growth in      other stocks with less attractive
their revenue and earnings, and have       fundamentals. As always, we thank you
used those earnings to improve their       for your continued investment in AIM
balance sheets and to benefit              V.I. Blue Chip Fund.                        ========================================
shareholders through stock buybacks and                                                In November 2005, your Fund's board
increased dividends. Since taking over                                                 approved--subject to shareholder
management of the Fund, we increased the                                               approval--the proposed merger of AIM
Fund's exposure to the energy sector.                                                  V.I. Blue Chip Fund into AIM V.I. Large
Integrated oil giant EXXONMOBIL and                                                    Cap Growth Fund.
oilfield services provider SCHLUMBERGER                                                 ========================================
were among the energy stocks that helped                                                         [RIGHT ARROW GRAPHIC]
Fund performance for the year. (We sold
our holdings in ExxonMobil before the                                                  FOR A DISCUSSION OF THE RISKS OF
close of the year due to concerns about                                                INVESTING IN YOUR FUND, INDEXES USED IN
valuation.)                                                                            THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                       PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                       5.



AIM V.I. BLUE CHIP FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 12/29/99, index data from 12/31/99

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   DATE             AIM V.I. BLUE           S&P 500           RUSSELL 1000         LIPPER LARGE-CAP     LIPPER LARGE-CAP
                      CHIP FUND-             INDEX               GROWTH               CORE FUND           GROWTH FUND
                    SERIES I SHARES                               INDEX                 INDEX               INDEX
 12/29/99               $10000
    12/99                10000               $10000               $10000               $10000               $10000
    01/00                 9700                 9498                 9531                 9596                 9599
    02/00                 9920                 9318                 9997                 9593                10103
    03/00                10760                10229                10713                10427                10813
    04/00                10330                 9921                10203                10086                 9976
    05/00                10020                 9718                 9689                 9829                 9402
    06/00                10460                 9957                10423                10189                10023
    07/00                10370                 9802                 9989                10030                 9820
    08/00                10990                10410                10893                10722                10670
    09/00                10300                 9861                 9863                10151                 9856
    10/00                10050                 9819                 9396                10034                 9335
    11/00                 9149                 9045                 8011                 9151                 8082
    12/00                 9181                 9090                 7758                 9263                 8032
    01/01                 9371                 9412                 8294                 9525                 8266
    02/01                 8141                 8554                 6886                 8639                 6986
    03/01                 7361                 8013                 6136                 8109                 6260
    04/01                 8101                 8635                 6912                 8725                 6932
    05/01                 8080                 8693                 6811                 8774                 6880
    06/01                 7790                 8481                 6653                 8541                 6682
    07/01                 7540                 8398                 6487                 8417                 6442
    08/01                 6960                 7873                 5956                 7922                 5952
    09/01                 6320                 7237                 5362                 7320                 5354
    10/01                 6560                 7375                 5643                 7493                 5576
    11/01                 7090                 7941                 6185                 7984                 6087
    12/01                 7112                 8010                 6173                 8074                 6115
    01/02                 6962                 7893                 6064                 7947                 5977
    02/02                 6712                 7741                 5813                 7814                 5729
    03/02                 6992                 8032                 6014                 8080                 5960
    04/02                 6471                 7546                 5523                 7657                 5563
    05/02                 6321                 7490                 5389                 7601                 5462
    06/02                 5891                 6957                 4891                 7076                 5017
    07/02                 5491                 6415                 4622                 6551                 4639
    08/02                 5522                 6457                 4636                 6604                 4665
    09/02                 4982                 5756                 4155                 5963                 4213
    10/02                 5411                 6262                 4536                 6426                 4537
    11/02                 5572                 6630                 4782                 6713                 4725
    12/02                 5251                 6241                 4452                 6360                 4396
    01/03                 5101                 6077                 4344                 6193                 4295
    02/03                 5081                 5986                 4324                 6111                 4248
    03/03                 5171                 6044                 4404                 6162                 4328
    04/03                 5551                 6542                 4730                 6616                 4645
    05/03                 5801                 6886                 4966                 6937                 4873
    06/03                 5821                 6974                 5035                 7005                 4913
    07/03                 5961                 7097                 5160                 7116                 5055
    08/03                 6071                 7235                 5288                 7253                 5180
    09/03                 5961                 7159                 5232                 7160                 5069
    10/03                 6271                 7563                 5525                 7510                 5377
    11/03                 6332                 7630                 5583                 7573                 5428
    12/03                 6572                 8030                 5776                 7937                 5581
    01/04                 6652                 8177                 5894                 8049                 5688
    02/04                 6702                 8291                 5932                 8144                 5713
    03/04                 6622                 8166                 5822                 8017                 5649
    04/04                 6452                 8038                 5754                 7892                 5522
    05/04                 6542                 8148                 5861                 7973                 5622
    06/04                 6622                 8306                 5934                 8115                 5703
    07/04                 6342                 8031                 5599                 7828                 5366
    08/04                 6312                 8063                 5571                 7833                 5328
    09/04                 6362                 8151                 5624                 7923                 5452
    10/04                 6442                 8275                 5712                 8030                 5518
    11/04                 6672                 8610                 5909                 8335                 5764
    12/04                 6879                 8903                 6140                 8595                 5997
    01/05                 6729                 8686                 5935                 8401                 5791
    02/05                 6789                 8868                 5999                 8558                 5829
    03/05                 6649                 8712                 5889                 8401                 5722
    04/05                 6479                 8546                 5777                 8214                 5598
    05/05                 6709                 8818                 6057                 8480                 5909
    06/05                 6689                 8831                 6034                 8509                 5921
    07/05                 6959                 9159                 6329                 8811                 6218
    08/05                 6829                 9076                 6248                 8731                 6152
    09/05                 6919                 9149                 6277                 8831                 6226
    10/05                 6899                 8996                 6216                 8726                 6185
    11/05                 7130                 9336                 6484                 9060                 6468
    12/05                 7120                 9340                 6463                 9087                 6452

====================================================================================================================================

                                                                                                                Source: Lipper, Inc.


Past performance cannot guarantee             During the fiscal year, the Fund
comparable future results.                 elected to use the Lipper Large-Cap
                                           Growth Fund Index as its peer group
   This chart, which is a logarithmic      index rather than the Lipper Large-Cap
chart, presents the fluctuations in the    Core Fund Index. Fund management
value of the Fund and its indexes. We      believes the Lipper Large-Cap Growth
believe that a logarithmic chart is more   Fund Index more closely reflects the
effective than other types of charts in    Fund's investment strategy and
illustrating changes in value during the   objectives.
early years shown in the chart. The
vertical axis, the one that indicates
the dollar value of an investment, is
constructed with each segment
representing a percent change in the
value of the investment. In this chart,
each segment represents a doubling, or
100% change, in the value of the
investment. In other words, the space
between $4,000 and $8,000 is the same
size as the space between $8,000 and
$16,000, and so on.

AIM V.I. BLUE CHIP FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS               SHARES. THE INCEPTION DATE OF SERIES I      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                           SHARES IS DECEMBER 29, 1999. THE SERIES     THE FUND DIRECTLY. PERFORMANCE FIGURES
As of 12/31/05                             I AND SERIES II SHARES INVEST IN THE        GIVEN REPRESENT THE FUND AND ARE NOT
                                           SAME PORTFOLIO OF SECURITIES AND WILL       INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                            HAVE SUBSTANTIALLY SIMILAR PERFORMANCE,     PRODUCT VALUES. THEY DO NOT REFLECT
Inception (12/29/99)             -5.50%    EXCEPT TO THE EXTENT THAT EXPENSES BORNE    SALES CHARGES, EXPENSES AND FEES
 5 Years                         -4.96     BY EACH CLASS DIFFER.                       ASSESSED IN CONNECTION WITH A VARIABLE
 1 Year                           3.50                                                 PRODUCT. SALES CHARGES, EXPENSES AND
                                              THE PERFORMANCE DATA QUOTED REPRESENT    FEES, WHICH ARE DETERMINED BY THE
SERIES II SHARES                           PAST PERFORMANCE AND CANNOT GUARANTEE       VARIABLE PRODUCT ISSUERS, WILL VARY AND
Inception                        -5.75%    COMPARABLE FUTURE RESULTS; CURRENT          WILL LOWER THE TOTAL RETURN.
 5 Years                         -5.22     PERFORMANCE MAY BE LOWER OR HIGHER.
 1 Year                           3.27     PLEASE CONTACT YOUR VARIABLE PRODUCT           PER NASD REQUIREMENTS, THE MOST
                                           ISSUER OR FINANCIAL ADVISOR FOR THE MOST    RECENT MONTH-END PERFORMANCE DATA AT THE
========================================   RECENT MONTH-END VARIABLE PRODUCT           FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                           PERFORMANCE. PERFORMANCE FIGURES REFLECT    CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                   FUND EXPENSES, REINVESTED DISTRIBUTIONS     INFORMATION LINE, 866-702-4402. AS
                                           AND CHANGES IN NET ASSET VALUE.             MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                  INVESTMENT RETURN AND PRINCIPAL VALUE       MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                   6.44%    WILL FLUCTUATE SO THAT YOU MAY HAVE A       PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                  6.23     GAIN OR LOSS WHEN YOU SELL SHARES.          VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                       ADVISOR.
========================================      AIM V.I. BLUE CHIP FUND, A SERIES
                                           PORTFOLIO OF AIM VARIABLE INSURANCE
RETURNS SINCE MARCH 13, 2002, THE          FUNDS, IS CURRENTLY OFFERED THROUGH
INCEPTION DATE OF SERIES II SHARES, ARE    INSURANCE COMPANIES ISSUING VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF THE SERIES II SHARES) ADJUSTED TO
REFLECT THE HIGHER RULE 12b-1 FEES
APPLICABLE TO SERIES II
                                           ance of the stocks of                       OTHER INFORMATION
PRINCIPAL RISKS OF INVESTING IN THE FUND   large-capitalization companies; the
                                           Growth subset measures the performance      The returns shown in the management's
The Fund may invest up to 25% of its       of Russell 1000 companies with higher       discussion of Fund performance are based
assets in the securities of non-U.S.       price/book ratios and higher forecasted     on net asset values calculated for
issuers. International investing           growth values.                              shareholder transactions. Generally
presents certain risks not associated                                                  accepted accounting principles require
with investing solely in the United           The unmanaged Standard & Poor's          adjustments to be made to the net assets
States. These include risks relating to    Composite Index of 500 Stocks (the S&P      of the Fund at period end for financial
fluctuations in the value of the U.S.      500--REGISTERED TRADEMARK-- Index) is an    reporting purposes, and as such, the net
dollar relative to the values of other     index of common stocks frequently used      asset values for shareholder
currencies, the custody arrangements       as a general measure of U.S. stock          transactions and the returns based on
made for the Fund's foreign holdings,      market performance.                         those net asset values may differ from
differences in accounting, political                                                   the net asset values and returns
risks and the lesser degree of public         The Fund is not managed to track the     reported in the Financial Highlights.
information required to be provided by     performance of any particular index,        Additionally, the returns and net asset
non-U.S. companies.                        including the indexes defined here, and     values shown throughout this report are
                                           consequently, the performance of the        at the Fund level only and do not
ABOUT INDEXES USED IN THIS REPORT          Fund may deviate significantly from the     include variable product issuer charges.
                                           performance of the indexes.                 If such charges were included, the total
The unmanaged LIPPER LARGE-CAP CORE FUND                                               returns would be lower.
INDEX represents an average of the            A direct investment cannot be made in
performance of the 30 largest              an index. Unless otherwise indicated,          Industry classifications used in this
large-capitalization core equity funds     index results include reinvested            report are generally according to the
tracked by Lipper, Inc., an independent    dividends, and they do not reflect sales    Global Industry Classification Standard,
mutual fund performance monitor.           charges. Performance of an index of         which was developed by and is the
                                           funds reflects fund expenses;               exclusive property and a service mark of
   The unmanaged LIPPER LARGE-CAP GROWTH   performance of a market index does not.     Morgan Stanley Capital International
FUND INDEX represents an average of the                                                Inc. and Standard & Poor's.
performance of the 30 largest
large-capitalization growth funds
tracked by Lipper, Inc., an independent
mutual fund performance monitor.

   The unmanaged RUSSELL 1000--REGISTERED
TRADEMARK-- GROWTH INDEX is a subset of
the unmanaged RUSSELL 1000--REGISTERED
TRADEMARK-- INDEX, which represents
the perform-

AIM V.I. BLUE CHIP FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                    You may use the information in this            The hypothetical account values and
                                           table, together with the amount you         expenses may not be used to estimate the
As a shareholder of the Fund, you incur    invested, to estimate the expenses that     actual ending account balance or
ongoing costs, including management        you paid over the period. Simply divide     expenses you paid for the period. You
fees; distribution and/or service fees     your account value by $1,000 (for           may use this information to compare the
(12b-1); and other Fund expenses. This     example, an $8,600 account value divided    ongoing costs of investing in the Fund
example is intended to help you            by $1,000 = 8.6), then multiply the         and other funds. To do so, compare this
understand your ongoing costs (in          result by the number in the table under     5% hypothetical example with the 5%
dollars) of investing in the Fund and to   the heading entitled "Actual Expenses       hypothetical examples that appear in the
compare these costs with ongoing costs     Paid During Period" to estimate the         shareholder reports of the other funds.
of investing in other mutual funds. The    expenses you paid on your account during
example is based on an investment of       this period.                                   Please note that the expenses shown
$1,000 invested at the beginning of the                                                in the table are meant to highlight your
period and held for the entire period      HYPOTHETICAL EXAMPLE FOR COMPARISON         ongoing costs. Therefore, the
July 1, 2005, through December 31, 2005.   PURPOSES                                    hypothetical information is useful in
                                                                                       comparing ongoing costs, and will not
   The actual and hypothetical expenses    The table below also provides               help you determine the relative total
in the examples below do not represent     information about hypothetical account      costs of owning different funds.
the effect of any fees or other expenses   values and hypothetical expenses based
assessed in connection with a variable     on the Fund's actual expense ratio and
product; if they did, the expenses shown   an assumed rate of return of 5% per year
would be higher while the ending           before expenses, which is not the Fund's
account values shown would be lower.       actual return. The Fund's actual
                                           cumulative total returns at net asset
ACTUAL EXPENSES                            value after expenses for the six months
                                           ended December 31, 2005, appear in the
The table below provides information       table "Cumulative Total Returns" on Page
about actual account values and actual     5.
expenses.

====================================================================================================================================

                                                   ACTUAL                           HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING             ENDING             EXPENSES         ENDING            EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING     ACCOUNT VALUE      PAID DURING       EXPENSE
  CLASS            (7/1/05)           (12/31/05)(1)         PERIOD(2)       (12/31/05)         PERIOD(2)         RATIO
Series I           $1,000.00           $1,064.40              $5.26         $1,020.11            $5.14            1.01%
Series II           1,000.00            1,062.30               6.55          1,018.85             6.41            1.26


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. BLUE CHIP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable      o The quality of services to be             o Fees relative to those of clients of
Insurance Funds (the "Board") oversees     provided by AIM. The Board reviewed the     AIM with comparable investment
the management of AIM V.I. Blue Chip       credentials and experience of the           strategies. The Board reviewed the
Fund (the "Fund") and, as required by      officers and employees of AIM who will      advisory fee rate for the Fund under the
law, determines annually whether to        provide investment advisory services to     Advisory Agreement. The Board noted that
approve the continuance of the Fund's      the Fund. In reviewing the                  this rate (i) was the same as the
advisory agreement with A I M Advisors,    qualifications of AIM to provide            advisory fee rates for a mutual fund
Inc. ("AIM"). Based upon the               investment advisory services, the Board     advised by AIM with investment
recommendation of the Investments          reviewed the qualifications of AIM's        strategies comparable to those of the
Committee of the Board, which is           investment personnel and considered such    Fund; and (ii) was higher than the
comprised solely of independent            issues as AIM's portfolio and product       sub-advisory fee rates for three
trustees, at a meeting held on June 30,    review process, various back office         unaffiliated mutual funds for which an
2005, the Board, including all of the      support functions provided by AIM and       AIM affiliate serves as sub-advisor,
independent trustees, approved the         AIM's equity and fixed income trading       although the total management fees paid
continuance of the advisory agreement      operations. Based on the review of these    by such unaffiliated mutual funds were
(the "Advisory Agreement") between the     and other factors, the Board concluded      higher than the advisory fee rate for
Fund and AIM for another year, effective   that the quality of services to be          the Fund. The Board noted that AIM has
July 1, 2005.                              provided by AIM was appropriate and that    agreed to waive advisory fees of the
                                           AIM currently is providing satisfactory     Fund and to limit the Fund's total
   The Board considered the factors        services in accordance with the terms of    operating expenses, as discussed below.
discussed below in evaluating the          the Advisory Agreement.                     Based on this review, the Board
fairness and reasonableness of the                                                     concluded that the advisory fee rate for
Advisory Agreement at the meeting on       o The performance of the Fund relative      the Fund under the Advisory Agreement
June 30, 2005 and as part of the Board's   to comparable funds. The Board reviewed     was fair and reasonable.
ongoing oversight of the Fund. In their    the performance of the Fund during the
deliberations, the Board and the           past one and three calendar years           o Fees relative to those of comparable
independent trustees did not identify      against the performance of funds advised    funds with other advisors. The Board
any particular factor that was             by other advisors with investment           reviewed the advisory fee rate for the
controlling, and each trustee attributed   strategies comparable to those of the       Fund under the Advisory Agreement. The
different weights to the various           Fund. The Board noted that the Fund's       Board compared effective contractual
factors.                                   performance in such periods was below       advisory fee rates at a common asset
                                           the median performance of such              level and noted that the Fund's rate was
   One of the responsibilities of the      comparable funds. The Board noted that,     above the median rate of the funds
Senior Officer of the Fund, who is         effective July 1, 2005, AIM will change     advised by other advisors with
independent of AIM and AIM's affiliates,   the Fund's portfolio management team,       investment strategies comparable to
is to manage the process by which the      which change will need time to be           those of the Fund that the Board
Fund's proposed management fees are        evaluated before a conclusion can be        reviewed. The Board noted that AIM has
negotiated to ensure that they are         made that the change has addressed the      agreed to waive advisory fees of the
negotiated in a manner which is at arm's   Fund's under-performance. Based on this     Fund and to limit the Fund's total
length and reasonable. To that end, the    review, the Board concluded that no         operating expenses, as discussed below.
Senior Officer must either supervise a     changes should be made to the Fund and      Based on this review, the Board
competitive bidding process or prepare     that it was not necessary to further        concluded that the advisory fee rate for
an independent written evaluation. The     change the Fund's portfolio management      the Fund under the Advisory Agreement
Senior Officer has recommended an          team at this time.                          was fair and reasonable.
independent written evaluation in lieu
of a competitive bidding process and,      o The performance of the Fund relative      o Expense limitations and fee waivers.
upon the direction of the Board, has       to indices. The Board reviewed the          The Board noted that AIM has
prepared such an independent written       performance of the Fund during the past     contractually agreed to waive advisory
evaluation. Such written evaluation also   one and three calendar years against the    fees of the Fund through December 31,
considered certain of the factors          performance of the Lipper Large Cap Core    2009 to the extent necessary so that the
discussed below. In addition, as           Index. The Board noted that the Fund's      advisory fees payable by the Fund do not
discussed below, the Senior Officer made   performance in such periods was below       exceed a specified maximum advisory fee
certain recommendations to the Board in    the performance of such Index. The Board    rate, which maximum rate includes
connection with such written evaluation.   noted that, effective July 1, 2005, AIM     breakpoints and is based on net asset
                                           will change the Fund's portfolio            levels. The Board considered the
   The discussion below serves as a        management team, which change will need     contractual nature of this fee waiver
summary of the Senior Officer's            time to be evaluated before a conclusion    and noted that it remains in effect
independent written evaluation and         can be made that the change has             until December 31, 2009. The Board noted
recommendations to the Board in            addressed the Fund's under-performance.     that AIM has contractually agreed to
connection therewith, as well as a         Based on this review, the Board             waive fees and/or limit expenses of the
discussion of the material factors and     concluded that no changes should be made    Fund through June 30, 2006 in an amount
the conclusions with respect thereto       to the Fund and that it was not             necessary to limit total annual
that formed the basis for the Board's      necessary to further change the Fund's      operating expenses to a specified
approval of the Advisory Agreement.        portfolio management team at this time.     percentage of average daily net assets
After consideration of all of the                                                      for each class of the Fund. The Board
factors below and based on its informed    o Meeting with the Fund's portfolio         considered the contractual nature of
business judgment, the Board determined    managers and investment personnel. With     this fee waiver/expense limitation and
that the Advisory Agreement is in the      respect to the Fund, the Board is           noted that it remains in effect until
best interests of the Fund and its         meeting periodically with such Fund's       June 30, 2006. The Board considered the
shareholders and that the compensation     portfolio managers and/or other             effect these fee waivers/expense
to AIM under the Advisory Agreement is     investment personnel and believes that      limitations would have on the Fund's
fair and reasonable and would have been    such individuals are competent and able     estimated expenses and concluded that
obtained through arm's length              to continue to carry out their              the levels of fee waivers/expense
negotiations.                              responsibilities under the Advisory         limitations for the Fund were fair and
                                           Agreement.                                  reasonable.
o The nature and extent of the
advisory services to be provided by AIM.   o Overall performance of AIM. The           o Breakpoints and economies of scale.
The Board reviewed the services to be      Board considered the overall performance    The Board reviewed the structure of the
provided by AIM under the Advisory         of AIM in providing investment advisory     Fund's advisory fee under the Advisory
Agreement. Based on such review, the       and portfolio administrative services to    Agreement, noting that it includes one
Board concluded that the range of          the Fund and concluded that such            breakpoint. The Board reviewed the level
services to be provided by AIM under the   performance was satisfactory.               of the Fund's advisory fees, and noted
Advisory Agreement was appropriate and                                                 that such fees, as a percent-
that AIM currently is providing services
in accordance with the terms of the
Advisory Agreement.
                                                                                                                     (continued)

AIM V.I. BLUE CHIP FUND

age of the Fund's net assets, would         the recommendation made by the Senior       non-investment advisory services
decrease as net assets increase because     Officer to the Board that the Board         currently performed by AIM and its
the Advisory Agreement includes a           consider implementing a process to          affiliates, such as administrative,
breakpoint. The Board noted that, due to    assist them in more closely monitoring      transfer agency and distribution
the Fund's current asset levels and the     the performance of the AIM Funds. The       services, and the fees received by AIM
way in which the advisory fee               Board concluded that it would be            and its affiliates for performing such
breakpoints have been structured, the       advisable to implement such a process as    services. In addition to reviewing such
Fund has yet to benefit from the            soon as reasonably practicable. The         services, the trustees also considered
breakpoint. The Board noted that AIM has    Board noted that, effective July 1,         the organizational structure employed by
contractually agreed to waive advisory      2005, AIM will change the Fund's            AIM and its affiliates to provide those
fees of the Fund through December 31,       portfolio management team, which change     services. Based on the review of these
2009 to the extent necessary so that the    will need time to be evaluated before a     and other factors, the Board concluded
advisory fees payable by the Fund do not    conclusion can be made that the change      that AIM and its affiliates were
exceed a specified maximum advisory fee     has addressed the Fund's                    qualified to continue to provide
rate, which maximum rate includes           under-performance. The Board also           non-investment advisory services to the
breakpoints and is based on net asset       considered the Senior Officer's             Fund, including administrative, transfer
levels. The Board concluded that the        recommendation that the Board consider      agency and distribution services, and
Fund's fee levels under the Advisory        an additional advisory fee waiver for       that AIM and its affiliates currently
Agreement therefore would reflect           the Fund due to the Fund's                  are providing satisfactory
economies of scale at higher asset          under-performance. The Board concluded      non-investment advisory services.
levels and that it was not necessary to     that such a fee waiver was not
change the advisory fee breakpoints in      appropriate for the Fund at this time       o Other factors and current trends. In
the Fund's advisory fee schedule.           and that, rather than requesting such a     determining whether to continue the
                                            fee waiver from AIM, the Board should       Advisory Agreement for the Fund, the
o Investments in affiliated money           closely monitor the Fund's performance      Board considered the fact that AIM,
market funds. The Board also took into      under the new portfolio management team.    along with others in the mutual fund
account the fact that uninvested cash                                                   industry, is subject to regulatory
and cash collateral from securities         o Profitability of AIM and its              inquiries and litigation related to a
lending arrangements (collectively,         affiliates. The Board reviewed              wide range of issues. The Board also
"cash balances") of the Fund may be         information concerning the profitability    considered the governance and compliance
invested in money market funds advised      of AIM's (and its affiliates')              reforms being undertaken by AIM and its
by AIM pursuant to the terms of an SEC      investment advisory and other activities    affiliates, including maintaining an
exemptive order. The Board found that       and its financial condition. The Board      internal controls committee and
the Fund may realize certain benefits       considered the overall profitability of     retaining an independent compliance
upon investing cash balances in AIM         AIM, as well as the profitability of AIM    consultant, and the fact that AIM has
advised money market funds, including a     in connection with managing the Fund.       undertaken to cause the Fund to operate
higher net return, increased liquidity,     The Board noted that AIM's operations       in accordance with certain governance
increased diversification or decreased      remain profitable, although increased       policies and practices. The Board
transaction costs. The Board also found     expenses in recent years have reduced       concluded that these actions indicated a
that the Fund will not receive reduced      AIM's profitability. Based on the review    good faith effort on the part of AIM to
services if it invests its cash balances    of the profitability of AIM's and its       adhere to the highest ethical standards,
in such money market funds. The Board       affiliates' investment advisory and         and determined that the current
noted that, to the extent the Fund          other activities and its financial          regulatory and litigation environment to
invests in affiliated money market          condition, the Board concluded that the     which AIM is subject should not prevent
funds, AIM has voluntarily agreed to        compensation to be paid by the Fund to      the Board from continuing the Advisory
waive a portion of the advisory fees it     AIM under its Advisory Agreement was not    Agreement for the Fund.
receives from the Fund attributable to      excessive.
such investment. The Board further
determined that the proposed securities     o Benefits of soft dollars to AIM. The
lending program and related procedures      Board considered the benefits realized
with respect to the lending Fund is in      by AIM as a result of brokerage
the best interests of the lending Fund      transactions executed through "soft
and its respective shareholders. The        dollar" arrangements. Under these
Board therefore concluded that the          arrangements, brokerage commissions paid
investment of cash collateral received      by the Fund and/or other funds advised
in connection with the securities           by AIM are used to pay for research and
lending program in the money market         execution services. This research is
funds according to the procedures is in     used by AIM in making investment
the best interests of the lending Fund      decisions for the Fund. The Board
and its respective shareholders.            concluded that such arrangements were
                                            appropriate.
o Independent written evaluation and
recommendations of the Fund's Senior        o AIM's financial soundness in light
Officer. The Board noted that, upon         of the Fund's needs. The Board
their direction, the Senior Officer of      considered whether AIM is financially
the Fund, who is independent of AIM and     sound and has the resources necessary to
AIM's affiliates, had prepared an           perform its obligations under the
independent written evaluation in order     Advisory Agreement, and concluded that
to assist the Board in determining the      AIM has the financial resources
reasonableness of the proposed              necessary to fulfill its obligations
management fees of the AIM Funds,           under the Advisory Agreement.
including the Fund. The Board noted that
the Senior Officer's written evaluation     o Historical relationship between the
had been relied upon by the Board in        Fund and AIM. In determining whether to
this regard in lieu of a competitive        continue the Advisory Agreement for the
bidding process. In determining whether     Fund, the Board also considered the
to continue the Advisory Agreement for      prior relationship between AIM and the
the Fund, the Board considered the          Fund, as well as the Board's knowledge
Senior Officer's written evaluation and     of AIM's operations, and concluded that
                                            it was beneficial to maintain the cur-
                                            rent relationship, in part, because of
                                            such knowledge. The Board also reviewed
                                            the general nature of the

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

AEROSPACE & DEFENSE-4.73%

Boeing Co. (The)                                   18,511   $  1,300,213
------------------------------------------------------------------------
General Dynamics Corp.                             11,412      1,301,539
------------------------------------------------------------------------
Lockheed Martin Corp.                              31,050      1,975,711
------------------------------------------------------------------------
United Technologies Corp.                          23,405      1,308,574
========================================================================
                                                               5,886,037
========================================================================

APPLICATION SOFTWARE-1.21%

Amdocs Ltd.(a)                                     54,891      1,509,502
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.06%

Franklin Resources, Inc.                           14,043      1,320,182
========================================================================

BIOTECHNOLOGY-6.06%

Amgen Inc.(a)                                      42,199      3,327,813
------------------------------------------------------------------------
Genentech, Inc.(a)                                 14,717      1,361,322
------------------------------------------------------------------------
Genzyme Corp.(a)                                   13,096        926,935
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           36,547      1,923,469
========================================================================
                                                               7,539,539
========================================================================

COMMUNICATIONS EQUIPMENT-5.30%

Cisco Systems, Inc.(a)                             95,828      1,640,575
------------------------------------------------------------------------
Motorola, Inc.                                     82,979      1,874,496
------------------------------------------------------------------------
QUALCOMM Inc.                                      71,350      3,073,758
========================================================================
                                                               6,588,829
========================================================================

COMPUTER HARDWARE-1.70%

Apple Computer, Inc.(a)                            15,856      1,139,888
------------------------------------------------------------------------
Dell Inc.(a)                                       32,598        977,614
========================================================================
                                                               2,117,502
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.69%

EMC Corp.(a)                                      153,987      2,097,303
========================================================================

CONSUMER FINANCE-0.87%

SLM Corp.                                          19,578      1,078,552
========================================================================

DEPARTMENT STORES-2.56%

J.C. Penney Co., Inc.                              24,397      1,356,473
------------------------------------------------------------------------
Nordstrom, Inc.                                    48,788      1,824,671
========================================================================
                                                               3,181,144
========================================================================

DIVERSIFIED BANKS-1.13%

Bank of America Corp.                              30,493      1,407,252
========================================================================

DIVERSIFIED METALS & MINING-0.53%

BHP Billiton Ltd (Australia)(b)                    39,500        659,878
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

DRUG RETAIL-0.51%

CVS Corp.                                          24,028   $    634,820
========================================================================

FOOTWEAR-0.60%

NIKE, Inc.-Class B                                  8,619        748,043
========================================================================

GENERAL MERCHANDISE STORES-0.89%

Target Corp.                                       20,031      1,101,104
========================================================================

HEALTH CARE DISTRIBUTORS-0.83%

AmerisourceBergen Corp.                            25,000      1,035,000
========================================================================

HEALTH CARE EQUIPMENT-3.20%

Bard (C.R.), Inc.                                  10,673        703,564
------------------------------------------------------------------------
Baxter International Inc.                          16,383        616,820
------------------------------------------------------------------------
Medtronic, Inc.                                    28,055      1,615,126
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    20,733      1,043,699
========================================================================
                                                               3,979,209
========================================================================

HEALTH CARE SERVICES-1.86%

Express Scripts, Inc.(a)                           12,409      1,039,874
------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                    22,783      1,271,291
========================================================================
                                                               2,311,165
========================================================================

HEALTH CARE SUPPLIES-1.66%

Alcon, Inc. (Switzerland)                          15,921      2,063,362
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.49%

Electronic Arts Inc.(a)                            11,600        606,796
========================================================================

HOME IMPROVEMENT RETAIL-2.12%

Home Depot, Inc. (The)                             65,091      2,634,884
========================================================================

HOUSEHOLD PRODUCTS-3.00%

Procter & Gamble Co. (The)                         64,359      3,725,099
========================================================================

INTEGRATED OIL & GAS-2.07%

ConocoPhillips                                     32,621      1,897,890
------------------------------------------------------------------------
Occidental Petroleum Corp.                          8,501        679,060
========================================================================
                                                               2,576,950
========================================================================

INTERNET RETAIL-1.37%

eBay Inc.(a)                                       39,396      1,703,877
========================================================================

INTERNET SOFTWARE & SERVICES-2.48%

Google Inc.-Class A(a)                              2,393        992,760
------------------------------------------------------------------------
Yahoo! Inc.(a)                                     53,511      2,096,561
========================================================================
                                                               3,089,321
========================================================================

INVESTMENT BANKING & BROKERAGE-5.69%

Goldman Sachs Group, Inc. (The)                    26,051      3,326,973
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      10,118      1,296,824
------------------------------------------------------------------------

                            AIM V.I. BLUE CHIP FUND

                                                 SHARES        VALUE
------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

Merrill Lynch & Co., Inc.                          22,109   $  1,497,443
------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                       64,629        948,107
========================================================================
                                                               7,069,347
========================================================================

MANAGED HEALTH CARE-8.21%

Aetna Inc.                                         35,916      3,387,238
------------------------------------------------------------------------
CIGNA Corp.                                        14,135      1,578,879
------------------------------------------------------------------------
UnitedHealth Group Inc.                            47,655      2,961,282
------------------------------------------------------------------------
WellPoint, Inc.(a)                                 28,558      2,278,643
========================================================================
                                                              10,206,042
========================================================================

MULTI-LINE INSURANCE-2.29%

Genworth Financial Inc.-Class A                    37,592      1,299,931
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)      17,995      1,545,591
========================================================================
                                                               2,845,522
========================================================================

OIL & GAS DRILLING-1.49%

ENSCO International Inc.                           20,003        887,133
------------------------------------------------------------------------
GlobalSantaFe Corp.                                20,068        966,274
========================================================================
                                                               1,853,407
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.51%

BJ Services Co.                                    58,853      2,158,139
------------------------------------------------------------------------
Schlumberger Ltd.                                  22,765      2,211,620
========================================================================
                                                               4,369,759
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.54%

Devon Energy Corp.                                 10,641        665,488
========================================================================

OIL & GAS REFINING & MARKETING-1.89%

Valero Energy Corp.                                45,450      2,345,220
========================================================================

PHARMACEUTICALS-8.14%

Allergan, Inc.                                     11,586      1,250,825
------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                       11,138        693,786
------------------------------------------------------------------------
Johnson & Johnson                                  69,079      4,151,648
------------------------------------------------------------------------
Novartis A.G.-ADR (Switzerland)                    31,516      1,653,960
------------------------------------------------------------------------
Roche Holding A.G. (Switzerland)                   11,417      1,714,288
------------------------------------------------------------------------
Wyeth                                              14,398        663,316
========================================================================
                                                              10,127,823
========================================================================

PROPERTY & CASUALTY INSURANCE-1.53%

Allstate Corp. (The)                               35,132      1,899,587
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

RAILROADS-2.69%

Burlington Northern Santa Fe Corp.                 30,042   $  2,127,574
------------------------------------------------------------------------
Canadian National Railway Co. (Canada)             15,244      1,219,368
========================================================================
                                                               3,346,942
========================================================================

RESTAURANTS-1.74%

Starbucks Corp.(a)                                 20,861        626,039
------------------------------------------------------------------------
YUM! Brands, Inc.                                  32,899      1,542,305
========================================================================
                                                               2,168,344
========================================================================

SEMICONDUCTOR EQUIPMENT-0.92%

KLA-Tencor Corp.                                   23,178      1,143,371
========================================================================

SEMICONDUCTORS-5.30%

Analog Devices, Inc.                               63,791      2,288,183
------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)            39,918      1,004,736
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(a)       17,139        961,327
------------------------------------------------------------------------
Microchip Technology Inc.                          24,947        802,046
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                                84,950        841,854
------------------------------------------------------------------------
Texas Instruments Inc.                             21,762        697,907
========================================================================
                                                               6,596,053
========================================================================

SOFT DRINKS-1.20%

PepsiCo, Inc.                                      25,310      1,495,315
========================================================================

SYSTEMS SOFTWARE-3.22%

Microsoft Corp.                                   104,796      2,740,415
------------------------------------------------------------------------
Oracle Corp.(a)                                   103,894      1,268,546
========================================================================
                                                               4,008,961
========================================================================

THRIFTS & MORTGAGE FINANCE-0.99%

MGIC Investment Corp.                              18,788      1,236,626
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $102,541,632)                          120,973,157
========================================================================

MONEY MARKET FUNDS-2.85%

Liquid Assets Portfolio-Institutional
  Class(c)                                      1,770,954      1,770,954
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     1,770,954      1,770,954
========================================================================
    Total Money Market Funds (Cost
      $3,541,908)                                              3,541,908
========================================================================
TOTAL INVESTMENTS-100.12% (Cost $106,083,540)                124,515,065
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.12%)                           (150,354)
========================================================================
NET ASSETS-100.00%                                          $124,364,711
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of this security at December 31, 2005 represented 0.53% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $102,541,632)        $120,973,157
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,541,908)                                 3,541,908
=============================================================
  Total investments (cost $106,083,540)           124,515,065
=============================================================
Receivable for dividends                               86,863
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,420
=============================================================
  Total assets                                    124,626,348
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              124,847
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              29,111
-------------------------------------------------------------
Accrued administrative services fees                   76,317
-------------------------------------------------------------
Accrued distribution fees -- Series II                    873
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                111
-------------------------------------------------------------
Accrued transfer agent fees                               635
-------------------------------------------------------------
Accrued operating expenses                             29,743
=============================================================
  Total liabilities                                   261,637
=============================================================
Net assets applicable to shares outstanding      $124,364,711
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $127,605,820
-------------------------------------------------------------
Undistributed net investment income                   214,947
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts          (21,887,581)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       18,431,525
=============================================================
                                                 $124,364,711
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $122,989,041
_____________________________________________________________
=============================================================
Series II                                        $  1,375,670
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           17,406,961
_____________________________________________________________
=============================================================
Series II                                             196,019
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       7.07
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       7.02
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,878)                                         $1,447,409
------------------------------------------------------------
Dividends from affiliated money market funds          93,052
------------------------------------------------------------
Interest                                               5,153
============================================================
  Total investment income                          1,545,614
============================================================

EXPENSES:

Advisory fees                                        941,739
------------------------------------------------------------
Administrative services fees                         350,680
------------------------------------------------------------
Custodian fees                                        29,536
------------------------------------------------------------
Distribution fees -- Series II                         3,495
------------------------------------------------------------
Transfer agent fees                                    8,334
------------------------------------------------------------
Trustees' and officer's fees and benefits             18,707
------------------------------------------------------------
Other                                                 76,980
============================================================
    Total expenses                                 1,429,471
============================================================
Less: Fees waived and expense offset arrangement    (122,694)
============================================================
    Net expenses                                   1,306,777
============================================================
Net investment income                                238,837
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $7,176)       4,256,519
------------------------------------------------------------
  Foreign currencies                                   3,276
------------------------------------------------------------
  Futures contracts                                   53,605
------------------------------------------------------------
  Option contracts written                            96,347
============================================================
                                                   4,409,747
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (547,402)
------------------------------------------------------------
  Futures contracts                                  (33,149)
============================================================
                                                    (580,551)
============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                        3,829,196
============================================================
Net increase in net assets resulting from
  operations                                      $4,068,033
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    238,837    $    724,655
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           4,409,747         817,453
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                   (580,551)      4,015,557
==========================================================================================
    Net increase in net assets resulting from operations         4,068,033       5,557,665
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                        (725,733)       (134,718)
------------------------------------------------------------------------------------------
  Series II                                                         (4,715)             --
==========================================================================================
    Decrease in net assets resulting from distributions           (730,448)       (134,718)
==========================================================================================
Share transactions-net:
  Series I                                                     (11,997,559)      3,778,955
------------------------------------------------------------------------------------------
  Series II                                                       (125,410)        104,980
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (12,122,969)      3,883,935
==========================================================================================
    Net increase (decrease) in net assets                       (8,785,384)      9,306,882
==========================================================================================

NET ASSETS:

Beginning of year                                              133,150,095     123,843,213
==========================================================================================
End of year (including undistributed net investment income
  of $214,947 and $703,281, respectively)                     $124,364,711    $133,150,095
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. BLUE CHIP FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                            AIM V.I. BLUE CHIP FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's

                            AIM V.I. BLUE CHIP FUND
     agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                            0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $122,565.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the

                            AIM V.I. BLUE CHIP FUND
year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $300,680 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $8,334.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $3,495.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,849,475       $22,100,951       $(23,179,472)         $   --         $1,770,954       $46,393       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,849,475        22,100,951        (23,179,472)             --          1,770,954        46,659           --
==================================================================================================================================
  Total           $5,698,950       $44,201,902       $(46,358,944)         $   --         $3,541,908       $93,052       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,182,182 and sales of $171,303, which resulted in net realized gains of $7,176.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $129.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,394 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by
                            AIM V.I. BLUE CHIP FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         1,562       150,205
-----------------------------------------------------------------------------------
Closed                                                           (618)      (50,729)
-----------------------------------------------------------------------------------
Exercised                                                        (439)      (48,787)
-----------------------------------------------------------------------------------
Expired                                                          (505)      (50,689)
===================================================================================
End of year                                                        --      $     --
___________________________________________________________________________________
===================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                2005            2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $730,448        $134,718
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    240,402
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          16,346,589
--------------------------------------------------------------------------
Temporary book/tax differences                                     (25,455)
--------------------------------------------------------------------------
Capital loss carryforward                                      (19,802,645)
--------------------------------------------------------------------------
Shares of beneficial interest                                  127,605,820
==========================================================================
Total net assets                                              $124,364,711
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                            AIM V.I. BLUE CHIP FUND

    The Fund utilized $929,472 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $ 4,477,804
-----------------------------------------------------------------------------
December 31, 2010                                                 11,780,141
-----------------------------------------------------------------------------
December 31, 2011                                                  3,544,700
=============================================================================
Total capital loss carryforward                                  $19,802,645
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $93,316,190 and $104,778,962, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $    18,200,229
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,853,640)
===============================================================================
Net unrealized appreciation of investment securities           $    16,346,589
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $108,168,476.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income was increased by $3,277 and undistributed net realized gain (loss) was decreased by $(3,277). This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------

                                                                       2005(a)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     5,508,454    $ 37,338,836     5,292,562    $ 34,996,471
----------------------------------------------------------------------------------------------------------------------
  Series II                                                      164,311       1,100,911        45,425         299,097
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       100,517         725,733        19,754         134,718
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          657           4,715            --              --
======================================================================================================================
Reacquired:
  Series I                                                    (7,378,077)    (50,062,128)   (4,776,958)    (31,352,234)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (183,422)     (1,231,036)      (29,772)       (194,117)
======================================================================================================================
                                                              (1,787,560)   $(12,122,969)      551,011    $  3,883,935
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are 5 entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 92% of the outstanding shares of the Fund. The Fund's principle underwriter may have an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                            AIM V.I. BLUE CHIP FUND

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM V.I. Large Cap Growth Fund ("Buying Fund"), a series of the Trust (the "Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2005           2004           2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.87       $   6.57       $   5.25       $  7.11       $  9.18
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.02           0.04(a)        0.01(b)      (0.00)(b)     (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.22           0.27           1.31         (1.86)        (2.06)
================================================================================================================================
    Total from investment operations                              0.24           0.31           1.32         (1.86)        (2.07)
================================================================================================================================
  Less dividends from net investment income                      (0.04)         (0.01)            --            --            --
================================================================================================================================
Net asset value, end of period                                $   7.07       $   6.87       $   6.57       $  5.25       $  7.11
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   3.50%          4.67%         25.14%       (26.16)%      (22.54)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,989       $131,687       $122,543       $65,490       $60,129
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.04%(d)       1.11%          1.13%         1.18%         1.26%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.14%(d)       1.11%          1.13%         1.18%         1.26%
================================================================================================================================
Ratio of net investment income (loss) to average net assets       0.19%(d)       0.56%(a)       0.14%        (0.03)%       (0.17)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             76%            38%            24%           38%           19%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.02 and 0.22%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total Returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $124,167,133.

                            AIM V.I. BLUE CHIP FUND

                                                                                    SERIES II
                                                              -----------------------------------------------------
                                                                                                     MARCH 13, 2002
                                                                                                      (DATE SALES
                                                                  YEAR ENDED DECEMBER 31,            COMMENCED) TO
                                                              --------------------------------        DECEMBER 31,
                                                               2005         2004         2003             2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.82       $ 6.54       $ 5.24          $  7.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.00)        0.02(a)     (0.01)(b)        (0.01)(b)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.22         0.26         1.31            (1.75)
===================================================================================================================
    Total from investment operations                            0.22         0.28         1.30            (1.76)
===================================================================================================================
Less dividends from net investment income                      (0.02)          --           --               --
===================================================================================================================
Net asset value, end of period                                $ 7.02       $ 6.82       $ 6.54          $  5.24
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                 3.27%        4.28%       24.81%          (25.14)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,376       $1,463       $1,301          $   273
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.29%(d)     1.36%        1.38%            1.43%(e)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.39%(d)     1.36%        1.38%            1.43%(e)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.06)%(d)    0.31%(a)    (0.11)%         (0.28)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           76%          38%          24%              38%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.00)and (0.03)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for the shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,398,054.
(e)  Annualized.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair

                            AIM V.I. BLUE CHIP FUND
competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

                            AIM V.I. BLUE CHIP FUND

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Blue Chip Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.



As described in Note 13, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM V.I. Large Cap Growth. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                            AIM V.I. BLUE CHIP FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

                            AIM V.I. BLUE CHIP FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. BLUE CHIP FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                            AIM V.I. BLUE CHIP FUND

                                              AIM V.I. CAPITAL APPRECIATION FUND
                               Annual Report to Shareholders o December 31, 2005

          AIM V.I. CAPITAL APPRECIATION FUND seeks to provide growth of capital.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31,2005, AND IS BASED ON TOTAL NET ASSETS.

================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

YOUR GOALS. OUR SOLUTIONS.                     AIM INVESTMENTS LOGO APPEARS HERE
 --Registered Trademark--                           --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CAPITAL APPRECIATION FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                   We construct the portfolio by focusing
                                                                                           on individual stocks rather than
======================================================================================     industries or sectors. While there are no
PERFORMANCE SUMMARY                                                                        formal sector guidelines or constraints,
                                             =========================================     internal controls and proprietary
We are pleased to report that for the        FUND VS. INDEXES                              software help us monitor risk levels and
year ended December 31, 2005, AIM V.I.                                                     sector concentration.
Capital Appreciation Fund outperformed       TOTAL RETURNS, 12/31/04-12/31/05,
its broad market and style-specific          EXCLUDING VARIABLE PRODUCT ISSUER                Our sell process is designed to
indexes. The Fund outperformed the broad     CHARGES. IF VARIABLE PRODUCT ISSUER           identify deterioration in the underlying
market largely due to strong                 CHARGES WERE INCLUDED, RETURNS WOULD BE       reasons a stock was initially purchased
research-driven stock selection within       LOWER.                                        and avoid the risk of capital loss.
the energy, health care and information                                                    Conditions that may cause us to reduce or
technology (IT) sectors. In each of those    Series I Shares                     8.83%     sell a position include:
sectors, the Fund was overweight relative
to the S&P 500 Index, and the Fund's         Series II Shares                    8.58      o  deterioration in business prospects
holdings outperformed those of the index.
                                             Standard & Poor's Composite Index             o  worsening competitive position
   The Fund outperformed its                 of 500 Stocks (S&P 500 Index)
style-specific index primarily due to a      (Broad Market Index)                4.91      o  slowing earnings growth
significant overweight position in the
energy sector, and due to strong stock       Russell 1000 Growth Index                     o  extended valuation
selection in the health care and IT          (Style-specific Index)              5.26
sectors. In those two sectors, the Fund                                                    o  finding more attractive investment
was underweight the index, but               Lipper Multi-Cap Growth Fund Index               opportunities
                                             (Peer Group Index)                  9.13
                                                                                           MARKET CONDITIONS AND YOUR FUND
                                             SOURCE: LIPPER,INC.
                                             =========================================     Despite widespread concern about the
                                                                                           potential impact of rising short-term
                                             the Fund's holdings significantly             interest rates and historically high
                                             outperformed those of the index.              energy prices, the U.S. economy showed
                                                                                           signs of strength for the year. Economic
                                                Your Fund's long-term performance          activity expanded, inflation remained
                                             appears on Pages 4 and 5.                     contained and corporate profits generally
======================================================================================     rose. Late in the year, some worried that
                                                                                           higher energy prices and rising interest
HOW WE INVEST                                of potential investments. We focus on the     rates might crimp consumer spending,
                                             level, growth rate and sustainability of      which accounts for approximately
We believe a growth investment strategy      earnings, revenue and cash flow, ranking      two-thirds of the U.S. economy. Initial
is an essential component of a               investment candidates on absolute and         data suggested that holiday sales were
diversified portfolio.                       relative attractiveness.                      solid.

   Our investment process combines              Fundamental analysis seeks to define a        Corporate profits and stock market
quantitative and fundamental analysis to     company's key drivers of success and to       performance varied widely by sector for
uncover companies exhibiting long-term,      assess their durability. We carefully         the year. Rising oil and natural gas
sustainable earnings and cash flow growth    review financial statements and earnings      prices caused many energy and utilities
that is not yet reflected in investor        reports, the company's business model and     companies to report record earnings and
expectations or equity valuations.           management team, the competitive              profits, and led those two sectors to
                                             environment and market opportunities.
   Quantitative analysis helps us narrow
our investment universe down to a
manageable list

=========================================    =========================================     =========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
Information Technology              22.5%     1. Semiconductors                   5.5%      1. Apple Computer, Inc.             2.7%
Health Care                         21.5      2. Biotechnology                    5.3       2. Amgen Inc.                       2.1
Consumer Discretionary              12.5      3. Managed Health Care              5.1       3. Johnson & Johnson                1.8
Industrials                         12.1      4. Pharmaceuticals                  4.9       4. QUALCOMM Inc.                    1.8
Energy                               9.7      5. Computer Hardware                3.4       5. Microchip Technology Inc.        1.7
Financials                           9.0      6. Communications Equipment         3.3       6. Office Depot, Inc.               1.7
Materials                            6.7      7. Health Care Equipment            3.2       7. Procter & Gamble Co. (The)       1.7
Consumer Staples                     3.1      8. Investment Banking & Brokerage   3.2       8. UnitedHealth Group Inc.          1.6
Money Market Funds                            9. Internet Software & Services     3.1       9. Yahoo! Inc.                      1.6
Plus Other Assets Less Liabilities   2.9     10. Industrial Machinery             2.9      10. Alcon, Inc. (Switzerland)        1.6

                                             TOTAL NET ASSETS            $1.2 BILLION
                                             TOTAL NUMBER OF HOLDINGS*            113

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
=========================================    =========================================     =========================================

AIM V.I. CAPITAL APPRECIATION FUND


outperform the broad market. The same        integrated oil producer CONOCOPHILLIPS        WARRANTY AS TO THEIR COMPLETENESS OR
trend hurt the profits of many consumer      among the stocks benefiting Fund              ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
discretionary stocks, and that sector        performance.                                  IS NO GUARANTEE OF FUTURE RESULTS, THESE
lagged the broad market for the year.                                                      INSIGHTS MAY HELP YOU UNDERSTAND OUR
                                                Our bottom-up research helped us           INVESTMENT MANAGEMENT PHILOSOPHY.
   Strong stock selection within the         identify attractive investment
health care, energy and IT sectors           opportunities in the IT sector. IT stocks                      LANNY H. SACHNOWITZ,
contributed to Fund performance for the      helping your Fund's performance included        [SACHNOWITZ    senior portfolio
year.                                        Internet search engine GOOGLE and APPLE            PHOTO]      manager, is lead
                                             COMPUTER. As more people worldwide go                          portfolio manager of AIM
   Within the health care sector, our        online, Google offers advertisers a                            V.I. Capital
research led us to managed health care       cost-effective way to reach consumers,        Appreciation Fund. He joined AIM in 1987
stocks. Many managed health care             and the stock more than doubled in 2005.      as a money market trader and research
companies reported strong earnings in        Despite the phenomenal success of Apple's     analyst. In 1990, Mr. Sachnowitz's
recent quarters by aggressively              iPod--Registered Trademark-- music            trading responsibilities were expanded to
controlling costs. This was a function of    player, we believe earnings estimates for     include head of equity trading. He was
lower hospital utilization rates and plan    the company are still conservative, and       named a portfolio manager in 1991. Mr.
participants switching from name-brand to    it remains a top Fund holding.                Sachnowitz received a B.S. in finance
generic drugs. AETNA, UNITEDHEALTH GROUP                                                   from the University of Southern
and WELLPOINT were among the managed            Detractors from performance were           California and an M.B.A. from the
health care companies that aided Fund        concentrated in the consumer                  University of Houston.
performance. But not all the Fund's          discretionary sector and included online
health care stocks performed well. One       auctioneer EBAY. In September, eBay                            KIRK L. ANDERSON,
that detracted from Fund performance was     proposed acquiring an Internet phone            [ANDERSON      portfolio manager, is a
pharmaceutical giant PFIZER. Overall, the    company. Like many other investors, we            PHOTO]       portfolio manager of AIM
company's long-term prospects                questioned the strategic value of the                          V.I. Capital
deteriorated dramatically due to             proposed acquisition, which hurt eBay's                        Appreciation Fund. He
regulatory scrutiny and litigation risk,     short-term performance. But we held the       joined AIM in 1994 and was named a
which led us to eliminate it from the        stock at the close of the year because we     portfolio manager in 2003. Mr. Anderson
portfolio.                                   believed the company's core business          earned a B.A. in political science from
                                             remains strong, it continues to generate      Texas A&M University and M.S. in finance
   Other health care stocks that             significant cash flow, and it continues       from the University of Houston.
performed well included GENENTECH, a         to grow faster than most companies.
leader in the biotechnology industry, and                                                                   JAMES G. BIRDSALL,
JOHNSON & JOHNSON, arguably the world's      IN CLOSING                                      [BIRDSALL      portfolio manager, is a
most diversified health care company.                                                          PHOTO]       portfolio manager of AIM
Genentech developed and markets              As the year ended, we considered the                           V.I. Capital
Avastin--Registered Trademark--, a drug      fundamentals of large-cap growth stocks                        Appreciation Fund. He
originally approved for treatment of         to be good. As a group, large-cap growth      has been associated with AIM since 1997
colorectal cancer that has, more             companies boasted healthy cash flows,         and was named a portfolio manager in
recently, shown promise in the treatment     strong balance sheets and positive            1999. Mr. Birdsall received his B.B.A.
of other types of cancer. While Johnson &    earnings growth. Also, managements were       with a concentration in finance from
Johnson develops pharmaceutical products,    generally using capital for the benefit       Stephen F. Austin State University before
it manufactures a broad array of health      of their shareholders. These factors,         earning his M.B.A. with a concentration
care products for consumers and medical      together with our quantitative and            in finance and international business
professionals.                               fundamental research, led us to invest        from the University of St. Thomas.
                                             the bulk of Fund assets in stocks of
   Worldwide energy production and           large-capitalization companies. At the                         ROBERT J. LLOYD,
refining capacity has struggled to keep      close of the year, we believed many               [LLOYD       Chartered Financial
pace with rising demand. Continued           large-cap growth stocks were attractively          PHOTO]      Analyst, portfolio
explosive economic growth in China and       priced relative to other stocks with less                      manager, is a portfolio
India, and a severe hurricane season         attractive fundamentals. As always, we                         manager of AIM V.I.
along the U.S. Gulf Coast, pushed the        thank you for your continued investment       Capital Appreciation Fund. He joined AIM
price of oil to record highs in 2005. We     in AIM V.I. Capital Appreciation Fund.        in 2000 and was named portfolio manager
believe that any significant improvement                                                   in 2001. He served eight years in the
in supply is likely to be years away.        THE VIEWS AND OPINIONS EXPRESSED IN           U.S. Navy as a Naval Flight Officer
                                             MANAGEMENT'S DISCUSSION OF FUND               flying the S-3B Viking. Mr. Lloyd
   Given these trends, many energy           PERFORMANCE ARE THOSE OF A I M ADVISORS,      received a B.B.A. from the University of
companies have seen notable growth in        INC. THESE VIEWS AND OPINIONS ARE SUBJECT     Notre Dame and an M.B.A. from the
their revenue and earnings, and have used    TO CHANGE AT ANY TIME BASED ON FACTORS        University of Chicago.
those earnings to improve their balance      SUCH AS MARKET AND ECONOMIC CONDITIONS.
sheets and to benefit shareholders           THESE VIEWS AND OPINIONS MAY NOT BE           Assisted by the Large/Multi-Cap Growth
through stock buybacks and increased         RELIED UPON AS INVESTMENT ADVICE OR           Team
dividends. For the year, your Fund was       RECOMMENDATIONS, OR AS AN OFFER FOR A
overweight energy stocks relative to its     PARTICULAR SECURITY. THE INFORMATION IS               [RIGHT ARROW GRAPHIC]
style-specific index, with refiner VALERO    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
ENERGY and                                   OF ANY MARKET, COUNTRY, INDUSTRY,             FOR A DISCUSSION OF THE RISKS OF
                                             SECURITY OR THE FUND. STATEMENTS OF FACT      INVESTING IN YOUR FUND, INDEXES USED IN
                                             ARE FROM SOURCES CONSIDERED RELIABLE, BUT     THIS REPORT AND YOUR FUND'S LONG-TERM
                                             A I M ADVISORS, INC. MAKES NO                 PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                             REPRESENTATION OR                             5.

AIM V.I. CAPITAL APPRECIATION FUND


YOUR FUND'S LONG-TERM PERFORMANCE

   RESULTS OF A $10,000 INVESTMENT

   Fund data from 5/5/93, index data from 4/30/93

                                [MOUNTAIN CHART]

================================================================================
            AIM V.I. CAPITAL       S&P           RUSSELL     LIPPER MULTI-CAP
           APPRECIATION FUND-      500-        1000 GROWTH     GROWTH FUND
 DATE       SERIES I SHARES        INDEX        BOND INDEX        INDEX
4/30/93                            $10000         $10000         $10000
   5/93         $10320              10267          10350          10544
   6/93          10200              10297          10256          10645
   7/93          10390              10255          10072          10648
   8/93          10990              10644          10486          11184
   9/93          11370              10562          10409          11422
  10/93          11440              10780          10698          11555
  11/93          11261              10678          10626          11206
  12/93          11950              10807          10809          11583
   1/94          12590              11174          11060          11968
   2/94          12831              10871          10857          11776
   3/94          11820              10398          10332          11144
   4/94          11940              10531          10380          11154
   5/94          11770              10703          10537          11119
   6/94          11099              10441          10225          10657
   7/94          11378              10784          10575          10962
   8/94          12209              11225          11163          11570
   9/94          12239              10950          11012          11391
  10/94          12620              11196          11271          11614
  11/94          12070              10789          10910          11161
  12/94          12249              10949          11092          11256
   1/95          12098              11232          11330          11253
   2/95          12750              11670          11804          11708
   3/95          13343              12013          12149          12089
   4/95          13624              12367          12414          12336
   5/95          13996              12860          12846          12658
   6/95          15101              13159          13342          13428
   7/95          16537              13595          13897          14286
   8/95          16677              13629          13912          14404
   9/95          17259              14204          14553          14801
  10/95          16888              14153          14563          14613
  11/95          17089              14773          15129          15099
  12/95          16621              15058          15216          15052
   1/96          16772              15570          15725          15280
   2/96          17666              15715          16013          15730
   3/96          17647              15866          16033          15823
   4/96          18732              16100          16455          16526
   5/96          19324              16514          17030          16980
   6/96          18601              16577          17053          16615
   7/96          17005              15845          16054          15411
   8/96          17980              16180          16468          16087
   9/96          19346              17090          17667          17131
  10/96          19035              17561          17774          17091
  11/96          19979              18887          19108          18066
  12/96          19547              18513          18734          17739
   1/97          20403              19669          20048          18590
   2/97          19559              19824          19913          18077
   3/97          18362              19011          18835          17144
   4/97          18694              20144          20086          17688
   5/97          20535              21376          21535          19188
   6/97          21180              22326          22397          19908
   7/97          23353              24102          24378          21741
   8/97          23082              22753          22951          21146
   9/97          24190              23998          24080          22484
  10/97          22649              23198          23190          21490
  11/97          22398              24271          24175          21626
  12/97          22192              24687          24446          21810
   1/98          21764              24960          25177          21905
   2/98          23814              26759          27071          23728
   3/98          24609              28129          28150          24885
   4/98          25222              28417          28540          25173
   5/98          24069              27929          27730          24217
   6/98          25039              29063          29428          25461
   7/98          24163              28755          29234          24841
   8/98          19683              24601          24846          20242
   9/98          21346              26178          26755          21701
  10/98          22388              28304          28905          22922
  11/98          23736              30019          31104          24517
  12/98          26480              31748          33909          27218
   1/99          26954              33075          35900          28891
   2/99          25250              32047          34260          27385
   3/99          26386              33329          36064          28944
   4/99          27228              34620          36110          29647
   5/99          27114              33803          35000          29074
   6/99          29006              35674          37452          31108
   7/99          28156              34565          36262          30407
   8/99          28018              34394          36854          30103
   9/99          28206              33452          36080          29930
  10/99          30257              35568          38805          32039
  11/99          32853              36291          40898          34608
  12/99          38300              38425          45152          39834
   1/00          37645              36495          43035          39430
   2/00          42576              35805          45139          45734
   3/00          43619              39305          48369          45554
   4/00          40283              38123          46068          41735
   5/00          37874              37342          43748          38920
   6/00          41456              38261          47064          42780
   7/00          41046              37664          45102          41437
   8/00          46439              40002          49185          45925
   9/00          43834              37891          44533          43135
  10/00          40854              37730          42425          40630
  11/00          33124              34757          36172          33975
  12/00          34124              34928          35027          35033
   1/01          35783              36166          37447          35743
   2/01          30229              32871          31090          30511
   3/01          26910              30790          27706          27241
   4/01          29588              33180          31211          30567
   5/01          29289              33403          30751          30402
   6/01          28759              32590          30039          29861
   7/01          27675              32269          29288          28249
   8/01          25306              30251          26893          25811
   9/01          22120              27809          24208          21975
  10/01          23391              28339          25478          23548
  11/01          25738              30512          27926          25816
  12/01          26180              30780          27873          26218
   1/02          25722              30331          27381          25478
   2/02          24624              29746          26245          23896
   3/02          26119              30865          27152          25321
   4/02          24611              28994          24936          23783
   5/02          24154              28781          24333          23093
   6/02          22465              26732          22082          20940
   7/02          20417              24649          20868          18973
   8/02          20368              24810          20931          18829
   9/02          18789              22116          18759          17369
  10/02          20465              24061          20480          18696
  11/02          21296              25476          21593          19866
  12/02          19801              23980          20101          18399
   1/03          19270              23353          19613          18095
   2/03          19185              23002          19523          17972
   3/03          19450              23225          19887          18258
   4/03          20751              25137          21357          19592
   5/03          21777              26460          22423          21032
   6/03          22053              26798          22732          21275
   7/03          22874              27271          23297          21935
   8/03          23740              27801          23877          22812
   9/03          22945              27507          23621          22372
  10/03          24583              29062          24948          23957
  11/03          25102              29318          25209          24394
  12/03          25625              30854          26081          24909
   1/04          26094              31420          26614          25531
   2/04          26300              31857          26783          25868
   3/04          25856              31376          26286          25790
   4/04          25049              30885          25980          24925
   5/04          25567              31308          26465          25513
   6/04          26158              31916          26795          26060
   7/04          24544              30860          25281          24220
   8/04          24122              30984          25156          23879
   9/04          24834              31319          25395          24800
  10/04          25447              31798          25791          25333
  11/04          26602              33084          26678          26697
  12/04          27326              34209          27724          27715
   1/05          26555              33376          26800          26715
   2/05          27073              34077          27085          27017
   3/05          26410              33475          26591          26446
   4/05          25470              32840          26085          25476
   5/05          26649              33884          27347          27043
   6/05          26710              33933          27246          27189
   7/05          28096              35194          28578          28796
   8/05          28071              34873          28210          28659
   9/05          28854              35155          28340          29121
  10/05          28361              34569          28064          28590
  11/05          29518              35875          29275          30119
  12/05          29736              35888          29183          30244
================================================================================

                                                            SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

AIM V.I. CAPITAL APPRECIATION FUND


=========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES) ADJUSTED TO REFLECT THE HIGHER        THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               RULE 12b-1 FEES APPLICABLE TO SERIES II       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             SHARES. SERIES I AND SERIES II SHARES         SHARES OF THE FUND DIRECTLY.
SERIES I SHARES                              INVEST IN THE SAME PORTFOLIO OF
Inception (5/5/93)                  8.99%    SECURITIES AND WILL HAVE SUBSTANTIALLY           PERFORMANCE FIGURES GIVEN REPRESENT
10 Years                            5.99     SIMILAR PERFORMANCE, EXCEPT TO THE EXTENT     THE FUND AND ARE NOT INTENDED TO REFLECT
 5 Years                           -2.70     THAT EXPENSES BORNE BY EACH CLASS DIFFER.     ACTUAL VARIABLE PRODUCT VALUES. THEY DO
 1 Year                             8.83                                                   NOT REFLECT SALES CHARGES, EXPENSES AND
                                                THE PERFORMANCE DATA QUOTED REPRESENT      FEES ASSESSED IN CONNECTION WITH A
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE         VARIABLE PRODUCT. SALES CHARGES, EXPENSES
10 Years                            5.73%    COMPARABLE FUTURE RESULTS; CURRENT            AND FEES, WHICH ARE DETERMINED BY THE
 5 Years                           -2.94     PERFORMANCE MAY BE LOWER OR HIGHER.           VARIABLE PRODUCT ISSUERS, WILL VARY AND
 1 Year                             8.58     PLEASE CONTACT YOUR VARIABLE PRODUCT          WILL LOWER THE TOTAL RETURN.
                                             ISSUER OR FINANCIAL ADVISOR FOR THE MOST
=========================================    RECENT MONTH-END VARIABLE PRODUCT                PER NASD REQUIREMENTS, THE MOST RECENT
CUMULATIVE TOTAL RETURNS                     PERFORMANCE. PERFORMANCE FIGURES REFLECT      MONTH-END PERFORMANCE DATA AT THE FUND
Six months ended 12/31/05                    FUND EXPENSES, REINVESTED DISTRIBUTIONS       LEVEL, EXCLUDING VARIABLE PRODUCT
                                             AND CHANGES IN NET ASSET VALUE.               CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Series I Shares                    11.34%    INVESTMENT RETURN AND PRINCIPAL VALUE         INFORMATION LINE, 866-702-4402. AS
Shares II Shares                   11.20     WILL FLUCTUATE SO THAT YOU MAY HAVE A         MENTIONED ABOVE, FOR THE MOST RECENT
=========================================    GAIN OR LOSS WHEN YOU SELL SHARES. AIM        MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             V.I. CAPITAL APPRECIATION FUND, A SERIES      PRODUCT CHARGES, PLEASE CONTACT YOUR
RETURNS SINCE AUGUST 21, 2001, THE           PORTFOLIO OF AIM VARIABLE INSURANCE           VARIABLE PRODUCT ISSUER OR FINANCIAL
INCEPTION DATE OF SERIES II SHARES, ARE      FUNDS, IS CURRENTLY OFFERED                   ADVISOR.
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I SHARES
(FOR PERIODS PRIOR TO INCEPTION OF SERIES
II


PRINCIPAL RISKS OF INVESTING IN THE FUND     unmanaged RUSSELL 1000--Registered            OTHER INFORMATION
                                             Trademark-- INDEX, which represents the
The Fund may invest up to 25% of its         performance of the stocks of                  The returns shown in the management's
assets in the securities of non-U.S.         large-capitalization companies; the           discussion of Fund performance are based
issuers. International investing presents    Growth subset measures the performance of     on net asset values calculated for
certain risks not associated with            Russell 1000 companies with higher            shareholder transactions. Generally
investing solely in the United States.       price/book ratios and higher forecasted       accepted accounting principles require
These include risks relating to              growth values.                                adjustments to be made to the net assets
fluctuations in the value of the U.S.                                                      of the Fund at period end for financial
dollar relative to the values of other          The unmanaged Standard & Poor's            reporting purposes, and as such, the net
currencies, the custody arrangements made    Composite Index of 500 Stocks (the S&P        asset values for shareholder transactions
for the Fund's foreign holdings,             500--Registered Trademark-- Index) is an       and the returns based on those net asset
differences in accounting, political         index of common stocks frequently used as     values may differ from the net asset
risks and the lesser degree of public        a general measure of U.S. stock market        values and returns reported in the
information required to be provided by       performance.                                  Financial Highlights. Additionally, the
non-U.S. companies.                                                                        returns and net asset values shown
                                                The Fund is not managed to track the       throughout this report are at the Fund
   Investing in smaller companies            performance of any particular index,          level only and do not include variable
involves greater risk than investing in      including the indexes defined here, and       product issuer charges. If such charges
more established companies, such as          consequently, the performance of the Fund     were included, the total returns would be
business risk, significant stock price       may deviate significantly from the            lower.
fluctuations and illiquidity.                performance of the indexes.
                                                                                              Industry classifications used in this
ABOUT INDEXES USED IN THIS REPORT               A direct investment cannot be made in      report are generally according to the
                                             an index. Unless otherwise indicated,         Global Industry Classification Standard,
The unmanaged LIPPER MULTI-CAP GROWTH        index results include reinvested              which was developed by and is the
FUND INDEX represents an average of the      dividends, and they do not reflect sales      exclusive property and a service mark of
performance of the 30 largest                charges. Performance of an index of funds     Morgan Stanley Capital International Inc.
multi-capitalization growth funds tracked    reflects fund expenses; performance of a      and Standard & Poor's.
by Lipper, Inc., an independent mutual       market index does not.
fund performance monitor.

   The unmanaged RUSSELL 1000--Registered
Trademark-- GROWTH INDEX is
a subset of the

AIM V.I. CAPITAL APPRECIATION FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this              The hypothetical account values and
                                             table, together with the amount you           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       actual ending account balance or expenses
ongoing costs, including management fees;    you paid over the period. Simply divide       you paid for the period. You may use this
distribution and/or service fees (12b-1);    your account value by $1,000 (for             information to compare the ongoing costs
and other Fund expenses. This example is     example, an $8,600 account value divided      of investing in the Fund and other funds.
intended to help you understand your         by $1,000 = 8.6), then multiply the           To do so, compare this 5% hypothetical
ongoing costs (in dollars) of investing      result by the number in the table under       example with the 5% hypothetical examples
in the Fund and to compare these costs       the heading entitled "Actual Expenses         that appear in the shareholder reports of
with ongoing costs of investing in other     Paid During Period" to estimate the           the other funds.
mutual funds. The example is based on an     expenses you paid on your account during
investment of $1,000 invested at the         this period.                                     Please note that the expenses shown in
beginning of the period and held for the                                                   the table are meant to highlight your
entire period July 1, 2005, through          HYPOTHETICAL EXAMPLE FOR COMPARISON           ongoing costs. Therefore, the
December 31, 2005.                           PURPOSES                                      hypothetical information is useful in
                                                                                           comparing ongoing costs, and will not
   The actual and hypothetical expenses      The table below also provides information     help you determine the relative total
in the examples below do not represent       about hypothetical account values and         costs of owning different funds.
the effect of any fees or other expenses     hypothetical expenses based on the Fund's
assessed in connection with a variable       actual expense ratio and an assumed rate
product; if they did, the expenses shown     of return of 5% per year before expenses,
would be higher while the ending account     which is not the Fund's actual return.
values shown would be lower.                 The Fund's actual cumulative total
                                             returns at net asset value after expenses
ACTUAL EXPENSES                              for the six months ended December 31,
                                             2005, appear in the table "Cumulative
The table below provides information         Total Returns" on Page 5.
about actual account values and actual
expenses.

===================================================================================================================================
                                                    ACTUAL                                HYPOTHETICAL
                                                                                (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING              ENDING              EXPENSES              ENDING              EXPENSES         ANNUALIZED
  SHARE         ACCOUNT VALUE         ACCOUNT VALUE         PAID DURING         ACCOUNT VALUE         PAID DURING         EXPENSE
  CLASS           (7/01/05)           (12/31/05)(1)           PERIOD(2)          (12/31/05)            PERIOD(2)           RATIO

Series I          $1,000.00             $1,113.40              $4.79              $1,020.67              $4.58             0.90%
Series II          1,000.00              1,112.00               6.12               1,019.41               5.85             1.15

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
===================================================================================================================================

AIM V.I. CAPITAL APPRECIATION FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      AIM affiliate serves as sub-advisor,
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                although the total management fees paid
the management of AIM V.I. Capital           credentials and experience of the             by such unaffiliated mutual funds were
Appreciation Fund (the "Fund") and, as       officers and employees of AIM who will        higher than the advisory fee rate for the
required by law, determines annually         provide investment advisory services to       Fund; and (iv) was higher than the
whether to approve the continuance of the    the Fund. In reviewing the qualifications     advisory fee rates for three separately
Fund's advisory agreement with A I M         of AIM to provide investment advisory         managed wrap accounts managed by an AIM
Advisors, Inc. ("AIM"). Based upon the       services, the Board reviewed the              affiliate with investment strategies
recommendation of the Investments            qualifications of AIM's investment            comparable to those of the Fund. The
Committee of the Board, which is             personnel and considered such issues as       Board noted that AIM has agreed to waive
comprised solely of independent trustees,    AIM's portfolio and product review            advisory fees of the Fund and to limit
at a meeting held on June 30, 2005, the      process, various back office support          the Fund's total operating expenses, as
Board, including all of the independent      functions provided by AIM and AIM's           discussed below. Based on this review,
trustees, approved the continuance of the    equity and fixed income trading               the Board concluded that the advisory fee
advisory agreement (the "Advisory            operations. Based on the review of these      rate for the Fund under the Advisory
Agreement") between the Fund and AIM for     and other factors, the Board concluded        Agreement was fair and reasonable.
another year, effective July 1, 2005.        that the quality of services to be
                                             provided by AIM was appropriate and that      o Fees relative to those of comparable
   The Board considered the factors          AIM currently is providing satisfactory       funds with other advisors. The Board
discussed below in evaluating the            services in accordance with the terms of      reviewed the advisory fee rate for the
fairness and reasonableness of the           the Advisory Agreement.                       Fund under the Advisory Agreement. The
Advisory Agreement at the meeting on June                                                  Board compared effective contractual
30, 2005 and as part of the Board's          o The performance of the Fund relative to     advisory fee rates at a common asset
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the      level and noted that the Fund's rate was
deliberations, the Board and the             performance of the Fund during the past       above the median rate of the funds
independent trustees did not identify any    one, three and five calendar years            advised by other advisors with investment
particular factor that was controlling,      against the performance of funds advised      strategies comparable to those of the
and each trustee attributed different        by other advisors with investment             Fund that the Board reviewed. The Board
weights to the various factors.              strategies comparable to those of the         noted that AIM has agreed to waive
                                             Fund. The Board noted that the Fund's         advisory fees of the Fund and to limit
   One of the responsibilities of the        performance was below the median              the Fund's total operating expenses, as
Senior Officer of the Fund, who is           performance of such comparable funds for      discussed below. Based on this review,
independent of AIM and AIM's affiliates,     the one year period and above such median     the Board concluded that the advisory fee
is to manage the process by which the        performance for the three and five year       rate for the Fund under the Advisory
Fund's proposed management fees are          periods. Based on this review, the Board      Agreement was fair and reasonable.
negotiated to ensure that they are           concluded that no changes should be made
negotiated in a manner which is at arm's     to the Fund and that it was not necessary     o Expense limitations and fee waivers.
length and reasonable. To that end, the      to change the Fund's portfolio management     The Board noted that AIM has
Senior Officer must either supervise a       team at this time.                            contractually agreed to waive advisory
competitive bidding process or prepare an                                                  fees of the Fund through June 30, 2006 to
independent written evaluation. The          o The performance of the Fund relative to     the extent necessary so that the advisory
Senior Officer has recommended an            indices. The Board reviewed the               fees payable by the Fund do not exceed a
independent written evaluation in lieu of    performance of the Fund during the past       specified maximum advisory fee rate,
a competitive bidding process and, upon      one, three and five calendar years            which maximum rate includes breakpoints
the direction of the Board, has prepared     against the performance of the Lipper         and is based on net asset levels. The
such an independent written evaluation.      Multi-Cap Growth Index. The Board noted       Board considered the contractual nature
Such written evaluation also considered      that the Fund's performance was below the     of this fee waiver and noted that it
certain of the factors discussed below.      performance of such Index for the one and     remains in effect until June 30, 2006.
In addition, as discussed below, the         three year periods and above such Index       The Board noted that AIM has
Senior Officer made certain                  for the five year period. Based on this       contractually agreed to waive fees and/or
recommendations to the Board in              review, the Board concluded that no           limit expenses of the Fund through April
connection with such written evaluation.     changes should be made to the Fund and        30, 2006 in an amount necessary to limit
                                             that it was not necessary to change the       total annual operating expenses to a
   The discussion below serves as a          Fund's portfolio management team at this      specified percentage of average daily net
summary of the Senior Officer's              time.                                         assets for each class of the Fund. The
independent written evaluation and                                                         Board considered the contractual nature
recommendations to the Board in              o Meeting with the Fund's portfolio           of this fee waiver/expense limitation and
connection therewith, as well as a           managers and investment personnel. With       noted that it remains in effect until
discussion of the material factors and       respect to the Fund, the Board is meeting     April 30, 2006. The Board considered the
the conclusions with respect thereto that    periodically with such Fund's portfolio       effect these fee waivers/expense
formed the basis for the Board's approval    managers and/or other investment              limitations would have on the Fund's
of the Advisory Agreement. After             personnel and believes that such              estimated expenses and concluded that the
consideration of all of the factors below    individuals are competent and able to         levels of fee waivers/expense limitations
and based on its informed business           continue to carry out their                   for the Fund were fair and reasonable.
judgment, the Board determined that the      responsibilities under the Advisory
Advisory Agreement is in the best            Agreement.                                    o Breakpoints and economies of scale. The
interests of the Fund and its                                                              Board reviewed the structure of the
shareholders and that the compensation to    o Overall performance of AIM. The Board       Fund's advisory fee under the Advisory
AIM under the Advisory Agreement is fair     considered the overall performance of AIM     Agreement, noting that it includes one
and reasonable and would have been           in providing investment advisory and          breakpoint. The Board reviewed the level
obtained through arm's length                portfolio administrative services to the      of the Fund's advisory fees, and noted
negotiations.                                Fund and concluded that such performance      that such fees, as a percentage of the
                                             was satisfactory.                             Fund's net assets, have decreased as net
o The nature and extent of the advisory                                                    assets increased because the Advisory
services to be provided by AIM. The Board    o Fees relative to those of clients of        Agreement includes a breakpoint. The
reviewed the services to be provided by      AIM with comparable investment                Board noted that AIM has contractually
AIM under the Advisory Agreement. Based      strategies. The Board reviewed the            agreed to waive advisory fees of the Fund
on such review, the Board concluded that     advisory fee rate for the Fund under the      through June 30, 2006 to the extent
the range of services to be provided by      Advisory Agreement. The Board noted that      necessary so that the advisory fees
AIM under the Advisory Agreement was         this rate (i) was comparable to the           payable by the Fund do not exceed a
appropriate and that AIM currently is        advisory fee rates for a mutual fund          specified maximum advisory fee rate,
providing services in accordance with the    advised by AIM with investment strategies     which maximum rate includes breakpoints
terms of the Advisory Agreement.             comparable to those of the Fund; (ii) was     and is based on net asset levels. The
                                             lower than the advisory fee rates for an      Board concluded that the Fund's
                                             offshore fund advised by an AIM affiliate
                                             with investment strategies comparable to
                                             those of the Fund; (iii) was higher than
                                             the sub-advisory fee rates for three
                                             unaffiliated mutual funds for which an

                                                                                                                         (continued)

AIM V.I. CAPITAL APPRECIATION FUND


fee levels under the Advisory Agreement      o Benefits of soft dollars to AIM. The
therefore reflect economies of scale and     Board considered the benefits realized by
that it was not necessary to change the      AIM as a result of brokerage transactions
advisory fee breakpoints in the Fund's       executed through "soft dollar"
advisory fee schedule.                       arrangements. Under these arrangements,
                                             brokerage commissions paid by the Fund
o Investments in affiliated money market     and/or other funds advised by AIM are
funds. The Board also took into account      used to pay for research and execution
the fact that uninvested cash and cash       services. This research is used by AIM in
collateral from securities lending           making investment decisions for the Fund.
arrangements (collectively, "cash            The Board concluded that such
balances") of the Fund may be invested in    arrangements were appropriate.
money market funds advised by AIM
pursuant to the terms of an SEC exemptive    o AIM's financial soundness in light of
order. The Board found that the Fund may     the Fund's needs. The Board considered
realize certain benefits upon investing      whether AIM is financially sound and has
cash balances in AIM advised money market    the resources necessary to perform its
funds, including a higher net return,        obligations under the Advisory Agreement,
increased liquidity, increased               and concluded that AIM has the financial
diversification or decreased transaction     resources necessary to fulfill its
costs. The Board also found that the Fund    obligations under the Advisory Agreement.
will not receive reduced services if it
invests its cash balances in such money      o Historical relationship between the
market funds. The Board noted that, to       Fund and AIM. In determining whether to
the extent the Fund invests in affiliated    continue the Advisory Agreement for the
money market funds, AIM has voluntarily      Fund, the Board also considered the prior
agreed to waive a portion of the advisory    relationship between AIM and the Fund, as
fees it receives from the Fund               well as the Board's knowledge of AIM's
attributable to such investment. The         operations, and concluded that it was
Board further determined that the            beneficial to maintain the current
proposed securities lending program and      relationship, in part, because of such
related procedures with respect to the       knowledge. The Board also reviewed the
lending Fund is in the best interests of     general nature of the non-investment
the lending Fund and its respective          advisory services currently performed by
shareholders. The Board therefore            AIM and its affiliates, such as
concluded that the investment of cash        administrative, transfer agency and
collateral received in connection with       distribution services, and the fees
the securities lending program in the        received by AIM and its affiliates for
money market funds according to the          performing such services. In addition to
procedures is in the best interests of       reviewing such services, the trustees
the lending Fund and its respective          also considered the organizational
shareholders.                                structure employed by AIM and its
                                             affiliates to provide those services.
o Independent written evaluation and         Based on the review of these and other
recommendations of the Fund's Senior         factors, the Board concluded that AIM and
Officer. The Board noted that, upon their    its affiliates were qualified to continue
direction, the Senior Officer of the         to provide non-investment advisory
Fund, who is independent of AIM and AIM's    services to the Fund, including
affiliates, had prepared an independent      administrative, transfer agency and
written evaluation in order to assist the    distribution services, and that AIM and
Board in determining the reasonableness      its affiliates currently are providing
of the proposed management fees of the       satisfactory non-investment advisory
AIM Funds, including the Fund. The Board     services.
noted that the Senior Officer's written
evaluation had been relied upon by the       o Other factors and current trends. In
Board in this regard in lieu of a            determining whether to continue the
competitive bidding process. In              Advisory Agreement for the Fund, the
determining whether to continue the          Board considered the fact that AIM, along
Advisory Agreement for the Fund, the         with others in the mutual fund industry,
Board considered the Senior Officer's        is subject to regulatory inquiries and
written evaluation and the recommendation    litigation related to a wide range of
made by the Senior Officer to the Board      issues. The Board also considered the
that the Board consider implementing a       governance and compliance reforms being
process to assist them in more closely       undertaken by AIM and its affiliates,
monitoring the performance of the AIM        including maintaining an internal
Funds. The Board concluded that it would     controls committee and retaining an
be advisable to implement such a process     independent compliance consultant, and
as soon as reasonably practicable.           the fact that AIM has undertaken to cause
                                             the Fund to operate in accordance with
o Profitability of AIM and its               certain governance policies and
affiliates. The Board reviewed               practices. The Board concluded that these
information concerning the profitability     actions indicated a good faith effort on
of AIM's (and its affiliates') investment    the part of AIM to adhere to the highest
advisory and other activities and its        ethical standards, and determined that
financial condition. The Board considered    the current regulatory and litigation
the overall profitability of AIM, as well    environment to which AIM is subject
as the profitability of AIM in connection    should not prevent the Board from
with managing the Fund. The Board noted      continuing the Advisory Agreement for the
that AIM's operations remain profitable,     Fund.
although increased expenses in recent
years have reduced AIM's profitability.
Based on the review of the profitability
of AIM's and its affiliates' investment
advisory and other activities and its
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-85.40%

AEROSPACE & DEFENSE-1.78%

Boeing Co. (The)                                  172,650   $   12,126,936
--------------------------------------------------------------------------
General Dynamics Corp.                             75,000        8,553,750
==========================================================================
                                                                20,680,686
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.50%

Coach, Inc.(a)                                    174,117        5,805,061
==========================================================================

APPLICATION SOFTWARE-0.77%

Amdocs Ltd.(a)                                    324,374        8,920,285
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.51%

Franklin Resources, Inc.                           62,782        5,902,136
==========================================================================

BIOTECHNOLOGY-5.27%

Amgen Inc.(a)                                     310,000       24,446,600
--------------------------------------------------------------------------
Genentech, Inc.(a)                                 64,665        5,981,513
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  155,000       10,970,900
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          257,532       13,553,909
--------------------------------------------------------------------------
Protein Design Labs, Inc.(a)(b)                   221,811        6,303,869
==========================================================================
                                                                61,256,791
==========================================================================

COMMUNICATIONS EQUIPMENT-2.53%

Cisco Systems, Inc.(a)                            456,041        7,807,422
--------------------------------------------------------------------------
QUALCOMM Inc.                                     481,329       20,735,653
--------------------------------------------------------------------------
Redback Networks Inc.(a)                           57,262          805,104
==========================================================================
                                                                29,348,179
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.51%

Best Buy Co., Inc.                                135,000        5,869,800
==========================================================================

COMPUTER HARDWARE-3.43%

Apple Computer, Inc.(a)                           432,151       31,067,335
--------------------------------------------------------------------------
Dell Inc.(a)                                      292,983        8,786,560
==========================================================================
                                                                39,853,895
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.22%

EMC Corp.(a)                                    1,039,252       14,154,612
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.98%

Caterpillar Inc.                                  197,834       11,428,870
==========================================================================

CONSUMER ELECTRONICS-1.63%

Garmin Ltd.(b)                                    104,637        6,942,665
--------------------------------------------------------------------------
Harman International Industries, Inc.(b)          122,981       12,033,691
==========================================================================
                                                                18,976,356
==========================================================================

CONSUMER FINANCE-1.49%

American Express Co.                              113,137        5,822,030
--------------------------------------------------------------------------
SLM Corp.                                         209,273       11,528,850
==========================================================================
                                                                17,350,880
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-1.28%

Iron Mountain Inc.(a)                             163,490   $    6,902,548
--------------------------------------------------------------------------
Paychex, Inc.                                     209,273        7,977,487
==========================================================================
                                                                14,880,035
==========================================================================

DEPARTMENT STORES-1.35%

Federated Department Stores, Inc.                 135,000        8,954,550
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             120,332        6,690,459
==========================================================================
                                                                15,645,009
==========================================================================

DIVERSIFIED BANKS-1.02%

Bank of America Corp.                             257,181       11,868,903
==========================================================================

DIVERSIFIED CHEMICALS-0.79%

Dow Chemical Co. (The)                            209,273        9,170,343
==========================================================================

DIVERSIFIED METALS & MINING-1.04%

Phelps Dodge Corp.                                 83,709       12,043,214
==========================================================================

DRUG RETAIL-0.06%

CVS Corp.                                          28,103          742,481
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.25%

Emerson Electric Co.                              106,834        7,980,500
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         109,868        6,499,791
==========================================================================
                                                                14,480,291
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.60%

Agilent Technologies, Inc.(a)                     209,273        6,966,698
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.77%

Monsanto Co.                                      116,000        8,993,480
==========================================================================

FOOTWEAR-0.55%

NIKE, Inc.-Class B                                 73,067        6,341,485
==========================================================================

GENERAL MERCHANDISE STORES-0.97%

Target Corp.                                      205,000       11,268,850
==========================================================================

HEALTH CARE EQUIPMENT-3.24%

Medtronic, Inc.                                   250,291       14,409,253
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         245,143       12,306,179
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   217,833       10,965,713
==========================================================================
                                                                37,681,145
==========================================================================

HEALTH CARE SERVICES-1.45%

Caremark Rx, Inc.(a)                              324,393       16,800,313
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.86%

Electronic Arts Inc.(a)                           190,267        9,952,867
==========================================================================

HOME IMPROVEMENT RETAIL-0.95%

Home Depot, Inc. (The)                            271,773       11,001,371
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-1.68%

Procter & Gamble Co. (The)                        338,175   $   19,573,569
==========================================================================

HOUSEWARES & SPECIALTIES-0.39%

Jarden Corp.(a)                                   151,868        4,578,820
==========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.99%

Robert Half International Inc.(b)                 303,446       11,497,569
==========================================================================

INDUSTRIAL CONGLOMERATES-1.04%

Textron Inc.                                      156,955       12,082,396
==========================================================================

INDUSTRIAL GASES-0.48%

Air Products and Chemicals, Inc.                   95,000        5,623,050
==========================================================================

INDUSTRIAL MACHINERY-2.91%

Eaton Corp.                                       104,637        7,020,096
--------------------------------------------------------------------------
Illinois Tool Works Inc.                           76,029        6,689,792
--------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                   293,832       11,861,998
--------------------------------------------------------------------------
Parker Hannifin Corp.                             125,564        8,282,201
==========================================================================
                                                                33,854,087
==========================================================================

INTEGRATED OIL & GAS-1.96%

ConocoPhillips                                    230,201       13,393,094
--------------------------------------------------------------------------
Occidental Petroleum Corp.                        117,483        9,384,542
==========================================================================
                                                                22,777,636
==========================================================================

INTERNET RETAIL-1.48%

eBay Inc.(a)                                      397,619       17,197,022
==========================================================================

INTERNET SOFTWARE & SERVICES-3.11%

Google Inc.-Class A(a)                             41,669       17,286,801
--------------------------------------------------------------------------
Yahoo! Inc.(a)(b)                                 481,329       18,858,470
==========================================================================
                                                                36,145,271
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.18%

Goldman Sachs Group, Inc. (The)                   115,100       14,699,421
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         166,875       11,302,444
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                      750,502       11,009,864
==========================================================================
                                                                37,011,729
==========================================================================

MANAGED HEALTH CARE-5.06%

Aetna Inc.                                        173,027       16,318,176
--------------------------------------------------------------------------
CIGNA Corp.                                        76,175        8,508,748
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           304,164       18,900,751
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                189,109       15,089,007
==========================================================================
                                                                58,816,682
==========================================================================

MOVIES & ENTERTAINMENT-0.38%

Pixar(a)                                           83,709        4,413,139
==========================================================================

OIL & GAS DRILLING-1.50%

ENSCO International Inc.                          222,248        9,856,699
--------------------------------------------------------------------------
GlobalSantaFe Corp.                               156,955        7,557,383
==========================================================================
                                                                17,414,082
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-1.66%

Baker Hughes Inc.                                 154,862   $    9,412,512
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    156,955        9,841,079
==========================================================================
                                                                19,253,591
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.89%

Apache Corp.                                      125,564        8,603,645
--------------------------------------------------------------------------
Devon Energy Corp.                                167,419       10,470,384
--------------------------------------------------------------------------
Newfield Exploration Co.(a)                       125,564        6,286,990
--------------------------------------------------------------------------
XTO Energy, Inc.                                  188,485        8,282,031
==========================================================================
                                                                33,643,050
==========================================================================

OIL & GAS REFINING & MARKETING-1.72%

Sunoco, Inc.                                       62,782        4,920,853
--------------------------------------------------------------------------
Valero Energy Corp.                               292,982       15,117,871
==========================================================================
                                                                20,038,724
==========================================================================

PACKAGED FOODS & MEATS-0.45%

Kellogg Co.                                       120,789        5,220,501
==========================================================================

PHARMACEUTICALS-2.84%

Johnson & Johnson                                 354,948       21,332,375
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)           171,140        5,485,037
--------------------------------------------------------------------------
Wyeth                                             134,521        6,197,382
==========================================================================
                                                                33,014,794
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.97%

Allstate Corp. (The)                              209,273       11,315,391
==========================================================================

RAILROADS-1.14%

Burlington Northern Santa Fe Corp.                186,253       13,190,437
==========================================================================

RESTAURANTS-0.49%

Brinker International, Inc.                       148,317        5,733,935
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.58%

KLA-Tencor Corp.                                  136,028        6,710,261
==========================================================================

SEMICONDUCTORS-4.29%

Analog Devices, Inc.                              468,547       16,806,781
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           340,000        8,557,800
--------------------------------------------------------------------------
Microchip Technology Inc.                         627,831       20,184,767
--------------------------------------------------------------------------
NVIDIA Corp.(a)                                   116,229        4,249,332
==========================================================================
                                                                49,798,680
==========================================================================

SOFT DRINKS-0.64%

PepsiCo, Inc.                                     125,564        7,418,321
==========================================================================

SPECIALIZED FINANCE-0.35%

Chicago Mercantile Exchange Holdings Inc.          11,019        4,049,372
==========================================================================

SPECIALTY CHEMICALS-0.35%

Rohm and Haas Co.                                  85,000        4,115,700
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

SPECIALTY STORES-2.69%

Office Depot, Inc.(a)(b)                          641,172   $   20,132,801
--------------------------------------------------------------------------
Tiffany & Co.                                     289,882       11,099,582
==========================================================================
                                                                31,232,383
==========================================================================

STEEL-1.52%

Nucor Corp.                                        94,173        6,283,223
--------------------------------------------------------------------------
United States Steel Corp.(b)                      237,483       11,415,808
==========================================================================
                                                                17,699,031
==========================================================================

SYSTEMS SOFTWARE-1.86%

McAfee Inc.(a)                                    292,983        7,948,629
--------------------------------------------------------------------------
Microsoft Corp.                                   523,183       13,681,235
==========================================================================
                                                                21,629,864
==========================================================================
    Total Domestic Common Stocks (Cost
      $769,098,154)                                            992,433,123
==========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.70%

AUSTRALIA-0.43%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(c)                                      300,000        5,011,730
==========================================================================

BRAZIL-0.57%

Companhia Vale do Rio Doce-ADR (Steel)(b)         161,394        6,639,749
==========================================================================

CANADA-0.28%

Shoppers Drug Mart Corp. (Drug Retail)(b)          87,200        3,294,189
==========================================================================

FINLAND-0.76%

Nokia Oyj-ADR (Communications Equipment)          485,000        8,875,500
==========================================================================

ISRAEL-0.81%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               217,494        9,354,417
==========================================================================

JAPAN-2.88%

Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)                                428,000        7,165,550
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(c)                       288,000        5,575,167
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.-ADR
  (Consumer Electronics)                           34,500          668,610
--------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty
  Insurance)(c)                                       380        6,599,731
--------------------------------------------------------------------------
Mitsui O.S.K. Lines, Ltd. (Marine)(c)           1,140,000       10,034,592
--------------------------------------------------------------------------

                                                 SHARES         VALUE
--------------------------------------------------------------------------
JAPAN-(CONTINUED)

Mitsui Sumitomo Insurance Co., Ltd. (Property
  & Casualty Insurance)(c)                        278,000   $    3,440,199
==========================================================================
                                                                33,483,849
==========================================================================

SINGAPORE-1.18%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             243,576       13,662,178
==========================================================================

SOUTH KOREA-1.13%

Kookmin Bank (Diversified Banks)(a)(c)            100,000        7,479,450
--------------------------------------------------------------------------
POSCO-ADR (Steel)(b)                              114,263        5,657,161
==========================================================================
                                                                13,136,611
==========================================================================

SWITZERLAND-3.38%

ABB Ltd. (Heavy Electrical Equipment)(a)(c)       650,000        6,314,387
--------------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)                141,762       18,372,355
--------------------------------------------------------------------------
Roche Holding Ltd. (Pharmaceuticals)               97,000       14,564,764
==========================================================================
                                                                39,251,506
==========================================================================

UNITED KINGDOM-0.28%

Rio Tinto PLC (Diversified Metals &
  Mining)(c)                                       72,000        3,287,438
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $110,861,788)                            135,997,167
==========================================================================

MONEY MARKET FUNDS-2.43%

Liquid Assets Portfolio-Institutional
  Class(d)                                     14,102,149       14,102,149
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    14,102,149       14,102,149
==========================================================================
    Total Money Market Funds (Cost
      $28,204,298)                                              28,204,298
==========================================================================
TOTAL INVESTMENTS-99.53% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $908,164,240)                1,156,634,588
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.69%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  66,155,830       66,155,830
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $66,155,830)                                        66,155,830
==========================================================================
TOTAL INVESTMENTS-105.22% (Cost $974,320,070)                1,222,790,418
==========================================================================
OTHER ASSETS LESS LIABILITIES-(5.22%)                          (60,701,792)
==========================================================================
NET ASSETS-100.00%                                          $1,162,088,626
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $54,908,244, which represented 4.72% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $879,959,942)*     $1,128,430,290
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $94,360,128)                               94,360,128
-------------------------------------------------------------
    Total investments (cost $974,320,070)       1,222,790,418
=============================================================
Foreign currencies, at value (cost $287,912)          288,445
-------------------------------------------------------------
Receivables for:
  Investments sold                                  8,466,476
-------------------------------------------------------------
  Fund shares sold                                    671,885
-------------------------------------------------------------
  Dividends                                           747,425
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 75,936
-------------------------------------------------------------
Other assets                                              364
=============================================================
    Total assets                                1,233,040,949
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             2,650,118
-------------------------------------------------------------
  Fund shares reacquired                            1,085,400
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  134,755
-------------------------------------------------------------
  Collateral upon return of securities loaned      66,155,830
-------------------------------------------------------------
Accrued administrative services fees                  713,655
-------------------------------------------------------------
Accrued distribution fees -- Series II                210,907
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              1,658
=============================================================
    Total liabilities                              70,952,323
=============================================================
Net assets applicable to shares outstanding    $1,162,088,626
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,236,662,964
-------------------------------------------------------------
Undistributed net investment income                   574,433
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (323,633,694)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               248,484,923
=============================================================
                                               $1,162,088,626
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $  822,898,843
_____________________________________________________________
=============================================================
Series II                                      $  339,189,783
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           33,350,129
_____________________________________________________________
=============================================================
Series II                                          13,886,595
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        24.67
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        24.43
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $70,554)                                       $ 9,514,819
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $77,239, less compensation to counterparties
  of $1,012,170)                                   1,069,908
------------------------------------------------------------
Interest                                               3,048
============================================================
    Total investment income                       10,587,775
============================================================

EXPENSES:

Advisory fees                                      6,447,166
------------------------------------------------------------
Administrative services fees                       2,660,779
------------------------------------------------------------
Custodian fees                                       102,102
------------------------------------------------------------
Distribution fees--Series II                         562,106
------------------------------------------------------------
Transfer agent fees                                   43,487
------------------------------------------------------------
Trustees' and officer's fees and benefits             47,077
------------------------------------------------------------
Other                                                125,182
============================================================
    Total expenses                                 9,987,899
============================================================
Less: Fees waived                                     (8,070)
------------------------------------------------------------
    Net expenses                                   9,979,829
============================================================
Net investment income                                607,946
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $958,350)    99,386,061
------------------------------------------------------------
  Foreign currencies                                  66,549
============================================================
                                                  99,452,610
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (5,869,085)
------------------------------------------------------------
  Foreign currencies                                  14,507
============================================================
                                                  (5,854,578)
============================================================
Net gain from investment securities and foreign
  currencies                                      93,598,032
============================================================
Net increase in net assets resulting from
  operations                                     $94,205,978
____________________________________________________________
============================================================

* At December 31, 2005, securities with an aggregate value of $64,002,947 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $      607,946    $      647,415
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts written                       99,452,610        53,272,992
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                  (5,854,578)        5,399,330
==============================================================================================
    Net increase in net assets resulting from operations          94,205,978        59,319,737
==============================================================================================
Distributions to shareholders from net investment
  income-Series I                                                   (505,822)               --
==============================================================================================
Share transactions-net:
  Series I                                                      (131,492,019)     (103,365,150)
----------------------------------------------------------------------------------------------
  Series II                                                      175,908,989        58,730,811
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           44,416,970       (44,634,339)
==============================================================================================
    Net increase in net assets                                   138,117,126        14,685,398
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,023,971,500     1,009,286,102
==============================================================================================
  End of year (including undistributed net investment income
    of $574,433 and $405,760, respectively)                   $1,162,088,626    $1,023,971,500
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                       AIM V.I. CAPITAL APPRECIATION FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument

                       AIM V.I. CAPITAL APPRECIATION FUND
     may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

    The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
------------------------------------------------------------------
First $250 million                                            0.65%
------------------------------------------------------------------
Over $250 million                                             0.60%
 _________________________________________________________________
==================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $8,070.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $252,350 for accounting and fund administrative services and reimbursed $2,408,429 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $43,487.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $562,106.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        CHANGE IN
                                                                        UNREALIZED                                 REALIZED
                         VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND      GAIN
FUND                   12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME      (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Intuitional
  Class               $11,214,768    $262,270,550    $(259,383,169)       $   --        $14,102,149    $494,774     $   --
---------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Intuitional
  Class               11,214,768      262,270,550     (259,383,169)           --        14,102,149     497,895          --
===========================================================================================================================
  Subtotal            $22,429,536    $524,541,100    $(518,766,338)       $   --        $28,204,298    $992,669     $   --
___________________________________________________________________________________________________________________________
===========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                        CHANGE IN
                                                                        UNREALIZED                                   REALIZED
                         VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE        DIVIDEND       GAIN
FUND                   12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME*       (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Intuitional
  Class               $       --     $225,394,632    $(159,238,802)       $   --        $66,155,830    $   39,893     $   --
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Intuitional
  Class               30,500,985      201,445,719     (231,946,704)           --                --         37,346         --
=============================================================================================================================
  Subtotal            $30,500,985    $426,840,351    $(391,185,506)       $   --        $66,155,830    $   77,239     $   --
=============================================================================================================================
  Total               $52,930,521    $951,381,451    $(909,951,844)       $   --        $94,360,128    $1,069,908     $   --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $10,336,225 and sales of $10,192,725, which resulted in net realized gains of $958,350.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $7,796 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties

                       AIM V.I. CAPITAL APPRECIATION FUND
to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $64,002,947 were on loan to brokers. The loans were secured by cash collateral of $66,155,830 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $77,239 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                2005       2004
--------------------------------------------------------------------------------
Distributions paid from ordinary income                       $505,822    $   --
________________________________________________________________________________
================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      689,959
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             240,830,443
------------------------------------------------------------------------------
Temporary book/tax differences                                        (115,526)
------------------------------------------------------------------------------
Capital loss carryforward                                         (315,979,214)
------------------------------------------------------------------------------
Shares of beneficial interest                                    1,236,662,964
==============================================================================
Total net assets                                                $1,162,088,626
______________________________________________________________________________
==============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales and certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $14,575.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                       AIM V.I. CAPITAL APPRECIATION FUND

    The Fund utilized $97,991,994 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $103,221,919
-----------------------------------------------------------------------------
December 31, 2010                                                156,444,344
-----------------------------------------------------------------------------
December 31, 2011                                                 56,312,951
=============================================================================
Total capital loss carryforward                                 $315,979,214
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $1,029,636,052 and $998,129,657, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $251,413,149
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,597,281)
==============================================================================
Net unrealized appreciation of investment securities             $240,815,868
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $981,974,550.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income was increased by $66,549 and undistributed net realized gain (loss) was decreased by $66,549. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      7,080,254    $ 158,159,074      6,397,229    $ 136,561,015
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                     8,650,154      194,868,060      3,114,855       66,251,744
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         17,427          439,171             --               --
==========================================================================================================================
Reacquired:
  Series I                                                    (12,847,505)    (290,090,264)   (11,416,993)    (239,926,165)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (851,863)     (18,959,071)      (357,082)      (7,520,933)
==========================================================================================================================
                                                                2,048,467    $  44,416,970     (2,261,991)   $ (44,634,339)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 50% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 12--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, Plans of Reorganization pursuant to which the Fund would acquire all of the assets of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund ("Selling Funds"), each series of the Trust (the "Reorganizations"). Upon closing of the Reorganizations, shareholders of Selling Funds will receive a corresponding class of shares of the Fund in exchange for their shares of Selling Funds, and Selling Funds will cease operations.

    The Plans of Reorganization require approval of each Selling Fund's shareholders, respectively. The Selling Funds currently intend to submit the Plans of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plans of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plans of Reorganization are approved by the shareholders of Selling Funds and certain conditions required by the Plans of Reorganization are satisfied, the Reorganizations are expected to become effective on or around May 1, 2006.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                                    ----------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------
                                                      2005           2004           2003           2002            2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  22.69       $  21.28       $  16.43       $  21.72       $    30.84
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.03           0.02(a)       (0.04)(b)      (0.05)(b)        (0.05)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.97           1.39           4.89          (5.24)           (7.17)
==========================================================================================================================
    Total from investment operations                    2.00           1.41           4.85          (5.29)           (7.22)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.02)            --             --             --               --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --             --             --             --            (1.90)
==========================================================================================================================
    Total distributions                                (0.02)            --             --             --            (1.90)
==========================================================================================================================
Net asset value, end of period                      $  24.67       $  22.69       $  21.28       $  16.43       $    21.72
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                         8.79%          6.62%         29.52%       (24.35)%         (23.28)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $822,899       $886,990       $938,820       $763,038       $1,160,236
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                 0.89%(d)       0.91%          0.85%          0.85%            0.85%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.11%(d)       0.09%(a)      (0.23)%        (0.27)%          (0.22)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                   97%            74%            61%            67%              65%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $828,851,813.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                       SERIES II
                                                      ---------------------------------------------------------------------------
                                                                                                                  AUGUST 21, 2001
                                                                                                                    (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                      -----------------------------------------------------        DECEMBER 31,
                                                        2005            2004           2003          2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  22.50       $    21.16       $ 16.38       $ 21.70          $  23.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.03)           (0.02)(a)     (0.09)(b)     (0.09)(b)         (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.96             1.36          4.87         (5.23)             0.45
=================================================================================================================================
    Total from investment operations                      1.93             1.34          4.78         (5.32)             0.41
=================================================================================================================================
Less distributions from net realized gains                  --               --            --            --             (1.90)
=================================================================================================================================
Net asset value, end of period                        $  24.43       $    22.50       $ 21.16       $ 16.38          $  21.70
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           8.58%            6.33%        29.18%       (24.52)%            1.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $339,190       $  136,982       $70,466       $23,893          $  3,527
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.14%(d)         1.16%         1.10%         1.10%             1.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (0.14)%(d)       (0.16)%(a)     (0.48)%       (0.52)%          (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     97%              74%           61%           67%               65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $224,842,465.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

                       AIM V.I. CAPITAL APPRECIATION FUND

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

                       AIM V.I. CAPITAL APPRECIATION FUND

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Appreciation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                       AIM V.I. CAPITAL APPRECIATION FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

                       AIM V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL APPRECIATION FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                       AIM V.I. CAPITAL APPRECIATION FUND

                                               AIM V.I. CAPITAL DEVELOPMENT FUND
                               Annual Report to Shareholders o December 31, 2005

                              AIM V.I. CAPITAL DEVELOPMENT FUND seeks to provide
                                                    long-term growth of capital.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.

================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CAPITAL DEVELOPMENT FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               o a stock's price reaches our valuation
=======================================================================================   target
PERFORMANCE SUMMARY
                                                                                          o a company moves into the large
Your Fund's focus on mid-cap stocks, the     ==========================================   capitalization range
best-performing domestic equity category     FUND VS. INDEXES
for the year, helped it post solid gains                                                  o we find a more attractive investment
for the year ended December 31, 2005.        TOTAL RETURNS 12/31/04-12/31/05, EXCLUDING   option
                                             VARIABLE PRODUCT ISSUER CHARGES. IF
   The Fund outperformed the large-cap       VARIABLE PRODUCT ISSUER CHARGES WERE         MARKET CONDITIONS AND YOUR FUND
oriented S&P 500 Index, largely due to       INCLUDED, RETURNS WOULD BE LOWER.
strong returns by investments in the                                                      While higher gasoline prices, rising
health care, telecommunication services and  Series I Shares                       9.61%  short-term interest rates and the ongoing
consumer discretionary sectors. However,                                                  concern of a housing bubble seemed to
the Fund underperformed the                  Series II Shares                      9.27   dominate the popular press, the U.S.
Russell Midcap Growth Index, as many of the                                               economy continued its expansion and
Fund's industrials and financials holdings   Standard & Poor's Composite Index            inflation remained low. Against this
underperformed those of the index.           of 500 stocks (S&P 500 Index)                diverse backdrop, equity markets delivered
                                             (Broad Market Index)                  4.91   single-digit gains during 2005.
   For long-term performance, please see
Pages 4 and 5.                               Russell Midcap Growth Index                     In this environment, holdings in the
                                             (Style-specific Index)               12.10   energy, health care, telecommunication
                                                                                          services and consumer discretionary
                                             Russell Midcap Index                         sectors were the leading contributors to
                                             (Former Style-specific Index)        12.65   Fund returns during the year. Positive
                                                                                          performance was broad-based, as
                                             Lipper Mid-Cap Growth Fund Index             significant detractors to Fund returns
                                             (Peer Group Index)                    9.58   were concentrated in the industrials
                                                                                          sector.
                                             Lipper Mid-Cap Core Fund Index
                                             (Former Peer Group Index)             9.46      The energy sector was the leading
                                                                                          contributor to Fund returns during the
                                             SOURCE: LIPPER, INC.                         year. Oil services holdings
                                             ==========================================   NATIONAL-OILWELL VARCO, and GRANT PRIDECO
                                                                                          benefited from strong demand for their
=======================================================================================   products and services as exploration
                                                                                          companies moved quickly to take advantage
HOW WE INVEST                                financial statement analysis, to identify    of high oil prices. Other key contributors
                                             companies with large potential markets,      in this sector included WILLIAMS COMPANIES
We select stocks based on evaluation of      cash-generating business models, improving   and MURPHY OIL CORP.
individual companies, focusing on mid-cap    balance sheets and solid management teams
growth companies that are favorably priced                                                   Health care stocks benefited from
relative to the rest of the market.          o using a variety of valuation techniques    steady demand for medical products and
                                             to determine target buy prices and a         services, which tends to remain constant
   Our investment process involves:          stock's valuation upside and downside        regardless of economic conditions. A
                                             potential                                    number of the Fund's health care providers
o identifying companies with sustainable                                                  and services holdings
cash flow and earnings growth and low           We strive to control volatility and
stock prices relative to their projected     risk by diversifying Fund holdings across
growth rates                                 sectors.

o applying fundamental research, including      We consider selling a stock if:

                                             o  a company's fundamentals deteriorate

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                                                                  1. American Tower Corp.-Class A     2.2%

Information Technology               24.0%    1. Semiconductors                     6.9%   2. CB Richard Ellis Group, Inc.
                                                                                              -Class A                         1.3
Consumer Discretionary               17.1     2. Application Software               4.8
                                                                                           3. Chicago Mercantile Exchange
Health Care                          16.0                                                     Holdings Inc.                    1.3
                                              3. Wireless Telecommunication
Energy                               11.9        Services                           4.3    4. National-Oilwell Varco Inc.      1.2

Industrials                          10.8     4. Health Care Services               4.3    5. Corrections Corp. of America     1.2

Financials                            8.1     5. Diversified Commercial                    6. Williams Cos., Inc. (The)        1.2
                                                 & Professional Services            4.0
Telecommunication Services            5.2                                                  7. Grant Prideco, Inc.              1.2

Consumer Staples                      2.6                                                  8. IHS Inc.- Class A                1.2
                                              TOTAL NET ASSETS            $201.1 million
Materials                             1.1     TOTAL NUMBER OF HOLDINGS*              116   9. Citrix Systems, Inc.             1.1

Utilities                             1.0                                                 10. Shoppers Drug Mart Corp.
                                                                                               (Canada)                        1.1
Money Market Funds
Plus Other Assets Less Liabilities    2.2


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM V.I. CAPITAL DEVELOPMENT FUND

performed particularly well. One example        The industrials sector was the only       THE VIEWS AND OPINIONS EXPRESSED IN
is EXPRESS SCRIPTS, a pharmacy benefits      sector that detracted from Fund returns      MANAGEMENT'S DISCUSSION OF FUND
management company. Express Scripts,         during the year. Within this sector,         PERFORMANCE ARE THOSE OF A I M ADVISORS,
whose clients include managed-care           several of the fund's commercial services    INC. THESE VIEWS AND OPINIONS ARE SUBJECT
organizations, insurance carriers and        holdings performed poorly. SIRVA, one of     TO CHANGE AT ANY TIME BASED ON FACTORS
employers, reported record earnings for      the largest relocation and moving services   SUCH AS MARKET AND ECONOMIC CONDITIONS.
the third quarter of 2005 and raised its     companies in the world, detracted from       THESE VIEWS AND OPINIONS MAY NOT BE RELIED
earnings estimate for the remainder of the   Fund returns. Other significant detractors   UPON AS INVESTMENT ADVICE OR
year. The company benefited from increased   in the industrials sector included           RECOMMENDATIONS, OR AS AN OFFER FOR A
use of generic drugs and home delivery of    industrial product manufacturer PARKER       PARTICULAR SECURITY. THE INFORMATION IS
pharmaceutical products.                     HANNIFIN and truckload carrier SWIFT         NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
                                             TRANSPORTATION. All three holdings were      ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
   Several telecommunication services        subsequently sold.                           THE FUND. STATEMENTS OF FACT ARE FROM
holdings also made significant                                                            SOURCES CONSIDERED RELIABLE, BUT A I M
contributions to performance during the         Despite achieving a positive return in    ADVISORS, INC. MAKES NO REPRESENTATION OR
year, including NII HOLDINGS. Formerly       the financials sector, the Fund lost         WARRANTY AS TO THEIR COMPLETENESS OR
known as Nextel International, this          ground to its style-specific Russell         ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
wireless communications company reported     Midcap Growth Index largely due to           IS NO GUARANTEE OF FUTURE RESULTS, THESE
record earnings for the third quarter of     underperformance by several insurance and    INSIGHTS MAY HELP YOU UNDERSTAND OUR
2005 as it added 183,200 subscribers,        real estate holdings. Insurance holdings     INVESTMENT MANAGEMENT PHILOSOPHY.
boosting its total to more than 2.3          that underperformed included ENDURANCE
million. Communications tower operator       SPECIALTY HOLDINGS LTD., a company that
AMERICAN TOWER also appreciated during       provides commercial property and casualty
the year, as the company merged with         coverage, specializing in catastrophe             [RASPLICKA     PAUL J. RASPLICKA,
former Fund holding SpectraSite and          policies. We subsequently sold the holding        PHOTO]         Chartered Financial
benefited from strong demand from wireless   due to a weaker outlook and deteriorating                        Analyst and senior
communication companies that lease space     fundamentals. Real estate holding NEW                            portfolio manager, is
on its towers. We retained the SpectraSite   CENTURY FINANCIAL, a company that provides                       lead portfolio manager
shares received in the merger, which         mortgage loans, also performed poorly. We    of AIM V.I. Capital Development Fund. Mr.
explains the large American Tower position   sold the stock. Some of this under-          Rasplicka began his investment career in
in the Fund.                                 performance was offset by strong             1982. A native of Denver, Mr. Rasplicka is
                                             performance by diversified financial         a magna cum laude graduate of the
   The consumer discretionary sector was     services holding CHICAGO MERCANTILE          University of Colorado at Boulder with a
another area of strength for the Fund.       EXCHANGE.                                    B.S. in business administration. He
While many consumer discretionary stocks                                                  received an M.B.A. from the University of
were negatively affected by rising oil and   IN CLOSING                                   Chicago. He is also a Chartered Investment
gas prices during the year, we focused on                                                 Counselor.
companies whose customers were less          We are pleased to have provided positive
affected by these trends. Examples of        returns for our investors for the            Assisted by the Mid Cap Growth/GARP
holdings that performed well for the Fund    reporting period. We remain committed to     (Growth-at-a-Reasonable Price) Team
included NORDSTROM, ABERCROMBIE & FITCH      our investment process of focusing on the
and POLO RALPH LAUREN.                       attractively priced stocks of mid-cap
                                             companies with strong cash flow and
   ADVANCE AUTO PARTS, another key           earning growth. We believe our strategy
contributor in the consumer                  has the potential to provide investors                 [RIGHT ARROW GRAPHIC]
discretionary sector, is particularly        with attractive returns over the long
reflective of our investment discipline.     term, and we thank you for your              FOR A DISCUSSION OF THE RISKS OF INVESTING
This auto parts retailer is led by a         commitment to AIM V.I. Capital Development   IN YOUR FUND, INDEXES USED IN THIS REPORT
talented management team that has been       Fund.                                        AND YOUR FUND'S LONG-TERM PERFORMANCE,
highly successful in orchestrating a                                                      PLEASE TURN TO PAGES 4 AND 5.
turnaround, leading to improvements in
profit margins and growth in revenues. The
company also continues to gain market
share and is now the second largest auto
parts retailer in the U.S. Despite the
recent run-up in market prices, our long-
term view of Advance Auto Parts remains
favorable, and we believe the shares
have potential for further increases as
the company continues to remodel existing
stores, open new stores in attractive
markets and improve sales margins.

AIM V.I. CAPITAL DEVELOPMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 5/1/98, index data from 4/30/98

====================================================================================================================================

                                                     [MOUNTAIN CHART]

DATE        AIM V.I. CAPITAL      S&P            RUSSELL         RUSSELL          LIPPER      LIPPER MID-CAP
            DEVELOPMENT FUND-     500            MIDCAP      MIDCAP GROWTH     MID-CAP CORE       GROWTH
            SERIES I SHARES      INDEX           INDEX           INDEX          FUND INDEX      FUND INDEX
4/30/98                          $10000          $10000          $10000          $10000          $10000
   5/98           $9430            9828            9691            9589            9485            9417
   6/98            9530           10227            9825            9860            9594            9850
   7/98            8840           10119            9356            9438            9048            9195
   8/98            7120            8657            7860            7636            7204            7212
   9/98            7760            9212            8368            8214            7832            7964
  10/98            7970            9960            8939            8819            8277            8257
  11/98            8480           10564            9362            9414            8693            8885
  12/98            9249           11172            9911           10389            9530           10031
   1/99            9139           11639            9894           10700            9485           10529
   2/99            8346           11278            9565           10177            8817            9711
   3/99            8547           11729            9865           10744            9073           10403
   4/99            8788           12183           10593           11233            9594           10830
   5/99            8888           11895           10563           11089            9708           10785
   6/99            9431           12554           10936           11863           10237           11654
   7/99            9360           12164           10635           11485           10037           11495
   8/99            8958           12103           10360           11366            9760           11437
   9/99            9209           11772            9996           11269            9577           11770
  10/99            9580           12517           10469           12140           10052           12811
  11/99           10534           12771           10771           13397           10806           14418
  12/99           11941           13522           11718           15717           12217           17426
   1/00           11740           12843           11330           15714           12088           17126
   2/00           14432           12600           12201           19018           14097           21419
   3/00           14402           13832           12900           19037           13988           19911
   4/00           13317           13416           12289           17189           13037           17284
   5/00           12544           13141           11964           15936           12501           15731
   6/00           13336           13464           12318           17627           13519           18175
   7/00           12955           13254           12180           16511           13132           17421
   8/00           14371           14077           13347           19001           14413           19699
   9/00           13799           13334           13157           18072           14030           18753
  10/00           13487           13277           12954           16835           13532           17236
  11/00           11981           12231           11788           13177           12035           13632
  12/00           13044           12291           12685           13871           12981           14615
   1/01           13356           12727           12889           14663           13364           14813
   2/01           12363           11567           12105           12127           12316           12591
   3/01           11398           10835           11354           10391           11494           11255
   4/01           12473           11676           12325           12123           12606           12739
   5/01           12764           11755           12554           12066           12905           12844
   6/01           12894           11469           12436           12073           12939           12794
   7/01           12552           11356           12080           11258           12532           12121
   8/01           11990           10646           11616           10442           11992           11309
   9/01           10393            9786           10215            8717           10459            9678
  10/01           10614            9973           10619            9633           10982           10217
  11/01           11418           10738           11509           10670           11812           11056
  12/01           11990           10832           11971           11075           12345           11535
   1/02           11728           10674           11900           10716           12204           11094
   2/02           11688           10468           11774           10108           11993           10543
   3/02           12622           10861           12480           10880           12802           11207
   4/02           12521           10203           12238           10304           12591           10835
   5/02           12280           10128           12099            9996           12335           10473
   6/02           11407            9407           11288            8893           11443            9532
   7/02           10052            8674           10187            8029           10283            8504
   8/02            9941            8731           10242            8001           10401            8403
   9/02            8987            7783            9297            7366            9570            7881
  10/02            9298            8467            9767            7936           10020            8278
  11/02            9840            8965           10445            8557           10701            8770
  12/02            9428            8439           10034            8040           10200            8251
   1/03            9258            8218            9831            7961            9999            8129
   2/03            9167            8095            9701            7892            9788            8003
   3/03            9227            8173            9796            8039            9812            8118
   4/03            9830            8846           10508            8586           10553            8687
   5/03           10533            9311           11470            9413           11439            9406
   6/03           10804            9430           11586            9547           11640            9553
   7/03           11075            9597           11968            9888           12000            9930
   8/03           11527            9784           12487           10432           12532           10418
   9/03           11266            9680           12331           10230           12322           10068
  10/03           12130           10227           13272           11055           13226           10858
  11/03           12452           10317           13644           11350           13587           11116
  12/03           12763           10858           14053           11474           13932           11173
   1/04           13124           11057           14462           11853           14308           11456
   2/04           13465           11211           14773           12052           14581           11614
   3/04           13475           11042           14776           12029           14546           11611
   4/04           13093           10868           14234           11689           14088           11243
   5/04           13164           11017           14587           11965           14310           11487
   6/04           13455           11231           14990           12156           14699           11764
   7/04           12661           10860           14335           11351           13952           10928
   8/04           12490           10903           14397           11211           13899           10739
   9/04           13002           11021           14864           11629           14387           11198
  10/04           13313           11190           15274           12024           14623           11529
  11/04           14136           11642           16205           12645           15493           12170
  12/04           14738           12038           16895           13250           16083           12741
   1/05           14467           11745           16476           12896           15662           12330
   2/05           14648           11992           16985           13222           16051           12489
   3/05           14387           11780           16852           13029           15888           12240
   4/05           13685           11557           16315           12514           15282           11650
   5/05           14468           11924           17097           13230           16007           12341
   6/05           14850           11941           17556           13476           16385           12624
   7/05           15663           12385           18482           14263           17144           13351
   8/05           15673           12272           18352           14176           17043           13309
   9/05           15764           12371           18596           14359           17184           13541
  10/05           15162           12165           18037           13936           16738           13165
  11/05           15945           12625           18837           14693           17434           13877
  12/05          $16158          $12629          $19032          $14854          $17604          $13962

====================================================================================================================================
                                                                                                                Source: Lipper, Inc.

Past performance cannot guarantee                  During the fiscal year, the Fund has
comparable future results.                      elected to use the Russell Midcap Growth
                                                Index as its style-specific index rather
   This chart, which is a logarithmic           than the Russell Midcap Index because Fund
chart, presents the fluctuations in the         management believes the Russell Midcap
value of the Fund and its indexes. We           Growth Index more closely reflects the
believe that a logarithmic chart is more        performance of the types of securities in
effective than other types of charts in         which the Fund invests. In addition, the
illustrating changes in value during the        Fund has elected to use the Lipper Mid-Cap
early years shown in the chart. The             Growth Fund Index as its peer group index
vertical axis, the one that indicates the       rather than the Lipper Mid-Cap Core Fund
dollar value of an investment, is               Index. Fund management believes the Lipper
constructed with each segment representing      Mid-Cap Growth Fund Index more closely
a percent change in the value of the            reflects its investment strategy and
investment. In this chart, each segment         objectives.
represents a doubling, or 100% change, in
the value of the investment. In other
words, the space between $5,000 and
$10,000 is the same size as the space
between $10,000 and $20,000, and so on.

AIM V.I. CAPITAL DEVELOPMENT FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 RULE 12B-1 FEES APPLICABLE TO SERIES II      INSURANCE FUNDS, IS CURRENTLY OFFERED
                                             SHARES. THE INCEPTION DATE OF SERIES I       THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               SHARES IS MAY 1, 1998. SERIES I AND SERIES   VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             II SHARES INVEST IN THE SAME PORTFOLIO OF    SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              SECURITIES AND WILL HAVE SUBSTANTIALLY       FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/1/98)                     6.46% SIMILAR PERFORMANCE, EXCEPT TO THE EXTENT    NOT INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                               4.37  THAT EXPENSES BORNE BY EACH CLASS DIFFER.    PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                                9.61                                               CHARGES, EXPENSES AND FEES ASSESSED IN
                                             THE PERFORMANCE DATA QUOTED REPRESENT        CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                              6.20% COMPARABLE FUTURE RESULTS; CURRENT           DETERMINED BY THE VARIABLE PRODUCT
 5 Years                               4.12  PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   ISSUERS, WILL VARY AND WILL LOWER THE
 1 Year                                9.27  CONTACT YOUR VARIABLE PRODUCT ISSUER OR      TOTAL RETURN.
                                             FINANCIAL ADVISOR FOR THE MOST RECENT
==========================================   MONTH-END VARIABLE PRODUCT PERFORMANCE.         PER NASD REQUIREMENTS, THE MOST RECENT
                                             PERFORMANCE FIGURES REFLECT FUND             MONTH-END PERFORMANCE DATA AT THE FUND
CUMULATIVE TOTAL RETURNS                     EXPENSES, REINVESTED DISTRIBUTIONS AND       LEVEL, EXCLUDING VARIABLE PRODUCT
                                             CHANGES IN NET ASSET VALUE. INVESTMENT       CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Six months ended 12/31/05                    RETURN AND PRINCIPAL VALUE WILL FLUCTUATE    INFORMATION LINE, 866-702-4402. AS
Series I Shares                        8.79% SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares                       8.60  YOU SELL SHARES.                             MONTH-END PERFORMANCE INCLUDING VARIABLE
                                                                                          PRODUCT CHARGES, PLEASE CONTACT YOUR
==========================================      AIM V.I. CAPITAL DEVELOPMENT FUND, A      VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             SERIES PORTFOLIO OF AIM VARIABLE             ADVISOR.
RETURNS SINCE AUGUST 21, 2001, THE
INCEPTION DATE OF SERIES II SHARES, ARE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE THEIR
INCEPTION AND THE RESTATED HISTORICAL
PERFORMANCE OF SERIES I SHARES (FOR
PERIODS PRIOR TO INCEPTION OF SERIES II
SHARES) ADJUSTED TO REFLECT THE HIGHER


PRINCIPAL RISKS OF INVESTING IN THE          The unmanaged LIPPER MID-CAP GROWTH FUND     OTHER INFORMATION
FUND                                         INDEX represents an average of the
                                             performance of the 30 largest                The returns shown in management's
Investing in smaller companies involves      mid-capitalization growth funds tracked by   discussion of Fund performance are based
greater risk than investing in more          Lipper, Inc., an independent mutual fund     on net asset values calculated for
established companies, such as business      performance monitor.                         shareholder transactions. Generally
risk, significant stock price fluctuations                                                accepted accounting principles require
and illiquidity.                             The unmanaged LIPPER MID-CAP CORE FUND       adjustments to be made to the net assets
                                             INDEX represents an average of the           of the Fund at period end for financial
   The Fund may invest up to 25% of its      performance of the 30 largest                reporting purposes, and as such, the net
assets in the securities of non-U.S.         mid-capitalization core funds tracked by     asset values for shareholder transactions
issuers. International investing presents    Lipper, Inc., an independent mutual fund     and the returns based on those net asset
certain risks not associated with            performance monitor.                         values may differ from the net asset
investing solely in the United States.                                                    values and returns reported in the
These include risks relating to                 The unmanaged RUSSELL MIDCAP              Financial Highlights. Additionally, the
fluctuations in the value of the U.S.        --REGISTERED TRADEMARK-- GROWTH INDEX is a   returns and net asset values shown
dollar relative to the values of other       subset of the RUSSELL MIDCAP --REGISTERED    throughout this report are at the Fund
currencies, the custody arrangements made    TRADEMARK-- INDEX, which represents the      level only and do not include variable
for the Fund's foreign holdings,             performance of the stocks of domestic        product issuer charges. If such charges
differences in accounting, political risks   mid-capitalization companies; the Growth     were included, the total returns would be
and the lesser degree of public              subset measures the performance of Russell   lower.
information required to be provided by       Midcap companies with higher price/book
non-U.S. companies.                          ratios and higher forecasted growth             Industry classifications used in this
                                             values.                                      report are generally according to the
ABOUT INDEXES USED IN THIS REPORT                                                         Global Industry Classification Standard,
                                                The Fund is not managed to track the      which was developed by and is the
The unmanaged Standard & Poor's Composite    performance of any particular index,         exclusive property and a service mark of
Index of 500 Stocks (the S&P 500             including the indexes defined here, and      Morgan Stanley Capital International Inc.
--REGISTERED TRADEMARK-- INDEX) is an        consequently, the performance of the Fund    and Standard & Poor's.
index of common stocks frequently used as    may deviate significantly from the
a general measure of U.S. stock market       performance of the indexes.
performance.

AIM V.I. CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              year before expenses, which is not the
                                                                                          Fund's actual return. The Fund's actual
As a shareholder of the Fund, you incur      The table below provides information about   cumulative total returns at net asset
ongoing costs, including management fees;    actual account values and actual expenses.   value after expenses for the six months
distribution and/or service fees (12b-1);    You may use the information in this table,   ended December 31, 2005, appear in the
and other Fund expenses. This example is     together with the amount you invested, to    table "Cumulative Total Returns" on Page
intended to help you understand your         estimate the expenses that you paid over     5.
ongoing costs (in dollars) of investing in   the period. Simply divide your account
the Fund and to compare these costs with     value by $1,000 (for example, an $8,600         The hypothetical account values and
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      expenses may not be used to estimate the
funds. The example is based on an            then multiply the result by the number in    actual ending account balance or expenses
investment of $1,000 invested at the         the table under the heading entitled         you paid for the period. You may use this
beginning of the period and held for the     "Actual Expenses Paid During Period" to      information to compare the ongoing costs
entire period July 1, 2005, through          estimate the expenses you paid on your       of investing in the Fund and other funds.
December 31, 2005.                           account during this period.                  To do so, compare this 5% hypothetical
                                                                                          example with the 5% hypothetical examples
   The actual and hypothetical expenses in   HYPOTHETICAL EXAMPLE FOR COMPARISON          that appear in the shareholder reports of
the examples below do not represent the      PURPOSES                                     the other funds.
effect of any fees or other expenses
assessed in connection with a variable       The table below also provides information       Please note that the expenses shown in
product; if they did, the expenses shown     about hypothetical account values and        the table are meant to highlight your
would be higher while the ending account     hypothetical expenses based on the Fund's    ongoing costs. Therefore, the hypothetical
values shown would be lower.                 actual expense ratio and an assumed rate     information is useful in comparing ongoing
                                             of return of 5% per                          costs, and will not help you determine the
                                                                                          relative total costs of owning different
                                                                                          funds.

====================================================================================================================================

                                           ACTUAL                                                  HYPOTHETICAL
                                                                                        (5% annual return before expenses)

                     BEGINNING             ENDING              EXPENSES          ENDING             EXPENSES          ANNUALIZED
 SHARE             ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING    ACCOUNT VALUE        PAID DURING          EXPENSE
 CLASS               (7/1/05)           (12/31/05)(1)          PERIOD(2)       (12/31/05)           PERIOD(2)           RATIO
Series I             $1,000.00            $1,087.90              $5.74          $1,019.71            $5.55              1.09%
Series II             1,000.00             1,086.00               7.05           1,018.45             6.82              1.34


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. CAPITAL DEVELOPMENT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable          o The quality of services to be provided    o Fees relative to those of comparable
Insurance Funds (the "Board") oversees         by AIM. The Board reviewed the              funds with other advisors. The Board
the management of AIM V.I. Capital             credentials and experience of the           reviewed the advisory fee rate for the
Development Fund (the "Fund") and, as          officers and employees of AIM who will      Fund under the Advisory Agreement. The
required by law, determines annually           provide investment advisory services to     Board compared effective contractual
whether to approve the continuance of          the Fund. In reviewing the                  advisory fee rates at a common asset
the Fund's advisory agreement with A I M       qualifications of AIM to provide            level and noted that the Fund's rate was
Advisors, Inc. ("AIM"). Based upon the         investment advisory services, the Board     below the median rate of the funds
recommendation of the Investments              reviewed the qualifications of AIM's        advised by other advisors with
Committee of the Board, which is               investment personnel and considered such    investment strategies comparable to
comprised solely of independent                issues as AIM's portfolio and product       those of the Fund that the Board
trustees, at a meeting held on June 30,        review process, various back office         reviewed. The Board noted that AIM has
2005, the Board, including all of the          support functions provided by AIM and       agreed to waive advisory fees of the
independent trustees, approved the             AIM's equity and fixed income trading       Fund and to limit the Fund's total
continuance of the advisory agreement          operations. Based on the review of these    operating expenses, as discussed below.
(the "Advisory Agreement") between the         and other factors, the Board concluded      Based on this review, the Board
Fund and AIM for another year, effective       that the quality of services to be          concluded that the advisory fee rate for
July 1, 2005.                                  provided by AIM was appropriate and that    the Fund under the Advisory Agreement
                                               AIM currently is providing satisfactory     was fair and reasonable.
   The Board considered the factors            services in accordance with the terms of
discussed below in evaluating the              the Advisory Agreement.                     o Expense limitations and fee waivers.
fairness and reasonableness of the                                                         The Board noted that AIM has
Advisory Agreement at the meeting on           o The performance of the Fund relative      contractually agreed to waive advisory
June 30, 2005 and as part of the Board's       to comparable funds. The Board reviewed     fees of the Fund through June 30, 2006
ongoing oversight of the Fund. In their        the performance of the Fund during the      to the extent necessary so that the
deliberations, the Board and the               past one, three and five calendar years     advisory fees payable by the Fund do not
independent trustees did not identify          against the performance of funds advised    exceed a specified maximum advisory fee
any particular factor that was                 by other advisors with investment           rate, which maximum rate includes
controlling, and each trustee attributed       strategies comparable to those of the       breakpoints and is based on net asset
different weights to the various               Fund. The Board noted that the Fund's       levels. The Board considered the
factors.                                       performance was at the median               contractual nature of this fee waiver
                                               performance of such comparable funds for    and noted that it remains in effect
   One of the responsibilities of the          the one year period and above such          until June 30, 2006. The Board noted
Senior Officer of the Fund, who is             median performance for the three and        that AIM has contractually agreed to
independent of AIM and AIM's affiliates,       five year periods. Based on this review,    waive fees and/or limit expenses of the
is to manage the process by which the          the Board concluded that no changes         Fund through April 30, 2006 in an amount
Fund's proposed management fees are            should be made to the Fund and that it      necessary to limit total annual
negotiated to ensure that they are             was not necessary to change the Fund's      operating expenses to a specified
negotiated in a manner which is at arm's       portfolio management team at this time.     percentage of average daily net assets
length and reasonable. To that end, the                                                    for each class of the Fund. The Board
Senior Officer must either supervise a         o The performance of the Fund relative      considered the contractual nature of
competitive bidding process or prepare         to indices. The Board reviewed the          this fee waiver/expense limitation and
an independent written evaluation. The         performance of the Fund during the past     noted that it remains in effect through
Senior Officer has recommended an              one, three and five calendar years          April 30, 2006. The Board considered the
independent written evaluation in lieu         against the performance of the Lipper       effect these fee waivers/expense
of a competitive bidding process and,          Mid Cap Growth Index. The Board noted       limitations would have on the Fund's
upon the direction of the Board, has           that the Fund's performance in such         estimated expenses and concluded that
prepared such an independent written           periods was above the performance of        the levels of fee waivers/expense
evaluation. Such written evaluation also       such Index. Based on this review, the       limitations for the Fund were fair and
considered certain of the factors              Board concluded that no changes should      reasonable.
discussed below. In addition, as               be made to the Fund and that it was not
discussed below, the Senior Officer made       necessary to change the Fund's portfolio    o Breakpoints and economies of scale.
certain recommendations to the Board in        management team at this time.               The Board reviewed the structure of the
connection with such written evaluation.                                                   Fund's advisory fee under the Advisory
                                               o Meeting with the Fund's portfolio         Agreement, noting that it includes one
   The discussion below serves as a            managers and investment personnel. With     breakpoint. The Board reviewed the level
summary of the Senior Officer's                respect to the Fund, the Board is           of the Fund's advisory fees, and noted
independent written evaluation and             meeting periodically with such Fund's       that such fees, as a percentage of the
recommendations to the Board in                portfolio managers and/or other             Fund's net assets, would decrease as net
connection therewith, as well as a             investment personnel and believes that      assets increase because the Advisory
discussion of the material factors and         such individuals are competent and able     Agreement includes a breakpoint. The
the conclusions with respect thereto           to continue to carry out their              Board noted that, due to the Fund's
that formed the basis for the Board's          responsibilities under the Advisory         current asset levels and the way in
approval of the Advisory Agreement.            Agreement.                                  which the advisory fee breakpoints have
After consideration of all of the                                                          been structured, the Fund has yet to
factors below and based on its informed        o Overall performance of AIM. The Board     benefit from the breakpoint. The Board
business judgment, the Board determined        considered the overall performance of       noted that AIM has contractually agreed
that the Advisory Agreement is in the          AIM in providing investment advisory and    to waive advisory fees of the Fund
best interests of the Fund and its             portfolio administrative services to the    through June 30, 2006 to the extent
shareholders and that the compensation         Fund and concluded that such performance    necessary so that the advisory fees
to AIM under the Advisory Agreement is         was satisfactory.                           payable by the Fund do not exceed a
fair and reasonable and would have been                                                    specified maximum advisory fee rate,
obtained through arm's length                  o Fees relative to those of clients of      which maximum rate includes breakpoints
negotiations.                                  AIM with comparable investment              and is based on net asset levels. The
                                               strategies. The Board reviewed the          Board concluded that the Fund's fee
o The nature and extent of the advisory        advisory fee rate for the Fund under the    levels under the Advisory Agreement
services to be provided by AIM. The            Advisory Agreement. The Board noted that    therefore would reflect economies of
Board reviewed the services to be              this rate was the same as the advisory      scale at higher asset levels and that it
provided by AIM under the Advisory             fee rates for a mutual fund advised by      was not necessary to change the advisory
Agreement. Based on such review, the           AIM with investment strategies              fee breakpoints in the Fund's advisory
Board concluded that the range of              comparable to those of the Fund. The        fee schedule.
services to be provided by AIM under the       Board noted that AIM has agreed to waive
Advisory Agreement was appropriate and         advisory fees of the Fund and to limit
that AIM currently is providing services       the Fund's total operating expenses, as
in accordance with the terms of the            discussed below. Based on this review,
Advisory Agreement.                            the Board concluded that the advisory
                                               fee rate for the Fund under the Advisory
                                               Agreement was fair and reasonable.
                                                                                                                         (continued)

AIM V.I. CAPITAL DEVELOPMENT FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized
the fact that uninvested cash and cash       by AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested       arrangements, brokerage commissions paid
in money market funds advised by AIM         by the Fund and/or other funds advised
pursuant to the terms of an SEC              by AIM are used to pay for research and
exemptive order. The Board found that        execution services. This research is
the Fund may realize certain benefits        used by AIM in making investment
upon investing cash balances in AIM          decisions for the Fund. The Board
advised money market funds, including a      concluded that such arrangements were
higher net return, increased liquidity,      appropriate.
increased diversification or decreased
transaction costs. The Board also found      o AIM's financial soundness in light of
that the Fund will not receive reduced       the Fund's needs. The Board considered
services if it invests its cash balances     whether AIM is financially sound and has
in such money market funds. The Board        the resources necessary to perform its
noted that, to the extent the Fund           obligations under the Advisory
invests in affiliated money market           Agreement, and concluded that AIM has
funds, AIM has voluntarily agreed to         the financial resources necessary to
waive a portion of the advisory fees it      fulfill its obligations under the
receives from the Fund attributable to       Advisory Agreement.
such investment. The Board further
determined that the proposed securities      o Historical relationship between the
lending program and related procedures       Fund and AIM. In determining whether to
with respect to the lending Fund is in       continue the Advisory Agreement for the
the best interests of the lending Fund       Fund, the Board also considered the
and its respective shareholders. The         prior relationship between AIM and the
Board therefore concluded that the           Fund, as well as the Board's knowledge
investment of cash collateral received       of AIM's operations, and concluded that
in connection with the securities            it was beneficial to maintain the
lending program in the money market          current relationship, in part, because
funds according to the procedures is in      of such knowledge. The Board also
the best interests of the lending Fund       reviewed the general nature of the
and its respective shareholders.             non-investment advisory services
                                             currently performed by AIM and its
o Independent written evaluation and         affiliates, such as administrative,
recommendations of the Fund's Senior         transfer agency and distribution
Officer. The Board noted that, upon          services, and the fees received by AIM
their direction, the Senior Officer of       and its affiliates for performing such
the Fund, who is independent of AIM and      services. In addition to reviewing such
AIM's affiliates, had prepared an            services, the trustees also considered
independent written evaluation in order      the organizational structure employed by
to assist the Board in determining the       AIM and its affiliates to provide those
reasonableness of the proposed               services. Based on the review of these
management fees of the AIM Funds,            and other factors, the Board concluded
including the Fund. The Board noted that     that AIM and its affiliates were
the Senior Officer's written evaluation      qualified to continue to provide
had been relied upon by the Board in         non-investment advisory services to the
this regard in lieu of a competitive         Fund, including administrative, transfer
bidding process. In determining whether      agency and distribution services, and
to continue the Advisory Agreement for       that AIM and its affiliates currently
the Fund, the Board considered the           are providing satisfactory
Senior Officer's written evaluation and      non-investment advisory services.
the recommendation made by the Senior
Officer to the Board that the Board          o Other factors and current trends. In
consider implementing a process to           determining whether to continue the
assist them in more closely monitoring       Advisory Agreement for the Fund, the
the performance of the AIM Funds. The        Board considered the fact that AIM,
Board concluded that it would be             along with others in the mutual fund
advisable to implement such a process as     industry, is subject to regulatory
soon as reasonably practicable.              inquiries and litigation related to a
                                             wide range of issues. The Board also
o Profitability of AIM and its               considered the governance and compliance
affiliates. The Board reviewed               reforms being undertaken by AIM and its
information concerning the profitability     affiliates, including maintaining an
of AIM's (and its affiliates')               internal controls committee and
investment advisory and other activities     retaining an independent compliance
and its financial condition. The Board       consultant, and the fact that AIM has
considered the overall profitability of      undertaken to cause the Fund to operate
AIM, as well as the profitability of AIM     in accordance with certain governance
in connection with managing the Fund.        policies and practices. The Board
The Board noted that AIM's operations        concluded that these actions indicated a
remain profitable, although increased        good faith effort on the part of AIM to
expenses in recent years have reduced        adhere to the highest ethical standards,
AIM's profitability. Based on the review     and determined that the current
of the profitability of AIM's and its        regulatory and litigation environment to
affiliates' investment advisory and          which AIM is subject should not prevent
other activities and its financial           the Board from continuing the Advisory
condition, the Board concluded that the      Agreement for the Fund.
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.74%

ADVERTISING-2.99%

Clear Channel Outdoor Holdings, Inc.-Class
  A(a)                                            101,051   $  2,026,073
------------------------------------------------------------------------
Omnicom Group Inc.                                 22,200      1,889,886
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                            33,900      2,088,918
========================================================================
                                                               6,004,877
========================================================================

AEROSPACE & DEFENSE-0.91%

Aviall, Inc.(a)                                    63,562      1,830,586
========================================================================

AGRICULTURAL PRODUCTS-1.02%

Archer-Daniels-Midland Co.                         83,456      2,058,025
========================================================================

AIR FREIGHT & LOGISTICS-1.02%

Robinson (C.H.) Worldwide, Inc.                    55,200      2,044,056
========================================================================

APPAREL RETAIL-2.28%

Abercrombie & Fitch Co.-Class A                    32,798      2,137,774
------------------------------------------------------------------------
DSW Inc.-Class A(a)                                10,200        267,444
------------------------------------------------------------------------
Ross Stores, Inc.                                  75,469      2,181,054
========================================================================
                                                               4,586,272
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.48%

Coach, Inc.(a)                                     27,300        910,182
------------------------------------------------------------------------
Polo Ralph Lauren Corp.                            36,649      2,057,475
========================================================================
                                                               2,967,657
========================================================================

APPLICATION SOFTWARE-4.75%

Amdocs Ltd.(a)                                     77,771      2,138,702
------------------------------------------------------------------------
Business Objects S.A.-ADR (France)(a)(b)           27,315      1,103,799
------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                    55,459        938,366
------------------------------------------------------------------------
Citrix Systems, Inc.(a)                            79,211      2,279,693
------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        28,893      1,034,947
------------------------------------------------------------------------
Synopsys, Inc.(a)                                 102,991      2,065,999
========================================================================
                                                               9,561,506
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.99%

Legg Mason, Inc.                                   16,600      1,986,854
========================================================================

AUTOMOTIVE RETAIL-1.01%

Advance Auto Parts, Inc.(a)                        46,770      2,032,624
========================================================================

BROADCASTING & CABLE TV-0.91%

Univision Communications Inc.-Class A(a)           62,000      1,822,180
========================================================================

CASINOS & GAMING-1.91%

Harrah's Entertainment, Inc.                       26,500      1,889,185
------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                  71,228      1,943,100
========================================================================
                                                               3,832,285
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

COAL & CONSUMABLE FUELS-0.50%

Aventine Renewable Energy Holdings, Inc.
  (Acquired 12/12/05; Cost
  $1,001,000)(a)(c)(d)                             77,000   $  1,001,000
========================================================================

COMMUNICATIONS EQUIPMENT-1.90%

Comverse Technology, Inc.(a)                       73,165      1,945,457
------------------------------------------------------------------------
Harris Corp.                                       43,405      1,866,849
========================================================================
                                                               3,812,306
========================================================================

COMPUTER HARDWARE-0.90%

Palm, Inc.(a)(b)                                   56,798      1,806,176
========================================================================

COMPUTER STORAGE & PERIPHERALS-2.48%

Emulex Corp.(a)                                   101,161      2,001,976
------------------------------------------------------------------------
Network Appliance, Inc.(a)                         35,295        952,965
------------------------------------------------------------------------
QLogic Corp.(a)                                    62,400      2,028,624
========================================================================
                                                               4,983,565
========================================================================

CONSTRUCTION & ENGINEERING-1.07%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             85,516      2,155,858
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.69%

Joy Global Inc.                                    31,266      1,250,640
------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          42,590      2,138,870
========================================================================
                                                               3,389,510
========================================================================

CONSUMER ELECTRONICS-0.92%

Harman International Industries, Inc.              18,953      1,854,551
========================================================================

CONSUMER FINANCE-1.00%

AmeriCredit Corp.(a)                               78,633      2,015,364
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.95%

Alliance Data Systems Corp.(a)                     53,558      1,906,665
========================================================================

DEPARTMENT STORES-1.06%

Nordstrom, Inc.                                    56,862      2,126,639
========================================================================

DIVERSIFIED BANKS-0.80%

Centennial Bank Holdings, Inc.(a)(d)              129,400      1,600,678
========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-4.04%

ChoicePoint Inc.(a)                                48,400      2,154,284
------------------------------------------------------------------------
Cintas Corp.                                       22,475        925,520
------------------------------------------------------------------------
Corrections Corp. of America(a)                    54,800      2,464,356
------------------------------------------------------------------------
Global Cash Access, Inc.(a)                        15,925        232,346
------------------------------------------------------------------------
IHS Inc.-Class A(a)                               114,372      2,346,913
========================================================================
                                                               8,123,419
========================================================================

DIVERSIFIED METALS & MINING-1.07%

Phelps Dodge Corp.                                 14,986      2,156,036
========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                 SHARES        VALUE
------------------------------------------------------------------------

DRUG RETAIL-1.12%

Shoppers Drug Mart Corp. (Canada)                  59,600   $  2,251,533
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.11%

Cooper Industries, Ltd.-Class A                    27,700      2,022,100
------------------------------------------------------------------------
Suntech Power Holdings Co., Ltd.-ADR
  (China)(a)                                        7,378        201,050
========================================================================
                                                               2,223,150
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.09%

Amphenol Corp.-Class A                             46,160      2,043,042
------------------------------------------------------------------------
SunPower Corp.-Class A(a)                           4,453        151,357
========================================================================
                                                               2,194,399
========================================================================

GAS UTILITIES-0.98%

Questar Corp.                                      26,000      1,968,200
========================================================================

HEALTH CARE DISTRIBUTORS-1.01%

Schein (Henry), Inc.(a)                            46,643      2,035,501
========================================================================

HEALTH CARE EQUIPMENT-3.65%

INAMED Corp.(a)                                     6,400        561,152
------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                          20,436        812,535
------------------------------------------------------------------------
PerkinElmer, Inc.                                  88,000      2,073,280
------------------------------------------------------------------------
Thermo Electron Corp.(a)                           32,840        989,469
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    38,000      1,912,920
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           14,731        993,459
========================================================================
                                                               7,342,815
========================================================================

HEALTH CARE FACILITIES-1.37%

Community Health Systems, Inc.(a)                  46,000      1,763,640
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       26,242        984,075
========================================================================
                                                               2,747,715
========================================================================

HEALTH CARE SERVICES-4.27%

Covance Inc.(a)                                    27,000      1,310,850
------------------------------------------------------------------------
DaVita, Inc.(a)                                    40,000      2,025,600
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           12,769      1,070,042
------------------------------------------------------------------------
Omnicare, Inc.                                     37,000      2,117,140
------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.           16,188      1,002,847
------------------------------------------------------------------------
Psychiatric Solutions, Inc.(a)                     18,000      1,057,320
========================================================================
                                                               8,583,799
========================================================================

HEALTH CARE SUPPLIES-0.49%

Cooper Cos., Inc. (The)                            19,135        981,625
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.09%

Hilton Hotels Corp.                                87,700      2,114,447
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(e)       32,796      2,094,353
========================================================================
                                                               4,208,800
========================================================================

HOUSEHOLD APPLIANCES-0.52%

Whirlpool Corp.                                    12,600      1,055,376
========================================================================

HOUSEWARES & SPECIALTIES-0.83%

Jarden Corp.(a)                                    55,580      1,675,737
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

INDUSTRIAL MACHINERY-1.01%

ITT Industries, Inc.                               19,855   $  2,041,491
========================================================================

INSURANCE BROKERS-1.22%

National Financial Partners Corp.                  19,313      1,014,898
------------------------------------------------------------------------
Willis Group Holdings Ltd. (United Kingdom)        39,188      1,447,605
========================================================================
                                                               2,462,503
========================================================================

INTEGRATED OIL & GAS-0.97%

Murphy Oil Corp.                                   36,000      1,943,640
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.86%

Qwest Communications International Inc.(a)        305,332      1,725,126
========================================================================

INTERNET SOFTWARE & SERVICES-1.77%

VeriSign, Inc.(a)                                  79,337      1,739,067
------------------------------------------------------------------------
Websense, Inc.(a)                                  27,674      1,816,521
========================================================================
                                                               3,555,588
========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.00%

iShares Nasdaq Biotechnology Index Fund(a)(b)      26,000      2,009,800
========================================================================

IT CONSULTING & OTHER SERVICES-1.06%

Cognizant Technology Solutions Corp.-Class
  A(a)                                             42,555      2,142,644
========================================================================

MANAGED HEALTH CARE-3.68%

Aveta Health, Inc. (Acquired 12/21/05; Cost
  $1,822,500)(a)(c)(d)                            135,000      1,822,500
------------------------------------------------------------------------
CIGNA Corp.                                        17,247      1,926,490
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                      35,459      2,019,745
------------------------------------------------------------------------
Humana Inc.(a)                                     30,000      1,629,900
========================================================================
                                                               7,398,635
========================================================================

OIL & GAS DRILLING-2.96%

Nabors Industries Ltd.(a)                          26,300      1,992,225
------------------------------------------------------------------------
Noble Corp.                                        29,200      2,059,768
------------------------------------------------------------------------
Todco-Class A                                      50,000      1,903,000
========================================================================
                                                               5,954,993
========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.48%

Grant Prideco, Inc.(a)                             54,200      2,391,304
------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                     40,000      2,508,000
------------------------------------------------------------------------
Weatherford International Ltd.(a)                  58,000      2,099,600
========================================================================
                                                               6,998,904
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.25%

CNX Gas Corp. (Acquired 08/01/05; Cost
  $510,400)(a)(c)                                  31,900        661,925
------------------------------------------------------------------------
Rosetta Resources, Inc. (Acquired 06/28/05;
  Cost $1,857,600)(a)(c)                          116,100      2,089,800
------------------------------------------------------------------------
Southwestern Energy Co.(a)                         49,500      1,779,030
========================================================================
                                                               4,530,755
========================================================================

OIL & GAS REFINING & MARKETING-0.54%

Tesoro Corp.                                       17,600      1,083,280
========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS STORAGE & TRANSPORTATION-1.22%

Williams Cos., Inc. (The)                         106,000   $  2,456,020
========================================================================

PHARMACEUTICALS-0.50%

Shire PLC-ADR (United Kingdom)                     25,886      1,004,118
========================================================================

REAL ESTATE-0.94%

Friedman, Billings, Ramsey Group, Inc.-Class
  A(b)                                             93,686        927,491
------------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/04-06/30/05; Cost $1,729,828)(c)          174,400        959,200
========================================================================
                                                               1,886,691
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.34%

CB Richard Ellis Group, Inc.-Class A(a)            45,800      2,695,330
========================================================================

REGIONAL BANKS-0.53%

Signature Bank(a)                                  37,800      1,061,046
========================================================================

SEMICONDUCTOR EQUIPMENT-1.30%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                                 54,620      1,096,770
------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)                 68,908      1,527,690
========================================================================
                                                               2,624,460
========================================================================

SEMICONDUCTORS-6.85%

Analog Devices, Inc.                               60,500      2,170,135
------------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                  68,764      1,168,300
------------------------------------------------------------------------
Cree, Inc.(a)(b)                                   36,811        929,110
------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             156,622      2,064,278
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Singapore)(a)       25,486      1,429,510
------------------------------------------------------------------------
Microchip Technology Inc.                          59,600      1,916,140
------------------------------------------------------------------------
Microsemi Corp.(a)                                 53,211      1,471,816
------------------------------------------------------------------------
National Semiconductor Corp.                       55,700      1,447,086
------------------------------------------------------------------------
Spansion Inc.-Class A(a)                           84,800      1,180,416
========================================================================
                                                              13,776,791
========================================================================

SOFT DRINKS-0.50%

Hansen Natural Corp.(a)                            12,700      1,000,887
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

SPECIALIZED FINANCE-1.28%

Chicago Mercantile Exchange Holdings Inc.           6,983   $  2,566,183
========================================================================

SPECIALTY STORES-1.07%

Office Depot, Inc.(a)                              68,754      2,158,876
========================================================================

SYSTEMS SOFTWARE-0.93%

Red Hat, Inc.(a)                                   69,017      1,880,023
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-4.30%

American Tower Corp.-Class A(a)                   165,280      4,479,088
------------------------------------------------------------------------
Leap Wireless International, Inc.(a)               53,402      2,022,868
------------------------------------------------------------------------
NII Holdings Inc.(a)                               49,000      2,140,320
========================================================================
                                                               8,642,276
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $156,827,175)                          196,527,399
========================================================================

MONEY MARKET FUNDS-2.12%

Liquid Assets Portfolio-Institutional
  Class(f)                                      2,131,393      2,131,393
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)     2,131,393      2,131,393
========================================================================
    Total Money Market Funds (Cost
      $4,262,786)                                              4,262,786
========================================================================
TOTAL INVESTMENTS-99.86% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $161,089,961)                200,790,185
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                   2,628,362      2,628,362
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                   2,628,362      2,628,362
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,256,724)                                        5,256,724
========================================================================
TOTAL INVESTMENTS-102.48% (Cost $166,346,685)                206,046,909
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.48%)                         (4,984,247)
========================================================================
NET ASSETS-100.00%                                          $201,062,662
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $6,534,425, which represented 3.25% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of its Total Investments in illiquid securities.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2005 was $4,424,178, which represented 2.20% of the Fund's Total Investments. See Note 1A.
(e) Each unit represents one common share and one Class B share.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $156,827,175)*       $196,527,399
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,519,510)                                 9,519,510
=============================================================
    Total investments (cost $166,346,685)         206,046,909
=============================================================
Receivables for:
  Investments sold                                    660,284
-------------------------------------------------------------
  Fund shares sold                                    111,379
-------------------------------------------------------------
  Dividends                                           252,924
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 33,857
=============================================================
    Total assets                                  207,105,353
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               529,758
-------------------------------------------------------------
  Fund shares reacquired                               22,216
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              40,198
-------------------------------------------------------------
  Collateral upon return of securities loaned       5,256,724
-------------------------------------------------------------
Accrued administrative services fees                  124,645
-------------------------------------------------------------
Accrued distribution fees-Series II                    50,477
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                322
-------------------------------------------------------------
Accrued operating expenses                             18,351
=============================================================
    Total liabilities                               6,042,691
=============================================================
Net assets applicable to shares outstanding      $201,062,662
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                  $157,376,890
-------------------------------------------------------------
  Undistributed net investment income (loss)          (35,292)
-------------------------------------------------------------
  Undistributed net realized gain from
    investment securities and foreign
    currencies                                      4,020,798
-------------------------------------------------------------
  Unrealized appreciation of investment
    securities and foreign currencies              39,700,266
=============================================================
                                                 $201,062,662
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $117,674,309
_____________________________________________________________
=============================================================
Series II                                        $ 83,388,353
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            7,315,260
_____________________________________________________________
=============================================================
Series II                                           5,238,598
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      16.09
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      15.92
_____________________________________________________________
=============================================================

* At December 31, 2005, securities with an aggregate value of $5,073,648 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,503)                                        $ 1,390,975
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $43,248, after compensation to counterparties
  of $73,373)                                        247,299
============================================================
    Total investment income                        1,638,274
============================================================

EXPENSES:

Advisory fees                                      1,427,053
------------------------------------------------------------
Administrative services fees                         506,813
------------------------------------------------------------
Custodian fees                                        31,958
------------------------------------------------------------
Distribution fees--Series II                         189,905
------------------------------------------------------------
Transfer agent fees                                   16,145
------------------------------------------------------------
Trustees' and officer's fees and benefits             20,677
------------------------------------------------------------
Other                                                 73,145
============================================================
    Total expenses                                 2,265,696
============================================================
Less: Fees waived and expense offset
  arrangement                                        (12,367)
============================================================
    Net expenses                                   2,253,329
============================================================
Net investment income (loss)                        (615,055)
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $68,488)     15,862,320
------------------------------------------------------------
  Foreign currencies                                   2,257
============================================================
                                                  15,864,577
============================================================
Change in net unrealized appreciation of:
  Investment securities                            2,049,711
------------------------------------------------------------
  Foreign currencies                                      42
============================================================
                                                   2,049,753
============================================================
Net gain from investment securities and foreign
  currencies                                      17,914,330
============================================================
Net increase in net assets resulting from
  operations                                     $17,299,275
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (615,055)   $   (444,721)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  15,864,577      12,985,972
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            2,049,753      10,570,249
==========================================================================================
    Net increase in net assets resulting from operations        17,299,275      23,111,500
==========================================================================================
Share transactions-net:
  Series I                                                      (5,082,619)      3,400,003
------------------------------------------------------------------------------------------
  Series II                                                      5,478,755      29,492,919
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                  396,136      32,892,922
==========================================================================================
    Net increase in net assets                                  17,695,411      56,004,422
==========================================================================================

NET ASSETS:

  Beginning of year                                            183,367,251     127,362,829
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(35,292) and $(35,887), respectively)          $201,062,662    $183,367,251
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $350 million                                             0.75%
--------------------------------------------------------------------
Over $350 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                              0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                              0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                              0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                               0.64%
 ___________________________________________________________________
====================================================================


    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $11,009.

    At the request of the Trustees of the Trust, AMVESCAP has agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $456,813 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $16,145.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

                       AIM V.I. CAPITAL DEVELOPMENT FUND

ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $189,905.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Asset
Portfolio-Institutional
  Class           $2,558,677       $ 52,603,850      $ (53,031,134)        $   --         $2,131,393      $  101,689      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,558,677         52,603,850        (53,031,134)            --          2,131,393         102,362          --
===================================================================================================================================
  Subtotal        $5,117,354       $105,207,700      $(106,062,268)        $   --         $4,262,786      $  204,051      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Asset
Portfolio-Institutional
  Class           $ 2,893,043      $ 14,431,463      $ (14,696,144)        $   --         $2,628,362      $ 21,526       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             2,893,043        14,419,817        (14,684,498)            --          2,628,362        21,722           --
==================================================================================================================================
  Subtotal        $ 5,786,086      $ 28,851,280      $ (29,380,642)        $   --         $5,256,724      $ 43,248       $   --
==================================================================================================================================
  Total           $10,903,440      $134,058,980      $(135,442,910)        $   --         $9,519,510      $247,299       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $4,097,838 and sales of $1,771,046, which resulted in net realized gains of $68,488.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,358.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,614 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $5,073,648 were on loan to brokers. The loans were secured by cash collateral of $5,256,724 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $43,248 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    261,257
----------------------------------------------------------------------------
Undistributed long-term gain                                       4,111,967
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            39,347,840
----------------------------------------------------------------------------
Temporary book/tax differences                                       (35,292)
----------------------------------------------------------------------------
Shares of beneficial interest                                    157,376,890
============================================================================
Total net assets                                                $201,062,662
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and tax straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $42.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $11,098,243 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $229,896,746 and $230,374,001, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $42,332,722
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,984,924)
===============================================================================
Net unrealized appreciation of investment securities              $39,347,798
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $166,699,111.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2005, undistributed net investment income (loss) was increased by $615,650, undistributed net realized gain was decreased by $615,650. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2005(a)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,974,458    $ 42,960,820     1,264,587    $ 16,685,624
----------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,426,079      20,815,915     2,916,252      38,179,047
======================================================================================================================
Reacquired:
  Series I                                                    (3,289,224)    (48,043,439)   (1,015,409)    (13,285,621)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,085,094)    (15,337,160)     (672,418)     (8,686,128)
======================================================================================================================
                                                                  26,219    $    396,136     2,493,012    $ 32,892,922
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         SERIES I
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                2005           2004          2003       2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.68       $  12.71       $  9.39    $ 11.94       $ 12.99
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)         (0.03)(a)     (0.01)     (0.01)(a)     (0.02)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.45           2.00          3.33      (2.54)        (1.03)
============================================================================================================================
    Total from investment operations                              1.41           1.97          3.32      (2.55)        (1.05)
============================================================================================================================
Net asset value, end of period                                $  16.09       $  14.68       $ 12.71    $  9.39       $ 11.94
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                   9.61%         15.50%        35.36%    (21.36)%       (8.08)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $117,674       $112,028       $93,813    $70,018       $92,732
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.09%(c)       1.10%         1.13%      1.14%         1.16%
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.22)(c)      (0.21)%       (0.13)%    (0.08)%       (0.16)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            125%            93%           95%       121%          125%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $114,311,856.

                                                                                      SERIES II
                                                     ----------------------------------------------------------------------------
                                                                                                                  AUGUST 21, 2001
                                                                                                                    (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2005            2004            2003         2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 14.57         $ 12.64         $  9.36      $ 11.94             $11.88
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.07)          (0.06)(a)       (0.03)       (0.03)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.42            1.99            3.31        (2.55)              0.07
=================================================================================================================================
    Total from investment operations                    1.35            1.93            3.28        (2.58)              0.06
=================================================================================================================================
Net asset value, end of period                       $ 15.92         $ 14.57         $ 12.64      $  9.36             $11.94
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         9.27%          15.27%          35.04%      (21.61)%             0.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $83,388         $71,339         $33,550      $14,969             $2,767
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.34%(c)        1.35%           1.38%        1.39%              1.41%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.47)(c)       (0.46)%         (0.38)%      (0.33)%            (0.41)(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  125%             93%             95%         121%               125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less then one year and do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $75,961,877.
(d)  Annualized.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of

                       AIM V.I. CAPITAL DEVELOPMENT FUND
shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Capital Development Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                       AIM V.I. CAPITAL DEVELOPMENT FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2001           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William P. Kethler -- 1952      2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                       AIM V.I. CORE EQUITY FUND
                               Annual Report to Shareholders o December 31, 2005


                   AIM V.I. CORE EQUITY FUND seeks to provide growth of capital.


UNLESS OTHERWISE STATED,INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               volatility in certain market
                                                                                          environments.
=====================================================================================
                                                                                          We consider selling a stock when
PERFORMANCE SUMMARY                          ========================================
                                             FUND VS. INDEXES                             o it exceeds our target price
For the year ended December 31, 2005,
the Fund's performance was slightly          TOTAL RETURNS, 12/31/04--12/31/05,           o we have not seen a demonstrable
higher than the S&P 500 Index due to the     EXCLUDING VARIABLE PRODUCT ISSUER            improvement in fundamentals during an
Fund's strong stock selection and            CHARGES. IF VARIABLE PRODUCT ISSUER          18- to 24-month time horizon
overweight position in the energy            CHARGES WERE INCLUDED, RETURNS WOULD
sector. The Fund's performance was lower     BE LOWER.                                    o there is a deterioration in company
than the Russell 1000 Index as a result                                                   fundamentals
of relatively weak performance in the        Series I Shares                   5.31%
information technology and consumer                                                       o more compelling investment
discretionary sectors.                       Series II Shares                  5.08       opportunities exist

   Your Fund's long-term performance         Standard & Poor's Composite Index            MARKET CONDITIONS AND YOUR FUND
appears on Pages 4 and 5.                    of 500 Stocks (S&P 500 Index)
                                             (Broad  Market Index)             4.91       During the year, economic indicators
                                                                                          were generally positive, pointing to the
                                             Russell 1000 Index                           health of the U.S. economy. Throughout
                                             (Style-specific Index)            6.27       the year, the nation's gross domestic
                                                                                          product reflected continuing growth.
                                             Lipper Large-Cap Core Fund Index             Corporate earnings growth was generally
                                             long-term (Peer Group Index)      5.72       healthy. Manufacturing growth continued
                                                                                          and inflation remained low. However,
                                             SOURCE: LIPPER,INC.                          many investors focused on the impact
                                             ========================================     that record-breaking energy prices
                                                                                          and rising interest rates could have
=====================================================================================     on consumer spending, which accounts
                                                                                          for approximately two-thirds of the
HOW WE INVEST                                   We conduct quantitative research to       U.S. economy.
                                             identify growing companies whose stock
We manage your Fund as a core fund,          prices may be experiencing some                 Most domestic equity indexes produced
seeking to provide upside potential and      near-term distress. By further applying      single-digit returns for 2005. In both
a measure of protection in difficult         rigorous fundamental research, including     the Russell 1000 and S&P 500 indexes,
markets to complement more aggressive        analysis of company financial statements     energy and utilities were the
value and growth investments.                with a special focus on cash flow, we        best-performing sectors, providing the
                                             assess the prospects for each business       only double-digit returns in the
   We believe a portfolio of                 and its appreciation potential.              indexes. Alternatively, consumer
attractively valued companies with                                                        discretionary and telecommunication
consistent free cash flow and management        We target a well-diversified,             services both posted negative returns
teams that effectively allocate excess       large-cap core portfolio and attempt to      for the year.
cash to the benefit of shareholders can      protect against volatility through the
outperform the market over the long          size of individual holdings and sector          The largest contributor to Fund
term. We believe these companies are         weightings. Sector exposure is               performance this year was our overweight
best positioned to weather temporary         consistent with a core investment to         position in the
setbacks and therefore provide the           complement value and growth investments.
potential for both long-term capital         We may also maintain a cash position as
appreciation and lower downside risk.        a means to limit

========================================     ========================================     ========================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Pharmaceuticals                 10.9%     1. Merck & Co. Inc                  3.2%

Financials                           22.0%    2. Property & Casualty Insurance   8.3       2. Microsoft Corp.                  2.9

Information Technology               18.1     3. Integrated Oil & Gas            5.6       3. Tyco International Ltd.          2.7

Energy                               13.3     4. Oil & Gas Equipment & Services  5.5       4. Berkshire Hathaway Inc.-Class A  2.7

Health Care                          12.0     5. Packaged Foods & Meats          5.0       5. Exxon Mobil Corp.                2.5

Consumer Staples                     11.9     6. Systems Software                4.2       6. Koninklijke (Royal) Philips
                                                                                              Electronics N.V. (Netherlands)   2.4
Industrials                          10.5     7. Industrial Conglomerates        4.1
                                                                                           7. Xerox Corp.                      2.3
Consumer Discretionary               7.1      8. Semiconductors                  3.7
                                                                                           8. BJ Services Co.                  2.2
Telecommunication Services           2.7      9. Communications Equipment        3.4
                                                                                           9. Cisco Systems, Inc.              1.9
Utilities                            1.0     10. Investment Banking & Brokerage  2.8
                                                                                          10. GlaxoSmithKline PLC--ADR
Money Market Funds                                                                            (United Kingdom)                 1.9
Plus Other Assets Less Liabilities   1.4     TOTAL NET ASSETS           $1.3 BILLION
                                             TOTAL NUMBER OF HOLDINGS*            73

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

AIM V.I. CORE EQUITY FUND

energy sector relative to the Russell        Administration had approved its advanced                   RONALD S. SLOAN, Chartered
1000 Index. A number of contributors in      defibrillator technology. A                     [SLOAN     Financial Analyst, senior
the sector were names in which we had        defibrillator equipped with this                PHOTO]     portfolio manager, is lead
increased our holdings during fall 2004      technology can indicate to medical                         manager of AIM V.I. Core
when a pullback in oil prices gave us a      personnel whether a patient whose heart                    Equity Fund. Mr. Sloan has
chance to add to our positions at            has stopped suddenly should be treated       35 years of experience in the investment
attractive levels.                           first with a shock or with                   industry. He joined AIM in 1998. Mr.
                                             cardiopulmonary resuscitation.               Sloan attended the University of
   BJ SERVICES, an oil and gas services                                                   Missouri, where he received both a B.S.
company, was among the top contributors         The consumer discretionary and            in business administration and an M.B.A.
to Fund performance for the year. The        information technology (IT) sectors
company is engaged in oil and gas            detracted from Fund performance.             Assisted by the Mid/Large Cap Core Team
drilling, including deep gas drilling in
the Rocky Mountains and Canada. We              The print media industry, a segment
selected BJ Services for its clean           of the consumer discretionary sector,
balance sheet, high returns on invested      suffered from decreased advertising
capital and disciplined management.          revenue due to loss of market share to
                                             electronic media--primarily the
   The Fund's holdings in the financials     Internet--and specialty periodicals.
sector significantly outperformed those      This loss of advertising revenue had
in the index. Early in the year, we sold     negative implications for many of the
financial stocks in anticipation of          old-line media conglomerates. Over the
higher interest rates. Early in the          year, we trimmed our exposure to the
second half of the year, we purchased        print media industry.
AMERICAN INTERNATIONAL GROUP after a
significant decline in share price due          Some well-known large-cap names in IT
to investigations into wrongdoing on the     struggled this year. IBM and CISCO
part of prior company executives. The        SYSTEMS, both held at year-end,
new management team addressed the issues     detracted from performance, but we
and delivered solid results. As of           remain confident in their potential to
December 31, 2005, the stock had             achieve the price targets we have set
rebounded from its April low.                for them.

   Finally, several of the Fund's stocks     IN CLOSING
in the property and casualty insurance
industry were outperformers. These           Thank you for investing in AIM V.I. Core
stocks--long-term holdings ACE LTD. and      Equity Fund. We continually strive to
ST. PAUL TRAVELERS, along with CHUBB,        provide a fund that can add stability
which we acquired this year--saw price       and constancy to more aggressive equity
appreciation partly based on                 investments. We believe we can provide
anticipation of better times ahead for       that to shareholders by choosing from
the industry. As a result of the             stocks that the market has temporarily
hurricane devastation in 2005, many          punished or undervalued and by
insurers sustained heavy losses.             purchasing companies with strong cash
Investors acted on the belief that such      flow, clean balance sheets and
losses would put an end to the               management teams with a history of being
discounting of premium prices and that a     good stewards of cash.
stronger pricing cycle would result in
increased profitability and                  THE VIEWS AND OPINIONS EXPRESSED IN
corresponding share price increases.         MANAGEMENT'S DISCUSSION OF FUND
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,
   PHILIPS ELECTRONICS, an international     INC. THESE VIEWS AND OPINIONS ARE
stock we added to the portfolio this         SUBJECT TO CHANGE AT ANY TIME BASED ON
year, is a new top-10 holding. Philips       FACTORS SUCH AS MARKET AND ECONOMIC
was a strong contributor to Fund             CONDITIONS. THESE VIEWS AND OPINIONS MAY
performance for the period. Besides          NOT BE RELIED UPON AS INVESTMENT ADVICE
being the world's number one producer of     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
light bulbs, Philips manufactures TVs,       PARTICULAR SECURITY. THE INFORMATION IS
VCRs and electric shavers, as well as        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
picture tubes, semi-conductors and           OF ANY MARKET, COUNTRY, INDUSTRY,
medical systems. The company recently        SECURITY OR THE FUND. STATEMENTS OF FACT
announced that the Food and Drug             ARE FROM SOURCES CONSIDERED RELIABLE,
                                             BUT A I M ADVISORS, INC. MAKES NO
                                             REPRESENTATION OR WARRANTY AS TO THEIR
                                             COMPLETENESS OR ACCURACY. ALTHOUGH
                                             HISTORICAL PERFORMANCE IS NO GUARANTEE
                                             OF FUTURE RESULTS, THESE INSIGHTS MAY              [RIGHT ARROW GRAPHIC]
                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             MANAGEMENT PHILOSOPHY.                       FOR A DISCUSSION OF THE RISKS OF
                                                                                          INVESTING IN YOUR FUND,INDEXES USED
                                                                                          IN THIS REPORT AND YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE TURN TO
                                                                                          PAGES 4 AND 5.

AIM V.I. CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 12/31/95

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   DATE                 AIM V.I. CORE
                         EQUITY FUND-                S&P 500                  RUSSELL             LIPPER LARGE-CAP
                       SERIES I SHARES                INDEX                  1000 INDEX           CORE FUND INDEX
  12/31/95                   $10000                   $10000                   $10000                   $10000
      1/96                    10221                    10340                    10323                    10294
      2/96                    10434                    10436                    10458                    10420
      3/96                    10496                    10537                    10551                    10515
      4/96                    10757                    10692                    10712                    10667
      5/96                    10986                    10967                    10970                    10880
      6/96                    10938                    11009                    10982                    10896
      7/96                    10371                    10523                    10452                    10451
      8/96                    10702                    10745                    10736                    10688
      9/96                    11324                    11349                    11340                    11242
     10/96                    11412                    11662                    11591                    11466
     11/96                    12121                    12543                    12446                    12209
     12/96                    11994                    12295                    12245                    11984
      1/97                    12697                    13062                    12971                    12639
      2/97                    12649                    13165                    13021                    12624
      3/97                    11899                    12625                    12434                    12084
      4/97                    12489                    13378                    13107                    12753
      5/97                    13438                    14196                    13946                    13527
      6/97                    13997                    14827                    14524                    14114
      7/97                    15258                    16006                    15713                    15228
      8/97                    14532                    15110                    14972                    14454
      9/97                    15418                    15937                    15793                    15198
     10/97                    14748                    15406                    15281                    14729
     11/97                    15011                    16118                    15944                    15210
     12/97                    15079                    16395                    16267                    15486
      1/98                    15191                    16576                    16389                    15639
      2/98                    16142                    17771                    17557                    16748
      3/98                    16892                    18680                    18442                    17576
      4/98                    16868                    18871                    18632                    17754
      5/98                    16421                    18547                    18229                    17451
      6/98                    17252                    19300                    18904                    18280
      7/98                    17268                    19096                    18676                    18132
      8/98                    14479                    16337                    15885                    15418
      9/98                    15222                    17385                    16954                    16185
     10/98                    16548                    18797                    18294                    17399
     11/98                    17635                    19936                    19426                    18433
     12/98                    19252                    21084                    20663                    19657
      1/99                    20297                    21965                    21401                    20345
      2/99                    19520                    21282                    20721                    19716
      3/99                    20842                    22134                    21515                    20510
      4/99                    21133                    22991                    22415                    21059
      5/99                    20565                    22448                    21931                    20500
      6/99                    22056                    23691                    23048                    21644
      7/99                    21244                    22954                    22344                    21009
      8/99                    21227                    22841                    22135                    20795
      9/99                    20960                    22215                    21526                    20232
     10/99                    22215                    23621                    22974                    21471
     11/99                    23139                    24101                    23565                    21998
     12/99                    25842                    25518                    24984                    23461
      1/00                    24886                    24236                    23961                    22512
      2/00                    25737                    23778                    23897                    22505
      3/00                    27986                    26103                    26075                    24462
      4/00                    26136                    25318                    25206                    23663
      5/00                    24673                    24799                    24554                    23060
      6/00                    26129                    25409                    25180                    23904
      7/00                    26186                    25012                    24761                    23532
      8/00                    28273                    26565                    26594                    25155
      9/00                    26390                    25163                    25360                    23816
     10/00                    25303                    25056                    25054                    23540
     11/00                    21695                    23082                    22763                    21470
     12/00                    22081                    23196                    23038                    21732
      1/01                    23026                    24018                    23796                    22348
      2/01                    19687                    21829                    21577                    20268
      3/01                    17571                    20447                    20144                    19024
      4/01                    19586                    22035                    21762                    20470
      5/01                    19619                    22183                    21909                    20585
      6/01                    18988                    21643                    21414                    20038
      7/01                    18304                    21430                    21122                    19748
      8/01                    16845                    20090                    19835                    18585
      9/01                    14898                    18468                    18153                    17174
     10/01                    15555                    18820                    18530                    17579
     11/01                    16989                    20263                    19957                    18731
     12/01                    17040                    20441                    20170                    18943
      1/02                    16728                    20143                    19914                    18644
      2/02                    16551                    19754                    19517                    18332
      3/02                    17234                    20497                    20319                    18956
      4/02                    16669                    19255                    19155                    17964
      5/02                    16661                    19114                    18986                    17834
      6/02                    15783                    17753                    17585                    16602
      7/02                    14534                    16369                    16284                    15368
      8/02                    14686                    16476                    16369                    15495
      9/02                    13564                    14687                    14611                    13990
     10/02                    14323                    15979                    15825                    15077
     11/02                    15015                    16918                    16751                    15750
     12/02                    14384                    15925                    15803                    14921
      1/03                    13910                    15509                    15420                    14529
      2/03                    13613                    15276                    15181                    14336
      3/03                    13681                    15423                    15338                    14457
      4/03                    14656                    16693                    16577                    15522
      5/03                    15637                    17572                    17522                    16275
      6/03                    15774                    17796                    17752                    16435
      7/03                    15994                    18110                    18106                    16695
      8/03                    16418                    18463                    18473                    17017
      9/03                    16164                    18267                    18284                    16797
     10/03                    16705                    19300                    19356                    17619
     11/03                    17053                    19470                    19588                    17767
     12/03                    17898                    20490                    20526                    18622
      1/04                    18095                    20866                    20917                    18885
      2/04                    18421                    21156                    21206                    19108
      3/04                    17985                    20837                    20917                    18808
      4/04                    18155                    20510                    20539                    18516
      5/04                    18284                    20791                    20835                    18704
      6/04                    18626                    21195                    21211                    19039
      7/04                    18045                    20494                    20466                    18365
      8/04                    17995                    20576                    20567                    18377
      9/04                    18149                    20799                    20826                    18587
     10/04                    18354                    21117                    21162                    18839
     11/04                    18876                    21971                    22068                    19554
     12/04                    19506                    22718                    22867                    20165
      1/05                    19083                    22165                    22291                    19709
      2/05                    19713                    22631                    22792                    20077
      3/05                    19385                    22230                    22432                    19709
      4/05                    18988                    21809                    22018                    19270
      5/05                    19221                    22502                    22798                    19894
      6/05                    19316                    22535                    22892                    19962
      7/05                    19997                    23372                    23782                    20672
      8/05                    19927                    23159                    23576                    20483
      9/05                    20083                    23347                    23795                    20720
     10/05                    19617                    22957                    23378                    20471
     11/05                    20411                    23825                    24268                    21256
     12/05                    20542                    23833                    24300                    21318

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee            This chart, which is a logarithmic           segment represents a doubling, or 100%
comparable future results.                   chart, presents the fluctuations in the      change, in the value of the investment.
                                             value of the Fund and its indexes. We        In other words, the space between $5,000
                                             believe that a logarithmic chart is more     and $10,000 is the same size as the
                                             effective than other types of charts in      space between $10,000 and $20,000, and
                                             illustrating changes in value during the     the space between $10,000 and $20,000 is
                                             early years shown in the chart. The          the same as that between $20,000 and
                                             vertical axis, the one that indicates        $40,000, and so on.
                                             the dollar value of an investment, is
                                             constructed with each segment
                                             representing a percent change in the
                                             value of the investment. In this chart,
                                             each

                                       4

AIM V.I. CORE EQUITY FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS                 12b-1 FEES APPLICABLE TO THE SERIES II       FIGURES GIVEN REPRESENT THE FUND AND ARE
                                             SHARES. THE SERIES I AND SERIES II           NOT INTENDED TO REFLECT ACTUAL VARIABLE
As of 12/31/05                               SHARES INVEST IN THE SAME PORTFOLIO OF       PRODUCT VALUES. THEY DO NOT REFLECT
                                             SECURITIES AND WILL HAVE SUBSTANTIALLY       SALES CHARGES, EXPENSES AND FEES
SERIES I SHARES                              SIMILAR PERFORMANCE, EXCEPT TO THE           ASSESSED IN CONNECTION WITH A VARIABLE
Inception (5/2/94)                 9.06%     EXTENT THAT EXPENSES BORNE BY EACH CLASS     PRODUCT. SALES CHARGES, EXPENSES AND
10 Years                           7.46      DIFFER.                                      FEES, WHICH ARE DETERMINED BY THE
 5 Years                          -1.44                                                   VARIABLE PRODUCT ISSUERS, WILL VARY AND
 1 Year                            5.31         THE PERFORMANCE DATA QUOTED REPRESENT     WILL LOWER THE TOTAL RETURN.
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
SERIES II SHARES                             COMPARABLE FUTURE RESULTS; CURRENT              PER NASD REQUIREMENTS, THE MOST
10 Years                           7.20%     PERFORMANCE MAY BE LOWER OR HIGHER.          RECENT MONTH-END PERFORMANCE DATA AT THE
 5 Years                          -1.68      PLEASE CONTACT YOUR VARIABLE PRODUCT         FUND LEVEL, EXCLUDING VARIABLE PRODUCT
 1 Year                            5.08      ISSUER OR FINANCIAL ADVISOR FOR THE MOST     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
                                             RECENT MONTH-END VARIABLE PRODUCT            INFORMATION LINE, 866-702-4402. AS
========================================     PERFORMANCE. PERFORMANCE FIGURES REFLECT     MENTIONED ABOVE, FOR THE MOST RECENT
                                             FUND EXPENSES, REINVESTED DISTRIBUTIONS      MONTH-END PERFORMANCE INCLUDING VARIABLE
CUMULATIVE TOTAL RETURNS                     AND CHANGES IN NET ASSET VALUE.              PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             INVESTMENT RETURN AND PRINCIPAL VALUE        VARIABLE PRODUCT ISSUER OR FINANCIAL
Six months ended 12/31/05                    WILL FLUCTUATE SO THAT YOU MAY HAVE A        ADVISOR.
Series I                           6.35%     GAIN OR LOSS WHEN YOU SELL SHARES.
Series II                          6.21
                                                AIM V.I. CORE EQUITY FUND, A SERIES
========================================     PORTFOLIO OF AIM VARIABLE INSURANCE
                                             FUNDS, IS CURRENTLY OFFERED THROUGH
RETURNS SINCE OCTOBER 24, 2001, THE          INSURANCE COMPANIES ISSUING VARIABLE
INCEPTION DATE OF SERIES II SHARES, ARE      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
HISTORICAL. ALL OTHER RETURNS ARE THE        THE FUND DIRECTLY. PERFORMANCE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF THE FUND'S SERIES II
SHARES SINCE THEIR INCEPTION AND THE
RESTATED HISTORICAL PERFORMANCE OF THE
FUND'S SERIES I SHARES (FOR PERIODS
PRIOR TO INCEPTION OF THE SERIES II
SHARES) ADJUSTED TO REFLECT THE HIGHER
RULE

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund may invest up to 25% of its            The unmanaged LIPPER LARGE-CAP CORE       principles require adjustments to be
assets in the securities of non-U.S.         FUND INDEX represents an average of the      made to the net assets of the Fund at
issuers. International investing             performance of the 30 largest                period end for financial reporting
presents certain risks not associated        large-capitalization core equity funds       purposes, and as such, the net asset
with investing solely in the United          tracked by Lipper, Inc., an independent      values for shareholder transactions and
States. These include risks relating to      mutual fund performance monitor.             the returns based on those net asset
fluctuations in the value of the U.S.                                                     values may differ from the net asset
dollar relative to the values of other          The Fund is not managed to track the      values and returns reported in the
currencies, the custody arrangements         performance of any particular index,         Financial Highlights. Additionally, the
made for the Fund's foreign holdings,        including the indexes defined here, and      returns and net asset values shown
differences in accounting, political         consequently, the performance of the         throughout this report are at the Fund
risks and the lesser degree of public        Fund may deviate significantly from the      level only and do not include variable
information required to be provided by       performance of the indexes.                  product issuer charges. If such charges
non-U.S. companies.                                                                       were included, the total returns would
                                                A direct investment cannot be made in     be lower.
ABOUT INDEXES USED IN THIS REPORT            an index. Unless otherwise indicated,
                                             index results include reinvested                Industry classifications used in this
The unmanaged Standard & Poor's              dividends, and they do not reflect sales     report are generally according to the
Composite Index of 500 Stocks (the S&P       charges. Performance of an index of          Global Industry Classification Standard,
500--REGISTERED TRADEMARK-- INDEX) is an     funds reflects fund expenses;                which was developed by and is the
index of common stocks frequently used       performance of a market index does not.      exclusive property and a service mark of
as a general measure of U.S. stock                                                        Morgan Stanley Capital International
market performance.                          OTHER INFORMATION                            Inc. and Standard & Poor's.

   The unmanaged RUSSELL                     The returns shown in management's
1000--REGISTERED TRADEMARK-- INDEX           discussion of Fund performance are based
represents the performance of the stocks     on net asset values calculated for
of large-capitalization companies.           shareholder transactions. Generally
                                             accepted accounting

AIM V.I. CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      ACTUAL EXPENSES                              total returns at net asset value after
                                                                                          expenses for the six months ended
As a shareholder of the Fund, you incur      The table below provides information         December 31, 2005, appear in the table
ongoing costs, including management          about actual account values and actual       "Cumulative Total Returns" on Page 5.
fees; distribution and/or service fees       expenses. You may use the information in
(12b-1); and other Fund expenses. This       this table, together with the amount you        The hypothetical account values and
example is intended to help you              invested, to estimate the expenses that      expenses may not be used to estimate the
understand your ongoing costs (in            you paid over the period. Simply divide      actual ending account balance or
dollars) of investing in the Fund and to     your account value by $1,000 (for            expenses you paid for the period. You
compare these costs with ongoing costs       example, an $8,600 account value divided     may use this information to compare the
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          ongoing costs of investing in the Fund
example is based on an investment of         result by the number in the table under      and other funds. To do so, compare this
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        5% hypothetical example with the 5%
period and held for the entire period        Paid During Period" to estimate the          hypothetical examples that appear in the
July 1, 2005, through December 31, 2005.     expenses you paid on your account during     shareholder reports of the other funds.
                                             this period.
   The actual and hypothetical expenses                                                      Please note that the expenses shown
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON          in the table are meant to highlight your
the effect of any fees or other expenses     PURPOSES                                     ongoing costs. Therefore, the
assessed in connection with a variable                                                    hypothetical information is useful in
product; if they did, the expenses shown     The table below also provides                comparing ongoing costs, and will not
would be higher while the ending account     information about hypothetical account       help you determine the relative total
values shown would be lower.                 values and hypothetical expenses based       costs of owning different funds.
                                             on the Fund's actual expense ratio and
                                             an assumed rate of return of 5% per year
                                             before expenses, which is not the Fund's
                                             actual return. The Fund's actual
                                             cumulative

====================================================================================================================================

                                                     ACTUAL                       HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING             ENDING            EXPENSES         ENDING             EXPENSES         ANNUALIZED
 SHARE            ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING    ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS             (7/01/05)          (12/31/05)(1)         PERIOD(2)       (12/31/05)          PERIOD(2)           RATIO
Series I           $1,000.00            $1,063.50             $4.68         $1,020.67            $4.58              0.90%
Series II           1,000.00             1,062.10              5.98          1,019.41             5.85              1.15

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. CORE EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     unaffiliated mutual fund were higher
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               than the advisory fee rate for the Fund.
the management of AIM V.I. Core Equity       credentials and experience of the            The Board noted that AIM has agreed to
Fund (the "Fund") and, as required by        officers and employees of AIM who will       waive advisory fees of the Fund and to
law, determines annually whether to          provide investment advisory services to      limit the Fund's total operating
approve the continuance of the Fund's        the Fund. In reviewing the                   expenses, as discussed below. Based on
advisory agreement with A I M Advisors,      qualifications of AIM to provide             this review, the Board concluded that
Inc. ("AIM"). Based upon the                 investment advisory services, the Board      the advisory fee rate for the Fund under
recommendation of the Investments            reviewed the qualifications of AIM's         the Advisory Agreement was fair and
Committee of the Board, which is             investment personnel and considered such     reasonable.
comprised solely of independent              issues as AIM's portfolio and product
trustees, at a meeting held on June 30,      review process, various back office          o Fees relative to those of comparable
2005, the Board, including all of the        support functions provided by AIM and        funds with other advisors. The Board
independent trustees, approved the           AIM's equity and fixed income trading        reviewed the advisory fee rate for the
continuance of the advisory agreement        operations. Based on the review of these     Fund under the Advisory Agreement. The
(the "Advisory Agreement") between the       and other factors, the Board concluded       Board compared effective contractual
Fund and AIM for another year, effective     that the quality of services to be           advisory fee rates at a common asset
July 1, 2005.                                provided by AIM was appropriate and that     level and noted that the Fund's rate was
                                             AIM currently is providing satisfactory      above the median rate of the funds
    The Board considered the factors         services in accordance with the terms of     advised by other advisors with
discussed below in evaluating the            the Advisory Agreement.                      investment strategies comparable to
fairness and reasonableness of the                                                        those of the Fund that the Board
Advisory Agreement at the meeting on         o The performance of the Fund relative       reviewed. The Board noted that AIM has
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed      agreed to waive advisory fees of the
ongoing oversight of the Fund. In their      the performance of the Fund during the       Fund and to limit the Fund's total
deliberations, the Board and the             past one, three and five calendar years      operating expenses, as discussed below.
independent trustees did not identify        against the performance of funds advised     Based on this review, the Board
any particular factor that was               by other advisors with investment            concluded that the advisory fee rate for
controlling, and each trustee attributed     strategies comparable to those of the        the Fund under the Advisory Agreement
different weights to the various             Fund. The Board noted that the Fund's        was fair and reasonable.
factors.                                     performance was below the median
                                             performance of such comparable funds for     o Expense limitations and fee waivers.
    One of the responsibilities of the       the one and five year periods and above      The Board noted that AIM has
Senior Officer of the Fund, who is           such median performance for the three        contractually agreed to waive advisory
independent of AIM and AIM's affiliates,     year period. Based on this review, the       fees of the Fund through June 30, 2006
is to manage the process by which the        Board concluded that no changes should       to the extent necessary so that the
Fund's proposed management fees are          be made to the Fund and that it was not      advisory fees payable by the Fund do not
negotiated to ensure that they are           necessary to change the Fund's portfolio     exceed a specified maximum advisory fee
negotiated in a manner which is at arm's     management team at this time.                rate, which maximum rate includes
length and reasonable. To that end, the                                                   breakpoints and is based on net asset
Senior Officer must either supervise a       o The performance of the Fund relative       levels. The Board considered the
competitive bidding process or prepare       to indices. The Board reviewed the           contractual nature of this fee waiver
an independent written evaluation. The       performance of the Fund during the past      and noted that it remains in effect
Senior Officer has recommended an            one, three and five calendar years           until June 30, 2006. The Board noted
independent written evaluation in lieu       against the performance of the Lipper        that AIM has contractually agreed to
of a competitive bidding process and,        Large-Cap Core Index. The Board noted        waive fees and/or limit expenses of the
upon the direction of the Board, has         that the Fund's performance was              Fund through April 30, 2006 in an amount
prepared such an independent written         comparable to the performance of such        necessary to limit total annual
evaluation. Such written evaluation also     Index for the one year period, above         operating expenses to a specified
considered certain of the factors            such Index for the three year period,        percentage of average daily net assets
discussed below. In addition, as             and below such Index for the five year       for each class of the Fund. The Board
discussed below, the Senior Officer made     period. Based on this review, the Board      considered the contractual nature of
certain recommendations to the Board in      concluded that no changes should be made     this fee waiver/expense limitation and
connection with such written evaluation.     to the Fund and that it was not              noted that it remains in effect through
                                             necessary to change the Fund's portfolio     April 30, 2006. The Board considered the
    The discussion below serves as a         management team at this time.                effect these fee waivers/expense
summary of the Senior Officer's                                                           limitations would have on the Fund's
independent written evaluation and           o Meeting with the Fund's portfolio          estimated expenses and concluded that
recommendations to the Board in              managers and investment personnel. With      the levels of fee waivers/expense
connection therewith, as well as a           respect to the Fund, the Board is            limitations for the Fund were fair and
discussion of the material factors and       meeting periodically with such Fund's        reasonable.
the conclusions with respect thereto         portfolio managers and/or other
that formed the basis for the Board's        investment personnel and believes that       o Breakpoints and economies of scale.
approval of the Advisory Agreement.          such individuals are competent and able      The Board reviewed the structure of the
After consideration of all of the            to continue to carry out their               Fund's advisory fee under the Advisory
factors below and based on its informed      responsibilities under the Advisory          Agreement, noting that it includes one
business judgment, the Board determined      Agreement.                                   breakpoint. The Board reviewed the level
that the Advisory Agreement is in the                                                     of the Fund's advisory fees, and noted
best interests of the Fund and its           o Overall performance of AIM. The Board      that such fees, as a percentage of the
shareholders and that the compensation       considered the overall performance of        Fund's net assets, have decreased as net
to AIM under the Advisory Agreement is       AIM in providing investment advisory and     assets increased because the Advisory
fair and reasonable and would have been      portfolio administrative services to the     Agreement includes a breakpoint. The
obtained through arm's length                Fund and concluded that such performance     Board noted that AIM has contractually
negotiations.                                was satisfactory.                            agreed to waive advisory fees of the
                                                                                          Fund through June 30, 2006 to the extent
o The nature and extent of the advisory      o Fees relative to those of clients of       necessary so that the advisory fees
services to be provided by AIM. The          AIM with comparable investment               payable by the Fund do not exceed a
Board reviewed the services to be            strategies. The Board reviewed the           specified maximum advisory fee rate,
provided by AIM under the Advisory           advisory fee rate for the Fund under the     which maximum rate includes breakpoints
Agreement. Based on such review, the         Advisory Agreement. The Board noted that     and is based on net asset levels. The
Board concluded that the range of            this rate (i) was comparable to the          Board concluded that the Fund's fee
services to be provided by AIM under the     advisory fee rates for a mutual fund         levels under the Advisory Agreement
Advisory Agreement was appropriate and       advised by AIM with investment               therefore reflect economies of scale and
that AIM currently is providing services     strategies comparable to those of the        that it was not necessary to change the
in accordance with the terms of the          Fund; and (ii) was higher than the           advisory fee breakpoints in the Fund's
Advisory Agreement.                          sub-advisory fee rates for an                advisory fee schedule.
                                             unaffiliated mutual fund for which an
                                             AIM affiliate serves as sub-advisor,
                                             although the total management fees paid
                                             by such

                                                                                                                         (continued)

AIM V.I. CORE EQUITY FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized
the fact that uninvested cash and cash       by AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested       arrangements, brokerage commissions paid
in money market funds advised by AIM         by the Fund and/or other funds advised
pursuant to the terms of an SEC              by AIM are used to pay for research and
exemptive order. The Board found that        execution services. This research is
the Fund may realize certain benefits        used by AIM in making investment
upon investing cash balances in AIM          decisions for the Fund. The Board
advised money market funds, including a      concluded that such arrangements were
higher net return, increased liquidity,      appropriate.
increased diversification or decreased
transaction costs. The Board also found      o AIM's financial soundness in light of
that the Fund will not receive reduced       the Fund's needs. The Board considered
services if it invests its cash balances     whether AIM is financially sound and has
in such money market funds. The Board        the resources necessary to perform its
noted that, to the extent the Fund           obligations under the Advisory
invests in affiliated money market           Agreement, and concluded that AIM has
funds, AIM has voluntarily agreed to         the financial resources necessary to
waive a portion of the advisory fees it      fulfill its obligations under the
receives from the Fund attributable to       Advisory Agreement.
such investment. The Board further
determined that the proposed securities      o Historical relationship between the
lending program and related procedures       Fund and AIM. In determining whether to
with respect to the lending Fund is in       continue the Advisory Agreement for the
the best interests of the lending Fund       Fund, the Board also considered the
and its respective shareholders. The         prior relationship between AIM and the
Board therefore concluded that the           Fund, as well as the Board's knowledge
investment of cash collateral received       of AIM's operations, and concluded that
in connection with the securities            it was beneficial to maintain the
lending program in the money market          current relationship, in part, because
funds according to the procedures is in      of such knowledge. The Board also
the best interests of the lending Fund       reviewed the general nature of the
and its respective shareholders.             non-investment advisory services
                                             currently performed by AIM and its
o Independent written evaluation and         affiliates, such as administrative,
recommendations of the Fund's Senior         transfer agency and distribution
Officer. The Board noted that, upon          services, and the fees received by AIM
their direction, the Senior Officer of       and its affiliates for performing such
the Fund, who is independent of AIM and      services. In addition to reviewing such
AIM's affiliates, had prepared an            services, the trustees also considered
independent written evaluation in order      the organizational structure employed by
to assist the Board in determining the       AIM and its affiliates to provide those
reasonableness of the proposed               services. Based on the review of these
management fees of the AIM Funds,            and other factors, the Board concluded
including the Fund. The Board noted that     that AIM and its affiliates were
the Senior Officer's written evaluation      qualified to continue to provide
had been relied upon by the Board in         non-investment advisory services to the
this regard in lieu of a competitive         Fund, including administrative, transfer
bidding process. In determining whether      agency and distribution services, and
to continue the Advisory Agreement for       that AIM and its affiliates currently
the Fund, the Board considered the           are providing satisfactory
Senior Officer's written evaluation and      non-investment advisory services.
the recommendation made by the Senior
Officer to the Board that the Board          o Other factors and current trends. In
consider implementing a process to           determining whether to continue the
assist them in more closely monitoring       Advisory Agreement for the Fund, the
the performance of the AIM Funds. The        Board considered the fact that AIM,
Board concluded that it would be             along with others in the mutual fund
advisable to implement such a process as     industry, is subject to regulatory
soon as reasonably practicable.              inquiries and litigation related to a
                                             wide range of issues. The Board also
o Profitability of AIM and its               considered the governance and compliance
affiliates. The Board reviewed               reforms being undertaken by AIM and its
information concerning the profitability     affiliates, including maintaining an
of AIM's (and its affiliates')               internal controls committee and
investment advisory and other activities     retaining an independent compliance
and its financial condition. The Board       consultant, and the fact that AIM has
considered the overall profitability of      undertaken to cause the Fund to operate
AIM, as well as the profitability of AIM     in accordance with certain governance
in connection with managing the Fund.        policies and practices. The Board
The Board noted that AIM's operations        concluded that these actions indicated a
remain profitable, although increased        good faith effort on the part of AIM to
expenses in recent years have reduced        adhere to the highest ethical standards,
AIM's profitability. Based on the review     and determined that the current
of the profitability of AIM's and its        regulatory and litigation environment to
affiliates' investment advisory and          which AIM is subject should not prevent
other activities and its financial           the Board from continuing the Advisory
condition, the Board concluded that the      Agreement for the Fund.
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-82.81%

AEROSPACE & DEFENSE-1.51%

Northrop Grumman Corp.                           314,567   $   18,908,622
=========================================================================

APPAREL RETAIL-0.55%

TJX Cos., Inc. (The)                             295,751        6,870,296
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.38%

Bank of New York Co., Inc. (The)                 541,384       17,243,080
=========================================================================

BIOTECHNOLOGY-1.05%

Amgen Inc.(a)                                    167,000       13,169,620
=========================================================================

BUILDING PRODUCTS-1.06%

Masco Corp.                                      438,822       13,248,036
=========================================================================

COMMUNICATIONS EQUIPMENT-1.90%

Cisco Systems, Inc.(a)                         1,387,000       23,745,440
=========================================================================

COMPUTER HARDWARE-1.32%

International Business Machines Corp.            200,258       16,461,208
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.51%

Lexmark International, Inc.-Class A(a)           421,600       18,900,328
=========================================================================

DIVERSIFIED BANKS-1.05%

Bank of America Corp.                            284,523       13,130,736
=========================================================================

ELECTRIC UTILITIES-0.98%

FPL Group, Inc.                                  295,000       12,260,200
=========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.46%

Waste Management, Inc.                           602,302       18,279,866
=========================================================================

FOOD RETAIL-1.27%

Kroger Co. (The)(a)                              841,451       15,886,595
=========================================================================

HOMEFURNISHING RETAIL-1.01%

Bed Bath & Beyond Inc.(a)                        349,954       12,650,837
=========================================================================

INDUSTRIAL CONGLOMERATES-4.09%

General Electric Co.                             492,386       17,258,129
-------------------------------------------------------------------------
Tyco International Ltd.                        1,172,845       33,848,307
=========================================================================
                                                               51,106,436
=========================================================================

INDUSTRIAL MACHINERY-1.02%

Dover Corp.                                      314,761       12,744,673
=========================================================================

INSURANCE BROKERS-1.02%

Marsh & McLennan Cos., Inc.                      402,000       12,767,520
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


INTEGRATED OIL & GAS-3.80%

Exxon Mobil Corp.                                546,771   $   30,712,127
-------------------------------------------------------------------------
Murphy Oil Corp.                                 312,377       16,865,234
=========================================================================
                                                               47,577,361
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.75%

AT&T Inc.                                        909,513       22,273,973
-------------------------------------------------------------------------
Verizon Communications Inc.                      401,812       12,102,577
=========================================================================
                                                               34,376,550
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.83%

Merrill Lynch & Co., Inc.                        261,396       17,704,351
-------------------------------------------------------------------------
Morgan Stanley                                   311,204       17,657,715
=========================================================================
                                                               35,362,066
=========================================================================

IT CONSULTING & OTHER SERVICES-1.09%

Accenture Ltd.-Class A                           470,215       13,575,107
=========================================================================

MOVIES & ENTERTAINMENT-1.93%

News Corp.-Class A                             1,157,000       17,991,350
-------------------------------------------------------------------------
Walt Disney Co. (The)                            256,000        6,136,320
=========================================================================
                                                               24,127,670
=========================================================================

MULTI-LINE INSURANCE-2.40%

American International Group, Inc.               248,000       16,921,040
-------------------------------------------------------------------------
Genworth Financial Inc.-Class A                  377,000       13,036,660
=========================================================================
                                                               29,957,700
=========================================================================

OFFICE ELECTRONICS-2.29%

Xerox Corp.(a)                                 1,954,600       28,634,890
=========================================================================

OIL & GAS DRILLING-1.16%

Nabors Industries Ltd.(a)(b)                     191,200       14,483,400
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.97%

BJ Services Co.(b)                               738,000       27,062,460
-------------------------------------------------------------------------
Schlumberger Ltd.                                141,037       13,701,745
-------------------------------------------------------------------------
Smith International, Inc.                        575,441       21,354,616
=========================================================================
                                                               62,118,821
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.06%

Apache Corp.                                     192,800       13,210,656
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.33%

Citigroup Inc.                                   343,800       16,684,614
=========================================================================

                           AIM V.I. CORE EQUITY FUND


                                                SHARES         VALUE
-------------------------------------------------------------------------

PACKAGED FOODS & MEATS-2.70%

Campbell Soup Co.                                306,620   $    9,128,077
-------------------------------------------------------------------------
ConAgra Foods, Inc.                              298,000        6,043,440
-------------------------------------------------------------------------
General Mills, Inc.                              378,197       18,652,676
=========================================================================
                                                               33,824,193
=========================================================================

PERSONAL PRODUCTS-2.58%

Avon Products, Inc.                              498,000       14,217,900
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             540,326       18,090,114
=========================================================================
                                                               32,308,014
=========================================================================

PHARMACEUTICALS-7.58%

Bristol-Myers Squibb Co.                         839,000       19,280,220
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     462,400       18,810,432
-------------------------------------------------------------------------
Merck & Co. Inc.                               1,241,800       39,501,658
-------------------------------------------------------------------------
Wyeth                                            372,050       17,140,344
=========================================================================
                                                               94,732,654
=========================================================================

PROPERTY & CASUALTY INSURANCE-8.31%

ACE Ltd.                                         350,865       18,750,226
-------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                   375       33,232,500
-------------------------------------------------------------------------
Chubb Corp. (The)                                181,111       17,685,489
-------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)              380,845       17,012,346
-------------------------------------------------------------------------
XL Capital Ltd.-Class A                          255,698       17,228,931
=========================================================================
                                                              103,909,492
=========================================================================

PUBLISHING-1.27%

Gannett Co., Inc.                                262,554       15,902,896
=========================================================================

RAILROADS-1.34%

Union Pacific Corp.                              207,700       16,721,927
=========================================================================

REGIONAL BANKS-2.08%

Fifth Third Bancorp                              329,400       12,424,968
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                        495,232       13,549,548
=========================================================================
                                                               25,974,516
=========================================================================

SEMICONDUCTORS-3.71%

Analog Devices, Inc.                             484,313       17,372,307
-------------------------------------------------------------------------
Intel Corp.                                      688,500       17,184,960
-------------------------------------------------------------------------
Xilinx, Inc.                                     469,500       11,836,095
=========================================================================
                                                               46,393,362
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


SOFT DRINKS-1.26%

Coca-Cola Co. (The)                              391,909   $   15,797,852
=========================================================================

SYSTEMS SOFTWARE-4.19%

Computer Associates International, Inc.          582,838       16,430,203
-------------------------------------------------------------------------
Microsoft Corp.                                1,374,700       35,948,405
=========================================================================
                                                               52,378,608
=========================================================================
    Total Domestic Common Stocks (Cost
      $927,798,119)                                         1,035,425,842
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-15.75%

ARGENTINA-0.49%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)                                       53,428        6,117,506
=========================================================================

FINLAND-1.52%

Nokia Oyj-ADR (Communications Equipment)       1,037,783       18,991,429
=========================================================================

FRANCE-1.84%

TOTAL S.A. (Integrated Oil & Gas)(c)              91,278       22,971,767
=========================================================================

ISRAEL-1.49%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              433,022       18,624,276
=========================================================================

JAPAN-0.54%

Nintendo Co., Ltd. (Home Entertainment
  Software)(c)                                    55,500        6,746,533
=========================================================================

NETHERLANDS-5.45%

Heineken N.V. (Brewers)(a)(c)                    691,249       21,907,958
-------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                         961,100       29,867,204
-------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(c)        240,000       16,435,719
=========================================================================
                                                               68,210,881
=========================================================================

SWITZERLAND-0.53%

UBS A.G. (Diversified Capital Markets)            70,000        6,664,384
=========================================================================

UNITED KINGDOM-3.89%

Barclays PLC (Diversified Banks)               1,244,899       13,086,696
-------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                       1,295,000       12,243,121
-------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)        461,800       23,311,664
=========================================================================
                                                               48,641,481
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $166,518,648)                           196,968,257
=========================================================================

                           AIM V.I. CORE EQUITY FUND


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE           VALUE
-------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.00%

OIL & GAS DRILLING-0.00%

Nabors Industries Ltd.                           1,310      $60.0       Jan-06     $        1,441
=================================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.00%

BJ Services Co.                                  5,300       27.5       Jan-06                  0
=================================================================================================
    Total Put Options Purchased
      (Cost $1,207,781)                                                                     1,441
=================================================================================================


                                                SHARES         VALUE
-------------------------------------------------------------------------
MONEY MARKET FUNDS-1.63%

Liquid Assets Portfolio-Institutional
  Class(d)                                     10,200,588  $   10,200,588
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    10,200,588      10,200,588
=========================================================================
    Total Money Market Funds (Cost
      $20,401,176)                                             20,401,176
=========================================================================
TOTAL INVESTMENTS-100.19% (Cost
  $1,115,925,724)                                           1,252,796,716
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.19%)                          (2,409,837)
=========================================================================
NET ASSETS-100.00%                                         $1,250,386,879
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1I and Note 8.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $68,061,977, which represented 5.44% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $1,095,524,548)    $1,232,395,540
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $20,401,176)                               20,401,176
=============================================================
    Total investments (cost $1,115,925,724)     1,252,796,716
=============================================================
Foreign currencies, at value (cost $18,742)            18,752
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                     11,437
-------------------------------------------------------------
  Dividends                                         1,704,960
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 98,673
-------------------------------------------------------------
Other assets                                           99,106
=============================================================
    Total assets                                1,254,729,644
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,293,380
-------------------------------------------------------------
  Options written, at value (premiums
    received $703,775)                              1,944,868
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  185,820
-------------------------------------------------------------
Accrued administrative services fees                  886,199
-------------------------------------------------------------
Accrued distribution fees-Series II                     2,391
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                218
-------------------------------------------------------------
Accrued transfer agent fees                             2,006
-------------------------------------------------------------
Accrued operating expenses                             27,883
=============================================================
    Total liabilities                               4,342,765
=============================================================
Net assets applicable to shares outstanding    $1,250,386,879
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,309,481,431
-------------------------------------------------------------
Undistributed net investment income                 7,410,542
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (202,233,465)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       135,728,371
=============================================================
                                               $1,250,386,879
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,246,528,951
_____________________________________________________________
=============================================================
Series II                                      $    3,857,928
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           53,158,035
_____________________________________________________________
=============================================================
Series II                                             165,382
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        23.45
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        23.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $396,261)                                      $ 23,913,699
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $89,868, after compensation to counterparties
  of $166,515)                                      2,848,267
=============================================================
    Total investment income                        26,761,966
=============================================================

EXPENSES:

Advisory fees                                       8,283,089
-------------------------------------------------------------
Administrative services fees                        3,555,685
-------------------------------------------------------------
Custodian fees                                        104,719
-------------------------------------------------------------
Distribution fees-Series II                             9,800
-------------------------------------------------------------
Transfer agent fees                                    24,048
-------------------------------------------------------------
Trustees' and officer's fees and benefits              56,245
-------------------------------------------------------------
Other                                                 124,185
=============================================================
    Total expenses                                 12,157,771
=============================================================
Less: Fees waived                                     (24,520)
=============================================================
    Net expenses                                   12,133,251
=============================================================
Net investment income                              14,628,715
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains from
    securities sold to affiliates of $689,175)    109,897,698
-------------------------------------------------------------
  Foreign currencies                                   (9,393)
=============================================================
                                                  109,888,305
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (56,991,544)
-------------------------------------------------------------
  Foreign currencies                                     (635)
-------------------------------------------------------------
  Option contracts written                         (1,241,093)
=============================================================
                                                  (58,233,272)
=============================================================
Net gain from investment securities, foreign
  currencies and
  option contracts                                 51,655,033
=============================================================
Net increase in net assets resulting from
  operations                                     $ 66,283,748
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   14,628,715    $   18,752,512
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   109,888,305        97,933,629
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    (58,233,272)       10,319,904
==============================================================================================
    Net increase in net assets resulting from operations          66,283,748       127,006,045
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (18,751,304)      (14,182,082)
----------------------------------------------------------------------------------------------
  Series II                                                          (48,282)          (32,455)
==============================================================================================
    Decrease in net assets resulting from distributions          (18,799,586)      (14,214,537)
==============================================================================================
Share transactions-net:
  Series I                                                      (288,279,283)     (180,502,395)
----------------------------------------------------------------------------------------------
  Series II                                                         (453,871)           63,621
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (288,733,154)     (180,438,774)
==============================================================================================
    Net increase (decrease) in net assets                       (241,248,992)      (67,647,266)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,491,635,871     1,559,283,137
==============================================================================================
  End of year (including undistributed net investment income
    of $7,410,542 and $11,590,806, respectively)              $1,250,386,879    $1,491,635,871
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                           AIM V.I. CORE EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument

                           AIM V.I. CORE EQUITY FUND
     may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.65%
---------------------------------------------------------------------
Over $250 million                                               0.60%
 ____________________________________________________________________
=====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) Rule 12b-1 plan fees, if any (ii) interest; (iii) taxes; (iv) dividend expense on short sales;
(v) extraordinary items; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $24,520.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $322,726 for accounting and fund administrative services and reimbursed $3,232,959 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $24,048.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $9,800.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                           AIM V.I. CORE EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 66,319,755      $191,333,659      $(247,452,826)        $   --         $10,200,588     $1,373,820      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            66,319,755       191,333,659       (247,452,826)            --          10,200,588      1,384,579          --
===================================================================================================================================
  Subtotal       $132,639,510      $382,667,318      $(494,905,652)        $   --         $20,401,176     $2,758,399      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $         --      $ 34,389,740      $ (34,389,740)        $   --         $        --     $   22,505      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             4,769,488        54,918,795        (59,688,283)            --                  --         67,363          --
===================================================================================================================================
  Subtotal       $  4,769,488      $ 89,308,535      $ (94,078,023)        $   --         $        --     $   89,868      $   --
===================================================================================================================================
  Total          $137,408,998      $471,975,853      $(588,983,675)        $   --         $20,401,176     $2,848,267      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $15,583,781 and sales of $7,413,198, which resulted in net realized gains of $689,175.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $9,349 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties

                           AIM V.I. CORE EQUITY FUND
to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, there were no securities on loan to brokers. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $89,868 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8 -- OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         6,610       703,775
===================================================================================
End of year                                                     6,610      $703,775
___________________________________________________________________________________
===================================================================================

                                             OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS      VALUE        APPRECIATION
                                                       MONTH      PRICE     CONTRACTS    RECEIVED     12/31/05     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                        Jan-06      $35        5,300      $377,175    $1,114,590     $  (737,415)
---------------------------------------------------------------------------------------------------------------------------------
Nabors Industries Ltd.                                 Jan-06       70        1,310       326,600       830,278        (503,678)
=================================================================================================================================
                                                                              6,610      $703,775    $1,944,868     $(1,241,093)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $18,799,586    $14,214,537
________________________________________________________________________________________
========================================================================================

                           AIM V.I. CORE EQUITY FUND

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $   14,723,880
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           113,818,377
----------------------------------------------------------------------------
Temporary book/tax differences                                      (158,239)
----------------------------------------------------------------------------
Capital loss carryforward                                       (187,377,082)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (101,488)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,309,481,431
============================================================================
Total net assets                                              $1,250,386,879
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(635), option contracts written of $(1,241,093) and excludes remaining proceeds to be received on Candescent Technologies Corp. of $99,107.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $108,878,170 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $166,159,229
-----------------------------------------------------------------------------
December 31, 2011                                                 21,217,853
=============================================================================
Total capital loss carryforward                                 $187,377,082
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $652,762,057 and $835,881,817 respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $   154,752,131
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (39,791,133)
===============================================================================
Net unrealized appreciation of investment securities           $   114,960,998
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $1,137,835,718.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income was decreased by $9,393 and undistributed net realized gain (loss) was increased by $9,393. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. CORE EQUITY FUND

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                         2005(A)                          2004
                                                              -----------------------------    ---------------------------
                                                                 SHARES          AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       5,782,887    $ 128,067,074       706,992    $  15,076,577
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         46,605        1,038,635        46,375          984,768
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                         791,528       18,751,304       633,129       14,182,082
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                          2,048           48,282         1,456           32,454
==========================================================================================================================
Reacquired:
  Series I                                                     (19,247,047)    (435,097,661)   (9,797,694)    (209,761,054)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                        (68,927)      (1,540,788)      (44,856)        (953,601)
==========================================================================================================================
                                                               (12,692,906)   $(288,733,154)   (8,454,598)   $(180,438,774)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 78% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund.. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005 and December 7, 2005, for AIM V.I. Premier Equity Fund and AIM V.I. Core Stock Fund ("Selling Funds"), respectively, Plans of Reorganization pursuant to which the Fund would acquire all of the assets of the Selling Funds, each a series of the Trust (the "Reorganizations"). Upon closing of the Reorganizations, shareholders of Selling Funds will receive a corresponding class of shares of the Fund in exchange for their shares of the Selling Funds, and the Selling Funds will cease operations.

    The Plans of Reorganization requires approval of each of the Selling Funds' shareholders. The Selling Funds currently intend to submit the Plans of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plans of Reorgasnization will be included in proxy materials to be mailed to shareholders for consideration. If the Plans of Reorganization are approved by the shareholders of Selling Funds and certain conditions required by the Plans of Reorganization are satisfied, the Reorganizations are expected to become effective on or around May 1, 2006.

                           AIM V.I. CORE EQUITY FUND

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           SERIES I
                                             ---------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                2005             2004          2003          2002          2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $    22.60       $    20.94    $    16.99    $    20.20    $    26.19
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.24(a)          0.30(b)       0.17(a)       0.12(a)       0.03(c)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.96             1.58          3.97         (3.27)        (6.01)
==================================================================================================================
    Total from investment operations               1.20             1.88          4.14         (3.15)        (5.98)
==================================================================================================================
Less dividends from net investment income         (0.35)           (0.22)        (0.19)        (0.06)        (0.01)
==================================================================================================================
Net asset value, end of period               $    23.45       $    22.60    $    20.94    $    16.99    $    20.20
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(d)                                    5.31%            8.97%        24.42%       (15.58)%      (22.83)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $1,246,529       $1,487,462    $1,555,475    $1,385,050    $1,916,875
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets            0.89%(e)         0.91%         0.81%(f)       0.78%        0.82%
==================================================================================================================
Ratio of net investment income to average
  net assets                                       1.08%(e)         1.25%(b)       0.91%        0.67%         0.12%(c)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                              52%              52%           31%          113%           73%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.23 and 0.92%, respectively.
(c) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been remained unchanged and the ratio of net investment income to average net assets would have been 0.13%.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)  Ratios are based on average daily net assets of $1,355,761,500.
(f) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 0.82%

                                                                                          SERIES II
                                                              ------------------------------------------------------------------
                                                                                                               OCTOBER 24, 2001
                                                                         YEAR ENDED DECEMBER 31,                  (DATE SALES
                                                              ---------------------------------------------      COMMENCED) TO
                                                               2005          2004        2003        2002      DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $22.48        $20.85      $16.94     $ 20.19          $18.97
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.18(a)        0.21(b)     0.12(a)     0.07(a)        (0.00)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.96           1.60        3.96       (3.26)           1.23
================================================================================================================================
    Total from investment operations                           1.14           1.81        4.08       (3.19)           1.23
================================================================================================================================
Less dividends from net investment income                     (0.29)         (0.18)      (0.17)      (0.06)          (0.01)
================================================================================================================================
Net asset value, end of period                                $23.33        $22.48      $20.85     $ 16.94          $20.19
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                5.08%          8.67%      24.15%     (15.79)%          6.49%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,858        $4,173      $3,808     $ 1,949          $  400
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                        1.14%(d)       1.16%       1.06%(e)    1.03%           1.03%(f)
================================================================================================================================
Ratio of net investment income (loss) average net assets       0.83%(d)       1.00%(b)    0.66%       0.42%          (0.10)%(f)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                          52%            52%         31%        113%             73%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.67%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(d)  Ratios are based on average daily net assets of $3,920,079.

(e) After fee waivers and/or expense reimbursements. Ratio of expense to average net assets prior to fee waivers and/or expense reimbursements was 1.07%.

(f)  Annualized.

                           AIM V.I. CORE EQUITY FUND

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of

                           AIM V.I. CORE EQUITY FUND
shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Equity Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                           AIM V.I. CORE EQUITY FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURE

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

                           AIM V.I. CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. CORE EQUITY FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                           AIM V.I. CORE EQUITY FUND

                                                        AIM V.I. CORE STOCK FUND
                               Annual Report to Shareholders o December 31, 2005



                   AIM V.I. CORE STOCK FUND seeks to provide a high total return through both growth and current income.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. CORE STOCK FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

==================================================================================
PERFORMANCE SUMMARY                       ========================================  We consider selling a stock when:
                                          FUND VS. INDEXES
For the year ended December 31, 2005,                                               o it exceeds our target price
the Fund underperformed the indexes       TOTAL RETURNS, 12/31/04--12/31/05,
against which it is compared. The         EXCLUDING VARIABLE PRODUCT ISSUER         o we have not seen a demonstrable
underperformance was driven by holdings   CHARGES. IF VARIABLE PRODUCT ISSUER       improvement in fundamentals during an
in the financials and information         CHARGES WERE INCLUDED, RETURNS WOULD BE   18- to 24-month time horizon
technology sectors.                       LOWER.
                                                                                    o there is a deterioration in company
   Your Fund's long-term performance      Series I Shares                     3.35% fundamentals
appears on Pages 4 of 5.
                                          Series II Shares                    3.05  o more compelling investment
                                                                                    opportunities exist
                                          Standard & Poor's Composite
                                          Index of 500 Stocks (S&P 500 Index)
                                          (Broad Market and                         MARKET CONDITIONS AND YOUR FUND
                                          Style-specific Index)               4.91
                                                                                    During the year, economic indicators
                                          Lipper Large-Cap Core Fund Index          were generally positive, pointing to the
                                          (Peer Group Index)                  5.72  health of the U.S. economy. Throughout
                                                                                    the year, the nation's gross domestic
                                          SOURCE: LIPPER,INC.                       product reflected continuing growth.
                                          ========================================  Corporate earnings growth was generally healthy. Manufacturing growth continued
==================================================================================  and inflation remained low. However,
HOW WE INVEST                                                                       many investors focused on the impact
                                                                                    that record-breaking energy prices and
We manage your Fund as a core fund,          We conduct quantitative research to    rising interest rates could have on
seeking to provide upside potential with  identify growing companies whose stock    consumer spending, which accounts for
a measure of protection in difficult      prices may be experiencing some           approximately two-thirds of the U.S.
markets to complement more aggressive     near-term distress. By further applying   economy.
value and growth investments.             rigorous fundamental research, including
                                          analysis of company financial statements     Most domestic equity indexes produced
   We believe a portfolio of              with a special focus on cash flow, we     single-digit returns for 2005. In the
attractively valued companies with        assess the prospects for each business    S&P 500 Index, energy and utilities were
consistent free cash flow and management  and its appreciation potential.           the highest-performing sectors,
teams that effectively allocate excess                                              providing the only double-digit sector
cash to the benefit of shareholders can      We target a well-diversified,          returns in the index. Alternatively,
outperform the market over the long       large-cap core portfolio and attempt to   consumer discretionary and
term. We believe these companies are      protect against volatility through the    telecommunication services both posted
best positioned to weather temporary      size of individual holdings and sector    negative returns for the year.
setbacks and therefore provide the        weightings. Sector exposure is
potential for both long-term capital      consistent with a core investment to         Your Fund's holdings in the health
appreciation and lower downside risk.     complement value and growth investments.  care sector accounted for the largest
                                          We may also maintain a cash position as   contribution to performance for the
                                          a means to limit volatility in certain    year. The Fund's health
                                          market environments.


========================================  ========================================  ========================================

PORTFOLIO COMPOSITION                     TOP 10 INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*

By sector                                  1. Pharmaceuticals                10.9%   1. Merck & Co. Inc.                3.2%

Financials                         21.9%   2. Property & Casualty Insurance   8.3    2. Microsoft Corp.                 2.9

Information Technology             18.0    3. Integrated Oil & Gas            5.6    3. Tyco International Ltd.         2.7

Energy                             13.2    4. Oil & Gas Equipment & Services  5.4    4. Berkshire Hathaway Inc.         2.7
                                                                                        -Class A

Health Care                        11.9    5. Packaged Foods & Meats          4.9    5. Exxon Mobil Corp.               2.4

Consumer Staples                   11.7    6. Systems Software                4.2    6. Koninklijke (Royal) Philips
                                                                                        Electronics N.V. (Netherlands)  2.4
Industrials                        10.4    7. Industrial Conglomerates        4.0
                                                                                     7. Xerox Corp.                     2.3
Consumer Discretionary              7.2    8. Semiconductors                  3.7
                                                                                     8. BJ Services Co.                 2.2
Telecommunication Services          2.7    9. Communications Equipment        3.4
                                                                                     9. Cisco Systems,Inc.              1.9
Utilities                           1.0   10. Investment Banking & Brokerage  2.8
                                                                                    10. GlaxoSmithKline PLC-ADR
Money Market Funds                                                                      (United Kingdom)                1.8
Plus Other Assets Less Liabilities  2.0   TOTAL NET ASSETS          $83.7 MILLION
                                          TOTAL NUMBER OF HOLDINGS*            72

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================  ========================================  ========================================

AIM V.I. CORE STOCK FUND

care stocks more than doubled the return  confident in their potential to achieve              RONALD S. SLOAN,
of the stocks that make up the sector in  the price targets we set for them.                   Chartered Financial Analyst,
the S&P 500 Index. This outperformance                                                [SLOAN   senior portfolio manager, is
was primarily a result of contributions      Other key detractors came from the       PHOTO]   lead portfolio manager of
from biotech stock AMGEN and              financials sector. AMERICAN                          AIM V.I. Core Stock Fund.
pharmaceutical stocks WYETH,              INTERNATIONAL GROUP (AIG) was one of the  Mr. Sloan has 35 years of experience in
GLAXOSMITHKLINE and TEVA.                 financials sector stocks owned by your    the investment industry. He joined AIM
                                          Fund at the beginning of the year. The    in 1998. Mr. Sloan attended the
   Teva, the world's leading generic      company's stock experienced a             University of Missouri, where he
drug manufacturer, was among the          significant decline due to                received both a B.S. in business
Fund's top contributors. The generic      investigations into wrongdoing on the     administration and an M.B.A.
drug business has benefited from the      part of prior company executives. The
centralized buying power of medical       new management team addressed these       Assisted by the Mid/Large Cap Core Team
benefits providers. Teva has a            issues and proceeded to deliver solid
particular advantage because of the       results. As of December 31, 2005, the
large number of generic drugs that it     stock had rebounded from the year's low.
markets. The company's stock has          However, because this stock was owned by
approached our price target on several    the Fund during 2004, the 2005 price
occasions, but because of additional      decline caused the stock to be a
prospects for the company, our valuation  detractor to Fund performance for the
work has resulted in increased price      year. Although renewed investor interest
targets and our retention of the stock.   had buoyed its share price, at the end
                                          of the year, this stock had not reached
   The second largest contributor to      our valuation target, and we continued
Fund performance for the period were      to own the stock.
energy stocks. We hold a number of
stocks from the oil and gas equipment     IN CLOSING
and services industry based on our
favorable outlook for the group. One      Thank you for investing in AIM V.I. Core
such company, BJ SERVICES, was among the  Stock Fund. We continually strive to top contributors to Fund performance for  provide a fund that can be at the core
the year. The company is engaged in oil   of the investor's portfolio, one which
and gas drilling, including deep gas      can add stability and constancy to more
drilling in the Rocky Mountains and       aggressive equity investments. We
Canada. We selected BJ Services for its   believe we can provide that to
clean balance sheet, high returns on      shareholders by choosing from stocks
invested capital and disciplined          that the market has temporarily punished
management.                               or undervalued and by purchasing
                                          companies with strong cash flow, clean
   PHILIPS ELECTRONICS, an international  balance sheets and management teams with
stock we added to the portfolio this      a history of being good stewards of
year, is a new top 10 holding. Philips    cash.
was a strong contributor to Fund
performance for the period. Besides       ========================================
being the world's number one producer of  In December 2005, your Fund's board
light bulbs, Philips manufactures TVs,    approved--subject to shareholder
VCRs and electric shavers, as well as     approval--the proposed merger of AIM
picture tubes, semiconductors and        V.I. Core Stock Fund into AIM V.I. Core
medical systems. The company recently     Equity Fund.
announced that the Food and Drug          ========================================
Administration had approved its advanced
defibrillator technology. A               THE VIEWS AND OPINIONS EXPRESSED IN
defibrillator equipped with this          MANAGEMENT'S DISCUSSION OF FUND
technology can indicate to medical        PERFORMANCE ARE THOSE OF A I M ADVISORS,
personnel whether a patient whose heart   INC. THESE VIEWS AND OPINIONS ARE
has stopped suddenly should be treated    SUBJECT TO CHANGE AT ANY TIME BASED ON
first with a shock or with                FACTORS SUCH AS MARKET AND ECONOMIC
cardiopulmonary resuscitation.            CONDITIONS. THESE VIEWS AND OPINIONS MAY
                                          NOT BE RELIED UPON AS INVESTMENT ADVICE
   Some well-known large-cap names in     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
information technology (IT) struggled     PARTICULAR SECURITY. THE INFORMATION IS
this year. In the S&P 500 Index, the IT   NOT A COMPLETE ANALYSIS OF EVERY ASPECT
sector lagged seven of the other nine     OF ANY MARKET, COUNTRY, INDUSTRY,
sectors. IBM and CISCO SYSTEMS, both      SECURITY OR THE FUND. STATEMENTS OF FACT
held at fiscal year-end, detracted from   ARE FROM SOURCES CONSIDERED RELIABLE,
Fund performance, but we remained         BUT A I M ADVISORS, INC. MAKES NO                   [RIGHT ARROW GRAPHIC]
                                          REPRESENTATION OR WARRANTY AS TO THEIR
                                          COMPLETENESS OR ACCURACY. ALTHOUGH        FOR A DISCUSSION OF THE RISKS OF
                                          HISTORICAL PERFORMANCE IS NO GUARANTEE    INVESTING IN YOUR FUND,INDEXES USED IN
                                          OF FUTURE RESULTS, THESE INSIGHTS MAY     THIS REPORT AND YOUR FUND'S LONG-TERM
                                          HELP YOU UNDERSTAND OUR INVESTMENT        PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                          MANAGEMENT PHILOSOPHY.                    5.

AIM V.I. CORE STOCK FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 8/9/94, index data from 7/31/94

================================================================================
                                  [MOUNTAIN CHART]

                     AIM V.I. CORE STOCK        S&P 500         LIPPER LARGE-CAP
DATE                 FUND-SERIES I SHARES       INDEX            CORE FUND INDEX
 7/31/94                                        $10000                 $10000
    8/94                  $9990                  10409                  10357
    9/94                   9990                  10155                  10140
   10/94                   9990                  10383                  10303
   11/94                  10020                  10005                   9940
   12/94                  10123                  10153                  10033
    1/95                  10234                  10416                  10210
    2/95                  10464                  10822                  10560
    3/95                  10704                  11140                  10823
    4/95                  10985                  11468                  11061
    5/95                  11325                  11926                  11419
    6/95                  11506                  12202                  11719
    7/95                  11686                  12607                  12118
    8/95                  11817                  12638                  12137
    9/95                  12068                  13171                  12591
   10/95                  12279                  13124                  12532
   11/95                  12770                  13700                  13022
   12/95                  13083                  13964                  13219
    1/96                  13384                  14439                  13607
    2/96                  13456                  14573                  13773
    3/96                  13476                  14713                  13899
    4/96                  13820                  14930                  14101
    5/96                  14267                  15314                  14382
    6/96                  14559                  15373                  14403
    7/96                  14195                  14694                  13814
    8/96                  14620                  15004                  14128
    9/96                  15047                  15848                  14861
   10/96                  15297                  16285                  15156
   11/96                  16233                  17515                  16139
   12/96                  15996                  17168                  15841
    1/97                  16566                  18240                  16707
    2/97                  16789                  18383                  16687
    3/97                  16297                  17629                  15973
    4/97                  16866                  18681                  16858
    5/97                  17524                  19823                  17881
    6/97                  18250                  20704                  18656
    7/97                  19567                  22351                  20130
    8/97                  19121                  21100                  19105
    9/97                  20058                  22255                  20089
   10/97                  19611                  21512                  19469
   11/97                  20191                  22507                  20105
   12/97                  20500                  22893                  20471
    1/98                  20631                  23146                  20673
    2/98                  21702                  24815                  22138
    3/98                  22459                  26085                  23233
    4/98                  22567                  26352                  23468
    5/98                  22231                  25899                  23067
    6/98                  22591                  26951                  24163
    7/98                  22230                  26666                  23968
    8/98                  19836                  22813                  20381
    9/98                  20883                  24276                  21394
   10/98                  21869                  26247                  22999
   11/98                  22868                  27838                  24366
   12/98                  23634                  29441                  25984
    1/99                  24014                  30671                  26893
    2/99                  23722                  29718                  26062
    3/99                  24419                  30907                  27111
    4/99                  25918                  32104                  27837
    5/99                  25729                  31347                  27099
    6/99                  26884                  33081                  28611
    7/99                  26376                  32053                  27771
    8/99                  25780                  31894                  27488
    9/99                  25133                  31021                  26743
   10/99                  26365                  32983                  28382
   11/99                  27142                  33654                  29078
   12/99                  27142                  35633                  31012
    1/00                  26431                  33843                  29758
    2/00                  26032                  33203                  29749
    3/00                  28190                  36449                  32335
    4/00                  27725                  35353                  31279
    5/00                  27478                  34628                  30483
    6/00                  27594                  35481                  31598
    7/00                  27812                  34927                  31106
    8/00                  29322                  37095                  33252
    9/00                  28727                  35137                  31481
   10/00                  28816                  34988                  31116
   11/00                  26911                  32232                  28380
   12/00                  28458                  32390                  28727
    1/01                  29007                  33538                  29540
    2/01                  27360                  30482                  26791
    3/01                  25877                  28552                  25147
    4/01                  27264                  30769                  27058
    5/01                  27730                  30976                  27210
    6/01                  26934                  30222                  26487
    7/01                  26824                  29924                  26104
    8/01                  25754                  28053                  24566
    9/01                  23747                  25788                  22702
   10/01                  23954                  26280                  23237
   11/01                  25348                  28295                  24759
   12/01                  25908                  28543                  25040
    1/02                  25755                  28127                  24645
    2/02                  25588                  27584                  24232
    3/02                  26591                  28622                  25057
    4/02                  25224                  26887                  23746
    5/02                  25086                  26690                  23573
    6/02                  23859                  24789                  21946
    7/02                  21683                  22858                  20315
    8/02                  21614                  23007                  20482
    9/02                  19675                  20509                  18493
   10/02                  20889                  22312                  19929
   11/02                  22046                  23624                  20819
   12/02                  20957                  22237                  19723
    1/03                  20490                  21656                  19205
    2/03                  20049                  21330                  18950
    3/03                  20147                  21537                  19110
    4/03                  21666                  23310                  20518
    5/03                  22758                  24537                  21513
    6/03                  23113                  24851                  21725
    7/03                  23652                  25289                  22068
    8/03                  24007                  25781                  22494
    9/03                  23481                  25508                  22204
   10/03                  24517                  26950                  23290
   11/03                  24475                  27187                  23486
   12/03                  25691                  28612                  24615
    1/04                  25951                  29137                  24963
    2/04                  26008                  29542                  25257
    3/04                  25563                  29096                  24862
    4/04                  24860                  28640                  24476
    5/04                  25290                  29033                  24725
    6/04                  25720                  29597                  25167
    7/04                  24717                  28617                  24276
    8/04                  24603                  28732                  24291
    9/04                  24817                  29043                  24570
   10/04                  25319                  29487                  24902
   11/04                  26066                  30680                  25847
   12/04                  26782                  31723                  26655
    1/05                  25944                  30950                  26053
    2/05                  26336                  31601                  26539
    3/05                  25728                  31042                  26053
    4/05                  25177                  30454                  25472
    5/05                  26003                  31422                  26297
    6/05                  25784                  31467                  26387
    7/05                  26942                  32637                  27325
    8/05                  26869                  32339                  27075
    9/05                  27028                  32601                  27388
   10/05                  26406                  32057                  27060
   11/05                  27491                  33268                  28097
   12/05                 $27691                 $33280                 $28179
================================================================================
                                                            SOURCE: LIPPER, INC.


Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, the space between $10,000 and $20,000 is the same as that between $20,000 and $40,000, and so on.

AIM V.I. CORE STOCK FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS              THE HIGHER RULE 12b-1 FEES APPLICABLE TO  INSURANCE COMPANIES ISSUING VARIABLE
                                          THE SERIES II SHARES. SERIES I AND        PRODUCTS. YOU CANNOT PURCHASE SHARES OF
As of 12/31/05                            SERIES II SHARES INVEST IN THE SAME       THE FUND DIRECTLY. PERFORMANCE FIGURES
                                          PORTFOLIO OF SECURITIES AND WILL HAVE     GIVEN REPRESENT THE FUND AND ARE NOT
SERIES I SHARES                           SUBSTANTIALLY SIMILAR PERFORMANCE,        INTENDED TO REFLECT ACTUAL VARIABLE
Inception (8/9/94)                 9.35%  EXCEPT TO THE EXTENT THAT EXPENSES BORNE  PRODUCT VALUES. THEY DO NOT REFLECT
 10 Years                          7.79   BY EACH CLASS DIFFER.                     SALES CHARGES, EXPENSES AND FEES
  5 Years                         -0.55                                             ASSESSED IN CONNECTION WITH A VARIABLE
  1 Year                           3.35     THE PERFORMANCE DATA QUOTED REPRESENT   PRODUCT. SALES CHARGES, EXPENSES AND
                                          PAST PERFORMANCE AND CANNOT GUARANTEE     FEES, WHICH ARE DETERMINED BY THE
SERIES II SHARES                          COMPARABLE FUTURE RESULTS; CURRENT        VARIABLE PRODUCT ISSUERS, WILL VARY AND
 10 Years                          7.51%  PERFORMANCE MAY BE LOWER OR HIGHER.       WILL LOWER THE TOTAL RETURN.
  5 Years                         -0.81   PLEASE CONTACT YOUR VARIABLE PRODUCT
  1 Year                           3.05   ISSUER OR FINANCIAL ADVISOR FOR THE MOST     PER NASD REQUIREMENTS, THE MOST
                                          RECENT MONTH-END VARIABLE PRODUCT         RECENT MONTH-END PERFORMANCE DATA AT THE
========================================  PERFORMANCE. PERFORMANCE FIGURES          FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                          REFLECT FUND EXPENSES, REINVESTED         CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                  DISTRIBUTIONS AND CHANGES IN NET ASSET    INFORMATION LINE, 866-702-4402. AS
                                          VALUE. INVESTMENT RETURN AND PRINCIPAL    MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                 VALUE WILL FLUCTUATE SO THAT YOU MAY      MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                    7.36%  HAVE A GAIN OR LOSS WHEN YOU SELL         PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                   7.22   SHARES.                                   VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                    ADVISOR.
========================================     AIM V.I. CORE STOCK FUND, A SERIES
                                          PORTFOLIO OF AIM VARIABLE INSURANCE
RETURNS SINCE APRIL 30, 2004, THE         FUNDS, IS CURRENTLY OFFERED THROUGH
INCEPTION DATE OF SERIES II SHARES, ARE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT


PRINCIPAL RISKS OF INVESTING IN THE FUND
                                          ABOUT INDEXES USED IN THIS REPORT         OTHER INFORMATION
The Fund may invest up to 25% of its
assets in debt securities of non-U.S.     The unmanaged Standard & Poor's           The returns shown in management's
issuers, provided that all such           Composite Index of 500 Stocks (the S&P    discussion of Fund performance are based
securities are denominated and pay        500--REGISTERED TRADEMARK-- INDEX) is an  on net asset values calculated for
interest in U.S. dollars (such as         index of common stocks frequently used    shareholder transactions. Generally
Eurobonds and Yankee Bonds). Securities   as a general measure of U.S. stock        accepted accounting principles require
of Canadian issuers and American          market performance.                       adjustments to be made to the net assets
Depositary Receipts are not subject to                                              of the Fund at period end for financial
this 25% limitation. International           The unmanaged LIPPER LARGE-CAP CORE    reporting purposes, and as such, the net
investing presents certain risks not      FUND INDEX represents an average of the   asset values for shareholder
associated with investing solely in the   performance of the 30 largest             transactions and the returns based on
United States. These include risks        large-capitalization core equity funds    those net asset values may differ from
relating to fluctuations in the value of  tracked by Lipper, Inc., an independent   the net asset values and returns
the U.S. dollar relative to the values    mutual fund performance monitor.          reported in the Financial Highlights.
of other currencies, the custody                                                    Additionally, the returns and net asset
arrangements made for the Fund's foreign     The Fund is not managed to track the   values shown throughout this report are
holdings, differences in accounting,      performance of any particular index,      at the Fund level only and do not
political risks and the lesser degree of  including the indexes defined here, and   include variable product issuer charges.
public information required to be         consequently, the performance of the      If such charges were included, the total
provided by non-U.S. companies.           Fund may deviate significantly from the   returns would be lower.
                                          performance of the indexes.
   At any given time, the Fund may be                                                  Industry classifications used in this
subject to sector risk, which means a        A direct investment cannot be made in  report are generally according to the
certain sector may underperform other     an index. Unless otherwise indicated,     Global Industry Classification Standard,
sectors or the market as a whole. The     index results include reinvested          which was developed by and is the
Fund is not limited with respect to the   dividends, and they do not reflect sales  exclusive property and a service mark of
sectors in which it can invest.           charges. Performance of an index of       Morgan Stanley Capital International
                                          funds reflects fund expenses;             Inc. and Standard & Poor's.
                                          performance of a market index does not.

AIM V.I. CORE STOCK FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                   ACTUAL EXPENSES                            actual return. The Fund's actual
                                                                                     cumulative total returns at net asset
As a shareholder of the Fund, you incur   The table below provides information       value after expenses for the six months
ongoing costs, including management       about actual account values and actual     ended December 31, 2005, appear in the
fees; distribution and/or service fees    expenses. You may use the information in   table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This    this table, together with the amount you   5.
example is intended to help you           invested, to estimate the expenses that
understand your ongoing costs (in         you paid over the period. Simply divide       The hypothetical account values and
dollars) of investing in the Fund and to  your account value by $1,000 (for          expenses may not be used to estimate the
compare these costs with ongoing costs    example, an $8,600 account value divided   actual ending account balance or
of investing in other mutual funds. The   by $1,000 = 8.6), then multiply the        expenses you paid for the period. You
example is based on an investment of      result by the number in the table under    may use this information to compare the
$1,000 invested at the beginning of the   the heading entitled "Actual Expenses      ongoing costs of investing in the Fund
period and held for the entire period     Paid During Period" to estimate the        and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.  expenses you paid on your account during   5% hypothetical example with the 5%
                                          this period.                               hypothetical examples that appear in the
   The actual and hypothetical expenses                                              shareholder reports of the other funds.
in the examples below do not represent    HYPOTHETICAL EXAMPLE FOR
the effect of any fees or other expenses  COMPARISON PURPOSES                           Please note that the expenses shown
assessed in connection with a variable                                               in the table are meant to highlight your
product; if they did, the expenses shown  The table below also provides              ongoing costs. Therefore, the
would be higher while the ending account  information about hypothetical account     hypothetical information is useful in
values shown would be lower.              values and hypothetical expenses based     comparing ongoing costs, and will not
                                          on the Fund's actual expense ratio and     help you determine the relative total
                                          an assumed rate of return of 5% per year   costs of owning different funds.
                                          before expenses, which is not the Fund's

====================================================================================================================================
                                                                                            HYPOTHETICAL
                                                     ACTUAL                      (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING            ENDING               EXPENSES        ENDING             EXPENSES        ANNUALIZED
  SHARE           ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING       EXPENSE
  CLASS             (7/1/05)          (12/31/05)(1)           PERIOD(2)     (12/31/05)           PERIOD(2)         RATIO
Series I           $1,000.00           $1,073.60              $4.76         $1,020.62            $4.63              0.91%
Series II           1,000.00            1,072.20               6.06          1,019.36             5.90              1.16

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. CORE STOCK FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable     o The quality of services to be provided  o Fees relative to those of clients of
Insurance Funds (the "Board") oversees    by AIM. The Board reviewed the            AIM with comparable investment
the management of AIM V.I. Core Stock     credentials and experience of the         strategies. The Board reviewed the
Fund (the "Fund") and, as required by     officers and employees of AIM who will    advisory fee rate for the Fund under the
law, determines annually whether to       provide investment advisory services      Advisory Agreement. The Board noted that
approve the continuance of the Fund's     to the Fund. In reviewing the             this rate was higher than the advisory
advisory agreement with A I M             qualifications of AIM to provide          fee rates for a mutual fund advised by
Advisors, Inc. ("AIM"). Based upon the    investment advisory services, the Board   AIM with investment strategies
recommendation of the Investments         reviewed the qualifications of AIM's      comparable to those of the Fund. The
Committee of the Board, which is          investment personnel and considered such  Board noted that AIM has agreed to waive
comprised solely of independent           issues as AIM's portfolio and product     advisory fees of the Fund and to limit
trustees, at a meeting held on June 30,   review process, various back office       the Fund's total operating expenses, as
2005, the Board, including all of the     support functions provided by AIM and     discussed below. Based on this review,
independent trustees, approved the        AIM's equity and fixed income trading     the Board concluded that the advisory
continuance of the advisory agreement     operations. Based on the review of these  fee rate for the Fund under the Advisory
(the "Advisory Agreement") between the    and other factors, the Board concluded    Agreement was fair and reasonable.
Fund and AIM for another year, effective  that the quality of services to be pro-
July 1, 2005.                             vided by AIM was appropriate and that     o Fees relative to those of comparable
                                          AIM currently is providing satisfactory   funds with other advisors. The Board
   The Board considered the factors       services in accordance with the terms of  reviewed the advisory fee rate for the
discussed below in evaluating the         the Advisory Agreement.                   Fund under the Advisory Agreement. The
fairness and reasonableness of the                                                  Board compared effective contractual
Advisory Agreement at the meeting on      o The performance of the Fund relative    advisory fee rates at a common asset
June 30, 2005 and as part of the Board's  to comparable funds. The Board            level and noted that the Fund's rate was
ongoing oversight of the Fund. In their   reviewed the performance of the Fund      above the median rate of the funds
deliberations, the Board and the inde-    during the past one, three and five       advised by other advisors with
pendent trustees did not identify any     calendar years against the performance    investment strategies comparable to
particular factor that was controlling,   of funds advised by other advisors with   those of the Fund that the Board
and each trustee attributed different     investment strategies comparable to       reviewed. The Board noted that AIM has
weights to the various factors.           those of the Fund. The Board noted that   agreed to waive advisory fees of the
                                          the Fund's performance was below the      Fund and to limit the Fund's total
   One of the responsibilities of the     median performance of such comparable     operating expenses, as discussed below.
Senior Officer of the Fund, who is        funds for the one and three year periods  Based on this review, the Board
independent of AIM and AIM's affili-      and above such median performance for     concluded that the advisory fee rate for
ates, is to manage the process by which   the five year period. The Board also      the Fund under the Advisory Agreement
the Fund's proposed management fees are   noted that AIM began serving as           was fair and reasonable.
negotiated to ensure that they are        investment advisor to the Fund in April
negotiated in a manner which is at arm's  2004. Based on this review, the Board     o Expense limitations and fee waivers.
length and reasonable. To that end, the   concluded that no changes should be made  The Board noted that AIM has
Senior Officer must either supervise a    to the Fund and that it was not           contractually agreed to waive advisory
competitive bidding process or prepare    necessary to change the Fund's portfolio  fees of the Fund through December 31,
an independent written evaluation. The    management team at this time.             2009 to the extent necessary so that the
Senior Officer has recommended an                                                   advisory fees payable by the Fund do not
independent written evaluation in lieu    o The performance of the Fund relative    exceed a specified maximum advisory
of a competitive bidding process and,     to indices. The Board reviewed the        fee rate, which maximum rate includes
upon the direction of the Board, has      performance of the Fund during the        breakpoints and is based on net asset
prepared such an independent written      past one, three and five calendar years   levels. The Board considered the
evaluation. Such written evaluation also  against the performance of the Lipper     contractual nature of this fee waiver
considered certain of the factors         Large Cap Core Index. The Board noted     and noted that it remains in effect
discussed below. In addition, as          that the Fund's performance was below     until December 31, 2009. The Board noted
discussed below, the Senior Officer made  the performance of such Index for the     that AIM has contractually agreed to
certain recommendations to the Board in   one and three year periods and above      waive fees and/or limit expenses of the
connection with such written evaluation.  such Index for the five year period. The  Fund through June 30, 2006 in an amount
                                          Board also noted that AIM began serving   necessary to limit total annual
   The discussion below serves as a       as investment advisor to the Fund in      operating expenses to a specified
summary of the Senior Officer's           April 2004. Based on this review, the     percentage of average daily net assets
independent written evaluation and        Board concluded that no changes should    for each class of the Fund. The Board
recommendations to the Board in           be made to the Fund and that it was not   considered the contractual nature of
connection therewith, as well as a        necessary to change the Fund's portfolio  this fee waiver/expense limitation and
discussion of the material factors and    management team at this time.             noted that it remains in effect until
the conclusions with respect thereto                                                June 30, 2006. The Board considered the
that formed the basis for the Board's     o Meeting with the Fund's portfolio       effect these fee waivers/expense
approval of the Advisory Agreement.       managers and investment personnel. With   limitations would have on the Fund's
After consideration of all of the         respect to the Fund, the Board is         estimated expenses and concluded that
factors below and based on its informed   meeting periodically with such Fund's     the levels of fee waivers/expense
business judgment, the Board determined   portfolio managers and/or other           limitations for the Fund were fair and
that the Advisory Agreement is in the     investment personnel and believes that    reasonable.
best interests of the Fund and its        such individuals are competent and able
shareholders and that the compensation    to continue to carry out their            o Breakpoints and economies of scale.
to AIM under the Advisory Agreement is    responsibilities under the Advisory       The Board reviewed the structure of the
fair and reasonable and would have been   Agreement.                                Fund's advisory fee under the Advisory
obtained through arm's length                                                       Agreement, noting that it does not
negotiations.                             o Overall performance of AIM. The Board   include any breakpoints. The Board
                                          considered the overall performance of     considered whether it would be
o The nature and extent of the advisory   AIM in providing investment advisory and  appropriate to add advisory fee
services to be provided by AIM. The       portfolio administrative services to the  breakpoints for the Fund or whether, due
Board reviewed the services to be         Fund and concluded that such performance  to the nature of the Fund and the
provided by AIM under the Advisory        was satisfactory.                         advisory fee structures of comparable
Agreement. Based on such review, the                                                funds, it was reasonable to structure
Board concluded that the range of                                                   the advisory fee without breakpoints.
services to be provided by AIM under the                                            Based on this review, the Board
Advisory Agreement was appropriate and                                              concluded that it was not necessary to
that AIM currently is providing services                                            add advisory fee breakpoints to the
in accordance with the terms of the                                                 Fund's advisory fee sched-
Advisory Agreement.



                                                                     (Continued)

AIM V.I. CORE STOCK FUND

ule. The Board reviewed the level of the  o Profitability of AIM and its            o Other factors and current trends. In
Fund's advisory fees, and noted that      affiliates. The Board reviewed            determining whether to continue the
such fees, as a percentage of the Fund's  information concerning the profitability  Advisory Agreement for the Fund, the
net assets, would remain constant under   of AIM's (and its affiliates')            Board considered the fact that AIM,
the Advisory Agreement because the        investment advisory and other activities  along with others in the mutual fund
Advisory Agreement does not include any   and its financial condition. The Board    industry, is subject to regulatory
breakpoints. The Board noted that AIM     considered the overall profitability of   inquiries and litigation related to a
has contractually agreed to waive         AIM, as well as the profitability of AIM  wide range of issues. The Board also
advisory fees of the Fund through         in connection with managing the Fund.     considered the governance and
December 31, 2009 to the extent           The Board noted that AIM's operations     compliance reforms being undertaken by
necessary so that the advisory fees       remain profitable, although increased     AIM and its affiliates, including
payable by the Fund do not exceed a       expenses in recent years have reduced     maintaining an internal controls
specified maximum advisory fee rate,      AIM's profitability. Based on the review  committee and retaining an independent
which maximum rate includes breakpoints   of the profitability of AIM's and its     compliance consultant, and the fact that
and is based on net asset levels. The     affiliates' investment advisory and       AIM has undertaken to cause the Fund to
Board concluded that the Fund's fee       other activities and its financial        operate in accordance with certain
levels under the Advisory Agreement       condition, the Board concluded that the   governance policies and practices. The
therefore would not reflect economies of  compensation to be paid by the Fund to    Board concluded that these actions
scale, although the advisory fee waiver   AIM under its Advisory Agreement was not  indicated a good faith effort on the
reflects economies of scale.              excessive.                                part of AIM to adhere to the highest
                                                                                    ethical standards, and determined that
o Investments in affiliated money market  o Benefits of soft dollars to AIM. The    the current regulatory and litigation
funds. The Board also took into account   Board considered the benefits realized    environment to which AIM is subject
the fact that uninvested cash and cash    by AIM as a result of brokerage           should not prevent the Board from
collateral from securities lending        transactions executed through "soft       continuing the Advisory Agreement for
arrangements (collectively, "cash         dollar" arrangements. Under these         the Fund.
balances") of the Fund may be invested    arrangements, brokerage commissions paid
in money market funds advised by AIM      by the Fund and/or other funds advised
pursuant to the terms of an SEC           by AIM are used to pay for research and
exemptive order. The Board found that     execution services. This research is
the Fund may realize certain benefits     used by AIM in making investment
upon investing cash balances in AIM       decisions for the Fund. The Board
advised money market funds, including a   concluded that such arrangements were
higher net return, increased liquidity,   appropriate.
increased diversification or decreased
transaction costs. The Board also found   o AIM's financial soundness in light of
that the Fund will not receive reduced    the Fund's needs. The Board considered
services if it invests its cash balances  whether AIM is financially sound and
in such money market funds. The Board     has the resources necessary to perform
noted that, to the extent the Fund        its obligations under the Advisory
invests in affiliated money market        Agreement, and concluded that AIM has
funds, AIM has voluntarily agreed to      the financial resources necessary to
waive a portion of the advisory fees it   fulfill its obligations under the
receives from the Fund attributable to    Advisory Agreement.
such investment. The Board further
determined that the proposed securities   o Historical relationship between the
lending program and related procedures    Fund and AIM. In determining whether to
with respect to the lending Fund is in    continue the Advisory Agreement for the
the best interests of the lending Fund    Fund, the Board also considered the
and its respective shareholders. The      prior relationship between AIM and the
Board therefore concluded that the        Fund, as well as the Board's knowledge
investment of cash collateral received    of AIM's operations, and concluded that
in connection with the securities         it was beneficial to maintain the cur-
lending program in the money market       rent relationship, in part, because of
funds according to the procedures is in   such knowledge. The Board also reviewed
the best interests of the lending Fund    the general nature of the non-investment
and its respective shareholders.          advisory services currently performed by
                                          AIM and its affiliates, such as
o Independent written evaluation and      administrative, transfer agency and
recommendations of the Fund's Senior      distribution services, and the fees
Officer. The Board noted that, upon       received by AIM and its affiliates for
their direction, the Senior Officer of    performing such services. In addition to
the Fund, who is independent of AIM and   reviewing such services, the trustees
AIM's affiliates, had prepared an         also considered the organizational
independent written evaluation in order   structure employed by AIM and its
to assist the Board in determining the    affiliates to provide those services.
reasonableness of the proposed            Based on the review of these and other
management fees of the AIM Funds,         factors, the Board concluded that AIM
including the Fund. The Board noted that  and its affiliates were qualified to
the Senior Officer's written evaluation   continue to provide non-investment
had been relied upon by the Board in      advisory services to the Fund, including
this regard in lieu of a competitive      administrative, transfer agency and
bidding process. In determining whether   distribution services, and that AIM and
to continue the Advisory Agreement for    its affiliates currently are providing
the Fund, the Board considered the        satisfactory non-investment advisory
Senior Officer's written evaluation and   services.
the recommendation made by the Senior
Officer to the Board that the Board
consider implementing a process to
assist them in more closely monitoring
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                         SHARES    VALUE
   -------------------------------------------------------------------------
   DOMESTIC COMMON STOCKS-82.27%
   AEROSPACE & DEFENSE-1.50%
   Northrop Grumman Corp.                                20,841 $  1,252,753
   -------------------------------------------------------------------------
   APPAREL RETAIL-0.54%
   TJX Cos., Inc. (The)                                  19,594      455,169
   -------------------------------------------------------------------------
   ASSET MANAGEMENT & CUSTODY
    BANKS-1.36%
   Bank of New York Co., Inc. (The)                      35,868    1,142,396
   -------------------------------------------------------------------------
   BIOTECHNOLOGY-1.05%
   Amgen Inc./(a)/                                       11,173      881,103
   -------------------------------------------------------------------------
   BUILDING PRODUCTS-1.05%
   Masco Corp.                                           29,073      877,714
   -------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT-1.90%
   Cisco Systems, Inc./(a)/                              92,914    1,590,688
   -------------------------------------------------------------------------
   Lucent Technologies Inc.-Wts., expiring 12/10/07/(b)/      2            1
   -------------------------------------------------------------------------
                                                                   1,590,689
   -------------------------------------------------------------------------
   COMPUTER HARDWARE-1.31%
   International Business Machines Corp.                 13,398    1,101,316
   -------------------------------------------------------------------------
   COMPUTER STORAGE & PERIPHERALS-1.51%
   Lexmark International, Inc.-Class A/(a)/              28,207    1,264,520
   -------------------------------------------------------------------------
   DIVERSIFIED BANKS-1.04%
   Bank of America Corp.                                 18,850      869,928
   -------------------------------------------------------------------------
   ELECTRIC UTILITIES-0.98%
   FPL Group, Inc.                                       19,737      820,270
   -------------------------------------------------------------------------
   ENVIRONMENTAL & FACILITIES SERVICES-1.45%
   Waste Management, Inc.                                39,904    1,211,086
   -------------------------------------------------------------------------
   FOOD RETAIL-1.26%
   Kroger Co. (The)/(a)/                                 55,748    1,052,522
   -------------------------------------------------------------------------
   HOMEFURNISHING RETAIL-1.05%
   Bed Bath & Beyond Inc./(a)/                           24,303      878,553
   -------------------------------------------------------------------------
   INDUSTRIAL CONGLOMERATES-4.04%
   General Electric Co.                                  32,622    1,143,401
   -------------------------------------------------------------------------
   Tyco International Ltd.                               77,703    2,242,509
   -------------------------------------------------------------------------
                                                                   3,385,910
   -------------------------------------------------------------------------
   INDUSTRIAL MACHINERY-1.01%
   Dover Corp.                                           20,854      844,378
   -------------------------------------------------------------------------
   INSURANCE BROKERS-1.02%
   Marsh & McLennan Cos., Inc.                           26,900      854,344
   -------------------------------------------------------------------------
   INTEGRATED OIL & GAS-3.78%
   Exxon Mobil Corp.                                     36,225    2,034,758
   -------------------------------------------------------------------------
   Murphy Oil Corp.                                      20,899    1,128,337
   -------------------------------------------------------------------------
                                                                   3,163,095
   -------------------------------------------------------------------------

                                                   SHARES     VALUE
        ---------------------------------------------------------------
        INTEGRATED TELECOMMUNICATION
         SERVICES-2.72%
        AT&T Inc.                                   60,257 $  1,475,694
        ---------------------------------------------------------------
        Verizon Communications Inc.                 26,621      801,825
        ---------------------------------------------------------------
                                                              2,277,519
        ---------------------------------------------------------------
        INVESTMENT BANKING & BROKERAGE-2.80%
        Merrill Lynch & Co., Inc.                   17,318    1,172,948
        ---------------------------------------------------------------
        Morgan Stanley                              20,618    1,169,865
        ---------------------------------------------------------------
                                                              2,342,813
        ---------------------------------------------------------------
        IT CONSULTING & OTHER SERVICES-1.07%
        Accenture Ltd.-Class A                      31,153      899,387
        ---------------------------------------------------------------
        MOVIES & ENTERTAINMENT-1.92%
        News Corp.-Class A                          77,407    1,203,679
        ---------------------------------------------------------------
        Walt Disney Co. (The)                       17,000      407,490
        ---------------------------------------------------------------
                                                              1,611,169
        ---------------------------------------------------------------
        MULTI-LINE INSURANCE-2.39%
        American International Group, Inc.          16,592    1,132,072
        ---------------------------------------------------------------
        Genworth Financial Inc.-Class A             25,200      871,416
        ---------------------------------------------------------------
                                                              2,003,488
        ---------------------------------------------------------------
        OFFICE ELECTRONICS-2.29%
        Xerox Corp./(a)/                           130,770    1,915,781
        ---------------------------------------------------------------
        OIL & GAS DRILLING-1.14%
        Nabors Industries Ltd./(a)(c)/              12,600      954,450
        ---------------------------------------------------------------
        OIL & GAS EQUIPMENT & SERVICES-4.94%
        BJ Services Co./(c)/                        49,375    1,810,581
        ---------------------------------------------------------------
        Schlumberger Ltd.                            9,344      907,770
        ---------------------------------------------------------------
        Smith International, Inc.                   38,124    1,414,782
        ---------------------------------------------------------------
                                                              4,133,133
        ---------------------------------------------------------------
        OIL & GAS EXPLORATION & PRODUCTION-1.05%
        Apache Corp.                                12,899      883,839
        ---------------------------------------------------------------
        OTHER DIVERSIFIED FINANCIAL SERVICES-1.33%
        Citigroup Inc.                              23,001    1,116,239
        ---------------------------------------------------------------
        PACKAGED FOODS & MEATS-2.65%
        Campbell Soup Co.                           19,934      593,435
        ---------------------------------------------------------------
        ConAgra Foods, Inc.                         19,100      387,348
        ---------------------------------------------------------------
        General Mills, Inc.                         25,056    1,235,762
        ---------------------------------------------------------------
                                                              2,216,545
        ---------------------------------------------------------------
        PERSONAL PRODUCTS-2.56%
        Avon Products, Inc.                         33,000      942,150
        ---------------------------------------------------------------
        Estee Lauder Cos. Inc. (The)-Class A        35,798    1,198,517
        ---------------------------------------------------------------
                                                              2,140,667
        ---------------------------------------------------------------
        PHARMACEUTICALS-7.55%
        Bristol-Myers Squibb Co.                    56,132    1,289,913
        ---------------------------------------------------------------
        Forest Laboratories, Inc./(a)/              30,936    1,258,476
        ---------------------------------------------------------------

                           AIM V.I. CORE STOCK FUND

                                                         SHARES    VALUE
   -------------------------------------------------------------------------
   PHARMACEUTICALS-(CONTINUED)
   Merck & Co. Inc.                                      83,081 $  2,642,807
   -------------------------------------------------------------------------
   Wyeth                                                 24,649    1,135,579
   -------------------------------------------------------------------------
                                                                   6,326,775
   -------------------------------------------------------------------------
   PROPERTY & CASUALTY INSURANCE-8.28%
   ACE Ltd.                                              23,539    1,257,924
   -------------------------------------------------------------------------
   Berkshire Hathaway Inc.-Class A/(a)/                      25    2,215,500
   -------------------------------------------------------------------------
   Chubb Corp. (The)                                     11,999    1,171,702
   -------------------------------------------------------------------------
   St. Paul Travelers Cos., Inc. (The)                   25,232    1,127,113
   -------------------------------------------------------------------------
   XL Capital Ltd.-Class A                               17,230    1,160,957
   -------------------------------------------------------------------------
                                                                   6,933,196
   -------------------------------------------------------------------------
   PUBLISHING-1.26%
   Gannett Co., Inc.                                     17,395    1,053,615
   -------------------------------------------------------------------------
   RAILROADS-1.34%
   Union Pacific Corp.                                   13,896    1,118,767
   -------------------------------------------------------------------------
   REGIONAL BANKS-2.04%
   Fifth Third Bancorp                                   21,400      807,208
   -------------------------------------------------------------------------
   North Fork Bancorp., Inc.                             32,810      897,682
   -------------------------------------------------------------------------
                                                                   1,704,890
   -------------------------------------------------------------------------
   SEMICONDUCTORS-3.68%
   Analog Devices, Inc.                                  31,915    1,144,791
   -------------------------------------------------------------------------
   Intel Corp.                                           46,063    1,149,732
   -------------------------------------------------------------------------
   Xilinx, Inc.                                          31,411      791,871
   -------------------------------------------------------------------------
                                                                   3,086,394
   -------------------------------------------------------------------------
   SOFT DRINKS-1.25%
   Coca-Cola Co. (The)                                   25,965    1,046,649
   -------------------------------------------------------------------------
   SYSTEMS SOFTWARE-4.16%
   Computer Associates International, Inc.               38,614    1,088,529
   -------------------------------------------------------------------------
   Microsoft Corp.                                       91,500    2,392,725
   -------------------------------------------------------------------------
                                                                   3,481,254
   -------------------------------------------------------------------------
       Total Domestic Common Stocks
        (Cost $67,555,308)                                        68,892,316
   -------------------------------------------------------------------------
   FOREIGN STOCKS-15.70%
   ARGENTINA-0.49%
   Tenaris S.A.-ADR (Oil & Gas Equipment & Services)      3,575      409,338
   -------------------------------------------------------------------------
   FINLAND-1.51%
   Nokia Oyj-ADR (Communications Equipment)              68,937    1,261,547
   -------------------------------------------------------------------------
   FRANCE-1.82%
   TOTAL S.A. (Integrated Oil & Gas)/(d)/                 6,047    1,521,838
   -------------------------------------------------------------------------
   ISRAEL-1.47%
   Teva Pharmaceutical Industries Ltd.-ADR
    (Pharmaceuticals)                                    28,689    1,233,914
   -------------------------------------------------------------------------
   JAPAN-0.54%
   Nintendo Co., Ltd. (Home Entertainment Software)/(d)/  3,700 $    449,769
   -------------------------------------------------------------------------

                                                          SHARES    VALUE
   --------------------------------------------------------------------------
   NETHERLANDS-5.45%
   Heineken N.V. (Brewers)/(d)/                           46,247 $  1,465,720
   --------------------------------------------------------------------------
   Koninklijke (Royal) Philips Electronics N.V. (Consumer
    Electronics)                                          64,301    1,998,222
   --------------------------------------------------------------------------
   Unilever N.V. (Packaged Foods & Meats)/(d)/            16,057    1,099,618
   --------------------------------------------------------------------------
                                                                    4,563,560
   --------------------------------------------------------------------------
   SWITZERLAND-0.57%
   UBS A.G. (Diversified Capital Markets)                  5,000      476,027
   --------------------------------------------------------------------------
   UNITED KINGDOM-3.85%
   Barclays PLC (Diversified Banks)                       82,477      867,019
   --------------------------------------------------------------------------
   Cadbury Schweppes PLC (Packaged Foods & Meats)         86,100      814,002
   --------------------------------------------------------------------------
   GlaxoSmithKline PLC-ADR (Pharmaceuticals)              30,600    1,544,688
   --------------------------------------------------------------------------
                                                                    3,225,709
   --------------------------------------------------------------------------
       Total Foreign Stocks
        (Cost $12,236,106)                                         13,141,702
   --------------------------------------------------------------------------

                                NUMBER
                                  OF     EXERCISE EXPIRATION
                               CONTRACTS  PRICE      DATE
      -------------------------------------------------------------------
      PUT OPTIONS
       PURCHASED-0.00%
      OIL & GAS
       DRILLING-0.00%
      Nabors Industries Ltd.       90     $60.0     Jan-06             99
      -------------------------------------------------------------------
      OIL & GAS
       EQUIPMENT &
       SERVICES-0.00%
      BJ Services Co.             340      27.5     Jan-06              -
      -------------------------------------------------------------------
          Total Put Options
           Purchased
           (Cost $79,632)                                              99
      -------------------------------------------------------------------

                                                    SHARES
      MONEY MARKET FUNDS-2.25%
      Premier Portfolio-Institutional Class
       (Cost $1,880,961)/(e)/                      1,880,961   1,880,961
      -------------------------------------------------------------------
      TOTAL INVESTMENTS-100.22% (Cost $81,752,007)            83,915,078
      -------------------------------------------------------------------
      OTHER ASSETS LESS LIABILITIES-(0.22%)                     (179,809)
      -------------------------------------------------------------------
      NET ASSETS-100.00%                                     $83,735,269
      -------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt
Wts.- Warrants

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Non-income producing security acquired through a corporate action.
/(c)/A portion of this security is subject to call options written. See Note 1I and Note 7.
/(d)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $4,536,945, which represented 5.42% of the Fund's Net Assets. See Note 1A.
/(e)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $79,871,046)                                 $82,034,117
-------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,880,961)             1,880,961
-------------------------------------------------------------------------------------
    Total investments (cost $81,752,007)                                  83,915,078
-------------------------------------------------------------------------------------
Foreign currencies, at value (cost $1,218)                                     1,219
-------------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                            37,150
-------------------------------------------------------------------------------------
  Dividends                                                                  113,505
-------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             13,666
-------------------------------------------------------------------------------------
    Total assets                                                          84,080,618
-------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                      64,983
-------------------------------------------------------------------------------------
  Options written, at market value (premiums received $46,631)               128,544
-------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          17,928
-------------------------------------------------------------------------------------
Accrued administrative services fees                                          82,789
-------------------------------------------------------------------------------------
Accrued distribution fees-Series II                                               14
-------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                                107
-------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      641
-------------------------------------------------------------------------------------
Accrued operating expenses                                                    50,343
-------------------------------------------------------------------------------------
    Total liabilities                                                        345,349
-------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                              $83,735,269
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                            $84,072,520
-------------------------------------------------------------------------------------
Undistributed net investment income                                          591,376
-------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                       (3,009,743)
-------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, foreign currencies and
 option contracts                                                          2,081,116
-------------------------------------------------------------------------------------
                                                                         $83,735,269
-------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                 $83,724,187
-------------------------------------------------------------------------------------
Series II                                                                $    11,082
-------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                   4,396,122
-------------------------------------------------------------------------------------
Series II                                                                      583.6
-------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                              $     19.05
-------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                              $     18.99
-------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $7,444)                        $ 1,347,123
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                     87,467
----------------------------------------------------------------------------------------
    Total investment income                                                   1,434,590
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                   659,961
----------------------------------------------------------------------------------------
Administrative services fees                                                    264,580
----------------------------------------------------------------------------------------
Custodian fees                                                                    1,474
----------------------------------------------------------------------------------------
Distribution fees-Series II                                                          27
----------------------------------------------------------------------------------------
Transfer agent fees                                                               7,556
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        17,624
----------------------------------------------------------------------------------------
Other                                                                            76,517
----------------------------------------------------------------------------------------
    Total expenses                                                            1,027,739
----------------------------------------------------------------------------------------
Less: Fees waived                                                              (142,926)
----------------------------------------------------------------------------------------
    Net expenses                                                                884,813
----------------------------------------------------------------------------------------
Net investment income                                                           549,777
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain from:
  Investment securities (includes gains from securities sold to affiliates
   of $24,609)                                                                7,170,533
----------------------------------------------------------------------------------------
  Foreign currencies                                                             47,034
----------------------------------------------------------------------------------------
                                                                              7,217,567
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (5,169,502)
----------------------------------------------------------------------------------------
  Foreign currencies                                                                (42)
----------------------------------------------------------------------------------------
  Option contracts written                                                      (81,913)
----------------------------------------------------------------------------------------
                                                                             (5,251,457)
----------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                                    1,966,110
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $ 2,515,887
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. CORE STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                        2005          2004
 ------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income                             $    549,777  $    360,597
 ------------------------------------------------------------------------------
  Net realized gain from investment securities and
    foreign currencies                                 7,217,567     5,342,026
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies and option contracts           (5,251,457)   (2,081,386)
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                       2,515,887     3,621,237
 ------------------------------------------------------------------------------
 Distributions to shareholders from net investment
  income:
  Series I                                              (360,685)     (822,681)
 ------------------------------------------------------------------------------
  Series II                                                  (31)          (92)
 ------------------------------------------------------------------------------
    Decrease in net assets resulting from
      distributions                                     (360,716)     (822,773)
 ------------------------------------------------------------------------------
 Share transactions-net:
  Series I                                           (14,338,847)  (16,092,813)
 ------------------------------------------------------------------------------
  Series II                                                   31        10,092
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions              (14,338,816)  (16,082,721)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (12,183,645)  (13,284,257)
 ------------------------------------------------------------------------------
 NET ASSETS:
  Beginning of year                                   95,918,914   109,203,171
 ------------------------------------------------------------------------------
  End of year (including undistributed net
    investment income of $591,376 and $355,507,
    respectively)                                   $ 83,735,269  $ 95,918,914
 ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Core Stock Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek to provide a high total return through both growth and current income.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
                           AIM V.I. CORE STOCK FUND
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
                           AIM V.I. CORE STOCK FUND
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.695%
                           -------------------------
                           Next $250 million   0.67%
                           -------------------------
                           Next $500 million  0.645%
                           -------------------------
                           Next $1.5 billion   0.62%
                           -------------------------
                           Next $2.5 billion  0.595%
                           -------------------------
                           Next $2.5 billion   0.57%
                           -------------------------
                           Next $2.5 billion  0.545%
                           -------------------------
                           Over $10 billion    0.52%
                           -------------------------

  Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM paid INVESCO 40% of the amount paid by the Fund to AIM. Effective June 1, 2005, the sub-advisory agreement between AIM and INVESCO was terminated.
  Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM and/or the distributor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $142,926.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses,
                           AIM V.I. CORE STOCK FUND
financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended
December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $214,580 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $7,556.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $27.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or ADI.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments an affiliated money market funds for the year ended December 31, 2005.

                                                       CHANGE IN
                                                       UNREALIZED
                   VALUE    PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND              12/31/04   AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------
Premier Portfolio   $ --   $27,224,606 $(25,343,645)      $ --      $1,880,961 $87,467     $ --
---------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $195,346 and sales of $247,325, which resulted in net realized gains of $24,609.
NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,234 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
                           AIM V.I. CORE STOCK FUND
NOTE 7--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                      ---------------------------------------
                                        CALL OPTION CONTRACTS
                                        ---------------------
                                        NUMBER OF   PREMIUMS
                                        CONTRACTS   RECEIVED
                                        ---------   --------
                      Beginning of year     --      $    --
                      ---------------------------------------
                      Written              430       46,631
                      ---------------------------------------
                      End of year          430      $46,631
                      ---------------------------------------

                         OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------
                                                                               CHANGE IN
                                  CONTRACT STRIKE NUMBER OF PREMIUMS  VALUE    UNREALIZED
                                   MONTH   PRICE  CONTRACTS RECEIVED 12/31/05 DEPRECIATION
------------------------------------------------------------------------------------------
BJ Services Co.                    Jan-06   $35      340    $24,201  $ 71,502   $(47,301)
------------------------------------------------------------------------------------------
Nabors Industries, Ltd.            Jan-06    70       90     22,430    57,042    (34,612)
------------------------------------------------------------------------------------------
Total outstanding options written                    430    $46,631  $128,544   $(81,913)
------------------------------------------------------------------------------------------

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                     2005     2004
           ---------------------------------------------------------
           Distributions paid from ordinary income $360,716 $822,773
           ---------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               -------------------------------------------------
               Undistributed ordinary income        $   611,024
               -------------------------------------------------
               Unrealized appreciation--investments   2,053,542
               -------------------------------------------------
               Temporary book/tax differences           (12,939)
               -------------------------------------------------
               Capital loss carryforward             (2,860,240)
               -------------------------------------------------
               Post-October capital loss deferral      (121,928)
               -------------------------------------------------
               Post-October currency loss deferral       (6,710)
               -------------------------------------------------
               Shares of beneficial interest         84,072,520
               -------------------------------------------------
               Total net assets                     $83,735,269
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(42) and option contracts written of $(81,913).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $7,257,948 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $2,860,240
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                           AIM V.I. CORE STOCK FUND
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $101,355,658 and $116,621,009, respectively.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 4,570,766
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,435,269)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 2,135,497
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $81,779,581.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital on securities sold , on December 31, 2005, undistributed net investment income (loss) was increased by $46,808, undistributed net realized gain (loss) was decreased by $46,806 and shares of beneficial interest decreased by $2. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------
                                             2005/(A)/                   2004
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Series I                              326,318  $  5,966,933     389,317  $  6,962,451
----------------------------------------------------------------------------------------
  Series II/(b)/                             --            --         577        10,000
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                               18,737       360,685      44,638       822,681
----------------------------------------------------------------------------------------
  Series II/(b)/                              2            31           5            92
----------------------------------------------------------------------------------------
Reacquired:
  Series I                           (1,129,874)  (20,666,465) (1,349,682)  (23,877,945)
----------------------------------------------------------------------------------------
                                       (784,817) $(14,338,816)   (915,145) $(16,082,721)
----------------------------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 85% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
NOTE 12--SIGNIFICANT EVENT
The Board of Trustees of the Trust unanimously approved, on December 7, 2005, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM V.I. Core Equity Fund ("Buying Fund"), a series of the Trust (the "Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.
  The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.
                           AIM V.I. CORE STOCK FUND
NOTE 13--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                             SERIES I
                                                                   -----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                         2005           2004        2003      2002       2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 18.51          $ 17.91       $  14.77  $ 18.58   $  20.71
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.14             0.09/(a)/      0.13     0.21       0.20
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.48             0.67           3.20    (3.76)     (2.06)
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.62             0.76           3.33    (3.55)     (1.86)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.08)           (0.16)         (0.19)   (0.26)     (0.21)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                 --               --             --       --      (0.06)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.08)           (0.16)         (0.19)   (0.26)     (0.27)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 19.05          $ 18.51       $  17.91  $ 14.77   $  18.58
--------------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     3.35%            4.24%         22.60%  (19.11)%    (8.97)%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $83,724          $95,908       $109,203  $95,531   $133,754
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.01%/(c)(d)/    1.21%          1.10%    1.12%      1.09%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                  0.62%/(c)/       0.36%/(a)/     0.82%    0.99%      1.27%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                118%              40%            93%      49%        29%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share paid by Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.04 and 0.08%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $87,984,211.
/(d)/After fees waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 1.17%.

                                                                        SERIES II
                                                          -----------------------------
                                                                             APRIL 30, 2004
                                                                               (DATE SALES
                                                            YEAR ENDED         COMMENCED)
                                                           DECEMBER 31,      TO DECEMBER 31,
                                                               2005               2004
                                                          ------------       ---------------
Net asset value, beginning of period                         $18.48              $17.33
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.07                0.11/(a)/
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       0.49                1.20
------------------------------------------------------------------------------------------------
    Total from investment operations                           0.56                1.31
------------------------------------------------------------------------------------------------
Less dividends from net investment income                     (0.05)              (0.16)
------------------------------------------------------------------------------------------------
Net asset value, end of period                               $18.99              $18.48
------------------------------------------------------------------------------------------------
Total return /(b)/                                             3.05%               7.56%
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $   11              $   11
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.26%/(c)(d)/       1.45%/(d)(e)/
------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           0.37%/(c)/          0.12%/(a)(e)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         118%                 40%
------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend of $3.00 per share paid by Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.06 and (0.16)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $10,610.
/(d)/After fee waivers and/or reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements were 1.42% and 1.46% for the years ended December 31, 2005 and 2004, respectively.
/(e)/Annualized.
                           AIM V.I. CORE STOCK FUND
NOTE 14--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
                           AIM V.I. CORE STOCK FUND
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                           AIM V.I. CORE STOCK FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Core Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Core Stock Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
As described in Note 12, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM V.I. Core Equity Fund. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas
                           AIM V.I. CORE STOCK FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                           AIM V.I. CORE STOCK FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

TAX DISCLOSURES
REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.
                           AIM V.I. CORE STOCK FUND

                                                AIM V.I. DEMOGRAPHIC TRENDS FUND
                               Annual Report to Shareholders o December 31, 2005



                     EFFECTIVE JULY 1,2005,AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                                   WAS RENAMED AIM V.I. DEMOGRAPHIC TRENDS FUND.


AIM V.I. DEMOGRAPHIC TRENDS FUND seeks to provide long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.

================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DEMOGRAPHIC TRENDS FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               boomers age and require greater health
                                                                                          care services
=======================================================================================
PERFORMANCE SUMMARY                                                                       o information technology companies may
                                                                                          benefit because their products and
For the year ended December 31, 2005, AIM    ==========================================   services facilitate advances and enhance
V.I. Demographic Trends Fund delivered       FUND VS. INDEXES                             productivity throughout the economy
positive returns that exceeded those of
its broad market and style-specific          TOTAL RETURNS, 12/31/04-12/31/05,               Quantitative analysis focuses on the
indexes. Fund performance relative to the    EXCLUDING VARIABLE PRODUCT ISSUER CHARGES.   level, growth rate and sustainability of
broad market was helped by strong stock      IF VARIABLE PRODUCT ISSUER CHARGES WERE      earnings, revenue and cash flow, ranking
selection. In each of the four sectors in    INCLUDED, RETURNS WOULD BE LOWER.            investment candidates on absolute and
which the Fund invests the bulk of its                                                    relative attractiveness. Fundamental
assets, Fund holdings outperformed those     Series I Shares                      6.21%   analysis seeks to define a company's key
of the S&P 500 Index.                                                                     drivers of success and to assess their
                                             Series II Shares                     6.07    durability. We review financial statements
   The Fund outperformed its                                                              and earnings reports; the company's
style-specific index largely on the basis    Standard & Poor's Composite Index            structure, business model and management
of its financials holdings. Returns for      of 500 Stocks (S&P 500 Index)                team; the competitive environment and
the Fund's financials sector holdings        (Broad Market Index)                 4.91    market opportunities.
averaged more than three times higher than
those in the Russell 3000 Growth Index.      Russell 3000 Growth Index                       We may reduce or eliminate exposure to
The Fund's consumer discretionary, health    (Style-specific Index)               5.17    a stock if we see:
care and information technology (IT)
holdings also, on average, out-              Lipper Multi-Cap Growth Fund Index           o a deterioration in business prospects
performed those of our style-specific        (Peer Group Index)                   9.13
index.                                                                                    o a worsening competitive position
                                             SOURCE: LIPPER, INC.
                                             ==========================================   o slowing earnings growth

                                                Your Fund's long-term performance         o overvaluation of the stock
                                             appears on Pages 4 and 5.
=======================================================================================
                                                                                          MARKET CONDITIONS AND YOUR FUND
HOW WE INVEST                                believe these trends will affect the
                                             following four market sectors in which we    Despite widespread concern about the
We believe changing demographics creates     invest the bulk of Fund assets:              potential impact of rising short-term
investment opportunities. Our investment                                                  interest rates and historically high
process combines quantitative and            o consumer discretionary businesses may      energy prices, the U.S. economy showed
fundamental analysis to uncover companies    benefit from the growth of disposable        signs of strength for the year. Economic
exhibiting long-term, sustainable earnings   income as baby boomers pay off obligations   activity expanded, inflation remained
and cash flow growth that is not yet         such as children's college tuition and       contained and corporate profits generally
reflected in investor expectations or        home mortgages                               rose. Late in the year, some worried that
equity valuations.                                                                        higher energy prices and rising interest
                                             o financial firms may benefit as baby        rates might crimp consumer spending, which
   The Fund focuses on companies likely to   boomers accumulate assets for their          accounts for approximately two-thirds of
benefit from certain demographic trends.     retirement                                   the U.S. economy. Initial data suggested
We                                                                                        that holiday sales were solid.
                                             o health care businesses may benefit as
                                             baby

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Semiconductors                    8.3%    1. Aetna Inc.                        3.2%

Information Technology               27.2%    2. Pharmaceuticals                   8.1     2. Goldman Sachs Group, Inc. (The)   2.7

Health Care                          23.0     3. Managed Health Care               5.8     3. Analog Devices, Inc.              2.6

Consumer Discretionary               13.7     4. Investment Banking & Brokerage    5.3     4. Yahoo! Inc.                       2.6

Financials                           12.8     5. Internet Software & Services      4.7     5. QUALCOMM Inc.                     2.5

Industrials                          11.1     6. Biotechnology                     4.6     6. Johnson & Johnson                 2.4

Energy                                4.5     7. Communications Equipment          4.3     7. Amgen Inc.                        2.1

Materials                             4.1     8. Aerospace & Defense               3.8     8. Google Inc.-Class A               2.1

Consumer Staples                      2.4     9. Computer Hardware                 2.8     9. Apple Computer, Inc.              2.0

Money Market Funds                           10. Department Stores                 2.6    10. BJ Services Co.                   2.0
Plus Other Assets Less Liabilities    1.2

The Fund's holdings are subject to change, and there is no assurance that the Fund        TOTAL NET ASSETS            $67.8 MILLION
will continue to hold any particular security.                                            TOTAL NUMBER OF HOLDINGS*              83

*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================

AIM V.I. DEMOGRAPHIC TRENDS FUND


   Because your Fund invests primarily in    ues to benefit from the phenomenal success   THE VIEWS AND OPINIONS EXPRESSED IN
four economic sectors, its performance is    of its iPod music player. In recent          MANAGEMENT'S DISCUSSION OF FUND
dependent on the performance of those        quarters, we've seen evidence that           PERFORMANCE ARE THOSE OF A I M ADVISORS,
sectors. For the year covered by this        consumers are buying more                    INC. THESE VIEWS AND OPINIONS ARE SUBJECT
report, the financials, health care and IT   Macintosh--Registered Trademark--            TO CHANGE AT ANY TIME BASED ON FACTORS
sectors showed positive returns, while the   computers to go with their new iPods. We     SUCH AS MARKET AND ECONOMIC CONDITIONS.
consumer discretionary sector declined.      believe Apple's earnings estimates are       THESE VIEWS AND OPINIONS MAY NOT BE RELIED
The Fund's performance relative to its       still conservative, and the stock remained   UPON AS INVESTMENT ADVICE OR
indexes was hindered by its smaller          a top Fund holding at the close of the       RECOMMENDATIONS, OR AS AN OFFER FOR A
exposure to the energy and utilities         year.                                        PARTICULAR SECURITY. THE INFORMATION IS
sectors, which led the market for 2005.                                                   NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF
                                                Security software manufacturer SYMANTEC   ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR
   The Fund's financials stocks performed    detracted from Fund performance. Best        THE FUND. STATEMENTS OF FACT ARE FROM
especially well. Fund holdings GOLDMAN       known for its Norton anti-virus software,    SOURCES CONSIDERED RELIABLE, BUT A I M
SACHS and LEHMAN BROTHERS benefited from     Symantec acquired VERITAS Software in a      ADVISORS, INC. MAKES NO REPRESENTATION OR
increased merger and acquisition activity,   controversial move. Many investors feared    WARRANTY AS TO THEIR COMPLETENESS OR
a trend that helped many other major         the acquisition could distract management.   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE
investment banking and brokerage stocks.     We shared those concerns and reduced, but    IS NO GUARANTEE OF FUTURE RESULTS, THESE
An unprecedented hurricane season            did not eliminate, our stake during the      INSIGHTS MAY HELP YOU UNDERSTAND OUR
initially was negative for many property     year.                                        INVESTMENT MANAGEMENT PHILOSOPHY.
and casualty stocks such as HARTFORD
FINANCIAL SERVICES, but investors quickly       We added to the Fund's consumer                               LANNY H. SACHNOWITZ,
embraced such stocks as the likelihood of    discretionary holdings targeting retailers        [SACHNOWITZ    senior portfolio
higher insurance premiums resulting in       that cater to higher-end                             PHOTO]      manager, is lead
improved revenues increased.                 consumers--consumers less likely to be                           portfolio manager of
                                             affected by higher energy costs. NORDSTROM                       AIM V.I. Demographic
   In the health care sector, our research   and FEDERATED DEPARTMENT STORES were among   Trends Fund. He joined AIM in 1987 as a
led us to managed health care stocks. Many   the stocks that we added to the Fund, and    money market trader and research analyst.
managed health care companies reported       we did so at what we believe were very       In 1990, Mr. Sachnowitz's trading
strong earnings in recent quarters by        reasonable prices.                           responsibilities were expanded to include
aggressively controlling costs. This was a                                                head of equity trading. He was named a
function of lower hospital utilization          One consumer discretionary stock that     portfolio manager in 1991. Mr. Sachnowitz
rates and plan participants switching from   hindered Fund performance was online         received a B.S. in finance from the
name-brand to generic drugs. AETNA and       auction company EBAY. In September, the      University of Southern California and an
WELLPOINT were among the managed health      company proposed acquiring an Internet       M.B.A. from the University of Houston.
care companies that aided Fund               phone company. Like many other investors,
performance.                                 we questioned the strategic value of the                         KIRK L. ANDERSON,
                                             proposed acquisition, which hurt eBay's            [ANDERSON     portfolio manager, is
   We generally avoided stocks of a number   short-term performance. But we held the              PHOTO]      a portfolio manager of
of U.S. pharmaceutical companies due to      stock at the close of the year because we                        AIM V.I. Demographic
their weak product pipelines, patent         believed the company's core business                             Trends Fund. He joined
expiration and litigation risk. We           remains strong, it continues to generate     AIM in 1994 and assumed his current
increased our ownership of non-U.S.          significant cash flow, and it continues to   position in 2003. Mr. Anderson earned a
pharmaceutical stocks, including two Swiss   grow faster than most companies.             B.A. in political science from Texas A&M
stocks:                                                                                   University and M.S. in finance from the
                                             IN CLOSING                                   University of Houston.
o NOVARTIS, which boasts a promising
product pipeline, including some exciting    We were pleased that the Fund provided                           JAMES G. BIRDSALL,
new cancer treatments.                       positive returns that exceeded its broad           [BIRDSALL     portfolio manager, is
                                             market and style-specific indexes. We were           PHOTO]      a portfolio manager of
o ALCON, which manufactures and markets      particularly pleased that stocks from all                        AIM V.I. Demographic
drugs, surgical equipment and consumer       four sectors in which we invest the bulk                         Trends Fund. He has
products to treat diseases and disorders     of our assets contributed positively to      been associated with AIM Investments since
of the eyes. In October, the company         Fund performance in a challenging market.    1997 and was named a portfolio manager in
reported exceptionally strong                At the close of the year, we remained        1999. Mr. Birdsall received his B.B.A.
third-quarter revenue and earnings growth.   optimistic that long-term demographic        with a concentration in finance from
                                             trends were likely to continue to create     Stephen F. Austin State University before
   Our bottom-up research helped us          exciting investment opportunities for        earning his M.B.A. with a concentration in
identify attractive investment               long-term investors. We thank you for your   finance and international business from
opportunities in the IT sector. IT stocks    continued investment in AIM V.I.             the University of St. Thomas.
helping your Fund's performance included     Demographic Trends Fund.
Internet search engine GOOGLE and APPLE                                                   Assisted by the Large Cap Growth Team
COMPUTER. As more people worldwide go
online, Google offers advertisers a                                                                 [RIGHT ARROW GRAPHIC]
cost-effective way to reach consumers.
Apple contin-                                                                             FOR A DISCUSSION OF THE RISKS OF INVESTING
                                                                                          IN YOUR FUND, INDEXES USED IN THIS REPORT
                                                                                          AND YOUR FUND'S LONG-TERM PERFORMANCE,
                                                                                          PLEASE TURN TO PAGES 4 AND 5.

AIM V.I. DEMOGRAPHIC TRENDS FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
Fund data from 12/29/99, index data from 12/31/99

                                                          [MOUNTAIN CHART]

                      AIM V.I. DEMOGRAPHIC                                         RUSSELL 3000                 LIPPER MULTI-CAP
                          TRENDS FUND-                     S&P 500                    GROWTH                       GROWTH FUND
  DATE                  SERIES I SHARES                     INDEX                     INDEX                          INDEX
12/29/99                     10000
   01/00                      9800                           9498                      9558                           9899
   02/00                     11120                           9318                     10155                          11481
   03/00                     11110                          10229                     10729                          11436
   04/00                     10210                           9921                     10178                          10477
   05/00                      9400                           9718                      9639                           9771
   06/00                     10410                           9957                     10404                          10740
   07/00                     10340                           9802                      9938                          10402
   08/00                     11451                          10410                     10848                          11529
   09/00                     10771                           9861                      9854                          10829
   10/00                      9900                           9819                      9365                          10200
   11/00                      8040                           9045                      7963                           8529
   12/00                      8211                           9090                      7758                           8795
   01/01                      8491                           9412                      8301                           8973
   02/01                      6571                           8554                      6911                           7660
   03/01                      5621                           8013                      6168                           6839
   04/01                      6441                           8635                      6946                           7673
   05/01                      6381                           8693                      6863                           7632
   06/01                      6441                           8481                      6731                           7496
   07/01                      6051                           8398                      6534                           7092
   08/01                      5461                           7873                      6008                           6479
   09/01                      4520                           7237                      5384                           5517
   10/01                      4891                           7375                      5681                           5912
   11/01                      5561                           7941                      6222                           6481
   12/01                      5591                           8010                      6236                           6582
   01/02                      5480                           7893                      6118                           6396
   02/02                      5090                           7741                      5854                           5999
   03/02                      5460                           8032                      6077                           6357
   04/02                      5080                           7546                      5606                           5971
   05/02                      4920                           7490                      5457                           5797
   06/02                      4470                           6957                      4955                           5257
   07/02                      4010                           6415                      4649                           4763
   08/02                      3970                           6457                      4662                           4727
   09/02                      3590                           5756                      4187                           4360
   10/02                      3880                           6262                      4560                           4693
   11/02                      4160                           6630                      4820                           4987
   12/02                      3790                           6241                      4488                           4619
   01/03                      3781                           6077                      4378                           4543
   02/03                      3751                           5986                      4352                           4512
   03/03                      3811                           6044                      4432                           4583
   04/03                      4131                           6542                      4765                           4918
   05/03                      4461                           6886                      5022                           5280
   06/03                      4551                           6974                      5093                           5341
   07/03                      4701                           7097                      5237                           5507
   08/03                      4831                           7235                      5379                           5727
   09/03                      4691                           7159                      5315                           5616
   10/03                      5071                           7563                      5626                           6014
   11/03                      5161                           7630                      5694                           6124
   12/03                      5212                           8030                      5877                           6253
   01/04                      5392                           8177                      6012                           6409
   02/04                      5462                           8291                      6046                           6494
   03/04                      5372                           8166                      5945                           6474
   04/04                      5152                           8038                      5858                           6257
   05/04                      5301                           8148                      5967                           6405
   06/04                      5402                           8306                      6051                           6542
   07/04                      4961                           8031                      5693                           6080
   08/04                      4851                           8063                      5657                           5995
   09/04                      5011                           8151                      5731                           6226
   10/04                      5141                           8275                      5825                           6360
   11/04                      5381                           8610                      6049                           6702
   12/04                      5641                           8903                      6285                           6958
   01/05                      5471                           8686                      6069                           6707
   02/05                      5481                           8868                      6135                           6782
   03/05                      5411                           8712                      6013                           6639
   04/05                      5231                           8546                      5875                           6395
   05/05                      5571                           8818                      6170                           6789
   06/05                      5631                           8831                      6166                           6825
   07/05                      5821                           9159                      6479                           7229
   08/05                      5671                           9076                      6395                           7194
   09/05                      5811                           9149                      6426                           7310
   10/05                      5761                           8996                      6348                           7177
   11/05                      6001                           9336                      6629                           7561
   12/05                      5990                           9340                      6609                           7593

                                                                                                           SOURCE: LIPPER, INC.


Past performance cannot guarantee                                                         ==========================================
comparable future results.                                                                AIM V.I. Demographic Trends Fund invests
                                                                                          the bulk of its assets in stocks from four
   This chart, which is a logarithmic                                                     market sectors--financials, health care,
chart, presents the fluctuations in the                                                   information technology and consumer
value of the Fund and its indexes. We                                                     discretionary--that may benefit from
believe that a logarithmic chart is more                                                  long-term demographic trends. The table
effective than other types of charts in                                                   below illustrates the one-year performance
illustrating changes in value during the                                                  of those four market sectors for the year
early years shown in the chart. The                                                       ended December 31, 2005. The S&P 500
vertical axis, the one that indicates the                                                 Index, representing the broad market,
dollar value of an investment, is                                                         returned 4.91% for the year.
constructed with each segment representing
a percent change in the value of the
investment. In this chart, each segment                                                   CUMULATIVE TOTAL RETURNS,
represents a doubling, or 100% change, in                                                 SELECTED S&P 500 INDEX SECTORS
the value of the investment. In other
words, the space between $3,000 and $6,000                                                12/31/04-12/31/05
is the same size as the space between
$6,000 and $12,000, and so on.                                                            Financials                           6.47%

                                                                                          Health Care                          6.46

                                                                                          Information Technology               0.99

                                                                                          Consumer Discretionary              -6.36

                                                                                          SOURCE: LIPPER,INC.
                                                                                          ==========================================

AIM V.I. DEMOGRAPHIC TRENDS FUND


==========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES. THE INCEPTION DATE OF SERIES I       THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               SHARES IS DECEMBER 29, 1999. SERIES I AND    VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             SERIES II SHARES INVEST IN THE SAME          SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              PORTFOLIO OF SECURITIES AND WILL HAVE        FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (12/29/99)                -8.18%   SUBSTANTIALLY SIMILAR PERFORMANCE, EXCEPT    NOT INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                            -6.11    TO THE EXTENT THAT EXPENSES BORNE BY EACH    PRODUCT VALUES. THEY DO NOT REFLECT SALES
 1 Year                              6.21    CLASS DIFFER.                                CHARGES, EXPENSES AND FEES ASSESSED IN
                                                                                          CONNECTION WITH A VARIABLE PRODUCT. SALES
SERIES II SHARES                                THE PERFORMANCE DATA QUOTED REPRESENT     CHARGES, EXPENSES AND FEES, WHICH ARE
Inception                           -8.38%   PAST PERFORMANCE AND CANNOT GUARANTEE        DETERMINED BY THE VARIABLE PRODUCT
 5 Years                            -6.31    COMPARABLE FUTURE RESULTS; CURRENT           ISSUERS, WILL VARY AND WILL LOWER THE
 1 Year                              6.07    PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   TOTAL RETURN.
                                             CONTACT YOUR VARIABLE PRODUCT ISSUER OR
==========================================   FINANCIAL ADVISOR FOR THE MOST RECENT           PER NASD REQUIREMENTS, THE MOST RECENT
CUMULATIVE TOTAL RETURNS                     MONTH-END VARIABLE PRODUCT PERFORMANCE.      MONTH-END PERFORMANCE DATA AT THE FUND
                                             PERFORMANCE FIGURES REFLECT FUND EXPENSES,   LEVEL, EXCLUDING VARIABLE PRODUCT CHARGES,
Six months ended 12/31/05                    REINVESTED DISTRIBUTIONS AND CHANGES IN      IS AVAILABLE ON AIM'S AUTOMATED
Series I Shares                      6.39%   NET ASSET VALUE. INVESTMENT RETURN AND       INFORMATION LINE, 866-702-4402. AS
Series II Shares                     6.45    PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU   MENTIONED ABOVE, FOR THE MOST RECENT
                                             MAY HAVE A GAIN OR LOSS WHEN YOU SELL        MONTH-END PERFORMANCE INCLUDING VARIABLE
==========================================   SHARES.                                      PRODUCT CHARGES, PLEASE CONTACT YOUR
                                                                                          VARIABLE PRODUCT ISSUER OR FINANCIAL
RETURNS SINCE NOVEMBER 7, 2001, THE             AIM V.I. DEMOGRAPHIC TRENDS FUND, A       ADVISOR.
INCEPTION DATE OF SERIES II SHARES, ARE      SERIES PORTFOLIO OF AIM VARIABLE INSURANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        FUNDS, IS CURRENTLY OFFERED
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I SHARES
(FOR PERIODS PRIOR TO INCEPTION OF SERIES
II SHARES) ADJUSTED TO REFLECT THE HIGHER
RULE 12b-1 FEES APPLICABLE TO SERIES II

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in smaller companies involves
greater risk than investing in more
established companies, such as business
risk, significant stock price fluctuations      The unmanaged RUSSELL 3000--Registered    OTHER INFORMATION
and illiquidity.                             Trademark-- GROWTH INDEX is a subset of
                                             the RUSSELL 3000--Registered Trademark--     The returns shown in the management's
   The Fund may invest up to 25% of its      INDEX, an index of common stocks that        discussion of Fund performance are based
assets in the securities of non-U.S.         measures performance of the largest 3,000    on net asset values calculated for
issuers. International investing presents    U.S. companies based on market               shareholder transactions. Generally
certain risks not associated with            capitalization; the Growth subset measures   accepted accounting principles require
investing solely in the United States.       the performance of Russell 3000 companies    adjustments to be made to the net assets
These include risks relating to              with higher price/book ratios and higher     of the Fund at period end for financial
fluctuations in the value of the U.S.        forecasted growth values.                    reporting purposes, and as such, the net
dollar relative to the values of other                                                    asset values for shareholder transactions
currencies, the custody arrangements made       The unmanaged Standard & Poor's           and the returns based on those net asset
for the Fund's foreign holdings,             Composite Index of 500 Stocks (the S&P 500   values may differ from the net asset
differences in accounting, political risks   --Registered Trademark-- INDEX) is an        values and returns reported in the
and the lesser degree of public              index of common stocks frequently used as    Financial Highlights. Additionally, the
information required to be provided by       a general measure of U.S. stock market       returns and net asset values shown
non-U.S. companies.                          performance.                                 throughout this report are at the Fund
                                                                                          level only and do not include variable
ABOUT INDEXES USED IN THIS REPORT               The Fund is not managed to track the      product issuer charges. If such charges
                                             performance of any particular index,         were included, the total returns would be
The unmanaged LIPPER MULTI-CAP GROWTH FUND   including the indexes defined here, and      lower.
INDEX represents an average of the           consequently, the performance of the Fund
performance of the 30 largest                may deviate significantly from the              Industry classifications used in this
multi-capitalization growth funds tracked    performance of the indexes.                  report are generally according to the
by Lipper, Inc., an independent mutual                                                    Global Industry Classification Standard,
fund performance monitor.                       A direct investment cannot be made in     which was developed by and is the
                                             an index. Unless otherwise indicated,        exclusive property and a service mark of
                                             index results include reinvested             Morgan Stanley Capital International Inc.
                                             dividends, and they do not reflect sales     and Standard & Poor's.
                                             charges. Performance of an index of funds
                                             reflects fund expenses; performance of a
                                             market index does not.

AIM V.I. DEMOGRAPHIC TRENDS FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              5% per year before expenses, which is not
                                                                                          the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur      The table below provides information about   actual cumulative total returns at net
ongoing costs, including management fees;    actual account values and actual expenses.   asset value after expenses for the six
distribution and/or service fees (12b-1);    You may use the information in this table,   months ended December 31, 2005, appear in
and other Fund expenses. This example is     together with the amount you invested, to    the table "Cumulative Total Returns" on
intended to help you understand your         estimate the expenses that you paid over     Page 5.
ongoing costs (in dollars) of investing in   the period. Simply divide your account
the Fund and to compare these costs with     value by $1,000 (for example, an $8,600         THE HYPOTHETICAL ACCOUNT VALUES AND
ongoing costs of investing in other mutual   account value divided by $1,000 = 8.6),      EXPENSES MAY NOT BE USED TO ESTIMATE THE
funds. The example is based on an            then multiply the result by the number in    ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES
investment of $1,000 invested at the         the table under the heading entitled         YOU PAID FOR THE PERIOD. YOU MAY USE THIS
beginning of the period and held for the     "Actual Expenses Paid During Period" to      INFORMATION TO COMPARE THE ONGOING COSTS
entire period July 1, 2005, through          estimate the expenses you paid on your       OF INVESTING IN THE FUND AND OTHER FUNDS.
December 31, 2005. The actual and            account during this period.                  TO DO SO, COMPARE THIS 5% HYPOTHETICAL
hypothetical expenses in the examples                                                     EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES
below do not represent the effect of any     HYPOTHETICAL EXAMPLE FOR                     THAT APPEAR IN THE SHAREHOLDER REPORTS OF
fees or other expenses assessed in           COMPARISON PURPOSES                          THE OTHER FUNDS.
connection with a variable product; if
they did, the expenses shown would be        The table below also provides information       Please note that the expenses shown in
higher while the ending account values       about hypothetical account values and        the table are meant to highlight your
shown would be lower.                        hypothetical expenses based on the Fund's    ongoing costs. Therefore, the hypothetical
                                             actual expense ratio and an assumed rate     information is useful in comparing ongoing
                                             of return of                                 costs, and will not help you determine the
                                                                                          relative total costs of owning different
                                                                                          funds.

====================================================================================================================================


                                       ACTUAL                                         HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING             ENDING              EXPENSES         ENDING            EXPENSES         ANNUALIZED
SHARE              ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING        EXPENSE
CLASS                (7/1/05)          (12/31/05)(1)           PERIOD(2)      (12/31/05)          PERIOD(2)          RATIO
Series I           $    1,000.00       $    1,063.90          $      5.25   $    1,020.11        $      5.14          1.01%
Series II               1,000.00            1,064.50                 6.56        1,018.85               6.41          1.26


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. DEMOGRAPHIC TRENDS FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     o Fees relative to those of clients of AIM
Insurance Funds (the "Board") oversees the   by AIM. The Board reviewed the credentials   with comparable investment strategies. The
management of AIM V.I. Demographic Trends    and experience of the officers and           Board reviewed the advisory fee rate for
Fund (formerly known as "AIM V.I. Dent       employees of AIM who will provide            the Fund under the Advisory Agreement. The
Demographic Trends Fund") (the "Fund")       investment advisory services to the Fund.    Board noted that this rate (i) was the
and, as required by law, determines          In reviewing the qualifications of AIM to    same as the advisory fee rates for a
annually whether to approve the              provide investment advisory services, the    mutual fund advised by AIM with investment
continuance of the Fund's advisory           Board reviewed the qualifications of AIM's   strategies comparable to those of the
agreement with A I M Advisors, Inc.          investment personnel and considered such     Fund; and (ii) was higher than the
("AIM"). Based upon the recommendation of    issues as AIM's portfolio and product        sub-advisory fee rates for an unaffiliated
the Investments Committee of the Board,      review process, various back office          mutual fund for which an AIM affiliate
which is comprised solely of independent     support functions provided by AIM and        serves as sub-advisor, although the total
trustees, at a meeting held on June 30,      AIM's equity and fixed income trading        management fees paid by such unaffiliated
2005, the Board, including all of the        operations. Based on the review of these     mutual fund were the same as the advisory
independent trustees, approved the           and other factors, the Board concluded       fee rate for the Fund. The Board noted
continuance of the advisory agreement (the   that the quality of services to be           that AIM has agreed to waive advisory fees
"Advisory Agreement") between the Fund and   provided by AIM was appropriate and that     of the Fund and to limit the Fund's total
AIM for another year, effective July 1,      AIM currently is providing satisfactory      operating expenses, as discussed below.
2005.                                        services in accordance with the terms of     Based on this review, the Board concluded
                                             the Advisory Agreement.                      that the advisory fee rate for the Fund
   The Board considered the factors                                                       under the Advisory Agreement was fair and
discussed below in evaluating the fairness   o The performance of the Fund relative to    reasonable.
and reasonableness of the Advisory           comparable funds. The Board reviewed the
Agreement at the meeting on June 30, 2005    performance of the Fund during the past      o Fees relative to those of comparable
and as part of the Board's ongoing           one, three and five calendar years against   funds with other advisors. The Board
oversight of the Fund. In their              the performance of funds advised by other    reviewed the advisory fee rate for the
deliberations, the Board and the             advisors with investment strategies          Fund under the Advisory Agreement. The
independent trustees did not identify any    comparable to those of the Fund. The Board   Board compared effective contractual
particular factor that was controlling,      noted that the Fund's performance in such    advisory fee rates at a common asset level
and each trustee attributed different        periods was below the median performance     and noted that the Fund's rate was above
weights to the various factors.              of such comparable funds. The Board noted    the median rate of the funds advised by
                                             that AIM has acknowledged that the Fund      other advisors with investment strategies
   One of the responsibilities of the        continues to require a long-term solution    comparable to those of the Fund that the
Senior Officer of the Fund, who is           to its under-performance, and that           Board reviewed. The Board noted that AIM
independent of AIM and AIM's affiliates,     management is continuing to closely          has agreed to waive advisory fees of the
is to manage the process by which the        monitor the performance of the Fund and      Fund and to limit the Fund's total
Fund's proposed management fees are          analyze various possible long-term           operating expenses, as discussed below.
negotiated to ensure that they are           solutions. Based on this review, the Board   Based on this review, the Board concluded
negotiated in a manner which is at arm's     concluded that no changes should be made     that the advisory fee rate for the Fund
length and reasonable. To that end, the      to the Fund and that it was not necessary    under the Advisory Agreement was fair and
Senior Officer must either supervise a       to change the Fund's portfolio management    reasonable.
competitive bidding process or prepare an    team at this time.
independent written evaluation. The Senior                                                o Expense limitations and fee waivers. The
Officer has recommended an independent       o The performance of the Fund relative to    Board noted that AIM has contractually
written evaluation in lieu of a              indices. The Board reviewed the              agreed to waive advisory fees of the Fund
competitive bidding process and, upon the    performance of the Fund during the past      through December 31, 2009 to the extent
direction of the Board, has prepared such    one, three and five calendar years against   necessary so that the advisory fees
an independent written evaluation. Such      the performance of the Lipper Multi Cap      payable by the Fund do not exceed a
written evaluation also considered certain   Growth Index. The Board noted that the       specified maximum advisory fee rate, which
of the factors discussed below. In           Fund's performance in such periods was       maximum rate includes breakpoints and is
addition, as discussed below, the Senior     below the performance of such Index. The     based on net asset levels. The Board
Officer made certain recommendations to      Board noted that AIM has acknowledged that   considered the contractual nature of this
the Board in connection with such written    the Fund continues to require a long-term    fee waiver and noted that it remains in
evaluation.                                  solution to its under-performance, and       effect until December 31, 2009. The Board
                                             that management is continuing to closely     noted that AIM has contractually agreed to
   The discussion below serves as a          monitor the performance of the Fund and      waive fees and/or limit expenses of the
summary of the Senior Officer's              analyze various possible long-term           Fund through June 30, 2006 in an amount
independent written evaluation and           solutions. Based on this review, the Board   necessary to limit total annual operating
recommendations to the Board in connection   concluded that no changes should be made     expenses to a specified percentage of
therewith, as well as a discussion of the    to the Fund and that it was not necessary    average daily net assets for each class of
material factors and the conclusions with    to change the Fund's portfolio management    the Fund. The Board considered the
respect thereto that formed the basis for    team at this time.                           contractual nature of this fee
the Board's approval of the Advisory                                                      waiver/expense limitation and noted that
Agreement. After consideration of all of     o Meeting with the Fund's portfolio          it remains in effect until June 30, 2006.
the factors below and based on its           managers and investment personnel. With      The Board considered the effect these fee
informed business judgment, the Board        respect to the Fund, the Board is meeting    waivers/expense limitations would have on
determined that the Advisory Agreement is    periodically with such Fund's portfolio      the Fund's estimated expenses and
in the best interests of the Fund and its    managers and/or other investment personnel   concluded that the levels of fee
shareholders and that the compensation to    and believes that such individuals are       waivers/expense limitations for the Fund
AIM under the Advisory Agreement is fair     competent and able to continue to carry      were fair and reasonable.
and reasonable and would have been           out their responsibilities under the
obtained through arm's length                Advisory Agreement.                          o Breakpoints and economies of scale. The
negotiations.                                                                             Board reviewed the structure of the Fund's
                                             o Overall performance of AIM. The Board      advisory fee under the Advisory Agreement,
o The nature and extent of the advisory      considered the overall performance of AIM    noting that it includes one breakpoint.
services to be provided by AIM. The Board    in providing investment advisory and         The Board reviewed the level of the Fund's
reviewed the services to be provided by      portfolio administrative services to the     advisory fees, and noted that such fees,
AIM under the Advisory Agreement. Based on   Fund and concluded that such performance     as a percentage of the Fund's net assets,
such review, the Board concluded that the    was satisfactory.                            would decrease as net assets increase
range of services to be provided by AIM                                                   because the Advisory Agreement
under the Advisory Agreement was
appropriate and that AIM currently is
providing services in accordance with the                                                                                (continued)
terms of the Advisory Agreement.

AIM V.I. DEMOGRAPHIC TRENDS FUND


includes a breakpoint. The Board noted       o Profitability of AIM and its affiliates.   o Other factors and current trends. In
that, due to the Fund's current asset        The Board reviewed information concerning    determining whether to continue the
levels and the way in which the advisory     the profitability of AIM's (and its          Advisory Agreement for the Fund, the Board
fee breakpoints have been structured, the    affiliates') investment advisory and other   considered the fact that AIM, along with
Fund has yet to benefit from the             activities and its financial condition.      others in the mutual fund industry, is
breakpoint. The Board noted that AIM has     The Board considered the overall             subject to regulatory inquiries and
contractually agreed to waive advisory       profitability of AIM, as well as the         litigation related to a wide range of
fees of the Fund through December 31, 2009   profitability of AIM in connection with      issues. The Board also considered the
to the extent necessary so that the          managing the Fund. The Board noted that      governance and compliance reforms being
advisory fees payable by the Fund do not     AIM's operations remain profitable,          undertaken by AIM and its affiliates,
exceed a specified maximum advisory fee      although increased expenses in recent        including maintaining an internal controls
rate, which maximum rate includes            years have reduced AIM's profitability.      committee and retaining an independent
breakpoints and is based on net asset        Based on the review of the profitability     compliance consultant, and the fact that
levels. The Board concluded that the         of AIM's and its affiliates' investment      AIM has undertaken to cause the Fund to
Fund's fee levels under the Advisory         advisory and other activities and its        operate in accordance with certain
Agreement therefore would reflect            financial condition, the Board concluded     governance policies and practices. The
economies of scale at higher asset levels    that the compensation to be paid by the      Board concluded that these actions
and that it was not necessary to change      Fund to AIM under its Advisory Agreement     indicated a good faith effort on the part
the advisory fee breakpoints in the Fund's   was not excessive.                           of AIM to adhere to the highest ethical
advisory fee schedule.                                                                    standards, and determined that the current
                                             o Benefits of soft dollars to AIM. The       regulatory and litigation environment to
o Investments in affiliated money market     Board considered the benefits realized by    which AIM is subject should not prevent
funds. The Board also took into account      AIM as a result of brokerage transactions    the Board from continuing the Advisory
the fact that uninvested cash and cash       executed through "soft dollar"               Agreement for the Fund.
collateral from securities lending           arrangements. Under these arrangements,
arrangements (collectively, "cash            brokerage commissions paid by the Fund
balances") of the Fund may be invested in    and/or other funds advised by AIM are used
money market funds advised by AIM pursuant   to pay for research and execution
to the terms of an SEC exemptive order.      services. This research is used by AIM in
The Board found that the Fund may realize    making investment decisions for the Fund.
certain benefits upon investing cash         The Board concluded that such arrangements
balances in AIM advised money market         were appropriate.
funds, including a higher net return,
increased liquidity, increased               o AIM's financial soundness in light of
diversification or decreased transaction     the Fund's needs. The Board considered
costs. The Board also found that the Fund    whether AIM is financially sound and has
will not receive reduced services if it      the resources necessary to perform its
invests its cash balances in such money      obligations under the Advisory Agreement,
market funds. The Board noted that, to the   and concluded that AIM has the financial
extent the Fund invests in affiliated        resources necessary to fulfill its
money market funds, AIM has voluntarily      obligations under the Advisory Agreement.
agreed to waive a portion of the advisory
fees it receives from the Fund               o Historical relationship between the Fund
attributable to such investment. The Board   and AIM. In determining whether to
further determined that the proposed         continue the Advisory Agreement for the
securities lending program and related       Fund, the Board also considered the prior
procedures with respect to the lending       relationship between AIM and the Fund, as
Fund is in the best interests of the         well as the Board's knowledge of AIM's
lending Fund and its respective              operations, and concluded that it was
shareholders. The Board therefore            beneficial to maintain the current
concluded that the investment of cash        relationship, in part, because of such
collateral received in connection with the   knowledge. The Board also reviewed the
securities lending program in the money      general nature of the non-investment
market funds according to the procedures     advisory services currently performed by
is in the best interests of the lending      AIM and its affiliates, such as
Fund and its respective shareholders.        administrative, transfer agency and
                                             distribution services, and the fees
o Independent written evaluation and         received by AIM and its affiliates for
recommendations of the Fund's Senior         performing such services. In addition to
Officer. The Board noted that, upon their    reviewing such services, the trustees also
direction, the Senior Officer of the Fund,   considered the organizational structure
who is independent of AIM and AIM's          employed by AIM and its affiliates to
affiliates, had prepared an independent      provide those services. Based on the
written evaluation in order to assist the    review of these and other factors, the
Board in determining the reasonableness of   Board concluded that AIM and its
the proposed management fees of the AIM      affiliates were qualified to continue to
Funds, including the Fund. The Board noted   provide non-investment advisory services
that the Senior Officer's written            to the Fund, including administrative,
evaluation had been relied upon by the       transfer agency and distribution services,
Board in this regard in lieu of a            and that AIM and its affiliates currently
competitive bidding process. In              are providing satisfactory non-investment
determining whether to continue the          advisory services.
Advisory Agreement for the Fund, the Board
considered the Senior Officer's written
evaluation and the recommendation made by
the Senior Officer to the Board that the
Board consider implementing a process to
assist them in more closely monitoring the
performance of the AIM Funds. The Board
concluded that it would be advisable to
implement such a process as soon as
reasonably practicable.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                               SHARES       VALUE
--------------------------------------------------------------------
DOMESTIC COMMON STOCKS-86.11%

AEROSPACE & DEFENSE-3.79%

Boeing Co. (The)                               16,547    $ 1,162,261
--------------------------------------------------------------------
General Dynamics Corp.                          5,986        682,703
--------------------------------------------------------------------
Precision Castparts Corp.                      14,000        725,340
====================================================================
                                                           2,570,304
====================================================================

APPAREL RETAIL-1.00%

Chico's FAS, Inc.(a)                           15,500        680,915
====================================================================

APPLICATION SOFTWARE-1.94%

Amdocs Ltd.(a)                                 47,879      1,316,672
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.06%

Legg Mason, Inc.                                6,000        718,140
====================================================================

BIOTECHNOLOGY-4.59%

Amgen Inc.(a)                                  18,000      1,419,480
--------------------------------------------------------------------
Genzyme Corp.(a)                                9,000        637,020
--------------------------------------------------------------------
Gilead Sciences, Inc.(a)                       20,000      1,052,600
====================================================================
                                                           3,109,100
====================================================================

COMMUNICATIONS EQUIPMENT-3.55%

Cisco Systems, Inc.(a)                         39,911        683,276
--------------------------------------------------------------------
QUALCOMM Inc.                                  40,000      1,723,200
====================================================================
                                                           2,406,476
====================================================================

COMPUTER & ELECTRONICS RETAIL-0.51%

Best Buy Co., Inc.                              8,000        347,840
====================================================================

COMPUTER HARDWARE-2.81%

Apple Computer, Inc.(a)                        19,000      1,365,910
--------------------------------------------------------------------
Dell Inc.(a)                                   18,000        539,820
====================================================================
                                                           1,905,730
====================================================================

COMPUTER STORAGE & PERIPHERALS-1.80%

EMC Corp.(a)                                   89,782      1,222,831
====================================================================

CONSUMER FINANCE-0.49%

American Express Co.                            6,500        334,490
====================================================================

DEPARTMENT STORES-2.58%

Federated Department Stores, Inc.               5,000        331,650
--------------------------------------------------------------------
J.C. Penney Co., Inc.                          10,000        556,000
--------------------------------------------------------------------
Nordstrom, Inc.                                23,000        860,200
====================================================================
                                                           1,747,850
====================================================================

DIVERSIFIED BANKS-1.04%

Bank of America Corp.                          15,233        703,003
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


DIVERSIFIED CHEMICALS-0.52%

Dow Chemical Co. (The)                          8,000    $   350,560
====================================================================

DIVERSIFIED METALS & MINING-1.06%

Phelps Dodge Corp.                              5,000        719,350
====================================================================

DRUG RETAIL-0.06%

CVS Corp.                                       1,649         43,567
====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.05%

Emerson Electric Co.                            9,500        709,650
====================================================================

FOOTWEAR-0.55%

NIKE, Inc.-Class B                              4,300        373,197
====================================================================

GENERAL MERCHANDISE STORES-1.14%

Target Corp.                                   14,000        769,580
====================================================================

HEALTH CARE DISTRIBUTORS-0.76%

Cardinal Health, Inc.                           7,500        515,625
====================================================================

HEALTH CARE EQUIPMENT-0.51%

Varian Medical Systems, Inc.(a)                 6,875        346,087
====================================================================

HEALTH CARE SERVICES-1.36%

Caremark Rx, Inc.(a)                           17,800        921,862
====================================================================

HOME ENTERTAINMENT SOFTWARE-0.87%

Electronic Arts Inc.(a)                        11,250        588,487
====================================================================

HOME IMPROVEMENT RETAIL-1.93%

Home Depot, Inc. (The)                         32,300      1,307,504
====================================================================

HOUSEHOLD PRODUCTS-1.67%

Procter & Gamble Co. (The)                     19,500      1,128,660
====================================================================

INDUSTRIAL CONGLOMERATES-2.34%

Textron Inc.                                    9,522        733,004
--------------------------------------------------------------------
Tyco International Ltd.                        29,500        851,370
====================================================================
                                                           1,584,374
====================================================================

INDUSTRIAL MACHINERY-2.08%

ITT Industries, Inc.                            7,000        719,740
--------------------------------------------------------------------
Parker Hannifin Corp.                          10,500        692,580
====================================================================
                                                           1,412,320
====================================================================

INTEGRATED OIL & GAS-2.49%

ConocoPhillips                                 16,000        930,880
--------------------------------------------------------------------
Occidental Petroleum Corp.                      9,500        758,860
====================================================================
                                                           1,689,740
====================================================================

                        AIM V.I. DEMOGRAPHIC TRENDS FUND


                                               SHARES       VALUE
--------------------------------------------------------------------

INTERNET RETAIL-1.97%

Amazon.com, Inc.(a)                             7,500    $   353,625
--------------------------------------------------------------------
eBay Inc.(a)                                   22,695        981,559
====================================================================
                                                           1,335,184
====================================================================

INTERNET SOFTWARE & SERVICES-4.66%

Google Inc.-Class A(a)                          3,406      1,413,013
--------------------------------------------------------------------
Yahoo! Inc.(a)                                 44,500      1,743,510
====================================================================
                                                           3,156,523
====================================================================

INVESTMENT BANKING & BROKERAGE-5.34%

Goldman Sachs Group, Inc. (The)                14,500      1,851,795
--------------------------------------------------------------------
Lehman Brothers Holdings Inc.                   8,564      1,097,648
--------------------------------------------------------------------
Schwab (Charles) Corp. (The)                   45,500        667,485
====================================================================
                                                           3,616,928
====================================================================

MANAGED HEALTH CARE-5.76%

Aetna Inc.                                     23,000      2,169,130
--------------------------------------------------------------------
CIGNA Corp.                                     6,000        670,200
--------------------------------------------------------------------
WellPoint, Inc.(a)                             13,335      1,064,000
====================================================================
                                                           3,903,330
====================================================================

MOVIES & ENTERTAINMENT-0.51%

Pixar(a)                                        6,500        342,680
====================================================================

MULTI-LINE INSURANCE-1.14%

Hartford Financial Services Group, Inc. (The)   9,000        773,010
====================================================================

OIL & GAS EQUIPMENT & SERVICES-1.97%

BJ Services Co.                                36,489      1,338,052
====================================================================

PHARMACEUTICALS-3.37%

Allergan, Inc.                                  6,000        647,760
--------------------------------------------------------------------
Johnson & Johnson                              27,185      1,633,819
====================================================================
                                                           2,281,579
====================================================================

PROPERTY & CASUALTY INSURANCE-1.04%

Allstate Corp. (The)                           13,000        702,910
====================================================================

RAILROADS-1.30%

Burlington Northern Santa Fe Corp.             12,439        880,930
====================================================================

RESTAURANTS-0.96%

YUM! Brands, Inc.                              13,883        650,835
====================================================================

SEMICONDUCTOR EQUIPMENT-0.81%

KLA-Tencor Corp.                               11,138        549,438
====================================================================

SEMICONDUCTORS-6.04%

Analog Devices, Inc.                           49,000      1,757,630
--------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)        26,500        667,005
--------------------------------------------------------------------
Microchip Technology Inc.                      28,728        923,605
--------------------------------------------------------------------

                                               SHARES       VALUE
--------------------------------------------------------------------

SEMICONDUCTORS-(CONTINUED)

National Semiconductor Corp.                   19,000    $   493,620
--------------------------------------------------------------------
NVIDIA Corp.(a)                                 6,856        250,655
====================================================================
                                                           4,092,515
====================================================================

SOFT DRINKS-0.70%

PepsiCo, Inc.                                   8,000        472,640
====================================================================

SPECIALIZED FINANCE-0.87%

Chicago Mercantile Exchange Holdings Inc.       1,597        586,882
====================================================================

SPECIALTY CHEMICALS-0.71%

Rohm and Haas Co.                              10,000        484,200
====================================================================

SPECIALTY STORES-2.56%

Office Depot, Inc.(a)                          34,000      1,067,600
--------------------------------------------------------------------
Tiffany & Co.                                  17,500        670,075
====================================================================
                                                           1,737,675
====================================================================

SYSTEMS SOFTWARE-1.73%

Oracle Corp.(a)                                54,500        665,445
--------------------------------------------------------------------
Symantec Corp.(a)                              29,000        507,500
====================================================================
                                                           1,172,945
====================================================================

THRIFTS & MORTGAGE FINANCE-1.12%

MGIC Investment Corp.                          11,515        757,917
====================================================================
    Total Domestic Common Stocks (Cost
      $49,281,728)                                        58,360,087
====================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.64%

AUSTRALIA-0.54%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                   22,000        367,527
====================================================================

BRAZIL-0.88%

Companhia Vale do Rio Doce-ADR (Steel)         14,500        596,530
====================================================================

FINLAND-0.77%

Nokia Oyj-ADR (Communications Equipment)       28,500        521,550
====================================================================

ISRAEL-1.01%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                            16,000        688,160
====================================================================

SINGAPORE-1.32%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                          15,959        895,140
====================================================================

SOUTH KOREA-0.66%

Kookmin Bank (Diversified Banks)(a)(b)          6,000        448,767
====================================================================

SWITZERLAND-5.53%

ABB Ltd. (Heavy Electrical Equipment)(a)(b)    38,000        369,149
--------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)             10,000      1,296,000
--------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)            16,200        850,176
--------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)            8,200      1,231,248
====================================================================
                                                           3,746,573
====================================================================

                        AIM V.I. DEMOGRAPHIC TRENDS FUND


                                               SHARES       VALUE
--------------------------------------------------------------------

TAIWAN-0.91%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                    62,000    $   614,420
====================================================================

UNITED KINGDOM-1.02%

Rio Tinto PLC (Diversified Metals &
  Mining)(b)                                    5,100        232,860
--------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)                11,782        457,024
====================================================================
                                                             689,884
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $7,251,883)                          8,568,551
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


MONEY MARKET FUNDS-0.97%

Liquid Assets Portfolio-Institutional
  Class(c)                                     329,174   $   329,174
--------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    329,174       329,174
====================================================================
    Total Money Market Funds (Cost $658,348)                 658,348
====================================================================
TOTAL INVESTMENTS-99.72% (Cost $57,191,959)               67,586,986
====================================================================
OTHER ASSETS LESS LIABILITIES-0.28%                          189,930
====================================================================
NET ASSETS-100.00%                                       $67,776,916
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $1,418,303, which represented 2.09% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $56,533,611)         $ 66,928,638
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $658,348)                                     658,348
=============================================================
    Total investments (cost $57,191,959)           67,586,986
=============================================================
Receivables for:
  Investments sold                                    898,730
-------------------------------------------------------------
  Fund shares sold                                     29,320
-------------------------------------------------------------
  Dividends                                            42,821
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 24,504
=============================================================
    Total assets                                   68,582,361
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               648,271
-------------------------------------------------------------
  Fund shares reacquired                               11,206
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              28,859
-------------------------------------------------------------
Accrued administrative services fees                   79,642
-------------------------------------------------------------
Accrued distribution fees -- Series II                  7,628
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                105
-------------------------------------------------------------
Accrued transfer agent fees                             1,290
-------------------------------------------------------------
Accrued operating expenses                             28,444
=============================================================
    Total liabilities                                 805,445
=============================================================
Net assets applicable to shares outstanding      $ 67,776,916
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 70,665,874
-------------------------------------------------------------
Undistributed net investment income (loss)            (25,071)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  option contracts                                (13,258,292)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                10,394,405
=============================================================
                                                 $ 67,776,916
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 65,661,339
=============================================================
Series II                                        $  2,115,577
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           10,963,363
_____________________________________________________________
=============================================================
Series II                                             356,423
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       5.99
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       5.94
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $10,041)                                       $    669,364
-------------------------------------------------------------
Dividends from affiliated money market funds           96,584
=============================================================
  Total investment income                             765,948
=============================================================

EXPENSES:

Advisory fees                                         891,181
-------------------------------------------------------------
Administrative services fees                          330,968
-------------------------------------------------------------
Custodian fees                                         20,001
-------------------------------------------------------------
Distribution fees -- Series II                        118,911
-------------------------------------------------------------
Transfer agent fees                                    15,384
-------------------------------------------------------------
Trustees' and officer's fees and benefits              18,694
-------------------------------------------------------------
Other                                                  61,332
=============================================================
    Total expenses                                  1,456,471
=============================================================
Less: Fees waived and expenses reimbursed            (154,090)
=============================================================
    Net expenses                                    1,302,381
=============================================================
Net investment income (loss)                         (536,433)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of $70,920)      21,314,882
-------------------------------------------------------------
  Foreign currencies                                   10,144
-------------------------------------------------------------
  Option contracts written                             75,032
=============================================================
                                                   21,400,058
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (16,311,111)
-------------------------------------------------------------
  Foreign currencies                                     (622)
=============================================================
                                                  (16,311,733)
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                   5,088,325
=============================================================
Net increase in net assets resulting from
  operations                                     $  4,551,892
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (536,433)   $   (738,517)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             21,400,058       4,627,433
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (16,311,733)      6,264,074
==========================================================================================
    Net increase in net assets resulting from operations         4,551,892      10,152,990
==========================================================================================
Share transactions-net:
  Series I                                                     (14,201,030)      5,206,868
------------------------------------------------------------------------------------------
  Series II                                                    (67,782,840)      5,328,383
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (81,983,870)     10,535,251
==========================================================================================
    Net increase (decrease) in net assets                      (77,431,978)     20,688,241
==========================================================================================

NET ASSETS:

  Beginning of year                                            145,208,894     124,520,653
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(25,071) and $(21,905), respectively)          $ 67,776,916    $145,208,894
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Demographic Trends Fund, formerly AIM V.I. Dent Demographic Trends Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $2 billion                                              0.77%
-------------------------------------------------------------------
Over $2 billion                                               0.72%
 __________________________________________________________________
===================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and H.S. Dent Advisors, Inc. ("H.S. Dent"), AIM paid H.S. Dent a sub-advisory fee at the annual rate of 6.49% of the net management fee of the Fund, however, no sub-advisory fee shall be due with respect to the Fund if the net assets of the Fund fall below $50 million. The sub-advisory agreement between AIM and H.S. Dent expired on June 30, 2005.

    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $154,090.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things:

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $280,968 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $15,384.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. ADI did not reimburse fees during the period under this expense limitation. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $118,911.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                  CHANGE IN UNREALIZED
                    VALUE          PURCHASES        PROCEEDS          APPRECIATION           VALUE      DIVIDEND     REALIZED
FUND               12/31/04         AT COST        FROM SALES        (DEPRECIATION)        12/31/05      INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,563,954      $30,919,773     $(33,154,553)          $   --            $329,174      $48,121      $   --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,563,954       30,919,773     (33,154,553)               --             329,174       48,463          --
===============================================================================================================================
    Total         $5,127,908      $61,839,546     $(66,309,106)          $   --            $658,348      $96,584      $   --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $753,586 and sales of $843,050, which resulted in net realized gains of $70,920.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,395 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $     --
-----------------------------------------------------------------------------------
Written                                                          380         77,316
-----------------------------------------------------------------------------------
Closed                                                          (297)       (56,756)
-----------------------------------------------------------------------------------
Expired                                                          (83)       (20,560)
===================================================================================
  End of year                                                     --       $     --
___________________________________________________________________________________
===================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income & long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Undistributed long-term gain                                    $   1,196,138
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                             10,132,536
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (25,071)
-----------------------------------------------------------------------------
Capital loss carryforward                                         (14,192,561)
-----------------------------------------------------------------------------
Shares of beneficial interest                                      70,665,874
=============================================================================
Total net assets                                                $  67,776,916
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(622).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $2,838,512 of capital loss carryforward in the fiscal year ended December 31, 2006.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

    The Fund utilized $11,907,723 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $   590,799
-----------------------------------------------------------------------------
December 31, 2010                                                 13,601,762
=============================================================================
Total capital loss carryforward                                  $14,192,561
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

    On September 23, 2005, 10,393,669 Series II shares valued at $58,932,102 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $7,823,348 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $124,947,973 and $202,796,047, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $11,167,335
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,034,177)
===============================================================================
Net unrealized appreciation of investment securities               $10,133,158
_______________________________________________________________________________
===============================================================================

Cost of investments for tax purposes is $57,453,828.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, foreign currency transactions and a redemption-in-kind transaction, on December 31, 2005, undistributed net investment income (loss) was increased by $533,267, undistributed net realized gain (loss) was decreased by $756,545 and shares of beneficial interest increased by $223,278. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                        2005(A)                         2004
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      3,629,070    $ 20,081,064     3,599,332    $ 19,023,172
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       483,710       2,637,149     4,811,300      25,774,483
=======================================================================================================================
Reacquired:
  Series I                                                     (6,149,473)    (34,282,094)   (2,626,910)    (13,816,304)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (12,475,751)    (70,419,989)   (3,910,303)    (20,446,100)
=======================================================================================================================
                                                              (14,512,444)   $(81,983,870)    1,873,419    $ 10,535,251
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are four entities that are each record owners of more the 5% of the outstanding shares of the Fund and in the aggregate they own 83% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   SERIES I
                                                              --------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2005         2004      2003      2002      2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  5.64      $  5.21   $  3.79   $  5.59   $  8.21
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)(a)    (0.02)(a)(b)   (0.03)(a)   (0.03)(a)   (0.05)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.37         0.45      1.45     (1.77)    (2.57)
================================================================================================================
    Total from investment operations                             0.35         0.43      1.42     (1.80)    (2.62)
================================================================================================================
Net asset value, end of period                                $  5.99      $  5.64   $  5.21   $  3.79   $  5.59
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  6.21%        8.25%    37.47%   (32.20)%  (31.91)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $65,661      $76,040   $65,162   $26,747   $39,226
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.02%(d)     1.18%     1.30%     1.30%     1.38%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.15%(d)     1.19%     1.30%     1.43%     1.44%
================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.36)%(d)   (0.42)%(b)   (0.61)%   (0.67)%   (0.79)%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           113%         141%      139%      208%      144%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.03) and (0.52)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $68,173,243.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

                                                                                    SERIES II
                                                 --------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 7, 2001
                                                                                                                   (DATE SALES
                                                                 YEAR ENDED DECEMBER 31,                          COMMENCED) TO
                                                 --------------------------------------------------------          DECEMBER 31,
                                                  2005           2004               2003           2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 5.60         $  5.19            $  3.78        $  5.58            $  5.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.03)(a)       (0.03)(a)(b)       (0.03)(a)      (0.04)(a)          (0.01)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.37            0.44               1.44          (1.76)              0.26
=================================================================================================================================
    Total from investment operations               0.34            0.41               1.41          (1.80)              0.25
=================================================================================================================================
Net asset value, end of period                   $ 5.94         $  5.60            $  5.19        $  3.78            $  5.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                    6.07%           7.90%             37.30%        (32.26)%             4.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $2,116         $69,169            $59,358        $11,498            $ 3,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                 1.27%(d)        1.43%              1.45%          1.45%              1.45%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                 1.40%(d)        1.44%              1.55%          1.68%              1.61%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.61)%(d)      (0.67)%(b)         (0.76)%        (0.82)%            (0.85)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             113%            141%               139%           208%               144%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon these net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $47,564,534.
(e)  Annualized.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG,

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Demographic Trends Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Demographic Trends Fund, formerly known as AIM V.I. Dent Demographic Trends Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund"), at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

                                                AIM V.I. DIVERSIFIED INCOME FUND
                               Annual Report to Shareholders o December 31, 2005


                                                AIM V.I. DIVERSIFIED INCOME FUND
                                seeks to achieve a high level of current income.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DIVERSIFIED INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               that sector emphasis should be changed

=====================================================================================     o fundamentals, such as credit quality
                                                                                          ratings, deteriorate for an individual
PERFORMANCE SUMMARY                          ========================================     issuer or a sector
                                             FUND VS. INDEXES
Series I and Series II shares of AIM                                                      o an unanticipated change occurs
V.I. Diversified Income Fund enjoyed a       TOTAL RETURNS, 12/31/04-12/31/05,            involving an individual issuer or sector
strong year, outperforming the Fund's        EXCLUDING VARIABLE PRODUCT ISSUER
broad market and style-specific indexes      CHARGES. IF VARIABLE PRODUCT ISSUER          MARKET CONDITIONS AND YOUR FUND
for the year ended December 31, 2005.        CHARGES WERE INCLUDED, RETURNS WOULD BE
Please turn to Pages 4 and 5 for             LOWER.                                       In an effort to contain inflation as the
long-term performance results.                                                            economy grew, broad the U.S. Federal
                                             Series I Shares                     2.90%    Reserve (the Fed) continued its measured
   Rising short-term interest rates and                                                   pace of raising the federal funds target
the flattening of the yield curve            Series II Shares                    2.67     rate, which is the interest rate at which
created a difficult year for bonds as a                                                   banks make overnight loans to one another.
whole. However, your Fund outperformed       Lehman Brothers U.S. Aggregate               The Fed raised the rate eight times during
its benchmarks because of its broad          Bond Index (Broad Market Index)     2.43     the fiscal year in 0.25% increments,
diversification, our investment in                                                        and the rate stood at 4.25% on December
Treasury bonds and our avoidance of          Lehman Brothers U.S. Credit                  31, 2005.
long-maturity automobile company bonds.      Index (Style-specific Index)        1.96
                                                                                             While short-term interest rates rose
                                             Lipper BBB-Rated Fund Index                  in step with the Fed's tightening during
                                             (Peer Group Index)                  2.24     the period, yields on 30-year Treasury
                                                                                          bonds fell, creating an inversion of the
                                             SOURCE: LIPPER,INC.                          yield curve. (The yield curve shows the
                                             ========================================     relationship between yields and maturity
                                                                                          dates for a set of similar bonds at a
=====================================================================================     given point in time.) In comparison to
                                                                                          Treasuries, high yield bonds and
HOW WE INVEST                                We make allocation decisions based on        government agency bonds outperformed,
                                             performance and valuations among the         while corporate bonds suffered because
We seek to provide consistent returns        different areas of the bond market. Our      of the downgrading of GENERAL MOTORS and
while minimizing risk. Our security          focus is on bonds that are attractively      FORD to junk status. Spreads between
selection process involves both top-down     valued relative to the rest of the bond      Treasury bonds and corporate bonds
analysis, which takes account of overall     market.                                      widened because of the underperformance
economic and market trends; and                                                           of corporate bonds.
bottom-up analysis, which includes an           In evaluating the credit quality of a
evaluation of individual bond issuers.       security, we use input from various             AIM V.I. Diversified Income Fund
                                             rating agencies and Wall Street              invested primarily in fixed-rate
   We look for potential investments in      fixed-income and equity analysts, and        corporate bonds of both U.S. and
all sectors of the bond market: domestic     conduct our own internal credit              non-U.S. issuers. The majority of the
and foreign governments, U.S. corporate      analysis.                                    Fund's holdings were domestic corporate
bonds, mortgages, asset-backed                                                            bonds, and the Fund also invested in
securities, money markets, high yield           We consider selling a bond when:          international
debt and convertible corporate bonds.
                                             o it becomes fully valued

                                             o overall market and economic trends
                                             indicate

========================================     ========================================     ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 FIXED-INCOME ISSUERS*

Based on total investments                   1. U.S. Mortgage-Backed Securities  15.2%     1. Federal Home Loan Mortgage
                                                                                              Corp. (FHLMC)                    8.3%
U.S. Denominated Corporate Bonds             2. Other Diversified Financial
& Notes                             69.2%       Services                         14.8      2. Federal National Mortgage
                                                                                              Association (FNMA)               6.3
U.S. Mortgage Back Securities       13.6     3. Consumer Finance                  9.0
                                                                                           3. General Motors Acceptance Corp.  4.1
Asset-Backed Securities              5.4     4. Diversified Banks                 7.3
                                                                                           4. Ford Motor Credit Co.            3.2
Stocks & Other Equity Interests      5.0     5. Integrated Telecommunication
                                                Services                          4.8      5. Patrons' Legacy                  2.7
Foreign Denominated Corporate
Bonds & Notes                        2.8                                                   6. Comcast Corp.                    2.3
                                             TOTAL NET ASSETS           $56.0 MILLION
U.S. Treasury Securities             2.0     TOTAL NUMBER OF HOLDINGS*            230      7. Pemex Project Funding Master
                                                                                              Trust (Mexico)                   1.9
U.S. Government Agency Securities    1.4
                                                                                           8. Regional Diversified Funding
Money Market Funds                   0.4                                                      (Cayman Islands)                 1.8

Bundled Securities                   0.2                                                   9. Husky Oil Ltd. (Canada)          1.6

                                                                                          10. Citicorp Lease Pass-Through
                                                                                              Trust                            1.5

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

AIM V.I. DIVERSIFIED INCOME FUND

corporate bonds, mortgage-backed bonds,         We invested less than 1% of Fund                        JAN H. FRIEDLI is lead
Treasury bonds and other                     assets in Treasury Inflation-Protected          [FRIEDLI   manager of AIM V.I.
government-backed bonds. The Fund was        Securities (TIPs). This was the first           PHOTO]     Diversified Income Fund. He
slightly overweight versus the               time we have invested in TIPs, which are                   began his investment career
style-specific benchmark in U.S. and         identical to Treasury bonds except that                    in 1990 and joined AIM in
non-U.S. government bonds and                the principal and coupon (interest)          1999. Mr. Friedli graduated cum laude
mortgage-backed securities because the       payments are adjusted to reduce the          from Villanova University with a B.S. in
Fund's benchmark is comprised only of        effects of inflation. TIPs                   computer science and earned an M.B.A.
investment-grade U.S. corporate bonds.       underperformed during the year because       with honors from the University of
                                             inflation did not rise as much as we         Chicago.
   We succeeded in outperforming our         anticipated.
indexes by broadly diversifying our                                                                     CAROLYN L. GIBBS, Chartered
investment strategy in relation to such      IN CLOSING                                      [GIBBS     Financial Analyst, is a
factors as duration and sectors.                                                             PHOTO]     portfolio manager of AIM
Strategies that produced positive            We believe a relatively flat yield curve                   V.I. Diversified Income
results for your Fund during the year        may persist for most of 2006, and that                     Fund. She has been in the
included:                                    the curve may rise if the Fed ends its       investment business since 1983. Ms.
                                             short-term interest rate increases.          Gibbs is a Phi Beta Kappa graduate of
o Keeping the Fund's duration shorter or     Valuations in mortgage-backed securities     Texas Christian University, where she
about the same as the style-specific         may be relatively inexpensive as             received a B.A. in English. She also
benchmark for most of the year, but          mortgage rates rise. We continue to          received an M.B.A. in finance from The
adding more long-duration bonds near the     believe that bond funds are an important     Wharton School of the University of
end of the period. That benefited Fund       part of a well-diversified investment        Pennsylvania.
performance because long-term bond           portfolio. Thank you for investing in
prices rose (and yields fell) at the end     AIM V.I. Diversified Income Fund and for                   SCOT W. JOHNSON, Chartered
of the year.                                 sharing our long-term investment                [JOHNSON   Financial Analyst, is a
                                             horizon.                                        PHOTO]     portfolio manager of
o Using a "barbell" approach (buying                                                                    AIM V.I. Diversified Income
more short- and long-duration bonds          THE VIEWS AND OPINIONS EXPRESSED IN                        Fund. He joined AIM in 1994.
instead of intermediate-duration bonds).     MANAGEMENT'S DISCUSSION OF FUND              He received both a B.A. in economics and
This helped us take advantage of             PERFORMANCE ARE THOSE OF A I M ADVISORS,     an M.B.A. in finance from Vanderbilt
long-term price appreciation and             INC. THESE VIEWS AND OPINIONS ARE            University.
short-term yields.                           SUBJECT TO CHANGE AT ANY TIME BASED ON
                                             FACTORS SUCH AS MARKET AND ECONOMIC          Assisted by the Taxable Investment Grade
o Maintaining an overweight position in      CONDITIONS. THESE VIEWS AND OPINIONS MAY     Bond and Taxable High Yield Teams
U.S. Treasury bonds which, as noted          NOT BE RELIED UPON AS INVESTMENT ADVICE
earlier, outperformed corporates.            OR RECOMMENDATIONS, OR AS AN OFFER FOR A
                                             PARTICULAR SECURITY. THE INFORMATION IS
o Reducing our exposure to corporate         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
bonds (although corporate bonds              OF ANY MARKET, COUNTRY, INDUSTRY,
continued to make up the majority of         SECURITY OR THE FUND. STATEMENTS OF FACT
Fund holdings) as valuations became too      ARE FROM SOURCES CONSIDERED RELIABLE,
high in our opinion. In addition, we         BUT A I M ADVISORS, INC. MAKES NO
avoided long-dated automobile bonds,         REPRESENTATION OR WARRANTY AS TO THEIR
which was among the worst performing         COMPLETENESS OR ACCURACY. ALTHOUGH
sectors in the Lehman Brothers U.S.          HISTORICAL PERFORMANCE IS NO GUARANTEE
Credit Index.                                OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             HELP YOU UNDERSTAND OUR INVESTMENT
o Adding high yield emerging market          MANAGEMENT PHILOSOPHY.
bonds, including bonds issued by the
Republic of Brazil. The price of these
bonds rose during the year.

o Reducing our exposure to bonds issued
in foreign currencies. We hedged most of these bonds by purchasing them in U.S.
dollars to reduce currency fluctuation
risk.

   Our investment in mortgage-backed
securities had a neutral effect on the
Fund, because mortgage-backed bonds
underperformed in the early part of the
year and outperformed in the latter
portion. Although our mortgage-backed
investments neither helped nor hurt Fund                                                        [RIGHT ARROW GRAPHIC]
performance, they did help diversify the
portfolio and reduce risk.                                                                FOR A DISCUSSION OF THE RISKS OF
                                                                                          INVESTING IN YOUR FUND,INDEXES USED
                                                                                          IN THIS REPORT AND YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE TURN TO
                                                                                          PAGES 4 AND 5.



                                       3

AIM V.I. DIVERSIFIED INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 12/31/95

====================================================================================================================================

                                                          [MOUNTAIN CHART]

   DATE           AIM V.I. DIVERSIFIED INCOME   LEHMAN BROTHERS U.S.       LEHMAN BROTHERS         LIPPER BBB-RATED
                      FUND-SERIES I SHARES      AGGREGATE BOND INDEX      U.S. CREDIT INDEX           FUND INDEX
12/95                     $10000                      $10000                    $10000                $10000
 1/96                      10060                       10066                     10065                 10081
 2/96                       9990                        9891                      9825                  9869
 3/96                      10000                        9823                      9742                  9796
 4/96                      10020                        9767                      9661                  9733
 5/96                      10050                        9748                      9644                  9727
 6/96                      10209                        9879                      9786                  9838
 7/96                      10230                        9906                      9804                  9863
 8/96                      10299                        9889                      9774                  9858
 9/96                      10499                       10061                      9981                 10055
10/96                      10749                       10284                     10254                 10296
11/96                      11000                       10460                     10473                 10526
12/96                      11019                       10363                     10328                 10424
 1/97                      10955                       10395                     10343                 10457
 2/97                      11052                       10421                     10386                 10517
 3/97                      10839                       10305                     10225                 10354
 4/97                      10988                       10459                     10380                 10507
 5/97                      11158                       10558                     10497                 10628
 6/97                      11329                       10684                     10646                 10786
 7/97                      11638                       10972                     11035                 11159
 8/97                      11521                       10878                     10872                 11011
 9/97                      11831                       11039                     11063                 11205
10/97                      11884                       11199                     11203                 11319
11/97                      11927                       11250                     11266                 11374
12/97                      12054                       11364                     11385                 11496
 1/98                      12257                       11509                     11520                 11643
 2/98                      12300                       11501                     11517                 11639
 3/98                      12460                       11540                     11559                 11698
 4/98                      12471                       11601                     11632                 11748
 5/98                      12556                       11711                     11770                 11848
 6/98                      12556                       11810                     11857                 11935
 7/98                      12577                       11835                     11846                 11926
 8/98                      12299                       12028                     11902                 11839
 9/98                      12417                       12309                     12287                 12083
10/98                      12204                       12244                     12098                 11934
11/98                      12503                       12314                     12326                 12155
12/98                      12486                       12351                     12361                 12185
 1/99                      12657                       12439                     12484                 12291
 2/99                      12384                       12222                     12187                 12025
 3/99                      12498                       12289                     12274                 12159
 4/99                      12600                       12328                     12310                 12246
 5/99                      12316                       12220                     12145                 12081
 6/99                      12236                       12181                     12082                 12018
 7/99                      12201                       12130                     12015                 11957
 8/99                      12121                       12123                     11985                 11913
 9/99                      12212                       12264                     12116                 12015
10/99                      12167                       12309                     12171                 12039
11/99                      12201                       12308                     12184                 12068
12/99                      12247                       12249                     12120                 12049
 1/00                      12198                       12209                     12077                 12013
 2/00                      12332                       12357                     12189                 12161
 3/00                      12345                       12519                     12293                 12273
 4/00                      12089                       12484                     12185                 12124
 5/00                      11870                       12478                     12140                 12032
 6/00                      12125                       12737                     12444                 12336
 7/00                      12162                       12853                     12595                 12389
 8/00                      12320                       13039                     12759                 12615
 9/00                      12320                       13121                     12826                 12651
10/00                      12186                       13208                     12839                 12610
11/00                      12125                       13424                     13005                 12727
12/00                      12331                       13673                     13258                 12994
 1/01                      12760                       13897                     13620                 13308
 2/01                      12850                       14018                     13739                 13439
 3/01                      12642                       14088                     13824                 13431
 4/01                      12460                       14030                     13774                 13357
 5/01                      12577                       14114                     13901                 13478
 6/01                      12499                       14168                     13971                 13494
 7/01                      12798                       14484                     14336                 13800
 8/01                      12929                       14650                     14528                 13965
 9/01                      12682                       14821                     14507                 13846
10/01                      12994                       15131                     14867                 14139
11/01                      12916                       14923                     14738                 14048
12/01                      12774                       14828                     14637                 13962
 1/02                      12802                       14948                     14760                 14038
 2/02                      12731                       15093                     14872                 14106
 3/02                      12563                       14842                     14597                 13921
 4/02                      12703                       15129                     14800                 14134
 5/02                      12745                       15258                     14996                 14245
 6/02                      12576                       15390                     15021                 14178
 7/02                      12268                       15576                     15013                 14107
 8/02                      12535                       15839                     15402                 14393
 9/02                      12730                       16095                     15694                 14522
10/02                      12534                       16022                     15513                 14419
11/02                      12716                       16018                     15714                 14626
12/02                      13065                       16348                     16177                 14967
 1/03                      13157                       16362                     16230                 15066
 2/03                      13385                       16589                     16554                 15319
 3/03                      13430                       16576                     16566                 15346
 4/03                      13704                       16713                     16872                 15655
 5/03                      14084                       17024                     17405                 16065
 6/03                      14144                       16991                     17362                 16086
 7/03                      13597                       16419                     16622                 15538
 8/03                      13688                       16528                     16752                 15661
 9/03                      14114                       16966                     17337                 16143
10/03                      14037                       16808                     17152                 16079
11/03                      14098                       16848                     17231                 16190
12/03                      14273                       17019                     17423                 16426
 1/04                      14434                       17156                     17599                 16575
 2/04                      14548                       17342                     17820                 16721
 3/04                      14661                       17472                     17993                 16836
 4/04                      14305                       17017                     17426                 16407
 5/04                      14241                       16949                     17303                 16283
 6/04                      14305                       17045                     17376                 16379
 7/04                      14434                       17214                     17591                 16550
 8/04                      14725                       17542                     18006                 16886
 9/04                      14806                       17590                     18107                 16991
10/04                      14935                       17737                     18282                 17159
11/04                      14854                       17596                     18099                 17102
12/04                      14989                       17758                     18335                 17297
 1/05                      15093                       17869                     18481                 17388
 2/05                      15042                       17764                     18372                 17360
 3/05                      14905                       17673                     18143                 17165
 4/05                      15110                       17912                     18386                 17305
 5/05                      15299                       18106                     18644                 17485
 6/05                      15420                       18204                     18792                 17633
 7/05                      15317                       18039                     18603                 17552
 8/05                      15540                       18270                     18886                 17770
 9/05                      15352                       18082                     18603                 17592
10/05                      15197                       17938                     18400                 17440
11/05                      15282                       18018                     18512                 17512
12/05                      15428                       18189                     18694                 17683

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee            with each segment representing a percent
comparable future results.                   change in the value of the investment.
                                             In this chart, each segment represents a
   This chart, which is a logarithmic        doubling, or 100% change, in the value
chart, presents the fluctuations in the      of the investment. In other words, the
value of the Fund and its indexes. We        space between $5,000 and $10,000 is the
believe that a logarithmic chart is more     same size as the space between $10,000
effective than other types of charts in      and $20,000 and so on.
illustrating changes in value during the
early years shown in the chart. The
vertical axis, the one that indicates
the dollar value of an investment, is
constructed

                                       4

AIM V.I. DIVERSIFIED INCOME FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES) ADJUSTED TO REFLECT THE HIGHER       INSURANCE FUNDS, IS CURRENTLY OFFERED
                                             RULE 12b-1 FEES APPLICABLE TO SERIES II      THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               SHARES. THE INCEPTION DATE OF SERIES I       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             SHARES IS MAY 5, 1993. SERIES I AND          SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              SERIES II SHARES INVEST IN THE SAME          FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/5/93)               4.97%       PORTFOLIO OF SECURITIES AND WILL HAVE        NOT INTENDED TO REFLECT ACTUAL VARIABLE
10 Years                         4.43        SUBSTANTIALLY SIMILAR PERFORMANCE,           PRODUCT VALUES. THEY DO NOT REFLECT
 5 Years                         4.58        EXCEPT TO THE EXTENT THAT EXPENSES BORNE     SALES CHARGES, EXPENSES AND FEES
 1 Year                          2.90        BY EACH CLASS DIFFER.                        ASSESSED IN CONNECTION WITH A VARIABLE
                                                                                          PRODUCT. SALES CHARGES, EXPENSES AND
SERIES II SHARES                                THE PERFORMANCE DATA QUOTED REPRESENT     FEES, WHICH ARE DETERMINED BY THE
Inception (3/14/02)              4.71%       PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCT ISSUERS, WILL VARY AND
10 Years                         4.17        COMPARABLE FUTURE RESULTS; CURRENT           WILL LOWER THE TOTAL RETURN.
 5 Years                         4.32        PERFORMANCE MAY BE LOWER OR HIGHER.
 1 Year                          2.67        PLEASE CONTACT YOUR VARIABLE PRODUCT            PER NASD REQUIREMENTS, THE MOST
                                             ISSUER OR FINANCIAL ADVISOR FOR THE MOST     RECENT MONTH-END PERFORMANCE DATA AT THE
========================================     RECENT MONTH-END VARIABLE PRODUCT            FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             PERFORMANCE. PERFORMANCE FIGURES REFLECT     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                     FUND EXPENSES, REINVESTED DISTRIBUTIONS      INFORMATION LINE, 866-702-4402. AS
                                             AND CHANGES IN NET ASSET VALUE.              MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                    INVESTMENT RETURN AND PRINCIPAL VALUE        MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                  0.04%       WILL FLUCTUATE SO THAT YOU MAY HAVE A        PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                -0.09        GAIN OR LOSS WHEN YOU SELL SHARES.           VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                          ADVISOR.
========================================        AIM V.I. DIVERSIFIED INCOME FUND, A
                                             SERIES PORTFOLIO OF AIM VARIABLE
RETURNS SINCE MARCH 14, 2002, THE
INCEPTION DATE OF SERIES II SHARES, ARE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            reflect sales charges. Performance of an
                                                                                          index of funds reflects fund expenses;
U.S. Treasury securities such as bills,      The unmanaged LEHMAN BROTHERS U.S.           performance of a market index does not.
notes and bonds offer a high degree of       AGGREGATE BOND INDEX (the Lehman
safety, and they guarantee the payment       Aggregate), which represents the U.S.        OTHER INFORMATION
of principal and any applicable interest     investment-grade fixed-rate bond market
if held to maturity. Fund shares are not     (including government and corporate          The returns shown in the Management's
insured, and their value and yield will      securities, mortgage pass-through            Discussion of Fund performance are based
vary with market conditions.                 securities and asset-backed securities),     on net asset values calculated for
                                             is compiled by Lehman Brothers, a global     shareholder transactions. Generally
   The fund may invest up to 50% of its      investment bank.                             accepted accounting principles require
assets in the securities of non-U.S.                                                      adjustments to be made to the net assets
issuers. International investing                The unmanaged LIPPER BBB-RATED FUND       of the Fund at period end for financial
presents certain risks not associated        INDEX represents an average of the 30        reporting purposes, and as such, the net
with investing solely in the United          largest BBB-rated bond funds tracked by      asset values for shareholder
States. These include risks relating to      Lipper, Inc., an independent mutual fund     transactions and the returns based on
fluctuations in the value of the U.S.        performance monitor.                         those net asset values may differ from
dollar relative to the values of other                                                    the net asset values and returns
currencies, the custody arrangements            The LEHMAN BROTHERS U.S. CREDIT INDEX     reported in the Financial Highlights.
made for the fund's foreign holdings,        consists of publicly issued U.S.             Additionally, the returns and net asset
differences in accounting, political         corporate and specified foreign              values shown throughout this report are
risks and the lesser degree of public        debentures and secured notes that meet       at the Fund level only and do not
information required to be provided by       the specified maturity, liquidity, and       include variable product issuer charges.
non-U.S. companies.                          quality requirements. It is compiled by      If such charges were included, the total
                                             Lehman Brothers, a global investment         returns would be lower.
   The Fund invests in higher-yielding,      bank. To qualify, bonds must be
lower-rated corporate bonds, commonly        SEC-registered.                                 Industry classifications used in this
known as junk bonds, which have a                                                         report are generally according to the
greater risk of price fluctuation and           The Fund is not managed to track the      Global Industry Classification Standard,
loss of principal and income than do         performance of any particular index,         which was developed by and is the
U.S. government securities such as U.S.      including the indexes defined here, and      exclusive property and a service mark of
Treasury bills, notes and bonds, for         consequently, the performance of the         Morgan Stanley Capital International
which principal and any applicable           Fund may deviate significantly from the      Inc. and Standard & Poor's.
interest are guaranteed by the               performance of the indexes.
government if held to maturity.
                                                A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not

AIM V.I. DIVERSIFIED INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              actual return. The Fund's actual
                                                                                          cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information         value after expenses for the six months
ongoing costs, including management          about actual account values and actual       ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in     table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This       this table, together with the amount you     5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide         The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for            expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided     actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          expenses you paid for the period. You
example is based on an investment of         result by the number in the table under      may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the          and other funds. To do so, compare this
July 1, 2005, through December 31,2005.      expenses you paid on your account during     5% hypothetical example with the 5%
                                             this period.                                 hypothetical examples that appear in the
   The actual and hypothetical expenses                                                   shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON
the effect of any fees or other expenses     PURPOSES                                     Please note that the expenses shown
assessed in connection with a variable                                                    in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides                ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account       hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based       comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and       help you determine the relative total
                                             an assumed rate of return of 5% per year     costs of owning different funds.
                                             before expenses, which is not the Fund's

====================================================================================================================================

                                                     ACTUAL                       HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING            ENDING            EXPENSES         ENDING             EXPENSES         ANNUALIZED
 SHARE            ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING    ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS              (7/01/05)          (12/31/05)(1)        PERIOD(2)      (12/31/05)          PERIOD(2)           RATIO
Series I            $1,000.00           $1,000.40            $3.78         $1,021.42             $3.82             0.75%
Series II            1,000.00              999.10             5.04          1,020.16              5.09             1.00

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. DIVERSIFIED INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     o Overall performance of AIM. The Board
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               considered the overall performance of
the management of AIM V.I. Diversified       credentials and experience of the            AIM in providing investment advisory and
Income Fund (the "Fund") and, as             officers and employees of AIM who will       portfolio administrative services to the
required by law, determines annually         provide investment advisory services to      Fund and concluded that such performance
whether to approve the continuance of        the Fund. In reviewing the                   was satisfactory.
the Fund's advisory agreement with A I M     qualifications of AIM to provide
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board      o Fees relative to those of clients of
recommendation of the Investments            reviewed the qualifications of AIM's         AIM with comparable investment
Committee of the Board, which is             investment personnel and considered such     strategies. The Board reviewed the
comprised solely of independent              issues as AIM's portfolio and product        advisory fee rate for the Fund under the
trustees, at a meeting held on June 30,      review process, various back office          Advisory Agreement. The Board noted that
2005, the Board, including all of the        support functions provided by AIM and        this rate was higher than the advisory
independent trustees, approved the           AIM's equity and fixed income trading        fee rates for a mutual fund advised by
continuance of the advisory agreement        operations. Based on the review of these     AIM with investment strategies
(the "Advisory Agreement") between the       and other factors, the Board concluded       comparable to those of the Fund. The
Fund and AIM for another year, effective     that the quality of services to be           Board noted that AIM has agreed to limit
July 1, 2005.                                provided by AIM was appropriate and that     the Fund's total operating expenses, as
                                             AIM currently is providing satisfactory      discussed below. Based on this review,
   The Board considered the factors          services in accordance with the terms of     the Board concluded that the advisory
discussed below in evaluating the            the Advisory Agreement.                      fee rate for the Fund under the Advisory
fairness and reasonableness of the                                                        Agreement was fair and reasonable.
Advisory Agreement at the meeting on         o The performance of the Fund relative
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed      o Fees relative to those of comparable
ongoing oversight of the Fund. In their      the performance of the Fund during the       funds with other advisors. The Board
deliberations, the Board and the             past one, three and five calendar years      reviewed the advisory fee rate for the
independent trustees did not identify        against the performance of funds advised     Fund under the Advisory Agreement. The
any particular factor that was               by other advisors with investment            Board compared effective contractual
controlling, and each trustee attributed     strategies comparable to those of the        advisory fee rates at a common asset
different weights to the various             Fund. The Board noted that the Fund's        level and noted that the Fund's rate was
factors.                                     performance in such periods was below        above the median rate of the funds
                                             the median performance of such               advised by other advisors with
   One of the responsibilities of the        comparable funds. Based on this review       investment strategies comparable to
Senior Officer of the Fund, who is           and after taking account of all of the       those of the Fund that the Board
independent of AIM and AIM's affiliates,     other factors that the Board considered      reviewed. The Board noted that AIM has
is to manage the process by which the        in determining whether to continue the       agreed to limit the Fund's total
Fund's proposed management fees are          Advisory Agreement for the Fund, the         operating expenses, as discussed below.
negotiated to ensure that they are           Board concluded that no changes should       Based on this review, the Board
negotiated in a manner which is at arm's     be made to the Fund and that it was not      concluded that the advisory fee rate for
length and reasonable. To that end, the      necessary to change the Fund's portfolio     the Fund under the Advisory Agreement
Senior Officer must either supervise a       management team at this time. However,       was fair and reasonable.
competitive bidding process or prepare       due to the Fund's under-performance, the
an independent written evaluation. The       Board also concluded that it would be        o Expense limitations and fee waivers.
Senior Officer has recommended an            appropriate for management and the Board     The Board noted that AIM has
independent written evaluation in lieu       to continue to closely monitor the           contractually agreed to waive fees
of a competitive bidding process and,        performance of the Fund.                     and/or limit expenses of the Fund
upon the direction of the Board, has                                                      through June 30, 2006 so that total
prepared such an independent written         o The performance of the Fund relative       annual operating expenses are limited to
evaluation. Such written evaluation also     to indices. The Board reviewed the           a specified percentage of average daily
considered certain of the factors            performance of the Fund during the past      net assets for each class of the Fund.
discussed below. In addition, as             one, three and five calendar years           The Board considered the contractual
discussed below, the Senior Officer made     against the performance of the Lipper        nature of this fee waiver and noted that
certain recommendations to the Board in      BBB-Rated Fund Index. The Board noted        it remains in effect until June 30,
connection with such written evaluation.     that the Fund's performance for the          2006. The Board considered the effect
                                             three and five year periods was below        this fee waiver/expense limitation would
   The discussion below serves as a          the performance of such Index and            have on the Fund's estimated expenses
summary of the Senior Officer's              comparable to such Index for the one         and concluded that the levels of fee
independent written evaluation and           year period. Based on this review and        waivers/expense limitations for the Fund
recommendations to the Board in              after taking account of all of the other     were fair and reasonable.
connection therewith, as well as a           factors that the Board considered in
discussion of the material factors and       determining whether to continue the          o Breakpoints and economies of scale.
the conclusions with respect thereto         Advisory Agreement for the Fund, the         The Board reviewed the structure of the
that formed the basis for the Board's        Board concluded that no changes should       Fund's advisory fee under the Advisory
approval of the Advisory Agreement.          be made to the Fund and that it was not      Agreement, noting that it includes one
After consideration of all of the            necessary to change the Fund's portfolio     breakpoint. The Board reviewed the level
factors below and based on its informed      management team at this time. However,       of the Fund's advisory fees, and noted
business judgment, the Board determined      due to the Fund's under-performance, the     that such fees, as a percentage of the
that the Advisory Agreement is in the        Board also concluded that it would be        Fund's net assets, would decrease as net
best interests of the Fund and its           appropriate for management and the Board     assets increase because the Advisory
shareholders and that the compensation       to continue to closely monitor the           Agreement includes a breakpoint. The
to AIM under the Advisory Agreement is       performance of the Fund.                     Board noted that, due to the Fund's
fair and reasonable and would have been                                                   current asset levels and the way in
obtained through arm's length                o Meeting with the Fund's portfolio          which the advisory fee breakpoints have
negotiations.                                managers and investment personnel. With      been structured, the Fund has yet to
                                             respect to the Fund, the Board is            benefit from the breakpoint. The Board
o The nature and extent of the advisory      meeting periodically with such Fund's        concluded that the Fund's fee levels
services to be provided by AIM. The          portfolio managers and/or other              under the Advisory Agreement therefore
Board reviewed the services to be            investment personnel and believes that       would reflect economies of scale at
provided by AIM under the Advisory           such individuals are competent and able      higher asset levels and that it was not
Agreement. Based on such review, the         to continue to carry out their               necessary to change the advisory fee
Board concluded that the range of            responsibilities under the Advisory          breakpoints in the Fund's advisory fee
services to be provided by AIM under the     Agreement.                                   schedule.
Advisory Agreement was appropriate and
that AIM currently is providing services
in accordance with the terms of the
Advisory Agreement.

                                                                                                                         (continued)

AIM V.I. DIVERSIFIED INCOME FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized
the fact that uninvested cash and cash       by AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested       arrangements, brokerage commissions paid
in money market funds advised by AIM         by the Fund and/or other funds advised
pursuant to the terms of an SEC              by AIM are used to pay for research and
exemptive order. The Board found that        execution services. This research is
the Fund may realize certain benefits        used by AIM in making investment
upon investing cash balances in AIM          decisions for the Fund. The Board
advised money market funds, including a      concluded that such arrangements were
higher net return, increased liquidity,      appropriate.
increased diversification or decreased
transaction costs. The Board also found      o AIM's financial soundness in light of
that the Fund will not receive reduced       the Fund's needs. The Board considered
services if it invests its cash balances     whether AIM is financially sound and has
in such money market funds. The Board        the resources necessary to perform its
noted that, to the extent the Fund           obligations under the Advisory
invests in affiliated money market           Agreement, and concluded that AIM has
funds, AIM has voluntarily agreed to         the financial resources necessary to
waive a portion of the advisory fees it      fulfill its obligations under the
receives from the Fund attributable to       Advisory Agreement.
such investment. The Board further
determined that the proposed securities      o Historical relationship between the
lending program and related procedures       Fund and AIM. In determining whether to
with respect to the lending Fund is in       continue the Advisory Agreement for the
the best interests of the lending Fund       Fund, the Board also considered the
and its respective shareholders. The         prior relationship between AIM and the
Board therefore concluded that the           Fund, as well as the Board's knowledge
investment of cash collateral received       of AIM's operations, and concluded that
in connection with the securities            it was beneficial to maintain the
lending program in the money market          current relationship, in part, because
funds according to the procedures is in      of such knowledge. The Board also
the best interests of the lending Fund       reviewed the general nature of the
and its respective shareholders.             non-investment advisory services
                                             currently performed by AIM and its
o Independent written evaluation and         affiliates, such as administrative,
recommendations of the Fund's Senior         transfer agency and distribution
Officer. The Board noted that, upon          services, and the fees received by AIM
their direction, the Senior Officer of       and its affiliates for performing such
the Fund, who is independent of AIM and      services. In addition to reviewing such
AIM's affiliates, had prepared an            services, the trustees also considered
independent written evaluation in order      the organizational structure employed by
to assist the Board in determining the       AIM and its affiliates to provide those
reasonableness of the proposed               services. Based on the review of these
management fees of the AIM Funds,            and other factors, the Board concluded
including the Fund. The Board noted that     that AIM and its affiliates were
the Senior Officer's written evaluation      qualified to continue to provide
had been relied upon by the Board in         non-investment advisory services to the
this regard in lieu of a competitive         Fund, including administrative, transfer
bidding process. In determining whether      agency and distribution services, and
to continue the Advisory Agreement for       that AIM and its affiliates currently
the Fund, the Board considered the           are providing satisfactory
Senior Officer's written evaluation and      non-investment advisory services.
the recommendation made by the Senior
Officer to the Board that the Board          o Other factors and current trends. In
consider implementing a process to           determining whether to continue the
assist them in more closely monitoring       Advisory Agreement for the Fund, the
the performance of the AIM Funds. The        Board considered the fact that AIM,
Board concluded that it would be             along with others in the mutual fund
advisable to implement such a process as     industry, is subject to regulatory
soon as reasonably practicable.              inquiries and litigation related to a
                                             wide range of issues. The Board also
o Profitability of AIM and its               considered the governance and compliance
affiliates. The Board reviewed               reforms being undertaken by AIM and its
information concerning the profitability     affiliates, including maintaining an
of AIM's (and its affiliates')               internal controls committee and
investment advisory and other activities     retaining an independent compliance
and its financial condition. The Board       consultant, and the fact that AIM has
considered the overall profitability of      undertaken to cause the Fund to operate
AIM, as well as the profitability of AIM     in accordance with certain governance
in connection with managing the Fund.        policies and practices. The Board
The Board noted that AIM's operations        concluded that these actions indicated a
remain profitable, although increased        good faith effort on the part of AIM to
expenses in recent years have reduced        adhere to the highest ethical standards,
AIM's profitability. Based on the review     and determined that the current
of the profitability of AIM's and its        regulatory and litigation environment to
affiliates' investment advisory and          which AIM is subject should not prevent
other activities and its financial           the Board from continuing the Advisory
condition, the Board concluded that the      Agreement for the Fund.
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-77.06%

ASSET MANAGEMENT & CUSTODY BANKS-0.78%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $298,178)(a)(b)     $    250,000   $   264,987
-------------------------------------------------------------------------
Janus Capital Group Inc., Sr. Unsec. Notes,
  7.00%, 11/01/06(a)                                 50,000        50,750
-------------------------------------------------------------------------
Nuveen Investments, Inc., Sr. Unsec. Sub
  Notes, 5.50%, 09/15/15(a)                         125,000       123,094
=========================================================================
                                                                  438,831
=========================================================================

AUTOMOBILE MANUFACTURERS-1.58%

DaimlerChrysler North America Holding Corp.,
  Gtd. Global Notes, 6.40%, 05/15/06(a)             170,000       170,823
-------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp.,
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                        75,000        75,060
-------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp.-
  Series D, Gtd. Floating Rate Medium Term
  Notes, 4.99%, 05/24/06(a)(c)                      240,000       240,185
-------------------------------------------------------------------------
General Motors Corp., Unsec. Notes, 7.10%,
  03/15/06(a)                                       400,000       396,500
=========================================================================
                                                                  882,568
=========================================================================

BROADCASTING & CABLE TV-4.69%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(d)                     320,000       184,000
-------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06(a)                                       140,000       142,418
-------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 8.72%,
  04/01/09(a)(e)                                    125,000       127,500
-------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04; Cost $154,000)(a)(b)          160,000       161,200
-------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 10.63%,
  07/15/12(a)                                       150,000       188,217
-------------------------------------------------------------------------
Comcast Corp., Sr. Unsec. Sub. Notes, 10.50%,
  06/15/06(a)                                       535,000       550,483
-------------------------------------------------------------------------
Comcast Corp., Unsec. Gtd. Global Notes,
  9.46%, 11/15/22(a)                                420,000       551,237
-------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  7.75%, 08/15/06(a)                                 20,000        20,304
-------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                       315,000       315,652
-------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Notes, 7.88%,
  12/15/07(a)                                       155,000       158,100
-------------------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

CSC Holdings, Inc.-Series B, Sr. Unsec.
  Unsub. Notes, 7.63%, 04/01/11(a)             $   55,000(f)  $    55,000
-------------------------------------------------------------------------
Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)                   150,000       172,975
=========================================================================
                                                                2,627,086
=========================================================================

COMMERCIAL PRINTING-0.27%

Deluxe Corp., Medium Term Notes, 2.75%,
  09/15/06(a)                                       155,000       152,667
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.00%

Terex Corp., Sr. Unsec. Gtd. Sub Global
  Notes, 7.38%, 01/15/14(a)                           1,000           997
=========================================================================

CONSUMER FINANCE-8.16%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 5.80%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost $279,609)(a)(b)(c)        275,000       275,399
-------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06(a)                         179,000       180,423
-------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Global Notes,
  6.88%, 02/01/06(a)                              1,655,000     1,651,028
-------------------------------------------------------------------------
Ford Motor Credit Co., Unsec. Notes, 6.13%,
  01/09/06(a)                                       138,000       137,994
-------------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 5.24%,
  05/18/06(a)(c)                                2,355,000(f)    2,320,664
=========================================================================
                                                                4,565,508
=========================================================================

DISTILLERS & VINTNERS-0.32%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)        170,000       178,925
=========================================================================

DIVERSIFIED BANKS-6.38%

AB Spintab (Sweden), Bonds, 7.50%, (Acquired
  02/12/04; Cost $334,806)(a)(b)(g)                 300,000       305,148
-------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(g)                         250,000       257,082
-------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $66,543)(a)(b)            60,000        60,092
-------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/21/05-
  04/22/05; Cost $591,442)(a)(b)                    475,000       594,700
-------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $632,715)(a)(b)                              500,000       543,155
-------------------------------------------------------------------------
Corporacion Andina de Fomento, Unsec. Global
  Notes, 6.88%, 03/15/12(a)                         175,000       190,753
-------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91%, (Acquired 06/07/04; Cost
  $195,000)(a)(b)(g)                                195,000       202,145
-------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                    $    260,000   $   278,153
-------------------------------------------------------------------------
Golden State Bancorp Inc., Sub Deb., 10.00%,
  10/01/06(a)                                        35,000        36,224
-------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  4.94%,(a)(e)(g)                                   180,000       158,623
-------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 4.19%, 08/29/87(a)(e)             200,000       169,415
-------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)- Series B, Unsec. Sub. Floating
  Rate Euro Notes, 4.25%,(a)(e)(g)                  280,000       244,078
-------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub Deb.,
  8.25%, 11/01/24(a)                                140,000       181,671
-------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%,(a)(g)                               120,000       120,677
-------------------------------------------------------------------------
VTB Capital S.A. (Russia), Sr. Floating Rate
  Notes, 5.25%, 09/21/07 (Acquired 12/14/05;
  Cost $230,000)(a)(b)(c)                           230,000       230,460
=========================================================================
                                                                3,572,376
=========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.57%

Cendant Corp., Sr. Unsec. Global Notes,
  6.88%, 08/15/06(a)                                315,000       318,345
-------------------------------------------------------------------------
United Rentals North America, Inc., Sr.
  Unsec. Sub Global Notes, 7.75%, 11/15/13(a)            12            12
=========================================================================
                                                                  318,357
=========================================================================

ELECTRIC UTILITIES-3.80%

Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                   300,000       308,988
-------------------------------------------------------------------------
Duke Capital LLC, Sr. Unsec. Notes, 4.30%,
  05/18/06(a)                                       250,000       249,617
-------------------------------------------------------------------------
Korea Electric Power Corp. (South Korea),
  Unsec. Gtd. Putable Disc. Yankee Deb.,
  7.95%, 04/01/16(a)(h)                           485,000(f)      302,873
-------------------------------------------------------------------------
Pepco Holdings, Inc., Unsec. Unsub. Notes,
  3.75%, 02/15/06(a)                                398,000       397,562
-------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                         120,000       120,395
-------------------------------------------------------------------------
Progress Energy, Inc., Sr. Unsec. Notes,
  6.75%, 03/01/06(a)                                745,000       747,287
=========================================================================
                                                                2,126,722
=========================================================================

FOOD RETAIL-0.66%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                       160,000       164,800
-------------------------------------------------------------------------
Kroger Co. (The), Sr. Unsec. Gtd. Notes,
  7.63%, 09/15/06(a)                                183,000       186,041
-------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes, 6.15%,
  03/01/06(a)                                        20,000        20,043
=========================================================================
                                                                  370,884
=========================================================================

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.39%

Cardinal Health, Inc., Sr. Unsec. Notes,
  7.30%, 10/15/06(a)                           $    215,000   $   218,855
=========================================================================

HEALTH CARE SERVICES-0.95%

Caremark Rx, Inc., Sr. Unsec. Notes,
  7.38%, 10/01/06(a)                                325,000       330,125
-------------------------------------------------------------------------
Orlando Lutheran Towers Inc., Bonds,
  7.75%, 07/01/11(a)                                200,000       199,206
=========================================================================
                                                                  529,331
=========================================================================

HOMEBUILDING-1.25%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  8.00%, 02/01/09(a)                                200,000       212,910
-------------------------------------------------------------------------
D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(a)                                       400,000       434,480
-------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 8.00%, 08/15/06(a)                          50,000        50,752
=========================================================================
                                                                  698,142
=========================================================================

HOTELS, RESORTS & CRUISE LINES-0.33%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                         180,000       183,150
=========================================================================

HOUSEHOLD APPLIANCES-0.28%

Stanley Works Capital Trust I, Bonds, 5.90%,
  12/01/45 (Acquired 11/15/05; Cost
  $155,000)(a)(b)                                   155,000       154,706
=========================================================================

HOUSEWARES & SPECIALTIES-1.43%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                          790,000       800,388
=========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.62%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                                164,782       182,084
-------------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Global Notes,
  8.00%, 12/15/13(a)                                  1,000         1,121
-------------------------------------------------------------------------
TXU Corp.-Series O, Sr. Unsec. Global Notes,
  4.80%, 11/15/09(a)                                170,000       164,405
=========================================================================
                                                                  347,610
=========================================================================

INDUSTRIAL CONGLOMERATES-1.47%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                       314,000       314,546
-------------------------------------------------------------------------
Tyco International Group S.A. (Luxembourg),
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                       430,000       431,879
-------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $84,920)(a)(b)                                     75,000        75,966
=========================================================================
                                                                  822,391
=========================================================================

INTEGRATED OIL & GAS-2.16%

ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                       300,000       315,201
-------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
INTEGRATED OIL & GAS-(CONTINUED)

Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06(a)                    $    300,000   $   305,112
-------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(a)                                       540,000       589,275
=========================================================================
                                                                1,209,588
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-4.77%

France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 7.20%, 03/01/06(a)                   60,000        60,259
-------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(a)                  260,000       351,450
-------------------------------------------------------------------------
GTE California Inc.-Series G, Unsec. Deb.,
  5.50%, 01/15/09(a)                                160,000       158,952
-------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                   100,000       100,000
-------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec. Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                       200,000       205,000
-------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd.
  Global Notes, 7.13%, 01/30/06(a)                  125,000       125,217
-------------------------------------------------------------------------
Sprint Nextel Corp., Deb., 9.25%, 04/15/22(a)       180,000       235,359
-------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)                          300,000       304,668
-------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  8.75%, 11/01/21(a)                                400,000       505,748
-------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                         265,000       271,233
-------------------------------------------------------------------------
Verizon New York Inc., Unsec. Deb., 7.00%,
  12/01/33(a)                                       180,000       187,675
-------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                          175,000       162,414
=========================================================================
                                                                2,667,975
=========================================================================

LEISURE PRODUCTS-0.78%

Brunswick Corp., Unsec. Unsub. Notes, 6.75%,
  12/15/06(a)                                       430,000       436,076
=========================================================================

LIFE & HEALTH INSURANCE-1.50%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $93,875)(a)(b)          95,000(f)       98,182
-------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $588,417)(a)(b)(i)        500,000       589,215
-------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                                150,000       154,006
=========================================================================
                                                                  841,403
=========================================================================

METAL & GLASS CONTAINERS-0.44%

Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                       235,000       243,813
=========================================================================

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.22%

Time Warner Cos., Inc., Unsec. Deb., 9.15%,
  02/01/23(a)                                  $    480,000   $   593,126
-------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                   90,000        90,304
=========================================================================
                                                                  683,430
=========================================================================

MULTI-LINE INSURANCE-0.61%

Hanover Insurance Group Inc., Sr. Unsec.
  Unsub. Deb., 7.63%, 10/15/25(a)                   330,000       339,983
=========================================================================

MULTI-UTILITIES-0.22%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                                120,000       120,784
=========================================================================

MUNICIPALITIES-4.47%

Brownsville (City of), Texas; Refunding &
  Improvement Utilities System Series 2005 A
  RB, (INS-Ambac Assurance Corp.) 5.00%,
  09/01/31(a)(i)                                     50,000        51,875
-------------------------------------------------------------------------
Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                                 75,000        73,125
-------------------------------------------------------------------------
  5.20%, 02/15/35(a)                                125,000       123,863
-------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(a)(i)                                    130,000       125,613
-------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
  4.87%, 07/15/16(a)                                100,000        98,500
-------------------------------------------------------------------------
  5.22%, 07/15/20(a)                                125,000       124,871
-------------------------------------------------------------------------
  5.28%, 01/15/22(a)                                100,000       100,000
-------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(a)(i)            650,000       675,188
-------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Series 2005 RB, (INS-Ambac
  Assurance Corp.) 4.41%, 11/15/14(a)(i)             90,000        89,651
-------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)          125,000       123,906
-------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, (INS-Ambac Assurance Corp.)
  4.83%, 06/30/28(a)(i)                             185,000       176,331
-------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, (INS-Financial Guaranty Insurance
  Co.) 3.69%, 07/01/07(a)(i)                        225,000       221,735
-------------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                             300,000       296,238
-------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  (INS-MBIA Insurance Corp.) 3.42%,
  07/10/30(a)(i)(j)                            $    225,000   $   219,537
=========================================================================
                                                                2,500,433
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.28%

Devon Energy Corp., Sr. Unsec. Notes, 2.75%,
  08/01/06(a)                                       205,000       202,587
-------------------------------------------------------------------------
Pemex Project Funding Master Trust (Mexico),
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                       675,000       826,943
-------------------------------------------------------------------------
Pemex Project Funding Master Trust (Mexico)-
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $243,278)(a)(b)                                   245,000       244,020
=========================================================================
                                                                1,273,550
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-7.49%

ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(g)                    250,000       285,003
-------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Sub.
  Bonds, 9.87%, (Acquired 06/16/04-07/28/05;
  Cost $678,447)(a)(b)(g)                           600,000       658,518
-------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico), Sr. Unsec.
  Global Notes, 8.02%, 05/15/07(a)                  190,000       193,971
-------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico)-Series 1999-2,
  Class A1, Global Bonds, 9.69%, 08/15/09(a)        356,250       386,446
-------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $399,732)(a)(b)                              400,000       381,496
-------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 01/10/03-09/22/04; Cost
  $525,327)(a)(b)                                   453,889       534,300
-------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands)- Class A-1a, Sr. Floating Rate
  Notes, 4.53%, 01/25/36 (Acquired 03/21/05;
  Cost $500,000)(a)(b)(c)(k)                        500,000       495,859
-------------------------------------------------------------------------
Toll Road Investors Partnership II,
  L.P.-Series A, Bonds, (INS-MBIA Insurance
  Corp.) 5.56%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $561,927)(a)(b)(i)(l)                           4,800,000       586,210
-------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 5.36%, (Acquired
  12/07/04; Cost $400,000)(a)(b)(g)(m)              400,000       400,428
-------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub
  Second Tier Euro Bonds, 8.75%,(a)(g)              250,000       271,708
=========================================================================
                                                                4,193,939
=========================================================================

PAPER PRODUCTS-0.00%

Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd.
  Global Notes, 8.50%, 02/01/11(a)                      524           293
=========================================================================

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-3.84%

ACE INA Holdings, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.30%, 08/15/06(a)             $    130,000   $   132,570
-------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)              125,000       134,554
-------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(a)                    700,000       762,783
-------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $437,512)(a)(b)           410,000       416,581
-------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Sr. Unsec.
  Floating Rate Notes, 4.51%, 10/06/06
  (Acquired 10/12/05; Cost $158,800)(a)(b)(m)       160,000       158,660
-------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-06/09/05; Cost $569,573)(a)(b)           550,000       543,169
=========================================================================
                                                                2,148,317
=========================================================================

RAILROADS-0.11%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                        60,000        60,080
=========================================================================

REAL ESTATE-1.02%

Health Care Property Investors, Inc., Notes,
  5.63%, 05/01/17(a)                                200,000       197,170
-------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                       125,000       123,404
-------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                    100,000       100,567
-------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                       140,000       151,900
=========================================================================
                                                                  573,041
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.59%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                       325,000       330,054
=========================================================================

REGIONAL BANKS-1.97%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 5.96%, 03/01/34(a)(c)        600,000       618,588
-------------------------------------------------------------------------
Frost National Bank (The), Unsec. Sub. Notes,
  6.88%, 08/01/11(a)                                200,000       215,526
-------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 4.98%, 06/01/28(a)(c)                 100,000        97,919
-------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                       175,000       172,715
=========================================================================
                                                                1,104,748
=========================================================================

REINSURANCE-1.57%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.75%, 06/15/30(a)                         175,000       214,874
-------------------------------------------------------------------------
Reinsurance Group of America, Inc., Jr.
  Unsec. Sub. Deb., 6.75%, 12/15/65(a)              165,000       167,264
-------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
REINSURANCE-(CONTINUED)

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $493,840)(a)(b)      $    500,000   $   494,365
=========================================================================
                                                                  876,503
=========================================================================

RESTAURANTS-0.11%

YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                        60,000        60,581
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.00%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                              12            11
=========================================================================

SOVEREIGN DEBT-2.09%

Federative Republic of Brazil (Brazil)-Series
  EI-L, Floating Rate Bonds, 5.19%,
  04/15/06(a)(e)                                     64,000        64,042
-------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Euro Bonds-REGS, 10.00%, 06/26/07 (Acquired
  05/14/04; Cost $364,406)(a)(b)                    325,000       348,238
-------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                                150,000       164,175
-------------------------------------------------------------------------
  7.50%, 04/08/33(a)                                500,000       591,800
=========================================================================
                                                                1,168,255
=========================================================================

SPECIALTY CHEMICALS-0.75%

Stauffer Chemical, Deb., 5.73%, 04/15/18
  (Acquired 07/25/05; Cost $418,171)(b)(k)(n)       830,000       420,287
=========================================================================

SPECIALTY STORES-0.14%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                                 80,000        80,400
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.82%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                       716,000       718,735
-------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(a)                    275,000       301,199
=========================================================================
                                                                1,019,934
=========================================================================

TOBACCO-0.31%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                       175,000       175,214
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.14%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $652,313)(a)(b)           575,000       638,647
=========================================================================

TRUCKING-1.24%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                                650,000       692,439
=========================================================================

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-0.49%

Telephone & Data Systems, Inc., Unsec. Notes,
  7.00%, 08/01/06(a)                           $    275,000   $   277,186
=========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $43,552,843)                                 43,126,458
=========================================================================
U.S. MORTGAGE-BACKED SECURITIES-15.20%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-8.31%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                                  1,084         1,117
-------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32(a)                     37,925        38,959
-------------------------------------------------------------------------
  6.00%, 05/01/17 to 11/01/33(a)                    310,738       314,856
-------------------------------------------------------------------------
  5.50%, 09/01/17(a)                                126,475       127,349
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21(a)                              1,869,580     1,850,884
-------------------------------------------------------------------------
  5.50%, 01/01/36(a)                              2,337,694     2,316,509
=========================================================================
                                                                4,649,674
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.26%

Pass Through Ctfs.,
  7.00%, 02/01/16 to 09/01/32(a)                     62,494        65,163
-------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/35(a)                    231,255       237,927
-------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(a)                     40,008        40,909
-------------------------------------------------------------------------
  5.00%, 11/01/18(a)                                113,762       112,744
-------------------------------------------------------------------------
  7.50%, 04/01/29 to 10/01/29(a)                    111,915       117,475
-------------------------------------------------------------------------
  8.00%, 04/01/32(a)                                 26,767        28,595
-------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/21 to 01/01/36(a)(p)               2,138,565     2,124,837
-------------------------------------------------------------------------
  6.00%, 01/01/36(a)(p)                             771,075       778,304
=========================================================================
                                                                3,505,954
=========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.63%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                     30,589        32,372
-------------------------------------------------------------------------
  8.50%, 11/15/24(a)                                 25,306        27,572
-------------------------------------------------------------------------
  7.00%, 07/15/31 to 08/15/31(a)                      7,242         7,605
-------------------------------------------------------------------------
  6.50%, 11/15/31 to 09/15/32(a)                     55,177        57,684
-------------------------------------------------------------------------
  6.00%, 12/15/31 to 11/15/32(a)                     76,417        78,362
-------------------------------------------------------------------------
  5.50%, 02/15/34(a)                                145,480       146,525
=========================================================================
                                                                  350,120
=========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $8,466,797)                                         8,505,748
=========================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES-6.05%

AEROSPACE & DEFENSE-0.66%

Systems 2001 Asset Trust LLC (Cayman
  Islands)- Series 2001, Class G, Pass
  Through Ctfs., (INS-MBIA Insurance Corp.)
  6.66%, 09/15/13 (Acquired
  02/09/05-10/27/05; Cost $375,106)(a)(b)(i)   $    341,548   $   367,451
=========================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS-0.24%

Federal Home Loan Bank (FHLB)-Series TQ-2015,
  Class A, Pass Through Ctfs., 5.07%,
  10/20/15(a)                                       136,811       136,941
=========================================================================

MULTI-SECTOR HOLDINGS-0.36%

Longport Funding Ltd.-Series 2005-2A, Class
  A1J, Floating Rate Bonds, 4.76%, 02/03/40
  (Acquired 03/31/05; Cost $200,000)(b)(c)(k)       200,000       200,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.17%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  07/14/00-07/27/05; Cost $781,505)(a)(b)           675,000       816,671
-------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(k)                                   500,000       504,240
-------------------------------------------------------------------------
Patrons' Legacy-2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired 04/30/04; Cost
  $1,000,000)(b)(k)                               1,000,000     1,016,570
=========================================================================
                                                                2,337,481
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.62%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $351,994)(a)(b)                                   350,000       345,454
=========================================================================
    Total Asset-Backed Securities (Cost
      $3,350,275)                                               3,387,327
=========================================================================

                                                  SHARES
STOCKS & OTHER EQUITY INTERESTS-5.52%

DIVERSIFIED BANKS-0.34%

HSBC Capital Funding L.P. (United Kingdom),
  4.61% Pfd. (Acquired 11/05/03; Cost
  $186,504)(a)(b)                                   200,000       189,212
=========================================================================

DIVERSIFIED CAPITAL MARKETS-0.77%

UBS Preferred Funding Trust I, 8.62% Pfd(a)         375,000       432,990
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(k)(q)(r)                        275             0
=========================================================================

LIFE & HEALTH INSURANCE-0.34%

Aegon N.V. (Netherlands), 6.38% Pfd.                  7,500       189,450
=========================================================================

-------------------------------------------------------------------------
                                                  SHARES         VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-3.09%

Auction Pass-Through Trust-Series 2001-1,
  Class A, 5.30% Floating Rate Pfd. (Acquired
  10/03/05; Cost $500,000) (Cost
  $500,000)(b)(c)(k)                                      2   $   500,000
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 4.80%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $586,361)(a)(b)(c)            600       597,637
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 4.87%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $244,120)(a)(b)(c)                                    250       244,539
-------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 5.05%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $388,587)(a)(b)(c)                                    400       390,106
=========================================================================
                                                                1,732,282
=========================================================================

U.S. AGENCY SECURITIES-0.98%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(s)                                             5,550       277,056
-------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(s)                                             5,450       270,320
=========================================================================
                                                                  547,376
=========================================================================
    Total Stocks & Other Equity Interests
      (Cost $3,110,614)                                         3,091,310
=========================================================================

                                                PRINCIPAL
                                                  AMOUNT
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-3.14%(O)

AUSTRALIA-1.05%

New South Wales Treasury Corp. (Sovereign
  Debt)- Series 14RG, Gtd. Euro Bonds, 5.50%,
  08/01/14(a)                    AUD                800,000       589,973
=========================================================================

JAPAN-0.85%

Takefuji Corp. (Consumer Finance), Sr. Unsec.
  Medium Term Euro Notes, 1.02%,
  03/01/34(a)(e)                    JPY         100,000,000       473,036
=========================================================================

LUXEMBOURG-0.55%

International Bank for Reconstruction &
  Development (The) (Diversified
  Banks)-Series E, Sr. Unsec. Medium Term
  Global Notes, 12.30%, 08/20/07 (a)(n)   NZD       500,000       306,066
=========================================================================

UNITED KINGDOM-0.69%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd. Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97; Cost
  $321,105)(a)(b)                    GBP            200,029       385,975
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $1,663,195)                                   1,755,050
=========================================================================

U.S. TREASURY SECURITIES-2.23%

U.S. TREASURY INFLATION-INDEXED BONDS-0.28%

2.00%, 07/15/14(a)                             $  158,498(f)(t)     157,662
=========================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                PRINCIPAL
                                                  AMOUNT         VALUE
-------------------------------------------------------------------------

U.S. TREASURY NOTES-0.67%

3.13%, 01/31/07(a)                             $    200,000   $   197,250
-------------------------------------------------------------------------
3.38%, 02/28/07(a)                                  180,000       177,835
=========================================================================
                                                                  375,085
=========================================================================

U.S. TREASURY STRIPS-1.28%

4.63%, 11/15/24(a)(u)                               325,000       136,246
-------------------------------------------------------------------------
4.54%, 05/15/25(a)(u)                               610,000       248,191
-------------------------------------------------------------------------
4.71%, 08/15/28(a)(u)                               925,000       329,244
=========================================================================
                                                                  713,681
=========================================================================
    Total U.S. Treasury Securities (Cost
      $1,254,334)                                               1,246,428
=========================================================================
U.S. GOVERNMENT AGENCY SECURITIES-1.53%

FEDERAL HOME LOAN BANK (FHLB)-0.53%

Unsec. Global Bonds,
  4.10%, 06/13/08(a)                                300,000       295,599
=========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.00%

Unsec. Floating Rate Global Notes,
  5.83%, 02/17/09(a)(m)                             575,000       560,510
=========================================================================
    Total U.S. Government Agency Securities
      (Cost $873,470)                                             856,109
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL
                                                  AMOUNT         VALUE

BUNDLED SECURITIES-0.20%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/15 (Acquired 07/20/05; Cost
  $115,826)(a)(b)                              $    113,689   $   112,960
=========================================================================

                                                  SHARES
MONEY MARKET FUNDS-0.44%

Liquid Assets Portfolio-Institutional
  Class(v)                                          124,432       124,432
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(v)         124,432       124,432
=========================================================================
    Total Money Market Funds (Cost $248,864)                      248,864
=========================================================================
TOTAL INVESTMENTS-111.37% (Cost $62,636,218)                   62,330,254
=========================================================================
OTHER ASSETS LESS LIABILITIES-(11.37%)                         (6,363,121)
=========================================================================
NET ASSETS-100.00%                                            $55,967,133
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

AUD      - Australian Dollar
CARS     - Convertible Auction Rate Security
Ctfs.    - Certificates
Deb.     - Debentures
GBP      - British Pound Sterling
GO       - General Obligation Bonds
Gtd.     - Guaranteed
INS      - Insurance
JPY      - Japanese Yen
Jr.      - Junior
NZD      - New Zealand Dollar
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPs  - Regulatory Capital Preferred Securities
REGS     - Regulation S
REIT     - Real Estate Investment Trust
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

                        AIM V.I. DIVERSIFIED INCOME FUND

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $58,703,467, which represented 104.89% of the Fund's Net Assets. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $15,546,948, which represented 27.78% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2005.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments. The value of this security at December 31, 2005 represented 0.33% of the Fund's Net Assets.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2005.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 8.
(g) Perpetual bond with no specified maturity date.
(h) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i) Principal and/or interest payments are secured by the bond insurance company listed.
(j) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date of July 10, 2006. The Bond will be remarketed or converted to a fixed coupon rate on that date.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2005 was $3,136,956, which represented 5.60% of the Fund's Net Assets.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(m) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2005.
(n) Zero coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o) Foreign denominated security. Par value is denominated in currency indicated.
(p) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(q) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 0.00% of the Fund's Net Assets. See Note 1A.
(r) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(s) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on December 31, 2005.
(t) Principal amount of security and interest payments are adjusted for inflation.
(u) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(v) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:

Investments, at value (cost $62,387,354)         $ 62,081,390
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $248,864)                                     248,864
=============================================================
     Total investments (cost $62,636,218)          62,330,254
=============================================================
Receivables for:
  Investments sold                                        971
-------------------------------------------------------------
  Fund shares sold                                      6,540
-------------------------------------------------------------
  Dividends and interest                              753,510
-------------------------------------------------------------
  Foreign currency contracts outstanding               25,725
-------------------------------------------------------------
  Principal paydowns                                   12,282
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 44,884
-------------------------------------------------------------
Other assets                                              369
=============================================================
     Total assets                                  63,174,535
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             7,035,781
-------------------------------------------------------------
  Fund shares reacquired                               54,266
-------------------------------------------------------------
  Variation margin                                     14,826
-------------------------------------------------------------
  Trustee deferred compensation and retirement
     plans                                             50,329
-------------------------------------------------------------
Accrued administrative services fees                   27,683
-------------------------------------------------------------
Accrued distribution fees -- Series II                    584
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                104
-------------------------------------------------------------
Accrued transfer agent fees                               663
-------------------------------------------------------------
Accrued operating expenses                             23,166
=============================================================
     Total liabilities                              7,207,402
=============================================================
Net assets applicable to shares outstanding      $ 55,967,133
_____________________________________________________________
=============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 73,525,487
-------------------------------------------------------------
Undistributed net investment income                 2,867,820
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                       (20,168,968)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                          (257,206)
=============================================================
                                                 $ 55,967,133
_____________________________________________________________
=============================================================


NET ASSETS:

Series I                                         $ 55,064,992
_____________________________________________________________
=============================================================
Series II                                        $    902,141
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            6,529,767
_____________________________________________________________
=============================================================
Series II                                             107,895
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       8.43
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       8.36
_____________________________________________________________
=============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                         $ 3,196,010
------------------------------------------------------------
Dividends                                             95,739
------------------------------------------------------------
Dividends from affiliated money market funds          21,063
============================================================
    Total investment income                        3,312,812
============================================================

EXPENSES:

Advisory fees                                        365,805
------------------------------------------------------------
Administrative services fees                         154,692
------------------------------------------------------------
Custodian fees                                        24,882
------------------------------------------------------------
Distribution fees -- Series II                         2,382
------------------------------------------------------------
Transfer agent fees                                    8,531
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,796
------------------------------------------------------------
Professional services fees                            49,248
------------------------------------------------------------
Other                                                 36,469
============================================================
    Total expenses                                   658,805
============================================================
Less: Fees waived                                   (111,016)
============================================================
    Net expenses                                     547,789
============================================================
Net investment income                              2,765,023
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FOREIGN CURRENCY CONTRACTS AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                              432,659
------------------------------------------------------------
  Foreign currencies                                    (749)
------------------------------------------------------------
  Foreign currency contracts                         101,217
------------------------------------------------------------
  Futures contracts                                   (4,049)
============================================================
                                                     529,078
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (1,671,587)
------------------------------------------------------------
  Foreign currencies                                  (6,159)
------------------------------------------------------------
  Foreign currency contracts                         178,123
------------------------------------------------------------
  Futures contracts                                  (63,257)
============================================================
                                                  (1,562,880)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, foreign currency
  contracts and futures contracts                 (1,033,802)
============================================================
Net increase in net assets resulting from
  operations                                     $ 1,731,221
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  2,765,023    $ 2,790,905
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                      529,078        889,949
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    (1,562,880)      (318,536)
=========================================================================================
    Net increase in net assets resulting from operations         1,731,221      3,362,318
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (3,444,080)    (3,692,613)
-----------------------------------------------------------------------------------------
  Series II                                                        (56,114)       (55,546)
=========================================================================================
    Decrease in net assets resulting from distributions         (3,500,194)    (3,748,159)
=========================================================================================
Share transactions-net:
  Series I                                                      (8,266,475)    (6,418,302)
-----------------------------------------------------------------------------------------
  Series II                                                        (46,419)       231,857
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (8,312,894)    (6,186,445)
=========================================================================================
    Net increase (decrease) in net assets                      (10,081,867)    (6,572,286)
=========================================================================================

NET ASSETS:

  Beginning of year                                             66,049,000     72,621,286
=========================================================================================
  End of year (including undistributed net investment income
    of $2,867,820 and $3,434,766, respectively)               $ 55,967,133    $66,049,000
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National
                        AIM V.I. DIVERSIFIED INCOME FUND

     Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
                        AIM V.I. DIVERSIFIED INCOME FUND

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, fee income is agreed upon amongst the parties at the commencement of the dollar roll. This fee income is amortized to income ratably over the term of the dollar roll. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. LOWER-RATED SECURITIES -- The Fund may invest in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.60%
-------------------------------------------------------------------
Over $250 million                                             0.55%
 __________________________________________________________________
===================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM and/or the distributor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $111,016.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $104,692 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $8,531.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $2,382.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $  866,287       $12,887,799       $(13,629,654)         $   --          $124,432        $10,492       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              866,287        12,887,799        (13,629,654)             --           124,432         10,571           --
==================================================================================================================================
  Total           $1,732,574       $25,775,598       $(27,259,308)         $   --          $248,864        $21,063       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $310,415.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,116 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------
                                        CONTRACT TO
SETTLEMENT                         ----------------------                 UNREALIZED
DATE              CURRENCY          DELIVER     RECEIVE       VALUE      APPRECIATION
-------------------------------------------------------------------------------------
01/20/06     Australian Dollar       770,000   $  573,473   $  564,114     $ 9,359
-------------------------------------------------------------------------------------
03/13/06     Great British Pound     225,000      394,875      387,085       7,790
-------------------------------------------------------------------------------------
03/13/06     New Zealand Dollar      435,000      303,821      295,245       8,576
=====================================================================================
                                   1,430,000   $1,272,169   $1,246,444     $25,725
_____________________________________________________________________________________
=====================================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 8--FUTURES CONTRACTS

On December 31, 2005, $1,700,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                              NO. OF          MONTH/            VALUE       APPRECIATION
CONTRACT                     CONTRACTS      COMMITMENT        12/31/05     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade       8       March-07/Long       $1,905,000       $ (2,778)
-----------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade       6       September-06/Long    1,427,400         (6,255)
-----------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade      24       December-06/Long     5,712,300        (26,582)
-----------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes      62       March-06/Long       12,721,625          3,034
-----------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes       3       March-06/Short        (319,031)          (765)
-----------------------------------------------------------------------------------------
U.S. Treasury 10 Year
  Notes                         29       March-06/Long        3,172,781         47,199
-----------------------------------------------------------------------------------------
U.S. Treasury 30 Year
  Bonds                          4       March-06/Long          456,750          8,355
-----------------------------------------------------------------------------------------
Japan 10 Year Bond               1       March-06/Short      (1,164,674)         1,643
=========================================================================================
                                                             $23,912,151      $ 23,851
_________________________________________________________________________________________
=========================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $3,500,194    $3,748,159
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,918,580
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments               (300,511)
----------------------------------------------------------------------------
Temporary book/tax differences                                       (55,421)
----------------------------------------------------------------------------
Capital loss carryforward                                        (20,121,002)
----------------------------------------------------------------------------
Shares of beneficial interest                                     73,525,487
============================================================================
Total net assets                                                $ 55,967,133
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, defaulted bonds and partnership items. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies, futures contracts and defaulted bonds of $9,811.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $20,121,003 of capital loss carryforward in the fiscal year ended December 31, 2006.

                        AIM V.I. DIVERSIFIED INCOME FUND

    The Fund utilized $168,342 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   116,458
-----------------------------------------------------------------------------
December 31, 2007                                                  2,582,661
-----------------------------------------------------------------------------
December 31, 2008                                                  4,437,761
-----------------------------------------------------------------------------
December 31, 2009                                                  6,105,069
-----------------------------------------------------------------------------
December 31, 2010                                                  6,879,053
=============================================================================
Total capital loss carryforward                                  $20,121,002
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $55,045,898 and $62,040,808, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $       647,565
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (957,887)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                   $      (310,322)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $62,640,576.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and paydown reclassifications, on December 31, 2005, undistributed net investment income was increased by $168,225 and undistributed net realized gain (loss) was decreased by $168,225. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     4,117,347    $ 35,952,572       731,021    $  6,558,756
----------------------------------------------------------------------------------------------------------------------
  Series II                                                       91,797         794,699        25,137         224,174
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       411,971       3,444,080       422,495       3,692,613
----------------------------------------------------------------------------------------------------------------------
  Series II                                                        6,769          56,114         6,399          55,546
======================================================================================================================
Reacquired:
  Series I                                                    (5,441,529)    (47,663,127)   (1,857,496)    (16,669,671)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (103,637)       (897,232)       (5,373)        (47,863)
======================================================================================================================
                                                                (917,282)   $ (8,312,894)     (677,817)   $ (6,186,445)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     SERIES I
                                                              ------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               2005          2004       2003       2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.74       $  8.82    $  8.60    $  9.13    $  9.49
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.40(a)       0.36(a)    0.42(a)    0.55(a)    0.67(a)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.15)         0.08       0.37      (0.35)     (0.35)
====================================================================================================================
    Total from investment operations                             0.25          0.44       0.79       0.20       0.32
====================================================================================================================
Less dividends from net investment income                       (0.56)        (0.52)     (0.57)     (0.73)     (0.68)
====================================================================================================================
Net asset value, end of period                                $  8.43       $  8.74    $  8.82    $  8.60    $  9.13
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  2.90%         5.03%      9.24%      2.30%      3.48%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,065       $65,069    $71,860    $70,642    $79,875
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          0.89%(d)(e)    1.01%     0.95%      0.94%      0.93%
====================================================================================================================
Ratio of net investment income to average net assets             4.54%(d)      4.01%      4.71%      6.15%      6.87%(b)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            92%          113%       153%        86%        79%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the fund not amortized premiums on debt securities, the net investment income per share would have been $0.70 and the ratio of net investment income to average net assets would have been 7.19%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $60,014,856.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.08%.


                                                                                  SERIES II
                                                              --------------------------------------------------
                                                                                               MARCH 14, 2002
                                                                 YEAR ENDED DECEMBER 31,       (DATE SALES
                                                              -----------------------------    COMMENCED) TO
                                                               2005         2004      2003     DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.67        $8.78     $8.58          $ 8.97
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.38(a)      0.33(a)   0.40(a)         0.42(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.15)        0.08      0.37           (0.08)
================================================================================================================
    Total from investment operations                           0.23         0.41      0.77            0.34
================================================================================================================
Less dividends from net investment income                     (0.54)       (0.52)    (0.57)          (0.73)
================================================================================================================
Net asset value, end of period                                $8.36        $8.67     $8.78          $ 8.58
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                2.67%        4.69%     9.02%           3.90%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 902        $ 980     $ 762          $  124
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                        1.14%(c)(d)  1.26%     1.20%           1.19%(e)
================================================================================================================
Ratio of net investment income to average net assets           4.29%(c)     3.76%     4.46%           5.90%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                          92%         113%      153%             86%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average net assets of $952,698.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%.
(e)  Annualized.

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of

                        AIM V.I. DIVERSIFIED INCOME FUND
shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                        AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Diversified Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                        AIM V.I. DIVERSIFIED INCOME FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations.

                        AIM V.I. DIVERSIFIED INCOME FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                        AIM V.I. DIVERSIFIED INCOME FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2001           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William P. Kethler -- 1952      2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                          AIM V.I. DYNAMICS FUND
                               Annual Report to Shareholders o December 31, 2005


               AIM V.I. DYNAMICS FUND seeks to provide long-term capital growth.


UNLESS OTHERWISE STATED,INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters,the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. DYNAMICS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                            improved processes which may lead to
                                                                                       rapid sales or earnings growth.
===================================================================================
PERFORMANCE SUMMARY                                                                       We strive to control volatility and
                                           ========================================    risk by diversifying Fund holdings
Our focus on mid-cap stocks, the           FUND VS. INDEXES                            across sectors.
best-performing domestic equity category
for the year, helped your Fund post        TOTAL RETURNS, 12/31/04-12/31/05,              We consider selling a stock if:
double-digit gains for the year.           EXCLUDING VARIABLE PRODUCT ISSUER
                                           CHARGES. IF VARIABLE PRODUCT ISSUER         o a company's fundamentals deteriorate
   The Fund outperformed the large-cap     CHARGES WERE INCLUDED, RETURNS WOULD BE
oriented S&P 500 Index largely due to      LOWER.                                      o a stock's price reaches our valuation
strong returns by investments in the                                                   target.
consumer discretionary, energy and         Series I Shares                   10.72%
telecommunication services sectors.                                                    o a company moves into the large
However, the Fund underperformed the       Series II Shares                  10.44     capitalization range
Russell Midcap Growth Index, as many
of our health care and industrials         Standard & Poor's Composite                 o we find a more attractive investment
holdings underperformed those of the       Index of 500 Stocks (S&P 500                option
index.                                     Index) (Broad Market Index)        4.91
                                                                                       MARKET CONDITIONS AND YOUR FUND
   For long-term performance, see Pages    Russell Midcap Growth Index
4 and 5.                                   (Style-specific Index)            12.10     While higher gasoline prices, rising
                                                                                       short-term interest rates and the
                                           Lipper Mid-Cap Growth Fund                  ongoing concern of a housing bubble
                                           Index (Peer Group Index)           9.58     seemed to dominate the popular press,
                                                                                       the U.S. economy continued its expansion
                                           SOURCE: LIPPER,INC.                         and inflation remained low. Against this
                                           ========================================    diverse backdrop, equity markets
                                                                                       delivered single digit gains during
================================================================================       2005.

HOW WE INVEST                              of companies with large potential              In this environment, the sectors that
                                           markets, cash-generating business           contributed the most to Fund performance
We select stocks based on an analysis of   models, improving balance sheets and        were energy, consumer discretionary and
individual companies, focusing on          solid management teams;                     telecommunication services. Holdings in
mid-cap growth companies that are                                                      the health care and industrials sectors
favorably priced relative to the rest of   o Using a variety of valuation              detracted from the Fund's performance
the market.                                techniques to determine target buy          relative to the Russell Midcap Growth
                                           prices and a stock's valuation upside       Index.
Our investment process involves:           and downside potential.
                                                                                          The energy sector was the leading
o Identifying medium-sized companies          The resulting portfolio contains both    contributor to Fund returns during the
with sustainable revenue and earnings      "core holdings," industry leaders           year. Oil services holdings
growth and that have low stock prices      serving growing, non-cyclical markets       NATIONAL-OILWELL VARCO, and GRANT
relative to their projected growth         whose earnings tend to be less variable     PRIDECO benefited from strong demand for
rates;                                     with economic conditions; and               their products and services as companies
                                           "earnings-acceleration" holdings driven     moved quickly to take advantage of high
o Applying fundamental research,           by near-term catalysts such as new          oil prices. Other key contributors in
including financial statement analysis,    products or                                 this sector included WILLIAMS COMPANIES
to identify stocks                                                                     and MURPHY OIL CORP.

=======================================    =======================================     =========================================

PORTFOLIO COMPOSITION                      TOP 5 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                  1. Semiconductors                  7.0%      1. American Tower Corp.-Class A   2.5%

Information Technology            22.5%    2. Application Software            4.9       2. Polo Ralph Lauren Corp.        1.6

Consumer Discretionary            19.8     3. Wireless Telecommunication                3. CB Richard Ellis Group,
                                              Services                        4.6          Inc.-Class A                   1.5
Health Care                       15.9
                                           4. Health Care Equipment           4.1       4. Grant Prideco, Inc.            1.4
Energy                            12.7
                                           5. Oil & Gas Equipment &                     5. National Semiconductor Corp.   1.3
Industrials                        9.1        Services                        3.8
                                                                                        6. Chicago Mercantile Exchange
Financials                         8.9                                                     Holdings Inc.                  1.3
                                           TOTAL NET ASSETS        $111.7 MILLION
Telecommunication Services         5.4     TOTAL NUMBER OF HOLDINGS*          110       7. National-Oilwell Varco Inc.    1.3

Consumer Staples                   2.7                                                  8. Corrections Corp. of America   1.3

Materials                          1.1                                                  9. Microchip Technology Inc.      1.3

Money Market Funds                                                                     10. Williams Cos., Inc. (The)      1.3
Plus Other Assets Less
Liabilities                        1.9


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=======================================    =======================================     =========================================

AIM V.I. DYNAMICS FUND

                                           attractive.                                              PAUL J. RASPLICKA,
                                                                                        [RASPLICKA  Chartered Financial Analyst
   The consumer discretionary sector was       While the overall performance of our       PHOTO]    and senior portfolio
another area of strength for the Fund.     health care holdings was disappointing,                  manager, is lead portfolio
While many consumer discretionary stocks   there was a noteworthy exception.                        manager of AIM V.I. Dynamics
were negatively affected by rising oil     EXPRESS SCRIPTS, a pharmacy benefits                     Fund. Mr. Rasplicka began
and gas prices during the year, we         management company, was our                 his investment career in 1982. A native
focused on companies whose customers       best-performing stock for the year. The     of Denver, Mr. Rasplicka is a magna cum
were less likely to be affected by these   company benefited from increased use of     laude graduate of the University of
trends. Examples of holdings that          generic drugs and home delivery of          Colorado at Boulder with a B.S. in
performed well for the Fund included       pharmaceutical products.                    business administration. He received an
NORDSTROM, ABERCROMBIE & FITCH and POLO                                                M.B.A. from the University of Chicago.
RALPH LAUREN.                                 A second area that detracted from the
                                           Fund's relative performance was the                      KARL F. FARMER, Chartered
   ADVANCE AUTO PARTS, another key         industrials sector. Within this sector,       [FARMER    Financial Analyst, and
contributor in the consumer                Fund holding AMERICAN STANDARD was one        PHOTO]     portfolio manager, is
discretionary sector, is particularly      of the most significant detractors. The                  portfolio manager of AIM
reflective of our investment discipline.   stock price of this company declined                     V.I. Dynamics Fund. He spent
This auto parts retailer is led by a       after the company reported weak sales of                 six years as a pension
talented management team that has been     its kitchen and bath plumbing fixtures      actuary, focusing on retirement plans
highly successful in orchestrating a       line. Other significant detractors in       and other benefit programs prior to
turnaround, leading to improvements in     the industrials sector included             joining AIM in 1998. He earned a B.S. in
profit margins and growth in revenues.     temporary employee staffing company         economics from Texas A&M University,
The company also continues to gain         MANPOWER and truckload carrier SWIFT        graduating magna cum laude. He
market share and is now the second         TRANSPORTATION. All three holdings were     subsequently earned his M.B.A. in
largest auto parts retailer in the U.S.    subsequently sold.                          finance from The Wharton School at the
Despite the recent run-up in market                                                    University of Pennsylvania.
prices, our long-term view of Advance      IN CLOSING
Auto Parts remains favorable, and we                                                   Assisted by the Mid-Cap Growth/GARP
believe the shares have potential for      We are pleased to have provided positive    (Growth-at-a Reasonable Price) Team
further increases as the company           returns for our investors for the
continues to remodel existing stores,      reporting period. We remain committed to
open new stores in attractive markets      our investment process of focusing on
and improve sales margins.                 the attractively priced stocks of
                                           mid-cap companies with growing earnings.
   Several telecommunication services      We believe our strategy has the
holdings also made significant             potential to provide investors with
contributions to performance during the    attractive returns over the long term
year, including communications tower       and thank your for your commitment to
operator AMERICAN TOWER. The stock price   AIM V.I. Dynamics Fund.
of this holding appreciated during the
year, as the company merged with former    THE VIEWS AND OPINIONS EXPRESSED IN
rival SpectraSite and benefited from       MANAGEMENT'S DISCUSSION OF FUND
strong demand from wireless                PERFORMANCE ARE THOSE OF A I M ADVISORS,
communication companies that lease space   INC. THESE VIEWS AND OPINIONS ARE
on its towers. We retained most of the     SUBJECT TO CHANGE AT ANY TIME BASED ON
shares in the "new" American Tower,        FACTORS SUCH AS MARKET AND ECONOMIC
which explains the large position held     CONDITIONS. THESE VIEWS AND OPINIONS MAY
by the Fund.                               NOT BE RELIED UPON AS INVESTMENT ADVICE
                                           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
   Despite achieving a positive return     PARTICULAR SECURITY. THE INFORMATION IS
in the health care sector, the Fund lost   NOT A COMPLETE ANALYSIS OF EVERY ASPECT
ground to its style-specific Russell       OF ANY MARKET, COUNTRY, INDUSTRY,
Midcap Growth Index largely due to         SECURITY OR THE FUND. STATEMENTS OF FACT
underperformance by several holdings.      ARE FROM SOURCES CONSIDERED RELIABLE,
One example is equipment manufacturer      BUT A I M ADVISORS, INC. MAKES NO
KINETIC CONCEPTS. Its stock price          REPRESENTATION OR WARRANTY AS TO THEIR
declined after a government agency         COMPLETENESS OR ACCURACY. ALTHOUGH                      [RIGHT ARROW GRAPHIC]
reduced the company's reimbursement for    HISTORICAL PERFORMANCE IS NO GUARANTEE
some of its products. We continued to      OF FUTURE RESULTS, THESE INSIGHTS MAY         FOR A DISCUSSION OF THE RISKS OF
own the stock as we believe the company    HELP YOU UNDERSTAND OUR INVESTMENT            INVESTING IN YOUR FUND, INDEXES USED IN
will eventually resolve this issue and     MANAGEMENT PHILOSOPHY.                        THIS REPORT AND YOUR FUND'S LONG-TERM
that its business fundamentals will                                                      PERFORMANCE, PLEASE TURN TO PAGES 4 AND
remain                                                                                   5.

AIM V.I. DYNAMICS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 8/22/97, index data from 8/31/97

====================================================================================
                                [MOUNTAIN CHART]

DATE          AIM V.I.             LIPPER MID-CAP          RUSSELL          S&P 500
             DYNAMICS FUND-          GROWTH FUND        MIDCAP GROWTH        INDEX
             SERIES I SHARES            INDEX               INDEX
8/22/97          $10000
   8/97            9930                $10000               $10000          $10000
   9/97           10610                 10716                10506           10547
  10/97           10240                 10116                 9980           10196
  11/97           10190                  9954                10085           10667
  12/97           10340                 10187                10217           10850
   1/98           10290                  9995                10033           10970
   2/98           11240                 10843                10977           11761
   3/98           11889                 11405                11437           12363
   4/98           12069                 11455                11592           12489
   5/98           11609                 10787                11115           12275
   6/98           12179                 11283                11430           12773
   7/98           11619                 10532                10940           12638
   8/98            8959                  8261                 8852           10812
   9/98            9749                  9123                 9522           11505
  10/98           10550                  9458                10223           12440
  11/98           10980                 10177                10912           13193
  12/98           12341                 11490                12043           13953
   1/99           13184                 12060                12404           14536
   2/99           12462                 11124                11797           14085
   3/99           13549                 11917                12454           14648
   4/99           14148                 12405                13022           15215
   5/99           14077                 12354                12854           14856
   6/99           14849                 13350                13751           15679
   7/99           14524                 13167                13314           15191
   8/99           14229                 13100                13175           15116
   9/99           14412                 13483                13063           14702
  10/99           15682                 14675                14073           15632
  11/99           16855                 16515                15530           15950
  12/99           19201                 19960                18220           16888
   1/00           18917                 19618                18216           16040
   2/00           23001                 24534                22046           15736
   3/00           21985                 22807                22068           17275
   4/00           20085                 19798                19926           16755
   5/00           18926                 18019                18473           16412
   6/00           21822                 20819                20434           16816
   7/00           21141                 19955                19140           16553
   8/00           24158                 22565                22026           17581
   9/00           24047                 21480                20949           16653
  10/00           22056                 19743                19516           16582
  11/00           17298                 15615                15275           15276
  12/00           18518                 16740                16079           15351
   1/01           19147                 16968                16998           15895
   2/01           15527                 14422                14057           14447
   3/01           13240                 12892                12046           13532
   4/01           15416                 14592                14053           14583
   5/01           15162                 14712                13987           14681
   6/01           14989                 14655                13995           14323
   7/01           13881                 13884                13051           14182
   8/01           12518                 12954                12105           13295
   9/01            9864                 11086                10104           12222
  10/01           10912                 11703                11167           12455
  11/01           12366                 12664                12369           13410
  12/01           12754                 13213                12839           13528
   1/02           12570                 12708                12422           13330
   2/02           11401                 12076                11718           13073
   3/02           12316                 12837                12612           13565
   4/02           11502                 12410                11944           12743
   5/02           11024                 11996                11588           12649
   6/02            9773                 10919                10309           11749
   7/02            8827                  9741                 9308           10833
   8/02            8633                  9625                 9275           10904
   9/02            7942                  9027                 8538            9720
  10/02            8765                  9482                 9200           10575
  11/02            9345                 10045                 9920           11197
  12/02            8684                  9451                 9320           10539
   1/03            8684                  9311                 9229           10264
   2/03            8542                  9167                 9149           10109
   3/03            8633                  9299                 9319           10207
   4/03            9233                  9951                 9953           11048
   5/03            9925                 10774                10911           11629
   6/03           10066                 10942                11067           11778
   7/03           10412                 11374                11462           11985
   8/03           10920                 11933                12094           12219
   9/03           10554                 11533                11859           12089
  10/03           11480                 12438                12815           12773
  11/03           11836                 12733                13158           12885
  12/03           11968                 12799                13301           13560
   1/04           12253                 13122                13741           13809
   2/04           12375                 13303                13971           14001
   3/04           12294                 13300                13944           13790
   4/04           12141                 12878                13551           13574
   5/04           12344                 13158                13870           13760
   6/04           12517                 13475                14091           14027
   7/04           11663                 12517                13158           13563
   8/04           11491                 12301                12996           13617
   9/04           11969                 12827                13481           13765
  10/04           12253                 13206                13938           13975
  11/04           13006                 13940                14658           14540
  12/04           13565                 14595                15360           15035
   1/05           13311                 14123                14949           14669
   2/05           13546                 14305                15328           14977
   3/05           13363                 14020                15104           14712
   4/05           12621                 13345                14506           14433
   5/05           13313                 14137                15337           14892
   6/05           13730                 14460                15622           14913
   7/05           14594                 15292                16534           15468
   8/05           14615                 15245                16433           15327
   9/05           14646                 15511                16645           15451
  10/05           14117                 15080                16155           15193
  11/05           14850                 15895                17032           15767
  12/05          $15022                $15992               $17219          $15773

====================================================================================

                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. DYNAMICS FUND

=======================================
AVERAGE ANNUAL TOTAL RETURNS               INCEPTION DATE OF SERIES I SHARES IS        PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                           AUGUST 22, 1997. SERIES I AND SERIES II     THE FUND DIRECTLY. PERFORMANCE FIGURES
As of 12/31/05                             SHARES INVEST IN THE SAME PORTFOLIO OF      GIVEN REPRESENT THE FUND AND ARE NOT
                                           SECURITIES AND WILL HAVE SUBSTANTIALLY      INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                            SIMILAR PERFORMANCE, EXCEPT TO THE          PRODUCT VALUES. THEY DO NOT REFLECT
Inception (8/22/97)               4.99%    EXTENT THAT EXPENSES BORNE BY EACH CLASS    SALES CHARGES, EXPENSES AND FEES
 5 Years                         -4.10     DIFFER.                                     ASSESSED IN CONNECTION WITH A VARIABLE
 1 Year                          10.72                                                 PRODUCT. SALES CHARGES, EXPENSES AND
                                              THE PERFORMANCE DATA QUOTED REPRESENT    FEES, WHICH ARE DETERMINED BY THE
SERIES II SHARES                           PAST PERFORMANCE AND CANNOT GUARANTEE       VARIABLE PRODUCT ISSUERS, WILL VARY AND
Inception                         4.73%    COMPARABLE FUTURE RESULTS; CURRENT          WILL LOWER THE TOTAL RETURN.
 5 Years                         -4.34     PERFORMANCE MAY BE LOWER OR HIGHER.
 1 Year                          10.44     PLEASE CONTACT YOUR VARIABLE PRODUCT           PER NASD REQUIREMENTS, THE MOST RECENT
                                           ISSUER OR FINANCIAL ADVISOR FOR THE MOST    MONTH-END PERFORMANCE DATA AT THE FUND
=======================================    RECENT MONTH-END VARIABLE PRODUCT           LEVEL, EXCLUDING VARIABLE PRODUCT
                                           PERFORMANCE. PERFORMANCE FIGURES REFLECT    CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                   FUND EXPENSES, REINVESTED DISTRIBUTIONS     INFORMATION LINE, 866-702-4402. AS
                                           AND CHANGES IN NET ASSET VALUE.             MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                  INVESTMENT RETURN AND PRINCIPAL VALUE       MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                   9.41%    WILL FLUCTUATE SO THAT YOU MAY HAVE A       PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                  9.29     GAIN OR LOSS WHEN YOU SELL SHARES.          VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                       ADVISOR.
=======================================       AIM V.I. DYNAMICS FUND, A SERIES
                                           PORTFOLIO OF AIM VARIABLE INSURANCE
RETURNS SINCE APRIL 30, 2004, THE          FUNDS, IS CURRENTLY OFFERED THROUGH
INCEPTION DATE OF SERIES II SHARES, ARE    INSURANCE COMPANIES ISSUING VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12B-1 FEES APPLICABLE TO
SERIES II SHARES. THE

PRINCIPAL RISKS OF INVESTING IN THE FUND   ABOUT INDEXES USED IN THIS REPORT           include reinvested dividends, and they
                                                                                       do not reflect sales charges.
At any given time, the Fund may be            The unmanaged Standard & Poor's          Performance of an index of funds
subject to sector risk, which means a      Composite Index of 500 Stocks (the S&P      reflects fund expenses; performance of a
certain sector may underperform other      500 --REGISTERED TRADEMARK-- INDEX) is      market index does not.
sectors or the market as a whole. The      an index of common stocks frequently
Fund is not limited with respect to the    used as a general measure of U.S. stock     OTHER INFORMATION
sectors in which it can invest.            market performance.
                                                                                          The returns shown in the Management's
   Investing in smaller companies             The unmanaged LIPPER MID-CAP GROWTH      Discussion of Fund Performance are based
involves greater risk than investing in    FUND INDEX represents an average of the     on net asset values calculated for
more established companies, such as        performance of the 30 largest               shareholder transactions. Generally
business risk, significant stock price     mid-capitalization growth funds tracked     accepted accounting principles require
fluctuations and illiquidity.              by Lipper, Inc., an independent mutual      adjustments to be made to the net assets
                                           fund performance monitor.                   of the Fund at period end for financial
   The Fund may invest up to 25% of its                                                reporting purposes, and as such, the net
assets in the securities of non-U.S.          The unmanaged RUSSELL                    asset value for shareholder transactions
issuers. Securities of Canadian issuers    MIDCAP--REGISTERED TRADEMARK-- GROWTH       and the returns based on those net asset
and American Depositary Receipts are not   INDEX is a subset of the RUSSELL            values may differ from the net asset
subject to this 25% limitation.            MIDCAP--REGISTERED TRADEMARK-- INDEX,       values and returns reported in the
International investing presents certain   which represents the performance of the     Financial Highlights. Additionally, the
risks not associated with investing        stocks of domestic mid-capitalization       returns and net asset values shown
solely in the United States. These         companies; the Growth subset measures       throughout this report are at the Fund
include risks relating to fluctuations     the performance of Russell Midcap           level only and do not include variable
in the value of the U.S. dollar relative   companies with higher price/book ratios     product issuer charges. If such charges
to the values of other currencies, the     and higher forecasted growth values.        were included, the total returns would
custody arrangements made for the Fund's                                               be lower.
foreign holdings, differences in              The Fund is not managed to track the
accounting, political risks and the        performance of any particular index,           Industry classifications used in this
lesser degree of public information        including the indexes defined here, and     report are generally according to the
required to be provided by non-U.S.        consequently, the performance of the        Global Industry Classification Standard,
companies.                                 Fund may deviate significantly from the     which was developed by and is the
                                           performance of the indexes.                 exclusive property and a service mark of
   Portfolio turnover is greater than                                                  Morgan Stanley Capital International
that of most funds, which may affect          A direct investment cannot be made in    Inc. and Standard & Poor's.
performance.                               an index. Unless otherwise indicated,
                                           index results

AIM V.I. DYNAMICS FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    ACTUAL EXPENSES                             year before expenses, which is not the
                                                                                       Fund's actual return. The Fund's actual
As a shareholder of the Fund, you incur    The table below provides information        cumulative total returns at net asset
ongoing costs, including management        about actual account values and actual      value after expenses for the six months
fees; distribution and/or service fees     expenses. You may use the information in    ended December 31, 2005, appear in the
(12b-1); and other Fund expenses. This     this table, together with the amount you    table "Cumulative Total Returns" on
example is intended to help you            invested, to estimate the expenses that     Page 5.
understand your ongoing costs (in          you paid over the period. Simply divide
dollars) of investing in the Fund and to   your account value by $1,000 (for              The hypothetical account values and
compare these costs with ongoing costs     example, an $8,600 account value divided    expenses may not be used to estimate the
of investing in other mutual funds. The    by $1,000 = 8.6), then multiply the         actual ending account balance or
example is based on an investment of       result by the number in the table under     expenses you paid for the period. You
$1,000 invested at the beginning of the    the heading entitled "Actual Expenses       may use this information to compare the
period and held for the entire period      Paid During Period" to estimate the         ongoing costs of investing in the Fund
July 1, 2005, through December 31, 2005.   expenses you paid on your account during    and other funds. To do so, compare this
                                           this period.                                5% hypothetical example with the 5%
   The actual and hypothetical expenses                                                hypothetical examples that appear in the
in the examples below do not represent     HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
the effect of any fees or other expenses   PURPOSES
assessed in connection with a variable                                                    Please note that the expenses shown in
product; if they did, the expenses shown   The table below also provides               the table are meant to highlight your
would be higher while the ending account   information about hypothetical account      ongoing costs. Therefore, the
values shown would be lower.               values and hypothetical expenses based      hypothetical information is useful in
                                           on the Fund's actual expense ratio and      comparing ongoing costs, and will not
                                           an assumed rate of return of 5% per         help you determine the relative total
                                                                                       costs of owning different funds.

====================================================================================================================================

                                                 ACTUAL                            HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING            EXPENSES           ENDING            EXPENSES         ANNUALIZED
  SHARE         ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING        EXPENSE
  CLASS            (7/1/05)         (12/31/05)(1)         PERIOD(2)         (12/31/05)          PERIOD(2)         RATIO
Series I          $1,000.00           $1,094.10            $6.18            $1,019.31            $5.96             1.17%
Series II          1,000.00            1,092.90             7.49             1,018.05             7.22             1.42

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. DYNAMICS FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable      o The quality of services to be provided    o Overall performance of AIM. The Board
Insurance Funds (the "Board") oversees     by AIM. The Board reviewed the              considered the overall performance of
the management of AIM V.I. Dynamics Fund   credentials and experience of the           AIM in providing investment advisory and
(the "Fund") and, as required by law,      officers and employees of AIM who will      portfolio administrative services to the
determines annually whether to approve     provide investment advisory services to     Fund and concluded that such performance
the continuance of the Fund's advisory     the Fund. In reviewing the                  was satisfactory.
agreement with A I M Advisors, Inc.        qualifications of AIM to provide
("AIM"). Based upon the recommendation     investment advisory services, the Board     o Fees relative to those of clients of
of the Investments Committee of the        reviewed the qualifications of AIM's        AIM with comparable investment
Board, which is comprised solely of        investment personnel and considered such    strategies. The Board reviewed the
independent trustees, at a meeting held    issues as AIM's portfolio and product       advisory fee rate for the Fund under the
on June 30, 2005, the Board, including     review process, various back office         Advisory Agreement. The Board noted that
all of the independent trustees,           support functions provided by AIM and       this rate (i) was higher than the
approved the continuance of the advisory   AIM's equity and fixed income trading       advisory fee rates for a mutual fund
agreement (the "Advisory Agreement")       operations. Based on the review of these    advised by AIM with investment
between the Fund and AIM for another       and other factors, the Board concluded      strategies comparable to those of the
year, effective July 1, 2005.              that the quality of services to be          Fund; and (ii) was higher than the
                                           provided by AIM was appropriate and that    sub-advisory fee rates for two
   The Board considered the factors        AIM currently is providing satisfactory     unaffiliated mutual funds for which an
discussed below in evaluating the          services in accordance with the terms of    AIM affiliate serves as sub-advisor,
fairness and reasonableness of the         the Advisory Agreement.                     although the total management fees paid
Advisory Agreement at the meeting on                                                   by such unaffiliated mutual funds were
June 30, 2005 and as part of the Board's   o The performance of the Fund relative      higher than the advisory fee rate for
ongoing oversight of the Fund. In their    to comparable funds. The Board reviewed     the Fund. The Board noted that AIM has
deliberations, the Board and the           the performance of the Fund during the      agreed to waive advisory fees of the
independent trustees did not identify      past one, three and five calendar years     Fund and to limit the Fund's total
any particular factor that was             against the performance of funds advised    operating expenses, as discussed below.
controlling, and each trustee attributed   by other advisors with investment           Based on this review, the Board
different weights to the various           strategies comparable to those of the       concluded that the advisory fee rate for
factors.                                   Fund. The Board noted that the Fund's       the Fund under the Advisory Agreement
                                           performance in such periods was below       was fair and reasonable.
   One of the responsibilities of the      the median performance of such
Senior Officer of the Fund, who is         comparable funds. The Board also noted      o Fees relative to those of comparable
independent of AIM and AIM's affiliates,   that AIM began serving as investment        funds with other advisors. The Board
is to manage the process by which the      advisor to the Fund in April 2004. The      reviewed the advisory fee rate for the
Fund's proposed management fees are        Board noted that AIM has recently made      Fund under the Advisory Agreement. The
negotiated to ensure that they are         changes to the Fund's portfolio             Board compared effective contractual
negotiated in a manner which is at arm's   management team, which appear to be         advisory fee rates at a common asset
length and reasonable. To that end, the    producing encouraging early results but     level and noted that the Fund's rate was
Senior Officer must either supervise a     need more time to be evaluated before a     above the median rate of the funds
competitive bidding process or prepare     conclusion can be made that the changes     advised by other advisors with
an independent written evaluation. The     have addressed the Fund's                   investment strategies comparable to
Senior Officer has recommended an          under-performance. Based on this review,    those of the Fund that the Board
independent written evaluation in lieu     the Board concluded that no changes         reviewed. The Board noted that AIM has
of a competitive bidding process and,      should be made to the Fund and that it      agreed to waive advisory fees of the
upon the direction of the Board, has       was not necessary to change the Fund's      Fund and to limit the Fund's total
prepared such an independent written       portfolio management team at this time.     operating expenses, as discussed below.
evaluation. Such written evaluation also                                               Based on this review, the Board
considered certain of the factors          o The performance of the Fund relative      concluded that the advisory fee rate for
discussed below. In addition, as           to indices. The Board reviewed the          the Fund under the Advisory Agreement
discussed below, the Senior Officer made   performance of the Fund during the past     was fair and reasonable.
certain recommendations to the Board in    one, three and five calendar years
connection with such written evaluation.   against the performance of the Lipper       o Expense limitations and fee waivers.
                                           Mid-Cap Growth Index. The Board noted       The Board noted that AIM has
   The discussion below serves as a        that the Fund's performance was             contractually agreed to waive advisory
summary of the Senior Officer's            comparable to the performance of such       fees of the Fund through June 30, 2006
independent written evaluation and         Index for the one year period and below     to the extent necessary so that the
recommendations to the Board in            such Index for the three and five year      advisory fees payable by the Fund do not
connection therewith, as well as a         periods. The Board also noted that AIM      exceed a specified maximum advisory fee
discussion of the material factors and     began serving as investment advisor to      rate, which maximum rate includes
the conclusions with respect thereto       the Fund in April 2004. The Board noted     breakpoints and is based on net asset
that formed the basis for the Board's      that AIM has recently made changes to       levels. The Board considered the
approval of the Advisory Agreement.        the Fund's portfolio management team,       contractual nature of this fee waiver
After consideration of all of the          which appear to be producing encouraging    and noted that it remains in effect
factors below and based on its informed    early results but need more time to be      until June 30, 2006. The Board noted
business judgment, the Board determined    evaluated before a conclusion can be        that AIM has contractually agreed to
that the Advisory Agreement is in the      made that the changes have addressed the    waive fees and/or limit expenses of the
best interests of the Fund and its         Fund's under-performance. Based on this     Fund through April 30, 2006 in an amount
shareholders and that the compensation     review, the Board concluded that no         necessary to limit total annual
to AIM under the Advisory Agreement is     changes should be made to the Fund and      operating expenses to a specified
fair and reasonable and would have been    that it was not necessary to change the     percentage of average daily net assets
obtained through arm's length              Fund's portfolio management team at this    for each class of the Fund. The Board
negotiations.                              time.                                       considered the contractual nature of
                                                                                       this fee waiver/expense limitation and
o The nature and extent of the advisory    o Meeting with the Fund's portfolio         noted that it remains in effect until
services to be provided by AIM. The        managers and investment personnel. With     April 30, 2006. The Board considered the
Board reviewed the services to be          respect to the Fund, the Board is           effect these fee waivers/expense
provided by AIM under the Advisory         meeting periodically with such Fund's       limitations would have on the Fund's
Agreement. Based on such review, the       portfolio managers and/or other             estimated expenses and concluded that
Board concluded that the range of          investment personnel and believes that      the levels of fee waivers/expense
services to be provided by AIM under the   such individuals are competent and able     limitations for the Fund were fair and
Advisory Agreement was appropriate and     to continue to carry out their              reasonable.
that AIM currently is providing services   responsibilities under the Advisory
in accordance with the terms of the        Agreement.
Advisory Agreement.
                                                                                                                     (continued)

                                       7

AIM V.I. DYNAMICS FUND

o Breakpoints and economies of scale.      o Independent written evaluation and        o Historical relationship between the
The Board reviewed the structure of the    recommendations of the Fund's Senior        Fund and AIM. In determining whether to
Fund's advisory fee under the Advisory     Officer. The Board noted that, upon         continue the Advisory Agreement for the
Agreement, noting that it does not         their direction, the Senior Officer of      Fund, the Board also considered the
include any breakpoints. The Board         the Fund, who is independent of AIM and     prior relationship between AIM and the
considered whether it would be             AIM's affiliates, had prepared an           Fund, as well as the Board's knowledge
appropriate to add advisory fee            independent written evaluation in order     of AIM's operations, and concluded that
breakpoints for the Fund or whether, due   to assist the Board in determining the      it was beneficial to maintain the
to the nature of the Fund and the          reasonableness of the proposed              current relationship, in part, because
advisory fee structures of comparable      management fees of the AIM Funds,           of such knowledge. The Board also
funds, it was reasonable to structure      including the Fund. The Board noted that    reviewed the general nature of the
the advisory fee without breakpoints.      the Senior Officer's written evaluation     non-investment advisory services
Based on this review, the Board            had been relied upon by the Board in        currently performed by AIM and its
concluded that it was not necessary to     this regard in lieu of a competitive        affiliates, such as administrative,
add advisory fee breakpoints to the        bidding process. In determining whether     transfer agency and distribution
Fund's advisory fee schedule. The Board    to continue the Advisory Agreement          services, and the fees received by AIM
reviewed the level of the Fund's           for the Fund, the Board considered the      and its affiliates for performing such
advisory fees, and noted that such fees,   Senior Officer's written evaluation and     services. In addition to reviewing such
as a percentage of the Fund's net          the recommendation made by the Senior       services, the trustees also considered
assets, would remain constant under the    Officer to the Board that the Board         the organizational structure employed by
Advisory Agreement because the Advisory    consider implementing a process to          AIM and its affiliates to provide those
Agreement does not include any             assist them in more closely monitoring      services. Based on the review of these
breakpoints. The Board noted that AIM      the performance of the AIM Funds. The       and other factors, the Board concluded
has contractually agreed to waive          Board concluded that it would be            that AIM and its affiliates were
advisory fees of the Fund through June     advisable to implement such a process as    qualified to continue to provide
30, 2006 to the extent necessary so that   soon as reasonably practicable.             non-investment advisory services to the
the advisory fees payable by the Fund do                                               Fund, including administrative, transfer
not exceed a specified maximum advisory    o Profitability of AIM and its              agency and distribution services, and
fee rate, which maximum rate includes      affiliates. The Board reviewed              that AIM and its affiliates currently
breakpoints and is based on net asset      information concerning the profitability    are providing satisfactory
levels. The Board concluded that the       of AIM's (and its affiliates')              non-investment advisory services.
Fund's fee levels under the Advisory       investment advisory and other activities
Agreement therefore would not reflect      and its financial condition. The Board      o Other factors and current trends. In
economies of scale, although the           considered the overall profitability of     determining whether to continue the
advisory fee waiver reflects economies     AIM, as well as the profitability of AIM    Advisory Agreement for the Fund, the
of scale.                                  in connection with managing the Fund.       Board considered the fact that AIM,
                                           The Board noted that AIM's operations       along with others in the mutual fund
o Investments in affiliated money market   remain profitable, although increased       industry, is subject to regulatory
funds. The Board also took into account    expenses in recent years have reduced       inquiries and litigation related to a
the fact that uninvested cash and cash     AIM's profitability. Based on the review    wide range of issues. The Board also
collateral from securities lending         of the profitability of AIM's and its       considered the governance and compliance
arrangements (collectively, "cash          affiliates' investment advisory and         reforms being undertaken by AIM and its
balances") of the Fund may be invested     other activities and its financial          affiliates, including maintaining an
in money market funds advised by AIM       condition, the Board concluded that the     internal controls committee and
pursuant to the terms of an SEC            compensation to be paid by the Fund to      retaining an independent compliance
exemptive order. The Board found that      AIM under its Advisory Agreement was not    consultant, and the fact that AIM has
the Fund may realize certain benefits      excessive.                                  undertaken to cause the Fund to operate
upon investing cash balances in AIM                                                    in accordance with certain governance
advised money market funds, including a    o Benefits of soft dollars to AIM. The      policies and practices. The Board
higher net return, increased liquidity,    Board considered the benefits realized      concluded that these actions indicated a
increased diversification or decreased     by AIM as a result of brokerage             good faith effort on the part of AIM to
transaction costs. The Board also found    transactions executed through "soft         adhere to the highest ethical standards,
that the Fund will not receive reduced     dollar" arrangements. Under these           and determined that the current
services if it invests its cash balances   arrangements, brokerage commissions paid    regulatory and litigation environment to
in such money market funds. The Board      by the Fund and/or other funds advised      which AIM is subject should not prevent
noted that, to the extent the Fund         by AIM are used to pay for research and     the Board from continuing the Advisory
invests in affiliated money market         execution services. This research is        Agreement for the Fund.
funds, AIM has voluntarily agreed to       used by AIM in making investment
waive a portion of the advisory fees it    decisions for the Fund. The Board
receives from the Fund attributable to     concluded that such arrangements were
such investment. The Board further         appropriate.
determined that the proposed securities
lending program and related procedures     o AIM's financial soundness in light of
with respect to the lending Fund is in     the Fund's needs. The Board considered
the best interests of the lending Fund     whether AIM is financially sound and has
and its respective shareholders. The       the resources necessary to perform its
Board therefore concluded that the         obligations under the Advisory
investment of cash collateral received     Agreement, and concluded that AIM has
in connection with the securities          the financial resources necessary to
lending program in the money market        fulfill its obligations under the
funds according to the procedures is in    Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     COMMON STOCKS & OTHER EQUITY
      INTERESTS-98.10%
     ADVERTISING-2.88%
     Clear Channel Outdoor Holdings, Inc.-Class A/(a)/ 58,742 $   1,177,777
     ----------------------------------------------------------------------
     Omnicom Group Inc.                                14,071     1,197,864
     ----------------------------------------------------------------------
     R.H. Donnelley Corp./(a)/                         13,613       838,833
     ----------------------------------------------------------------------
                                                                  3,214,474
     ----------------------------------------------------------------------
     AEROSPACE & DEFENSE-0.48%
     Aviall, Inc./(a)/                                 18,548       534,182
     ----------------------------------------------------------------------
     AGRICULTURAL PRODUCTS-1.04%
     Archer-Daniels-Midland Co.                        47,316     1,166,813
     ----------------------------------------------------------------------
     AIR FREIGHT & LOGISTICS-1.27%
     Robinson (C.H.) Worldwide, Inc.                   38,194     1,414,324
     ----------------------------------------------------------------------
     APPAREL RETAIL-2.37%
     Abercrombie & Fitch Co.-Class A                   21,120     1,376,602
     ----------------------------------------------------------------------
     Ross Stores, Inc.                                 43,882     1,268,190
     ----------------------------------------------------------------------
                                                                  2,644,792
     ----------------------------------------------------------------------
     APPAREL, ACCESSORIES & LUXURY
      GOODS-2.55%
     Coach, Inc./(a)/                                  32,972     1,099,287
     ----------------------------------------------------------------------
     Polo Ralph Lauren Corp.                           31,222     1,752,803
     ----------------------------------------------------------------------
                                                                  2,852,090
     ----------------------------------------------------------------------
     APPLICATION SOFTWARE-4.85%
     Amdocs Ltd./(a)/                                  42,178     1,159,895
     ----------------------------------------------------------------------
     Business Objects S.A.-ADR (France)/(a)/           15,886       641,953
     ----------------------------------------------------------------------
     Cadence Design Systems, Inc./(a)/                 31,035       525,112
     ----------------------------------------------------------------------
     Citrix Systems, Inc./(a)/                         45,740     1,316,397
     ----------------------------------------------------------------------
     Hyperion Solutions Corp./(a)/                     16,168       579,138
     ----------------------------------------------------------------------
     Synopsys, Inc./(a)/                               59,440     1,192,366
     ----------------------------------------------------------------------
                                                                  5,414,861
     ----------------------------------------------------------------------
     ASSET MANAGEMENT & CUSTODY
      BANKS-1.22%
     Legg Mason, Inc.                                  11,382     1,362,312
     ----------------------------------------------------------------------
     AUTOMOTIVE RETAIL-0.99%
     Advance Auto Parts, Inc./(a)/                     25,486     1,107,622
     ----------------------------------------------------------------------
     BIOTECHNOLOGY-0.26%
     Cephalon, Inc./(a)/                                4,500       291,330
     ----------------------------------------------------------------------
     BROADCASTING & CABLE TV-1.01%
     Univision Communications Inc.-Class A/(a)/        38,344     1,126,930
     ----------------------------------------------------------------------
     CASINOS & GAMING-2.04%
     Scientific Games Corp.-Class A/(a)/               41,416     1,129,829
     ----------------------------------------------------------------------
     Station Casinos, Inc.                             16,892     1,145,278
     ----------------------------------------------------------------------
                                                                  2,275,107
     ----------------------------------------------------------------------

                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    COAL & CONSUMABLE FUELS-0.51%
    Aventine Renewable Energy Holdings, Inc. (Acquired
     12/12/05; Cost $568,100)/(a)(b)(c)/               43,700 $     568,100
    -----------------------------------------------------------------------
    COMMUNICATIONS EQUIPMENT-1.10%
    Comverse Technology, Inc./(a)/                     46,024     1,223,778
    -----------------------------------------------------------------------
    COMPUTER HARDWARE-0.90%
    Palm, Inc./(a)(d)/                                 31,784     1,010,731
    -----------------------------------------------------------------------
    COMPUTER STORAGE & PERIPHERALS-2.03%
    Emulex Corp./(a)/                                  28,192       557,920
    -----------------------------------------------------------------------
    Network Appliance, Inc./(a)/                       19,672       531,144
    -----------------------------------------------------------------------
    QLogic Corp./(a)/                                  36,320     1,180,763
    -----------------------------------------------------------------------
                                                                  2,269,827
    -----------------------------------------------------------------------
    CONSTRUCTION & ENGINEERING-1.07%
    Chicago Bridge & Iron Co. N.V.-New York Shares     47,646     1,201,156
    -----------------------------------------------------------------------
    CONSTRUCTION & FARM MACHINERY &
     HEAVY TRUCKS-0.65%
    Joy Global Inc.                                    18,183       727,320
    -----------------------------------------------------------------------
    CONSUMER ELECTRONICS-0.97%
    Harman International Industries, Inc.              11,021     1,078,405
    -----------------------------------------------------------------------
    CONSUMER FINANCE-1.02%
    AmeriCredit Corp./(a)/                             44,581     1,142,611
    -----------------------------------------------------------------------
    DATA PROCESSING & OUTSOURCED
     SERVICES-0.99%
    Alliance Data Systems Corp./(a)/                   30,968     1,102,461
    -----------------------------------------------------------------------
    DEPARTMENT STORES-1.09%
    Nordstrom, Inc.                                    32,538     1,216,921
    -----------------------------------------------------------------------
    DIVERSIFIED BANKS-0.98%
    Centennial Bank Holdings, Inc./(a)(b)/             88,700     1,097,219
    -----------------------------------------------------------------------
    DIVERSIFIED COMMERCIAL & PROFESSIONAL
     SERVICES-3.37%
    ChoicePoint Inc./(a)/                              31,200     1,388,712
    -----------------------------------------------------------------------
    Cintas Corp.                                       12,880       530,398
    -----------------------------------------------------------------------
    Corrections Corp. of America/(a)/                  32,255     1,450,507
    -----------------------------------------------------------------------
    Global Cash Access, Inc./(a)/                       9,361       136,577
    -----------------------------------------------------------------------
    IHS Inc.-Class A/(a)/                              12,544       257,403
    -----------------------------------------------------------------------
                                                                  3,763,597
    -----------------------------------------------------------------------
    DIVERSIFIED METALS & MINING-1.12%
    Phelps Dodge Corp.                                  8,672     1,247,641
    -----------------------------------------------------------------------
    DRUG RETAIL-1.18%
    Shoppers Drug Mart Corp. (Canada)                  34,991     1,321,869
    -----------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     ELECTRICAL COMPONENTS &
      EQUIPMENT-1.23%
     Cooper Industries, Ltd.-Class A                   17,294 $   1,262,462
     ----------------------------------------------------------------------
     Suntech Power Holdings Co., Ltd.-ADR (China)/(a)/  4,130       112,543
     ----------------------------------------------------------------------
                                                                  1,375,005
     ----------------------------------------------------------------------
     ELECTRONIC EQUIPMENT
      MANUFACTURERS-1.04%
     Amphenol Corp.-Class A                            26,347     1,166,118
     ----------------------------------------------------------------------
     HEALTH CARE DISTRIBUTORS-1.06%
     Schein (Henry), Inc./(a)/                         27,044     1,180,200
     ----------------------------------------------------------------------
     HEALTH CARE EQUIPMENT-4.05%
     INAMED Corp./(a)/                                  3,714       325,644
     ----------------------------------------------------------------------
     Kinetic Concepts, Inc./(a)/                       15,586       619,699
     ----------------------------------------------------------------------
     PerkinElmer, Inc.                                 56,783     1,337,807
     ----------------------------------------------------------------------
     Thermo Electron Corp./(a)/                        18,363       553,277
     ----------------------------------------------------------------------
     Varian Medical Systems, Inc./(a)/                 22,000     1,107,480
     ----------------------------------------------------------------------
     Zimmer Holdings, Inc./(a)/                         8,542       576,072
     ----------------------------------------------------------------------
                                                                  4,519,979
     ----------------------------------------------------------------------
     HEALTH CARE FACILITIES-1.52%
     Community Health Systems, Inc./(a)/               14,698       563,521
     ----------------------------------------------------------------------
     LifePoint Hospitals, Inc./(a)/                    30,178     1,131,675
     ----------------------------------------------------------------------
                                                                  1,695,196
     ----------------------------------------------------------------------
     HEALTH CARE SERVICES-3.78%
     DaVita, Inc./(a)/                                 24,300     1,230,552
     ----------------------------------------------------------------------
     Express Scripts, Inc./(a)/                         7,147       598,919
     ----------------------------------------------------------------------
     Omnicare, Inc.                                    20,707     1,184,855
     ----------------------------------------------------------------------
     Pharmaceutical Product Development, Inc.           9,386       581,463
     ----------------------------------------------------------------------
     Psychiatric Solutions, Inc./(a)/                  10,600       622,644
     ----------------------------------------------------------------------
                                                                  4,218,433
     ----------------------------------------------------------------------
     HEALTH CARE SUPPLIES-0.50%
     Cooper Cos., Inc. (The)                           10,990       563,787
     ----------------------------------------------------------------------
     HOTELS, RESORTS & CRUISE LINES-2.33%
     Hilton Hotels Corp.                               53,628     1,292,971
     ----------------------------------------------------------------------
     Starwood Hotels & Resorts Worldwide, Inc./(e)/    20,570     1,313,600
     ----------------------------------------------------------------------
                                                                  2,606,571
     ----------------------------------------------------------------------
     HOUSEHOLD APPLIANCES-0.59%
     Whirlpool Corp.                                    7,854       657,851
     ----------------------------------------------------------------------
     HOUSEWARES & SPECIALTIES-0.84%
     Jarden Corp./(a)/                                 30,973       933,836
     ----------------------------------------------------------------------
     INDUSTRIAL MACHINERY-1.04%
     ITT Industries, Inc.                              11,255     1,157,239
     ----------------------------------------------------------------------
     INSURANCE BROKERS-1.26%
     National Financial Partners Corp.                 10,804       567,750
     ----------------------------------------------------------------------
     Willis Group Holdings Ltd. (United Kingdom)       22,807       842,491
     ----------------------------------------------------------------------
                                                                  1,410,241
     ----------------------------------------------------------------------

                                                            SHARES      VALUE
---------------------------------------------------------------------------------
INTEGRATED OIL & GAS-1.02%
Murphy Oil Corp.                                             21,192 $   1,144,156
---------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION
 SERVICES-0.87%
Qwest Communications International Inc./(a)/                172,066       972,173
---------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES-1.89%
VeriSign, Inc./(a)/                                          48,446     1,061,936
---------------------------------------------------------------------------------
Websense, Inc./(a)/                                          16,042     1,052,997
---------------------------------------------------------------------------------
                                                                        2,114,933
---------------------------------------------------------------------------------
IT CONSULTING & OTHER SERVICES-1.12%
Cognizant Technology Solutions Corp.-Class A/(a)/            24,745     1,245,911
---------------------------------------------------------------------------------
MANAGED HEALTH CARE-3.81%
Aveta, Inc. (Acquired 12/21/05; Cost $1,012,500)/(a)(b)(c)/  75,000     1,012,500
---------------------------------------------------------------------------------
CIGNA Corp.                                                  10,000     1,117,000
---------------------------------------------------------------------------------
Coventry Health Care, Inc./(a)/                              20,560     1,171,098
---------------------------------------------------------------------------------
Humana Inc./(a)/                                             17,500       950,775
---------------------------------------------------------------------------------
                                                                        4,251,373
---------------------------------------------------------------------------------
OIL & GAS DRILLING-3.07%
Nabors Industries Ltd./(a)/                                  14,924     1,130,493
---------------------------------------------------------------------------------
Noble Corp.                                                  17,312     1,221,188
---------------------------------------------------------------------------------
Todco-Class A                                                28,200     1,073,292
---------------------------------------------------------------------------------
                                                                        3,424,973
---------------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-3.82%
Grant Prideco, Inc./(a)/                                     35,818     1,580,290
---------------------------------------------------------------------------------
National-Oilwell Varco Inc./(a)/                             23,282     1,459,781
---------------------------------------------------------------------------------
Weatherford International Ltd./(a)/                          34,000     1,230,800
---------------------------------------------------------------------------------
                                                                        4,270,871
---------------------------------------------------------------------------------
OIL & GAS EXPLORATION &
 PRODUCTION-2.38%
CNX Gas Corp. (Acquired 08/01/05; Cost $297,600)/(a)(c)/     18,600       385,950
---------------------------------------------------------------------------------
Rosetta Resources, Inc. (Acquired 06/28/05;
 Cost $1,091,200)/(a)(c)/                                    68,200     1,227,600
---------------------------------------------------------------------------------
Southwestern Energy Co./(a)/                                 28,923     1,039,493
---------------------------------------------------------------------------------
                                                                        2,653,043
---------------------------------------------------------------------------------
OIL & GAS REFINING & MARKETING-0.56%
Tesoro Corp.                                                 10,200       627,810
---------------------------------------------------------------------------------
OIL & GAS STORAGE &
 TRANSPORTATION-1.28%
Williams Cos., Inc. (The)                                    61,488     1,424,677
---------------------------------------------------------------------------------
PHARMACEUTICALS-0.89%
MGI Pharma, Inc./(a)/                                        23,879       409,764
---------------------------------------------------------------------------------
Shire PLC-ADR (United Kingdom)                               15,009       582,199
---------------------------------------------------------------------------------
                                                                          991,963
---------------------------------------------------------------------------------
REAL ESTATE-1.00%
Friedman, Billings, Ramsey Group, Inc.-Class A/(d)/          53,717       531,798
---------------------------------------------------------------------------------
People's Choice Financial Corp. (Acquired 12/21/04;
 Cost $1,069,000)/(c)/                                      106,900       587,950
---------------------------------------------------------------------------------
                                                                        1,119,748
---------------------------------------------------------------------------------

                            AIM V.I. DYNAMICS FUND

                                                        SHARES     VALUE
   -------------------------------------------------------------------------
   REAL ESTATE MANAGEMENT &
    DEVELOPMENT-1.48%
   CB Richard Ellis Group, Inc.-Class A/(a)/            28,093 $   1,653,273
   -------------------------------------------------------------------------
   REGIONAL BANKS-0.64%
   Signature Bank /(a)/                                 25,541       716,936
   -------------------------------------------------------------------------
   SEMICONDUCTOR EQUIPMENT-0.58%
   ASML Holding N.V.-New York Shares (Netherlands)/(a)/ 32,135       645,271
   -------------------------------------------------------------------------
   SEMICONDUCTORS-7.01%
   Analog Devices, Inc.                                 29,892     1,072,226
   -------------------------------------------------------------------------
   ATI Technologies Inc. (Canada)/(a)/                  39,996       679,532
   -------------------------------------------------------------------------
   Cree, Inc./(a)/                                      21,146       533,725
   -------------------------------------------------------------------------
   Integrated Device Technology, Inc./(a)/              87,645     1,155,161
   -------------------------------------------------------------------------
   Marvell Technology Group Ltd. (Singapore)/(a)/       14,223       797,768
   -------------------------------------------------------------------------
   Microchip Technology Inc.                            44,394     1,427,267
   -------------------------------------------------------------------------
   National Semiconductor Corp.                         57,900     1,504,242
   -------------------------------------------------------------------------
   Spansion Inc.-Class A/(a)/                           47,400       659,808
   -------------------------------------------------------------------------
                                                                   7,829,729
   -------------------------------------------------------------------------
   SOFT DRINKS-0.50%
   Hansen Natural Corp./(a)/                             7,066       556,871
   -------------------------------------------------------------------------
   SPECIALIZED FINANCE-1.34%
   Chicago Mercantile Exchange Holdings Inc.             4,059     1,491,642
   -------------------------------------------------------------------------
   SPECIALTY STORES-2.15%
   Office Depot, Inc./(a)/                              38,341     1,203,907
   -------------------------------------------------------------------------
   Staples, Inc.                                        52,533     1,193,024
   -------------------------------------------------------------------------
                                                                   2,396,931
   -------------------------------------------------------------------------

                                                          SHARES     VALUE
 -----------------------------------------------------------------------------
 SYSTEMS SOFTWARE-0.94%
 Red Hat, Inc./(a)/                                        38,529 $  1,049,530
 -----------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION
  SERVICES-4.57%
 American Tower Corp.-Class A/(a)/                        101,591    2,753,116
 -----------------------------------------------------------------------------
 Leap Wireless International, Inc./(a)/                    29,884    1,132,006
 -----------------------------------------------------------------------------
 NII Holdings Inc./(a)/                                    28,016    1,223,739
 -----------------------------------------------------------------------------
                                                                     5,108,861
 -----------------------------------------------------------------------------
     Total Common Stocks & Other Equity Interests
      (Cost $93,030,680)                                           109,551,604
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-0.86%
 Premier Portfolio-Institutional Class
  (Cost $958,574)/(f)/                                    958,574      958,574
 -----------------------------------------------------------------------------
     Total Investments-98.96% (excluding investments
      purchased with cash collateral from securities
      loaned) (Cost $93,989,254)                                   110,510,178
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-0.28%
 Premier Portfolio-Institutional Class/(f)(g)/            307,262      307,262
 -----------------------------------------------------------------------------
 Total Money Market Funds (purchased with cash collateral
  from securities loaned) (Cost $307,262)                              307,262
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.24% (Cost $94,296,516)                       110,817,440
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-0.76%                                   850,332
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                               $111,667,772
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2005 was $2,677,819, which represented 2.40% of the Fund's Net Assets. See Note 1A.
/(c)/Security not registered under the Securities Act of 1933, as amended
    (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $3,782,100, which represented 3.39% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
/(d)/All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
/(e)/Each unit represents one common share and one Class B share.
/(f)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(g)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $93,030,680)*                             $109,551,604
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,265,836)           1,265,836
-----------------------------------------------------------------------------------
    Total investments (cost $94,296,516)                               110,817,440
-----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       1,449,365
-----------------------------------------------------------------------------------
  Fund shares sold                                                          10,962
-----------------------------------------------------------------------------------
  Dividends                                                                149,586
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           12,362
-----------------------------------------------------------------------------------
    Total assets                                                       112,439,715
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                    197,061
-----------------------------------------------------------------------------------
  Fund shares reacquired                                                   128,282
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        17,130
-----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                              307,262
-----------------------------------------------------------------------------------
Accrued administrative services fees                                        72,484
-----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             15
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              109
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  3,468
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  46,132
-----------------------------------------------------------------------------------
    Total liabilities                                                      771,943
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $111,667,772
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $187,796,775
-----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (12,078)
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                    (92,637,874)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             16,520,949
-----------------------------------------------------------------------------------
                                                                      $111,667,772
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $111,655,452
-----------------------------------------------------------------------------------
Series II                                                             $     12,320
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                 7,558,556
-----------------------------------------------------------------------------------
Series II                                                                    837.5
-----------------------------------------------------------------------------------
Series I:
    Net asset value per share                                         $      14.77
-----------------------------------------------------------------------------------
Series II:
    Net asset value per share                                         $      14.71
-----------------------------------------------------------------------------------

* At December 31, 2005, securities with an aggregate value of $291,653 were on loan to brokers.
STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,074)                        $   876,206
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $3,868, after compensation to counterparties of
 $7,827)                                                                        113,692
----------------------------------------------------------------------------------------
    Total investment income                                                     989,898
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                   859,238
----------------------------------------------------------------------------------------
Administrative services fees                                                    335,943
----------------------------------------------------------------------------------------
Custodian fees                                                                   28,832
----------------------------------------------------------------------------------------
Distribution fees-Series II                                                          29
----------------------------------------------------------------------------------------
Transfer agent fees                                                              17,062
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        18,380
----------------------------------------------------------------------------------------
Other                                                                            75,710
----------------------------------------------------------------------------------------
    Total expenses                                                            1,335,194
----------------------------------------------------------------------------------------
Less:  Fees waived and expense offset arrangement                                (8,354)
----------------------------------------------------------------------------------------
    Net expenses                                                              1,326,840
----------------------------------------------------------------------------------------
Net investment income (loss)                                                   (336,942)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to affiliates
   of $149,366)                                                              13,558,862
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (16,901)
----------------------------------------------------------------------------------------
                                                                             13,541,961
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (2,315,652)
----------------------------------------------------------------------------------------
  Foreign currencies                                                                 21
----------------------------------------------------------------------------------------
                                                                             (2,315,631)
----------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                   11,226,330
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $10,889,388
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                                   2005
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                 $   (336,942)
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            13,541,961
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies           (2,315,631)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         10,889,388
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                      (22,841,394)
-----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                              --
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     (22,841,394)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                       (11,952,006)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                             123,619,778
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(12,078) and $(10,751), respectively)  $111,667,772
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                   2004
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                 $   (858,459)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                            28,100,633
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies          (12,380,350)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         14,861,824
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                      (60,521,334)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                          10,000
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                     (60,511,334)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                       (45,649,510)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                             169,269,288
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(12,078) and $(10,751), respectively)  $123,619,778
----------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. DYNAMICS FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dynamics Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
      Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                            AIM V.I. DYNAMICS FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. PUT OPTIONS -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
                            AIM V.I. DYNAMICS FUND
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.745%
                           -------------------------
                           Next $250 million   0.73%
                           -------------------------
                           Next $500 million  0.715%
                           -------------------------
                           Next $1.5 billion   0.70%
                           -------------------------
                           Next $2.5 billion  0.685%
                           -------------------------
                           Next $2.5 billion   0.67%
                           -------------------------
                           Next $2.5 billion  0.655%
                           -------------------------
                           Over $10 billion    0.64%
                           -------------------------

  AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $7,530.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $285,943 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $17,062.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $29.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
                            AIM V.I. DYNAMICS FUND
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION   VALUE   DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION) 12/31/05  INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $3,341,046 $60,325,028 $(62,707,500)      $ --      $958,574 $109,824    $ --
-----------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05  INCOME*  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $  561,100 $ 2,379,546 $ (2,633,384)      $ --      $  307,262 $  3,868    $ --
-------------------------------------------------------------------------------------------------------------------------
Total                                 $3,902,146 $62,704,574 $(65,340,884)      $ --      $1,265,836 $113,692    $ --
-------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $2,530,635 and sales of $2,890,509, which resulted in net realized gains of $149,366.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $824.
NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,325 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                            AIM V.I. DYNAMICS FUND
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 8--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2005, securities with an aggregate value of $291,653 were on loan to brokers. The loans were secured by cash collateral of $307,262 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $3,868 for securities lending transactions, which are net of compensation to counterparties.
NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               --------------------------------------------------
               Unrealized appreciation--investments $ 16,229,097
               --------------------------------------------------
               Temporary book/tax differences            (12,078)
               --------------------------------------------------
               Capital loss carryforward             (92,346,022)
               --------------------------------------------------
               Shares of beneficial interest         187,796,775
               --------------------------------------------------
               Total net assets                     $111,667,772
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales and straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $25.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $12,873,997 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2009                $21,720,093
                 ---------------------------------------------
                 December 31, 2010                 70,625,929
                 ---------------------------------------------
                 Total capital loss carryforward  $92,346,022
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
                            AIM V.I. DYNAMICS FUND
NOTE 10--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $122,021,003 and $143,588,735, respectively.
  At the request of the Trustees, AIM recovered third party research credits, during the year ended December 31, 2005, in the amount of $2,905. These research credits were recorded as realized gains.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $18,562,655
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (2,333,583)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $16,229,072
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $94,588,368.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions and distributions from Real Estate Investment Trust, on December 31, 2005, undistributed net investment income (loss) was increased by $335,615, undistributed net realized gain (loss) was increased by $20,615 and shares of beneficial interest decreased by $356,230. This reclassification had no effect on the net assets of the Fund.
NOTE 12--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
     ---------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                       --------------------------------------------------
                               2005/(A)/                   2004
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
     ---------------------------------------------------------------------
     Sold:
       Series I         1,388,856  $ 19,000,517   3,083,564  $ 37,510,555
     ---------------------------------------------------------------------
       Series II/(b)/          --            --         838        10,000
     ---------------------------------------------------------------------
     Reacquired:
       Series I        (3,095,326)  (41,841,911) (8,198,618)  (98,031,889)
     ---------------------------------------------------------------------
                       (1,706,470) $(22,841,394) (5,114,216) $(60,511,334)
     ---------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                            AIM V.I. DYNAMICS FUND
NOTE 13--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                SERIES I
                                                                   ----------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------
                                                                        2005          2004       2003         2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  13.34        $  11.77   $   8.54   $  12.54
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.04)          (0.09)     (0.07)     (0.00)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.47            1.66       3.30      (4.00)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.43            1.57       3.23      (4.00)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.77        $  13.34   $  11.77   $   8.54
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     10.72%          13.34%     37.82%    (31.90)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $111,655        $123,609   $169,269   $116,135
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.16%/(c)/      1.14%      1.14%      1.12%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.17%/(c)/      1.14%      1.15%      1.12%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.29)%/(c)/    (0.62)%    (0.70)%    (0.75)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 110%             64%       129%       110%
------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2001
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.21
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.00)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (5.67)
---------------------------------------------------------------------------------
    Total from investment operations                                  (5.67)
---------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.54
---------------------------------------------------------------------------------
Total return/(b)/                                                    (31.14)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $174,716
---------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                       1.08%
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                    1.08%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.54)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  62%
---------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.08) and $(0.06) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $114,553,559.

                                                                        SERIES II
                                                            ----------------------------------
                                                                             APRIL 30, 2004
                                                                               (DATE SALES
                                                             YEAR ENDED        COMMENCED)
                                                            DECEMBER 31,     TO DECEMBER 31,
                                                                2005              2004
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.32            $11.94
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)            (0.07)
----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.46              1.45
----------------------------------------------------------------------------------------------
    Total from investment operations                             1.39              1.38
----------------------------------------------------------------------------------------------
Net asset value, end of period                                 $14.71            $13.32
----------------------------------------------------------------------------------------------
Total return/(a)/                                               10.44%            11.56%
----------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   12            $   11
----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.41%/(b)/        1.40%/(c)/
----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.42%/(b)/        1.40%/(c)/
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.54)%/(b)/      (0.88)%/(c)/
----------------------------------------------------------------------------------------------
Portfolio turnover rate                                           110%               64%
----------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $11,429.
/(c)/Annualized.
                            AIM V.I. DYNAMICS FUND
NOTE 14--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
                            AIM V.I. DYNAMICS FUND
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                            AIM V.I. DYNAMICS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of AIM Variable Insurance Funds and Shareholders of AIM V.I. Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Dynamics Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas
                            AIM V.I. DYNAMICS FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                            AIM V.I. DYNAMICS FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

                            AIM V.I. DYNAMICS FUND

                                                AIM V.I. FINANCIAL SERVICES FUND
                               Annual Report to Shareholders o December 31, 2005


                          AIM V.I. FINANCIAL SERVICES FUND seeks capital growth.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                           --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. FINANCIAL SERVICES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                we focus on "quality" including
                                                                                           competitive position, management and
====================================================================================       financial strength.
PERFORMANCE SUMMARY
                                             =======================================            The result is normally a 35- to
For the year ended December 31, 2005,        FUND VS. INDEXES                              50-stock portfolio with investments
AIM V.I. Financial Services Fund                                                           that are attractive from both a
produced positive returns. These             TOTAL RETURNS, 12/31/04-12/31/05,             valuation and capital discipline
returns were roughly in line with the        EXCLUDING VARIABLE PRODUCT ISSUER             perspective representing top holdings.
Fund's broad market index and behind         CHARGES. IF VARIABLE PRODUCT ISSUER           In constructing a portfolio, we
its style-specific index. Two                CHARGES WERE INCLUDED, RETURNS WOULD          attempt to mitigate risk by
government-sponsored mortgage                BE LOWER.                                     diversifying holdings in multiple ways
companies, FANNIE MAE and FREDDIE MAC,                                                     including across industries and
were meaningful detractors from Fund         Series I Shares                   5.91%       businesses that react in different
performance during the period. Fund                                                        ways to changes in interest rates and
holdings of insurance stocks were the        Series II Shares                  5.61        economic cycles.
largest contributors to performance.
                                             Standard & Poor's Composite                        We believe a diversified
     Your Fund's long-term performance       Index of 500 Stocks (S&P 500                  portfolio of undervalued and
appears on Pages 4 and 5.                    Index)(Broad Market Index)        4.91        capital-disciplined quality financial
                                                                                           companies that profitably grow cash
                                             S&P 500 Financials Index                      flows over time provides the best
                                             (Style-specific Index)            6.47        opportunity for superior long-term
                                                                                           investment results.
                                             Lipper Financial Services Fund
                                             Index (Peer Group Index)          5.93        MARKET CONDITIONS AND YOUR FUND

                                             SOURCE: LIPPER, INC.                          The U.S. stock market secured a third
                                             =======================================       consecutive year of gains in 2005,
                                                                                           despite continued tightening by the
====================================================================================       U.S. Federal Reserve Board (the Fed)
                                                                                           and high energy prices. In 2005,
HOW WE INVEST                                returning excess capital to                   financial investors worried about the
                                             shareholders in the form of dividends         impact that rising interest rates and
Our goal is to create wealth for             and share repurchases.                        a flattening yield curve could have on
shareholders. We maintain a long-term                                                      financial company profits as well as
investment horizon and invest in the              We maintain a proprietary                an overheating of home prices. After a
two primary opportunities we believe         database of intrinsic value estimates         sharp decline early in the year,
have historically resulted in superior       and screen financial companies for            financial stocks recovered to end
investment returns within the                those of acceptable quality. Purchase         strongly as the Fed appeared to be
financial sector:                            candidates are subject to exhaustive          almost finished pushing short-term
                                             fundamental analysis. We focus on the         interest rates higher.
o Financial companies trading at a           drivers of intrinsic value such as
significant discount to our                  normalized earnings power, marginal                Fund performance benefited during
determination of intrinsic value             returns on economic equity which              the period from investments in
because of excessive short-term              adjusts for distortions present in            insurance and capital markets
investor pessimism. Intrinsic value is       accounting numbers, and sustainable           sensitive stocks. The portfolio had an
a measure based primarily on the             growth. Additionally, we strive to            overweight exposure to
estimated future cash flows generated        understand a company's ability and            property-casualty and life insurance
by the businesses.                           willingness to grow capital returned          stocks during the entire
                                             to shareholders in the future. Finally,
o Reasonably valued financial companies
that demonstrate superior capital
discipline by

=======================================      =======================================       =========================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOTAL NET ASSETS        $141.3 MILLION

By industry                                  1. JPMorgan Chase & Co.          6.2%         TOTAL NUMBER OF HOLDINGS*           35

Diversified Banks                 13.9%      2. Citigroup Inc.                5.8          The Fund's holdings are subject to
                                                                                           change, and there is no assurance that
Thrifts & Mortgage Finance        13.1       3. Fannie Mae                    5.6          the Fund will continue to hold any
                                                                                           particular security.
Other Diversified Financial                  4. Merrill Lynch & Co., Inc.     5.2
Services                          12.0                                                     *Excluding money market fund holdings.
                                             5. Bank of America Corp.         4.9
Investment Banking & Brokerage    11.1
                                             6. Hartford Financial Services
Asset Management & Custody                      Group, Inc. (The)             4.9
Banks                              9.0
                                             7. Bank of New York Co.,
Property & Casualty Insurance      8.5          Inc. (The)                    4.7

Multi-Line Insurance               7.9       8. ACE Ltd.                      4.5

Regional Banks                     7.6       9. Freddie Mac                   4.1

Insurance Brokers                  5.7       10. Morgan Stanley               4.0

Consumer Finance                   3.2

Three other industries each with
less than 3% of total net assets   4.7

Money Market Funds Plus Other
Assets Less Liabilities            3.3

=======================================      =======================================       =========================================

AIM V.I. FINANCIAL SERVICES FUND

period. While property-casualty              about net interest margin pressure and                   MICHAEL J. SIMON, Chartered
insurance benefited from a more              the integration of a recent                    [SIMON    Financial Analyst, senior
optimistic outlook for higher                acquisition provided an opportunity to         PHOTO]    portfolio manager, is the lead
insurance prices in the wake of              invest in this premier regional bank                     portfolio manager of AIM V.I.
Hurricane Katrina, the specific              with a good history of returning                         Financial Services Fund.
insurance investments in the portfolio       excess capital via both growing               He started his investment career in
reflected our investment process and         dividends and share repurchases. We           1989 and joined AIM in 2001. Mr. Simon
comprised companies able to return           also added HUDSON CITY BANCORP, a New         received his B.B.A. in finance from
growing excess capital to shareholders       Jersey-based savings bank, to the             Texas Christian University and his M.B.A.
as well as stocks that we considered         portfolio as part of a secondary              from the University of Chicago. He has
to be significantly undervalued.             offering by the company. Hudson City          served as Occasional Faculty in the
                                             has an attractive market presence and         Finance and Decision Sciences Department
     PRUDENTIAL FINANCIAL, a life            substantial excess capital.                   of Texas Christian University's M.J.
insurance giant, added to Fund                                                             Neeley School of Business.
performance as the company's capital              The impact of changes on the
discipline became evident to investors       overall portfolio was to increase                        MEGGAN M. WALSH, Chartered
with the considerable improvement in         exposure to regional banks and to              [WALSH    Financial Analyst, senior
return on equity. ACE LIMITED, a             decrease exposure to property-casualty         PHOTO]    portfolio manager, is a
writer of property and casualty              insurance. We continue to have                           portfolio manager of AIM V.I.
insurance, was another strong                significant weights relative to the                      Financial Services Fund. She
contributor to performance as                overall sector in property-casualty           has worked in the investment industry
investors revalued the shares upward         insurance and mortgage finance, mostly        since 1987. She joined AIM in 1991 as
amid evidence of strong risk                 represented by Fannie Mae and Freddie         a trader of short-term taxable fixed
management and the ability to take           Mac. The portfolio remains well               income securities. In 1998, Ms. Walsh
advantage of firmer insurance prices.        diversified within the financial              assumed portfolio management duties in
                                             sector.                                       AIM's equities department. Ms. Walsh
     Investment bank and retail                                                            received her bachelor's degree in
brokerage firm MERRILL LYNCH was among       IN CLOSING                                    finance from the University of
holdings of capital markets-sensitive                                                      Maryland and her M.B.A. from Loyola
companies that added to performance          Historically, an end to the Fed               College.
during the period.                           raising short-term interest rates has
                                             led to strong performance by financial        Assisted by the Basic Value Team and
     Fund performance was negatively         stocks, especially when the sector            the Diversified Dividend Team
affected by declines in two large            appeared undervalued. Given the sharp
holdings, Fannie Mae and Freddie Mac,        rise in financial stocks in the fourth
both of which are government-sponsored       quarter of 2005, we believe investors
mortgage companies that operate              have anticipated an end to Fed
attractive businesses vital to the           tightening. As a result, our attention
U.S. housing market. Both stocks fell        is now on what might cause the Fed to
amid uncertainty over the potential          tighten longer than expected. We are
for far-reaching regulatory changes.         also beginning to keep an eye on
Additionally, it has taken longer than       credit risk as the economic cycle
expected for Fannie Mae to restate its       ages. We believe the sector is
financial results.                           reasonably valued today, but with
                                             pockets of opportunity. As always, we
     We have considered the potential        remain focused on uncovering the most
outcomes of regulatory reform,               attractive investment opportunities in
especially on the important issue of         the sector. Thank you for your
capital requirements. We believe             continued investment in AIM V.I.
Fannie Mae and Freddie Mac are               Financial Services Fund.
undervalued even with onerous capital
requirements and that they have              THE VIEWS AND OPINIONS EXPRESSED IN
considerable upside potential. We also       MANAGEMENT'S DISCUSSION OF FUND
continue to believe that the                 PERFORMANCE ARE THOSE OF AIM ADVISORS,
companies' underlying business               INC. THESE VIEWS AND OPINIONS ARE
economics are understandable despite         SUBJECT TO CHANGE AT ANY TIME BASED ON
controversy surrounding application of       FACTORS SUCH AS MARKET AND ECONOMIC
accounting standards. We continued to        CONDITIONS. THESE VIEWS AND OPINIONS
hold both stocks at the close of the         MAY NOT BE RELIED UPON AS INVESTMENT
year.                                        ADVICE OR RECOMMENDATIONS, OR AS AN
                                             OFFER FOR A PARTICULAR SECURITY. THE
     Over the course of the year, we         INFORMATION IS NOT A COMPLETE ANALYSIS
took profits in insurance stocks as          OF EVERY ASPECT OF ANY MARKET,
higher stock prices resulted in less         COUNTRY, INDUSTRY, SECURITY OR THE
compelling valuations. We reduced our        FUND. STATEMENTS OF FACT ARE FROM
position in Prudential and sold CHUBB        SOURCES CONSIDERED RELIABLE, BUT AIM
and SAFECO. We established a new             ADVISORS, INC. MAKES NO REPRESENTATION               [RIGHT ARROW GRAPHIC]
position in SUNTRUST BANKS, a banking        OR WARRANTY AS TO THEIR COMPLETENESS
company with a strong presence from          OR ACCURACY. ALTHOUGH HISTORICAL              FOR A DISCUSSION OF THE RISKS OF
Maryland through Florida down the            PERFORMANCE IS NO GUARANTEE OF FUTURE         INVESTING IN YOUR FUND, INDEXES USED
Atlantic coast. Concerns                     RESULTS, THESE INSIGHTS MAY HELP YOU          IN THIS REPORT AND YOUR FUND'S
                                             UNDERSTAND OUR INVESTMENT MANAGEMENT          LONG-TERM PERFORMANCE, PLEASE TURN TO
                                             PHILOSOPHY.                                   PAGES 4 AND 5.

AIM V.I. FINANCIAL SERVICES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 9/20/99, index data from 9/30/99


====================================================================================================================================

                                                          [MOUNTAIN CHART]

         DATE           AIM V.I. FINANCIAL  LIPPER FINANCIAL        S&P 500
                          SERVICES FUND-      SERVICES FUND        FINANCIAL            S&P 500
                          SERIES I SHARES        INDEX               INDEX               INDEX
        9/20/99              $10000
           9/99                9950              $10000              $10000              $10000
          10/99               11150               11240               11669               10633
          11/99               11009               10763               11097               10849
          12/99               11100               10478               10877               11487
           1/00               10640                9999               10533               10910
           2/00                9560                9030                9392               10703
           3/00               10990               10498               11135               11750
           4/00               10781               10113               10785               11396
           5/00               11391               10709               11508               11163
           6/00               11081               10317               10810               11438
           7/00               12062               11118               11927               11259
           8/00               13012               12135               13073               11958
           9/00               13532               12526               13383               11327
          10/00               13523               12596               13325               11279
          11/00               12583               12070               12539               10390
          12/00               13855               13279               13672               10441
           1/01               13505               13138               13635               10811
           2/01               12815               12529               12739                9826
           3/01               12414               12104               12355                9204
           4/01               12764               12490               12815                9919
           5/01               13365               12989               13332                9985
           6/01               13275               12985               13327                9742
           7/01               13015               12832               13111                9646
           8/01               12275               12204               12312                9043
           9/01               11603               11571               11585                8313
          10/01               11333               11248               11370                8472
          11/01               12235               12022               12182                9121
          12/01               12487               12378               12449                9201
           1/02               12356               12351               12254                9067
           2/02               12205               12307               12076                8892
           3/02               12950               12959               12879                9227
           4/02               12538               12841               12535                8667
           5/02               12558               12873               12514                8604
           6/02               12015               12268               11920                7991
           7/02               11100               11388               10975                7368
           8/02               11271               11684               11199                7417
           9/02               10145               10431                9890                6611
          10/02               10869               10983               10784                7193
          11/02               11151               11390               11228                7616
          12/02               10628               10892               10626                7168
           1/03               10455               10692               10449                6981
           2/03               10122               10412               10122                6876
           3/03               10122               10350               10083                6943
           4/03               11164               11344               11318                7514
           5/03               11772               12070               11916                7910
           6/03               11812               12163               11946                8011
           7/03               12399               12659               12494                8152
           8/03               12267               12725               12368                8311
           9/03               12318               12788               12451                8223
          10/03               13168               13730               13308                8688
          11/03               13107               13861               13271                8764
          12/03               13770               14376               13923                9223
           1/04               14269               14826               14367                9393
           2/04               14646               15239               14748                9523
           3/04               14442               15084               14602                9380
           4/04               13730               14280               13928                9233
           5/04               13893               14550               14184                9359
           6/04               13985               14669               14255                9541
           7/04               13588               14343               13963                9225
           8/04               13974               14713               14432                9262
           9/04               13933               14872               14309                9362
          10/04               13883               15093               14381                9506
          11/04               14330               15736               14807                9890
          12/04               14965               16383               15440               10226
           1/05               14544               15963               15106                9977
           2/05               14524               15947               15026               10187
           3/05               13991               15469               14455               10007
           4/05               13908               15226               14471                9817
           5/05               14329               15706               14867               10129
           6/05               14533               16095               15080               10144
           7/05               14799               16582               15318               10521
           8/05               14462               16257               15050               10425
           9/05               14502               16310               15190               10509
          10/05               15107               16518               15669               10334
          11/05               15804               17282               16404               10724
          12/05              $15844              $17354              $16439              $10728

====================================================================================================================================


                                                                                                                SOURCE: LIPPER, INC.
Past performance cannot guarantee
comparable future results.

     This chart, which is a
logarithmic chart, presents the
fluctuations in the value of the Fund
and its indexes. We believe that a
logarithmic chart is more effective
than other types of charts in
illustrating changes in value during
the early years shown in the chart.
The vertical axis, the one that
indicates the dollar value of an
investment, is constructed with each
segment representing a percent change
in the value of the investment. In
this chart, each segment represents a
doubling, or 100% change, in the value
of the investment. In other words, the
space between $5,000 and $10,000 is
the same size as the space between
$10,000 and $20,000, and so on.

AIM V.I. FINANCIAL SERVICES FUND

=======================================

AVERAGE ANNUAL TOTAL RETURNS                 APPLICABLE TO SERIES II SHARES. THE           INSURANCE FUNDS, IS CURRENTLY OFFERED
                                             INCEPTION DATE OF SERIES I SHARES IS          THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               SEPTEMBER 20, 1999. SERIES I AND SERIES       VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             II SHARES INVEST IN THE SAME PORTFOLIO        SHARES OF THE FUND DIRECTLY.
SERIES I SHARES                              OF SECURITIES AND WILL HAVE                   PERFORMANCE FIGURES GIVEN REPRESENT
Inception (9/20/99)             7.60%        SUBSTANTIALLY SIMILAR PERFORMANCE,            THE FUND AND ARE NOT INTENDED TO
  5 Years                       2.72         EXCEPT TO THE EXTENT THAT EXPENSES            REFLECT ACTUAL VARIABLE PRODUCT
  1 Year                        5.91         BORNE BY EACH CLASS DIFFER.                   VALUES. THEY DO NOT REFLECT SALES
                                                                                           CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES II SHARES                                  THE PERFORMANCE DATA QUOTED              CONNECTION WITH A VARIABLE PRODUCT.
Inception                       7.34%        REPRESENT PAST PERFORMANCE AND CANNOT         SALES CHARGES, EXPENSES AND FEES,
  5 Years                       2.47         GUARANTEE COMPARABLE FUTURE RESULTS;          WHICH ARE DETERMINED BY THE VARIABLE
  1 Year                        5.61         CURRENT PERFORMANCE MAY BE LOWER OR           PRODUCT ISSUERS, WILL VARY AND WILL
                                             HIGHER. PLEASE CONTACT YOUR VARIABLE          LOWER THE TOTAL RETURN.
=======================================      PRODUCT ISSUER OR FINANCIAL ADVISOR
                                             FOR THE MOST RECENT MONTH-END VARIABLE             PER NASD REQUIREMENTS, THE MOST
CUMULATIVE TOTAL RETURNS                     PRODUCT PERFORMANCE. PERFORMANCE              RECENT MONTH-END PERFORMANCE DATA AT
                                             FIGURES REFLECT FUND EXPENSES,                THE FUND LEVEL, EXCLUDING VARIABLE
Six months ended 12/31/05                    REINVESTED DISTRIBUTIONS AND CHANGES          PRODUCT CHARGES, IS AVAILABLE ON AIM'S
Series I Shares                 9.04%        IN NET ASSET VALUE. INVESTMENT RETURN         AUTOMATED INFORMATION LINE,
Series II Shares                8.90         AND PRINCIPAL VALUE WILL FLUCTUATE SO         866-702-4402. AS MENTIONED ABOVE, FOR
                                             THAT YOU MAY HAVE A GAIN OR LOSS WHEN         THE MOST RECENT MONTH-END PERFORMANCE
=======================================      YOU SELL SHARES.                              INCLUDING VARIABLE PRODUCT CHARGES,
                                                                                           PLEASE CONTACT YOUR VARIABLE PRODUCT
RETURNS SINCE APRIL 30, 2004, THE                 AIM V.I. FINANCIAL SERVICES FUND,        ISSUER OR FINANCIAL ADVISOR.
INCEPTION DATE OF SERIES II SHARES,          A SERIES PORTFOLIO OF AIM VARIABLE
ARE HISTORICAL. ALL OTHER RETURNS ARE
THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO
REFLECT THE HIGHER RULE 12b-1 FEES

PRINCIPAL RISKS OF INVESTING IN THE          ABOUT INDEXES USED IN THIS REPORT             of funds reflects fund expenses;
FUND                                                                                       performance of a market index does
                                             The unmanaged LIPPER FINANCIAL                not.
Investing in a single-sector or              SERVICES FUND INDEX represents an
single-region mutual fund involves           average of the 10 largest                     OTHER INFORMATION
greater risk and potential reward than       financial-services funds tracked by
investing in a more diversified fund.        Lipper, Inc., an independent mutual           The returns shown in the management's
                                             fund performance monitor.                     discussion of Fund performance are
     Investing in smaller companies                                                        based on net asset values calculated
involves greater risk than investing              The S&P 500 FINANCIALS INDEX is a        for shareholder transactions.
in more established companies, such as       market capitalization weighted index          Generally accepted accounting
business risk, significant stock price       of companies involved in activities           principles require adjustments to be
fluctuations and illiquidity.                such as banking, consumer finance,            made to the net assets of the Fund at
                                             investment banking and brokerage,             period end for financial reporting
     The Fund may invest up to 25% of        asset management, insurance and               purposes, and as such, the net asset
its assets in the securities of              investment, and real estate, including        values for shareholder transactions
non-U.S. issuers. Securities of              REITs.                                        and the returns based on those net
Canadian issuers and American                                                              asset values may differ from the net
Depositary Receipts are not subject to            The unmanaged Standard & Poor's          asset values and returns reported in
this 25% limitation. International           Composite Index of 500 Stocks (the S&P        the Financial Highlights.
investing presents certain risks not         500--REGISTERED TRADEMARK-- INDEX) is         Additionally, the returns and net
associated with investing solely in          an index of common stocks frequently          asset values shown throughout this
the United States. These include risks       used as a general measure of U.S.             report are at the Fund level only and
relating to fluctuations in the value        stock market performance.                     do not include variable product issuer
of the U.S. dollar relative to the                                                         charges. If such charges were
values of other currencies, the                   The Fund is not managed to track         included, the total returns would be
custody arrangements made for the            the performance of any particular             lower.
Fund's foreign holdings, differences         index, including the indexes defined
in accounting, political risks and the       here, and consequently, the                        Industry classifications used in
lesser degree of public information          performance of the Fund may deviate           this report are generally according to
required to be provided by non-U.S.          significantly from the performance of         the Global Industry Classification
companies.                                   the indexes.                                  Standard, which was developed by and
                                                                                           is the exclusive property and a
                                                  A direct investment cannot be            service mark of Morgan Stanley Capital
                                             made in an index. Unless otherwise            International Inc. and Standard &
                                             indicated, index results include              Poor's.
                                             reinvested dividends, and they do not
                                             reflect sales charges. Performance of
                                             an index

AIM V.I. FINANCIAL SERVICES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               5% per year before expenses, which is
                                                                                           not the Fund's actual return. The
As a shareholder of the Fund, you            The table below provides information          Fund's actual cumulative total returns
incur ongoing costs, including               about actual account values and actual        at net asset value after expenses for
management fees; distribution and/or         expenses. You may use the information         the six months ended December 31, 2005,
service fees (12b-1); and other Fund         in this table, together with the              appear in the table "Cumulative Total
expenses. This example is intended to        amount you invested, to estimate the          Returns" on Page 5.
help you understand your ongoing costs       expenses that you paid over the
(in dollars) of investing in the Fund        period. Simply divide your account                 The hypothetical account values
and to compare these costs with              value by $1,000 (for example, an              and expenses may not be used to
ongoing costs of investing in other          $8,600 account value divided by $1,000        estimate the actual ending account
mutual funds. The example is based on        = 8.6), then multiply the result by           balance or expenses you paid for the
an investment of $1,000 invested at          the number in the table under the             period. You may use this information
the beginning of the period and held         heading entitled "Actual Expenses Paid        to compare the ongoing costs of
for the entire period July 1, 2005,          During Period" to estimate the                investing in the Fund and other funds.
through December 31, 2005.                   expenses you paid on your account             To do so, compare this 5% hypothetical
                                             during this period.                           example with the 5% hypothetical
     The actual and hypothetical                                                           examples that appear in the
expenses in the examples below do not        HYPOTHETICAL EXAMPLE FOR COMPARISON           shareholder reports of the other
represent the effect of any fees or          PURPOSES                                      funds.
other expenses assessed in connection
with a variable product; if they did,        The table below also provides                      Please note that the expenses
the expenses shown would be higher           information about hypothetical account        shown in the table are meant to
while the ending account values shown        values and hypothetical expenses based        highlight your ongoing costs.
would be lower.                              on the Fund's actual expense ratio and        Therefore, the hypothetical
                                             an assumed rate of return of                  information is useful in comparing
                                                                                           ongoing costs, and will not help you
                                                                                           determine the relative total costs of
                                                                                           owning different funds.


====================================================================================================================================

                                                     ACTUAL                             HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING            ENDING               EXPENSES        ENDING               EXPENSES             ANNUALIZED
  SHARE             ACCOUNT VALUE      ACCOUNT VALUE          PAID DURING    ACCOUNT VALUE          PAID DURING            EXPENSE
  CLASS               (7/1/05)         (12/31/05)(1)           PERIOD(2)       (12/31/05)            PERIOD(2)               RATIO
Series I             $1,000.00           $1,090.40               $6.01         $1,090.40               $5.80                1.14%
Series II             1,000.00            1,089.00                7.32          1,018.20                7.07                1.39


(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. FINANCIAL SERVICES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be               o Overall performance of AIM. The
Insurance Funds (the "Board") oversees       provided by AIM. The Board reviewed           Board considered the overall
the management of AIM V.I. Financial         the credentials and experience of the         performance of AIM in providing
Services Fund (the "Fund") and, as           officers and employees of AIM who will        investment advisory and portfolio
required by law, determines annually         provide investment advisory services          administrative services to the Fund
whether to approve the continuance of        to the Fund. In reviewing the                 and concluded that such performance
the Fund's advisory agreement with A I M     qualifications of AIM to provide              was satisfactory.
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the
recommendation of the Investments            Board reviewed the qualifications of          o Fees relative to those of clients of
Committee of the Board, which is             AIM's investment personnel and                AIM with comparable investment
comprised solely of independent              considered such issues as AIM's               strategies. The Board reviewed the
trustees, at a meeting held on June          portfolio and product review process,         advisory fee rate for the Fund under
30, 2005, the Board, including all of        various back office support functions         the Advisory Agreement. The Board
the independent trustees, approved the       provided by AIM and AIM's equity and          noted that this rate (i) was the same
continuance of the advisory agreement        fixed income trading operations. Based        as the initial advisory fee rate for a
(the "Advisory Agreement") between the       on the review of these and other              mutual fund advised by AIM with
Fund and AIM for another year,               factors, the Board concluded that the         investment strategies comparable to
effective July 1, 2005.                      quality of services to be provided by         those of the Fund, although the
                                             AIM was appropriate and that AIM              advisory fee schedule for the mutual
     The Board considered the factors        currently is providing satisfactory           fund included breakpoints; and (ii)
discussed below in evaluating the            services in accordance with the terms         was higher than the sub-advisory fee
fairness and reasonableness of the           of the Advisory Agreement.                    rates for an unaffiliated mutual fund
Advisory Agreement at the meeting on                                                       for which an AIM affiliate serves as
June 30, 2005 and as part of the             o The performance of the Fund relative        sub-advisor, although the total
Board's ongoing oversight of the Fund.       to comparable funds. The Board                management fees paid by such
In their deliberations, the Board and        reviewed the performance of the Fund          unaffiliated mutual fund were higher
the independent trustees did not             during the past one, three and five           than the advisory fee rate for the
identify any particular factor that          calendar years against the performance        Fund. The Board noted that AIM has
was controlling, and each trustee            of funds advised by other advisors            agreed to waive advisory fees of the
attributed different weights to the          with investment strategies comparable         Fund and to limit the Fund's total
various factors.                             to those of the Fund. The Board noted         operating expenses, as discussed
                                             that the Fund's performance in such           below. Based on this review, the Board
     One of the responsibilities of          periods was below the median                  concluded that the advisory fee rate
the Senior Officer of the Fund, who is       performance of such comparable funds.         for the Fund under the Advisory
independent of AIM and AIM's                 The Board also noted that AIM began           Agreement was fair and reasonable.
affiliates, is to manage the process         serving as investment advisor to the
by which the Fund's proposed                 Fund in April 2004. The Board noted           o Fees relative to those of comparable
management fees are negotiated to            that AIM has recently made changes to         funds with other advisors. The Board
ensure that they are negotiated in a         the Fund's portfolio management team,         reviewed the advisory fee rate for the
manner which is at arm's length and          which appear to be producing                  Fund under the Advisory Agreement. The
reasonable. To that end, the Senior          encouraging early results but need            Board compared effective contractual
Officer must either supervise a              more time to be evaluated before a            advisory fee rates at a common asset
competitive bidding process or prepare       conclusion can be reached that the            level and noted that the Fund's rate
an independent written evaluation. The       changes have addressed the Fund's             was above the median rate of the funds
Senior Officer has recommended an            under-performance. Based on this              advised by other advisors with
independent written evaluation in lieu       review, the Board concluded that no           investment strategies comparable to
of a competitive bidding process and,        changes should be made to the Fund and        those of the Fund that the Board
upon the direction of the Board, has         that it was not necessary to change           reviewed. The Board noted that AIM has
prepared such an independent written         the Fund's portfolio management team          agreed to waive advisory fees of the
evaluation. Such written evaluation          at this time.                                 Fund and to limit the Fund's total
also considered certain of the factors                                                     operating expenses, as discussed
discussed below. In addition, as             o The performance of the Fund relative        below. Based on this review, the Board
discussed below, the Senior Officer          to indices. The Board reviewed the            concluded that the advisory fee rate
made certain recommendations to the          performance of the Fund during the            for the Fund under the Advisory
Board in connection with such written        past one, three and five calendar             Agreement was fair and reasonable.
evaluation.                                  years against the performance of the
                                             Lipper Financial Services Fund Index.         o Expense limitations and fee waivers.
     The discussion below serves as a        The Board noted that the Fund's               The Board noted that AIM has
summary of the Senior Officer's              performance in such periods was below         contractually agreed to waive advisory
independent written evaluation and           the performance of such Index. The            fees of the Fund through June 30, 2006
recommendations to the Board in              Board also noted that AIM began               to the extent necessary so that the
connection therewith, as well as a           serving as investment advisor to the          advisory fees payable by the Fund do
discussion of the material factors and       Fund in April 2004. The Board noted           not exceed a specified maximum advisory
the conclusions with respect thereto         that AIM has recently made changes to         fee rate, which maximum rate
that formed the basis for the Board's        the Fund's portfolio management team,         includes breakpoints and is based on
approval of the Advisory Agreement.          which appear to be producing                  net asset levels. The Board considered
After consideration of all of the            encouraging early results but need            the contractual nature of this fee
factors below and based on its               more time to be evaluated before a            waiver and noted that it remains in
informed business judgment, the Board        conclusion can be reached that the            effect until June 30, 2006. The Board
determined that the Advisory Agreement       changes have addressed the Fund's             noted that AIM has contractually
is in the best interests of the Fund         under-performance. Based on this              agreed to waive fees and/or limit
and its shareholders and that the            review, the Board concluded that no           expenses of the Fund through April 30,
compensation to AIM under the Advisory       changes should be made to the Fund and        2006 in an amount necessary to limit
Agreement is fair and reasonable and         that it was not necessary to change           total annual operating expenses to a
would have been obtained through arm's       the Fund's portfolio management team          specified percentage of average daily
length negotiations.                         at this time.                                 net assets for each class of the Fund.
                                                                                           The Board considered the contractual
o The nature and extent of the               o Meeting with the Fund's portfolio           nature of this fee waiver/expense
advisory services to be provided by          managers and investment personnel.            limitation and noted that it remains
AIM. The Board reviewed the services         With respect to the Fund, the Board is        in effect until April 30, 2006. The
to be provided by AIM under the              meeting periodically with such Fund's         Board considered the effect these fee
Advisory Agreement. Based on such            portfolio managers and/or other               waivers/expense limitations would have
review, the Board concluded that the         investment personnel and believes that        on the Fund's estimated expenses and
range of services to be provided by          such individuals are competent and            concluded that the levels of fee
AIM under the Advisory Agreement was         able to continue to carry out their           waivers/expense limitations for the
appropriate and that AIM currently is        responsibilities under the Advisory           Fund were fair and reasonable.
providing services in accordance with        Agreement.
the terms of the Advisory Agreement.

o Breakpoints and economies of scale.        o Independent written evaluation and          o Historical relationship between the
The Board reviewed the structure of          recommendations of the Fund's Senior          Fund and AIM. In determining whether
the Fund's advisory fee under the            Officer. The Board noted that, upon           to continue the Advisory Agreement for
Advisory Agreement, noting that it           their direction, the Senior Officer of        the Fund, the Board also considered
does not include any breakpoints. The        the Fund, who is independent of AIM           the prior relationship between AIM and
Board considered whether it would be         and AIM's affiliates, had prepared an         the Fund, as well as the Board's
appropriate to add advisory fee              independent written evaluation in             knowledge of AIM's operations, and
breakpoints for the Fund or whether,         order to assist the Board in                  concluded that it was beneficial to
due to the nature of the Fund and the        determining the reasonableness of the         maintain the current relationship, in
advisory fee structures of comparable        proposed management fees of the AIM           part, because of such knowledge. The
funds, it was reasonable to structure        Funds, including the Fund. The Board          Board also reviewed the general nature
the advisory fee without breakpoints.        noted that the Senior Officer's               of the non-investment advisory
Based on this review, the Board              written evaluation had been relied            services currently performed by AIM
concluded that it was not necessary to       upon by the Board in this regard in           and its affiliates, such as
add advisory fee breakpoints to the          lieu of a competitive bidding                 administrative, transfer agency and
Fund's advisory fee schedule. The            process. In determining whether to            distribution services, and the fees
Board reviewed the level of the Fund's       continue the Advisory Agreement for           received by AIM and its affiliates for
advisory fees, and noted that such           the Fund, the Board considered the            performing such services. In addition
fees, as a percentage of the Fund's          Senior Officer's written evaluation           to reviewing such services, the
net assets, would remain constant            and the recommendation made by the            trustees also considered the
under the Advisory Agreement because         Senior Officer to the Board that the          organizational structure employed by
the Advisory Agreement does not              Board consider implementing a process         AIM and its affiliates to provide
include any breakpoints. The Board           to assist them in more closely                those services. Based on the review of
noted that AIM has contractually             monitoring the performance of the AIM         these and other factors, the Board
agreed to waive advisory fees of the         Funds. The Board concluded that it            concluded that AIM and its affiliates
Fund through June 30, 2006 to the            would be advisable to implement such a        were qualified to continue to provide
extent necessary so that the advisory        process as soon as reasonably                 non-investment advisory services to
fees payable by the Fund do not exceed       practicable.                                  the Fund, including administrative,
a specified maximum advisory fee                                                           transfer agency and distribution
rate, which maximum rate includes            o Profitability of AIM and its                services, and that AIM and its
breakpoints and is based on net asset        affiliates. The Board reviewed                affiliates currently are providing
levels. The Board concluded that the         information concerning the                    satisfactory non-investment advisory
Fund's fee levels under the Advisory         profitability of AIM's (and its               services.
Agreement therefore would not reflect        affiliates') investment advisory and
economies of scale, although the             other activities and its financial            o Other factors and current trends. In
advisory fee waiver reflects economies       condition. The Board considered the           determining whether to continue the
of scale.                                    overall profitability of AIM, as well         Advisory Agreement for the Fund, the
                                             as the profitability of AIM in                Board considered the fact that AIM,
o Investments in affiliated money            connection with managing the Fund. The        along with others in the mutual fund
market funds. The Board also took into       Board noted that AIM's operations             industry, is subject to regulatory
account the fact that uninvested cash        remain profitable, although increased         inquiries and litigation related to a
and cash collateral from securities          expenses in recent years have reduced         wide range of issues. The Board also
lending arrangements (collectively,          AIM's profitability. Based on the             considered the governance and
"cash balances") of the Fund may be          review of the profitability of AIM's          compliance reforms being undertaken by
invested in money market funds advised       and its affiliates' investment                AIM and its affiliates, including
by AIM pursuant to the terms of an SEC       advisory and other activities and its         maintaining an internal controls
exemptive order. The Board found that        financial condition, the Board                committee and retaining an independent
the Fund may realize certain benefits        concluded that the compensation to be         compliance consultant, and the fact
upon investing cash balances in AIM          paid by the Fund to AIM under its             that AIM has undertaken to cause the
advised money market funds, including        Advisory Agreement was not excessive.         Fund to operate in accordance with
a higher net return, increased                                                             certain governance policies and
liquidity, increased diversification         o Benefits of soft dollars to AIM. The        practices. The Board concluded that
or decreased transaction costs. The          Board considered the benefits                 these actions indicated a good faith
Board also found that the Fund will          realized by AIM as a result of broker         effort on the part of AIM to adhere to
not receive reduced services if it           age transactions executed through             the highest ethical standards, and
invests its cash balances in such            "soft dollar" arrangements. Under             determined that the current regulatory
money market funds. The Board noted          these arrangements, brokerage                 and litigation environment to which
that, to the extent the Fund invests         commissions paid by the Fund and/or           AIM is subject should not prevent the
in affiliated money market funds, AIM        other funds advised by AIM are used to        Board from continuing the Advisory
has voluntarily agreed to waive a            pay for research and execution                Agreement for the Fund.
portion of the advisory fees it              services. This research is used by AIM
receives from the Fund attributable to       in making investment decisions for
such investment. The Board further           the Fund. The Board concluded that
determined that the proposed                 such arrangements were appropriate.
securities lending program and related
procedures with respect to the lending       o AIM's financial soundness in light
Fund is in the best interests of the         of the Fund's needs. The Board
lending Fund and its respective              considered whether AIM is financially
shareholders. The Board therefore            sound and has the resources necessary
concluded that the investment of cash        to perform its obligations under the
collateral received in connection with       Advisory Agreement, and concluded
the securities lending program in the        that AIM has the financial resources
money market funds according to the          necessary to fulfill its obligations
procedures is in the best interests of       under the Advisory Agreement.
the lending Fund and its respective
shareholders.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                     SHARES     VALUE
       ------------------------------------------------------------------
       COMMON STOCKS-96.68%
       ASSET MANAGEMENT & CUSTODY
        BANKS-8.97%
       Bank of New York Co., Inc. (The)              208,388 $  6,637,158
       ------------------------------------------------------------------
       Federated Investors, Inc.-Class B             100,211    3,711,815
       ------------------------------------------------------------------
       Franklin Resources, Inc.                        6,413      602,886
       ------------------------------------------------------------------
       State Street Corp.                             30,912    1,713,761
       ------------------------------------------------------------------
                                                               12,665,620
       ------------------------------------------------------------------
       CONSUMER FINANCE-3.15%
       Capital One Financial Corp.                    51,441    4,444,502
       ------------------------------------------------------------------
       DIVERSIFIED BANKS-13.93%
       Anglo Irish Bank Corp. PLC (Ireland)/(a)/      77,213    1,179,966
       ------------------------------------------------------------------
       Bank of America Corp.                         151,166    6,976,311
       ------------------------------------------------------------------
       U.S. Bancorp                                   94,057    2,811,364
       ------------------------------------------------------------------
       Wachovia Corp.                                 97,399    5,148,511
       ------------------------------------------------------------------
       Wells Fargo & Co.                              56,622    3,557,560
       ------------------------------------------------------------------
                                                               19,673,712
       ------------------------------------------------------------------
       DIVERSIFIED CAPITAL MARKETS-1.54%
       UBS A.G. (Switzerland)                         22,817    2,171,038
       ------------------------------------------------------------------
       INSURANCE BROKERS-5.69%
       Aon Corp.                                     102,015    3,667,439
       ------------------------------------------------------------------
       Marsh & McLennan Cos., Inc.                   137,422    4,364,523
       ------------------------------------------------------------------
                                                                8,031,962
       ------------------------------------------------------------------
       INVESTMENT BANKING & BROKERAGE-11.07%
       Lehman Brothers Holdings Inc.                  19,886    2,548,789
       ------------------------------------------------------------------
       Merrill Lynch & Co., Inc.                     109,557    7,420,296
       ------------------------------------------------------------------
       Morgan Stanley                                100,010    5,674,567
       ------------------------------------------------------------------
                                                               15,643,652
       ------------------------------------------------------------------
       LIFE & HEALTH INSURANCE-2.02%
       Prudential Financial, Inc.                     39,017    2,855,654
       ------------------------------------------------------------------
       MULTI-LINE INSURANCE-7.93%
       American International Group, Inc.             31,047    2,118,337
       ------------------------------------------------------------------
       Genworth Financial Inc.-Class A                62,677    2,167,371
       ------------------------------------------------------------------
       Hartford Financial Services Group, Inc. (The)  80,474    6,911,912
       ------------------------------------------------------------------
                                                               11,197,620
       ------------------------------------------------------------------
       OTHER DIVERSIFIED FINANCIAL
        SERVICES-12.01%
       Citigroup Inc.                                169,249    8,213,654
       ------------------------------------------------------------------
       JPMorgan Chase & Co.                          220,461    8,750,097
       ------------------------------------------------------------------
                                                               16,963,751
       ------------------------------------------------------------------

                                                    SHARES       VALUE
     ---------------------------------------------------------------------
     PROPERTY & CASUALTY INSURANCE-8.47%
     ACE Ltd.                                        120,027 $  6,414,243
     ---------------------------------------------------------------------
     MBIA Inc.                                        47,293    2,845,147
     ---------------------------------------------------------------------
     St. Paul Travelers Cos., Inc. (The)              60,674    2,710,308
     ---------------------------------------------------------------------
                                                               11,969,698
     ---------------------------------------------------------------------
     REGIONAL BANKS-7.62%
     Cullen/Frost Bankers, Inc.                       34,704    1,862,911
     ---------------------------------------------------------------------
     Fifth Third Bancorp                              99,025    3,735,223
     ---------------------------------------------------------------------
     North Fork Bancorp., Inc.                        84,432    2,310,059
     ---------------------------------------------------------------------
     SunTrust Banks, Inc.                             20,799    1,513,335
     ---------------------------------------------------------------------
     Zions Bancorp.                                   17,849    1,348,670
     ---------------------------------------------------------------------
                                                               10,770,198
     ---------------------------------------------------------------------
     SPECIALIZED CONSUMER SERVICES-1.21%
     H&R Block, Inc.                                  69,920    1,716,536
     ---------------------------------------------------------------------
     THRIFTS & MORTGAGE FINANCE-13.07%
     Fannie Mae                                      162,528    7,932,992
     ---------------------------------------------------------------------
     Freddie Mac                                      88,993    5,815,693
     ---------------------------------------------------------------------
     Hudson City Bancorp, Inc.                       119,646    1,450,109
     ---------------------------------------------------------------------
     PMI Group, Inc. (The)                            79,333    3,258,206
     ---------------------------------------------------------------------
                                                               18,457,000
     ---------------------------------------------------------------------
         Total Common Stocks
          (Cost $116,309,321)                                 136,560,943
     ---------------------------------------------------------------------
     MONEY MARKET FUNDS-3.58%
     Premier Portfolio-Institutional Class
      (Cost $5,064,797)/(b)/                       5,064,797    5,064,797
     ---------------------------------------------------------------------
     TOTAL INVESTMENTS-100.26% (Cost $121,374,118)            141,625,740
     ---------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-(0.26%)                       (373,077)
     ---------------------------------------------------------------------
     NET ASSETS-100.00%                                      $141,252,663
     ---------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at December 31, 2005 represented 0.84% of the Fund's Net Assets. See Note 1A.
/(b)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $116,309,321)                             $136,560,943
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $5,064,797)           5,064,797
-----------------------------------------------------------------------------------
    Total investments (cost $121,374,118)                              141,625,740
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                           1,697
-----------------------------------------------------------------------------------
  Dividends                                                                185,527
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           14,696
-----------------------------------------------------------------------------------
    Total assets                                                       141,827,660
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                   429,440
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        21,905
-----------------------------------------------------------------------------------
Accrued administrative services fees                                        85,423
-----------------------------------------------------------------------------------
Accrued distribution fees--Series II                                            14
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              112
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  1,634
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  36,469
-----------------------------------------------------------------------------------
    Total liabilities                                                      574,997
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $141,252,663
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $119,370,858
-----------------------------------------------------------------------------------
Undistributed net investment income                                      2,163,085
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                       (532,938)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             20,251,658
-----------------------------------------------------------------------------------
                                                                      $141,252,663
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $141,241,170
-----------------------------------------------------------------------------------
Series II                                                             $     11,493
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                 9,252,723
-----------------------------------------------------------------------------------
Series II                                                                    754.8
-----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $      15.26
-----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $      15.23
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $23,712)      $  3,840,953
    ------------------------------------------------------------------------
    Dividends from affiliated money market funds                    203,595
    ------------------------------------------------------------------------
        Total investment income                                   4,044,548
    ------------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                 1,254,039
    ------------------------------------------------------------------------
    Administrative services fees                                    465,794
    ------------------------------------------------------------------------
    Custodian fees                                                   17,356
    ------------------------------------------------------------------------
    Distribution fees--Series II                                         27
    ------------------------------------------------------------------------
    Transfer agent fees                                              15,544
    ------------------------------------------------------------------------
    Trustees' and officer's fees and benefits                        20,017
    ------------------------------------------------------------------------
    Other                                                           100,437
    ------------------------------------------------------------------------
        Total expenses                                            1,873,214
    ------------------------------------------------------------------------
    Less:  Fees waived and expense offset arrangement                (2,645)
    ------------------------------------------------------------------------
        Net expenses                                              1,870,569
    ------------------------------------------------------------------------
    Net investment income                                         2,173,979
    ------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                      12,719,141
    ------------------------------------------------------------------------
      Foreign currencies                                                329
    ------------------------------------------------------------------------
                                                                 12,719,470
    ------------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     (10,552,943)
    ------------------------------------------------------------------------
      Foreign currencies                                               (327)
    ------------------------------------------------------------------------
                                                                (10,553,270)
    ------------------------------------------------------------------------
    Net gain from investment securities and foreign currencies    2,166,200
    ------------------------------------------------------------------------
    Net increase in net assets resulting from operations       $  4,340,179
    ------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                              2005
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  2,173,979
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       12,719,470
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies     (10,553,270)
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                     4,340,179
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,893,397)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                       (135)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,893,532)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 (65,084,200)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        135
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (65,084,065)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                  (62,637,418)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        203,890,081
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,163,085 and $1,881,398, respectively)  $141,252,663
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  1,889,536
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       15,055,872
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (1,289,821)
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    15,655,587
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,438,311)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        (76)
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,438,387)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 (20,689,232)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                     10,076
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (20,679,156)
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   (6,461,956)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        210,352,037
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $2,163,085 and $1,881,398, respectively)  $203,890,081
-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Financial Services Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                       AIM V.I. FINANCIAL SERVICES FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to
                       AIM V.I. FINANCIAL SERVICES FUND
the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $2,512.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $415,794 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $15,544.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $27.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.

                                                                               CHANGE IN
                                                                               UNREALIZED
                                         VALUE      PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional Class $10,351,853 $49,787,273 $(55,074,329)      $ --      $5,064,797 $203,595    $ --
---------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,002,321.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $133.
NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,588 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                    2005       2004
         -------------------------------------------------------------
         Distributions paid from ordinary income $1,893,532 $1,438,387
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                       2005
                                                   ------------
               Undistributed ordinary income       $  2,178,377
               -------------------------------------------------
               Undistributed long-term gain             840,670
               -------------------------------------------------
               Unrealized appreciation-investments   18,878,051
               -------------------------------------------------
               Temporary book/tax differences           (15,293)
               -------------------------------------------------
               Shares of beneficial interest        119,370,858
               -------------------------------------------------
               Total net assets                    $141,252,663
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $36.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund utilized $8,204,690 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2005.
  On September 23, 2005, 3,082,094 Series I shares valued at $43,241,778 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $3,346,925 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward, if any, available for future utilization by the Fund.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 9--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $35,779,904 and $94,885,730, respectively.
  At the request of the Trustees, AIM recovered third party research credits, during the year ended December 31, 2005, in the amount of $807. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $23,628,654
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (4,750,639)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $18,878,015
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $122,747,725.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, redomestication expenses and a redemption-in-kind transaction, on December 31, 2005, undistributed net investment income was increased by $1,240, undistributed net realized gain (loss) was decreased by $2,860,293 and shares of beneficial interest increased by $2,859,053. This reclassification had no effect on the net assets of the Fund.
NOTE 11--SHARE INFORMATION

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                     ----------  ---------------------------------------
                                             2005/(A)/                   2004
                                     ------------------------  ------------------------
                                       SHARES       AMOUNT       SHARES       AMOUNT
                                     ----------  ------------  ----------  ------------
Sold:
----------------------------------------------------------------------------------------
  Series I                            1,679,434  $ 24,855,189   3,650,703  $ 51,539,943
----------------------------------------------------------------------------------------
  Series II/(b)/                             --            --         741        10,000
----------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
----------------------------------------------------------------------------------------
  Series I                              123,028     1,893,397      99,883     1,438,311
----------------------------------------------------------------------------------------
  Series II/(b)/                              9           135           5            76
----------------------------------------------------------------------------------------
Reacquired:
----------------------------------------------------------------------------------------
  Series I                           (6,506,406)  (91,832,786) (5,326,890)  (73,667,486)
----------------------------------------------------------------------------------------
                                     (4,703,935) $(65,084,065) (1,575,558) $(20,679,156)
----------------------------------------------------------------------------------------

/(a)/There are 3 entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 82% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 12--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                                   ------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2005        2004      2003       2002       2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  14.61       $  13.54  $  10.50  $  12.42   $  13.84
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.19 /(a)/      0.15      0.08      0.08       0.06
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.66           1.02      3.02     (1.93)     (1.43)
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.85           1.17      3.10     (1.85)     (1.37)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.20)         (0.10)    (0.06)    (0.07)     (0.04)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --             --        --        --      (0.01)
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.20)         (0.10)    (0.06)    (0.07)     (0.05)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.26       $  14.61  $  13.54  $  10.50   $  12.42
---------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      5.84%          8.68%    29.58%   (14.90)%    (9.88)%
---------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $141,241       $203,879  $210,352  $142,403   $183,084
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(c)/     1.12%     1.09%     1.09%      1.07%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   1.30%/(c)/     0.89%     0.87%     0.57%      0.46%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  22%            67%       65%       72%       132%
---------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $167,194,553.

                                                                         SERIES II
                                                          ----------------------------------------
                                                                                APRIL 30, 2004
                                                             YEAR ENDED     (DATE SALES COMMENCED)
                                                          DECEMBER 31, 2005  TO DECEMBER 31, 2004
                                                          ----------------- ----------------------
Net asset value, beginning of period                           $14.59               $13.50
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.15/(a)/            0.12
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.67                 1.07
--------------------------------------------------------------------------------------------------
    Total from investment operations                             0.82                 1.19
--------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.18)               (0.10)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $15.23               $14.59
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                5.61%                8.85%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   11               $   11
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.37%/(c)/           1.38%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             1.05%/(c)/           0.63%/(d)/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            22%                  67%
--------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustment in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $10,656.
/(d)/Annualized.
                       AIM V.I. FINANCIAL SERVICES FUND
NOTE 13--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
                       AIM V.I. FINANCIAL SERVICES FUND
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                       AIM V.I. FINANCIAL SERVICES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Financial Services Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas
                       AIM V.I. FINANCIAL SERVICES FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                       AIM V.I. FINANCIAL SERVICES FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.
                       AIM V.I. FINANCIAL SERVICES FUND

                                                AIM V.I. GLOBAL HEALTH CARE FUND
                               Annual Report to Shareholders o December 31, 2005


                           EFFECTIVE JULY 1, 2005, AIM V.I. HEALTH SCIENCES FUND
                                   WAS RENAMED AIM V.I. GLOBAL HEALTH CARE FUND.


                          AIM V.I. GLOBAL HEALTH CARE FUND seeks capital growth.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330,or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                             [AIM INVESTMENTS LOGO]
 --REGISTERED TRADEMARK--                               --REGISTERED TRADEMARK--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. GLOBAL HEALTH CARE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                MARKET CONDITIONS AND YOUR FUND

=========================================================================================  Despite widespread concern about the
PERFORMANCE SUMMARY                                                                        potential impact of historically high
                                             ============================================  energy prices, the majority of world
Health care stocks generally recorded        FUND VS. INDEXES                              markets rose during the year. For the
gains for the year ended December 31,                                                      fourth consecutive year, foreign markets
2005, helping your Fund post positive        TOTAL RETURNS, 12/31/04-12/31/05,             generally outperformed U.S. markets.
returns.                                     EXCLUDING VARIABLE PRODUCT ISSUER
                                             CHARGES. IF VARIABLE PRODUCT ISSUER               In Europe, markets rallied as the
    The Fund outperformed the S&P 500        CHARGES WERE INCLUDED, RETURNS WOULD BE       European Central Bank maintained a low
Index as health care fared better than       LOWER.                                        interest rate environment and corporate
most other sectors in this broad-based                                                     profits, boosted by restructuring and
benchmark. Our biotechnology holdings        Series I Shares                    8.15%      cost-cutting measures, increased. In
detracted from our performance relative                                                    Asia, Japanese stocks climbed to levels
to the Goldman Sachs Health Care Index.      Series II Shares                   7.90       not witnessed in many years as corporate
                                                                                           earnings continued to improve and
    The Fund's long-term performance can     Standard & Poor's Composite Index             investors reacted favorably to Prime
be found on Pages 4 and 5.                   of 500 Stocks (S&P 500 Index)                 Minister Junichiro Koizumi's dramatic
                                             (Broad Market Index)               4.91       election victory. In the United States,
                                                                                           equity markets posted modest can gains
                                             Goldman Sachs Health Care Index               as concerns about rising interest rates
                                             (Style-Specific Index)            12.12       and fuel costs muted returns.

                                             Lipper Health/Biotech                             Health care stocks generally
                                             Fund Index (Peer Group Index)     11.48       performed fairly well as demand for
                                                                                           medical products and services has
                                             SOURCE: LIPPER, INC.                          historically remained constant
                                             ============================================  regardless of economic trends. Health care services and managed health care
=========================================================================================  were two of the better-performing industries in the sector while
HOW WE INVEST                                unfilled market segments.                     pharmaceuticals was the weakest.

We seek health care stocks of all market         We seek to manage risk by generally:          Over the reporting period, we
capitalizations from around the world                                                      reduced the Fund's exposure to
that we believe are attractively priced      o limiting investments in a single stock      pharmaceutical stocks from about 45% to
and have the potential to benefit from                                                     35% of the portfolio. U.S. drug
long-term earnings and cash flow growth.     o diversifying across industries              companies faced several challenges,
                                                                                           including a general lack of new
    We typically invest in four broad        o monitoring political trends that could      products, patent expirations and a
segments of the health care sector:          negatively affect a specific industry.        well-publicized court decision
pharmaceuticals, biotechnology, medical                                                    concerning one company's arthritis pain
technology and health care services. We          We may sell a holding when:               killer. We trimmed the portfolio's
look for companies that are financially                                                    holdings in large-cap U.S. drug makers,
healthy and, in our opinion, likely to       o we identify a more attractive               which were more severely affected by
sustain their profitability. We assess       investment opportunity                        these trends. For example, we
the long-term commercial potential of
each company's current and prospective       o we see a deterioration of a company's
products, especially products that fill      fundamentals
otherwise
                                             o a company fails to capitalize on a
                                             market opportunity

                                             o a change in management occurs


===========================================  ============================================  =========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

By country                                   1.  Pharmaceuticals                 35.5%     1.  Roche Holding A.G. (Switzerland) 8.5%

United States                     76.3%      2.  Health Care Equipment           19.1      2.  Protein Design Labs, Inc.        4.2

Switzerland                       11.4       3.  Biotechnology                   19.0      3.  Wyeth                            3.8

France                             3.0       4.  Managed Health Care             10.7      4.  Amgen Inc.                       2.9

Japan                              2.6       5.  Health Care Services             5.1      5.  Novartis A.G.-ADR (Switzerland)  2.9

United Kingdom                     2.1                                                     6.  WellPoint,Inc.                   2.8
                                             TOTAL NET ASSETS          $257.7 MILLION
Canada                             1.0       TOTAL NUMBER OF HOLDINGS*            106      7.  UnitedHealth Group, Inc.         2.4

Denmark                            0.6                                                     8.  Guidant Corp.                    2.2

Israel                             0.6                                                     9.  Biogen Idec Inc.                 2.1

Germany                            0.5                                                     10. Shire PLC-ADR (United Kingdom)   2.1

Netherlands                        0.2

Money Market Funds Plus
Other Assets Less Liabilities      1.7


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

===========================================  ============================================  =========================================

AIM V.I. GLOBAL HEALTH CARE FUND

reduced our position in PFIZER, a            was the leading contributor to                            MICHAEL YELLEN, senior
leading U.S. drug manufacturer whose         Fund performance and one of our top             [YELLEN   portfolio manager, is the
stock detracted from performance. The        holdings. The company reported a 21%             PHOTO]   lead manager of AIM V.I.
company is facing patent litigation          increase in revenue for the third                         Global Health Care Fund. He
involving one of its key products,           quarter of 2005 compared to the same                      began his investment
Lipitor--REGISTERED TRADEMARK--, used        period for the previous year. The             industry career in 1991 and joined AIM
to lower cholesterol. Although the           company's stock also appreciated because      in 1998. Mr. Yellen received his B.A.
company reduced its earnings estimates       of its merger with UNITEDHEALTH GROUP.        from Stanford University.
for 2005, we continued to hold the stock
because of its attractive valuation and          We reduced our exposure to                            SUNAINA MURTHY, senior
Pfizer's industry-leading position.          biotechnology, the industry that                [MURTHY   analyst, is a senior analyst
                                             detracted the most from Fund                     PHOTO]   with AIM V.I. Global Health
    Japanese pharmaceutical company          performance. A stock that detracted from                  Care Fund. Ms. Murthy began
stocks, which benefited from a series of     returns was OSI PHARMACEUTICALS, which                    her career in cancer
corporate consolidations in Japan,           is involved in the development of             research at the University of
generally performed well for the Fund.       chemotherapy and drugs for the treatment      Pennsylvania before joining a
Eisai, for example, was a strong             of malignant tumors. The company              biotechnology-focused venture capital
contributor to Fund returns. Known for       reported a loss for the third quarter of      firm. Ms. Murthy worked as an analyst at
Aricept--REGISTERED TRADEMARK--, a drug      2005. We reduced our holdings in this         the advisor from 2001 to 2004, and
used in treatment of Alzheimer's             stock.                                        rejoined the firm in 2005. Ms. Murthy
disease, Eisai reported a more than 9%                                                     earned a B.S. in molecular genetics from
increase in earnings for the first half      IN CLOSING                                    the University of Rochester and an M.S.
of its fiscal year compared to the same                                                    in biotechnology from Northwestern
period in 2004.                              We are pleased to have provided positive      University.
                                             returns for our investors. We remain
    We shifted some of the profits from      optimistic about the long-term prospects                  DEREK M. TANER, Chartered
the sale of a portion of our Japanese        for health care stocks. As the                   [TANER   Financial Analyst, portfolio
holdings into European drug companies,       population ages, we expect the demand            PHOTO]   manager, is portfolio
which generally have stronger product        for health services and products to                       manager of AIM V.I. Global
pipelines and are facing fewer patent        increase. Moreover, we believe this                       Health Care Fund. Mr. Taner
expirations than their U.S. counter-         demand will continue to be largely            began his investment career in 1993 with
parts. We also found stocks in this          unaffected by economic trends. We thank       another employer, where he worked as a
region that we considered attractively       you for your investment in AIM V.I.           fixed income analyst, assistant
valued. One stock we added was ROCHE         Global Health Care Fund.                      portfolio manger and manager of a health
HOLDING, a Swiss drug company which was                                                    care fund. Mr. Taner assumed his current
one of our best performers for the year.     THE VIEWS AND OPINIONS EXPRESSED IN           position with AIM in 2005. He holds a
The company, which has very few expiring     MANAGEMENT'S DISCUSSION OF FUND               B.S. in accounting and an M.B.A. from
patents, reported a 17% increase in          PERFORMANCE ARE THOSE OF A I M ADVISORS,      the Haas School of Business at the
sales for the first nine months of 2005      INC. THESE VIEWS AND OPINIONS ARE             University of California at Berkeley.
compared to the same period for the          SUBJECT TO CHANGE AT ANY TIME BASED ON
previous year, including strong sales of     FACTORS SUCH AS MARKET AND ECONOMIC           On January 17, 2006, after the close of
its cancer drug, Avastin--REGISTERED         CONDITIONS. THESE VIEWS AND OPINIONS MAY      the reporting period, Derek M. Taner
TRADEMARK--.                                 NOT BE RELIED UPON AS INVESTMENT ADVICE       became lead portfolio manager of AIM
                                             OR RECOMMENDATIONS, OR AS AN OFFER FOR A      V.I. Global Health Care Fund. Michael
    We believe the restructuring of our      PARTICULAR SECURITY. THE INFORMATION IS       Yellen remains on the team as a senior
pharmaceutical holdings was largely          NOT A COMPLETE ANALYSIS OF EVERY ASPECT       analyst based in Tokyo. Sunaina Murthy
responsible for this industry                OF ANY MARKET, COUNTRY, INDUSTRY,             has left the team.
contributing positively to our               SECURITY OR THE FUND. STATEMENTS OF FACT
performance for the year.                    ARE FROM SOURCES CONSIDERED RELIABLE,
                                             BUT A I M ADVISORS, INC. MAKES NO
    While pharmaceuticals remained the       REPRESENTATION OR WARRANTY AS TO THEIR
portfolio's largest industry weighting,      COMPLETENESS OR ACCURACY. ALTHOUGH
we increased the Fund's exposure to          HISTORICAL PERFORMANCE IS NO GUARANTEE
managed health care, health care             OF FUTURE RESULTS, THESE INSIGHTS MAY
facilities and health care services over     HELP YOU UNDERSTAND OUR INVESTMENT
the period, and these were the               MANAGEMENT PHILOSOPHY.                                  [RIGHT ARROW GRAPHIC]
industries that contributed the most to
Fund performance. Companies in these                                                       FOR A DISCUSSION OF THE RISKS OF
industries benefited from efforts to                                                       INVESTING IN YOUR FUND, INDEXES USED IN
contain employee health care costs.                                                        THIS REPORT AND YOUR FUND'S LONG-TERM
PACIFICARE HEALTH SYSTEMS, one of the                                                      PERFORMANCE, PLEASE TURN TO PAGES 4 AND
nation's largest consumer health                                                           5.
organizations with approximately 3.3
million health plan members,

AIM V.I. GLOBAL HEALTH CARE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 5/21/97, index data from 5/31/97




====================================================================================================================================

                                                          [MOUNTAIN CHART]

DATE                   AIM V.I. GLOBAL                                        LIPPER                  GOLDMAN SACHS
                      HEALTH CARE FUND-              S&P 500              HEALTH/BIOTECH               HEALTH CARE
                       SERIES I SHARES                INDEX                 FUND INDEX                    INDEX
5/21/97                    $10000
  05/97                     10000                    $10000                    $10000                    $10000
  06/97                     10000                     10445                     10505                     10781
  07/97                      9930                     11275                     10848                     11118
  08/97                     10250                     10644                     10556                     10491
  09/97                     10610                     11227                     11402                     11066
  10/97                     10610                     10852                     11117                     10932
  11/97                     10910                     11354                     11199                     11344
  12/97                     11040                     11549                     11252                     11676
  01/98                     11589                     11677                     11486                     12216
  02/98                     12049                     12518                     12130                     13007
  03/98                     12699                     13159                     12586                     13598
  04/98                     12999                     13294                     12678                     13955
  05/98                     12909                     13066                     12309                     13730
  06/98                     13629                     13596                     12666                     14519
  07/98                     13639                     13452                     12524                     14527
  08/98                     12289                     11509                     10696                     12614
  09/98                     13618                     12247                     12007                     14036
  10/98                     14068                     13241                     12466                     14664
  11/98                     14798                     14043                     13110                     15447
  12/98                     15768                     14852                     14177                     16376
  01/99                     15871                     15473                     14409                     16316
  02/99                     15623                     14992                     14036                     16114
  03/99                     15984                     15592                     14396                     16606
  04/99                     15108                     16196                     13698                     15833
  05/99                     14531                     15813                     13625                     15567
  06/99                     15108                     16689                     14286                     16225
  07/99                     14830                     16170                     14303                     15719
  08/99                     15367                     16090                     14695                     16024
  09/99                     14428                     15649                     13634                     14595
  10/99                     15171                     16639                     14280                     15660
  11/99                     15514                     16977                     14881                     16123
  12/99                     16536                     17976                     15644                     15713
  01/00                     17507                     17073                     16761                     16735
  02/00                     21068                     16750                     19085                     16680
  03/00                     17187                     18388                     17120                     16567
  04/00                     16309                     17835                     16945                     17307
  05/00                     16433                     17469                     17252                     17984
  06/00                     19664                     17899                     20199                     19941
  07/00                     18435                     17620                     19575                     19267
  08/00                     21056                     18713                     21330                     19964
  09/00                     22180                     17726                     22265                     20844
  10/00                     21892                     17650                     21988                     21347
  11/00                     20386                     16260                     21314                     21648
  12/00                     21587                     16340                     22477                     22431
  01/01                     19385                     16919                     20619                     20360
  02/01                     19301                     15377                     20411                     20264
  03/01                     16956                     14404                     18090                     18457
  04/01                     18279                     15522                     19494                     19056
  05/01                     18941                     15626                     20230                     19687
  06/01                     18961                     15246                     20485                     19188
  07/01                     18620                     15096                     19855                     19717
  08/01                     18454                     14152                     19585                     19212
  09/01                     17803                     13009                     18528                     19063
  10/01                     18547                     13257                     19148                     19091
  11/01                     19415                     14274                     20111                     20111
  12/01                     18868                     14399                     20125                     19731
  01/02                     17934                     14189                     18927                     18991
  02/02                     17571                     13916                     18315                     19106
  03/02                     17821                     14439                     18824                     19344
  04/02                     17229                     13564                     17871                     18135
  05/02                     17064                     13464                     17350                     17781
  06/02                     16059                     12506                     15944                     16089
  07/02                     15156                     11531                     15361                     15737
  08/02                     15062                     11607                     15164                     15850
  09/02                     15031                     10346                     14654                     15003
  10/02                     15092                     11256                     15197                     15699
  11/02                     14553                     11918                     15459                     16137
  12/02                     14252                     11218                     14851                     15579
  01/03                     14160                     10925                     14794                     15589
  02/03                     13932                     10761                     14469                     15320
  03/03                     14553                     10865                     14985                     15786
  04/03                     15227                     11759                     15731                     16513
  05/03                     15807                     12378                     17074                     17282
  06/03                     16532                     12536                     17474                     18024
  07/03                     16605                     12758                     18068                     18094
  08/03                     16212                     13006                     17836                     17699
  09/03                     16346                     12868                     17911                     17725
  10/03                     16855                     13596                     18151                     17900
  11/03                     17497                     13715                     18640                     18224
  12/03                     18212                     14434                     19385                     19196
   1/04                     18886                     14699                     20219                     19760
   2/04                     19156                     14903                     20475                     20032
   3/04                     18938                     14678                     20396                     19453
   4/04                     18855                     14448                     20726                     20147
   5/04                     18834                     14646                     20641                     20120
   6/04                     18949                     14931                     20702                     20116
   7/04                     17715                     14437                     19225                     18857
   8/04                     17882                     14495                     19369                     19090
   9/04                     18078                     14652                     19886                     19037
  10/04                     17975                     14875                     19533                     18593
  11/04                     18182                     15477                     20303                     19069
  12/04                     19591                     16004                     21660                     20399
   1/05                     18896                     15614                     20923                     19780
   2/05                     18875                     15942                     20827                     20306
   3/05                     18397                     15660                     20442                     20324
   4/05                     18728                     15363                     20995                     21129
   5/05                     19215                     15851                     21588                     21517
   6/05                     19360                     15874                     21920                     21613
   7/05                     20345                     16464                     23162                     22361
   8/05                     20717                     16314                     23416                     22459
   9/05                     20883                     16446                     23630                     22313
  10/05                     20376                     16172                     23080                     21862
  11/05                     20812                     16783                     23710                     22332
  12/05                    $21194                    $16789                    $24146                    $22870

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

    This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. GLOBAL HEALTH CARE FUND

===========================================
AVERAGE ANNUAL TOTAL RETURNS                 RULE 12b-1 FEES APPLICABLE TO SERIES II       INSURANCE FUNDS, IS CURRENTLY OFFERED
                                             SHARES. THE INCEPTION DATE OF SERIES I        THROUGH INSURANCE COMPANIES ISSUING
As of 12/31/05                               SHARES IS MAY 21, 1997. SERIES I AND          VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             SERIES II SHARES INVEST IN THE SAME           SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              PORTFOLIO OF SECURITIES AND WILL HAVE         FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/21/97)                 9.11%    SUBSTANTIALLY SIMILAR PERFORMANCE,            NOT INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                           -0.37     EXCEPT TO THE EXTENT THAT EXPENSES BORNE      PRODUCT VALUES. THEY DO NOT REFLECT
 1 Year                             8.15     BY EACH CLASS DIFFER.                         SALES CHARGES, EXPENSES AND FEES
                                                                                           ASSESSED IN CONNECTION WITH A VARIABLE
SERIES II SHARES                                 THE PERFORMANCE DATA QUOTED               PRODUCT. SALES CHARGES, EXPENSES AND
Inception                           8.84%    REPRESENT PAST PERFORMANCE AND CANNOT         FEES, WHICH ARE DETERMINED BY THE
 5 Years                           -0.62     GUARANTEE COMPARABLE FUTURE RESULTS;          VARIABLE PRODUCT ISSUERS, WILL VARY AND
 1 Year                             7.90     CURRENT PERFORMANCE MAY BE LOWER OR           WILL LOWER THE TOTAL RETURN.
                                             HIGHER. PLEASE CONTACT YOUR VARIABLE
===========================================  PRODUCT ISSUER OR FINANCIAL ADVISOR FOR           PER NASD REQUIREMENTS, THE MOST
                                             THE MOST RECENT MONTH-END VARIABLE            RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                     PRODUCT PERFORMANCE. PERFORMANCE              FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                                                                           CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Six months ended 12/31/05                        FIGURES REFLECT FUND EXPENSES, RE-        INFORMATION LINE, 866-702-4402. AS
Series I Shares                     9.42%    INVESTED DISTRIBUTIONS AND CHANGES IN         MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares                    9.29     NET ASSET VALUE. INVESTMENT RETURN AND        MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             PRINCIPAL VALUE WILL FLUCTUATE SO THAT        PRODUCT CHARGES, PLEASE CONTACT YOUR
===========================================  YOU MAY HAVE A GAIN OR LOSS WHEN YOU          VARIABLE PRODUCT ISSUER OR FINANCIAL
                                             SELL SHARES.                                  ADVISOR.
RETURNS SINCE APRIL 30, 2004, THE
INCEPTION DATE OF SERIES II SHARES ARE           AIM V.I. GLOBAL HEALTH CARE FUND, A
HISTORICAL. ALL OTHER RETURNS ARE THE        SERIES PORTFOLIO OF AIM VARIABLE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT              reflect sales charges. Performance of an
                                                                                            index of funds reflects fund expenses;
    Investing in a single-sector or          The unmanaged Standard & Poor's                performance of a market index does not.
single-region mutual fund involves           Composite Index of 500 Stocks (the S&P
greater risk and potential reward than       500--REGISTERED TRADEMARK-- INDEX) is         OTHER INFORMATION
investing in a more diversified fund.        an index of common stocks frequently
                                             used as a general measure of U.S. stock        The returns shown in management's
    Investing in smaller companies           market performance.                            discussion of Fund performance are based
involves greater risk than investing in                                                     on net asset values calculated for
more established companies, such as              The GOLDMAN SACHS HEALTH CARE INDEX        shareholder transactions. Generally
business risk, significant stock price       is a modified capitalization-weighted          accepted accounting principles require
fluctuations and illiquidity.                index designed as a benchmark for U.S.         adjustments to be made to the net assets
                                             traded securities in the health care           of the Fund at period end for financial
    The Fund may invest up to 25% of its     sector. The index includes companies in        reporting purposes, and as such, the net
assets in the securities of non-U.S.         the following categories: providers of         asset values for shareholder
issuers. Securities of Canadian issuers      health care related services,                  transactions and the returns based on
and American Depositary Receipts are not     researchers, manufacturers, and                those net asset values may differ from
subject to this 25% limitation.              distributors of pharmaceuticals, drugs         the net asset values and returns
International investing presents certain     and related sciences, and medical              reported in the Financial Highlights.
risks not associated with investing          supplies, instruments and products.            Additionally, the returns and net asset
solely in the United States. These                                                          values shown throughout this report are
include risks relating to fluctuations           The unmanaged LIPPER HEALTH/BIOTECH        at the Fund level only and do not
in the value of the U.S. dollar relative     FUND INDEX represents an average of the        include variable product issuer charges.
to the values of other currencies, the       30 largest health and biotechnology            If such charges were included, the total
custody arrangements made for the Fund's     funds tracked by Lipper, Inc., an              returns would be lower.
foreign holdings, differences in             independent mutual fund performance
accounting, political risks and the          monitor.                                           Industry classifications used in
lesser degree of public information                                                         this report are generally according to
required to be provided by non-U.S.              The Fund is not managed to track the       the Global Industry Classification
companies.                                   performance of any particular index,           Standard, which was developed by and is
                                             including the indexes defined here, and        the exclusive property and a service
    Portfolio turnover is greater than       consequently, the performance of the           mark of Morgan Stanley Capital
that of most funds, which may affect         Fund may deviate significantly from the        International Inc. and Standard &
performance.                                 performance of the indexes.                    Poor's.

                                                 A direct investment cannot be made
                                             in an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not

AIM V.I. GLOBAL HEALTH CARE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               year before expenses, which is not the
                                                                                           Fund's actual return. The Fund's actual
As a shareholder of the Fund, you incur      The table below provides information          cumulative total returns at net asset
ongoing costs, including management          about actual account values and actual        value after expenses for the six months
fees; distribution and/or service fees       expenses. You may use the information in      ended December 31, 2005, appear in the
(12b-1); and other Fund expenses. This       this table, together with the amount you      table "Cumulative Total Returns" on Page
example is intended to help you              invested, to estimate the expenses that       5.
understand your ongoing costs (in            you paid over the period. Simply divide
dollars) of investing in the Fund and to     your account value by $1,000 (for                 The hypothetical account values and
compare these costs with ongoing costs       example, an $8,600 account value divided      expenses may not be used to estimate the
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           actual ending account balance or
example is based on an investment of         result by the number in the table under       expenses you paid for the period. You
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         may use this information to compare the
period and held for the entire period        Paid During Period" to estimate the           ongoing costs of investing in the Fund
July 1, 2005, through December 31, 2005.     expenses you paid on your account during      and other funds. To do so, compare this
                                             this period.                                  5% hypothetical example with the 5%
    The actual and hypothetical expenses                                                   hypothetical examples that appear in the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR                      shareholder reports of the other funds.
the effect of any fees or other expenses     COMPARISON PURPOSES
assessed in connection with a variable                                                         Please note that the expenses shown
product; if they did, the expenses shown     The table below also provides                 in the table are meant to highlight your
would be higher while the ending account     information about hypothetical account        ongoing costs. Therefore, the
values shown would be lower.                 values and hypothetical expenses based        hypothetical information is useful in
                                             on the Fund's actual expense ratio and        comparing ongoing costs, and will not
                                             an assumed rate of return of 5% per           help you determine the relative total
                                                                                           costs of owning different funds.

====================================================================================================================================


                                                      ACTUAL                             HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING            ENDING               EXPENSES         ENDING          EXPENSES           ANNUALIZED
  SHARE               ACCOUNT VALUE      ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE     PAID DURING          EXPENSE
  CLASS                  (7/1/05)        (12/31/05)(1)           PERIOD(2)       (12/31/05)        PERIOD(2)            RATIO
Series I                $1,000.00          $1,094.20               $5.81         $1,019.66           $5.60              1.10%
Series II                1,000.00           1,092.90                7.12          1,018.40            6.87              1.35

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. GLOBAL HEALTH CARE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      o Overall performance of AIM. The Board
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                considered the overall performance of
the management of AIM V.I. Global Health     credentials and experience of the             AIM in providing investment advisory and
Care Fund (formerly known as "AIM V.I.       officers and employees of AIM who will        portfolio administrative services to the
Health Sciences Fund") (the "Fund") and,     provide investment advisory services to       Fund and concluded that such performance
as required by law, determines annually      the Fund. In reviewing the                    was satisfactory.
whether to approve the continuance of        qualifications of AIM to provide
the Fund's advisory agreement with A I M     investment advisory services, the Board       o Fees relative to those of clients of
Advisors, Inc. ("AIM"). Based upon the       reviewed the qualifications of AIM's          AIM with comparable investment
recommendation of the Investments            investment personnel and considered such      strategies. The Board reviewed the
Committee of the Board, which is             issues as AIM's portfolio and product         advisory fee rate for the Fund under the
comprised solely of independent              review process, various back office           Advisory Agreement. The Board noted that
trustees, at a meeting held on June 30,      support functions provided by AIM and         this rate (i) was the same as the
2005, the Board, including all of the        AIM's equity and fixed income trading         initial advisory fee rates for a mutual
independent trustees, approved the           operations. Based on the review of these      fund advised by AIM with investment
continuance of the advisory agreement        and other factors, the Board concluded        strategies comparable to those of the
(the "Advisory Agreement") between the       that the quality of services to be            Fund, although the advisory fee schedule
Fund and AIM for another year, effective     provided by AIM was appropriate and that      for the mutual fund included
July 1, 2005.                                AIM currently is providing satisfactory       breakpoints; (ii) was lower than the
                                             services in accordance with the terms of      advisory fee rate for two offshore funds
    The Board considered the factors         the Advisory Agreement.                       for which an AIM affiliate serves as
discussed below in evaluating the                                                          advisor with investment strategies
fairness and reasonableness of the           o The performance of the Fund relative        comparable to those of the Fund; and
Advisory Agreement at the meeting on         to comparable funds. The Board reviewed       (iii) was higher than the subadvisory
June 30, 2005 and as part of the Board's     the performance of the Fund during the        fee rates for three unaffiliated mutual
ongoing oversight of the Fund. In their      past one and three calendar years             funds for which an AIM affiliate serves
deliberations, the Board and the             against the performance of funds advised      as sub-advisor, although the total
independent trustees did not identify        by other advisors with investment             management fees paid by such
any particular factor that was               strategies comparable to those of the         unaffiliated mutual funds were higher
controlling, and each trustee attributed     Fund. The Board noted that the Fund's         than the advisory fee rate for the Fund.
different weights to the various             performance in such periods was below         The Board noted that AIM has agreed to
factors.                                     the median performance of such                waive advisory fees of the Fund and to
                                             comparable funds. The Board also noted        limit the Fund's total operating
    One of the responsibilities of the       that AIM began serving as investment          expenses, as discussed below. Based on
Senior Officer of the Fund, who is           advisor to the Fund in April 2004. The        this review, the Board concluded that
independent of AIM and AIM's affiliates,     Board noted that AIM has acknowledged         the advisory fee rate for the Fund under
is to manage the process by which the        that the Fund continues to require a          the Advisory Agreement was fair and
Fund's proposed management fees are          long-term solution to its                     reasonable.
negotiated to ensure that they are           under-performance, and that management
negotiated in a manner which is at arm's     is continuing to closely monitor the          o Fees relative to those of comparable
length and reasonable. To that end, the      performance of the Fund and analyze           funds with other advisors. The Board
Senior Officer must either supervise a       various possible long-term solutions.         reviewed the advisory fee rate for the
competitive bidding process or prepare       Based on this review, the Board               Fund under the Advisory Agreement. The
an independent written evaluation. The       concluded that no changes should be made      Board compared effective contractual
Senior Officer has recommended an            to the Fund and that it was not               advisory fee rates at a common asset
independent written evaluation in lieu       necessary to change the Fund's portfolio      level and noted that the Fund's rate was
of a competitive bidding process and,        management team at this time.                 above the median rate of the funds
upon the direction of the Board, has                                                       advised by other advisors with
prepared such an independent written         o The performance of the Fund relative        investment strategies comparable to
evaluation. Such written evaluation also     to indices. The Board reviewed the            those of the Fund that the Board
considered certain of the factors            performance of the Fund during the past       reviewed. The Board noted that AIM has
discussed below. In addition, as             one, three and five calendar years            agreed to waive advisory fees of the
discussed below, the Senior Officer made     against the performance of the Lipper         Fund and to limit the Fund's total
certain recommendations to the Board in      Health/Biotech Fund Index. The Board          operating expenses, as discussed below.
connection with such written evaluation.     noted that the Fund's performance in          Based on this review, the Board
                                             such periods was below the performance        concluded that the advisory fee rate for
    The discussion below serves as a         of such Index. The Board also noted that      the Fund under the Advisory Agreement
summary of the Senior Officer's              AIM began serving as investment advisor       was fair and reasonable.
independent written evaluation and           to the Fund in April 2004. The Board
recommendations to the Board in              noted that AIM has acknowledged that the      o Expense limitations and fee waivers.
connection therewith, as well as a           Fund continues to require a long-term         The Board noted that AIM has
discussion of the material factors and       solution to its under-performance, and        contractually agreed to waive advisory
the conclusions with respect thereto         that management is continuing to closely      fees of the Fund through June 30, 2006
that formed the basis for the Board's        monitor the performance of the Fund and       to the extent necessary so that the
approval of the Advisory Agreement.          analyze various possible long-term            advisory fees payable by the Fund do not
After consideration of all of the            solutions. Based on this review, the          exceed a specified maximum advisory fee
factors below and based on its informed      Board concluded that no changes should        rate, which maximum rate includes
business judgment, the Board determined      be made to the Fund and that it was not       breakpoints and is based on net asset
that the Advisory Agreement is in the        necessary to change the Fund's portfolio      levels. The Board considered the
best interests of the Fund and its           management team at this time.                 contractual nature of this fee waiver
shareholders and that the compensation                                                     and noted that it remains in effect
to AIM under the Advisory Agreement is       o Meeting with the Fund's portfolio           until June 30, 2006. The Board also
fair and reasonable and would have been      managers and investment personnel. With       noted that AIM has contractually agreed
obtained through arm's length                respect to the Fund, the Board is             to waive fees and/or limit expenses of
negotiations.                                meeting periodically with such Fund's         the Fund through April 30, 2006 so that
                                             portfolio managers and/or other               total annual operating expenses are
o The nature and extent of the advisory      investment personnel and believes that        limited to a specified percentage of
services to be provided by AIM. The          such individuals are competent and able       average daily net assets for each class
Board reviewed the services to be            to continue to carry out their                of the Fund. The Board considered the
provided by AIM under the Advisory           responsibilities under the Advisory           contractual nature of this fee
Agreement. Based on such review, the         Agreement.                                    waiver/expense limitation and noted that
Board concluded that the range of                                                          it remains in effect until April 30,
services to be provided by AIM under the                                                   2006. The Board considered the effect
Advisory Agreement was appropriate and                                                     these fee waivers/expense limitations
that AIM currently is providing services                                                   would have on the Fund's estimated
in accordance with the terms of the                                                        expenses and concluded that the levels
Advisory Agreement.                                                                        of fee waivers/expense limitations for
                                                                                           the Fund were fair and reasonable.

                                                                                                                         (continued)

AIM V.I. GLOBAL HEALTH CARE FUND


o Breakpoints and economies of scale.        o Independent written evaluation and          concluded that it was beneficial to
The Board reviewed the structure of the      recommendations of the Fund's Senior          maintain the current relationship, in
Fund's advisory fee under the Advisory       Officer. The Board noted that, upon           part, because of such knowledge. The
Agreement, noting that it does not           their direction, the Senior Officer of        Board also reviewed the general nature
include any breakpoints. The Board           the Fund, who is independent of AIM and       of the non-investment advisory services
considered whether it would be               AIM's affiliates, had prepared an             currently performed by AIM and its
appropriate to add advisory fee              independent written evaluation in order       affiliates, such as administrative,
breakpoints for the Fund or whether, due     to assist the Board in determining the        transfer agency and distribution
to the nature of the Fund and the            reasonableness of the proposed                services, and the fees received by AIM
advisory fee structures of comparable        management fees of the AIM Funds,             and its affiliates for performing such
funds, it was reasonable to structure        including the Fund. The Board noted that      services. In addition to reviewing such
the advisory fee without breakpoints.        the Senior Officer's written evaluation       services, the trustees also considered
Based on this review, the Board              had been relied upon by the Board in          the organizational structure employed by
concluded that it was not necessary to       this regard in lieu of a competitive          AIM and its affiliates to provide those
add advisory fee breakpoints to the          bidding process. In determining whether       services. Based on the review of these
Fund's advisory fee schedule. The Board      to continue the Advisory Agreement for        and other factors, the Board concluded
reviewed the level of the Fund's             the Fund, the Board considered the            that AIM and its affiliates were
advisory fees, and noted that such fees,     Senior Officer's written evaluation and       qualified to continue to provide
as a percentage of the Fund's net            the recommendation made by the Senior         non-investment advisory services to the
assets, would remain constant under the      Officer to the Board that the Board           Fund, including administrative, transfer
Advisory Agreement because the Advisory      consider implementing a process to            agency and distribution services, and
Agreement does not include any               assist them in more closely monitoring        that AIM and its affiliates currently
breakpoints. The Board noted that AIM        the performance of the AIM Funds. The         are providing satisfactory
has contractually agreed to waive            Board concluded that it would be              non-investment advisory services.
advisory fees of the Fund through June       advisable to implement such a process as
30, 2006 to the extent necessary so that     soon as reasonably practicable.               o Other factors and current trends. In
the advisory fees payable by the Fund do                                                   determining whether to continue the
not exceed a specified maximum advisory      o Profitability of AIM and its                Advisory Agreement for the Fund, the
fee rate, which maximum rate includes        affiliates. The Board reviewed                Board considered the fact that AIM,
breakpoints and is based on net asset        information concerning the profitability      along with others in the mutual fund
levels. The Board concluded that the         of AIM's (and its affiliates')                industry, is subject to regulatory
Fund's fee levels under the Advisory         investment advisory and other activities      inquiries and litigation related to a
Agreement therefore would not reflect        and its financial condition. The Board        wide range of issues. The Board also
economies of scale, although the             considered the overall profitability of       considered the governance and compliance
advisory fee waiver reflects economies       AIM, as well as the profitability of AIM      reforms being undertaken by AIM and its
of scale.                                    in connection with managing the Fund.         affiliates, including maintaining an
                                             The Board noted that AIM's operations         internal controls committee and
o Investments in affiliated money market     remain profitable, although increased         retaining an independent compliance
funds. The Board also took into account      expenses in recent years have reduced         consultant, and the fact that AIM has
the fact that uninvested cash and cash       AIM's profitability. Based on the review      undertaken to cause the Fund to operate
collateral from securities lending           of the profitability of AIM's and its         in accordance with certain governance
arrangements (collectively, "cash            affiliates' investment advisory and           policies and practices. The Board
balances") of the Fund may be invested       other activities and its financial            concluded that these actions indicated a
in money market funds advised by AIM         condition, the Board concluded that the       good faith effort on the part of AIM to
pursuant to the terms of an SEC              compensation to be paid by the Fund to        adhere to the highest ethical standards,
exemptive order. The Board found that        AIM under its Advisory Agreement was not      and determined that the current
the Fund may realize certain benefits        excessive.                                    regulatory and litigation environment to
upon investing cash balances in AIM                                                        which AIM is subject should not prevent
advised money market funds, including a      o Benefits of soft dollars to AIM. The        the Board from continuing the Advisory
higher net return, increased liquidity,      Board considered the benefits realized        Agreement for the Fund.
increased diversification or decreased       by AIM as a result of brokerage
transaction costs. The Board also found      transactions executed through "soft
that the Fund will not receive reduced       dollar" arrangements. Under these
services if it invests its cash balances     arrangements, brokerage commissions paid
in such money market funds. The Board        by the Fund and/or other funds advised
noted that, to the extent the Fund           by AIM are used to pay for research and
invests in affiliated money market           execution services. This research is
funds, AIM has voluntarily agreed to         used by AIM in making investment
waive a portion of the advisory fees it      decisions for the Fund. The Board
receives from the Fund attributable to       concluded that such arrangements were
such investment. The Board further           appropriate.
determined that the proposed securities
lending program and related procedures       o AIM's financial soundness in light of
with respect to the lending Fund is in       the Fund's needs. The Board considered
the best interests of the lending Fund       whether AIM is financially sound and has
and its respective shareholders. The         the resources necessary to perform its
Board therefore concluded that the           obligations under the Advisory
investment of cash collateral received       Agreement, and concluded that AIM has
in connection with the securities            the financial resources necessary to
lending program in the money market          fulfill its obligations under the
funds according to the procedures is in      Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders.             o Historical relationship between the
                                             Fund and AIM. In determining whether to
                                             continue the Advisory Agreement for the
                                             Fund, the Board also considered the
                                             prior relationship between AIM and the
                                             Fund, as well as the Board's knowledge
                                             of AIM's operations, and

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                        SHARES     VALUE
    ------------------------------------------------------------------------
    DOMESTIC COMMON STOCKS-76.32%
    BIOTECHNOLOGY-18.54%
    Alexion Pharmaceuticals, Inc./(a)/                   17,707 $    358,567
    ------------------------------------------------------------------------
    Amgen Inc./(a)/                                      94,939    7,486,890
    ------------------------------------------------------------------------
    ARIAD Pharmaceuticals, Inc./(a)/                     92,801      542,886
    ------------------------------------------------------------------------
    Array BioPharma Inc./(a)/                            49,796      349,070
    ------------------------------------------------------------------------
    Biogen Idec Inc./(a)/                               121,530    5,508,955
    ------------------------------------------------------------------------
    Charles River Laboratories International, Inc./(a)/  54,784    2,321,198
    ------------------------------------------------------------------------
    Coley Pharmaceutical Group, Inc./(a)(b)/             40,657      616,360
    ------------------------------------------------------------------------
    Cubist Pharmaceuticals, Inc./(a)/                    70,509    1,498,316
    ------------------------------------------------------------------------
    DOV Pharmaceutical, Inc./(a)/                        43,519      638,859
    ------------------------------------------------------------------------
    Encysive Pharmaceuticals Inc./(a)/                   58,000      457,620
    ------------------------------------------------------------------------
    Genzyme Corp./(a)/                                   32,756    2,318,470
    ------------------------------------------------------------------------
    Human Genome Sciences, Inc./(a)/                    152,441    1,304,895
    ------------------------------------------------------------------------
    Idenix Pharmaceuticals, Inc./(a)(b)/                 33,870      579,516
    ------------------------------------------------------------------------
    InterMune, Inc./(a)(b)/                              34,284      575,971
    ------------------------------------------------------------------------
    Invitrogen Corp./(a)/                                24,500    1,632,680
    ------------------------------------------------------------------------
    Keryx Biopharmaceuticals, Inc./(a)/                  23,006      336,808
    ------------------------------------------------------------------------
    MannKind Corp./(a)(b)/                               53,748      605,202
    ------------------------------------------------------------------------
    MedImmune, Inc./(a)/                                110,498    3,869,640
    ------------------------------------------------------------------------
    NPS Pharmaceuticals, Inc./(a)/                       37,594      445,113
    ------------------------------------------------------------------------
    OSI Pharmaceuticals, Inc./(a)/                       29,900      838,396
    ------------------------------------------------------------------------
    Panacos Pharmaceuticals, Inc./(a)/                   81,495      564,760
    ------------------------------------------------------------------------
    Protein Design Labs, Inc./(a)/                      383,862   10,909,358
    ------------------------------------------------------------------------
    Rigel Pharmaceuticals, Inc./(a)/                     33,125      276,925
    ------------------------------------------------------------------------
    Serologicals Corp./(a)/                              91,793    1,811,994
    ------------------------------------------------------------------------
    Tercica, Inc./(a)(b)/                                39,763      285,101
    ------------------------------------------------------------------------
    Theravance, Inc./(a)/                                27,042      608,986
    ------------------------------------------------------------------------
    Vertex Pharmaceuticals Inc./(a)/                     16,058      444,325
    ------------------------------------------------------------------------
    ZymoGenetics, Inc./(a)/                              34,884      593,377
    ------------------------------------------------------------------------
                                                                  47,780,238
    ------------------------------------------------------------------------
    DRUG RETAIL-0.76%
    CVS Corp.                                            74,055    1,956,533
    ------------------------------------------------------------------------
    HEALTH CARE DISTRIBUTORS-1.51%
    Cardinal Health, Inc.                                30,274    2,081,338
    ------------------------------------------------------------------------
    PSS World Medical, Inc./(a)/                        121,439    1,802,155
    ------------------------------------------------------------------------
                                                                   3,883,493
    ------------------------------------------------------------------------
    HEALTH CARE EQUIPMENT-19.09%
    Advanced Medical Optics, Inc./(a)/                   54,451    2,276,052
    ------------------------------------------------------------------------
    ATS Medical, Inc./(a)(b)/                           135,377      372,287
    ------------------------------------------------------------------------
    Baxter International Inc.                            32,457    1,222,006
    ------------------------------------------------------------------------
    Beckman Coulter, Inc.                                19,392    1,103,405
    ------------------------------------------------------------------------
    Biomet, Inc.                                         70,629    2,582,903
    ------------------------------------------------------------------------

                                                   SHARES     VALUE
         --------------------------------------------------------------
         HEALTH CARE EQUIPMENT-(CONTINUED)
         Cytyc Corp./(a)/                           73,065 $  2,062,625
         --------------------------------------------------------------
         Dionex Corp./(a)/                          46,175    2,266,269
         --------------------------------------------------------------
         EPIX Pharmaceuticals Inc./(a)/             36,811      148,716
         --------------------------------------------------------------
         Fisher Scientific International Inc./(a)/  30,773    1,903,618
         --------------------------------------------------------------
         Guidant Corp.                              87,620    5,673,395
         --------------------------------------------------------------
         INAMED Corp./(a)/                          26,090    2,287,571
         --------------------------------------------------------------
         Medtronic, Inc.                            89,244    5,137,777
         --------------------------------------------------------------
         Mentor Corp.                               57,016    2,627,297
         --------------------------------------------------------------
         SonoSite, Inc./(a)/                        96,714    3,385,957
         --------------------------------------------------------------
         St. Jude Medical, Inc./(a)/                66,956    3,361,191
         --------------------------------------------------------------
         Stryker Corp.                              45,301    2,012,723
         --------------------------------------------------------------
         Thermo Electron Corp./(a)/                 97,504    2,937,796
         --------------------------------------------------------------
         Varian Inc./(a)/                           60,560    2,409,682
         --------------------------------------------------------------
         Varian Medical Systems, Inc./(a)/          37,966    1,911,208
         --------------------------------------------------------------
         Vnus Medical Technologies/(a)/             51,429      430,975
         --------------------------------------------------------------
         Waters Corp./(a)/                          45,236    1,709,921
         --------------------------------------------------------------
         Wright Medical Group, Inc./(a)/            67,223    1,371,349
         --------------------------------------------------------------
                                                             49,194,723
         --------------------------------------------------------------
         HEALTH CARE FACILITIES-4.18%
         Community Health Systems, Inc./(a)/       107,122    4,107,057
         --------------------------------------------------------------
         HCA Inc.                                   22,905    1,156,703
         --------------------------------------------------------------
         Kindred Healthcare, Inc./(a)/              89,717    2,311,110
         --------------------------------------------------------------
         LifePoint Hospitals, Inc./(a)/             85,515    3,206,813
         --------------------------------------------------------------
                                                             10,781,683
         --------------------------------------------------------------
         HEALTH CARE SERVICES-5.09%
         Caremark Rx, Inc./(a)/                     30,979    1,604,402
         --------------------------------------------------------------
         DaVita, Inc./(a)/                          21,919    1,109,978
         --------------------------------------------------------------
         Eclipsys Corp./(a)/                        67,608    1,279,819
         --------------------------------------------------------------
         HMS Holdings Corp./(a)/                   301,209    2,304,249
         --------------------------------------------------------------
         Medco Health Solutions, Inc./(a)/          49,686    2,772,479
         --------------------------------------------------------------
         Pharmaceutical Product Development, Inc.   65,361    4,049,114
         --------------------------------------------------------------
                                                             13,120,041
         --------------------------------------------------------------
         HEALTH CARE SUPPLIES-1.80%
         Cooper Cos., Inc. (The)                    41,551    2,131,566
         --------------------------------------------------------------
         Gen-Probe Inc./(a)/                        12,398      604,898
         --------------------------------------------------------------
         Immucor, Inc./(a)/                         81,242    1,897,813
         --------------------------------------------------------------
                                                              4,634,277
         --------------------------------------------------------------
         LIFE & HEALTH INSURANCE-0.51%
         Universal American Financial Corp./(a)/    87,068    1,312,985
         --------------------------------------------------------------
         MANAGED HEALTH CARE-10.65%
         Aetna Inc.                                 33,713    3,179,473
         --------------------------------------------------------------

                       AIM V.I. GLOBAL HEALTH CARE FUND

                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    MANAGED HEALTH CARE-(CONTINUED)
    Aveta, Inc. (Acquired 12/21/2005;
     Cost $1,683,450)/(a)(c)(d)(e)/                    124,700 $  1,683,450
    -----------------------------------------------------------------------
    CIGNA Corp.                                         22,841    2,551,340
    -----------------------------------------------------------------------
    Coventry Health Care, Inc./(a)/                     57,315    3,264,662
    -----------------------------------------------------------------------
    Health Net, Inc./(a)/                               49,742    2,564,200
    -----------------------------------------------------------------------
    Humana Inc./(a)/                                    16,529      898,021
    -----------------------------------------------------------------------
    UnitedHealth Group Inc.                             98,157    6,099,476
    -----------------------------------------------------------------------
    WellPoint, Inc./(a)/                                90,514    7,222,112
    -----------------------------------------------------------------------
                                                                 27,462,734
    -----------------------------------------------------------------------
    PHARMACEUTICALS-14.19%
    AtheroGenics, Inc./(a)(b)/                          20,532      410,845
    -----------------------------------------------------------------------
    Endo Pharmaceuticals Holdings Inc./(a)/             60,291    1,824,406
    -----------------------------------------------------------------------
    Forest Laboratories, Inc./(a)/                      60,465    2,459,716
    -----------------------------------------------------------------------
    Impax Laboratories, Inc./(a)/                       54,726      585,568
    -----------------------------------------------------------------------
    IVAX Corp./(a)/                                     26,433      828,146
    -----------------------------------------------------------------------
    Johnson & Johnson                                   86,475    5,197,148
    -----------------------------------------------------------------------
    Lilly (Eli) and Co.                                 73,516    4,160,270
    -----------------------------------------------------------------------
    Medicines Co. (The)/(a)/                            69,399    1,211,013
    -----------------------------------------------------------------------
    Medicis Pharmaceutical Corp.-Class A                40,206    1,288,602
    -----------------------------------------------------------------------
    MGI Pharma, Inc./(a)/                               56,570      970,741
    -----------------------------------------------------------------------
    Pfizer Inc.                                        229,455    5,350,891
    -----------------------------------------------------------------------
    Salix Pharmaceuticals, Ltd./(a)/                    13,034      229,138
    -----------------------------------------------------------------------
    Sepracor Inc./(a)/                                  31,791    1,640,416
    -----------------------------------------------------------------------
    Wyeth                                              213,263    9,825,026
    -----------------------------------------------------------------------
    XenoPort, Inc./(a)/                                 33,443      601,305
    -----------------------------------------------------------------------
                                                                 36,583,231
    -----------------------------------------------------------------------
        Total Domestic Common Stocks
         (Cost $181,124,168)                                    196,709,938
    -----------------------------------------------------------------------
    FOREIGN STOCKS & OTHER EQUITY
     INTERESTS-21.93%
    CANADA-1.02%
    Biovail Corp. (Pharmaceuticals)                     64,577    1,532,412
    -----------------------------------------------------------------------
    QLT Inc. (Biotechnology)/(a)(b)/                   170,359    1,083,483
    -----------------------------------------------------------------------
                                                                  2,615,895
    -----------------------------------------------------------------------
    DENMARK-0.57%
    Novo Nordisk A.S.-Class B (Pharmaceuticals)/(f)/    25,914    1,459,100
    -----------------------------------------------------------------------
    FRANCE-3.03%
    Ipsen S.A. (Pharmaceuticals) (Acquired 12/06/2005;
     Cost $2,842,297)/(a)(c)/                          108,584    3,074,848
    -----------------------------------------------------------------------
    Sanofi-Aventis-ADR (Pharmaceuticals)               107,664    4,726,450
    -----------------------------------------------------------------------
                                                                  7,801,298
    -----------------------------------------------------------------------
    GERMANY-0.52%
    Merck KGaA (Pharmaceuticals)/(f)/                   16,146    1,337,907
    -----------------------------------------------------------------------
    ISRAEL-0.59%
    Taro Pharmaceutical Industries Ltd.
     (Pharmaceuticals)/(a)/                             50,275      702,342
    -----------------------------------------------------------------------

                                                        SHARES       VALUE
  ----------------------------------------------------------------------------
  ISRAEL-(CONTINUED)
  Teva Pharmaceutical Industries Ltd.-ADR
   (Pharmaceuticals)                                      19,137 $    823,082
  ----------------------------------------------------------------------------
                                                                    1,525,424
  ----------------------------------------------------------------------------
  JAPAN-2.56%
  Astellas Pharma Inc. (Pharmaceuticals)/(b)(f)/          14,062      545,597
  ----------------------------------------------------------------------------
  Eisai Co., Ltd. (Pharmaceuticals)/(b)(f)/               91,078    3,841,890
  ----------------------------------------------------------------------------
  Kyorin Pharmaceutical Co., Ltd. (Pharmaceuticals)        8,526      101,216
  ----------------------------------------------------------------------------
  Shionogi & Co., Ltd. (Pharmaceuticals)/(f)/            149,842    2,115,245
  ----------------------------------------------------------------------------
                                                                    6,603,948
  ----------------------------------------------------------------------------
  NETHERLANDS-0.21%
  Akzo Nobel N.V.-ADR (Diversified Chemicals)             11,979      551,992
  ----------------------------------------------------------------------------
  SWITZERLAND-11.35%
  Novartis A.G.-ADR (Pharmaceuticals)                    141,195    7,409,914
  ----------------------------------------------------------------------------
  Roche Holding A.G. (Pharmaceuticals)                   145,468   21,842,341
  ----------------------------------------------------------------------------
                                                                   29,252,255
  ----------------------------------------------------------------------------
  UNITED KINGDOM-2.08%
  Shire PLC-ADR (Pharmaceuticals)                        138,477    5,371,523
  ----------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $49,211,289)                                          56,519,342
  ----------------------------------------------------------------------------
  MONEY MARKET FUNDS-2.16%
  Premier Portfolio-Institutional Class
   (Cost $5,568,522)/(g)/                              5,568,522    5,568,522
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-100.41% (excluding investments
   purchased with cash collateral from securities
   loaned) (Cost $235,903,979)                                    258,797,802
  ----------------------------------------------------------------------------
  INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED
  MONEY MARKET FUNDS-2.17%
  Premier Portfolio-Institutional Class/(g)(h)/        5,595,032    5,595,032
  ----------------------------------------------------------------------------
  Total Money Market Funds (purchased with cash
   collateral from securities loaned)
   (Cost $5,595,032)                                                5,595,032
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-102.58% (Cost $241,499,011)                   264,392,834
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(2.58%)                            (6,645,997)
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                             $257,746,837
  ----------------------------------------------------------------------------

Investment Abbreviations:
ADR  - American Depositary Receipt
                       AIM V.I. GLOBAL HEALTH CARE FUND
Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
/(c)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $4,758,298, which represented 1.85% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
/(d)/Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2005 represented 0.65% of the Fund's Net Assets.
/(e)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security considered illiquid at December 31, 2005 was represented 0.65% of the Fund's Net Assets. See Note 1A.
/(f)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $9,299,739, which represented 3.61% of the Fund's Net Assets. See Note 1A.
/(g)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(h)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. GLOBAL HEALTH CARE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $230,335,457)*                           $253,229,280
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $11,163,554)        11,163,554
----------------------------------------------------------------------------------
    Total investments (cost $241,499,011)                             264,392,834
----------------------------------------------------------------------------------
Foreign currencies, at value (cost $6,853)                                  6,713
----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                         69,022
----------------------------------------------------------------------------------
  Dividends                                                                62,517
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          22,780
----------------------------------------------------------------------------------
    Total assets                                                      264,553,866
----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                   770,283
----------------------------------------------------------------------------------
  Fund shares reacquired                                                  224,044
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                       35,347
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                           5,595,032
----------------------------------------------------------------------------------
Accrued administrative services fees                                      165,297
----------------------------------------------------------------------------------
Accrued distribution fees--Series II                                           14
----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             122
----------------------------------------------------------------------------------
Accrued operating expenses                                                 16,890
----------------------------------------------------------------------------------
    Total liabilities                                                   6,807,029
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                          $257,746,837
----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                        $255,612,273
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                (82,929)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities, foreign currencies, foreign currency contracts and option contracts  (20,676,150)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                            22,893,643
----------------------------------------------------------------------------------
                                                                     $257,746,837
----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                             $257,735,652
----------------------------------------------------------------------------------
Series II                                                            $     11,185
----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                               12,612,434
----------------------------------------------------------------------------------
Series II                                                                     550
----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                          $      20.44
----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                          $      20.34
----------------------------------------------------------------------------------

* At December 31, 2005, securities with an aggregate value of $5,335,575 were on loan to brokers.
STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $95,995)                       $ 2,205,817
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $17,492, after compensation to counterparties of
 $130,020)                                                                      374,957
----------------------------------------------------------------------------------------
    Total investment income                                                   2,580,774
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                 2,307,364
----------------------------------------------------------------------------------------
Administrative services fees                                                    840,377
----------------------------------------------------------------------------------------
Custodian fees                                                                   49,855
----------------------------------------------------------------------------------------
Distribution fees--Series II                                                         26
----------------------------------------------------------------------------------------
Transfer agent fees                                                              23,986
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        24,503
----------------------------------------------------------------------------------------
Other                                                                            92,372
----------------------------------------------------------------------------------------
    Total expenses                                                            3,338,483
----------------------------------------------------------------------------------------
Less: Fees waived and expense offset arrangement                                (10,180)
----------------------------------------------------------------------------------------
    Net expenses                                                              3,328,303
----------------------------------------------------------------------------------------
Net investment income (loss)                                                   (747,529)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES, FOREIGN
 CURRENCY CONTRACTS AND OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to affiliates
   of $398,691)                                                              29,657,963
----------------------------------------------------------------------------------------
  Foreign currencies                                                           (154,529)
----------------------------------------------------------------------------------------
  Foreign currency contracts                                                   (126,055)
----------------------------------------------------------------------------------------
  Option contracts written                                                       41,207
----------------------------------------------------------------------------------------
                                                                             29,418,586
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (5,399,558)
----------------------------------------------------------------------------------------
  Foreign currencies                                                             (3,701)
----------------------------------------------------------------------------------------
                                                                             (5,403,259)
----------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies, foreign
 currency contracts and option contracts                                     24,015,327
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $23,267,798
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. GLOBAL HEALTH CARE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                                          2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                       $    (747,529)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies, foreign currency contracts and option contracts     29,418,586
------------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies                  (5,403,259)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                                23,267,798
------------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                            (120,420,216)
------------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                                     --
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                           (120,420,216)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                              (97,152,418)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                                    354,899,255
------------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(82,929) and $(17,730), respectively)        $ 257,746,837
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         2004
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                       $   (611,410)
----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign currencies, foreign currency contracts and option contracts    49,432,894
----------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies                (25,351,228)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                               23,470,256
----------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                             (9,291,803)
----------------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                                 9,795
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                            (9,282,008)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                              14,188,248
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                                   340,711,007
----------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(82,929) and $(17,730), respectively)        $354,899,255
----------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. GLOBAL HEALTH CARE FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Health Care Fund, formerly AIM V.I. Health Sciences Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                       AIM V.I. GLOBAL HEALTH CARE FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
                       AIM V.I. GLOBAL HEALTH CARE FUND
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

                            AVERAGE NET ASSETS RATE
                            ------------------------
                            First $250 million 0.75%
                            ------------------------
                            Next $250 million  0.74%
                            ------------------------
                            Next $500 million  0.73%
                            ------------------------
                            Next $1.5 billion  0.72%
                            ------------------------
                            Next $2.5 billion  0.71%
                            ------------------------
                            Next $2.5 billion  0.70%
                            ------------------------
                            Next $2.5 billion  0.69%
                            ------------------------
                            Over $10 billion   0.68%
                            ------------------------

  AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $9,866.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $80,759 for accounting and fund administrative services and reimbursed $759,618 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $23,986.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $26.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
                       AIM V.I. GLOBAL HEALTH CARE FUND
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market fund. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                 CHANGE IN
                                                                                 UNREALIZED
                                         VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST      FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional Class $17,415,842 $128,833,614 $(140,680,934)      $ --      $5,568,522 $357,465    $ --
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                 CHANGE IN
                                                                                 UNREALIZED
                                         VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                    12/31/04     AT COST      FROM SALES   (DEPRECIATION)  12/31/05   INCOME*  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio--Institutional Class $ 3,476,275 $161,313,532 $(159,194,775)      $ --      $ 5,595,032 $ 17,492    $ --
------------------------------------------------------------------------------------------------------------------------------
Total                                  $20,892,117 $290,147,146 $(299,875,709)      $ --      $11,163,554 $374,957    $ --
------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $3,454,905 and sales of $1,563,797, which resulted in net realized gains of $398,691.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $314.
NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $5,133 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
                       AIM V.I. GLOBAL HEALTH CARE FUND
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 8--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2005, securities with an aggregate value of $5,335,575 were on loan to brokers. The loans were secured by cash collateral of $5,595,032 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $17,492 for securities lending transactions, which are net of compensation to counterparties.
NOTE 9--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       ---------------------
                                       NUMBER OF  PREMIUMS
                                       CONTRACTS  RECEIVED
                     ---------------------------------------
                     Beginning of year     --     $     --
                     ---------------------------------------
                     Written              369       56,755
                     ---------------------------------------
                     Closed              (169)     (20,356)
                     ---------------------------------------
                     Expired             (200)     (36,399)
                     ---------------------------------------
                     End of year           --     $     --
                     ---------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               --------------------------------------------------
               Unrealized appreciation--investments   22,694,365
               --------------------------------------------------
               Temporary book/tax differences            (24,275)
               --------------------------------------------------
               Capital loss carryforward             (20,476,873)
               --------------------------------------------------
               Post-October currency loss deferral       (58,653)
               --------------------------------------------------
               Shares of Beneficial Interest         255,612,273
               --------------------------------------------------
               Total net assets                     $257,746,837
               --------------------------------------------------

                       AIM V.I. GLOBAL HEALTH CARE FUND
  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(180.)
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $19,805,917 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010  $20,476,873
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
  On September 23, 2005, 3,903,880 Series I shares valued at $78,428,958 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $7,856,827 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund.
NOTE 11--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $239,682,071 and $344,615,505, respectively.
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS

   Aggregate unrealized appreciation of investment securities   $32,400,280
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (9,705,735)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $22,694,545
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $241,698,289.
NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of redemption-in-kind transactions, foreign currency transactions, net operating losses, and organizational expenses, on December 31, 2005, undistributed net investment income (loss) was increased by $682,330, undistributed net realized gain (loss) was decreased by $7,603,813 and shares of beneficial interest increased by $6,921,483. This reclassification had no effect on the net assets of the Fund.
                       AIM V.I. GLOBAL HEALTH CARE FUND
NOTE 13--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
    -----------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                      ----------------------------------------------------
                              2005/(A)/                     2004
                      -------------------------  -------------------------
                        SHARES        AMOUNT       SHARES        AMOUNT
    -----------------------------------------------------------------------
    Sold:
      Series I         1,865,466  $  35,904,906   5,818,123  $ 105,377,219
    -----------------------------------------------------------------------
      Series II/(b)/          --             --         550          9,795
    -----------------------------------------------------------------------
    Reacquired:
      Series I        (8,032,556)  (156,325,122) (6,430,438)  (114,669,022)
    -----------------------------------------------------------------------
                      (6,167,090) $(120,420,216)   (611,765) $  (9,282,008)
    -----------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
NOTE 14--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                 SERIES I
                                                                   ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                         2005           2004       2003         2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  18.90          $  17.57   $  13.75   $  18.20
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.06)            (0.03)     (0.03)     (0.00)/(a)/
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      1.60              1.36       3.85      (4.45)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   1.54              1.33       3.82      (4.45)
--------------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                            --                --         --         --
--------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                   $  20.44          $  18.90   $  17.57   $  13.75
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                      8.15%             7.57%     27.78%    (24.45)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $257,736          $354,889   $340,711   $232,681
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.08%/(c)(d)/     1.11%      1.07%      1.07%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.24)%/(c)/      (0.17)%    (0.20)%    (0.43)%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  82%              175%       114%       130%
--------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                        2001
---------------------------------------------------------------------------------
Net asset value, beginning of period                               $  20.89
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.01)/(a)/
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     (2.62)
---------------------------------------------------------------------------------
    Total from investment operations                                  (2.63)
---------------------------------------------------------------------------------
Less distributions from net investment income                         (0.06)
---------------------------------------------------------------------------------
  Net asset value, end of period                                   $  18.20
---------------------------------------------------------------------------------
Total return/(b)/                                                    (12.59)%
---------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $343,304
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.06%
---------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.38)%
---------------------------------------------------------------------------------
Portfolio turnover rate                                                  88%
---------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operation losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.07) and $(0.07) for the years ended December 31, 2002 and 2001, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $307,638,105. / / /(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.09% for the year ended December 31, 2005.
                       AIM V.I. GLOBAL HEALTH CARE FUND

                                                                         SERIES II
                                                            -----------------------------
                                                                               APRIL 30, 2004,
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED)
                                                             DECEMBER 31,      TO DECEMBER 31,
                                                                 2005               2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $18.86              $18.19
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)              (0.05)
------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.57                0.72
------------------------------------------------------------------------------------------------
    Total from investment operations                             1.48                0.67
------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $20.34              $18.86
------------------------------------------------------------------------------------------------
Total return/(a)/                                                7.85%               3.68%
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   11              $   10
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.33%/(b)(c)/       1.36%/(d)/
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.49)%/(b)/        (0.42)%/(d)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            82%                175%
------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $10,470.
/(c)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34% for the year ended December 31, 2005.
/(d)/Annualized.
NOTE 15--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
                       AIM V.I. GLOBAL HEALTH CARE FUND
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
                       AIM V.I. GLOBAL HEALTH CARE FUND

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                       AIM V.I. GLOBAL HEALTH CARE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Global Health Care Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Global Health Care Fund, formerly known as AIM V.I. Health Sciences Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas
                       AIM V.I. GLOBAL HEALTH CARE FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                       AIM V.I. GLOBAL HEALTH CARE FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

                       AIM V.I. GLOBAL HEALTH CARE FUND

                                             AIM V.I. GOVERNMENT SECURITIES FUND
                                Annual Report to Shareholders o December 31,2005


    AIM V.I. GOVERNMENT SECURITIES FUND seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

UNLESS OTHERWISE STATED,INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

AIM V.I. GOVERNMENT SECURITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                how much principal risk we take
                                                                                           relative to our benchmark.
========================================================================================
PERFORMANCE SUMMARY                                                                             After our top-down strategic
                                             ===========================================   decisions, we identify securities we
For the year ended December 31, 2005,        FUND VS. INDEXES                              believe are undervalued given the
the performance for both Series I                                                          prevailing market environment or
and Series II shares of your Fund was        TOTAL RETURNS, 12/31/04-12/31/05, EXCLUDING   potential future developments.
slightly below that of the Fund's            VARIABLE PRODUCT ISSUER CHARGES. IF           Examples of this security selection
broad market and style-specific              VARIABLE PRODUCT ISSUER CHARGES WERE          process include: (1) deciding whether
indexes. The primary difference in the       INCLUDED, RETURNS WOULD BE LOWER.             to buy callable securities, (2)
Fund's performance and the indexes is                                                      deciding how many months or years of
that indexes have no expenses.               Series I Shares                       1.66%   call protection we want, and (3)
                                                                                           identifying mortgage-backed securities
     Your Fund's long-term performance       Series II Shares                      1.41    that might exhibit faster or slower
appears on Pages 4 and 5.                                                                  refinancing activity than other
                                             Lehman Brothers U.S. Aggregate                mortgages with the same coupon and
                                             Bond Index (Broad Market Index)       2.43    maturity.

                                             Lehman Brothers Intermediate U.S.                  Instances when we sell a security
                                             Government and Mortgage Index                 include, but are not limited to:
                                             (Style-specific Index)                2.19
                                                                                           o a change in the economic or market
                                             Lipper Intermediate U.S. Government           outlook indicates assets should be
                                             Bond Fund Index (Peer Group Index)    1.85    reallocated

                                             SOURCE: LIPPER, INC.                          o a mortgage security is prepaying
                                             ===========================================   faster or slower than we would like

========================================================================================   o a security is likely to be called,
                                                                                           and we prefer to own one with a longer
HOW WE INVEST                                     We begin by assessing the overall        maturity date
                                             economic environment and its likely
We believe that in a variety of market       impact on the level and direction of          o a security has become fully valued
environments, a portfolio of                 interest rates. We develop a six- to
intermediate-maturity bonds and              12-month strategic outlook, and we            MARKET CONDITIONS AND YOUR FUND
mortgage-backed securities (MBS)             look to take advantage of shorter-term
guaranteed by the U.S. government and        tactical opportunities when they              When the year 2005 began, the federal
its agencies has the potential to            arise. This strategic outlook helps           funds target rate was 2.25%. The
provide a more efficient risk/return         determine where we allocate Fund              federal funds rate is the interest
tradeoff than a portfolio holding only       assets among the three sectors                rate at which depository institutions
one of these asset classes.                  represented in our style-specific             lend money overnight to one another
                                             benchmark--U.S. Treasuries, U.S.              from their Federal Reserve balances.
     We seek to enhance returns              agency bonds and U.S. agency MBS--and         Changes in this rate affect short-term
relative to our benchmarks by using          where we position the Fund's duration         interest rates throughout the
calculated risks in sector allocation,       within a band of plus or minus 1.50           financial marketplace.
duration management and security             years around our benchmark's duration.
selection to take advantage of               This duration band places limits on                During the course of the year,
prevailing market conditions and                                                           the Federal Reserve's Federal Open
likely future developments.                                                                Market Committee (FOMC) raised the
                                                                                           overnight target rate eight

==========================================   ===========================================   ========================================


PORTFOLIO COMPOSITION                        TOP FIXED INCOME ISSUERS*

By sector, based on total                    1. Federal National Mortgage                  TOTAL NET ASSETS        $831.7 MILLION
investments                                     Association (FNMA)              36.8%
                                                                                           TOTAL NUMBER OF HOLDINGS*          644
              [PIE CHART]                    2. Federal Home Loan
                                                Mortgage Corp. (FHLMC)          32.7
Mortgage U.S. Agency
Obligations                   66.8%          3. Federal Home
                                                Loan Bank (FHLB)                14.3
Non-Mortgage U.S. Agency
Obligations                   20.3%          4. Government National
                                                Mortgage Association (GNMA)     11.6
U.S. Treasury Obligations      7.7%
                                             5. U.S. Treasury                    8.8
Money Market Funds             5.2%
                                             6. Federal Farm
                                                Credit Bank                      3.0

                                             7. Tennessee Valley
                                                Authority                        1.4

                                             8. Private Export
                                                Funding Company                  0.5


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

==========================================   ===========================================   ========================================

AIM V.I. GOVERNMENT SECURITIES FUND



times, each time in increments of 25         the benchmark was 3.49 years. Our                         SCOT W. JOHNSON,
basis points (0.25%), so that by             short-duration strategy benefited the          [JOHNSON   Chartered Financial
year-end, the rate stood at 4.25%.           Fund in that its performance would              PHOTO]    Analyst,senior portfolio
                                             have exceeded that of the benchmark                       manager, is lead portfolio
     This monetary tightening, of            had expenses not been included in Fund                    manager of AIM V.I.
course, affected short-term interest         performance. A market index such as                       Government Securities Fund.
rates in general and short-term              the Lehman Brothers Intermediate U.S.         Mr. Johnson joined AIM in 1994. He
Treasuries in particular. What Federal       Government and Mortgage Index does not        received both a B.A. in economics and
Reserve Chairman Alan Greenspan              have expenses, and no one can invest          an M.B.A. in finance from Vanderbilt
described as a "conundrum" was the           in such an index.                             University.
fact that long-term Treasury rates did
not respond to the committee's actions            Another ongoing strategy employed                    CLINT W. DUDLEY, Chartered
as they have in the past. In fact, by        by your Fund is the use of a type of           [DUDLEY    Financial Analyst, portfolio
the end of 2005, the yields on               short-term borrowing known as a                 PHOTO]    manager, is a manager of AIM
long-term maturity Treasuries were           reverse repurchase agreement (reverse                     V.I. Government Securities
lower than they were before this round       repo), whereby a fund loans securities                    Fund. Mr. Dudley joined AIM
of monetary tightening began, and the        in exchange for cash according to an                      in 1998, was promoted to
difference in yield between                  agreement stipulating when the                money market portfolio manager in 2000
three-month and 30-year Treasuries was       borrower will return the securities.          and assumed his current duties in
less than 50 basis points.                   That fund can then deploy the cash in         2001. He received both a B.B.A. and an
                                             an effort to enhance total return by          M.B.A. from Baylor University.
     In this year of continued FOMC          purchasing a security either to
rate increases, we did not change our        provide additional income or to take          Assisted by the Taxable Investment
investment strategies. We continued to       advantage of capital appreciation             Grade Bond Team
1) keep the duration of the Fund's           opportunities. Your Fund uses reverse
portfolio at less than three years, 2)       repos to provide ready cash to take
maintain a portfolio duration shorter        advantage of tactical opportunities
than the Fund's benchmark, or                that may arise.
style-specific index, and 3) invest in
a fairly consistent weighting of             IN CLOSING
mortgage-backed securities.
                                             Our ongoing strategy is to position
     Our rationale for maintaining           the Fund's sector allocations to
these strategies can be summarized as        provide an efficient risk/return
follows.                                     relationship so that expected returns
                                             are appropriate for the level of risk
o We maintain a short-duration stance        taken. We believe that by managing
during periods of rising interest            sector weights and portfolio duration,
rates based on the knowledge that a          we can navigate through or take
portfolio of longer duration may             advantage of prevailing market
result in somewhat higher returns, but       conditions. We are pleased to have
greater share price instability can          provided competitive returns while
also result.                                 maintaining a relatively stable share
                                             price over the period. Thank you for
o We maintain a shorter duration than        your continued investment in AIM V.I.
the benchmark so as to position the          Government Securities Fund.
Fund defensively among our peers. We
believe that our defensive positioning       THE VIEWS AND OPINIONS EXPRESSED IN
in a rising-rate environment can             MANAGEMENT'S DISCUSSION OF FUND
provide shareholders greater safety of       PERFORMANCE ARE THOSE OF A I M
principal.                                   ADVISORS, INC. THESE VIEWS AND
                                             OPINIONS ARE SUBJECT TO CHANGE AT ANY
o While the high-coupon, low-duration,       TIME BASED ON FACTORS SUCH AS MARKET
seasoned mortgages in which we invest        AND ECONOMIC CONDITIONS. THESE VIEWS
provide the highest yield of any             AND OPINIONS MAY NOT BE RELIED UPON AS
sector in which we invest, they also         INVESTMENT ADVICE OR RECOMMENDATIONS,
help us manage the duration of the           OR AS AN OFFER FOR A PARTICULAR
Fund, enabling us to maintain our            SECURITY. THE INFORMATION IS NOT A
defensive positioning.                       COMPLETE ANALYSIS OF EVERY ASPECT OF
                                             ANY MARKET, COUNTRY, INDUSTRY,
     In the Lehman Brothers                  SECURITY OR THE FUND. STATEMENTS OF
Intermediate U.S. Government and             FACT ARE FROM SOURCES CONSIDERED
Mortgage Index (our benchmark),              RELIABLE, BUT A I M ADVISORS, INC.
government obligations (Treasuries and       MAKES NO REPRESENTATION OR WARRANTY AS
agencies) yielded 1.68%, while               TO THEIR COMPLETENESS OR ACCURACY.
mortgage-backed securities yielded           ALTHOUGH HISTORICAL PERFORMANCE IS NO
2.61%. We consistently maintained our        GUARANTEE OF FUTURE RESULTS, THESE
largest weighting in mortgages, the          INSIGHTS MAY HELP YOU UNDERSTAND OUR                 [RIGHT ARROW GRAPHIC]
highest-yielding securities in the           INVESTMENT MANAGEMENT PHILOSOPHY.
index.                                                                                     FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
     At the end of the fiscal year,                                                        THIS REPORT AND YOUR FUND'S LONG-TERM
your Fund's duration was 2.77 years,                                                       PERFORMANCE, PLEASE TURN TO PAGES 4
while the duration of                                                                      AND 5.

AIM V.I. GOVERNMENT SECURITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 12/31/95

====================================================================================================================================

                                                          [MOUNTAIN CHART]

              DATE               AIM V.I. GOVERNMENT        LEHMAN BROTHERS   LEHMAN BROTHERS INTERMEDIATE  LIPPER INTERMEDIATE
                                   SECURITIES FUND-         U.S. AGGREGATE           U.S. GOVERNMENT          U.S. GOVERNMENT
                                   SERIES I SHARES            BOND INDEX           AND MORTGAGE INDEX         BOND FUND INDEX

            12/31/95                   $10000                   $10000                   $10000                   $10000
                1/96                    10069                    10066                    10081                    10067
                2/96                     9873                     9891                     9984                     9907
                3/96                     9804                     9823                     9942                     9839
                4/96                     9745                     9767                     9913                     9783
                5/96                     9706                     9748                     9898                     9762
                6/96                     9824                     9879                    10014                     9872
                7/96                     9854                     9906                    10047                     9894
                8/96                     9834                     9889                    10054                     9882
                9/96                     9981                    10061                    10201                    10036
               10/96                    10168                    10284                    10382                    10233
               11/96                    10316                    10460                    10517                    10392
               12/96                    10230                    10363                    10461                    10303
                1/97                    10261                    10395                    10518                    10331
                2/97                    10271                    10421                    10543                    10348
                3/97                    10188                    10305                    10466                    10250
                4/97                    10322                    10459                    10605                    10388
                5/97                    10394                    10558                    10697                    10473
                6/97                    10498                    10684                    10803                    10584
                7/97                    10737                    10972                    11004                    10843
                8/97                    10654                    10878                    10969                    10753
                9/97                    10788                    11039                    11097                    10901
               10/97                    10912                    11199                    11224                    11045
               11/97                    10944                    11250                    11254                    11077
               12/97                    11063                    11364                    11350                    11181
                1/98                    11187                    11509                    11482                    11326
                2/98                    11177                    11501                    11487                    11305
                3/98                    11218                    11540                    11529                    11340
                4/98                    11270                    11601                    11589                    11389
                5/98                    11374                    11711                    11667                    11488
                6/98                    11467                    11810                    11735                    11582
                7/98                    11498                    11835                    11787                    11605
                8/98                    11684                    12028                    11955                    11820
                9/98                    11923                    12309                    12170                    12101
               10/98                    11861                    12244                    12173                    12032
               11/98                    11891                    12314                    12183                    12050
               12/98                    11918                    12351                    12232                    12094
                1/99                    11993                    12439                    12302                    12154
                2/99                    11758                    12222                    12192                    11926
                3/99                    11821                    12289                    12274                    12003
                4/99                    11853                    12328                    12319                    12035
                5/99                    11725                    12220                    12246                    11923
                6/99                    11672                    12181                    12233                    11884
                7/99                    11641                    12130                    12191                    11842
                8/99                    11641                    12123                    12199                    11830
                9/99                    11758                    12264                    12352                    11958
               10/99                    11801                    12309                    12401                    11984
               11/99                    11801                    12308                    12409                    11985
               12/99                    11760                    12249                    12375                    11926
                1/00                    11716                    12209                    12298                    11889
                2/00                    11848                    12357                    12422                    12020
                3/00                    11970                    12519                    12560                    12173
                4/00                    11959                    12484                    12563                    12129
                5/00                    11970                    12478                    12581                    12116
                6/00                    12169                    12737                    12819                    12349
                7/00                    12236                    12853                    12902                    12444
                8/00                    12380                    13039                    13075                    12621
                9/00                    12479                    13121                    13201                    12706
               10/00                    12557                    13208                    13294                    12796
               11/00                    12745                    13424                    13492                    13006
               12/00                    12951                    13673                    13718                    13259
                1/01                    13080                    13897                    13918                    13439
                2/01                    13184                    14018                    14019                    13572
                3/01                    13208                    14088                    14108                    13634
                4/01                    13150                    14030                    14101                    13555
                5/01                    13196                    14114                    14180                    13626
                6/01                    13230                    14168                    14216                    13668
                7/01                    13486                    14484                    14474                    13968
                8/01                    13591                    14650                    14602                    14115
                9/01                    13834                    14821                    14859                    14323
               10/01                    14112                    15131                    15075                    14620
               11/01                    13926                    14923                    14919                    14379
               12/01                    13781                    14828                    14856                    14263
                1/02                    13876                    14948                    14964                    14360
                2/02                    14008                    15093                    15115                    14509
                3/02                    13816                    14842                    14927                    14245
                4/02                    14067                    15129                    15208                    14521
                5/02                    14152                    15258                    15317                    14651
                6/02                    14259                    15390                    15470                    14805
                7/02                    14475                    15576                    15693                    15037
                8/02                    14690                    15839                    15840                    15275
                9/02                    14989                    16095                    16017                    15546
               10/02                    14905                    16022                    16048                    15477
               11/02                    14809                    16018                    15988                    15378
               12/02                    15104                    16348                    16209                    15689
                1/03                    15056                    16362                    16217                    15660
                2/03                    15214                    16589                    16357                    15866
                3/03                    15129                    16576                    16359                    15833
                4/03                    15201                    16713                    16417                    15903
                5/03                    15396                    17024                    16536                    16176
                6/03                    15346                    16991                    16539                    16130
                7/03                    14908                    16419                    16190                    15622
                8/03                    14896                    16528                    16269                    15678
                9/03                    15225                    16966                    16578                    16046
               10/03                    15091                    16808                    16476                    15894
               11/03                    15151                    16848                    16496                    15907
               12/03                    15265                    17019                    16653                    16031
                1/04                    15352                    17156                    16751                    16129
                2/04                    15452                    17342                    16900                    16276
                3/04                    15513                    17472                    16993                    16384
                4/04                    15264                    17017                    16656                    16010
                5/04                    15201                    16949                    16613                    15946
                6/04                    15288                    17045                    16714                    16006
                7/04                    15375                    17214                    16852                    16135
                8/04                    15562                    17542                    17108                    16382
                9/04                    15562                    17590                    17125                    16396
               10/04                    15637                    17737                    17248                    16495
               11/04                    15587                    17596                    17153                    16375
               12/04                    15654                    17758                    17261                    16488
                1/05                    15681                    17869                    17322                    16545
                2/05                    15629                    17764                    17233                    16456
                3/05                    15602                    17673                    17196                    16404
                4/05                    15719                    17912                    17392                    16600
                5/05                    15797                    18106                    17529                    16736
                6/05                    15836                    18204                    17590                    16804
                7/05                    15796                    18039                    17474                    16663
                8/05                    15874                    18270                    17646                    16856
                9/05                    15821                    18082                    17534                    16782
               10/05                    15782                    17938                    17434                    16609
               11/05                    15821                    18018                    17497                    16663
               12/05                    15919                    18189                    17639                    16792

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.


Past performance cannot guarantee            value of an investment, is constructed
comparable future results.                   with each segment representing a
                                             percent change in the value of the
     This chart, which is a                  investment. In this chart, each
logarithmic chart, presents the              segment represents a doubling, or 100%
fluctuations in the value of the Fund        change, in the value of the
and its indexes. We believe that a           investment. In other words, the space
logarithmic chart is more effective          between $5,000 and $10,000 is the same
than other types of charts in                size as the space between $10,000 and
illustrating changes in value during         $20,000, and so on.
the early years shown in the chart.
The vertical axis, the one that
indicates the dollar

AIM V.I. GOVERNMENT SECURITIES FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 RULE 12b-1 FEES APPLICABLE TO SERIES          VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             II SHARES. SERIES I AND SERIES II             SHARES OF THE FUND DIRECTLY.
As of 12/31/05                               SHARES INVEST IN THE SAME PORTFOLIO OF        PERFORMANCE FIGURES GIVEN REPRESENT
                                             SECURITIES AND WILL HAVE SUBSTANTIALLY        THE FUND AND ARE NOT INTENDED TO
SERIES I SHARES                              SIMILAR PERFORMANCE, EXCEPT TO THE            REFLECT ACTUAL VARIABLE PRODUCT
Inception (5/5/93)                4.91%      EXTENT THAT EXPENSES BORNE BY EACH            VALUES. THEY DO NOT REFLECT SALES
10 Years                          4.76       CLASS DIFFER.                                 CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                          4.21                                                     CONNECTION WITH A VARIABLE PRODUCT.
 1 Year                           1.66            THE PERFORMANCE DATA QUOTED              SALES CHARGES, EXPENSES AND FEES,
                                             REPRESENT PAST PERFORMANCE AND CANNOT         WHICH ARE DETERMINED BY THE VARIABLE
SERIES II SHARES                             GUARANTEE COMPARABLE FUTURE RESULTS;          PRODUCT ISSUERS, WILL VARY AND WILL
10 Years                          4.50%      CURRENT PERFORMANCE MAY BE LOWER OR           LOWER THE TOTAL RETURN.
 5 Years                          3.95       HIGHER. PLEASE CONTACT YOUR VARIABLE
 1 Year                           1.41       PRODUCT ISSUER OR FINANCIAL ADVISOR                PER NASD REQUIREMENTS, THE MOST
                                             FOR THE MOST RECENT MONTH-END VARIABLE        RECENT MONTH-END PERFORMANCE DATA AT
==========================================   PRODUCT PERFORMANCE. PERFORMANCE              THE FUND LEVEL, EXCLUDING VARIABLE
                                             FIGURES REFLECT FUND EXPENSES,                PRODUCT CHARGES, IS AVAILABLE ON AIM'S
CUMULATIVE TOTAL RETURNS                     REINVESTED DISTRIBUTIONS AND CHANGES          AUTOMATED INFORMATION LINE,
                                             IN NET ASSET VALUE. INVESTMENT RETURN         866-702-4402. AS MENTIONED ABOVE, FOR
Six months ended 12/31/05                    AND PRINCIPAL VALUE WILL FLUCTUATE SO         THE MOST RECENT MONTH-END PERFORMANCE
Series I Shares                   0.49%      THAT YOU MAY HAVE A GAIN OR LOSS WHEN         INCLUDING VARIABLE PRODUCT CHARGES,
Series II Shares                  0.40       YOU SELL SHARES.                              PLEASE CONTACT YOUR VARIABLE PRODUCT
                                                                                           ISSUER OR FINANCIAL ADVISOR.
==========================================   AIM V.I. GOVERNMENT SECURITIES
                                             FUND, A SERIES PORTFOLIO OF AIM
RETURNS SINCE SEPTEMBER 19, 2001, THE        VARIABLE INSURANCE FUNDS, IS CURRENTLY
INCEPTION DATE OF SERIES II SHARES,          OFFERED THROUGH INSURANCE COMPANIES
ARE HISTORICAL. ALL OTHER RETURNS ARE        ISSUING
THE BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO
REFLECT THE HIGHER


PRINCIPAL RISKS OF INVESTING IN THE          ABOUT INDEXES USED IN THIS REPORT                  The Fund is not managed to track
FUND                                                                                       the performance of any particular
                                             The unmanaged Lehman Brothers                 index, including the indexes defined
The Fund invests in securities issued        U.S. Aggregate Bond Index (the LEHMAN         here, and consequently, the
or backed by the U.S. government, its        AGGREGATE INDEX), which represents the        performance of the Fund may deviate
agencies or instrumentalities. They          U.S. investment-grade fixed-rate bond         significantly from the performance of
offer a high degree of safety and, in        market (including government and              the indexes.
the case of Treasury securities, are         corporate securities, mortgage
guaranteed as to timely payment of           pass-through securities and                        A direct investment cannot be
principal and interest if held to            asset-backed securities), is compiled         made in an index. Unless otherwise
maturity. Many securities purchased by       by Lehman Brothers, a global                  indicated, index results include
the Fund are not guaranteed by the           investment bank.                              reinvested dividends, and they do not
U.S. Government. Fund shares are not                                                       reflect sales charges. Performance of
insured, and their value or yield will            The unmanaged LEHMAN BROTHERS            an index of funds reflects fund
vary with market conditions.                 INTERMEDIATE U.S. GOVERNMENT AND              expenses; performance of a market
                                             MORTGAGE INDEX is a market-weighted           index does not.
     The Fund may invest a portion of        combination of the unmanaged Lehman
its assets in mortgage-backed                Brothers Intermediate U.S. Government         OTHER INFORMATION
securities, which may lose value if          Bond Index and the unmanaged Lehman
mortgages are prepaid in response to         Brothers Mortgage Backed Securities           The returns shown in management's
falling interest rates.                      Fixed Rate Index. It includes                 discussion of Fund performance are
                                             securities in the intermediate                based on net asset values calculated
     Debt securities are particularly        maturity range of the government index        for shareholder transactions.
vulnerable to credit risk and interest       that must have between one year and 10        Generally accepted accounting
rate fluctuations. Interest rate             years to final maturity, regardless of        principles require adjustments to be
increases can cause the price of a           call features. It also includes               made to the net assets of the Fund at
debt security to decrease. The longer        fixed-rate mortgage-backed securities         period end for financial reporting
a debt security's duration, the more         collateralized by 15-year, 30-year and        purposes, and as such, the net asset
sensitive it is to this risk.                balloon mortgages issued by GNMA,             values for shareholder transactions
                                             FHLMC or FNMA.                                and the returns based on those net
                                                                                           asset values may differ from the net
                                                  The LIPPER INTERMEDIATE U.S.             asset values and returns reported in
                                             GOVERNMENT BOND FUND INDEX represents         the Financial Highlights.
                                             an average of the 30 largest                  Additionally, the returns and net
                                             intermediate-term U.S. government bond        asset values shown throughout this
                                             funds tracked by Lipper, Inc., an             report are at the Fund level only and
                                             independent mutual fund performance           do not include variable product issuer
                                             monitor.                                      charges. If such charges were
                                                                                           included, the total returns would be
                                                                                           lower.

AIM V.I. GOVERNMENT SECURITIES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you            The table below provides information          value after expenses for the six
incur ongoing costs, including               about actual account values and actual        months ended December 31, 2005, appear
management fees; distribution and/or         expenses. You may use the information         in the table "Cumulative Total
service fees (12b-1); and other Fund         in this table, together with the              Returns" on Page 5.
expenses. This example is intended to        amount you invested, to estimate the
help you understand your ongoing costs       expenses that you paid over the                    The hypothetical account values
(in dollars) of investing in the Fund        period. Simply divide your account            and expenses may not be used to
and to compare these costs with              value by $1,000 (for example, an              estimate the actual ending account
ongoing costs of investing in other          $8,600 account value divided by $1,000        balance or expenses you paid for the
mutual funds. The example is based on        = 8.6), then multiply the result by           period. You may use this information
an investment of $1,000 invested at          the number in the table under the             to compare the ongoing costs of
the beginning of the period and held         heading entitled "Actual Expenses Paid        investing in the Fund and other funds.
for the entire period July 1, 2005,          During Period" to estimate the                To do so, compare this 5% hypothetical
through December 31, 2005.                   expenses you paid on your account             example with the 5% hypothetical
                                             during this period.                           examples that appear in the
     The actual and hypothetical                                                           shareholder reports of the other
expenses in the examples below do not        HYPOTHETICAL EXAMPLE FOR COMPARISON           funds.
represent the effect of any fees or          PURPOSES
other expenses assessed in connection                                                           Please note that the expenses
with a variable product; if they did,        The table below also provides                 shown in the table are meant to
the expenses shown would be higher           information about hypothetical account        highlight your ongoing costs.
while the ending account values shown        values and hypothetical expenses based        Therefore, the hypothetical
would be lower.                              on the Fund's actual expense ratio and        information is useful in comparing
                                             an assumed rate of return of 5% per           ongoing costs, and will not help you
                                             year before expenses, which is not the        determine the relative total costs of
                                             Fund's                                        owning different funds.


====================================================================================================================================

                                                     ACTUAL                             HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING            ENDING               EXPENSES           ENDING               EXPENSES           ANNUALIZED
  SHARE           ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING      ACCOUNT VALUE          PAID DURING          EXPENSE
  CLASS             (7/01/05)         (12/31/05)(1)           PERIOD(2)        (12/31/05)             PERIOD(2)            RATIO
Series I            $1,000.00           $1,004.90               $4.24           $1,020.97               $4.28               0.84%
Series II            1,000.00            1,004.00                5.51            1,019.71                5.55               1.09


1    The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

2    Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. GOVERNMENT SECURITIES FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be               o Overall performance of AIM. The
Insurance Funds (the "Board") oversees       provided by AIM. The Board reviewed           Board considered the overall
the management of AIM V.I. Government        the credentials and experience of the         performance of AIM in providing
Securities Fund (the "Fund") and, as         officers and employees of AIM who will        investment advisory and portfolio
required by law, determines annually         provide investment advisory services          administrative services to the Fund
whether to approve the continuance of        to the Fund. In reviewing the                 and concluded that such performance
the Fund's advisory agreement with A I M     qualifications of AIM to provide              was satisfactory.
Advisors, Inc. ("AIM"). Based upon           investment advisory services, the
the recommendation of the Investments        Board reviewed the qualifications of          o Fees relative to those of clients of
Committee of the Board, which is             AIM's investment personnel and                AIM with comparable investment
comprised solely of independent              considered such issues as AIM's               strategies. The Board reviewed the
trustees, at a meeting held on June          portfolio and product review process,         advisory fee rate for the Fund under
30, 2005, the Board, including all of        various back office support functions         the Advisory Agreement. The Board
the independent trustees, approved the       provided by AIM and AIM's equity and          noted that this rate was the same as
continuance of the advisory agreement        fixed income trading operations. Based        the initial advisory fee rate for a
(the "Advisory Agreement") between the       on the review of these and other              mutual fund advised by AIM with
Fund and AIM for another year,               factors, the Board concluded that the         investment strategies comparable to
effective July 1, 2005.                      quality of services to be provided by         those of the Fund. The Board noted
                                             AIM was appropriate and that AIM              that AIM has agreed to limit the
     The Board considered the factors        currently is providing satisfactory           Fund's total operating expenses, as
discussed below in evaluating the            services in accordance with the terms         discussed below. Based on this review,
fairness and reasonableness of the           of the Advisory Agreement.                    the Board concluded that the advisory
Advisory Agreement at the meeting on                                                       fee rate for the Fund under the
June 30, 2005 and as part of the             o The performance of the Fund relative        Advisory Agreement was fair and
Board's ongoing oversight of the Fund.       to comparable funds. The Board                reasonable.
In their deliberations, the Board and        reviewed the performance of the Fund
the independent trustees did not             during the past one, three and five           o Fees relative to those of comparable
identify any particular factor that          calendar years against the performance        funds with other advisors. The Board
was controlling, and each trustee            of funds advised by other advisors            reviewed the advisory fee rate for the
attributed different weights to the          with investment strategies comparable         Fund under the Advisory Agreement. The
various factors.                             to those of the Fund. The Board noted         Board compared effective contractual
                                             that the Fund's performance in such           advisory fee rates at a common asset
     One of the responsibilities of          periods was below the median                  level and noted that the Fund's rate
the Senior Officer of the Fund, who is       performance of such comparable funds.         was above the median rate of the funds
independent of AIM and AIM's                 Based on this review and after taking         advised by other advisors with
affiliates, is to manage the process         account of all of the other factors           investment strategies comparable to
by which the Fund's proposed                 that the Board considered in                  those of the Fund that the Board
management fees are negotiated to            determining whether to continue the           reviewed. The Board noted that AIM has
ensure that they are negotiated in a         Advisory Agreement for the Fund, the          agreed to limit the Fund's total
manner which is at arm's length and          Board concluded that no changes should        operating expenses, as discussed
reasonable. To that end, the Senior          be made to the Fund and that it was           below. Based on this review, the Board
Officer must either supervise a              not necessary to change the Fund's            concluded that the advisory fee rate
competitive bidding process or prepare       portfolio management team at this             for the Fund under the Advisory
an independent written evaluation. The       time. However, due to the Fund's              Agreement was fair and reasonable.
Senior Officer has recommended an            under-performance, the Board also
independent written evaluation in lieu       concluded that it would be appropriate        o Expense limitations and fee waivers.
of a competitive bidding process and,        for management and the Board to               The Board noted that AIM has
upon the direction of the Board, has         continue to closely monitor the               contractually agreed to waive fees
prepared such an independent written         performance of the Fund.                      and/or limit expenses of the Fund
evaluation. Such written evaluation                                                        through June 30, 2006 so that total
also considered certain of the factors       o The performance of the Fund relative        annual operating expenses are limited
discussed below. In addition, as             to indices. The Board reviewed the            to a specified percentage of average
discussed below, the Senior Officer          performance of the Fund during the            daily net assets for each class of the
made certain recommendations to the          past one, three and five calendar             Fund. The Board considered the
Board in connection with such written        years against the performance of the          contractual nature of this fee waiver
evaluation.                                  Lipper General U.S. Government Fund           and noted that it remains in effect
                                             Index.* The Board noted that the              until June 30, 2006. The Board
     The discussion below serves as a        Fund's performance in such periods was        considered the effect this fee
summary of the Senior Officer's              below the performance of such Index.          waiver/expense limitation would have
independent written evaluation and           Based on this review and after taking         on the Fund's estimated expenses and
recommendations to the Board in              account of all of the other factors           concluded that the levels of fee
connection therewith, as well as a           that the Board considered in                  waivers/expense limitations for the
discussion of the material factors and       determining whether to continue the           Fund were fair and reasonable.
the conclusions with respect thereto         Advisory Agreement for the Fund, the
that formed the basis for the Board's        Board concluded that no changes should        o Breakpoints and economies of scale.
approval of the Advisory Agreement.          be made to the Fund and that it was           The Board reviewed the structure of
After consideration of all of the            not necessary to change the Fund's            the Fund's advisory fee under the
factors below and based on its               portfolio management team at this             Advisory Agreement, noting that it
informed business judgment, the Board        time. However, due to the Fund's              includes one breakpoint. The Board
determined that the Advisory Agreement       under-performance, the Board also             reviewed the level of the Fund's
is in the best interests of the Fund         concluded that it would be appropriate        advisory fees, and noted that such
and its shareholders and that the            for management and the Board to               fees, as a percentage of the Fund's
compensation to AIM under the Advisory       continue to closely monitor the               net assets, have decreased as net
Agreement is fair and reasonable and         performance of the Fund.                      assets increased because the Advisory
would have been obtained through arm's                                                     Agreement includes a breakpoint. The
length negotiations.                         o Meeting with the Fund's portfolio           Board concluded that the Fund's fee
                                             managers and investment personnel.            levels under the Advisory Agreement
o The nature and extent of the               With respect to the Fund, the Board is        therefore reflect economies of scale
advisory services to be provided by          meeting periodically with such Fund's         and that it was not necessary to
AIM. The Board reviewed the services         portfolio managers and/or other               change the advisory fee breakpoints in
to be provided by AIM under the              investment personnel and believes that        the Fund's advisory fee schedule.
Advisory Agreement. Based on such            such individuals are competent and
review, the Board concluded that the         able to continue to carry out their
range of services to be provided by          responsibilities under the Advisory
AIM under the Advisory Agreement was         Agreement.
appropriate and that AIM currently is
providing services in accordance with
the terms of the Advisory Agreement.

*    The Lipper General U.S. Government Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper General U.S. Government fund category. These funds invest at least 65% of their assets in U.S. government and agency issues.

                                                                                                                         (continued)

AIM V.I. GOVERNMENT SECURITIES FUND

o Investments in affiliated money            o Benefits of soft dollars to AIM. The
market funds. The Board also took into       Board considered the benefits realized
account the fact that uninvested cash        by AIM as a result of brokerage
and cash collateral from securities          transactions executed through "soft
lending arrangements (collectively,          dollar" arrangements. Under these
"cash balances") of the Fund may be          arrangements, brokerage commissions
invested in money market funds advised       paid by the Fund and/or other funds
by AIM pursuant to the terms of an SEC       advised by AIM are used to pay for
exemptive order. The Board found that        research and execution services. This
the Fund may realize certain benefits        research is used by AIM in making
upon investing cash balances in AIM          investment decisions for the Fund. The
advised money market funds, including        Board concluded that such arrangements
a higher net return, increased               were appropriate.
liquidity, increased diversification
or decreased transaction costs. The          o AIM's financial soundness in light
Board also found that the Fund will          of the Fund's needs. The Board
not receive reduced services if it           considered whether AIM is financially
invests its cash balances in such            sound and has the resources necessary
money market funds. The Board noted          to perform its obligations under the
that, to the extent the Fund invests         Advisory Agreement, and concluded that
in affiliated money market funds, AIM        AIM has the financial resources
has voluntarily agreed to waive a            necessary to fulfill its obligations
portion of the advisory fees it              under the Advisory Agreement.
receives from the Fund attributable to
such investment. The Board further           o Historical relationship between the
determined that the proposed                 Fund and AIM. In determining whether
securities lending program and related       to continue the Advisory Agreement for
procedures with respect to the lending       the Fund, the Board also considered
Fund is in the best interests of the         the prior relationship between AIM and
lending Fund and its respective              the Fund, as well as the Board's
shareholders. The Board therefore            knowledge of AIM's operations, and
concluded that the investment of cash        concluded that it was beneficial to
collateral received in connection with       maintain the current relationship, in
the securities lending program in the        part, because of such knowledge. The
money market funds according to the          Board also reviewed the general nature
procedures is in the best interests of       of the non-investment advisory
the lending Fund and its respective          services currently performed by AIM
shareholders.                                and its affiliates, such as
                                             administrative, transfer agency and
o Independent written evaluation and         distribution services, and the fees
recommendations of the Fund's Senior         received by AIM and its affiliates for
Officer. The Board noted that, upon          performing such services. In addition
their direction, the Senior Officer of       to reviewing such services, the
the Fund, who is independent of AIM          trustees also considered the
and AIM's affiliates, had prepared an        organizational structure employed by
independent written evaluation in            AIM and its affiliates to provide
order to assist the Board in                 those services. Based on the review of
determining the reasonableness of the        these and other factors, the Board
proposed management fees of the AIM          concluded that AIM and its affiliates
Funds, including the Fund. The Board         were qualified to continue to provide
noted that the Senior Officer's              non-investment advisory services to
written evaluation had been relied           the Fund, including administrative,
upon by the Board in this regard in          transfer agency and distribution
lieu of a competitive bidding process.       services, and that AIM and its
In determining whether to continue the       affiliates currently are providing
Advisory Agreement for the Fund, the         satisfactory non-investment advisory
Board considered the Senior Officer's        services.
written evaluation and the
recommendation made by the Senior            o Other factors and current trends. In
Officer to the Board that the Board          determining whether to continue the
consider implementing a process to           Advisory Agreement for the Fund, the
assist them in more closely monitoring       Board considered the fact that AIM,
the performance of the AIM Funds. The        along with others in the mutual fund
Board concluded that it would be             industry, is subject to regulatory
advisable to implement such a process        inquiries and litigation related to a
as soon as reasonably practicable.           wide range of issues. The Board also
                                             considered the governance and
o Profitability of AIM and its               compliance reforms being undertaken by
affiliates. The Board reviewed               AIM and its affiliates, including
information concerning the                   maintaining an internal controls
profitability of AIM's (and its              committee and retaining an independent
affiliates') investment advisory and         compliance consultant, and the fact
other activities and its financial           that AIM has undertaken to cause the
condition. The Board considered the          Fund to operate in accordance with
overall profitability of AIM, as well        certain governance policies and
as the profitability of AIM in               practices. The Board concluded that
connection with managing the Fund. The       these actions indicated a good faith
Board noted that AIM's operations            effort on the part of AIM to adhere to
remain profitable, although increased        the highest ethical standards, and
expenses in recent years have reduced        determined that the current regulatory
AIM's profitability. Based on the            and litigation environment to which
review of the profitability of AIM's         AIM is subject should not prevent the
and its affiliates' investment               Board from continuing the Advisory
advisory and other activities and its        Agreement for the Fund.
financial condition, the Board
concluded that the compensation to be
paid by the Fund to AIM under its
Advisory Agreement was not excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-76.91%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-29.52%

Pass Through Ctfs.,
  6.00%, 11/01/08 to 11/01/34(a)               $29,044,049   $  29,623,851
--------------------------------------------------------------------------
  6.50%, 12/01/08 to 02/01/35(a)                49,841,506      51,244,398
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/35(a)                40,612,819      42,407,835
--------------------------------------------------------------------------
  8.00%, 09/01/11 to 05/01/32(a)                12,048,309      12,900,610
--------------------------------------------------------------------------
  5.00%, 05/01/18(a)                             8,856,993       8,785,667
--------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            14,501,400      14,137,341
--------------------------------------------------------------------------
  10.50%, 08/01/19(a)                               17,297          19,019
--------------------------------------------------------------------------
  8.50%, 09/01/20 to 08/01/31(a)                 1,816,425       1,967,904
--------------------------------------------------------------------------
  10.00%, 03/01/21(a)                              274,965         304,522
--------------------------------------------------------------------------
  9.00%, 06/01/21(a)                             1,574,359       1,703,214
--------------------------------------------------------------------------
  7.50%, 08/01/24 to 06/01/35(a)                 7,136,645       7,496,361
--------------------------------------------------------------------------
  7.05%, 05/20/27(a)                               939,132         972,592
--------------------------------------------------------------------------
  5.50%, 10/01/33 to 01/01/34(a)                 5,127,959       5,088,315
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21 to 01/01/36(a)(b)             43,648,000      42,793,358
--------------------------------------------------------------------------
  5.50%, 01/01/36(a)(b)                         26,320,283      26,081,756
==========================================================================
                                                               245,526,743
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-35.83%

Pass Through Ctfs.,
  7.50%, 11/01/09 to 09/01/35(a)                17,320,094      18,214,774
--------------------------------------------------------------------------
  6.50%, 10/01/10 to 10/01/35(a)                61,989,455      63,925,946
--------------------------------------------------------------------------
  7.00%, 12/01/10 to 11/01/35(a)                67,083,872      70,298,031
--------------------------------------------------------------------------
  8.00%, 06/01/12 to 08/01/32(a)                15,493,065      16,544,782
--------------------------------------------------------------------------
  8.50%, 06/01/12 to 10/01/33(a)                 7,799,229       8,454,080
--------------------------------------------------------------------------
  10.00%, 09/01/13 to 03/01/16(a)                  248,194         267,954
--------------------------------------------------------------------------
  6.00%, 06/01/16 to 02/01/34(a)                43,640,439      44,586,754
--------------------------------------------------------------------------
  5.00%, 11/01/17 to 12/01/33(a)                 3,276,062       3,244,900
--------------------------------------------------------------------------
  5.50%, 02/01/18(a)                             4,730,939       4,789,978
--------------------------------------------------------------------------
  6.75%, 07/01/24(a)                             2,627,687       2,730,867
--------------------------------------------------------------------------
  6.95%, 10/01/25 to 09/01/26(a)                   250,968         262,671
--------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21(a)(b)                          2,873,250       2,842,722
--------------------------------------------------------------------------
  5.50%, 01/01/21 to 01/01/36(a)(b)             25,242,268      25,371,345
--------------------------------------------------------------------------
  6.00%, 01/01/36(a)(b)                         36,120,200      36,458,827
==========================================================================
                                                               297,993,631
==========================================================================

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-11.56%

Pass Through Ctfs.,
  7.50%, 03/15/08 to 07/15/32(a)               $ 1,439,402   $   1,513,007
--------------------------------------------------------------------------
  9.00%, 09/15/08 to 09/20/17(a)                   411,030         444,039
--------------------------------------------------------------------------
  6.50%, 09/20/08 to 09/15/35(a)                55,633,767      58,233,761
--------------------------------------------------------------------------
  8.00%, 07/15/12 to 11/15/31(a)                 2,021,428       2,160,750
--------------------------------------------------------------------------
  11.00%, 10/15/15(a)                                2,993           3,294
--------------------------------------------------------------------------
  9.50%, 09/15/16(a)                                 4,338           4,761
--------------------------------------------------------------------------
  7.00%, 04/15/17 to 08/15/35(a)                 9,642,339      10,117,213
--------------------------------------------------------------------------
  10.50%, 09/15/17 to 11/15/19(a)                    5,683           6,398
--------------------------------------------------------------------------
  8.50%, 12/15/17 to 04/15/31(a)                 3,589,096       3,877,578
--------------------------------------------------------------------------
  10.00%, 06/15/19(a)                              100,762         112,607
--------------------------------------------------------------------------
  6.00%, 06/20/20 to 08/15/35(a)                16,636,496      17,095,051
--------------------------------------------------------------------------
  6.95%, 08/20/25 to 08/20/27(a)                 2,459,032       2,568,319
==========================================================================
                                                                96,136,778
==========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $645,725,890)                                      639,657,152
==========================================================================
U.S. GOVERNMENT AGENCY SECURITIES-23.41%

FEDERAL FARM CREDIT BANK-3.00%

Bonds,
  6.00%, 06/11/08(a)                             2,600,000       2,678,494
--------------------------------------------------------------------------
  5.75%, 01/18/11(a)                             2,000,000       2,088,440
--------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             5,500,000       6,086,960
--------------------------------------------------------------------------
Unsec. Bonds,
  7.25%, 06/12/07(a)                            13,625,000      14,110,050
==========================================================================
                                                                24,963,944
==========================================================================

FEDERAL HOME LOAN BANK (FHLB)-14.27%

Unsec. Bonds,
  7.25%, 02/15/07(a)                               895,000         919,926
--------------------------------------------------------------------------
  4.88%, 05/15/07(a)                             4,000,000       4,010,920
--------------------------------------------------------------------------
  3.50%, 11/15/07(a)                             4,650,000       4,553,512
--------------------------------------------------------------------------
  4.50%, 02/15/08(a)                            29,375,000      29,194,494
--------------------------------------------------------------------------
  5.75%, 10/27/10(a)                            31,555,000      31,918,597
--------------------------------------------------------------------------
  6.00%, 12/23/11(a)                            18,000,000      18,098,820
--------------------------------------------------------------------------
Unsec. Global Bonds,
  5.13%, 11/01/10(a)                            30,000,000      29,992,200
==========================================================================
                                                               118,688,469
==========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-3.20%

Unsec. Global Notes,
  5.13%, 10/15/08(a)                           $ 4,000,000   $   4,044,360
--------------------------------------------------------------------------
  4.79%, 08/04/10(a)                             6,195,000       6,134,661
--------------------------------------------------------------------------
  4.88%, 08/16/10(a)                            16,500,000      16,409,910
==========================================================================
                                                                26,588,931
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.01%

Unsec. Notes,
  7.05%, 10/30/15(a)                             1,700,000       1,785,306
--------------------------------------------------------------------------
  6.50%, 11/25/25(a)                             4,762,000       4,798,620
--------------------------------------------------------------------------
Unsec. Global Bonds,
  6.63%, 11/15/30(a)                               700,000         867,909
--------------------------------------------------------------------------
Unsec. Sub. Disc. Deb.,
  7.37%, 10/09/19(a)(c)                          1,800,000         905,094
==========================================================================
                                                                 8,356,929
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.53%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             2,701,000       2,878,888
--------------------------------------------------------------------------
Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06(a)                             1,500,000       1,517,070
==========================================================================
                                                                 4,395,958
==========================================================================

TENNESSEE VALLEY AUTHORITY-1.40%

Series A, Bonds,
  6.79%, 05/23/12(a)                             5,000,000       5,542,850
--------------------------------------------------------------------------
Series G, Global Bonds,
  5.38%, 11/13/08(a)                             6,000,000       6,114,420
==========================================================================
                                                                11,657,270
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $195,689,747)                                      194,651,501
==========================================================================

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------

U.S. TREASURY SECURITIES-8.81%

U.S. TREASURY NOTES-5.20%

3.88%, 07/31/07(a)                             $ 4,100,000   $   4,067,979
--------------------------------------------------------------------------
4.25%, 10/31/07 to 08/15/14(a)                  28,575,000      28,429,755
--------------------------------------------------------------------------
3.75%, 05/15/08(a)                               9,400,000       9,267,836
--------------------------------------------------------------------------
4.00%, 11/15/12(a)                               1,480,000       1,448,787
==========================================================================
                                                                43,214,357
==========================================================================

U.S. TREASURY BONDS-3.32%

4.50%, 11/15/15(a)                              13,000,000      13,111,670
--------------------------------------------------------------------------
9.25%, 02/15/16(a)                                 550,000         762,437
--------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   9,350,000      12,345,949
--------------------------------------------------------------------------
7.63%, 02/15/25(a)                                 550,000         758,742
--------------------------------------------------------------------------
6.88%, 08/15/25(a)                                 500,000         644,765
==========================================================================
                                                                27,623,563
==========================================================================

U.S. TREASURY STRIPS-0.29%

6.79%, 11/15/18(a)(c)                            4,405,000       2,442,705
==========================================================================
    Total U.S. Treasury Securities (Cost $72,188,826)           73,280,625
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-6.02%

Government & Agency Portfolio-Institutional
  Class (Cost $50,063,086)(d)                   50,063,086      50,063,086
--------------------------------------------------------------------------
TOTAL INVESTMENTS-115.15% (Cost $963,667,549)                  957,652,364
==========================================================================
OTHER ASSETS LESS LIABILITIES-(15.15%)                        (125,964,925)
==========================================================================
NET ASSETS-100.00%                                           $ 831,687,439
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2005 was $907,589,278, which represented 109.13% of the Fund's Net Assets. See Note 1A.
(b) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1G.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $913,604,463)        $907,589,278
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $50,063,086)                               50,063,086
=============================================================
    Total investments (cost $963,667,549)         957,652,364
=============================================================
Receivables for:
  Investments sold                                  8,382,488
-------------------------------------------------------------
  Fund shares sold                                    507,431
-------------------------------------------------------------
  Dividends and interest                            5,755,045
-------------------------------------------------------------
  Principal paydowns                                   38,705
-------------------------------------------------------------
  Fund expenses absorbed                               36,577
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 56,586
-------------------------------------------------------------
Other assets                                              379
=============================================================
    Total assets                                  972,429,575
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           139,981,905
-------------------------------------------------------------
  Fund shares reacquired                               80,139
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              83,961
-------------------------------------------------------------
Accrued administrative services fees                  497,892
-------------------------------------------------------------
Accrued distribution fees -- Series II                 11,805
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              1,232
-------------------------------------------------------------
Accrued transfer agent fees                             1,495
-------------------------------------------------------------
Accrued operating expenses                             83,707
=============================================================
    Total liabilities                             140,742,136
=============================================================
Net assets applicable to shares outstanding      $831,687,439
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $839,010,015
-------------------------------------------------------------
Undistributed net investment income                36,404,291
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (37,711,682)
-------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                            (6,015,185)
=============================================================
                                                 $831,687,439
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $812,824,182
_____________________________________________________________
=============================================================
Series II                                        $ 18,863,257
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           68,449,539
_____________________________________________________________
=============================================================
Series II                                           1,596,657
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      11.87
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      11.81
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                         $ 32,123,733
-------------------------------------------------------------
Dividends from affiliated money market funds        2,394,433
=============================================================
    Total investment income                        34,518,166
=============================================================

EXPENSES:

Advisory fees                                       3,556,610
-------------------------------------------------------------
Administrative services fees                        2,024,797
-------------------------------------------------------------
Custodian fees                                         78,152
-------------------------------------------------------------
Distribution fees -- Series II                         45,415
-------------------------------------------------------------
Interest                                              813,559
-------------------------------------------------------------
Transfer agent fees                                    16,592
-------------------------------------------------------------
Trustees' and officer's fees and benefits              37,985
-------------------------------------------------------------
Other                                                 153,746
=============================================================
    Total expenses                                  6,726,856
=============================================================
Less: Fees waived and expenses reimbursed            (218,537)
=============================================================
    Net expenses                                    6,508,319
=============================================================
Net investment income                              28,009,847
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                       (8,167,558)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (6,469,700)
=============================================================
Net gain (loss) from investment securities        (14,637,258)
=============================================================
Net increase in net assets resulting from
  operations                                     $ 13,372,589
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 28,009,847    $ 19,126,783
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (8,167,558)       (492,458)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (6,469,700)     (3,698,196)
==========================================================================================
    Net increase in net assets resulting from operations        13,372,589      14,936,129
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (26,201,982)    (24,312,926)
------------------------------------------------------------------------------------------
  Series II                                                       (562,380)       (614,972)
==========================================================================================
  Decrease in net assets resulting from distributions          (26,764,362)    (24,927,898)
==========================================================================================
Share transactions-net:
  Series I                                                     173,693,059     135,529,759
------------------------------------------------------------------------------------------
  Series II                                                      1,431,974      (4,390,961)
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              175,125,033     131,138,798
==========================================================================================
    Net increase in net assets                                 161,733,260     121,147,029
==========================================================================================

NET ASSETS:

  Beginning of year                                            669,954,179     548,807,150
==========================================================================================
  End of year (including undistributed net investment income
    of $36,404,291 and $26,688,663, respectively)             $831,687,439    $669,954,179
__________________________________________________________________________________________
==========================================================================================

STATEMENT OF CASH FLOWS

For the year ended December 31, 2005

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $    13,372,589
-------------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                       (1,367,177,649)
-------------------------------------------------------------------------------
  Amortization                                                        2,170,393
-------------------------------------------------------------------------------
  Proceeds from disposition of investments and principal
    payments                                                      1,184,342,227
-------------------------------------------------------------------------------
  Realized gain (loss) on investment securities                       8,167,558
-------------------------------------------------------------------------------
  Change in unrealized appreciation (depreciation) on
    investment securities                                             6,469,700
-------------------------------------------------------------------------------
  Increase in receivables                                              (878,005)
-------------------------------------------------------------------------------
  Decrease in payables                                                 (299,998)
===============================================================================
    Net cash provided by operating activities                      (153,833,185)
===============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from shares of beneficial interest sold                  261,091,475
-------------------------------------------------------------------------------
  Disbursements from shares of beneficial interest required        (111,999,713)
-------------------------------------------------------------------------------
  Net decrease in borrowings for reverse repurchase
    agreements                                                      (32,400,000)
===============================================================================
    Net cash provided by (used in) financing activities             116,691,762
===============================================================================
Net decrease in cash and cash equivalents                           (37,141,423)
-------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                     87,204,509
===============================================================================
Cash and cash equivalents at end of period                      $    50,063,086
_______________________________________________________________________________
===============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                              $    26,764,362
-------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:

  Cash paid during the year for interest was $822,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment

                      AIM V.I. GOVERNMENT SECURITIES FUND
income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. CASH AND CASH EQUIVALENTS -- Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

H. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, fee income is agreed upon amongst the parties at the commencement of the dollar roll. This fee income is amortized to income ratably over the term of the dollar roll. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities PURCHASED AND NOT YET SETTLED. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.50%
-------------------------------------------------------------------
Over $250 million                                             0.45%
 __________________________________________________________________
===================================================================


    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

                      AIM V.I. GOVERNMENT SECURITIES FUND

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $218,537.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP's expense reimbursement was less than $100.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $185,394 for accounting and fund administrative services and reimbursed $1,839,403 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $16,592.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $45,415.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in our affiliated money market fund for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-
  Institutional
  Class           $87,204,509      $731,331,617      $(768,473,040)        $   --         $50,063,086     $2,394,433      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $6,685 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 5--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements.

    During the year ended December 31, 2005, the average reverse repurchase agreements for the 331 days such agreements were outstanding was $27,453,952 with a weighted interest rate of 2.96% and interest expense of $813,559. There were no outstanding reverse repurchase agreements as of December 31, 2005.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $26,764,362    $24,927,898
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $ 36,474,991
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (6,275,711)
--------------------------------------------------------------------------
Temporary book/tax differences                                     (70,700)
--------------------------------------------------------------------------
Capital loss carryforward                                      (32,537,625)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (4,913,531)
--------------------------------------------------------------------------
Shares of beneficial interest                                  839,010,015
==========================================================================
Total net assets                                              $831,687,439
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

                      AIM V.I. GOVERNMENT SECURITIES FUND

    The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2011                                              $11,708,442
---------------------------------------------------------------------------
December 31, 2012                                                7,926,972
---------------------------------------------------------------------------
December 31, 2013                                               12,902,211
===========================================================================
Total capital loss carryforward                                $32,537,625
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $1,424,529,085 and $1,236,195,555, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 3,618,531
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,894,242)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $(6,275,711)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $963,928,075.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on December 31, 2005, undistributed net investment income was increased by $8,470,143 and undistributed net realized gain (loss) was decreased by $8,470,143. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                        2005(A)                         2004
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    20,898,858    $ 252,971,625    16,435,650    $202,834,635
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                      608,696        7,319,396       359,723       4,410,391
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     2,216,750       26,201,982     2,015,997      24,312,926
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       47,822          562,380        51,247         614,971
=======================================================================================================================
Reacquired:
  Series I                                                    (8,720,788)    (105,480,548)   (7,431,260)    (91,617,802)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                     (536,527)      (6,449,802)     (768,954)     (9,416,323)
=======================================================================================================================
                                                              14,514,811    $ 175,125,033    10,662,403    $131,138,798
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 82% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has not knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.07       $  12.23    $  12.40    $  11.53    $  11.16
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.45(a)        0.40(a)     0.36(a)     0.49(a)     0.59(a)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.25)         (0.09)      (0.23)       0.61        0.12
=========================================================================================================================
    Total from investment operations                              0.20           0.31        0.13        1.10        0.71
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.40)         (0.47)      (0.30)      (0.23)      (0.34)
=========================================================================================================================
  Distributions from net realized gains                             --             --       (0.00)         --          --
=========================================================================================================================
    Total distributions                                          (0.40)         (0.47)      (0.30)      (0.23)      (0.34)
=========================================================================================================================
Net asset value, end of period                                $  11.87       $  12.07    $  12.23    $  12.40    $  11.53
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   1.66%          2.56%       1.07%       9.59%       6.41%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $812,824       $652,226    $526,482    $428,322    $150,660
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           0.85%(d)(e)     0.87%      0.76%       0.81%       1.08%
=========================================================================================================================
Ratio of net investment income to average net assets              3.68%(d)       3.20%       2.93%       4.01%       5.09%(b)
=========================================================================================================================
Ratio of interest expense to average net assets                   0.11%(d)       0.09%       0.01%       0.01%       0.28%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                            174%            95%        265%        170%        199%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses as adjustments to interest income. Had the Fund not recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.62 and the ratio of investment income to average net assets would have been 5.40%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $744,413,944.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.88% for the year ended December 31, 2005.

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                          SERIES II
                                                              -----------------------------------------------------------------
                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                        YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              -------------------------------------------       DECEMBER 31,
                                                               2005          2004       2003       2002             2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.01       $ 12.17    $ 12.35    $ 11.52          $11.84
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.41(a)       0.36(a)    0.33(a)    0.46(a)         0.16(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.24)        (0.08)     (0.22)      0.60           (0.14)
===============================================================================================================================
    Total from investment operations                             0.17          0.28       0.11       1.06            0.02
===============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.37)        (0.44)     (0.29)     (0.23)          (0.34)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --      (0.00)        --              --
===============================================================================================================================
    Total distributions                                         (0.37)        (0.44)     (0.29)     (0.23)          (0.34)
===============================================================================================================================
Net asset value, end of period                                $ 11.81       $ 12.01    $ 12.17    $ 12.35          $11.52
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  1.41%         2.27%      0.93%      9.25%           0.22%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,863       $17,728    $22,325    $14,926          $  946
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                          1.10%(c)(d)    1.12%     1.01%      1.06%           1.41%(e)
===============================================================================================================================
Ratio of net investment income to average net assets             3.43%(c)      2.95%      2.68%      3.76%           4.76%(e)
===============================================================================================================================
Ratio of interest expense to average net assets                  0.11%         0.09%      0.01%      0.01%           0.28%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                           174%           95%       265%       170%            199%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $18,166,058.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.13% for the year ended December 31, 2005.
(e)  Annualized.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint,

                      AIM V.I. GOVERNMENT SECURITIES FUND
filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave

                      AIM V.I. GOVERNMENT SECURITIES FUND
plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Government Securities Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                      AIM V.I. GOVERNMENT SECURITIES FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 5.13% was derived from U.S. Treasury
Obligations.

                      AIM V.I. GOVERNMENT SECURITIES FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                      AIM V.I. GOVERNMENT SECURITIES FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and                          Formerly: Senior Vice President, AIM
   Treasurer                                      Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                            AIM V.I. GROWTH FUND
                               Annual Report to Shareholders o December 31, 2005


                        AIM V.I. GROWTH FUND seeks to provide growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                             We construct the portfolio by
                                                                                          focusing on individual stocks rather
=====================================================================================     than industries or sectors. While there
PERFORMANCE SUMMARY                                                                       are no formal sector guide-lines or
                                             ========================================     constraints, internal controls and
We are pleased to report that for the        FUND VS. INDEXES                             proprietary software help us monitor
year ended December 31, 2005, AIM V.I.                                                    risk levels and sector concentration.
Growth Fund outperformed its broad           TOTAL RETURNS, 12/31/04-12/31/05,
market and style-specific indexes. The       EXCLUDING VARIABLE PRODUCT ISSUER               Our sell process is designed to
Fund outperformed the broad market           CHARGES. IF VARIABLE PRODUCT ISSUER          identify deterioration in the underlying
largely because of its overweight            CHARGES WERE INCLUDED, RETURNS WOULD BE      reasons a stock was initially purchased
position in health care and information      LOWER.                                       and avoid the risk of capital loss.
technology (IT) stocks relative to the                                                    Conditions that may cause us to reduce
S&P 500 Index. Additionally, the Fund's      Series I Shares                    7.48%     or sell a position include:
holdings in each of those sectors
significantly outperformed those of the      Series II Shares                   7.16      o deterioration in business prospects
S&P 500 Index.
                                             Standard & Poor's Composite                  o worsening competitive position
    The Fund's performance relative to       Index of 500 Stocks
its style-specific index was fueled          (S&P 500 Index)                              o slowing earnings growth
largely by its energy and IT holdings.       (Broad Market Index)               4.91
In each of those sectors, the Fund was                                                    o extended valuation
overweight its index and the Fund's          Russell 1000 Growth Index
holdings outperformed those of the           (Style-specific Index)             5.26      o finding more attractive investment
index.                                                                                    opportunities
                                             Lipper Large-Cap Growth Fund
                                             Index (Peer Group Index)           7.58      MARKET CONDITIONS AND YOUR FUND

                                             SOURCE: LIPPER, INC.                         Despite widespread concern about the
                                             ========================================     potential impact of rising short-term
                                                                                          interest rates and historically high
                                                 Your Fund's long-term performance        energy prices, the U.S. economy showed
                                             appears on pages 4 and 5.                    signs of strength for the year. Economic
                                                                                          activity expanded, inflation remained
=====================================================================================     contained and corporate profits
                                                                                          generally rose. Late in the year, some
HOW WE INVEST                                of potential investments. We focus on        worried that higher energy prices and
                                             the level, growth rate and                   rising interest rates might crimp
We believe a growth investment strategy      sustainability of earnings, revenue and      consumer spending, which accounts for
is an essential component of a               cash flow, ranking investment candidates     approximately two-thirds of the U.S.
diversified portfolio.                       on absolute and relative attractiveness.     economy. Initial data suggested that
                                                                                          holiday sales were solid.
   Our investment process combines              Fundamental analysis seeks to define
quantitative and fundamental analysis to     a company's key drivers of success and          Corporate profits and stock market
uncover companies exhibiting long-term,      to assess their durability. We carefully     performance varied widely by sector for
sustainable earnings and cash flow           review financial statements and earnings     the year. Rising oil and natural gas
growth that is not yet reflected in          reports, the company's business model        prices caused many energy
investor expectations or equity              and management team, the competitive
valuations.                                  environment and market opportunities.

   Quantitative analysis helps us narrow
our investment universe down to a
manageable list

========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Semiconductors                  8.3%      1. Aetna Inc.                      3.2%

Information Technology             27.3%      2. Pharmaceuticals                 8.1       2. Goldman Sachs Group, Inc. (The) 2.7

Health Care                        23.0       3. Managed Health Care             5.8       3. Analog Devices, Inc.            2.6

Consumer Discretionary             13.6       4. Investment Banking & Brokerage  5.2       4. QUALCOMM Inc.                   2.6

Financials                         12.5       5. Internet Software & Services    4.6       5. Yahoo! Inc.                     2.6

Industrials                        10.7       6. Biotechnology                   4.6       6. Johnson & Johnson               2.4

Energy                              7.0       7. Communications Equipment        4.3       7. Apple Computer, Inc.            2.2

Two other sectors each with                   8. Aerospace & Defense             3.8       8. Amgen Inc.                      2.1
less than 3% of total net assets    4.4
                                              9. Oil & Gas Equipment & Services  3.1       9. Google Inc.-Class A             2.1
Money Market Funds
Plus Other Assets Less Liabilities  1.5      10. Computer Hardware               3.0      10. Amdocs Ltd.                     1.9

                                             TOTAL NET ASSETS         $319.3 MILLION
                                             TOTAL NUMBER OF HOLDINGS*            84


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

AIM V.I. GROWTH FUND

and utilities companies to report record     specific index, with refiner VALERO          were attractively priced relative to
earnings and profits, and led those two      ENERGY and integrated oil producer           other stocks with less attractive
sectors to outperform the broad market.      CONOCOPHILLIPS among the stocks              fundamentals. As always, we thank you
The same trend hurt the profits of many      benefiting Fund performance.                 for your continued investment in AIM
consumer discretionary stocks; that                                                       V.I. Growth Fund.
sector lagged the broad market for the          Our bottom-up research helped us
year.                                        identify attractive investment               The views and opinions expressed in
                                             opportunities in the IT sector. IT           management's discussion of Fund
   Health care, energy and IT stocks         stocks helping your Fund's performance       performance are those of A I M Advisors,
were the leading contributors to Fund        included Internet search engine GOOGLE       Inc. These views and opinions are
performance for the year.                    and APPLE COMPUTER. As more people           subject to change at any time based on
                                             world-wide go online, Google offers          factors such as market and economic
   Within the health care sector, our        advertisers a cost-effective way to          conditions. These views and opinions may
research led us to managed health care       reach consumers. Despite the phenomenal      not be relied upon as investment advice
stocks and to rotate some assets from        success of Apple's iPod--Registered          or recommendations, or as an offer for a
U.S. pharmaceutical stocks into non-U.S.     Trademark-- music player, we believe         particular security. The information is
pharmaceutical stocks. Many managed          earnings estimates for the company are       not a complete analysis of every aspect
health care companies reported strong        still conservative, and it remains a top     of any market, country, industry,
earnings in recent quarters by               Fund holding.                                security or the Fund. Statements of fact
aggressively controlling costs. This was                                                  are from sources considered reliable,
a function of lower hospital utilization        While positive performance was            but A I M Advisors, Inc. makes no
rates and plan participants switching        broad-based, one of the Fund's largest       representation or warranty as to their
from name-brand to generic drugs. AETNA,     detractors was online auctioneer EBAY.       completeness or accuracy. Although
UNITEDHEALTH GROUP and WELLPOINT were        In September, eBay proposed acquiring an     historical performance is no guarantee
among the managed health care companies      Internet phone company. Like many other      of future results, these insights may
that aided Fund performance. Before the      investors, we questioned the strategic       help you understand our investment
end of the year, we sold our                 value of the proposed acquisition, which     management philosophy.
UnitedHealth Group stock due to              hurt eBay's short-term performance. But
valuation concerns.                          we held the stock at the close of the                      LANNY H. SACHNOWITZ,
                                             year because we believed the company's       [SACHNOWITZ   senior portfolio manager,
   We generally avoided stocks of a          core business remains strong, it               PHOTO]      is lead portfolio manager
number of U.S. pharmaceutical companies      continues to generate significant cash                     of AIM V.I. Growth Fund.
due to their weak product pipelines,         flow, and it continues to grow faster                      He joined AIM in 1987 as a
patent expiration and litigation risk.       than most companies.                         money market trader and research
We increased our ownership of non-U.S.                                                    analyst. In 1990, Mr. Sachnowitz's
pharmaceutical stocks, including                The Fund's consumer staples and           trading responsibilities were expanded
Switzerland's ROCHE HOLDING and              industrials holdings generally hindered      to include head of equity trading. He
NOVARTIS, both of which have developed       Fund performance due to rising commodity     was named a portfolio manager in 1991.
promising new cancer treatments. In          prices. One consumer staples stock that      Mr. Sachnowitz received a B.S. in
addition to being the manufacturer of        managed to withstand this trend was Fund     finance from the University of Southern
Tamiflu--Registered Trademark--, a           holding PROCTER & GAMBLE, which acquired     California and an M.B.A. from the
potential treatment for "bird flu,"          Gillette late in the year. Within the        University of Houston.
Roche Holding owns 56% of Genentech,         industrials sector, TYCO was one of the
maker of Avastin--Registered                 most significant detractors from Fund                      JAMES G. BIRDSALL,
Trademark--, which has shown promise in      performance. Its stock fell as the pace       [BIRDSALL    portfolio manager, is a
the treatment of a number of types of        of sales growth and operating                  PHOTO]      portfolio manager of AIM
cancers.                                     improvements began to moderate. We                         V.I. Growth Fund. He has
                                             trimmed our holdings in Tyco but                           been associated with AIM
   Worldwide energy production and           continued to hold the stock because we       Investments since 1997 and was named a
refining capacity has struggled to keep      believed it has some appreciation            portfolio manager in 1999. Mr. Birdsall
pace with rising demand. Continued           potential.                                   received his B.B.A. with a concentration
explosive economic growth in China and                                                    in finance from Stephen F. Austin State
India, and a severe hurricane season         IN CLOSING                                   University before earning his M.B.A.
along the U.S. Gulf Coast, pushed the                                                     with a concentration in finance and
price of oil to record highs in 2005. We     As the year ended, we considered the         international business from the
believe that any significant improvement     fundamentals of large-cap growth stocks      University of St. Thomas.
in supply is likely to be years away.        to be good. As a group, large-cap growth
                                             companies boasted healthy cash flows,        Assisted by the Large/Multi-Cap Growth
   Given these trends, many energy           strong balance sheets and positive           Team
companies have seen notable growth in        earnings growth. Also, managements were
their revenue and earnings, and have         generally using capital for the benefit      ========================================
used those earnings to improve their         of their shareholders. These factors,        In November 2005, your Fund's board
balance sheets and to benefit                together with our quantitative and           approved--subject to shareholder
shareholders through stock buybacks and      fundamental research, led us to invest       approval--the proposed merger of AIM
increased dividends. For the year, your      the bulk of Fund assets in stocks of         V.I. Growth Fund into AIM V.I. Capital
Fund was overweight energy stocks            large-capitalization companies. At the       Appreciation Fund.
relative to its style-                       close of the year, we believed large-cap     ========================================
                                             growth stocks                                         [RIGHT ARROW GRAPHIC]

                                                                                          FOR A DISCUSSION OF THE RISKS OF
                                                                                          INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                          THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                          5.


AIM V.I. GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 12/31/95

================================================================================

                                [MOUNTAIN CHART]


     DATE         AIM V.I. GROWTH   LIPPER LARGE-CAP  RUSSELL 1000         S&P
                   FUND-SERIES I      GROWTH FUND       GROWTH             500
                       SHARES            INDEX           INDEX            INDEX
    12/31/95           $10000           $10000           $10000           $10000
        1/96            10180            10294            10335            10340
        2/96            10477            10526            10524            10436
        3/96            10546            10531            10537            10537
        4/96            10803            10781            10814            10692
        5/96            11032            11099            11192            10967
        6/96            10824            10999            11207            11009
        7/96            10235            10410            10551            10523
        8/96            10664            10723            10823            10745
        9/96            11343            11469            11611            11349
       10/96            11439            11612            11681            11662
       11/96            12083            12363            12558            12543
       12/96            11808            12056            12312            12295
        1/97            12446            12820            13176            13062
        2/97            12352            12636            13087            13165
        3/97            11640            11989            12378            12625
        4/97            12127            12646            13200            13378
        5/97            13071            13505            14153            14196
        6/97            13637            14070            14719            14827
        7/97            14873            15415            16021            16006
        8/97            14329            14574            15083            15110
        9/97            15201            15379            15826            15937
       10/97            14584            14845            15241            15406
       11/97            14867            15175            15888            16118
       12/97            14980            15382            16066            16395
        1/98            15154            15655            16547            16576
        2/98            16325            16850            17791            17771
        3/98            16967            17634            18500            18680
        4/98            17269            17930            18756            18871
        5/98            16944            17529            18224            18547
        6/98            17805            18532            19340            19300
        7/98            17714            18523            19212            19096
        8/98            14731            15498            16329            16337
        9/98            15721            16626            17583            17385
       10/98            16575            17698            18997            18797
       11/98            17791            18913            20442            19936
       12/98            20092            20993            22285            21084
        1/99            21283            22356            23593            21965
        2/99            20310            21438            22516            21282
        3/99            21541            22657            23701            22134
        4/99            21477            22734            23732            22991
        5/99            21144            21981            23002            22448
        6/99            22617            23509            24613            23691
        7/99            22050            22771            23831            22954
        8/99            21986            22776            24221            22841
        9/99            22173            22545            23712            22215
       10/99            23137            24273            25502            23621
       11/99            24669            25473            26878            24101
       12/99            27170            28302            29674            25518
        1/00            26092            27166            28283            24236
        2/00            29943            28595            29665            23778
        3/00            30691            30602            31789            26103
        4/00            28847            28234            30276            25318
        5/00            26750            26608            28751            24799
        6/00            28502            28368            30930            25409
        7/00            27769            27793            29641            25012
        8/00            30843            30197            32325            26565
        9/00            27784            27894            29267            25163
       10/00            25297            26419            27882            25056
       11/00            20883            22875            23772            23082
       12/00            21601            22732            23020            23196
        1/01            21227            23394            24610            24018
        2/01            17241            19772            20432            21829
        3/01            15674            17718            18209            20447
        4/01            16849            19620            20512            22035
        5/01            16371            19471            20210            22183
        6/01            15979            18910            19742            21643
        7/01            15631            18232            19248            21430
        8/01            14699            16846            17674            20090
        9/01            13141            15152            15910            18468
       10/01            13394            15781            16744            18820
       11/01            14116            17227            18353            20263
       12/01            14281            17307            18318            20441
        1/02            13897            16915            17995            20143
        2/02            12938            16215            17248            19754
        3/02            13775            16868            17845            20497
        4/02            12693            15745            16388            19255
        5/02            12423            15458            15992            19114
        6/02            11332            14199            14512            17753
        7/02            10250            13130            13715            16369
        8/02            10223            13203            13756            16476
        9/02             9211            11924            12329            14687
       10/02            10101            12841            13460            15979
       11/02            10729            13373            14191            16918
       12/02             9857            12441            13211            15925
        1/03             9674            12154            12890            15509
        2/03             9578            12024            12831            15276
        3/03             9709            12249            13070            15423
        4/03            10425            13146            14036            16693
        5/03            11122            13790            14737            17572
        6/03            11227            13904            14939            17796
        7/03            11567            14308            15311            18110
        8/03            11882            14660            15692            18463
        9/03            11646            14348            15524            18267
       10/03            12396            15218            16396            19300
       11/03            12623            15363            16568            19470
       12/03            12937            15796            17141            20490
        1/04            13243            16099            17491            20866
        2/04            13418            16168            17602            21156
        3/04            13261            15988            17275            20837
        4/04            12754            15629            17074            20510
        5/04            13208            15912            17393            20791
        6/04            13470            16140            17610            21195
        7/04            12562            15185            16614            20494
        8/04            12361            15078            16532            20576
        9/04            12657            15432            16690            20799
       10/04            12911            15618            16950            21117
       11/04            13539            16314            17533            21971
       12/04            14001            16973            18220            22718
        1/05            13722            16389            17613            22165
        2/05            13775            16496            17800            22631
        3/05            13591            16196            17476            22230
        4/05            13068            15844            17143            21809
        5/05            13870            16723            17973            22502
        6/05            13974            16756            17906            22535
        7/05            14542            17599            18781            23372
        8/05            14245            17411            18540            23159
        9/05            14603            17619            18625            23347
       10/05            14471            17505            18444            22957
       11/05            15073            18307            19240            23825
       12/05            15053            18260            19179            23833

================================================================================
                                                            SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

    This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. GROWTH FUND


========================================
AVERAGE ANNUAL TOTAL RETURNS                 RULE 12b-1 FEES APPLICABLE TO THE SERIES     COMPANIES ISSUING VARIABLE PRODUCTS.
                                             II SHARES. THE INCEPTION DATE OF SERIES      YOU CANNOT PURCHASE SHARES OF THE FUND
As of 12/31/05                               II SHARES IS SEPTEMBER 19, 2001. SERIES      DIRECTLY. PERFORMANCE FIGURES GIVEN
                                             I AND SERIES II SHARES INVEST IN THE         REPRESENT THE FUND AND ARE NOT INTENDED
SERIES I SHARES                              SAME PORTFOLIO OF SECURITIES AND WILL        TO REFLECT ACTUAL VARIABLE PRODUCT
Inception (5/5/93)                 6.39%     HAVE SUBSTANTIALLY SIMILAR PERFORMANCE,      VALUES. THEY DO NOT REFLECT SALES
10 Years                           4.17      EXCEPT TO THE EXTENT THAT EXPENSES BORNE     CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                          -6.97      BY EACH CLASS DIFFER.                        CONNECTION WITH A VARIABLE PRODUCT.
 1 Year                            7.48                                                   SALES CHARGES, EXPENSES AND FEES, WHICH
                                                 THE PERFORMANCE DATA QUOTED              ARE DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             REPRESENT PAST PERFORMANCE AND CANNOT        ISSUERS, WILL VARY AND WILL LOWER THE
10 Years                           3.92%     GUARANTEE COMPARABLE FUTURE RESULTS;         TOTAL RETURN.
 5 Years                          -7.20      CURRENT PERFORMANCE MAY BE LOWER OR
 1 Year                            7.16      HIGHER. PLEASE CONTACT YOUR VARIABLE             PER NASD REQUIREMENTS, THE MOST
                                             PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      RECENT MONTH-END PERFORMANCE DATA AT
========================================     THE MOST RECENT MONTH-END VARIABLE           THE FUND LEVEL, EXCLUDING VARIABLE
                                             PRODUCT PERFORMANCE. PERFORMANCE FIGURES     PRODUCT CHARGES, IS AVAILABLE ON AIM'S
CUMULATIVE TOTAL RETURNS                     REFLECT FUND EXPENSES, REINVESTED            AUTOMATED INFORMATION LINE,
                                             DISTRIBUTIONS AND CHANGES IN NET ASSET       866-702-4402. AS MENTIONED ABOVE, FOR
Six months ended 12/31/05                    VALUE.                                       THE MOST RECENT MONTH-END PERFORMANCE
Series I Shares                    7.68%                                                  INCLUDING VARIABLE PRODUCT CHARGES,
Shares II Shares                   7.49      INVESTMENT RETURN AND PRINCIPAL VALUE        PLEASE CONTACT YOUR VARIABLE PRODUCT
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A        ISSUER OR FINANCIAL ADVISOR.
========================================     GAIN OR LOSS WHEN YOU SELL SHARES.

RETURNS SINCE SEPTEMBER 19, 2001, THE            AIM V.I. GROWTH FUND, A SERIES
INCEPTION DATE OF SERIES II SHARES, ARE      PORTFOLIO OF AIM VARIABLE INSURANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        FUNDS, IS CURRENTLY OFFERED THROUGH
BLENDED RETURNS OF THE HISTORICAL            INSURANCE
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER


PRINCIPAL RISKS OF INVESTING IN THE FUND     the Growth subset measures the               OTHER INFORMATION
                                             performance of Russell 1000 companies
The Fund may invest up to 25% of its         with higher price/book ratios and higher     The returns shown in the management's
assets in the securities of non-U.S.         forecasted growth values.                    discussion of Fund performance are based
issuers. International investing                                                          on net asset values calculated for
presents certain risks not associated            The unmanaged Standard & Poor's          shareholder transactions. Generally
with investing solely in the United          Composite Index of 500 Stocks (the S&P       accepted accounting principles require
States. These include risks relating to      500--Registered Trademark-- INDEX) is        adjustments to be made to the net assets
fluctuations in the value of the U.S.        an index of common stocks frequently         of the Fund at period end for financial
dollar relative to the values of other       used as a general measure of U.S. stock      reporting purposes, and as such, the net
currencies, the custody arrangements         market performance.                          asset values for shareholder
made for the Fund's foreign holdings,                                                     transactions and the returns based on
differences in accounting, political             The Fund is not managed to track the     those net asset values may differ from
risks and the lesser degree of public        performance of any particular index,         the net asset values and returns
information required to be provided by       including the indexes defined here, and      reported in the Financial Highlights.
non-U.S. companies.                          consequently, the performance of the         Additionally, the returns and net asset
                                             Fund may deviate significantly from the      values shown throughout this report are
ABOUT INDEXES USED IN THIS REPORT            performance of the indexes.                  at the Fund level only and do not
                                                                                          include variable product issuer charges.
The unmanaged LIPPER LARGE-CAP GROWTH            A direct investment cannot be made       If such charges were included, the total
FUND INDEX represents an average of the      in an index. Unless otherwise indicated,     returns would be lower.
performance of the 30 largest                index results include reinvested
large-capitalization growth funds            dividends, and they do not reflect sales         Industry classifications used in
tracked by Lipper, Inc., an independent      charges. Performance of an index of          this report are generally according to
mutual fund performance monitor.             funds reflects fund expenses;                the Global Industry Classification
                                             performance of a market index does not.      Standard, which was developed by and is
    The unmanaged RUSSELL                                                                 the exclusive property and a service
1000--Registered Trademark-- GROWTH                                                       mark of Morgan Stanley Capital
INDEX is a subset of the unmanaged                                                        International Inc. and Standard &
RUSSELL 1000--Registered Trademark--                                                      Poor's.
INDEX, which represents the performance
of the stocks of large-capitalization
companies;

AIM V.I. GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur      You may use the information in this             The hypothetical account values and
ongoing costs, including management          table, together with the amount you         expenses may not be used to estimate the
fees; distribution and/or service fees       invested, to estimate the expenses that     actual ending account balance or expenses
(12b-1); and other Fund expenses. This       you paid over the period. Simply divide     you paid for the period. You may use this
example is intended to help you              your account value by $1,000 (for           information to compare the ongoing costs of
understand your ongoing costs (in            example, an $8,600 account value divided    investing in the Fund and other funds. To
dollars) of investing in the Fund and to     by $1,000 = 8.6), then multiply the         do so, compare this 5% hypothetical
compare these costs with ongoing costs       result by the number in the table under     example with the 5% hypothetical
of investing in other mutual funds. The      the heading entitled "Actual Expenses       examples that appear in the shareholder
example is based on an investment of         Paid During Period" to estimate the         reports of the other funds.
$1,000 invested at the beginning of the      expenses you paid on your account during
period and held for the entire period        this period.                                    Please note that the expenses shown
July 1, 2005, through December 31, 2005.                                                 in the table are meant to highlight your
                                             HYPOTHETICAL EXAMPLE FOR COMPARISON         ongoing costs. Therefore, the
    The actual and hypothetical expenses     PURPOSES                                    hypothetical information is useful in
in the examples below do not represent                                                   comparing ongoing costs, and will not
the effect of any fees or other expenses     The table below also provides               help you determine the relative total
assessed in connection with a variable       information about hypothetical account      costs of owning different funds.
product; if they did, the expenses shown     values and hypothetical expenses based
would be higher while the ending account     on the Fund's actual expense ratio and
values shown would be lower.                 an assumed rate of return of 5% per year
                                             before expenses, which is not the Fund's
ACTUAL EXPENSES                              actual return. The Fund's actual
                                             cumulative total returns at net asset
The table below provides information         value after expenses for the six months
about actual account values and actual       ended December 31, 2005, appear in the
expenses.                                    table "Cumulative Total Returns" on Page
                                             5.

====================================================================================================================================

                                                   ACTUAL                          HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING                EXPENSES         ENDING            EXPENSES        ANNUALIZED
 SHARE           ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE      PAID DURING         EXPENSE
 CLASS             (7/01/05)         (12/31/05)(1)            PERIOD(2)      (12/31/05)          PERIOD(2)          RATIO
Series I           $1,000.00           $1,076.80               $4.97         $1,020.42            $4.84              0.95%
Series II           1,000.00            1,074.90                6.28          1,019.16             6.11              1.20

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     agreed to waive advisory fees of the
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               Fund and to limit the Fund's total
the management of AIM V.I. Growth Fund       credentials and experience of the            operating expenses, as discussed below.
(the "Fund") and, as required by law,        officers and employees of AIM who will       Based on this review, the Board
determines annually whether to approve       provide investment advisory services to      concluded that the advisory fee rate for
the continuance of the Fund's advisory       the Fund. In reviewing the                   the Fund under the Advisory Agreement
agreement with A I M Advisors, Inc.          qualifications of AIM to provide             was fair and reasonable.
("AIM"). Based upon the recommendation       investment advisory services, the Board
of the Investments Committee of the          reviewed the qualifications of AIM's         o Fees relative to those of comparable
Board, which is comprised solely of          investment personnel and considered such     funds with other advisors. The Board
independent trustees, at a meeting held      issues as AIM's portfolio and product        reviewed the advisory fee rate for the
on June 30, 2005, the Board, including       review process, various back office          Fund under the Advisory Agreement. The
all of the independent trustees,             support functions provided by AIM and        Board compared effective contractual
approved the continuance of the advisory     AIM's equity and fixed income trading        advisory fee rates at a common asset
agreement (the "Advisory Agreement")         operations. Based on the review of these     level and noted that the Fund's rate was
between the Fund and AIM for another         and other factors, the Board concluded       above the median rate of the funds
year, effective July 1, 2005.                that the quality of services to be           advised by other advisors with
                                             provided by AIM was appropriate and that     investment strategies comparable to
   The Board considered the factors          AIM currently is providing satisfactory      those of the Fund that the Board
discussed below in evaluating the            services in accordance with the terms of     reviewed. The Board noted that AIM has
fairness and reasonableness of the           the Advisory Agreement.                      agreed to waive advisory fees of the
Advisory Agreement at the meeting on                                                      Fund and to limit the Fund's total
June 30, 2005 and as part of the Board's     o The performance of the Fund relative       operating expenses, as discussed below.
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed      Based on this review, the Board
deliberations, the Board and the             the performance of the Fund during the       concluded that the advisory fee rate for
independent trustees did not identify        past one, three and five calendar years      the Fund under the Advisory Agreement
any particular factor that was               against the performance of funds advised     was fair and reasonable.
controlling, and each trustee attributed     by other advisors with investment
different weights to the various             strategies comparable to those of the        o Expense limitations and fee waivers.
factors.                                     Fund. The Board noted that the Fund's        The Board noted that AIM has
                                             performance was at the median                contractually agreed to waive advisory
   One of the responsibilities of the        performance of such comparable funds for     fees of the Fund through June 30, 2006
Senior Officer of the Fund, who is           the one and three year periods and below     to the extent necessary so that the
independent of AIM and AIM's affiliates,     such median performance for the five         advisory fees payable by the Fund do not
is to manage the process by which the        year period. Based on this review, the       exceed a specified maximum advisory fee
Fund's proposed management fees are          Board concluded that no changes should       rate, which maximum rate includes
negotiated to ensure that they are           be made to the Fund and that it was not      breakpoints and is based on net asset
negotiated in a manner which is at arm's     necessary to change the Fund's portfolio     levels. The Board considered the
length and reasonable. To that end, the      management team at this time.                contractual nature of this fee waiver
Senior Officer must either supervise a                                                    and noted that it remains in effect
competitive bidding process or prepare       o The performance of the Fund relative       until June 30, 2006. The Board noted
an independent written evaluation. The       to indices. The Board reviewed the           that AIM has contractually agreed to
Senior Officer has recommended an            performance of the Fund during the past      waive fees and/or limit expenses of the
independent written evaluation in lieu       one, three and five calendar years           Fund through April 30, 2006 in an amount
of a competitive bidding process and,        against the performance of the Lipper        necessary to limit total annual
upon the direction of the Board, has         Large Cap Growth Index. The Board noted      operating expenses to a specified
prepared such an independent written         that the Fund's performance was above        percentage of average daily net assets
evaluation. Such written evaluation also     the performance of such Index for the        for each class of the Fund. The Board
considered certain of the factors            one year period, comparable to such          considered the contractual nature of
discussed below. In addition, as             Index for the three year period, and         this fee waiver/expense limitation and
discussed below, the Senior Officer made     below such Index for the five year           noted that it remains in effect through
certain recommendations to the Board in      period. Based on this review, the Board      April 30, 2006. The Board considered the
connection with such written evaluation.     concluded that no changes should be made     effect these fee waivers/expense
                                             to the Fund and that it was not              limitations would have on the Fund's
   The discussion below serves as a          necessary to change the Fund's portfolio     estimated expenses and concluded that
summary of the Senior Officer's              management team at this time.                the levels of fee waivers/expense
independent written evaluation and                                                        limitations for the Fund were fair and
recommendations to the Board in              o Meeting with the Fund's portfolio          reasonable.
connection therewith, as well as a           managers and investment personnel. With
discussion of the material factors and       respect to the Fund, the Board is            o Breakpoints and economies of scale.
the conclusions with respect thereto         meeting periodically with such Fund's        The Board reviewed the structure of the
that formed the basis for the Board's        portfolio managers and/or other              Fund's advisory fee under the Advisory
approval of the Advisory Agreement.          investment personnel and believes that       Agreement, noting that it includes one
After consideration of all of the            such individuals are competent and able      breakpoint. The Board reviewed the level
factors below and based on its informed      to continue to carry out their               of the Fund's advisory fees, and noted
business judgment, the Board determined      responsibilities under the Advisory          that such fees, as a percentage of the
that the Advisory Agreement is in the        Agreement.                                   Fund's net assets, have decreased as net
best interests of the Fund and its                                                        assets increased because the Advisory
shareholders and that the compensation       o Overall performance of AIM. The Board      Agreement includes a breakpoint. The
to AIM under the Advisory Agreement is       considered the overall performance of        Board noted that AIM has contractually
fair and reasonable and would have been      AIM in providing investment advisory and     agreed to waive advisory fees of the
obtained through arm's length                portfolio administrative services to the     Fund through June 30, 2006 to the extent
negotiations.                                Fund and concluded that such performance     necessary so that the advisory fees
                                             was satisfactory.                            payable by the Fund do not exceed a
o The nature and extent of the advisory                                                   specified maximum advisory fee rate,
services to be provided by AIM. The          o Fees relative to those of clients of       which maximum rate includes breakpoints
Board reviewed the services to be            AIM with comparable investment               and is based on net asset levels. The
provided by AIM under the Advisory           strategies. The Board reviewed the           Board concluded that the Fund's fee
Agreement. Based on such review, the         advisory fee rate for the Fund under the     levels under the Advisory Agreement
Board concluded that the range of            Advisory Agreement. The Board noted that     therefore reflect economies of scale and
services to be provided by AIM under the     this rate was comparable to the advisory     that it was not necessary to change the
Advisory Agreement was appropriate and       fee rates for a mutual fund advised by       advisory fee breakpoints in the Fund's
that AIM currently is providing services     AIM with investment strategies               advisory fee schedule.
in accordance with the terms of the          comparable to those of the Fund. The
Advisory Agreement.                          Board noted that AIM has

                                                                                                                         (continued)


AIM V.I. GROWTH FUND


o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized
the fact that uninvested cash and cash       by AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested       arrangements, brokerage commissions paid
in money market funds advised by AIM         by the Fund and/or other funds advised
pursuant to the terms of an SEC              by AIM are used to pay for research and
exemptive order. The Board found that        execution services. This research is
the Fund may realize certain benefits        used by AIM in making investment
upon investing cash balances in AIM          decisions for the Fund. The Board
advised money market funds, including a      concluded that such arrangements were
higher net return, increased liquidity,      appropriate.
increased diversification or decreased
transaction costs. The Board also found      o AIM's financial soundness in light of
that the Fund will not receive reduced       the Fund's needs. The Board considered
services if it invests its cash balances     whether AIM is financially sound and has
in such money market funds. The Board        the resources necessary to perform its
noted that, to the extent the Fund           obligations under the Advisory
invests in affiliated money market           Agreement, and concluded that AIM has
funds, AIM has voluntarily agreed to         the financial resources necessary to
waive a portion of the advisory fees it      fulfill its obligations under the
receives from the Fund attributable to       Advisory Agreement.
such investment. The Board further
determined that the proposed securities      o Historical relationship between the
lending program and related procedures       Fund and AIM. In determining whether to
with respect to the lending Fund is in       continue the Advisory Agreement for the
the best interests of the lending Fund       Fund, the Board also considered the
and its respective shareholders. The         prior relationship between AIM and the
Board therefore concluded that the           Fund, as well as the Board's knowledge
investment of cash collateral received       of AIM's operations, and concluded that
in connection with the securities            it was beneficial to maintain the
lending program in the money market          current relationship, in part, because
funds according to the procedures is in      of such knowledge. The Board also
the best interests of the lending Fund       reviewed the general nature of the
and its respective shareholders.             non-investment advisory services
                                             currently performed by AIM and its
o Independent written evaluation and         affiliates, such as administrative,
recommendations of the Fund's Senior         transfer agency and distribution
Officer. The Board noted that, upon          services, and the fees received by AIM
their direction, the Senior Officer of       and its affiliates for performing such
the Fund, who is independent of AIM and      services. In addition to reviewing such
AIM's affiliates, had prepared an            services, the trustees also considered
independent written evaluation in order      the organizational structure employed by
to assist the Board in determining the       AIM and its affiliates to provide those
reasonableness of the proposed               services. Based on the review of these
management fees of the AIM Funds,            and other factors, the Board concluded
including the Fund. The Board noted that     that AIM and its affiliates were
the Senior Officer's written evaluation      qualified to continue to provide
had been relied upon by the Board in         non-investment advisory services to the
this regard in lieu of a competitive         Fund, including administrative, transfer
bidding process. In determining whether      agency and distribution services, and
to continue the Advisory Agreement for       that AIM and its affiliates currently
the Fund, the Board considered the           are providing satisfactory
Senior Officer's written evaluation and      non-investment advisory services.
the recommendation made by the Senior
Officer to the Board that the Board          o Other factors and current trends. In
consider implementing a process to           determining whether to continue the
assist them in more closely monitoring       Advisory Agreement for the Fund, the
the performance of the AIM Funds. The        Board considered the fact that AIM,
Board concluded that it would be             along with others in the mutual fund
advisable to implement such a process as     industry, is subject to regulatory
soon as reasonably practicable.              inquiries and litigation related to a
                                             wide range of issues. The Board also
o Profitability of AIM and its               considered the governance and compliance
affiliates. The Board reviewed               reforms being undertaken by AIM and its
information concerning the profitability     affiliates, including maintaining an
of AIM's (and its affiliates')               internal controls committee and
investment advisory and other activities     retaining an independent compliance
and its financial condition. The Board       consultant, and the fact that AIM has
considered the overall profitability of      undertaken to cause the Fund to operate
AIM, as well as the profitability of AIM     in accordance with certain governance
in connection with managing the Fund.        policies and practices. The Board
The Board noted that AIM's operations        concluded that these actions indicated a
remain profitable, although increased        good faith effort on the part of AIM to
expenses in recent years have reduced        adhere to the highest ethical standards,
AIM's profitability. Based on the review     and determined that the current
of the profitability of AIM's and its        regulatory and litigation environment to
affiliates' investment advisory and          which AIM is subject should not prevent
other activities and its financial           the Board from continuing the Advisory
condition, the Board concluded that the      Agreement for the Fund.
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                SHARES        VALUE
-----------------------------------------------------------------------
DOMESTIC COMMON STOCKS-86.35%

AEROSPACE & DEFENSE-3.78%

Boeing Co. (The)                                  77,566   $  5,448,236
-----------------------------------------------------------------------
General Dynamics Corp.                            28,226      3,219,175
-----------------------------------------------------------------------
Precision Castparts Corp.                         66,000      3,419,460
=======================================================================
                                                             12,086,871
=======================================================================

APPAREL RETAIL-1.00%

Chico's FAS, Inc.(a)                              72,500      3,184,925
=======================================================================

APPLICATION SOFTWARE-1.94%

Amdocs Ltd.(a)                                   225,809      6,209,747
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.05%

Legg Mason, Inc.                                  28,000      3,351,320
=======================================================================

BIOTECHNOLOGY-4.61%

Amgen Inc.(a)                                     85,000      6,703,100
-----------------------------------------------------------------------
Genzyme Corp.(a)                                  42,500      3,008,150
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          95,000      4,999,850
=======================================================================
                                                             14,711,100
=======================================================================

COMMUNICATIONS EQUIPMENT-3.55%

Cisco Systems, Inc.(a)                           183,470      3,141,006
-----------------------------------------------------------------------
QUALCOMM Inc.                                    190,000      8,185,200
=======================================================================
                                                             11,326,206
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.50%

Best Buy Co., Inc.                                37,000      1,608,760
=======================================================================

COMPUTER HARDWARE-3.00%

Apple Computer, Inc.(a)                           98,582      7,087,060
-----------------------------------------------------------------------
Dell Inc.(a)                                      83,000      2,489,170
=======================================================================
                                                              9,576,230
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.81%

EMC Corp.(a)                                     424,412      5,780,491
=======================================================================

CONSUMER FINANCE-0.48%

American Express Co.                              30,000      1,543,800
=======================================================================

DEPARTMENT STORES-2.54%

Federated Department Stores, Inc.                 25,000      1,658,250
-----------------------------------------------------------------------
J.C. Penney Co., Inc.                             43,000      2,390,800
-----------------------------------------------------------------------
Nordstrom, Inc.                                  108,500      4,057,900
=======================================================================
                                                              8,106,950
=======================================================================

DIVERSIFIED BANKS-1.03%

Bank of America Corp.                             71,452      3,297,510
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

DIVERSIFIED CHEMICALS-0.48%

Dow Chemical Co. (The)                            35,000   $  1,533,700
=======================================================================

DRUG RETAIL-0.06%

CVS Corp.                                          7,649        202,087
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.01%

Emerson Electric Co.                              43,000      3,212,100
=======================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                20,000      1,735,800
=======================================================================

GENERAL MERCHANDISE STORES-1.21%

Target Corp.                                      70,000      3,847,900
=======================================================================

HEALTH CARE DISTRIBUTORS-0.75%

Cardinal Health, Inc.                             35,000      2,406,250
=======================================================================

HEALTH CARE EQUIPMENT-0.52%

Varian Medical Systems, Inc.(a)                   32,930      1,657,696
=======================================================================

HEALTH CARE SERVICES-1.35%

Caremark Rx, Inc.(a)                              83,100      4,303,749
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.86%

Electronic Arts Inc.(a)                           52,500      2,746,275
=======================================================================

HOME IMPROVEMENT RETAIL-1.91%

Home Depot, Inc. (The)                           150,609      6,096,652
=======================================================================

HOUSEHOLD PRODUCTS-1.66%

Procter & Gamble Co. (The)                        91,734      5,309,564
=======================================================================

INDUSTRIAL CONGLOMERATES-2.38%

Textron Inc.                                      46,430      3,574,181
-----------------------------------------------------------------------
Tyco International Ltd.                          140,000      4,040,400
=======================================================================
                                                              7,614,581
=======================================================================

INDUSTRIAL MACHINERY-1.72%

ITT Industries, Inc.                              31,000      3,187,420
-----------------------------------------------------------------------
Parker Hannifin Corp.                             35,000      2,308,600
=======================================================================
                                                              5,496,020
=======================================================================

INTEGRATED OIL & GAS-2.56%

ConocoPhillips                                    80,000      4,654,400
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        44,000      3,514,720
=======================================================================
                                                              8,169,120
=======================================================================

INTERNET RETAIL-1.95%

Amazon.com, Inc.(a)                               35,000      1,650,250
-----------------------------------------------------------------------
eBay Inc.(a)                                     106,167      4,591,723
=======================================================================
                                                              6,241,973
=======================================================================

                              AIM V.I. GROWTH FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-4.63%

Google Inc.-Class A(a)                            16,000   $  6,637,760
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                   208,000      8,149,440
=======================================================================
                                                             14,787,200
=======================================================================

INVESTMENT BANKING & BROKERAGE-5.18%

Goldman Sachs Group, Inc. (The)                   67,500      8,620,425
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     37,635      4,823,678
-----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                     211,000      3,095,370
=======================================================================
                                                             16,539,473
=======================================================================

MANAGED HEALTH CARE-5.75%

Aetna Inc.                                       107,000     10,091,170
-----------------------------------------------------------------------
CIGNA Corp.                                       29,000      3,239,300
-----------------------------------------------------------------------
WellPoint, Inc.(a)                                62,952      5,022,940
=======================================================================
                                                             18,353,410
=======================================================================

MOVIES & ENTERTAINMENT-0.51%

Pixar(a)                                          31,000      1,634,320
=======================================================================

MULTI-LINE INSURANCE-1.13%

Hartford Financial Services Group, Inc. (The)     42,000      3,607,380
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-3.13%

BJ Services Co.                                  159,948      5,865,293
-----------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    65,861      4,129,485
=======================================================================
                                                              9,994,778
=======================================================================

OIL & GAS REFINING & MARKETING-1.29%

Valero Energy Corp.                               80,000      4,128,000
=======================================================================

PHARMACEUTICALS-3.30%

Allergan, Inc.                                    27,000      2,914,920
-----------------------------------------------------------------------
Johnson & Johnson                                127,017      7,633,722
=======================================================================
                                                             10,548,642
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.02%

Allstate Corp. (The)                              60,000      3,244,200
=======================================================================

RAILROADS-1.27%

Burlington Northern Santa Fe Corp.                57,200      4,050,904
=======================================================================

RESTAURANTS-0.89%

YUM! Brands, Inc.                                 60,404      2,831,740
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.80%

KLA-Tencor Corp.                                  51,748      2,552,729
=======================================================================

SEMICONDUCTORS-6.02%

Analog Devices, Inc.                             229,000      8,214,230
-----------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)          125,000      3,146,250
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Microchip Technology Inc.                        136,426   $  4,386,096
-----------------------------------------------------------------------
National Semiconductor Corp.                      88,000      2,286,240
-----------------------------------------------------------------------
NVIDIA Corp.(a)                                   32,280      1,180,157
=======================================================================
                                                             19,212,973
=======================================================================

SOFT DRINKS-0.68%

PepsiCo, Inc.                                     36,500      2,156,420
=======================================================================

SPECIALIZED FINANCE-0.87%

Chicago Mercantile Exchange Holdings Inc.          7,527      2,766,097
=======================================================================

SPECIALTY CHEMICALS-0.36%

Rohm and Haas Co.                                 24,000      1,162,080
=======================================================================

SPECIALTY STORES-2.51%

Office Depot, Inc.(a)                            156,000      4,898,400
-----------------------------------------------------------------------
Tiffany & Co.                                     81,000      3,101,490
=======================================================================
                                                              7,999,890
=======================================================================

SYSTEMS SOFTWARE-1.73%

Oracle Corp.(a)                                  260,000      3,174,600
-----------------------------------------------------------------------
Symantec Corp.(a)                                135,000      2,362,500
=======================================================================
                                                              5,537,100
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.03%

MGIC Investment Corp.                             50,000      3,291,000
=======================================================================
    Total Domestic Common Stocks (Cost
      $220,011,437)                                         275,755,713
=======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.11%

AUSTRALIA-0.42%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                      81,000      1,353,167
=======================================================================

BRAZIL-0.49%

Companhia Vale do Rio Doce-ADR (Steel)            38,000      1,563,320
=======================================================================

FINLAND-0.75%

Nokia Oyj-ADR (Communications Equipment)         131,000      2,397,300
=======================================================================

ISRAEL-1.00%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               74,000      3,182,740
=======================================================================

SINGAPORE-1.32%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             75,270      4,221,895
=======================================================================

SOUTH KOREA-0.67%

Kookmin Bank (Diversified Banks)(a)(b)            28,500      2,131,643
=======================================================================

SWITZERLAND-5.55%

ABB Ltd. (Heavy Electrical Equipment)(a)(b)      180,000      1,748,600
-----------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)                47,000      6,091,200
-----------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Pharmaceuticals)               77,000   $  4,040,960
-----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              39,000      5,855,936
=======================================================================
                                                             17,736,696
=======================================================================

TAIWAN-0.93%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                      300,000      2,973,000
=======================================================================

UNITED KINGDOM-0.98%

Rio Tinto PLC (Diversified Metals &
  Mining)(b)                                      20,000        913,177
-----------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)                   57,000      2,211,030
=======================================================================
                                                              3,124,207
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $31,296,878)                           38,683,968
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-0.91%

Liquid Assets Portfolio-Institutional
  Class(c)                                     1,448,985   $  1,448,985
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    1,448,985      1,448,985
=======================================================================
    Total Money Market Funds (Cost
      $2,897,970)                                             2,897,970
=======================================================================
TOTAL INVESTMENTS-99.37% (Cost $254,206,285)                317,337,651
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.63%                           2,003,460
=======================================================================
NET ASSETS-100.00%                                         $319,341,111
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $6,146,587, which represented 1.92% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $251,308,315)       $ 314,439,681
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $2,897,970)                                 2,897,970
=============================================================
    Total investments (cost $254,206,285)         317,337,651
=============================================================
Receivables for:
  Investments sold                                  2,824,557
-------------------------------------------------------------
  Fund shares sold                                    103,319
-------------------------------------------------------------
  Dividends                                           191,675
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 59,070
-------------------------------------------------------------
Other assets                                            5,785
=============================================================
    Total assets                                  320,522,057
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               676,294
-------------------------------------------------------------
  Fund shares reacquired                              192,111
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              87,131
-------------------------------------------------------------
Accrued administrative services fees                  181,524
-------------------------------------------------------------
Accrued distribution fees -- Series II                  8,195
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                129
-------------------------------------------------------------
Accrued operating expenses                             35,562
=============================================================
    Total liabilities                               1,180,946
=============================================================
Net assets applicable to shares outstanding     $ 319,341,111
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 641,241,754
-------------------------------------------------------------
Undistributed net investment income (loss)            (76,452)
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (384,955,557)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                63,131,366
=============================================================
                                                $ 319,341,111
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                        $ 304,667,631
_____________________________________________________________
=============================================================
Series II                                       $  14,673,480
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           17,663,656
_____________________________________________________________
=============================================================
Series II                                             859,379
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                     $       17.25
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                     $       17.07
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $16,940)                                       $  2,325,618
-------------------------------------------------------------
Dividends from affiliated money market funds           85,127
=============================================================
    Total investment income                         2,410,745
=============================================================

EXPENSES:

Advisory fees                                       2,169,207
-------------------------------------------------------------
Administrative services fees                          819,421
-------------------------------------------------------------
Custodian fees                                         52,572
-------------------------------------------------------------
Distribution fees -- Series II                         32,585
-------------------------------------------------------------
Interest                                                  404
-------------------------------------------------------------
Transfer agent fees                                    33,202
-------------------------------------------------------------
Trustees' and officer's fees and benefits              25,310
-------------------------------------------------------------
Other                                                 105,918
=============================================================
    Total expenses                                  3,238,619
=============================================================
Less: Fees waived                                        (527)
=============================================================
    Net expenses                                    3,238,092
=============================================================
Net investment income (loss)                         (827,347)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains
    (losses) from securities sold to affiliates
    of $(482,797))                                 47,923,434
-------------------------------------------------------------
  Foreign currencies                                   36,374
-------------------------------------------------------------
  Option contracts written                            180,673
=============================================================
                                                   48,140,481
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (24,738,133)
-------------------------------------------------------------
  Foreign currencies                                      (28)
=============================================================
                                                  (24,738,161)
=============================================================
Net gain from investment securities, foreign
  currencies and option contracts                  23,402,320
=============================================================
Net increase in net assets resulting from
  operations                                     $ 22,574,973
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (827,347)   $   (179,926)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             48,140,481      34,514,787
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (24,738,161)     (5,082,659)
==========================================================================================
    Net increase in net assets resulting from operations        22,574,973      29,252,202
==========================================================================================
Share transactions-net:
  Series I                                                     (82,145,692)    (55,702,056)
------------------------------------------------------------------------------------------
  Series II                                                        640,348       2,385,025
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (81,505,344)    (53,317,031)
==========================================================================================
    Net increase (decrease) in net assets                      (58,930,371)    (24,064,829)
==========================================================================================

NET ASSETS:

  Beginning of year                                            378,271,482     402,336,311
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(76,452) and $(75,266), respectively)          $319,341,111    $378,271,482
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                              AIM V.I. GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                              AIM V.I. GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument

                              AIM V.I. GROWTH FUND
may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.65%
---------------------------------------------------------------------
Over $250 million                                               0.60%
 ____________________________________________________________________
=====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $527.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $88,361 for accounting and fund administrative services and reimbursed $731,060 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $33,202.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $32,585.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                              AIM V.I. GROWTH FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $2,220,563       $ 67,729,816      $ (68,501,394)        $   --         $1,448,985       $42,470       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            2,220,563         67,729,816        (68,501,394)            --          1,448,985        42,657           --
==================================================================================================================================
  Total           $4,441,126       $135,459,632      $(137,002,788)        $   --         $2,897,970       $85,127       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $4,067,182 and sales of $1,811,576, which resulted in net realized gains (losses) of $(482,797).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,235 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2005, the average interfund borrowings for the 3 days the borrowings were outstanding was $1,680,550 with a weighted average interest rate of 2.92% and interest expense of $404.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

                              AIM V.I. GROWTH FUND

NOTE 7--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                 --       $      --
------------------------------------------------------------------------------------
Written                                                          915         186,369
------------------------------------------------------------------------------------
Closed                                                          (735)       (141,781)
------------------------------------------------------------------------------------
Expired                                                         (180)        (44,588)
====================================================================================
End of year                                                       --              --
____________________________________________________________________________________
====================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  61,620,878
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (76,452)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (383,445,069)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     641,241,754
=============================================================================
Total net assets                                                $ 319,341,111
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax treatment of certain option contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $382,545,842 of capital loss carryforward in the fiscal year ended December 31, 2006.

    The Fund utilized $45,700,335 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                               CAPITAL LOSS
EXPIRATION                                                     CARRYFORWARD*
----------------------------------------------------------------------------
December 31, 2009                                              $254,169,218
----------------------------------------------------------------------------
December 31, 2010                                               103,262,179
----------------------------------------------------------------------------
December 31, 2011                                                26,013,672
----------------------------------------------------------------------------
Total capital loss carryforward                                $383,445,069
____________________________________________________________________________
============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of INVESCO VIF-Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

                              AIM V.I. GROWTH FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $316,833,444 and $401,888,481, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $65,579,077
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (3,958,199)
===============================================================================
Net unrealized appreciation of investment securities               $61,620,878
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $255,716,773.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2005, undistributed net investment income (loss) was increased by $826,161, undistributed net realized gain (loss) was decreased by $36,376 and shares of beneficial interest decreased by $789,785. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                        2005 (A)                         2004
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      5,320,744    $  83,814,875     2,624,088    $  39,797,986
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                       442,078        7,230,882       417,397        6,230,930
=========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                             --               --       451,258        6,684,290
=========================================================================================================================
Reacquired:
  Series I                                                    (10,399,905)    (165,960,567)   (6,809,056)    (102,184,332)
-------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (408,896)      (6,590,534)     (255,813)      (3,845,905)
=========================================================================================================================
                                                               (5,045,979)   $ (81,505,344)   (3,572,126)   $ (53,317,031)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 74% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-Growth Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 451,258 shares of the Fund for 1,093,801 shares of INVESCO VIF-Growth Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-Growth Fund's net assets at that date of $6,684,290, including $435,251 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $388,609,444.

                              AIM V.I. GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.05       $  14.83    $  11.30    $  16.37    $  24.81
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)         (0.01)(a)    (0.02)     (0.03)(b)    (0.03)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.24           1.23        3.55       (5.04)      (8.37)
=========================================================================================================================
    Total from investment operations                              1.20           1.22        3.53       (5.07)      (8.40)
=========================================================================================================================
Less dividends from net investment income                           --             --          --          --       (0.04)
=========================================================================================================================
Net asset value, end of period                                $  17.25       $  16.05    $  14.83    $  11.30    $  16.37
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   7.48%          8.23%      31.24%     (30.97)%    (33.86)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $304,668       $365,108    $392,533    $361,259    $601,648
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           0.94%(d)       0.91%       0.89%       0.91%       0.88%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.23)%(d)     (0.04)%(a)    (0.13)%    (0.21)%    (0.17)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             94%            88%        101%        195%        239%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend were $(0.03) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $327,667,163.

                              AIM V.I. GROWTH FUND

                                                                                          SERIES II
                                                             --------------------------------------------------------------------
                                                                                                             SEPTEMBER 19, 2001
                                                                                                                (DATE SALES
                                                                      YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                             ------------------------------------------         DECEMBER 31,
                                                              2005          2004       2003      2002               2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 15.93       $ 14.75    $11.27    $ 16.36            $14.67
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.07)        (0.04)(a)  (0.03)    (0.06)(b)          (0.02)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.21          1.22      3.51      (5.03)             1.75
=================================================================================================================================
    Total from investment operations                            1.14          1.18      3.48      (5.09)             1.73
=================================================================================================================================
Less dividends from net investment income                         --            --        --         --             (0.04)
=================================================================================================================================
Net asset value, end of period                               $ 17.07       $ 15.93    $14.75    $ 11.27            $16.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                 7.16%         8.00%    30.88%    (31.11)%           11.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $14,673       $13,163    $9,803    $ 2,733            $  604
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                         1.19%(d)      1.16%     1.14%      1.16%             1.17%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.48)%(d)    (0.29)%(a)  (0.38)%   (0.46)%          (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           94%           88%      101%       195%              239%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend were $(0.06) and (0.39)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $13,033,990.
(e)  Annualized.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, a Plan of Reorganization pursuant to which the Fund, would transfer all of its assets to AIM V.I. Capital Appreciation Fund ("Buying Fund"), a series of the Trust ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at

                              AIM V.I. GROWTH FUND
the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on

                              AIM V.I. GROWTH FUND
the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.



As described in Note 13, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM V.I. Capital Appreciation Fund. This merger is expected to take place following approval by the Fund's shareholders, at which time the Fund will cease to operate.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                              AIM V.I. GROWTH FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

    TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

                              AIM V.I. GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                              AIM V.I. GROWTH FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                              AIM V.I. GROWTH FUND

                                                        AIM V.I. HIGH YIELD FUND
                               Annual Report to Shareholders o December 31, 2005


       AIM V.I. HIGH YIELD FUND seeks to achieve a high level of current income.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site,sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. HIGH YIELD FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                       MARKET CONDITIONS AND YOUR FUND

PERFORMANCE SUMMARY                                                                    In 2005, the broad bond
                                           =======================================     market--represented by the Lehman
The high yield market proved resilient     FUND VS. INDEXES                            Brothers U.S. Aggregate Bond
in 2005 despite a changing market                                                      Index--produced modestly positive
environment. We are pleased to report      TOTAL RETURNS, 12/31/04-12/31/05,           returns amid rate hikes by the Federal
that AIM V.I. High Yield Fund Series I     EXCLUDING VARIABLE PRODUCT ISSUER           Reserve (the Fed), increased
Shares traded inline with its              CHARGES. IF VARIABLE PRODUCT ISSUER         inflationary concerns and higher energy
style-specific and broad market            CHARGES WERE INCLUDED, RETURNS WOULD BE     prices. During the fiscal year, high
benchmarks. We attribute our performance   LOWER.                                      yield bonds produced modestly positive
to sound credit selection and a                                                        returns. Although returns for the high
well-diversified portfolio which helped    Series I Shares                   2.72%     yield market slightly outpaced those in
us weather sometimes difficult market                                                  the investment grade bond market, high
conditions. For long-term Fund             Series II Shares                  2.43      yield bond performance was subdued
performance, please turn to Pages 4                                                    compared to strong rallies in 2004 and
and 5.                                     Lehman Brothers U.S.                        2003.
                                           Aggregate Bond Index
                                           (Broad Market Index)              2.43         In the early part of 2005, high yield
                                                                                       market volatility increased due in large
                                           Lehman Brothers High Yield                  part to the prospect and eventual debt
                                           Index (Style-specific Index)      2.74      downgrade of GENERAL MOTORS (GM) and
                                                                                       FORD--two of the world's largest issuers
                                           Lipper High Yield Bond Fund                 of corporate debt. Speculation that
                                           Index (Peer Group Index)          3.00      these large issuers would enter the high
                                                                                       yield universe caused investors to sell
                                           SOURCE: LIPPER, INC.                        the debt, sharply reducing prices on the
                                           =======================================     bonds.

=========================================  =======================================        As market uncertainty increased, so
                                                                                       did yield spreads--the difference
HOW WE INVEST                               within their respective industries. We     between yields on high-yield bonds and
                                            also consider general economic and         comparable maturity Treasuries. By
Your Fund invests primarily in              market trends in selecting securities      late-May however, the high yield market
lower-rated credit quality corporate        for the portfolio. Changes in a            began to rally as it became apparent the
bonds. Our investment discipline focuses    security's risk profile or value and       automaker downgrades did not overwhelm
on providing attractive current income      overall market conditions generally        the market with new supply; and yield
for shareholders and consistent             determine buy and sell decisions.          spreads tightened back to earlier-year
performance within a framework designed                                                levels.
to control volatility. Additionally, we        Measures we use to control risk
seek growth of shareholders' principal      include:                                      In the second half of the year, high
without exposure to undue risk.                                                        yield bonds produced modestly positive
                                            o limiting the portfolio's assets that     returns despite a flight-to-quality
   We use a bottom-up approach to           are invested in any one security           driven by the after effects of Hurricane
investing, focusing on individual                                                      Katrina, inflation concerns and negative
companies. Our analysts evaluate balance    o diversifying Fund holdings over          profit warnings from some consumer
sheets and income statements to assess a    different industries                       companies.
company's condition. We also seek to own
securities that are attractively valued        We will consider selling a security
relative to other high yield bonds and      if its risk profile deteriorates or we
                                            determine that there are other
                                            securities that are more attractive.

=======================================  =======================================   =========================================

PORTFOLIO COMPOSITION                    TOP 5 INDUSTRIES*                         TOP 10 ISSUERS*

By credit rating quality                 1. Wireless Telecommunication              1. Targeted Return Index
                                            Services                        7.5%       Securities Trust               3.9%
BBB                                3.3%
                                         2. Broadcasting & Cable TV         6.2     2. General Motors Acceptance
BB                                29.6                                                 Corp.                          2.0
                                         3. Electric Utilities              4.8
B                                 50.6                                              3. Grupo Transportacion
                                         4. Independent Power                          Ferroviaria Mexicana,
CCC                                5.4      Producers & Energy Traders      4.5        S.A. de C.V. (Mexico)          1.5

C                                  0.1   5. Casino & Gaming                 3.9     4. AES Corp. (The)                1.4

NR                                 2.3                                              5. Ford Motor Credit Co.          1.3
                                         TOTAL NET ASSETS         $56.3 MILLION
Equity                             1.4   TOTAL NUMBER OF HOLDINGS*          252     6. Midwest Generation, LLC.       1.2

Money Market Funds                                                                  7. Mission Energy Holding Co.     1.2
Plus Other Assets Less Liabilities 7.3
                                                                                    8. Tenet Healthcare Corp.         1.0
SOURCE FOR CREDIT QUALITY RATING:
MOODY'S AND STANDARD & POOR'S                                                       9. American Tower Corp.           1.0

                                                                                   10. HealthSouth Corp.              1.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=======================================  =======================================   =========================================

AIM V.I. HIGH YIELD FUND

   Credit quality was a performance        biggest detractors during the fiscal                      PETER EHRET, Chartered
factor in 2005. B-rated bonds proved the   year. Similar to our investment strategy       [EHRET     Financial Analyst, senior
best performing high yield quality         with Telewest, we originally purchased         PHOTO]     portfolio manager, is
category during the fiscal year. This      our investment in Adelphia while it was                   co-lead manager of AIM
proved beneficial for your Fund as the     in bankruptcy. Despite declines in our                    V.I. High Yield Fund. Mr.
B-rated area of the high yield market      Adelphia investment this year, we have                    Ehret joined AIM in 2001.
remains our focus. In 2004, we began to    maintained our position as two leading      He graduated cum laude with a B.S. in
gradually reduce the portfolio's           communication companies have agreed to      economics from the University of
risk--decreasing our exposure to lower     acquire the company's assets.               Minnesota. He also has an M.S. in real
quality credits such as CCC-rated bonds.                                               estate appraisal and investment analysis
                                              Our limited exposure to                  from the University of Wisconsin-Madison.
   We also strive to reduce risk through   longer-maturity high yield securities
a rigorous credit evaluation process. By   compared with our benchmark also hurt                     CAROLYN GIBBS, Chartered
employing this strategy, we were able to   comparative results. Longer-maturity            [GIBBS    Financial Analyst, senior
avoid most of the losses suffered by the   high yield bonds outperformed                   PHOTO]    portfolio manager, is
automaker downgrades as we had limited     intermediate high yield bonds during the                  co-lead manager of AIM
exposure there.                            fiscal year. We generally do not take                     V.I. High Yield Fund. Ms.
                                           20-year credit risk, especially given                     Gibbs has been in the
=======================================    the relatively low spread environment.      investment business since 1983. She
                                                                                       graduated magna cum laude from Texas
          OTHER CONTRIBUTORS TO            IN CLOSING                                  Christian University, where she received
          PERFORMANCE INCLUDED                                                         a B.A. in English. She also received an
          OUR EXPOSURE TO THE              We are encouraged by the resilience of      M.B.A. in finance from The Wharton
       WIRELESS TELECOMMUNICATION          the high yield market, which is coping      School at the University of
           SERVICES INDUSTRY               well with the automakers' transition        Pennsylvania.
          WHICH HAS BENEFITED              into the high yield universe during the
          FROM NET SUBSCRIBER              year. In 2005, economic growth remained                   DARREN HUGHES, Chartered
          ADDITIONS, INCREASED             strong and M&A activity for the asset          [HUGHES    Financial Analyst, senior
         DATA TRANSMISSION, AND            class continued at a brisk pace.                PHOTO]    portfolio manager, is
         CARRIER CONSOLIDATION.                                                                      manager of AIM V.I. High
                                              We are pleased to report these trends                  Yield Fund. He joined AIM
=======================================    and to provide our shareholders with                      in 1992. Mr. Hughes earned
                                           positive Fund returns for the reporting     a B.B.A. in finance and economics from
   Increased merger and acquisition        period. We appreciate your continued        Baylor University.
(M&A) activity in the high yield market    participation in AIM V.I. High Yield
also proved beneficial as some of our      Fund.                                       Assisted by Taxable High Yield Team
holdings have been merger targets. For
instance, TELEWEST GLOBAL--a cable         The views and opinions expressed in
television operator--proved a top          management's discussion of Fund
contributor. Telewest is actually an       performance are those of A I M Advisors,
equity position we received for bonds as   Inc. These views and opinions are
resolution of its bankruptcy case. We      subject to change at any time based on
purchased the bonds near the end of the    factors such as market and economic
company's bankruptcy and retained the      conditions. These views and opinions may
equity to maximize recovery. The company   not be relied upon as investment advice
was acquired by another cable company      or recommendations, or as an offer for a
and has made a substantial recovery.       particular security. The information is
                                           not a complete analysis of every aspect
   Other contributors to performance       of any market, country, industry,
included our exposure to the wireless      security or the Fund. Statements of fact
telecommunication services industry        are from sources considered reliable,
which has benefited from net subscriber    but A I M Advisors, Inc. makes no
additions, increased data transmission,    representation or warranty as to their               [RIGHT ARROW GRAPHIC]
and carrier consolidation.                 completeness or accuracy. Although
                                           historical performance is no guarantee      FOR A DISCUSSION OF THE RISKS OF
   A few holdings, however, detracted      of future results, these insights may       INVESTING IN YOUR FUND, INDEXES USED IN
from Fund performance. ADELPHIA            help you understand our investment          THIS REPORT AND YOUR FUND'S LONG-TERM
COMMUNICATIONS--a U.S. cable television    management philosophy.                      PERFORMANCE, PLEASE TURN TO PAGES 4 AND
provider--was one of our                                                               5.

AIM V.I. HIGH YIELD FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 5/1/98, INDEX DATA FROM 4/30/98

=====================================================================================

                                   [MOUNTAIN CHART]

DATE        AIM V.I. HIGH       LIPPER HIGH       LEHMAN BROTHERS     LEHMAN BROTHERS
              YIELD FUND-        YIELD BOND       U.S. AGGREGATE        HIGH YIELD
            SERIES I SHARES      FUND INDEX         BOND INDEX            INDEX

4/30/98                            $10000             $10000              $10000
   5/98         $10080               9989              10095               10035
   6/98          10050              10006              10180               10071
   7/98          10090              10075              10202               10128
   8/98           9410               9307              10368                9569
   9/98           9129               9251              10611                9613
  10/98           8790               9041              10555                9416
  11/98           9279               9572              10615                9806
  12/98           9239               9542              10647                9817
   1/99           9374               9715              10723                9963
   2/99           9479               9676              10535                9904
   3/99           9584               9847              10594                9999
   4/99           9929              10101              10627               10192
   5/99           9772               9909              10534               10054
   6/99           9803               9911              10501               10033
   7/99           9939               9914              10456               10073
   8/99           9835               9813              10451                9962
   9/99           9720               9737              10572                9890
  10/99           9667               9709              10611                9825
  11/99           9918               9880              10610                9939
  12/99          10211               9999              10559               10052
   1/00          10336               9950              10525               10008
   2/00          10506              10020              10652               10028
   3/00          10211               9847              10792                9817
   4/00           9928               9804              10761                9833
   5/00           9646               9629              10756                9732
   6/00           9883               9807              10980                9930
   7/00           9826               9825              11080               10006
   8/00           9769               9876              11240               10074
   9/00           9622               9731              11311                9986
  10/00           8750               9398              11386                9666
  11/00           8139               8874              11572                9284
  12/00           8270               9028              11787                9463
   1/01           8998               9627              11979               10172
   2/01           8986               9657              12084               10307
   3/01           8479               9337              12145               10065
   4/01           8232               9214              12094                9939
   5/01           8310               9314              12167               10118
   6/01           7933               9040              12213                9834
   7/01           7907               9093              12486                9979
   8/01           7919               9133              12629               10097
   9/01           7334               8488              12776                9418
  10/01           7581               8682              13044                9651
  11/01           7919               8958              12864               10003
  12/01           7858               8934              12782                9962
   1/02           7858               8955              12886               10032
   2/02           7621               8797              13010                9892
   3/02           7784               8971              12794               10130
   4/02           7829               9065              13042               10292
   5/02           7740               8974              13153               10235
   6/02           7311               8469              13267                9480
   7/02           7045               8191              13427                9066
   8/02           7119               8332              13653                9325
   9/02           7045               8216              13874                9202
  10/02           6956               8164              13811                9122
  11/02           7297               8635              13808                9687
  12/02           7400               8719              14093                9822
   1/03           7548               8912              14105               10149
   2/03           7622               9031              14300               10274
   3/03           7829               9256              14289               10570
   4/03           8229               9711              14407               11197
   5/03           8347               9826              14676               11313
   6/03           8584              10091              14646               11638
   7/03           8525              10013              14154               11510
   8/03           8629              10148              14248               11643
   9/03           8851              10394              14625               11961
  10/03           9073              10627              14489               12202
  11/03           9221              10751              14523               12387
  12/03           9475              11017              14671               12668
   1/04           9682              11194              14789               12910
   2/04           9635              11172              14949               12877
   3/04           9650              11214              15061               12965
   4/04           9682              11189              14669               12876
   5/04           9476              11016              14611               12658
   6/04           9634              11170              14693               12840
   7/04           9713              11259              14839               13014
   8/04           9903              11443              15122               13270
   9/04          10062              11602              15163               13462
  10/04          10252              11808              15290               13706
  11/04          10394              11976              15168               13871
  12/04          10540              12156              15308               14078
   1/05          10557              12126              15404               14059
   2/05          10786              12312              15313               14266
   3/05          10475              11985              15234               13851
   4/05          10312              11845              15440               13716
   5/05          10508              12035              15608               13960
   6/05          10687              12228              15693               14234
   7/05          10867              12418              15550               14483
   8/05          10900              12477              15749               14510
   9/05          10785              12396              15587               14365
  10/05          10671              12294              15464               14265
  11/05          10736              12406              15532               14340
  12/05          10825              12521              15680               14463

=====================================================================================

                                                                 SOURCE: LIPPER, INC.


Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

AIM V.I. HIGH YIELD FUND

=======================================
AVERAGE ANNUAL TOTAL RETURNS               SHARES. SERIES I AND SERIES II SHARES       GIVEN REPRESENT THE FUND AND ARE NOT
                                           INVEST IN THE SAME PORTFOLIO OF             INTENDED TO REFLECT ACTUAL VARIABLE
As of 12/31/05                             SECURITIES AND WILL HAVE SUBSTANTIALLY      PRODUCT VALUES. THEY DO NOT REFLECT
                                           SIMILAR PERFORMANCE, EXCEPT TO THE          SALES CHARGES, EXPENSES AND FEES
SERIES I SHARES                            EXTENT THAT EXPENSES BORNE BY EACH CLASS    ASSESSED IN CONNECTION WITH A VARIABLE
Inception (5/1/98)                1.04%    DIFFER.                                     PRODUCT. SALES CHARGES, EXPENSES AND
 5 Years                          5.53                                                 FEES, WHICH ARE DETERMINED BY THE
 1 Year                           2.72        THE PERFORMANCE DATA QUOTED REPRESENT    VARIABLE PRODUCT ISSUERS, WILL VARY AND
                                           PAST PERFORMANCE AND CANNOT GUARANTEE       WILL LOWER THE TOTAL RETURN.
SERIES II SHARES                           COMPARABLE FUTURE RESULTS; CURRENT
Inception                         0.82%    PERFORMANCE MAY BE LOWER OR HIGHER.            PER NASD REQUIREMENTS, THE MOST RECENT
 5 Years                          5.32     PLEASE CONTACT YOUR VARIABLE PRODUCT        MONTH-END PERFORMANCE DATA AT THE FUND
 1 Year                           2.43     ISSUER OR FINANCIAL ADVISOR FOR THE MOST    LEVEL, EXCLUDING VARIABLE PRODUCT
                                           RECENT MONTH-END VARIABLE PRODUCT           CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
=======================================    PERFORMANCE. PERFORMANCE FIGURES REFLECT    INFORMATION LINE, 866-702-4402. AS
                                           FUND EXPENSES, REINVESTED DISTRIBUTIONS     MENTIONED ABOVE, FOR THE MOST RECENT
CUMULATIVE TOTAL RETURNS                   AND CHANGES IN NET ASSET VALUE.             MONTH-END PERFORMANCE INCLUDING VARIABLE
                                           INVESTMENT RETURN AND PRINCIPAL VALUE       PRODUCT CHARGES, PLEASE CONTACT YOUR
Six months ended 12/31/05                  WILL FLUCTUATE SO THAT YOU MAY HAVE A       VARIABLE PRODUCT ISSUER OR FINANCIAL
Series I Shares                   1.30%    GAIN OR LOSS WHEN YOU SELL SHARES.          ADVISOR.
Series II Shares                  1.18
                                              AIM V.I. HIGH YIELD FUND, A SERIES
=======================================    PORTFOLIO OF AIM VARIABLE INSURANCE
                                           FUNDS, IS CURRENTLY OFFERED THROUGH
RETURNS SINCE MARCH 26, 2002, THE          INSURANCE COMPANIES ISSUING VARIABLE
INCEPTION DATE OF SERIES II SHARES, ARE    PRODUCTS. YOU CANNOT PURCHASE SHARES OF
HISTORICAL. ALL OTHER RETURNS ARE THE      THE FUND DIRECTLY. PERFORMANCE FIGURES
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12b-1 FEES APPLICABLE TO
SERIES II

PRINCIPAL RISKS OF INVESTING IN THE FUND   securities), is compiled by Lehman          Nationally Recognized Statistical Rating
                                           Brothers, a global investment bank.         Organizations based on assessment of the
The Fund may invest up to 25% of its                                                   credit quality of the individual
assets in the securities of non-U.S.          The unmanaged LIPPER HIGH YIELD BOND     securities.
issuers. International investing           FUND INDEX represents an average of the
presents certain risks not associated      30 largest high-yield bond funds tracked       The returns shown in management's
with investing solely in the United        by Lipper, Inc., an independent mutual      discussion of Fund performance are based
States. These include risks relating to    fund performance monitor.                   on net asset values calculated for
fluctuations in the value of the U.S.                                                  shareholder transactions. Generally
dollar relative to the values of other        The unmanaged LEHMAN BROTHERS HIGH       accepted accounting principles require
currencies, the custody arrangements       YIELD INDEX, which represents the           adjustments to be made to the net assets
made for the Fund's foreign holdings,      performance of high-yield debt              of the Fund at period end for financial
differences in accounting, political       securities, is compiled by Lehman           reporting purposes, and as such, the net
risks and the lesser degree of public      Brothers, a global investment bank.         asset values for shareholder
information required to be provided by                                                 transactions and the returns based on
non-U.S. companies.                           The Fund is not managed to track the     those net asset values may differ from
                                           performance of any particular index,        the net asset values and returns
   The Fund invests in higher-yielding,    including the indexes defined here, and     reported in the Financial Highlights.
lower-rated corporate bonds, commonly      consequently, the performance of the
known as junk bonds, which have a          Fund may deviate significantly from the     Additionally, the returns and net asset
greater risk of price fluctuation and      performance of the indexes.                 values shown throughout this report are
loss of principal and income than do                                                   at the Fund level only and do not
U.S. government securities such as U.S.       A direct investment cannot be made in    include variable product issuer charges.
Treasury bills, notes and bonds, for       an index. Unless otherwise indicated,       If such charges were included, the total
which principal and any applicable         index results include reinvested            returns would be lower.
interest are guaranteed by the             dividends, and they do not reflect sales
government if held to maturity.            charges. Performance of an index of            Industry classifications used in this
                                           funds reflects fund expenses;               report are generally according to the
ABOUT INDEXES USED IN THIS REPORT          performance of a market index does not.     Global Industry Classification Standard,
                                                                                       which was developed by and is the
The unmanaged LEHMAN BROTHERS U.S.         OTHER INFORMATION                           exclusive property and a service mark of
AGGREGATE BOND INDEX (the Lehman                                                       Morgan Stanley Capital International
Aggregate), which represents the U.S.      The average credit quality of the Fund's    Inc. and Standard & Poor's.
investment-grade fixed-rate bond market    holdings as of the close of the
(including government and corporate        reporting period represents the weighted
securities, mortgage pass-through          average quality rating of the securities
securities and asset-backed                in the portfolio as assigned by

AIM V.I. HIGH YIELD FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    together with the amount you invested,         The hypothetical account values and
                                           to estimate the expenses that you paid      expenses may not be used to estimate the
As a shareholder of the Fund, you incur    over the period. Simply divide your         actual ending account balance or
ongoing costs, including management        account value by $1,000 (for example, an    expenses you paid for the period. You
fees; distribution and/or service fees     $8,600 account value divided by $1,000 =    may use this information to compare the
(12b-1); and other Fund expenses. This     8.6), then multiply the result by the       ongoing costs of investing in the Fund
example is intended to help you            number in the table under the heading       and other funds. To do so, compare this
understand your ongoing costs (in          entitled "Actual Expenses Paid During       5% hypothetical example with the 5%
dollars) of investing in the Fund and to   Period" to estimate the expenses you        hypothetical examples that appear in the
compare these costs with ongoing costs     paid on your account during this period.    shareholder reports of the other funds.
of investing in other mutual funds. The
example is based on an investment of       HYPOTHETICAL EXAMPLE FOR COMPARISON            Please note that the expenses shown in
$1,000 invested at the beginning of the    PURPOSES                                    the table are meant to highlight your
period and held for the entire period                                                  ongoing costs. Therefore, the
July 1, 2005, through December 31, 2005.   The table below also provides               hypothetical information is useful in
                                           information about hypothetical account      comparing ongoing costs, and will not
   The actual and hypothetical expenses    values and hypothetical expenses based      help you determine the relative total
in the examples below do not represent     on the Fund's actual expense ratio and      costs of owning different funds.
the effect of any fees or other expenses   an assumed rate of return of 5% per year
assessed in connection with a variable     before expenses, which is not the Fund's
product; if they did, the expenses shown   actual return. The Fund's actual
would be higher while the ending account   cumulative total returns at net asset
values shown would be lower.               value after expenses for the six months
                                           ended December 31, 2005, appear in the
ACTUAL EXPENSES                            table "Cumulative Total Returns" on
                                           Page 5.
The table below provides information
about actual account values and actual
expenses. You may use the information in
this table,

====================================================================================================================================

                                       ACTUAL                                                     HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING            EXPENSES           ENDING            EXPENSES         ANNUALIZED
  SHARE         ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING        EXPENSE
  CLASS            (7/1/05)         (12/31/05)(1)         PERIOD(2)         (12/31/05)          PERIOD(2)         RATIO
Series I          $1,000.00           $1,013.00            $4.82            $1,020.42            $4.84             0.95%
Series II          1,000.00            1,011.80             6.09             1,019.16             6.11             1.20

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. HIGH YIELD FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable      o The quality of services to be provided    to those of the Fund; and (ii) was lower
Insurance Funds (the "Board") oversees     by AIM. The Board reviewed the              than the advisory fee rate for an
the management of AIM V.I. High Yield      credentials and experience of the           offshore fund for which an AIM affiliate
Fund (the "Fund") and, as required by      officers and employees of AIM who will      serves as advisor with investment
law, determines annually whether to        provide investment advisory services to     strategies comparable to those of the
approve the continuance of the Fund's      the Fund. In reviewing the                  Fund. The Board noted that AIM has
advisory agreement with A I M Advisors,    qualifications of AIM to provide            agreed to limit the Fund's total
Inc. ("AIM"). Based upon the               investment advisory services, the Board     operating expenses, as discussed below.
recommendation of the Investments          reviewed the qualifications of AIM's        Based on this review, the Board
Committee of the Board, which is           investment personnel and considered such    concluded that the advisory fee rate for
comprised solely of independent            issues as AIM's portfolio and product       the Fund under the Advisory Agreement
trustees, at a meeting held on June 30,    review process, various back office         was fair and reasonable.
2005, the Board, including all of the      support functions provided by AIM and
independent trustees, approved the         AIM's equity and fixed income trading       o Fees relative to those of comparable
continuance of the advisory agreement      operations. Based on the review of these    funds with other advisors. The Board
(the "Advisory Agreement") between the     and other factors, the Board concluded      reviewed the advisory fee rate for the
Fund and AIM for another year, effective   that the quality of services to be          Fund under the Advisory Agreement. The
July 1, 2005.                              provided by AIM was appropriate and that    Board compared effective contractual
                                           AIM currently is providing satisfactory     advisory fee rates at a common asset
   The Board considered the factors        services in accordance with the terms of    level and noted that the Fund's rate was
discussed below in evaluating the          the Advisory Agreement.                     above the median rate of the funds
fairness and reasonableness of the                                                     advised by other advisors with
Advisory Agreement at the meeting on       o The performance of the Fund relative      investment strategies comparable to
June 30, 2005 and as part of the Board's   to comparable funds. The Board reviewed     those of the Fund that the Board
ongoing oversight of the Fund. In their    the performance of the Fund during the      reviewed. The Board noted that AIM has
deliberations, the Board and the           past one, three and five calendar years     agreed to limit the Fund's total
independent trustees did not identify      against the performance of funds advised    operating expenses, as discussed below.
any particular factor that was             by other advisors with investment           Based on this review, the Board
controlling, and each trustee attributed   strategies comparable to those of the       concluded that the advisory fee rate for
different weights to the various           Fund. The Board noted that the Fund's       the Fund under the Advisory Agreement
factors.                                   performance for the three and five year     was fair and reasonable.
                                           periods was below the median performance
   One of the responsibilities of the      of such comparable funds and above the      o Expense limitations and fee waivers.
Senior Officer of the Fund, who is         median performance for the one year         The Board noted that AIM has
independent of AIM and AIM's affiliates,   period. Based on this review, the Board     contractually agreed to waive fees
is to manage the process by which the      concluded that no changes should be made    and/or limit expenses of the Fund
Fund's proposed management fees are        to the Fund and that it was not             through June 30, 2006 in an amount
negotiated to ensure that they are         necessary to change the Fund's portfolio    necessary to limit total annual
negotiated in a manner which is at arm's   management team at this time.               operating expenses to a specified
length and reasonable. To that end, the                                                percentage of average daily net assets
Senior Officer must either supervise a     o The performance of the Fund relative      for each class of the Fund. The Board
competitive bidding process or prepare     to indices. The Board reviewed the          considered the contractual nature of
an independent written evaluation. The     performance of the Fund during the past     this fee waiver/expense limitation and
Senior Officer has recommended an          one, three and five calendar years          noted that it remains in effect until
independent written evaluation in lieu     against the performance of the Lipper       June 30, 2006. The Board considered the
of a competitive bidding process and,      High Current Yield Bond Index. The Board    effect this fee waiver/expense
upon the direction of the Board, has       noted that the Fund's performance for       limitation would have on the Fund's
prepared such an independent written       the one and three year periods was          estimated expenses and concluded that
evaluation. Such written evaluation also   comparable to the performance of such       the levels of fee waivers/expense
considered certain of the factors          Index and below such Index for the five     limitations for the Fund were fair and
discussed below. In addition, as           year period. Based on this review, the      reasonable.
discussed below, the Senior Officer made   Board concluded that no changes should
certain recommendations to the Board in    be made to the Fund and that it was not     o Breakpoints and economies of scale.
connection with such written evaluation.   necessary to change the Fund's portfolio    The Board reviewed the structure of the
                                           management team at this time.               Fund's advisory fee under the Advisory
   The discussion below serves as a                                                    Agreement, noting that it includes three
summary of the Senior Officer's            o Meeting with the Fund's portfolio         breakpoints. The Board reviewed the
independent written evaluation and         managers and investment personnel. With     level of the Fund's advisory fees, and
recommendations to the Board in            respect to the Fund, the Board is           noted that such fees, as a percentage of
connection therewith, as well as a         meeting periodically with such Fund's       the Fund's net assets, would decrease as
discussion of the material factors and     portfolio managers and/or other             net assets increase because the Advisory
the conclusions with respect thereto       investment personnel and believes that      Agreement includes breakpoints. The
that formed the basis for the Board's      such individuals are competent and able     Board noted that, due to the Fund's
approval of the Advisory Agreement.        to continue to carry out their              current asset levels and the way in
After consideration of all of the          responsibilities under the Advisory         which the advisory fee breakpoints have
factors below and based on its informed    Agreement.                                  been structured, the Fund has yet to
business judgment, the Board determined                                                benefit from the breakpoints. The Board
that the Advisory Agreement is in the      o Overall performance of AIM. The Board     concluded that the Fund's fee levels
best interests of the Fund and its         considered the overall performance of       under the Advisory Agreement therefore
shareholders and that the compensation     AIM in providing investment advisory and    would reflect economies of scale at
to AIM under the Advisory Agreement is     portfolio administrative services to the    higher asset levels and that it was not
fair and reasonable and would have been    Fund and concluded that such performance    necessary to change the advisory fee
obtained through arm's length              was satisfactory.                           breakpoints in the Fund's advisory fee
negotiations.                                                                          schedule.
                                           o Fees relative to those of clients of
o The nature and extent of the advisory    AIM with comparable investment              o Investments in affiliated money market
services to be provided by AIM. The        strategies. The Board reviewed the          funds. The Board also took into account
Board reviewed the services to be          advisory fee rate for the Fund under the    the fact that uninvested cash and cash
provided by AIM under the Advisory         Advisory Agreement. The Board noted that    collateral from securities lending
Agreement. Based on such review, the       this rate (i) was the same as the           arrangements (collectively, "cash
Board concluded that the range of          advisory fee rates for a mutual fund        balances") of the Fund may be invested
services to be provided by AIM under the   advised by AIM with investment              in money market funds advised by AIM
Advisory Agreement was appropriate and     strategies comparable                       pursuant to the terms of an SEC
that AIM currently is providing services                                               exemptive order. The Board found that
in accordance with the terms of the                                                    the Fund may realize certain benefits
Advisory Agreement.                                                                    upon investing cash balances in AIM

                                                                                                                    (continued)

AIM V.I. HIGH YIELD FUND


advised money market funds, including a    o AIM's financial soundness in light of
higher net return, increased liquidity,    the Fund's needs. The Board considered
increased diversification or decreased     whether AIM is financially sound and has
transaction costs. The Board also found    the resources necessary to perform its
that the Fund will not receive reduced     obligations under the Advisory
services if it invests its cash balances   Agreement, and concluded that AIM has
in such money market funds. The Board      the financial resources necessary to
noted that, to the extent the Fund         fulfill its obligations under the
invests in affiliated money market         Advisory Agreement.
funds, AIM has voluntarily agreed to
waive a portion of the advisory fees it    o Historical relationship between the
receives from the Fund attributable to     Fund and AIM. In determining whether to
such investment. The Board further         continue the Advisory Agreement for the
determined that the proposed securities    Fund, the Board also considered the
lending program and related procedures     prior relationship between AIM and the
with respect to the lending Fund is in     Fund, as well as the Board's knowledge
the best interests of the lending Fund     of AIM's operations, and concluded that
and its respective shareholders. The       it was beneficial to maintain the
Board therefore concluded that the         current relationship, in part, because
investment of cash collateral received     of such knowledge. The Board also
in connection with the securities          reviewed the general nature of the
lending program in the money market        non-investment advisory services
funds according to the procedures is in    currently performed by AIM and its
the best interests of the lending Fund     affiliates, such as administrative,
and its respective shareholders.           transfer agency and distribution
                                           services, and the fees received by AIM
                                           and its affiliates for performing such
o Independent written evaluation and       services. In addition to reviewing such
recommendations of the Fund's Senior       services, the trustees also considered
Officer. The Board noted that, upon        the organizational structure employed by
their direction, the Senior Officer of     AIM and its affiliates to provide those
the Fund, who is independent of AIM and    services. Based on the review of these
AIM's affiliates, had prepared an          and other factors, the Board concluded
independent written evaluation in order    that AIM and its affiliates were
to assist the Board in determining the     qualified to continue to provide
reasonableness of the proposed             non-investment advisory services to the
management fees of the AIM Funds,          Fund, including administrative, transfer
including the Fund. The Board noted that   agency and distribution services, and
the Senior Officer's written evaluation    that AIM and its affiliates currently
had been relied upon by the Board in       are providing satisfactory
this regard in lieu of a competitive       non-investment advisory services.
bidding process. In determining whether
to continue the Advisory Agreement for     o Other factors and current trends. In
the Fund, the Board considered the         determining whether to continue the
Senior Officer's written evaluation and    Advisory Agreement for the Fund, the
the recommendation made by the Senior      Board considered the fact that AIM,
Officer to the Board that the Board        along with others in the mutual fund
consider implementing a process to         industry, is subject to regulatory
assist them in more closely monitoring     inquiries and litigation related to a
the performance of the AIM Funds. The      wide range of issues. The Board also
Board concluded that it would be           considered the governance and compliance
advisable to implement such a process as   reforms being undertaken by AIM and its
soon as reasonably practicable.            affiliates, including maintaining an
                                           internal controls committee and
o Profitability of AIM and its             retaining an independent compliance
affiliates. The Board reviewed             consultant, and the fact that AIM has
information concerning the profitability   undertaken to cause the Fund to operate
of AIM's (and its affiliates')             in accordance with certain governance
investment advisory and other activities   policies and practices. The Board
and its financial condition. The Board     concluded that these actions indicated a
considered the overall profitability of    good faith effort on the part of AIM to
AIM, as well as the profitability of AIM   adhere to the highest ethical standards,
in connection with managing the Fund.      and determined that the current
The Board noted that AIM's operations      regulatory and litigation environment to
remain profitable, although increased      which AIM is subject should not prevent
expenses in recent years have reduced      the Board from continuing the Advisory
AIM's profitability. Based on the review   Agreement for the Fund.
of the profitability of AIM's and its
affiliates' investment advisory and
other activities and its financial
condition, the Board concluded that the
compensation to be paid by the Fund to
AIM under its Advisory Agreement was not
excessive.

o Benefits of soft dollars to AIM. The
Board considered the benefits realized
by AIM as a result of brokerage
transactions executed through "soft
dollar" arrangements. Under these
arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BONDS & NOTES-85.96%

AEROSPACE & DEFENSE-1.85%

Argo Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                    $  151,000   $   157,040
-----------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                              159,000       172,515
-----------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(a)                              147,000       142,222
-----------------------------------------------------------------------
L-3 Communications Corp.,
  Sr. Sub. Notes, 6.38%, 10/15/15 (Acquired
  07/27/05; Cost $102,063)(a)(b)                  103,000       103,772
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 6.13%,
  01/15/14(a)                                     329,000       328,177
-----------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                        64,000        68,480
-----------------------------------------------------------------------
Standard Aero Holdings, Inc., Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $80,000)(a)(b)                                   80,000        66,600
=======================================================================
                                                              1,038,806
=======================================================================

AIR FREIGHT & LOGISTICS-0.26%

Park-Ohio Industries Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.38%, 11/15/14(a)           167,000       146,125
=======================================================================

ALUMINUM-0.53%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(a)                       103,000       101,970
-----------------------------------------------------------------------
Novelis, Inc. (Canada), Sr. Notes, 7.50%,
  02/15/15 (Acquired 11/23/05-12/29/05; Cost
  $194,825)(a)(b)                                 210,000       197,400
=======================================================================
                                                                299,370
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.78%

Broder Bros. Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(a)               351,000       336,082
-----------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub.
  Floating Rate Global Notes, 8.80%,
  04/01/12(a)(c)                                  325,000       329,062
-----------------------------------------------------------------------
Perry Ellis International, Inc.-Series B, Sr.
  Sub. Global Notes, 8.88%, 09/15/13(a)           212,000       209,880
-----------------------------------------------------------------------
Quiksilver, Inc., Sr. Unsec. Gtd. Notes,
  6.88%, 04/15/15 (Acquired
  07/14/05-10/04/05; Cost $331,015)(a)(b)         332,000       321,210
-----------------------------------------------------------------------
Russell Corp., Sr. Unsec. Gtd. Global Notes,
  9.25%, 05/01/10(a)                              265,000       270,962
-----------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                      92,000        99,590
=======================================================================
                                                              1,566,786
=======================================================================
















                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-1.07%

Accuride Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 02/01/15(a)                       147,000       145,530
-----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-(CONTINUED)

Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                   $   91,000   $    62,790
-----------------------------------------------------------------------
Delphi Corp., Global Notes, 6.50%,
  05/01/09(a)(d)                                  105,000        53,419
-----------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                     198,000       215,325
-----------------------------------------------------------------------
Visteon Corp., Sr. Unsec. Global Notes,
  8.25%, 08/01/10(a)                              150,000       127,500
=======================================================================
                                                                604,564
=======================================================================

AUTOMOBILE MANUFACTURERS-1.98%

General Motors Acceptance Corp.,
  Global Bonds, 8.00%, 11/01/31(a)                605,000       590,686
-----------------------------------------------------------------------
  Global Notes, 5.63%, 05/15/09(a)                155,000       138,294
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 5.85%,
  01/14/09(a)                                     225,000       203,557
-----------------------------------------------------------------------
  Series GM, Sr. Medium Term Notes, 6.31%,
  11/30/07(a)                                     198,000       183,562
=======================================================================
                                                              1,116,099
=======================================================================

BROADCASTING & CABLE TV-5.61%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(d)                   688,000       395,600
-----------------------------------------------------------------------
Block Communications, Inc., Sr. Notes, 8.25%,
  12/15/15 (Acquired 12/13/05; Cost
  $54,543)(a)(b)                                   55,000        54,656
-----------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 8.72%,
  04/01/09(a)(e)                                   95,000        96,900
-----------------------------------------------------------------------
CCHI LLC, Sr. Sec. Gtd. Notes, 11.00%,
  10/01/15 (Acquired 09/28/05; Cost
  $127,070)(a)(b)                                 131,000       110,695
-----------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $215,825)(a)(b)                                 223,000       224,672
-----------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Unsub. Notes, 7.63%, 04/01/11(a)                382,000       382,000
-----------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                       316,000       293,485
-----------------------------------------------------------------------
Intelsat Ltd. (Bermuda), Sr. Notes, 8.25%,
  01/15/13 (Acquired 06/14/05-08/29/05; Cost
  $270,423)(a)(b)                                 262,000       263,310
-----------------------------------------------------------------------
Mediacom Broadband LLC/Mediacom Broadband
  Corp., Sr. Notes, 8.50%, 10/15/15 (Acquired
  08/16/05; Cost $152,458)(a)(b)                  155,000       144,150
-----------------------------------------------------------------------
Paxson Communications Corp., Sr. Sec.
  Floating Rate Notes, 7.78%, 01/15/12
  (Acquired 12/19/05; Cost $110,000)(a)(b)(c)     110,000       110,275
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired
  08/13/04-10/04/05; Cost $368,996)(a)(b)      $  363,000   $   387,502
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 8.00%, 03/15/12(a)      185,000       191,937
-----------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Unsec. Gtd.
  Global Notes, 6.88%, 01/15/14(a)                167,000       169,505
-----------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                      297,000       335,239
=======================================================================
                                                              3,159,926
=======================================================================

BUILDING PRODUCTS-0.44%

Nortek, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 09/01/14(a)                       155,000       150,350
-----------------------------------------------------------------------
Ply Gem Industries, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.00%, 02/15/12(a)           110,000        98,175
=======================================================================
                                                                248,525
=======================================================================

CASINOS & GAMING-3.87%

Aztar Corp., Sr. Sub. Global Notes, 7.88%,
  06/15/14(a)                                     190,000       200,450
-----------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                              317,000       317,000
-----------------------------------------------------------------------
Galaxy Entertainment Finance Co. Ltd.
  (China),
  Gtd. Notes, 9.88%, 12/15/12 (Acquired
  12/07/05; Cost $100,000)(a)(b)                  100,000       102,000
-----------------------------------------------------------------------
  Sr. Gtd. Floating Rate Notes, 9.66%,
  12/15/10 (Acquired 12/07/05; Cost
  $100,000)(a)(b)(e)                              100,000       102,000
-----------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)           294,000       288,120
-----------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Unsec. Gtd. Global
  Notes, 6.38%, 02/15/15(a)                       131,000       127,070
-----------------------------------------------------------------------
MGM Mirage, Sr. Unsec. Gtd. Global Notes,
  6.63%, 07/15/15(a)                              273,000       273,341
-----------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Unsec. Sub.
  Global Notes, 6.75%, 03/01/15(a)                199,000       196,264
-----------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)           298,000       309,920
-----------------------------------------------------------------------
Poster Financial Group, Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                       129,000       133,837
-----------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                     124,000       125,395
=======================================================================
                                                              2,175,397
=======================================================================

COAL & CONSUMABLE FUELS-0.48%

James River Coal Co., Sr. Notes, 9.38%,
  06/01/12(a)                                     205,000       214,737
-----------------------------------------------------------------------
Massey Energy Co., Sr. Notes, 6.88%, 12/15/13
  (Acquired 12/09/05; Cost $54,584)(a)(b)          55,000        55,550
=======================================================================
                                                                270,287
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


COMMODITY CHEMICALS-1.42%

BCP Crystal US Holdings Corp., Sr. Sub.
  Global Notes, 9.63%, 06/15/14(a)             $  111,000   $   124,042
-----------------------------------------------------------------------
Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                             362,000       394,580
-----------------------------------------------------------------------
Montell Finance Co. B.V. (Netherlands),
  Unsec. Gtd. Yankee Deb., 8.10%, 03/15/27
  (Acquired 01/06/05-05/04/05; Cost
  $281,370)(a)(b)                                 297,000       277,695
=======================================================================
                                                                796,317
=======================================================================

CONSTRUCTION & ENGINEERING-0.25%

Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)      156,000       141,180
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.81%

Case New Holland Inc., Sr. Gtd. Global Notes,
  9.25%, 08/01/11(a)                              155,000       165,850
-----------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)          115,000       128,512
-----------------------------------------------------------------------
Navistar International Corp., Sr. Unsec. Gtd.
  Global Notes, 6.25%, 03/01/12(a)                536,000       479,720
-----------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes,
  7.38%, 01/15/14(a)                              112,839       112,557
-----------------------------------------------------------------------
  9.25%, 07/15/11(a)                              370,000       396,825
-----------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                              290,000       295,800
=======================================================================
                                                              1,579,264
=======================================================================

CONSTRUCTION MATERIALS-1.18%

Goodman Global Holdings, Inc., Sr. Sub.
  Notes, 7.88%, 12/15/12 (Acquired
  12/15/04-07/08/05; Cost $294,005)(a)(b)         314,000       293,590
-----------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $163,000)(a)(b)                                 163,000       164,630
-----------------------------------------------------------------------
Texas Industries, Inc., Sr. Notes, 7.25%,
  07/15/13 (Acquired 06/29/05; Cost
  $24,000)(a)(b)                                   24,000        25,020
-----------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)                180,000       180,900
=======================================================================
                                                                664,140
=======================================================================

CONSUMER FINANCE-2.09%

Dollar Financial Group, Inc., Sr. Gtd. Global
  Notes, 9.75%, 11/15/11(a)                       441,000       457,537
-----------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.63%, 06/16/08(a)                       179,000       162,557
-----------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(a)         560,000       558,656
=======================================================================
                                                              1,178,750
=======================================================================

DISTILLERS & VINTNERS-0.31%

Constellation Brands, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 8.13%, 01/15/12(a)      163,000       171,557
=======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

DISTRIBUTORS-0.20%

SGS International Inc., Sr. Sub. Notes,
  12.00%, 12/15/13 (Acquired 12/15/05; Cost
  $110,000)(a)(b)                              $  110,000   $   110,825
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.15%

Ahern Rentals, Inc., Sr. Sec. Gtd. Notes,
  9.25%, 08/15/13 (Acquired 08/11/05; Cost
  $52,000)(a)(b)                                   52,000        54,275
-----------------------------------------------------------------------
Corrections Corp. of America, Sr. Unsec. Gtd.
  Sub. Global Notes, 6.25%, 03/15/13(a)           171,000       170,145
-----------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                       143,000       141,034
-----------------------------------------------------------------------
United Rentals (North America), Inc.,
  Sr. Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(a)                                     290,000       283,837
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 7.75%,
  11/15/13(a)                                         146           143
=======================================================================
                                                                649,434
=======================================================================

DIVERSIFIED METALS & MINING-0.48%

Aleris International Inc., Sr. Sec. Gtd.
  Global Notes, 10.38%, 10/15/10(a)               155,000       170,112
-----------------------------------------------------------------------
Southern Peru Copper Corp., Notes, 7.50%,
  07/27/35 (Acquired 07/20/05; Cost
  $102,089)(a)(b)                                 103,000       102,227
=======================================================================
                                                                272,339
=======================================================================

DRUG RETAIL-1.08%

Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Unsec. Global Notes, 7.63%, 08/01/12(a)     238,000       235,025
-----------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Gtd. Second Lien Global Notes,
  8.13%, 05/01/10(a)                              103,000       105,575
-----------------------------------------------------------------------
  Unsec. Notes, 6.13%, 12/15/08 (Acquired
  09/15/05; Cost $100,179)(a)(b)                  107,000       101,115
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07(a)     167,000       167,626
=======================================================================
                                                                609,341
=======================================================================

ELECTRIC UTILITIES-4.83%

Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)                284,000       310,980
-----------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                     199,120       207,085
-----------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Putable Global
  Notes, 8.75%, 05/01/14(a)                       250,000       276,250
-----------------------------------------------------------------------
  Series B, Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                       381,297       414,899
-----------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                      561,000       653,565
-----------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC- Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)               151,785       162,505
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

Reliant Energy, Inc., Sr. Sec. Global Notes,
  9.25%, 07/15/10(a)                           $  218,000   $   219,635
-----------------------------------------------------------------------
  9.50%, 07/15/13(a)                               98,000        98,612
-----------------------------------------------------------------------
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC, Sec. Gtd.
  Notes, 8.40%, 05/30/12 (Acquired
  06/29/05-11/29/05; Cost $298,693)(a)(b)         324,545       300,204
-----------------------------------------------------------------------
VeraSun Energy Corp., Sr. Sec. Notes, 9.88%,
  12/15/12 (Acquired 12/14/05; Cost
  $74,540)(a)(b)                                   75,000        76,500
=======================================================================
                                                              2,720,235
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.39%

Sanmina-SCI Corp., Unsec. Gtd. Sub. Global
  Notes, 6.75%, 03/01/13(a)(f)                    227,000       217,352
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.55%

Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                     294,000       309,802
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.42%

IMC Global Inc., Sr. Unsec. Global Notes,
  10.88%, 08/01/13(a)                             205,000       236,775
=======================================================================

FOOD RETAIL-0.19%

Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)                100,000       108,125
=======================================================================

FOREST PRODUCTS-1.11%

Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Global Notes, 6.75%, 03/15/14(a)     239,000       206,137
-----------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 6.75%, 03/15/14(a)     198,000       169,290
-----------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)     332,000       249,000
-----------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Global Notes, 8.50%, 02/01/11(a)               609           341
=======================================================================
                                                                624,768
=======================================================================

GAS UTILITIES-0.24%

SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)             68,000        71,485
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)      60,000        61,050
=======================================================================
                                                                132,535
=======================================================================

HEALTH CARE FACILITIES-2.53%

Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)            91,000        94,413
-----------------------------------------------------------------------
HealthSouth Corp., Sr. Unsec. Putable Global
  Notes, 8.38%, 01/02/09(a)                       527,000       538,858
-----------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.63%, 02/01/15(a)                218,000       212,005
-----------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

Tenet Healthcare Corp.,
  Sr. Global Notes, 9.88%, 07/01/14(a)         $   72,000   $    73,440
-----------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)            549,000       505,080
=======================================================================
                                                              1,423,796
=======================================================================

HEALTH CARE SERVICES-1.88%

AmeriPath, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.50%, 04/01/13(a)                      245,000       260,925
-----------------------------------------------------------------------
Omnicare, Inc., Sr. Sub. Notes,
  6.75%, 12/15/13(a)                              110,000       112,338
-----------------------------------------------------------------------
  6.88%, 12/15/15(a)                              110,000       112,888
-----------------------------------------------------------------------
Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)          204,000       228,480
-----------------------------------------------------------------------
Rural/Metro Corp., Sr. Sub. Notes, 9.88%,
  03/15/15 (Acquired 02/28/05; Cost
  $56,000)(a)(b)                                   56,000        57,960
-----------------------------------------------------------------------
US Oncology, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(a)                       265,000       284,875
=======================================================================
                                                              1,057,466
=======================================================================

HEALTH CARE SUPPLIES-0.28%

Inverness Medical Innovations, Inc., Sr. Sub.
  Global Notes, 8.75%, 02/15/12(a)                155,000       158,100
=======================================================================

HOME FURNISHINGS-0.18%

Sealy Mattress Co., Sr. Sub. Global Notes,
  8.25%, 06/15/14(a)                              100,000       103,500
=======================================================================

HOMEBUILDING-0.29%

Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10(a)                163,000       165,038
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.56%

Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired 09/27/04;
  Cost $198,000)(a)(b)                            198,000       202,950
-----------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                       260,000       264,550
-----------------------------------------------------------------------
NCL Corp., Sr. Unsub. Global Notes, 10.63%,
  07/15/14(a)                                     286,000       298,870
-----------------------------------------------------------------------
Royal Caribbean Cruises Ltd.,
  Sr. Unsec. Global Notes, 8.00%, 05/15/10(a)      96,000       104,640
-----------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                     358,000       406,330
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Gtd. Global Notes, 7.88%, 05/01/12(a)           147,000       162,803
=======================================================================
                                                              1,440,143
=======================================================================

HOUSEHOLD APPLIANCES-0.17%

Gregg Appliances, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 02/01/13(a)                103,000        93,730
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-3.68%

AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                              766,000       807,173
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-(CONTINUED)

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                           $  351,535   $   388,446
-----------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08(a)                              223,000       239,725
-----------------------------------------------------------------------
Mirant North America, LLC, Sr. Notes, 7.38%,
  12/31/13 (Acquired 12/20/05; Cost
  $220,000)(a)(b)                                 220,000       223,850
-----------------------------------------------------------------------
NRG Energy, Inc., Sr. Sec. Gtd. Global Notes,
  8.00%, 12/15/13(a)                              367,000       411,499
=======================================================================
                                                              2,070,693
=======================================================================

INDUSTRIAL MACHINERY-0.72%

Aearo Co. I, Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                     112,000       114,240
-----------------------------------------------------------------------
Columbus McKinnon Corp., Sr. Sub. Notes,
  8.88%, 11/01/13 (Acquired
  08/16/05-10/06/05; Cost $152,875)(a)(b)         153,000       160,268
-----------------------------------------------------------------------
Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 10/20/03-09/16/05; Cost
  $147,801)(a)(b)                                 171,000       128,250
=======================================================================
                                                                402,758
=======================================================================

INTEGRATED OIL & GAS-0.89%

Petrobras International Finance Co. (Brazil),
  Sr. Unsec. Unsub. Global Notes, 9.13%,
  07/02/13(a)                                     432,000       502,913
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.00%

Empresa Brasileira de Telecommunicacoes S.A.-
  Series B (Brazil), Gtd. Global Notes,
  11.00%, 12/15/08(a)                             216,000       246,780
-----------------------------------------------------------------------
Madison River Capital, LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                     168,000       177,556
-----------------------------------------------------------------------
Qwest Capital Funding, Inc.,
  Unsec. Gtd. Global Notes, 7.00%,
  08/03/09(a)                                     128,000       129,280
-----------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  02/15/11(a)                                      80,000        81,200
-----------------------------------------------------------------------
Qwest Communications International Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                     262,000       268,550
-----------------------------------------------------------------------
  Sr. Unsec. Putable Bonds, 3.50%,
  11/15/10(a)                                      55,000        63,951
-----------------------------------------------------------------------
Qwest Corp., Sr. Unsec. Global Notes, 7.88%,
  09/01/11(a)                                     146,000       158,045
=======================================================================
                                                              1,125,362
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.45%

E*TRADE Financial Corp., Sr. Notes, 7.38%,
  09/15/13 (Acquired 09/14/05-12/23/05; Cost
  $251,025)(a)(b)                                 249,000       253,358
=======================================================================

IT CONSULTING & OTHER SERVICES-0.26%

Telcordia Technologies, Inc., Sr. Sub. Notes,
  10.00%, 03/15/13 (Acquired
  03/11/05-11/01/05; Cost $155,050)(a)(b)         160,000       147,200
=======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

METAL & GLASS CONTAINERS-1.82%

Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                          $  112,000   $    82,320
-----------------------------------------------------------------------
Greif, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                       413,000       442,426
-----------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Sec. Gtd. Global Notes,
    7.75%, 05/15/11(a)                            171,000       178,695
-----------------------------------------------------------------------
    8.75%, 11/15/12(a)                            203,000       219,240
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                      96,000        99,600
=======================================================================
                                                              1,022,281
=======================================================================

MOVIES & ENTERTAINMENT-1.62%

AMC Entertainment Inc.-
  Series B, Sr. Unsec. Gtd. Sub. Global
  Notes, 8.63%, 08/15/12(a)                       110,000       115,500
-----------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes,
    9.88%, 02/01/12(a)                            133,000       132,335
-----------------------------------------------------------------------
    8.00%, 03/01/14(a)                            190,000       173,375
-----------------------------------------------------------------------
Loews Cineplex Entertainment Corp., Sr.
  Unsec. Gtd. Sub. Global Notes, 9.00%,
  08/01/14(a)                                     110,000       111,375
-----------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                       104,000       112,840
-----------------------------------------------------------------------
Warner Music Group, Sr. Sub. Global Notes,
  7.38%, 04/15/14(a)                              268,000       268,670
=======================================================================
                                                                914,095
=======================================================================

OIL & GAS DRILLING-0.24%

Parker Drilling Co., Sr. Unsec. Gtd. Floating
  Rate Global Notes, 9.16%, 09/01/10(a)(c)        131,000       136,240
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-0.78%

CHC Helicopter Corp. (Canada), Sr. Sub.
  Global Notes, 7.38%, 05/01/14(a)                210,000       213,675
-----------------------------------------------------------------------
Hanover Compressor Co., Sr. Notes, 9.00%,
  06/01/14(a)                                      91,000        99,645
-----------------------------------------------------------------------
Hornbeck Offshore Services, Inc., Sr. Notes,
  6.13%, 12/01/14 (Acquired 09/29/05; Cost
  $129,025)(a)(b)                                 130,000       127,400
=======================================================================
                                                                440,720
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.49%

Clayton Williams Energy, Inc., Gtd. Global
  Notes, 7.75%, 08/01/13(a)                       262,000       252,830
-----------------------------------------------------------------------
Denbury Resources Inc., Sr. Sub. Notes,
  7.50%, 12/15/15(a)                               85,000        86,700
-----------------------------------------------------------------------
Paramount Resources Ltd. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.50%, 01/31/13(a)         149,000       153,470
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Stone Energy Corp., Sr. Unsec. Sub. Global
  Notes, 6.75%, 12/15/14(a)                    $  276,000   $   262,200
-----------------------------------------------------------------------
Whiting Petroleum Corp., Sr. Sub. Notes,
  7.00%, 02/01/14 (Acquired 09/28/05; Cost
  $80,000)(a)(b)                                   80,000        80,600
=======================================================================
                                                                835,800
=======================================================================

OIL & GAS REFINING & MARKETING-0.78%

Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)                 92,000        98,394
-----------------------------------------------------------------------
United Refining Co., Sr. Unsec. Gtd. Global
  Notes, 10.50%, 08/15/12(a)                      315,000       338,625
=======================================================================
                                                                437,019
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-3.41%

El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                     437,000       447,925
-----------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)           180,000       188,550
-----------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp., Sr. Unsec.
  Global Notes, 6.88%, 12/15/14(a)                 80,000        73,600
-----------------------------------------------------------------------
MarkWest Energy Partners, L.P./MarkWest
  Energy Finance Corp., Sr. Notes, 6.88%,
  11/01/14 (Acquired 10/19/04-10/20/04; Cost
  $295,903)(a)(b)                                 294,000       271,950
-----------------------------------------------------------------------
Pacific Energy Partners, L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                              127,000       131,445
-----------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                     492,000       503,685
-----------------------------------------------------------------------
Southern Natural Gas Co., Sr. Unsub. Global
  Notes, 8.88%, 03/15/10(a)                        28,000        30,135
-----------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.50%, 04/01/17(a)                              105,000       113,269
-----------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.13%,
  09/01/11(a)                                     151,000       157,795
=======================================================================
                                                              1,918,354
=======================================================================

PACKAGED FOODS & MEATS-0.59%

Del Monte Foods Co., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                       212,000       226,310
-----------------------------------------------------------------------
Pinnacle Foods Holding Corp., Sr. Sub. Global
  Notes, 8.25%, 12/01/13(a)                       110,000       105,600
=======================================================================
                                                                331,910
=======================================================================

PAPER PACKAGING-1.40%

Caraustar Industries, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 9.88%,
  04/01/11(a)                                     295,000       302,375
-----------------------------------------------------------------------
  Unsec. Unsub. Notes, 7.38%, 06/01/09(a)         115,000       111,263
-----------------------------------------------------------------------
Jefferson Smurfit Corp. (U.S.), Sr. Unsec.
  Gtd. Unsub. Global Notes, 7.50%,
  06/01/13(a)                                     274,000       253,450
-----------------------------------------------------------------------
Norampac Inc. (Canada), Sr. Global Notes,
  6.75%, 06/01/13(a)                              125,000       121,250
=======================================================================
                                                                788,338
=======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

PAPER PRODUCTS-2.26%

Boise Cascade LLC, Sr. Unsec. Gtd. Sub.
  Global Notes, 7.13%, 10/15/14(a)             $  187,000   $   175,780
-----------------------------------------------------------------------
Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                     315,000       284,288
-----------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                       282,000       280,590
-----------------------------------------------------------------------
Domtar Inc. (Canada), Yankee Notes, 7.13%,
  08/15/15(a)                                     153,000       131,198
-----------------------------------------------------------------------
Fraser Papers Inc. (Canada), Sr. Unsec. Gtd.
  Notes, 8.75%, 03/15/15 (Acquired 03/10/05;
  Cost $171,000)(a)(b)                            171,000       147,915
-----------------------------------------------------------------------
Mercer International Inc., Sr. Global Notes,
  9.25%, 02/15/13(a)                              167,000       141,115
-----------------------------------------------------------------------
Neenah Paper Inc., Sr. Unsec. Gtd. Global
  Notes, 7.38%, 11/15/14(a)                       124,000       110,360
=======================================================================
                                                              1,271,246
=======================================================================

PERSONAL PRODUCTS-1.19%

NBTY, Inc., Sr. Sub. Notes, 7.13%, 10/01/15
  (Acquired 09/16/05; Cost $103,082)(a)(b)        104,000        99,580
-----------------------------------------------------------------------
Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                       322,000       346,955
-----------------------------------------------------------------------
Revlon Consumer Products Corp., Sr. Unsec.
  Sub. Notes, 8.63%, 02/01/08(a)                  233,000       224,845
=======================================================================
                                                                671,380
=======================================================================

PHARMACEUTICALS-0.98%

Athena Neurosciences Finance, LLC, Sr. Unsec.
  Gtd. Unsub. Notes, 7.25%, 02/21/08(a)            76,000        74,385
-----------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Unsec. Gtd. Global Notes,
  7.75%, 11/15/11(a)                               56,000        52,640
-----------------------------------------------------------------------
Leiner Health Products Inc., Sr. Sub. Global
  Notes, 11.00%, 06/01/12(a)                       75,000        71,063
-----------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)         355,000       351,450
=======================================================================
                                                                549,538
=======================================================================

PUBLISHING-0.71%

Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(g)                           159,000       127,399
-----------------------------------------------------------------------
PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                     318,000       272,685
=======================================================================
                                                                400,084
=======================================================================

RAILROADS-1.82%

Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Notes, 9.38%, 05/01/12 (Acquired
  04/13/05-06/28/05; Cost $304,730)(a)(b)         302,000       331,823
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Yankee Notes,
  10.25%, 06/15/07(a)                             482,000       512,125
-----------------------------------------------------------------------
Kansas City Southern Railway Co. (The), Sr.
  Unsec. Gtd. Global Notes, 9.50%,
  10/01/08(a)                                     167,000       181,613
=======================================================================
                                                              1,025,561
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------


REAL ESTATE-0.80%

Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07(a)                    $  139,000   $   147,166
-----------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                              211,000       217,790
-----------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                      80,000        86,800
=======================================================================
                                                                451,756
=======================================================================

REGIONAL BANKS-0.27%

Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                           $  136,000       152,660
=======================================================================

RESTAURANTS-0.25%

Landry's Restaurants, Inc.-Series B, Sr.
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  12/15/14(a)                                     151,000       141,940
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.26%

Amkor Technology, Inc., Sr. Unsec. Global
  Notes, 7.75%, 05/15/13(a)                       165,146       145,328
=======================================================================

SEMICONDUCTORS-0.84%

Advanced Micro Devices, Inc., Sr. Unsec.
  Global Notes, 7.75%, 11/01/12(a)                215,000       218,225
-----------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co., Sr. Unsec. Sub.
  Global Notes, 8.00%, 12/15/14(a)                 56,000        53,620
-----------------------------------------------------------------------
STATS ChipPAC Ltd. (Singapore), Sr. Unsec.
  Gtd. Global Notes, 6.75%, 11/15/11(a)           207,000       203,119
=======================================================================
                                                                474,964
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.10%

Coinmach Corp., Sr. Unsec. Gtd. Global Notes,
  9.00%, 02/01/10(a)                               56,000        58,660
=======================================================================

SPECIALTY CHEMICALS-2.37%

Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)                409,000       431,495
-----------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                              239,000       251,249
-----------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                       378,000       369,495
-----------------------------------------------------------------------
PolyOne Corp., Sr. Unsec. Gtd. Global Notes,
  10.63%, 05/15/10(a)                             171,000       184,253
-----------------------------------------------------------------------
Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                        96,000        97,440
=======================================================================
                                                              1,333,932
=======================================================================

SPECIALTY STORES-0.78%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                     136,000       140,080
-----------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                              295,000       296,475
=======================================================================
                                                                436,555
=======================================================================

                            AIM V.I. HIGH YIELD FUND


                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

STEEL-0.86%

Chaparral Steel Co., Sr. Unsec. Gtd. Global
  Notes, 10.00%, 07/15/13(a)                   $  103,000   $   112,013
-----------------------------------------------------------------------
IPSCO Inc. (Canada), Sr. Global Notes, 8.75%,
  06/01/13(a)                                     188,000       209,620
-----------------------------------------------------------------------
Metals USA, Inc., Sr. Sec. Notes, 11.13%,
  12/01/15 (Acquired 11/21/05; Cost
  $155,000)(a)(b)                                 155,000       161,200
=======================================================================
                                                                482,833
=======================================================================

TEXTILES-0.34%

INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  06/17/04-07/20/04; Cost $177,069)(a)(b)         175,000       188,125
=======================================================================

TIRES & RUBBER-0.49%

Cooper-Standard Automotive Inc.,
  Sr. Unsec. Gtd. Global Notes, 7.00%,
  12/15/12(a)(f)                                  210,000       194,775
-----------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 8.38%,
  12/15/14(a)                                     103,000        79,568
=======================================================================
                                                                274,343
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-6.05%

AirGate PCS, Inc., Sr. Sec. Gtd. Floating
  Rate Global Notes, 7.90%, 10/15/11(a)(c)         84,000        87,570
-----------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Notes, 12.00%, 07/31/09(a)                      122,000       133,895
-----------------------------------------------------------------------
American Tower Corp., Sr. Unsec. Global
  Notes, 7.13%, 10/15/12(a)                       324,000       336,150
-----------------------------------------------------------------------
Centennial Cellular Operating Co. LLC/
  Centennial Communications Corp., Sr. Unsec.
  Gtd. Global Notes, 10.13%, 06/15/13(a)          343,000       374,728
-----------------------------------------------------------------------
Dobson Communications Corp.,
  Sr. Floating Rate Notes, 8.40%, 10/15/12
  (Acquired 09/07/05; Cost $103,000)(a)(c)(b)     103,000       101,455
-----------------------------------------------------------------------
  Sr. Global Notes, 8.88%, 10/01/13(a)            228,000       228,570
-----------------------------------------------------------------------
Innova, S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                       447,000       498,964
-----------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Global Notes, 11.50%,
  05/01/12(a)                                     116,000       133,690
-----------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                              214,000       229,515
-----------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Global Notes, 7.25%, 12/15/12(a)       139,000       147,514
-----------------------------------------------------------------------
Rural Cellular Corp.,
  Sr. Sub. Floating Rate Notes, 10.04%,
  11/01/12 (Acquired 11/01/05; Cost
  $79,002)(a)(b)(c)                                80,000        81,000
-----------------------------------------------------------------------
  Sr. Unsec. Global Notes, 9.88%, 02/01/10(a)     222,000       235,320
-----------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 8.50%, 12/01/12(a)                        72,000        80,460
-----------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(g)             475,000       444,125
-----------------------------------------------------------------------

                                               PRINCIPAL
                                                 AMOUNT        VALUE
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

UbiquiTel Operating Co., Sr. Global Notes,
  9.88%, 03/01/11(a)                           $   56,000   $    62,300
-----------------------------------------------------------------------
US Unwired Inc.-
  Series B, Sr. Sec. First Priority Floating
  Rate Global Notes, 8.74%, 06/15/10(a)(c)        167,000       172,636
-----------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       52,000        59,150
=======================================================================
                                                              3,407,042
=======================================================================
    Total Bonds & Notes (Cost $47,531,422)                   48,383,385
=======================================================================

                                                 SHARES
STOCKS & OTHER EQUITY INTERESTS-2.87%

BROADCASTING & CABLE TV-0.62%

ONO Finance PLC (United Kingdom)-Wts.,
  expiring 05/31/09 (Acquired 10/08/99; Cost
  $0)(b)(h)(i)                                        436             0
-----------------------------------------------------------------------
Telewest Global, Inc.(j)                           14,364       342,151
-----------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                         182         8,190
=======================================================================
                                                                350,341
=======================================================================

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00; Cost $0)(b)(j)(k)               175             0
=======================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America, Inc.-
  Wts., expiring 05/01/09 (Acquired 01/29/01;
  Cost $0)(a)(b)(h)(i)                                238           298
-----------------------------------------------------------------------
  Wts., expiring 05/01/09 (Acquired 1/29/01;
  Cost $0)(a)(b)(h)(i)                                 80           100
=======================================================================
                                                                    398
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.82%

AES Trust VII, $3.00 Conv. Pfd                      9,645       461,513
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)           6,646            39
-----------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  7/21/00-11/15/00; Cost $7,710)(b)(h)(k)             832             0
=======================================================================
                                                                     39
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.43%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                             277       378,124
-----------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $36,839)(a)(b)(i)                                   584       223,214
-----------------------------------------------------------------------
iPCS, Inc.(j)                                       4,209       203,084
=======================================================================
                                                                804,422
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $951,644)                                         1,616,713
=======================================================================

                            AIM V.I. HIGH YIELD FUND

                                               PRINCIPAL
                                                 AMOUNT
-----------------------------------------------------------------------
BUNDLED SECURITIES-3.92%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/15 (Acquired 07/20/05-11/30/05; Cost
  $2,204,051) (Cost $2,202,852)(a)(b)(f)       $2,141,561     2,204,069
=======================================================================

                                                 SHARES        VALUE
MONEY MARKET FUNDS-7.34%

Liquid Assets Portfolio-Institutional
  Class(l)                                      2,064,801   $ 2,064,801
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(l)     2,064,801     2,064,801
=======================================================================
    Total Money Market Funds (Cost
      $4,129,602)                                             4,129,602
=======================================================================
TOTAL INVESTMENTS-100.09% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $54,815,520)                 56,333,769
=======================================================================

-----------------------------------------------------------------------
                                                 SHARES        VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.02%

Liquid Assets Portfolio-Institutional
  Class(l)(m)                                  $  850,448   $   850,448
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(l)(m)                                     850,448       850,448
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,700,896)                                       1,700,896
=======================================================================
TOTAL INVESTMENTS-103.11% (Cost $56,516,416)                 58,034,665
=======================================================================
OTHER ASSETS LESS LIABILITIES-(3.11%)                        (1,748,400)
=======================================================================
NET ASSETS-100.00%                                          $56,286,265
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $51,189,190, which represented 90.94% of the Fund's Net Assets. See
    Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $8,942,438, which represented 15.89% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2005.
(d) Defaulted security. Adelphia Communications Corp and Delphi Corp. have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate value of these securities at December 31, 2005 was $449,019, which represented 0.80% of the Fund's Net Assets.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2005.
(f) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(g) Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2005 was $398, which represented 0.00% of the Fund's Net Assets.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Non-income producing security.
(k) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2005 was $0, which represented 0.00% of the Fund's Net Assets. See Note 1A.
(l) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(m) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:

Investments, at value (cost $50,685,918)*        $ 52,204,167
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,830,498)                                 5,830,498
=============================================================
    Total investments (cost $56,516,416)           58,034,665
=============================================================
Receivables for:
  Investments sold                                     28,161
-------------------------------------------------------------
  Fund shares sold                                      5,046
-------------------------------------------------------------
  Dividends and interest                            1,041,081
-------------------------------------------------------------
  Investments matured (Note 10)                       547,400
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 37,601
=============================================================
    Total assets                                   59,693,954
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               748,655
-------------------------------------------------------------
  Investments purchased from affiliates               172,898
-------------------------------------------------------------
  Amount due to custodian                              13,274
-------------------------------------------------------------
  Fund shares reacquired                              682,925
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              40,870
-------------------------------------------------------------
  Collateral upon return of securities loaned       1,700,896
-------------------------------------------------------------
Accrued administrative services fees                   32,863
-------------------------------------------------------------
Accrued distribution fees -- Series II                    659
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                104
-------------------------------------------------------------
Accrued transfer agent fees                             1,045
-------------------------------------------------------------
Accrued operating expenses                             13,500
=============================================================
    Total liabilities                               3,407,689
=============================================================
Net assets applicable to shares outstanding      $ 56,286,265
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 62,786,116
-------------------------------------------------------------
Undistributed net investment income                 4,816,796
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                           (12,628,119)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities                                        1,311,472
=============================================================
                                                 $ 56,286,265
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 54,730,602
_____________________________________________________________
=============================================================
Series II                                        $  1,555,663
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            9,076,955
_____________________________________________________________
=============================================================
Series II                                             259,265
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $       6.03
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $       6.00
_____________________________________________________________
=============================================================

* At December 31, 2005, securities with an aggregate value of $1,674,552 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                          $ 5,413,930
-------------------------------------------------------------
Dividends                                              52,407
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $16,750)                                            124,891
=============================================================
    Total investment income                         5,591,228
=============================================================

EXPENSES:

Advisory fees                                         460,257
-------------------------------------------------------------
Administrative services fees                          223,050
-------------------------------------------------------------
Custodian fees                                         24,955
-------------------------------------------------------------
Distribution fees -- Series II                          3,521
-------------------------------------------------------------
Transfer agent fees                                    15,820
-------------------------------------------------------------
Trustees' and officer's fees and benefits              17,299
-------------------------------------------------------------
Professional services fees                             60,988
-------------------------------------------------------------
Other                                                  55,846
=============================================================
    Total expenses                                    861,736
=============================================================
Less: Fees waived and expense offset arrangement     (113,234)
=============================================================
    Net expenses                                      748,502
=============================================================
Net investment income                               4,842,726
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities
  (includes gains from securities sold to
  affiliates of $131,412)                           2,184,161
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (4,907,554)
=============================================================
Net gain (loss) from investment securities         (2,723,393)
=============================================================
Net increase in net assets resulting from
  operations                                      $ 2,119,333
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,842,726    $ 5,091,281
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   2,184,161      2,133,221
-----------------------------------------------------------------------------------------
  Net increase from payments by affiliates                              --        181,288
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (4,907,554)     1,307,985
=========================================================================================
    Net increase in net assets resulting from operations         2,119,333      8,713,775
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (5,020,673)    (2,776,287)
-----------------------------------------------------------------------------------------
  Series II                                                       (138,745)       (29,451)
=========================================================================================
    Decrease in net assets resulting from distributions         (5,159,418)    (2,805,738)
=========================================================================================
Share transactions-net:
  Series I                                                     (38,922,743)    53,510,274
-----------------------------------------------------------------------------------------
  Series II                                                        575,779       (263,138)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (38,346,964)    53,247,136
=========================================================================================
    Net increase (decrease) in net assets                      (41,387,049)    59,155,173
=========================================================================================

NET ASSETS:

  Beginning of year                                             97,673,314     38,518,141
=========================================================================================
  End of year (including undistributed net investment income
    of $4,816,796 and $5,100,995, respectively)               $ 56,286,265    $97,673,314
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                            AIM V.I. HIGH YIELD FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. LOWER-RATED SECURITIES -- The Fund may invest 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

                            AIM V.I. HIGH YIELD FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                             0.55%
--------------------------------------------------------------------
Next $500 million                                             0.50%
--------------------------------------------------------------------
Over $1 billion                                               0.45%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.05% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $112,430.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $173,050 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $15,820.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.20% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $2,928 after ADI waived Plan fees of $593.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

                            AIM V.I. HIGH YIELD FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      CHANGE IN
                                                                      UNREALIZED
                   VALUE         PURCHASES          PROCEEDS         APPRECIATION       VALUE       DIVIDEND      REALIZED
FUND              12/31/04        AT COST          FROM SALES       (DEPRECIATION)     12/31/05      INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $3,812,208     $23,061,961       $(24,809,368)         $   --        $2,064,801    $ 53,794       $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class          3,812,208       23,061,961        (24,809,368)             --        2,064,801       54,347           --
============================================================================================================================
  Subtotal       $7,624,416     $46,123,922       $(49,618,736)         $   --        $4,129,602    $108,141       $   --
============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                       CHANGE IN
                                                                       UNREALIZED
                   VALUE          PURCHASES          PROCEEDS         APPRECIATION       VALUE       DIVIDEND      REALIZED
FUND              12/31/04         AT COST          FROM SALES       (DEPRECIATION)     12/31/05      INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $      --       $   906,551       $    (56,103)         $   --        $ 850,448     $  8,399       $   --
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                 --         5,216,866         (4,366,418)             --          850,448        8,351           --
=============================================================================================================================
  Subtotal       $      --       $ 6,123,417       $ (4,422,521)         $   --        $1,700,896    $ 16,750       $   --
=============================================================================================================================
  Total          $7,624,416      $52,247,339       $(54,041,257)         $   --        $5,830,498    $124,891       $   --
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $823,536 and sales of $2,813,026, which resulted in net realized gains of $131,412.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $211.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,202 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate

                            AIM V.I. HIGH YIELD FUND
available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2005, the average borrowings for the 21 days the borrowings were outstanding was $2,966,921 with a weighted interest rate of 2.67% and interest expense of $4,550.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $1,674,552 were on loan to brokers. The loans were secured by cash collateral of $1,700,896 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $16,750 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $5,159,418    $2,805,738
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $  4,851,373
--------------------------------------------------------------------------
Unrealized appreciation -- investments                           1,145,045
--------------------------------------------------------------------------
Temporary book/tax differences                                     (34,577)
--------------------------------------------------------------------------
Capital loss carryforward                                      (12,056,718)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (404,974)
--------------------------------------------------------------------------
Shares of beneficial interest                                   62,786,116
==========================================================================
Total net assets                                              $ 56,286,265
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and deferred losses on defaulted securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

                            AIM V.I. HIGH YIELD FUND

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $2,449,314 of capital loss carryforward in the fiscal year ended December 31, 2006.

    The Fund utilized $2,226,863 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $    13,915
-----------------------------------------------------------------------------
December 31, 2010                                                 12,042,803
=============================================================================
Total capital loss carryforward                                  $12,056,718
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

    On September 23, 2005, 2,265,673 Series I shares valued at $14,953,441 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $365,548 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $47,235,596 and $82,044,329, respectively

    Receivable for investments matured represents the estimated proceeds to the Fund by the following issuers: Adelphia Communications Corp., which is in default with respect to the principal payments on $107,000 par value, Series B Senior Unsecured Notes, 9.25%, which was due October 1, 2002 and $476,000 par value, Senior Unsecured Notes, 9.50%, which was due March 1, 2005; and Pegasus Communications Corp., which is in default with respect to the principal payments on $310,000 par value, Series B, Senior Notes, 9.63%, which was due October 15, 2005. These estimates were determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) in the aggregate at December 31, 2005 was (206,777).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $     2,251,763
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,106,397)
===============================================================================
Net unrealized appreciation of investment securities           $     1,145,366
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $56,889,299.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of defaulted bonds, capital loss limitation adjustments, redemption in kind transaction and other differences, on December 31, 2005, undistributed net investment income (loss) was increased by $32,493, undistributed net realized gain (loss) was increased by $23,766,878 and shares of beneficial interest decreased by $23,799,371. This reclassification had no effect on the net assets of the Fund.

                            AIM V.I. HIGH YIELD FUND

NOTE 12--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                        2005(A)                         2004
                                                              ---------------------------    --------------------------
                                                                SHARES          AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                      7,537,516    $ 48,935,734     5,704,960    $ 34,991,504
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       220,053       1,408,205       124,654         756,371
=======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        836,779       5,020,673       431,771       2,776,287
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                        23,240         138,745         4,595          29,451
=======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                             --              --     8,775,266      53,609,175
=======================================================================================================================
Reacquired:
  Series I                                                    (14,270,486)    (92,879,150)   (6,180,602)    (37,866,692)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (150,740)       (971,171)     (172,631)     (1,048,960)
=======================================================================================================================
                                                               (5,803,638)   $(38,346,964)    8,688,013    $ 53,247,136
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 73% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund.. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of INVESCO VIF-High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and INVESCO VIF-High Yield shareholders on April 2, 2004. The acquisition was accomplished by a tax-free exchange of 8,775,266 shares of the Fund for 7,477,946 shares of INVESCO VIF-High Yield Fund outstanding as of the close of business on April 29, 2004. INVESCO VIF-High Yield Fund's net assets at that date of $53,609,175, including $2,226,098 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $39,413,181.

                            AIM V.I. HIGH YIELD FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2005           2004        2003       2002       2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.45       $    5.97    $  5.00    $  5.31    $  6.35
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.43(a)         0.42(a)    0.49(a)    0.51(a)    0.70(b)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.26)           0.23       0.91      (0.82)     (1.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         --            0.02         --         --         --
======================================================================================================================
    Total from investment operations                             0.17            0.67       1.40      (0.31)     (0.31)
======================================================================================================================
Less dividends from net investment income                       (0.59)          (0.19)     (0.43)        --      (0.73)
======================================================================================================================
Net asset value, end of period                                $  6.03       $    6.45    $  5.97    $  5.00    $  5.31
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                  2.72%          11.25%(d)   28.04%    (5.84)%    (4.85)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $54,731       $  96,602    $37,267    $24,984    $28,799
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.01%(e)        1.04%      1.20%      1.30%      1.21%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.16%(e)        1.04%      1.20%      1.30%      1.29%
======================================================================================================================
Ratio of net investment income to average net assets             6.58%(e)        6.79%      8.54%     10.20%     11.39%(b)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            69%            131%       101%        74%        64%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.71 and the ratio of net investment income to average net assets would have been 11.44%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.90%.
(e)  Ratios are based on average daily net assets of $72,232,611.

                            AIM V.I. HIGH YIELD FUND

                                                                                 SERIES II
                                                              -----------------------------------------------
                                                                                               MARCH 26, 2002
                                                                                                (DATE SALES
                                                                 YEAR ENDED DECEMBER 31,       COMMENCED) TO
                                                              -----------------------------     DECEMBER 31,
                                                               2005         2004      2003          2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $6.43        $ 5.95    $ 4.99        $ 5.27
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.41(a)       0.41(a)   0.49(a)       0.38(a)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (0.26)         0.24      0.90         (0.66)
-------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       --          0.01        --            --
=============================================================================================================
    Total from investment operations                           0.15          0.66      1.39         (0.28)
=============================================================================================================
Less dividends from net investment income                     (0.58)        (0.18)    (0.43)           --
=============================================================================================================
Net asset value, end of period                                $6.00        $ 6.43    $ 5.95        $ 4.99
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                2.43%        11.14%(c)  27.89%       (5.31)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,556       $1,072    $1,251        $  142
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.22%(d)      1.24%     1.45%         1.45%(e)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            1.41%(d)      1.29%     1.45%         1.55%(e)
=============================================================================================================
Ratio of net investment income to average net assets           6.37%(d)      6.59%     8.29%        10.05%(e)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                          69%          131%      101%           74%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value in error. Total return before reimbursement by the advisor was 10.96%.
(d)  Ratios are based on average daily net assets of $1,408,565.
(e)  Annualized.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint,

                            AIM V.I. HIGH YIELD FUND
filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave

                            AIM V.I. HIGH YIELD FUND
plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. High Yield Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                            AIM V.I. HIGH YIELD FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0.99% is eligible for the dividends received deduction for corporations.

                            AIM V.I. HIGH YIELD FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            AIM V.I. HIGH YIELD FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                            AIM V.I. HIGH YIELD FUND

                                              AIM V.I. INTERNATIONAL GROWTH FUND
                               Annual Report to Shareholders o December 31, 2005


AIM V.I. INTERNATIONAL GROWTH FUND seeks to provide long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W.,
Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================
================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 -- Registered Trademark --                       -- Registered Trademark --

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. INTERNATIONAL GROWTH FUND

MANAGEMENT'S DISCUSSION OF                                                                    We believe disciplined sell decisions
FUND PERFORMANCE                                                                           are a key determinant of successful
=======================================================================================    investing. We consider selling a stock
PERFORMANCE SUMMARY                                                                        for any one of the following reasons:
                                              =========================================
It was another banner year for                                                             o company's fundamentals deteriorate or
international equities as foreign stocks      FUND VS. INDEXES                             it posts disappointing earnings
outperformed U.S. equities for the fourth
consecutive year. As the table to the         TOTAL RETURNS, 12/31/04--12/31/05,           o a stock's price seems overvalued
right illustrates, your Fund modestly         EXCLUDING VARIABLE PRODUCT ISSUER
outperformed both its broad market and        CHARGES. IF VARIABLE PRODUCT ISSUER          o a more attractive opportunity is
style-specific benchmarks. We attribute       CHARGES WERE INCLUDED, RETURNS WOULD BE      presented
our comparative success to strong stock       LOWER.
selection and investments in                                                               MARKET CONDITIONS AND YOUR FUND
outperforming markets/countries, such as      Series I Shares                     17.93%
Canada and Mexico, which are not included                                                  Despite higher oil prices and rising
in MSCI EAFE Index benchmarks. Long-term      Series II Shares                    17.70    interest rates in some countries, most
Fund performance can be found on Pages 4                                                   world equity markets posted gains for the
and 5.                                        MSCI Europe,                                 year, with foreign equities once again
                                              Australasia and the                          the performance leaders. Even though U.S.
                                              Far East Index                               stocks had a currency headwind from a
                                              (the MSCI EAFE Index)                        strengthening U.S. dollar, international
                                              (Broad Market Index)                13.54    stocks outperformed U.S. equities by more
                                                                                           than a two-to-one margin when calculated
                                              MSCI EAFE Growth Index                       in U.S. dollars. In local currency terms,
                                              (Style-specific Index)              13.28    the differential was even greater.

                                              Lipper International                            In Europe, markets rallied amid a low
                                              Multi-Cap Growth Fund Index                  interest rate environment, attractive
                                              (Peer Group Index)                  19.70    valuations compared to U.S. stocks and
                                                                                           corporate profits buoyed by restructuring
                                              Lipper International Fund                    and cost cutting measures. In Japan,
                                              Index                                        stocks climbed to levels not witnessed in
                                              (Former Peer Group Index)           15.67    several years as Japan's economy finally
                                                                                           regained momentum. Japanese corporate
                                              SOURCE: LIPPER,INC.                          earnings also continued to improve, while
                                                                                           Prime Minister Junichiro Koizumi's
                                              =========================================    dramatic election victory resonated well
=======================================================================================    with investors.
HOW WE INVEST                                    We use a systematic, stock-by-stock
                                              approach, focusing on strengths of              Fund performance was broad-based, with
We believe that earnings drive stock          individual companies, rather than sector     all regions registering positive returns
prices and that companies generating          or country trends. Our goal is a             for the fiscal year. Our largest regional
substantial, repeatable, above average        well-diversified, reasonably priced,         allocation was in European stocks. Strong
earnings growth should provide long-term      quality portfolio. We adhere to our          stock selection helped
growth of capital.                            investment process regardless of the
                                              macroeconomic environment.
Therefore, when selecting stocks for your
Fund we look for large- and mid-cap              We do not typically hedge currencies
foreign companies with the following          because we believe currency exposure
attributes:                                   increases the diversification benefit of
                                              international investing.
o accelerating earnings and revenues

o strong cash flow generation

o high return on invested capital

o reasonable prices with low valuations

==========================================    =========================================    ========================================

PORTFOLIO COMPOSITION                         TOP 5 COUNTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                     1. Japan                             14.3%   1.Infosys Technologies
Financials                           21.7%    2. France                            12.3    Ltd. (India)                        1.8%
Consumer Discretionary               13.9     3. United Kingdom                     8.5    2. TOTAL S.A. (France)              1.8
Consumer Staples                     10.8     4. Switzerland                        8.0    3. Anglo Irish Bank Corp. PLC
Industrials                          10.7     5. Canada                             6.4    (Ireland)                           1.8
Energy                                9.1                                                  4. Eni S.p.A. (Italy)               1.8
Information Technology                8.6                                                  5. BNP Paribas S.A. (France)        1.7
Health Care                           6.8                                                  6. Syngenta A.G. (Switzerland)      1.7
Materials                             6.5                                                  7. Vinci S.A. (France)              1.7
Telecommunication Services            2.6                                                  8. Imperial Tobacco Group PLC
Utilities                             1.4                                                  (United Kingdom)                    1.6
Money Market Funds                                                                         9. UBS A.G. (Switzerland)           1.5
Plus Other Assets Less Liabilities    7.9     TOTAL NET ASSETS            $499.3 MILLION   10. Compagnie Financiere
                                              TOTAL NUMBER OF HOLDINGS*              110   Richemont A.G.-Class A
                                                                                           (Switzerland)                       1.5

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

AIM V.I. INTERNATIONAL GROWTH FUND

us outperform our style-specific                 Given strong Fund performance during                           CLAS G. OLSSON,
benchmark in Europe, although we              the fiscal year, we had few detractors to           [OLSSON       senior portfolio
continued to underweight our exposure to      report. NEXT PLC, a British retailer that           PHOTO]        manager, is lead
the region. This allocation strategy          sells moderately priced clothing,                                 manager of AIM V.I.
should not be construed as a bias against     housewares and furniture, declined due to                         International Growth
European stocks--indeed, we continue to       slower retail growth in the U.K. as          Fund with respect to the Fund's
find very compelling investment               consumers responded to rate hikes by the     investments in Europe and Canada. Mr.
opportunities there--but rather an            Bank of England. The downdraft in            Olsson joined AIM in 1994. Mr. Olsson
indication of our flexibility in seeking      consumer spending finally caught up to       became a commissioned naval officer at
investment opportunities elsewhere in the     the stock, and although we still believe     the Royal Swedish Naval Academy in 1988.
world.                                        this is a high quality European company,     He also received a B.B.A. from The
                                              we sold our position during the year.        University of Texas at Austin.
   For instance, our holdings in Mexico,
Brazil and Canada, countries not part of         Foreign exchange also proved a drag on                        BARRETT K. SIDES,
our MSCI EAFE benchmarks, gave the Fund a     Fund returns. Although some foreign                [SIDES        senior portfolio
competitive edge. Latin American and          currencies, including the Canadian                 PHOTO]        manager, is lead man-
Canadian markets were supported by strong     dollar, Mexican peso and Brazilian real                          ager of AIM V.I.
domestic demand and higher commodity          appreciated against the dollar during the                        International
prices. Canadian holdings in particular       year, the majority of foreign currencies     Growth Fund with respect to the Fund's
benefited the portfolio as two of our top     did not. The euro, British pound and         investments in Asia Pacific and Latin
five performers were Canadian energy          Japanese yen, for example, depreciated       America. He joined AIM in 1990. Mr. Sides
companies.                                    against the dollar during the reporting      graduated with a B.S. in economics from
                                              period. As we do not hedge currencies,       Bucknell University. He also received a
   However, our having been underweight       Fund returns were dampened by this           master's in international business from
the benchmark exposure to a buoyant           negative currency effect.                    the University of St. Thomas.
Japanese market hurt comparative results.
Our more limited exposure to Japanese         IN CLOSING                                                       SHUXIN CAO, Chartered
investments (compared with our                                                                   [CAO          Financial Analyst,
style-specific benchmark) is not due to a     The performance of international stocks           PHOTO]         portfolio manager, is
lack of conviction in the Japanese market     over the last several years underscores                          manager of AIM V.I.
or economy. Indeed, we own a balance of       the investment opportunities beyond U.S.     International Growth Fund. He joined AIM
Japanese export and domestic companies        borders. We believe our bottom-up            in 1997. Mr. Cao graduated from Tianjin
which we feel have strong earnings            investment process allows us to build a      Foreign Language Institute with a B.A. in
growth. However, the Japanese market rose     strong portfolio based on world class        English. He also received an M.B.A. from
very rapidly in the second half of 2005,      companies from around the world. We are      Texas A&M University and is a Certified
and we prefer to purchase stock during a      pleased to once again provide                Public Accountant.
market pull-back not a rising stock price     shareholders with positive Fund returns
environment.                                  for the year and thank you for your                              MATTHEW W. DENNIS,
                                              continued participation in AIM V.I.                              Chartered Financial
   Beyond regional diversity, sector          International Growth Fund.                       [DENNIS         Analyst, portfolio
performance was also broad-based, with                                                         PHOTO]          manager, is manager
every sector registering double-digit         The views and opinions expressed in                              of AIM V.I.
returns for the year. With oil prices         management's discussion of Fund                                  International Growth
approaching $70 per barrel during the         performance are those of A I M Advisors,                         Fund. He has been in
year, the energy sector benefited from a      Inc. These views and opinions are subject                        the investment
dramatic rise in commodity prices. Many       to change at any time based on factors       business since 1994. Mr. Dennis received
of our top performing stocks were oil         such as market and economic conditions.      a B.A. in economics from The University
companies including SUNCOR ENERGY INC.        These views and opinions may not be          of Texas at Austin. He also earned an
(Canada), CANADIAN NATURAL RESOURCES          relied upon as investment advice or          M.S. in finance from Texas A&M University
(Canada), ENI S.p.A. (Italy) and TOTAL        recommendations, or as an offer for a
S.A. (France). We find these companies        particular security. The information is                          JASON T. HOLZER,
attractive as they have strong earnings       not a complete analysis of every aspect         [HOLZER          Chartered Financial
growth and underlying return on capital       of any market, country, industry,               PHOTO]           Analyst, senior
coupled with attractive                       security or the Fund. Statements of fact                         portfolio manager,
valuations--characteristics we believe        are from sources considered reliable, but                        is manager of AIM
can lead to strong long-term performance.     A I M Advisors, Inc. makes no                V.I. International Growth Fund. Mr.
                                              representation or warranty as to their       Holzer joined AIM in 1996. He received a
   Although our financial holdings            completeness or accuracy. Although           B.A. in quantitative economics and an
contributed strongly to performance, our      historical performance is no guarantee of    M.S. in engineering-economic systems from
lack of exposure to select banks in           future results, these insights may help      Stanford University.
Japan--many of which were restructuring       you understand our investment management
candidates that did not fit our               philosophy.                                  Assisted by Asia/Latin America Team and
investment criteria--held back                                                             Europe/Canada Team
comparative sector returns.
                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                           FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                           5.

AIM V.I. INTERNATIONAL GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE

     RESULTS OF A $10,000 INVESTMENT
     FUND AND INDEX DATA FROM 12/31/95


            [MOUNTAIN CHART]

===================================================================================================

                                          [MOUNTAIN CHART]

                    AIM V.I.                            LIPPER
                  INTERNATIONAL       LIPPER         INTERNATIONAL       MSCI EAFE        MSCI EAFE
                  GROWTH FUND-      INTERNATIONAL   MULTI-CAP GROWTH    GROWTH INDEX        INDEX
 DATE            SERIES I SHARES    FUND INDEX        FUND INDEX
12/31/95            $10000            $10000            $10000            $10000            $10000
   01/96             10256             10236             10256             10007             10041
   02/96             10468             10280             10324             10041             10075
   03/96             10666             10441             10576             10282             10289
   04/96             11011             10781             10916             10531             10588
   05/96             11069             10769             10998             10312             10393
   06/96             11304             10867             11111             10348             10452
   07/96             10748             10500             10662             10012             10146
   08/96             11011             10637             10902             10022             10168
   09/96             11326             10875             11173             10297             10439
   10/96             11290             10832             11187             10212             10332
   11/96             11831             11342             11697             10538             10743
   12/96             12007             11443             11835             10346             10605
   01/97             11985             11458             11898              9915             10234
   02/97             12124             11664             12087             10068             10401
   03/97             12035             11726             12137             10128             10439
   04/97             12014             11777             12063             10230             10494
   05/97             12741             12441             12735             10831             11177
   06/97             13408             13039             13360             11460             11793
   07/97             13951             13457             13814             11734             11984
   08/97             12747             12487             12802             10829             11089
   09/97             13878             13289             13765             11545             11710
   10/97             12682             12280             12743             10453             10810
   11/97             12718             12177             12670             10430             10700
   12/97             12839             12272             12843             10564             10793
   01/98             12966             12569             13147             11042             11287
   02/98             13829             13367             14037             11774             12011
   03/98             14683             14093             14884             11933             12381
   04/98             14908             14309             15203             12053             12479
   05/98             15200             14338             15470             11968             12418
   06/98             15253             14213             15431             12134             12512
   07/98             15516             14431             15764             12189             12639
   08/98             13440             12355             13371             10879             11073
   09/98             13147             11970             12811             10573             10734
   10/98             13732             12850             13751             11645             11853
   11/98             14317             13494             14518             12209             12460
   12/98             14829             13826             15051             12910             12952
   01/99             15056             13910             15494             12977             12913
   02/99             14391             13552             15033             12556             12606
   03/99             14618             14003             15497             12726             13132
   04/99             15116             14656             15974             12856             13664
   05/99             14595             14111             15369             12298             12960
   06/99             15487             14780             16123             12774             13465
   07/99             15841             15111             16473             13019             13866
   08/99             15857             15230             16612             13093             13916
   09/99             16204             15279             16914             13300             14056
   10/99             17384             15812             17866             14013             14583
   11/99             19606             16972             19981             15039             15090
   12/99             22992             19057             23326             16713             16444
   01/00             21389             17941             22274             15773             15399
   02/00             23579             19125             25163             16647             15814
   03/00             22801             19175             24573             16960             16427
   04/00             20948             17958             22407             15839             15562
   05/00             19659             17465             21200             14858             15182
   06/00             20491             18274             22202             15388             15776
   07/00             19997             17681             21527             14424             15114
   08/00             20765             17980             22278             14577             15246
   09/00             19062             16933             20654             13612             14503
   10/00             17736             16358             19598             12983             14161
   11/00             16205             15667             18089             12384             13630
   12/00             16916             16252             18785             12616             14114
   01/01             17143             16348             19128             12580             14107
   02/01             15218             15201             17299             11303             13049
   03/01             14108             14132             15841             10520             12179
   04/01             14924             14992             17032             11241             13026
   05/01             14655             14628             16567             10788             12566
   06/01             14478             14215             15884             10264             12052
   07/01             14142             13846             15267             10015             11833
   08/01             13629             13568             14613              9559             11533
   09/01             12350             12090             12831              8654             10365
   10/01             12586             12417             13380              8998             10630
   11/01             12712             12881             14035              9460             11022
   12/01             12936             13111             14258              9515             11088
   01/02             12424             12581             13627              9002             10499
   02/02             12589             12758             13669              9123             10572
   03/02             13118             13433             14319              9512             11195
   04/02             13135             13527             14279              9520             11218
   05/02             13274             13720             14259              9539             11360
   06/02             13014             13179             13611              9293             10908
   07/02             11695             11863             12125              8303              9831
   08/02             11670             11872             12100              8238              9809
   09/02             10437             10594             10717              7521              8755
   10/02             10836             11144             11212              7946              9226
   11/02             11009             11671             11698              8180              9645
   12/02             10908             11298             11295              7990              9320
   01/03             10507             10884             10774              7595              8931
   02/03             10385             10562             10375              7431              8726
   03/03             10219             10303             10158              7353              8555
   04/03             10864             11323             11095              7990              9393
   05/03             11520             12050             11862              8402              9962
   06/03             11764             12335             12212              8549             10203
   07/03             11817             12681             12562              8661             10450
   08/03             12044             13047             13019              8819             10702
   09/03             12323             13309             13300              9117             11032
   10/03             13109             14102             14262              9642             11720
   11/03             13371             14385             14442              9867             11981
   12/03             14079             15364             15396             10546             12917
   01/04             14527             15694             15743             10752             13099
   02/04             14930             16053             16091             10956             13402
   03/04             14895             16132             16337             10965             13477
   04/04             14597             15651             15682             10692             13172
   05/04             14728             15642             15603             10665             13200
   06/04             14956             15957             15805             10807             13506
   07/04             14491             15434             15183             10368             13068
   08/04             14614             15517             15217             10380             13125
   09/04             15167             15930             15732             10636             13468
   10/04             15772             16435             16182             10992             13928
   11/04             16737             17489             17380             11749             14879
   12/04             17457             18221             18196             12247             15532
   01/05             17174             17927             17842             11964             15247
   02/05             17933             18708             18603             12444             15906
   03/05             17553             18212             18068             12138             15506
   04/05             17058             17751             17636             11904             15142
   05/05             17200             17863             17846             11939             15149
   06/05             17605             18103             18207             12035             15350
   07/05             18338             18781             18947             12402             15820
   08/05             18947             19322             19558             12758             16220
   09/05             19405             20122             20396             13295             16943
   10/05             18823             19543             19766             12932             16448
   11/05             19519             20074             20553             13175             16850
   12/05             20590             21077             21780             13873             17634
===================================================================================================
                                                                               SOURCE: LIPPER, INC.


Past performance cannot guarantee             elected to use the Lipper International
comparable future results.                    Multi-Cap Growth Fund Index as its peer
                                              group index rather than the Lipper
This chart, which is a logarithmic chart,     International Fund Index because Lipper
presents the fluctuations in the value of     recently modified its global and
the Fund and its indexes. We believe that     international classifications to include
a logarithmic chart is more effective         narrower categories.
than other types of charts in
illustrating changes in value during the
early years shown in the chart. The
vertical axis, the one that indicates the
dollar value of an investment, is
constructed with each segment
representing a percent change in the
value of the investment. In this chart,
each segment represents a doubling, or
100% change, in the value of the
investment. In other words, the space
between $5,000 and $10,000 is the same
size as the space between $10,000 and
$20,000 and is the same as that between
$20,000 and $40,000. The Fund has

AIM V.I. INTERNATIONAL GROWTH FUND


=========================================
AVERAGE ANNUAL TOTAL RETURNS                  RULE 12b-1 FEES APPLICABLE TO SERIES II      SHARES OF THE FUND DIRECTLY. PERFORMANCE
As of 12/31/05                                SHARES. SERIES I AND SERIES II SHARES        FIGURES GIVEN REPRESENT THE FUND AND ARE
SERIES I SHARES                               INVEST IN THE SAME PORTFOLIO OF              NOT INTENDED TO REFLECT ACTUAL VARIABLE
Inception (5/5/93)                   8.55%    SECURITIES AND WILL HAVE SUBSTANTIALLY       PRODUCT VALUES. THEY DO NOT REFLECT SALES
10 Years                             7.49     SIMILAR PERFORMANCE, EXCEPT TO THE EXTENT    CHARGES, EXPENSES AND FEES ASSESSED IN
 5 Years                             4.01     THAT EXPENSES BORNE BY EACH CLASS DIFFER.    CONNECTION WITH A VARIABLE PRODUCT. SALES
 1 Year                             17.93                                                  CHARGES, EXPENSES AND FEES, WHICH ARE
                                                 THE PERFORMANCE DATA QUOTED REPRESENT     DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                              PAST PERFORMANCE AND CANNOT GUARANTEE        ISSUERS, WILL VARY AND WILL LOWER THE
10 Years                             7.22     COMPARABLE FUTURE RESULTS; CURRENT           TOTAL RETURN.
 5 Years                             3.74     PERFORMANCE MAY BE LOWER OR HIGHER.
 1 Year                             17.70     PLEASE CONTACT YOUR VARIABLE PRODUCT            PER NASD REQUIREMENTS, THE MOST RECENT
=========================================     ISSUER OR FINANCIAL ADVISOR FOR THE MOST     MONTH-END PERFORMANCE DATA AT THE FUND
CUMULATIVE TOTAL RETURNS                      RECENT MONTH-END VARIABLE PRODUCT            LEVEL, EXCLUDING VARIABLE PRODUCT
Six months ended 12/31/05                     PERFORMANCE. PERFORMANCE FIGURES REFLECT     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Series I                            16.92%    FUND EXPENSES, REINVESTED DISTRIBUTIONS      INFORMATION LINE, 866-702-4402. AS
Series II                           16.75     AND CHANGES IN NET ASSET VALUE.              MENTIONED ABOVE, FOR THE MOST RECENT
=========================================                                                  MONTH-END PERFORMANCE INCLUDING VARIABLE
                                                 INVESTMENT RETURN AND PRINCIPAL VALUE     PRODUCT CHARGES, PLEASE CONTACT YOUR
RETURNS SINCE SEPTEMBER 19, 2001, THE         WILL FLUCTUATE SO THAT YOU MAY HAVE A        VARIABLE PRODUCT ISSUER OR FINANCIAL
INCEPTION DATE OF SERIES II SHARES, ARE       GAIN OR LOSS WHEN YOU SELL SHARES.           ADVISOR.
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL                AIM V.I. INTERNATIONAL GROWTH FUND, A
PERFORMANCE OF SERIES II SHARES SINCE         SERIES PORTFOLIO OF AIM VARIABLE
THEIR INCEPTION AND THE RESTATED              INSURANCE FUNDS, IS CURRENTLY OFFERED
HISTORICAL PERFORMANCE OF SERIES I SHARES     THROUGH INSURANCE COMPANIES ISSUING
(FOR PERIODS PRIOR TO INCEPTION OF SERIES     VARIABLE PRODUCTS. YOU CANNOT PURCHASE
II SHARES) ADJUSTED TO REFLECT THE HIGHER

PRINCIPAL RISKS OF INVESTING IN THE FUND      casted growth values.                        OTHER INFORMATION

International investing presents certain         The unmanaged LIPPER INTERNATIONAL        The returns shown in management's
risks not associated with investing           MULTI-CAP GROWTH FUND INDEX represents an    discussion of Fund performance are based
solely in the United States. These            average of the 10 largest international      on net asset values calculated for
include risks relating to fluctuations in     multi-capitalization growth funds tracked    shareholder transactions. Generally
the value of the U.S. dollar relative to      by Lipper, Inc., an independent mutual       accepted accounting principles require
the values of other currencies, the           fund performance monitor.                    adjustments to be made to the net assets
custody arrangements made for the Fund's                                                   of the Fund at period end for financial
foreign holdings, differences in                 The unmanaged LIPPER INTERNATIONAL        reporting purposes, and as such, the net
accounting, political risks and the           FUND INDEX represents an average of the      asset values for shareholder transactions
lesser degree of public information           performance of the 30 largest                and the returns based on those net asset
required to be provided by non-U.S.           international funds tracked by Lipper,       values may differ from the net asset
companies.                                    Inc., an independent mutual fund             values and returns reported in the
                                              performance monitor.                         Financial Highlights. Additionally, the
Investing in emerging markets                                                              returns and net asset values shown
involves greater risk and potential              The Fund is not managed to track the      throughout this report are at the Fund
reward than investing in more established     performance of any particular index,         level only and do not include variable
markets.                                      including the indexes defined here, and      product issuer charges. If such charges
                                              consequently, the performance of the Fund    were included, the total returns would be
ABOUT INDEXES USED IN THIS REPORT             may deviate significantly from the           lower.
                                              performance of the indexes.
The unmanaged MSCI Europe, Australasia                                                        Industry classifications used in this
and the Far East Index (the MSCI EAFE            A direct investment cannot be made in     report are generally according to the
--REGISTERED TRADEMARK-- Index) is a          an index. Unless otherwise indicated,        Global Industry Classification Standard,
group of foreign securities tracked by        index results include reinvested             which was developed by and is the
Morgan Stanley Capital International.         dividends, and they do not reflect sales     exclusive property and a service mark of
                                              charges. Performance of an index of funds    Morgan Stanley Capital International Inc.
   The unmanaged MSCI EUROPE, AUSTRALASIA     reflects fund expenses; performance of a     and Standard & Poor's.
AND THE FAR EAST GROWTH INDEX (MSCI EAFE      market index does not.
GROWTH INDEX) is a subset of the
unmanaged MSCI EAFE INDEX, which
represents the performance of foreign
stocks tracked by Morgan Stanley Capital
International. The Growth portion
measures performance of companies with
higher price/earnings ratios and higher
fore-

AIM V.I. INTERNATIONAL GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                       ACTUAL EXPENSES                              actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur       The table below provides information         value after expenses for the six months
ongoing costs, including management fees;     about actual account values and actual       ended December 31, 2005, appear in the
distribution and/or service fees (12b-1);     expenses. You may use the information in     table "Cumulative Total Returns" on Page
and other Fund expenses. This example is      this table, together with the amount you     5.
intended to help you understand your          invested, to estimate the expenses that
ongoing costs (in dollars) of investing       you paid over the period. Simply divide         The hypothetical account values and
in the Fund and to compare these costs        your account value by $1,000 (for            expenses may not be used to estimate the
with ongoing costs of investing in other      example, an $8,600 account value divided     actual ending account balance or expenses
mutual funds. The example is based on an      by $1,000 = 8.6), then multiply the          you paid for the period. You may use this
investment of $1,000 invested at the          result by the number in the table under      information to compare the ongoing costs
beginning of the period and held for the      the heading entitled "Actual Expenses        of investing in the Fund and other funds.
entire period July 1, 2005, through           Paid During Period" to estimate the          To do so, compare this 5% hypothetical
December 31, 2005.                            expenses you paid on your account during     example with the 5% hypothetical examples
                                              this period.                                 that appear in the shareholder reports of
   The actual and hypothetical expenses                                                    the other funds.
in the examples below do not represent        HYPOTHETICAL EXAMPLE FOR
the effect of any fees or other expenses      COMPARISON PURPOSES                             Please note that the expenses shown in
assessed in connection with a variable                                                     the table are meant to highlight your
product; if they did, the expenses shown      The table below also provides information    ongoing costs. Therefore, the
would be higher while the ending account      about hypothetical account values and        hypothetical information is useful in
values shown would be lower.                  hypothetical expenses based on the Fund's    comparing ongoing costs, and will not
                                              actual expense ratio and an assumed rate     help you determine the relative total
                                              of return of 5% per year before expenses,    costs of owning different funds.
                                              which is not the Fund's

====================================================================================================================================

                                       ACTUAL                                          HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING                EXPENSES       ENDING              EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING         EXPENSE
  CLASS             (7/1/05)         (12/31/05)(1)           PERIOD(2)      (12/31/05)          PERIOD(2)           RATIO
Series I           $1,000.00           $1,169.20               $6.12        $1,019.56             $5.70             1.12%
Series II           1,000.00            1,167.50                7.48         1,018.30              6.97             1.37


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. INTERNATIONAL GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Variable         o The quality of services to be provided     noted that AIM has agreed to waive
Insurance Funds (the "Board") oversees        by AIM. The Board reviewed the               advisory fees of the Fund and to limit
the management of AIM V.I. International      credentials and experience of the            the Fund's total operating expenses, as
Growth Fund (the "Fund") and, as required     officers and employees of AIM who will       discussed below. Based on this review,
by law, determines annually whether to        provide investment advisory services to      the Board concluded that the advisory fee
approve the continuance of the Fund's         the Fund. In reviewing the qualifications    rate for the Fund under the Advisory
advisory agreement with A I M Advisors,       of AIM to provide investment advisory        Agreement was fair and reasonable.
Inc. ("AIM"). Based upon the                  services, the Board reviewed the
recommendation of the Investments             qualifications of AIM's investment           o Fees relative to those of comparable
Committee of the Board, which is              personnel and considered such issues as      funds with other advisors. The Board
comprised solely of independent trustees,     AIM's portfolio and product review           reviewed the advisory fee rate for the
at a meeting held on June 30, 2005, the       process, various back office support         Fund under the Advisory Agreement. The
Board, including all of the independent       functions provided by AIM and AIM's          Board compared effective contractual
trustees, approved the continuance of the     equity and fixed income trading              advisory fee rates at a common asset
advisory agreement (the "Advisory             operation. Based on the review of these      level and noted that the Fund's rate was
Agreement") between the Fund and AIM for      and other factors, the Board concluded       above the median rate of the funds
another year, effective July 1, 2005.         that the quality of services to be           advised by other advisors with investment
                                              provided by AIM was appropriate and that     strategies comparable to those of the
   The Board considered the factors           AIM currently is providing satisfactory      Fund that the Board reviewed. The Board
discussed below in evaluating the             services in accordance with the terms of     noted that AIM has agreed to waive
fairness and reasonableness of the            the Advisory Agreement.                      advisory fees of the Fund and to limit
Advisory Agreement at the meeting on June                                                  the Fund's total operating expenses, as
30, 2005 and as part of the Board's           o The performance of the Fund relative to    discussed below. Based on this review,
ongoing oversight of the Fund. In their       comparable funds. The Board reviewed the     the Board concluded that the advisory fee
deliberations, the Board and the              performance of the Fund during the past      rate for the Fund under the Advisory
independent trustees did not identify any     one, three and five calendar years           Agreement was fair and reasonable.
particular factor that was controlling,       against the performance of funds advised
and each trustee attributed different         by other advisors with investment            o Expense limitations and fee waivers.
weights to the various factors.               strategies comparable to those of the        The Board noted that AIM has
                                              Fund. The Board noted that the Fund's        contractually agreed to waive advisory
   One of the responsibilities of the         performance for the one, three and five      fees of the Fund through June 30, 2006 to
Senior Officer of the Fund, who is            year periods was above the median            the extent necessary so that the advisory
independent of AIM and AIM's affiliates,      performance of such comparable funds.        fees payable by the Fund do not exceed a
is to manage the process by which the         Based on this review, the Board concluded    specified maximum advisory fee rate,
Fund's proposed management fees are           that no changes should be made to the        which maximum rate includes breakpoints
negotiated to ensure that they are            Fund and that it was not necessary to        and is based on net asset levels. The
negotiated in a manner which is at arm's      change the Fund's portfolio management       Board considered the contractual nature
length and reasonable. To that end, the       team at this time.                           of this fee waiver and noted that it
Senior Officer must either supervise a                                                     remains in effect until June 30, 2006.
competitive bidding process or prepare an     o The performance of the Fund relative to    The Board noted that AIM has
independent written evaluation. The           indices. The Board reviewed the              contractually agreed to waive fees and/or
Senior Officer has recommended an             performance of the Fund during the past      limit expenses of the Fund through April
independent written evaluation in lieu of     one, three and five calendar years           30, 2006 in an amount necessary to limit
a competitive bidding process and, upon       against the performance of the Lipper        total annual operating expenses to a
the direction of the Board, has prepared      International Multi-Cap Growth Fund          specified percentage of average daily net
such an independent written evaluation.       Index. The Board noted that the Fund's       assets for each class of the Fund. The
Such written evaluation also considered       performance was above the performance of     Board considered the contractual nature
certain of the factors discussed below.       such Index for the one and three year        of this fee waiver/expense limitation and
In addition, as discussed below, the          periods and below the Index performance      noted that it remains in effect until
Senior Officer made certain                   for the five year period. Based on this      April 30, 2006. The Board considered the
recommendations to the Board in               review, the Board concluded that no          effect these fee waivers/expense
connection with such written evaluation.      changes should be made to the Fund and       limitations would have on the Fund's
                                              that it was not necessary to change the      estimated expenses and concluded that the
   The discussion below serves as a           Fund's portfolio management team at this     levels of fee waivers/expense limitations
summary of the Senior Officer's               time.                                        for the Fund were fair and reasonable.
independent written evaluation and
recommendations to the Board in               o Meeting with the Fund's portfolio          o Breakpoints and economies of scale. The
connection therewith, as well as a            managers and investment personnel. With      Board reviewed the structure of the
discussion of the material factors and        respect to the Fund, the Board is meeting    Fund's advisory fee under the Advisory
the conclusions with respect thereto that     periodically with such Fund's portfolio      Agreement, noting that it includes one
formed the basis for the Board's approval     managers and/or other investment             breakpoint. The Board reviewed the level
of the Advisory Agreement. After              personnel and believes that such             of the Fund's advisory fees, and noted
consideration of all of the factors below     individuals are competent and able to        that such fees, as a percentage of the
and based on its informed business            continue to carry out their                  Fund's net assets, have decreased as net
judgment, the Board determined that the       responsibilities under the Advisory          assets increased because the Advisory
Advisory Agreement is in the best             Agreement.                                   Agreement includes a breakpoint. The
interests of the Fund and its                                                              Board noted that AIM has contractually
shareholders and that the compensation to     o Overall performance of AIM. The Board      agreed to waive advisory fees of the Fund
AIM under the Advisory Agreement is fair      considered the overall performance of AIM    through June 30, 2006 to the extent
and reasonable and would have been            in providing investment advisory and         necessary so that the advisory fees
obtained through arm's length                 portfolio administrative services to the     payable by the Fund do not exceed a
negotiations.                                 Fund and concluded that such performance     specified maximum advisory fee rate,
                                              was satisfactory.                            which maximum rate includes breakpoints
o The nature and extent of the advisory                                                    and is based on net asset levels. The
services to be provided by AIM. The Board     o Fees relative to those of clients of       Board concluded that the Fund's fee
reviewed the services to be provided by       AIM with comparable investment               levels under the Advisory Agreement
AIM under the Advisory Agreement. Based       strategies. The Board reviewed the           therefore reflect economies of scale and
on such review, the Board concluded that      advisory fee rate for the Fund under the     that it was not necessary to change the
the range of services to be provided by       Advisory Agreement. The Board noted that     advisory fee breakpoints in the Fund's
AIM under the Advisory Agreement was          this rate (i) was lower than the advisory    advisory fee schedule.
appropriate and that AIM currently is         fee rates for a mutual fund advised by
providing services in accordance with the     AIM with investment strategies comparable
terms of the Advisory Agreement.              to those of the Fund; and (ii) was higher                                  (continued)
                                              than the advisory fee rates for nine
                                              separately managed wrap accounts managed
                                              by an AIM affiliate with investment
                                              strategies comparable to those of the
                                              Fund. The Board


AIM V.I. INTERNATIONAL GROWTH FUND


o Investments in affiliated money market      o Benefits of soft dollars to AIM. The
funds. The Board also took into account       Board considered the benefits realized by
the fact that uninvested cash and cash        AIM as a result of brokerage transactions
collateral from securities lending            executed through "soft dollar"
arrangements (collectively, "cash             arrangements. Under these arrangements,
balances") of the Fund may be invested in     brokerage commissions paid by the Fund
money market funds advised by AIM             and/or other funds advised by AIM are
pursuant to the terms of an SEC exemptive     used to pay for research and execution
order. The Board found that the Fund may      services. This research is used by AIM in
realize certain benefits upon investing       making investment decisions for the Fund.
cash balances in AIM advised money market     The Board concluded that such
funds, including a higher net return,         arrangements were appropriate.
increased liquidity, increased
diversification or decreased transaction      o AIM's financial soundness in light of
costs. The Board also found that the Fund     the Fund's needs. The Board considered
will not receive reduced services if it       whether AIM is financially sound and has
invests its cash balances in such money       the resources necessary to perform its
market funds. The Board noted that, to        obligations under the Advisory Agreement,
the extent the Fund invests in affiliated     and concluded that AIM has the financial
money market funds, AIM has voluntarily       resources necessary to fulfill its
agreed to waive a portion of the advisory     obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The          o Historical relationship between the
Board further determined that the             Fund and AIM. In determining whether to
proposed securities lending program and       continue the Advisory Agreement for the
related procedures with respect to the        Fund, the Board also considered the prior
lending Fund is in the best interests of      relationship between AIM and the Fund, as
the lending Fund and its respective           well as the Board's knowledge of AIM's
shareholders. The Board therefore             operations, and concluded that it was
concluded that the investment of cash         beneficial to maintain the current
collateral received in connection with        relationship, in part, because of such
the securities lending program in the         knowledge. The Board also reviewed the
money market funds according to the           general nature of the non-investment
procedures is in the best interests of        advisory services currently performed by
the lending Fund and its respective           AIM and its affiliates, such as
shareholders.                                 administrative, transfer agency and
                                              distribution services, and the fees
o Independent written evaluation and          received by AIM and its affiliates for
recommendations of the Fund's Senior          performing such services. In addition to
Officer. The Board noted that, upon their     reviewing such services, the trustees
direction, the Senior Officer of the          also considered the organizational
Fund, who is independent of AIM and AIM's     structure employed by AIM and its
affiliates, had prepared an independent       affiliates to provide those services.
written evaluation in order to assist the     Based on the review of these and other
Board in determining the reasonableness       factors, the Board concluded that AIM and
of the proposed management fees of the        its affiliates were qualified to continue
AIM Funds, including the Fund. The Board      to provide non-investment advisory
noted that the Senior Officer's written       services to the Fund, including
evaluation had been relied upon by the        administrative, transfer agency and
Board in this regard in lieu of a             distribution services, and that AIM and
competitive bidding process. In               its affiliates currently are providing
determining whether to continue the           satisfactory non-investment advisory
Advisory Agreement for the Fund, the          services.
Board considered the Senior Officer's
written evaluation and the recommendation     o Other factors and current trends. In
made by the Senior Officer to the Board       determining whether to continue the
that the Board consider implementing a        Advisory Agreement for the Fund, the
process to assist them in more closely        Board considered the fact that AIM, along
monitoring the performance of the AIM         with others in the mutual fund industry,
Funds. The Board concluded that it would      is subject to regulatory inquiries and
be advisable to implement such a process      litigation related to a wide range of
as soon as reasonably practicable.            issues. The Board also considered the
                                              governance and compliance reforms being
o Profitability of AIM and its                undertaken by AIM and its affiliates,
affiliates. The Board reviewed                including maintaining an internal
information concerning the profitability      controls committee and retaining an
of AIM's (and its affiliates') investment     independent compliance consultant, and
advisory and other activities and its         the fact that AIM has undertaken to cause
financial condition. The Board considered     the Fund to operate in accordance with
the overall profitability of AIM, as well     certain governance policies and
as the profitability of AIM in connection     practices. The Board concluded that these
with managing the Fund. The Board noted       actions indicated a good faith effort on
that AIM's operations remain profitable,      the part of AIM to adhere to the highest
although increased expenses in recent         ethical standards, and determined that
years have reduced AIM's profitability.       the current regulatory and litigation
Based on the review of the profitability      environment to which AIM is subject
of AIM's and its affiliates' investment       should not prevent the Board from
advisory and other activities and its         continuing the Advisory Agreement for the
financial condition, the Board concluded      Fund.
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-92.16%

AUSTRALIA-2.59%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                      433,700   $  7,245,291
------------------------------------------------------------------------
Brambles Industries Ltd. (Diversified
  Commercial & Professional Services)(a)(b)       364,100      2,707,594
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(a)(b)                                207,100      2,962,790
========================================================================
                                                              12,915,675
========================================================================

AUSTRIA-0.76%

OMV A.G. (Integrated Oil & Gas)(a)                 65,200      3,800,595
========================================================================

BELGIUM-2.53%

InBev N.V. (Brewers)(a)                           152,600      6,638,624
------------------------------------------------------------------------
KBC Group N.V. (Diversified Banks)(a)              64,329      5,988,013
========================================================================
                                                              12,626,637
========================================================================

BRAZIL-1.14%

Companhia de Bebidas das Americas-Pfd.-ADR
  (Brewers)(b)                                     85,300      3,245,665
------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Pfd.-ADR (Integrated
  Oil & Gas)                                       37,900      2,439,623
========================================================================
                                                               5,685,288
========================================================================

CANADA-6.39%

Canadian National Railway Co. (Railroads)          58,650      4,698,659
------------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                        89,000      4,411,724
------------------------------------------------------------------------
EnCana Corp. (Oil & Gas Exploration &
  Production)                                      79,100      3,576,033
------------------------------------------------------------------------
Manulife Financial Corp. (Life & Health
  Insurance)                                      111,400      6,541,612
------------------------------------------------------------------------
Power Corp. of Canada (Other Diversified
  Financial Services)                             112,000      3,049,991
------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)             77,400      2,923,966
------------------------------------------------------------------------
Shoppers Drug Mart Corp. (Drug Retail)
  (Acquired 11/18/03; Cost $290,178)(c)(d)         13,600        513,777
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         97,900      6,174,117
========================================================================
                                                              31,889,879
========================================================================

CHINA-1.43%

China Construction Bank-Class H (Diversified
  Banks) (Acquired 10/20/05; Cost
  $2,877,435)(d)(e)                             9,405,000      3,275,038
------------------------------------------------------------------------
Ping An Insurance (Group) Co. of China,
  Ltd.-Class H (Life & Health Insurance)(a)       727,000      1,343,854
------------------------------------------------------------------------
Shanghai Electric Group Co. Ltd.-Class H
  (Heavy Electrical Equipment)(a)(e)            7,298,000      2,499,533
========================================================================
                                                               7,118,425
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

FRANCE-12.33%

AXA (Multi-Line Insurance)(a)                     129,900   $  4,197,944
------------------------------------------------------------------------
BNP Paribas S.A. (Diversified Banks)              106,938      8,653,011
------------------------------------------------------------------------
Bouygues S.A. (Wireless Telecommunication
  Services)(b)                                     77,600      3,794,097
------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)         29,200      5,095,385
------------------------------------------------------------------------
Sanofi-Aventis (Pharmaceuticals)(a)                52,200      4,573,415
------------------------------------------------------------------------
Societe Generale (Diversified Banks)(b)            48,300      5,940,997
------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment &
  Services)(a)                                      7,120        431,876
------------------------------------------------------------------------
Technip S.A. (Oil & Gas Equipment & Services)
  (Acquired 12/16/04; Cost $1,733,372)(a)(d)       38,900      2,359,549
------------------------------------------------------------------------
TOTAL S.A. (Integrated Oil & Gas)(a)               35,655      8,973,228
------------------------------------------------------------------------
Veolia Environnement (Multi-Utilities)(a)          77,671      3,519,332
------------------------------------------------------------------------
Vinci S.A. (Construction & Engineering)            97,720      8,404,575
------------------------------------------------------------------------
Vivendi Universal S.A. (Movies &
  Entertainment)(a)                               179,400      5,636,393
========================================================================
                                                              61,579,802
========================================================================

GERMANY-5.49%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)                                    25,550      4,839,579
------------------------------------------------------------------------
Continental A.G. (Tires & Rubber)                  29,900      2,654,076
------------------------------------------------------------------------
Henkel KGaA-Pfd. (Household Products)(a)(b)        47,800      4,807,376
------------------------------------------------------------------------
MAN A.G. (Industrial Machinery)                    71,200      3,799,799
------------------------------------------------------------------------
Merck KGaA (Pharmaceuticals)(a)                    38,700      3,206,800
------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobile Manufacturers)        4,780      3,434,724
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)(a)       15,979      4,662,874
========================================================================
                                                              27,405,228
========================================================================

GREECE-1.21%

OPAP S.A. (Casinos & Gaming)(a)                   176,050      6,061,278
========================================================================

HONG KONG-2.23%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    294,000      3,008,975
------------------------------------------------------------------------
Esprit Holdings Ltd. (Apparel Retail)(a)          391,500      2,788,316
------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Industrial
  Conglomerates)(a)                               335,000      3,182,456
------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                       222,000      2,161,692
========================================================================
                                                              11,141,439
========================================================================

HUNGARY-0.99%

OTP Bank Rt. (Diversified Banks)(a)               150,804      4,931,070
========================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                 SHARES        VALUE
------------------------------------------------------------------------

INDIA-2.48%

Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)(a)                 126,364   $  3,390,482
------------------------------------------------------------------------
Infosys Technologies Ltd. (IT Consulting &
  Other Services)(a)                              135,180      9,014,518
========================================================================
                                                              12,405,000
========================================================================

INDONESIA-0.43%

P.T. Telekomunikasi Indonesia Tbk-Series B
  (Integrated Telecommunication Services)(a)    3,600,000      2,154,235
========================================================================

IRELAND-2.87%

Allied Irish Banks PLC (Diversified Banks)(a)      67,300      1,440,966
------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       585,761      8,951,575
------------------------------------------------------------------------
CRH PLC (Construction Materials)(a)               134,630      3,960,283
========================================================================
                                                              14,352,824
========================================================================

ISRAEL-0.76%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                88,200      3,793,482
========================================================================

ITALY-1.77%

Eni S.p.A. (Integrated Oil & Gas)(a)              316,300      8,820,781
========================================================================

JAPAN-14.30%

Astellas Pharma Inc. (Pharmaceuticals)(a)         132,500      5,140,923
------------------------------------------------------------------------
Canon Inc. (Office Electronics)(a)(b)              56,300      3,310,734
------------------------------------------------------------------------
FANUC Ltd. (Industrial Machinery)(a)               57,500      4,924,858
------------------------------------------------------------------------
Hoya Corp. (Electronic Equipment
  Manufacturers)(a)(b)                            171,300      6,194,247
------------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)(a)(b)             169,300      4,435,741
------------------------------------------------------------------------
Keyence Corp. (Electronic Equipment
  Manufacturers)(a)(b)                             20,300      5,828,347
------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(a)                       118,000      2,284,270
------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks) (Acquired 10/24/05; Cost
  $2,127,848)(a)(d)                                   354      2,796,178
------------------------------------------------------------------------
Nidec Corp. (Electronic Equipment
  Manufacturers)(a)                                55,000      4,732,435
------------------------------------------------------------------------
Nissan Motor Co., Ltd. (Automobile
  Manufacturers)(a)(b)                            187,100      1,909,229
------------------------------------------------------------------------
Nitto Denko Corp. (Specialty Chemicals)            52,800      4,114,576
------------------------------------------------------------------------
Orix Corp. (Consumer Finance)(a)                   16,100      4,156,083
------------------------------------------------------------------------
SMC Corp. (Industrial Machinery)(a)                18,100      2,606,845
------------------------------------------------------------------------
Suzuki Motor Corp. (Automobile
  Manufacturers)(a)                               151,900      2,834,852
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                             96,300      5,198,384
------------------------------------------------------------------------
Toyota Motor Corp. (Automobile
  Manufacturers)(a)                               135,200      7,073,756
------------------------------------------------------------------------
Yamaha Motor Co., Ltd. (Motorcycle
  Manufacturers)(a)                               147,400      3,878,696
========================================================================
                                                              71,420,154
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

MEXICO-2.39%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)(b)        170,308   $  4,983,212
------------------------------------------------------------------------
Grupo Televisa, S.A.-ADR (Broadcasting &
  Cable TV)                                        27,500      2,213,750
------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V.-Series V
  (Hypermarkets & Super Centers)(b)               852,900      4,732,763
========================================================================
                                                              11,929,725
========================================================================

NETHERLANDS-1.36%

ING Groep N.V.-Dutch Ctfs. (Other Diversified
  Financial Services)(a)                           72,000      2,497,270
------------------------------------------------------------------------
Royal DSM N.V. (Specialty Chemicals)(a)           105,000      4,288,325
========================================================================
                                                               6,785,595
========================================================================

RUSSIA-0.50%

OAO LUKOIL-ADR (Integrated Oil & Gas)(a)           42,000      2,485,226
========================================================================

SINGAPORE-1.25%

DBS Group Holdings Ltd. (Diversified
  Banks)(a)                                       322,000      3,193,525
------------------------------------------------------------------------
Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               461,000      3,054,679
========================================================================
                                                               6,248,204
========================================================================

SOUTH AFRICA-0.52%

Standard Bank Group Ltd. (Diversified
  Banks)(a)                                       216,281      2,587,756
========================================================================

SOUTH KOREA-2.65%

Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(a)(e)                                    63,000      1,703,001
------------------------------------------------------------------------
Hyundai Motor Co. (Automobile
  Manufacturers)(a)(e)                             38,090      3,639,055
------------------------------------------------------------------------
Kookmin Bank (Diversified Banks)(a)(e)             45,440      3,398,662
------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                       6,960      4,483,337
========================================================================
                                                              13,224,055
========================================================================

SPAIN-3.06%

ACS, Actividades de Construccion y Servicios,
  S.A. (Construction & Engineering)(a)            112,000      3,607,936
------------------------------------------------------------------------
Banco Santander Central Hispano S.A.
  (Diversified Banks)(a)                          309,100      4,080,399
------------------------------------------------------------------------
Grupo Ferrovial, S.A. (Construction &
  Engineering)(a)                                  45,100      3,127,518
------------------------------------------------------------------------
Industria de Diseno Textil, S.A. (Apparel
  Retail)(a)                                      136,725      4,459,010
========================================================================
                                                              15,274,863
========================================================================

SWEDEN-1.66%

Atlas Copco A.B.-Class A (Industrial
  Machinery)(a)                                   118,300      2,635,915
------------------------------------------------------------------------
Swedish Match A.B. (Tobacco)(a)                   170,900      2,011,442
------------------------------------------------------------------------
Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(a)                     77,080      3,633,867
========================================================================
                                                               8,281,224
========================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                 SHARES        VALUE
------------------------------------------------------------------------

SWITZERLAND-8.00%

Compagnie Financiere Richemont A.G.-Class A
  (Apparel, Accessories & Luxury Goods)(a)(f)     173,014   $  7,532,133
------------------------------------------------------------------------
Credit Suisse Group (Diversified Capital
  Markets)(a)                                      89,400      4,557,422
------------------------------------------------------------------------
Nestle S.A. (Packaged Foods & Meats)(a)            14,860      4,437,394
------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               47,810      7,178,777
------------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)(a)(e)                                 68,685      8,546,900
------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)             80,900      7,702,123
========================================================================
                                                              39,954,749
========================================================================

TAIWAN-1.86%

Hon Hai Precision Industry Co., Ltd.
  (Electronic Manufacturing Services)             717,043      3,931,815
------------------------------------------------------------------------
MediaTek Inc. (Semiconductors)(a)                 240,000      2,791,581
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(b)                    260,339      2,579,959
========================================================================
                                                               9,303,355
========================================================================

THAILAND-0.01%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                        32,800         41,575
========================================================================

TURKEY-0.70%

Akbank T.A.S. (Diversified Banks)(a)              427,500      3,484,258
========================================================================

UNITED KINGDOM-8.50%

Aviva PLC (Multi-Line Insurance)                  342,783      4,157,795
------------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)(a)                  181,800      1,946,486
------------------------------------------------------------------------
Capita Group PLC (Human Resource & Employment
  Services)                                       404,592      2,900,999
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              225,900      3,641,072
------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)(a)           275,805      8,236,340
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

International Power PLC (Independent Power
  Producers & Energy Traders)(a)                  861,656   $  3,550,786
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(a)     161,781      5,338,544
------------------------------------------------------------------------
Shire PLC (Pharmaceuticals)                       367,374      4,702,578
------------------------------------------------------------------------
Tesco PLC (Food Retail)(a)                      1,006,921      5,739,129
------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)(a)                1,018,498      2,199,369
========================================================================
                                                              42,413,098
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $303,633,911)                          460,115,475
========================================================================

MONEY MARKET FUNDS-4.37%

Liquid Assets Portfolio-Institutional
  Class(g)                                     10,902,709     10,902,709
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(g)    10,902,709     10,902,709
========================================================================
    Total Money Market Funds (Cost
      $21,805,418)                                            21,805,418
========================================================================
TOTAL INVESTMENTS-96.53% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $325,439,329)                481,920,893
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.18%

Liquid Assets Portfolio-Institutional
  Class(g)(h)                                  12,938,532     12,938,532
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(g)(h)                                  12,938,532     12,938,532
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $25,877,064)                                      25,877,064
========================================================================
TOTAL INVESTMENTS-101.71% (Cost $351,316,393)                507,797,957
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.71%)                         (8,531,851)
========================================================================
NET ASSETS-100.00%                                          $499,266,106
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $317,495,506, which represented 63.59% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 0.10% of the Fund's Net Assets. See Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $8,944,542, which represented 1.79% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Non-income producing security.
(f) Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(h) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $303,633,911)*       $460,115,475
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $47,682,482)                               47,682,482
=============================================================
    Total investments (cost $351,316,393)         507,797,957
=============================================================
Foreign currencies, at value (cost $3,850,645)      3,865,398
-------------------------------------------------------------
Receivables for:
  Investments sold                                    434,878
-------------------------------------------------------------
  Fund shares sold                                 25,946,471
-------------------------------------------------------------
  Dividends                                           465,808
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 53,806
-------------------------------------------------------------
Other assets                                            2,771
=============================================================
    Total assets                                  538,567,089
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               464,469
-------------------------------------------------------------
  Fund shares reacquired                           12,533,017
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              76,190
-------------------------------------------------------------
  Collateral upon return of securities loaned      25,877,064
-------------------------------------------------------------
Accrued administrative services fees                  265,418
-------------------------------------------------------------
Accrued distribution fees -- Series II                 33,363
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                737
-------------------------------------------------------------
Accrued transfer agent fees                             1,789
-------------------------------------------------------------
Accrued operating expenses                             48,936
=============================================================
    Total liabilities                              39,300,983
=============================================================
Net assets applicable to shares outstanding      $499,266,106
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $397,555,292
-------------------------------------------------------------
Undistributed net investment income                 3,973,621
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (58,755,766)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               156,492,959
=============================================================
                                                 $499,266,106
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $444,608,011
_____________________________________________________________
=============================================================
Series II                                        $ 54,658,095
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           19,185,353
_____________________________________________________________
=============================================================
Series II                                           2,376,562
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      23.17
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      23.00
_____________________________________________________________
=============================================================

* At December 31, 2005, securities with an aggregate value of $24,828,638 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $820,231)                                      $ 8,107,409
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $158,012 after compensation to
  counterparties of $673,794)                        937,296
------------------------------------------------------------
Interest                                               5,998
============================================================
    Total investment income                        9,050,703
============================================================

EXPENSES:

Advisory fees                                      2,975,590
------------------------------------------------------------
Administrative services fees                         996,048
------------------------------------------------------------
Custodian fees                                       389,800
------------------------------------------------------------
Distribution fees -- Series II                        87,003
------------------------------------------------------------
Transfer agent fees                                   35,907
------------------------------------------------------------
Trustees' and officer's fees and benefits             27,162
------------------------------------------------------------
Other                                                 97,565
============================================================
    Total expenses                                 4,609,075
============================================================
Less: Fees waived                                     (5,724)
============================================================
    Net expenses                                   4,603,351
============================================================
Net investment income                              4,447,352
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities (Net of tax on sale
    of foreign investments of
    $146,495) -- Note 1G                          27,719,692
------------------------------------------------------------
  Foreign currencies                                (127,048)
============================================================
                                                  27,592,644
============================================================
Change in net unrealized appreciation
  (depreciation) on:
  Investment securities (Net of change in
    estimated tax of foreign investment held
    of $1,833) -- Note 1G                         39,598,177
------------------------------------------------------------
  Foreign currencies                                 (75,597)
============================================================
                                                  39,522,580
============================================================
Net gain from investment securities and
  foreign currencies                              67,115,224
============================================================
Net increase in net assets resulting from
  operations                                     $71,562,576
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,447,352    $  2,817,044
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  27,592,644      21,621,475
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           39,522,580      46,235,227
==========================================================================================
    Net increase in net assets resulting from operations        71,562,576      70,673,746
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (2,648,284)     (2,025,065)
------------------------------------------------------------------------------------------
  Series II                                                       (290,407)        (98,282)
==========================================================================================
    Decrease in net assets resulting from distributions         (2,938,691)     (2,123,347)
==========================================================================================
Share transactions-net:
  Series I                                                      35,930,996      (9,205,473)
------------------------------------------------------------------------------------------
  Series II                                                     26,609,350       7,105,347
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         62,540,346      (2,100,126)
==========================================================================================
    Net increase in net assets                                 131,164,231      66,450,273
==========================================================================================

NET ASSETS:

  Beginning of year                                            368,101,875     301,651,602
==========================================================================================
  End of year (including undistributed net investment income
    of $3,973,621 and $2,592,008, respectively)               $499,266,106    $368,101,875
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. International Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                       AIM V.I. INTERNATIONAL GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Over $250 million                                             0.70%
 __________________________________________________________________
===================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $5,724.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $103,662 for accounting and fund administrative services and reimbursed $892,386 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $35,907.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $87,003.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,314,230      $ 59,393,617      $ (61,805,138)        $   --         $10,902,709     $388,535       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,314,230        59,393,617        (61,805,138)            --          10,902,709      390,749           --
==================================================================================================================================
  Subtotal        $26,628,460      $118,787,234      $(123,610,276)        $   --         $21,805,418     $779,284       $   --
==================================================================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $18,094,922      $135,172,877      $(140,329,267)        $   --         $12,938,532     $   78,709      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            18,094,922       134,216,798       (139,373,188)            --          12,938,532         79,303          --
===================================================================================================================================
  Subtotal        $36,189,844      $269,389,675      $(279,702,455)        $   --         $25,877,064     $  158,012      $   --
===================================================================================================================================
  Total           $62,818,304      $388,176,909      $(403,312,731)        $   --         $47,682,482     $  937,296      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,373 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

                       AIM V.I. INTERNATIONAL GROWTH FUND

    At December 31, 2005, securities with an aggregate value of $24,828,638 were on loan to brokers. The loans were secured by cash collateral of $25,877,064 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $158,012 for securities lending transactions, which are net of compensation to counterparties.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,938,691    $2,123,347
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  6,376,609
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           153,116,383
----------------------------------------------------------------------------
Temporary book/tax differences                                       (67,259)
----------------------------------------------------------------------------
Capital loss carryforward                                        (57,585,497)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (129,422)
----------------------------------------------------------------------------
Shares of beneficial interest                                    397,555,292
============================================================================
Total net assets                                                $499,266,106
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition of unrealized gain for tax purposes on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $11,395.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $57,154,087 of capital loss carryforward in the fiscal year ended December 31, 2006.

    The Fund utilized $27,621,125 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2006                                                $   531,811
-----------------------------------------------------------------------------
December 31, 2007                                                    431,410
-----------------------------------------------------------------------------
December 31, 2009                                                 10,733,015
-----------------------------------------------------------------------------
December 31, 2010                                                 45,889,261
=============================================================================
Total capital loss carryforward                                  $57,585,497
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $189,939,447 and $137,410,630, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $153,778,758
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (673,770)
==============================================================================
Net unrealized appreciation of investment securities             $153,104,988
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $354,692,969.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income (loss) was decreased by $127,048 and undistributed net realized gain (loss) was increased by $127,048. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                       2005(a)                        2004
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     8,088,898    $167,053,477     3,454,168    $59,721,271
---------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,749,163      36,041,813       794,058     13,743,254
=====================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       109,906       2,525,639        99,666      1,901,625
---------------------------------------------------------------------------------------------------------------------
  Series II                                                       12,732         290,407         5,179         98,282
=====================================================================================================================
Reacquired:
  Series I                                                    (6,547,697)   (133,648,120)   (4,143,506)   (70,828,369)
---------------------------------------------------------------------------------------------------------------------
  Series II                                                     (479,060)     (9,722,870)     (392,698)    (6,736,189)
=====================================================================================================================
                                                               2,933,942    $ 62,540,346      (183,133)   $(2,100,126)
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they owns 40% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           SERIES I
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  19.77       $  16.04       $  12.49       $  14.91       $  20.12
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23(a)        0.15(a)        0.09(a)        0.06(a)        0.08(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.31           3.70           3.54          (2.40)         (4.83)
=================================================================================================================================
    Total from investment operations                             3.54           3.85           3.63          (2.34)         (4.75)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.14)         (0.12)         (0.08)         (0.08)         (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --             --             --             --          (0.41)
=================================================================================================================================
    Total distributions                                         (0.14)         (0.12)         (0.08)         (0.08)         (0.46)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                               $  23.17       $  19.77       $  16.04       $  12.49       $  14.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 17.93%         24.00%         29.06%        (15.67)%       (23.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $444,608       $346,605       $290,680       $247,580       $347,528
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.11%(c)       1.14%          1.10%          1.09%          1.05%
=================================================================================================================================
Ratio of net investment income to average net assets             1.11%(c)       0.90%          0.69%          0.41%          0.46%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            36%            48%            79%            71%           109%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $372,425,669.

                                                                                   SERIES II
                                               ----------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,                       SEPTEMBER 19, 2001
                                               ---------------------------------------------------      (DATE SALES COMMENCED) TO
                                                2005           2004           2003           2002           DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 19.65        $ 15.97        $ 12.45        $14.90               $14.42
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.18(a)        0.11(a)        0.06(a)       0.03(a)              0.01(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      3.30           3.66           3.51         (2.40)                0.93
=================================================================================================================================
    Total from investment operations              3.48           3.77           3.57         (2.37)                0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income           (0.13)         (0.09)         (0.05)        (0.08)               (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             --             --            --                (0.41)
=================================================================================================================================
    Total distributions                          (0.13)         (0.09)         (0.05)        (0.08)               (0.46)
=================================================================================================================================
Net asset value, end of period                 $ 23.00        $ 19.65        $ 15.97        $12.45               $14.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  17.70%         23.63%         28.68%       (15.89)%               6.63%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $54,658        $21,497        $10,972        $4,751               $  374
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets           1.36%(c)       1.39%          1.35%         1.31%(d)             1.30%(e)
=================================================================================================================================
Ratio of net investment income to average net
  assets                                          0.86%(c)       0.65%          0.44%         0.19%                0.22%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             36%            48%            79%           71%                 109%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $34,801,437.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.34%.
(e)  Annualized.

                       AIM V.I. INTERNATIONAL GROWTH FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of

                       AIM V.I. INTERNATIONAL GROWTH FUND
shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. International Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. International Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                       AIM V.I. INTERNATIONAL GROWTH FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0.00% is eligible for the dividends received deduction for corporations.

  For the fiscal year ended December 31, 2005, the amount of income received by the Fund from sources within foreign countries was $0.279 (representing a total of $5,795,274). The amount of taxes paid by the Fund to such countries for the fiscal year ended December 31, 2005 was $0.015 per share (representing a total of $319,551). The following table provides a breakdown by country of ordinary income received and foreign taxes paid by the Fund during the fiscal year ended December 31, 2005. The per share amount is based on shareholders of record on December 12, 2005.

                                                                     FOREIGN
COUNTRY                                        GROSS INCOME %       TAX PAID %
----------------------------------------------------------------------------------
Australia                                           3.14%              0.00%
----------------------------------------------------------------------------------
Austria                                             0.69%              3.20%
----------------------------------------------------------------------------------
Belgium                                             0.34%              1.58%
----------------------------------------------------------------------------------
Brazil                                              1.33%              2.09%
----------------------------------------------------------------------------------
Canada                                              2.99%             13.86%
----------------------------------------------------------------------------------
France                                              5.16%             24.25%
----------------------------------------------------------------------------------
Germany                                             0.51%              2.69%
----------------------------------------------------------------------------------
Greece                                              3.70%              0.00%
----------------------------------------------------------------------------------
Hong Kong                                           2.82%              0.00%
----------------------------------------------------------------------------------
Hungary                                             1.09%              5.03%
----------------------------------------------------------------------------------
India                                               0.96%              0.00%
----------------------------------------------------------------------------------
Ireland                                             1.91%              0.00%
----------------------------------------------------------------------------------
Israel                                              0.24%              1.36%
----------------------------------------------------------------------------------
Italy                                               2.05%              9.10%
----------------------------------------------------------------------------------
Japan                                               4.12%              8.82%
----------------------------------------------------------------------------------
Mexico                                              2.26%              0.00%
----------------------------------------------------------------------------------
Netherlands                                         0.66%              3.07%
----------------------------------------------------------------------------------
Norway                                              0.07%              0.32%
----------------------------------------------------------------------------------
Singapore                                           3.05%              0.00%
----------------------------------------------------------------------------------
South Africa                                        1.01%              0.00%
----------------------------------------------------------------------------------
South Korea                                         1.11%              5.56%
----------------------------------------------------------------------------------
Spain                                               1.83%              8.47%
----------------------------------------------------------------------------------
Sweden                                              0.80%              3.69%
----------------------------------------------------------------------------------
Switzerland                                         2.43%              2.82%
----------------------------------------------------------------------------------
Taiwan                                              0.70%              4.04%
----------------------------------------------------------------------------------
Thailand                                            0.02%              0.05%
----------------------------------------------------------------------------------
United Kingdom                                     13.72%              0.00%
----------------------------------------------------------------------------------
Various                                             0.00%              0.00%
==================================================================================
Subtotal                                           58.71%            100.00%
==================================================================================
United States                                      41.29%              0.00%
==================================================================================
    Total                                         100.00%            100.00%
__________________________________________________________________________________
==================================================================================

                       AIM V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. INTERNATIONAL GROWTH FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2001           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William P. Kethler -- 1952      2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                       AIM V.I. INTERNATIONAL GROWTH FUND

                                                  AIM V.I. LARGE CAP GROWTH FUND
                               Annual Report to Shareholders o December 31, 2005











    AIM V.I. LARGE CAP GROWTH FUND seeks to provide long-term growth of capital.







UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. LARGE CAP GROWTH FUND

MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE

                                                                                             Our fundamental analysis seeks to
                                                                                          determine the company's drivers of
                                                                                          earnings. We challenge Wall Street
=====================================================================================     assumptions to determine where earnings
PERFORMANCE SUMMARY                                                                       estimates are conservative. Our team
                                                                                          meets with company management to
For the year ended December 31, 2005,        ========================================     evaluate proprietary products and the
AIM V.I. Large Cap Growth Fund               FUND VS. INDEXES                             quality of management. We also analyze
outperformed its broad market and                                                         trends and the competitive landscape. We
style-specific indexes. The Fund             TOTAL RETURNS, 12/31/04--12/31/05,           believe stocks that pass our
outperformed its broad market index          EXCLUDING VARIABLE PRODUCT ISSUER            quantitative and fundamental screens are
largely on the strength of strong stock      CHARGES. IF VARIABLE PRODUCT ISSUER          less likely to underperform.
selection in the health care sector. On      CHARGES WERE INCLUDED, RETURNS WOULD BE
average, returns for our health care         LOWER.                                          We construct the portfolio using a
holdings were more than three times                                                       bottom-up strategy, focusing on
greater than the returns of those of the     Series I Shares                    7.30%     individual stocks. While there are no
index, and the Fund had twice as much                                                     formal sector guidelines or constraints,
exposure to the sector as did the index.     Series II Shares                   7.15      internal controls and proprietary
                                                                                          software help us monitor risk levels and
   Your Fund outperformed its                Standard & Poor's Composite                  sector concentration.
style-specific index largely on the          Index of 500 Stocks
basis of its energy and health care          (S&P 500 Index)                                 Our sell process is designed to avoid
holdings. The Fund benefited, relative       (Broad Market Index)               4.91      "high risk" situations we believe lead
to its index, because we were overweight                                                  to underperformance. Examples of "high
the energy sector. Strong returns and an     Russell 1000 Growth Index                    risk" situations include:
overweight position in health care           (Style-specific Index)             5.26
                                                                                          o deteriorating business prospects
                                             Lipper Large-Cap Growth Fund
                                             Index (Peer Group Index)           7.58      o extended valuations

                                             SOURCE: LIPPER, INC.                         o unsustainable earnings growth
                                             ========================================
                                                                                          o stretched balance sheets
                                             stocks also helped the Fund's
                                             performance relative to its                  MARKET CONDITIONS AND YOUR FUND
                                             style-specific index.
                                                                                          Despite widespread concern about the
                                                Your Fund's long-term performance         potential impact of rising short-term
                                             appears on Pages 4 and 5.                    interest rates and historically high
=====================================================================================     energy prices, the U.S. economy showed
                                                                                          signs of strength for the year. Economic
HOW WE INVEST                                correlated with outperformance in the        activity expanded, inflation remained
                                             large-cap growth universe, including:        contained and corporate profits
We believe a growth investment strategy                                                   generally rose. Late in the year, some
is an essential component of a               o earnings revision--breadth and             worried that higher energy prices and
diversified portfolio.                       magnitude of positive earnings.              rising interest rates

   Our investment process combines           o earnings sustainability and use of
quantitative and fundamental analysis to     capital--review financial statements to
uncover companies exhibiting long-term,      determine sustainability of growth and
sustainable earnings and cash flow           long-term profit potential
growth that is not yet reflected in
investor expectations or equity              o valuation--compare a stock's price to
valuations.                                  its cash flow and earnings measures

   Our quantitative model ranks
companies based on factors we have found to be highly


========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES                            TOP 10 EQUITY HOLDINGS

By sector                                     1. Managed Health Care            9.9%       1. UnitedHealth Group Inc.         4.0%

Health Care                        29.8%      2. Semiconductors                 8.3        2. Apple Computer, Inc.            3.4

Information Technology             26.2       3. Aerospace & Defense            6.6        3. Motorola, Inc.                  3.0

Financials                         14.3       4. Pharmaceuticals                6.3        4. Aetna Inc.                      2.8

Industrials                        11.5       5. Communications Equipment       5.9        5. Alcon, Inc. (Switzerland)       2.7

Consumer Discretionary              7.7       6. Biotechnology                  5.8        6. Amgen Inc.                      2.6

Energy                              6.1       7. Investment Banking & Brokerage 5.7        7. Burlington Northern Santa
                                                                                              Fe Corp.                        2.4
Three other sectors each less                 8. Computer Hardware              5.6
than 3% of total net assets         5.3                                                    8. Lehman Brothers Holdings Inc.   2.3
                                              9. Life & Health Insurance        2.9
Money Market Funds                                                                         9. Valero Energy Corp.             2.2
Plus Other Assets Less Liabilities -0.9      10. Department Stores              2.8
                                                                                          10. Google Inc.-Class A             2.2
                                             TOTAL NET ASSETS          $5.0 MILLION

                                             TOTAL NUMBER OF HOLDINGS            75

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
========================================     ========================================     ========================================

AIM V.I. LARGE CAP GROWTH FUND

might crimp consumer spending, which         spending. Consumer discretionary stocks      THE VIEWS AND OPINIONS EXPRESSED IN
accounts for approximately two-thirds of     detracting from Fund performance             MANAGEMENT'S DISCUSSION OF FUND
the U.S. economy.                            included online auctioneer eBAY,             PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                             high-end audio and visual products           INC. THESE VIEWS AND OPINIONS ARE
   Health care and energy stocks were        manufacturer HARMAN INTERNATIONAL and        SUBJECT TO CHANGE AT ANY TIME BASED ON
the leading contributors to your Fund's      retailer COSTCO. We eliminated all three     FACTORS SUCH AS MARKET AND ECONOMIC
performance for the year.                    stocks from the portfolio before             CONDITIONS. THESE VIEWS AND OPINIONS MAY
                                             year-end.                                    NOT BE RELIED UPON AS INVESTMENT ADVICE
   Within the health care sector, our                                                     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
research led us to managed health care          Performance of the Fund's information     PARTICULAR SECURITY. THE INFORMATION IS
stocks. Many managed health care             technology holdings varied widely.           NOT A COMPLETE ANALYSIS OF EVERY ASPECT
companies reported strong earnings in        Computer manufacturer DELL and computer      OF ANY MARKET, COUNTRY, INDUSTRY,
recent quarters by aggressively              software manufacturer SYMANTEC hurt Fund     SECURITY OR THE FUND. STATEMENTS OF FACT
controlling costs. This was a function       performance for the year. Dell, the          ARE FROM SOURCES CONSIDERED RELIABLE,
of lower hospital utilization rates and      Fund's biggest holding six months ago,       BUT A I M ADVISORS, INC. MAKES NO
plan participants switching from             uncharacteristically stumbled by             REPRESENTATION OR WARRANTY AS TO THEIR
name-brand to generic drugs. AETNA,          mispricing its products relative to its      COMPLETENESS OR ACCURACY. ALTHOUGH
UNITEDHEALTH GROUP, WELLPOINT and CIGNA      competitors, resulting in                    HISTORICAL PERFORMANCE IS NO GUARANTEE
were among the managed health care           lower-than-expected revenues. As a           OF FUTURE RESULTS, THESE INSIGHTS MAY
companies that aided Fund performance.       result, the stock fell more than 7% the      HELP YOU UNDERSTAND OUR INVESTMENT
Our research also led us to pharmacy         day after the company announced its          MANAGEMENT PHILOSOPHY.
benefit manager EXPRESS SCRIPTS, which       second quarter results. We sold more
contributed to performance.                  than half of our Dell holdings following
                                             the announcement and are now underweight                       GEOFFREY V. KEELING,
   We generally avoided stocks of a          the stock relative to our style-specific         [KEELING      Chartered Financial
number of U.S. pharmaceutical companies      index.                                             PHOTO]      Analyst, senior
due to their weak product pipelines,                                                                        portfolio manager, is
patent expiration and litigation risk.          Symantec, best known for its Norton       co-manager of AIM V.I. Large Cap Growth
During the year, we purchased several        anti-virus software, made a                  Fund. He joined AIM in 1995 and assumed
non-U.S. pharmaceutical stocks,              controversial acquisition, and many on       his present responsibilities in 1999.
including Switzerland's ROCHE HOLDING        Wall Street feared the merger might          Mr. Keeling received a B.B.A. in finance
and NOVARTIS, both of which have             distract management. We shared those         from The University of Texas at Austin.
encouraging new cancer treatments. Each      concerns and eliminated the stock from
company boasts a promising product           the Fund, but not before it declined                           ROBERT L. SHOSS,
pipeline.                                    significantly.                                    [SHOSS       senior portfolio
                                                                                               PHOTO]       manager, is co-manager
   Worldwide energy production and              One especially bright spot for the                          of AIM V.I. Large Cap
refining capacity has struggled to keep      Fund was APPLE COMPUTER. We saw              Growth Fund. He joined AIM in 1995 and
pace with rising demand. Continued           increased evidence that the company is       assumed his present responsibilities in
explosive economic growth in China and       benefiting from the phenomenal success       1999. Mr. Shoss received a B.A. from The
India, and a severe hurricane season         of its iPod--Registered Trademark--          University of Texas at Austin and an
along the U.S. Gulf Coast, pushed the        music player. In recent quarters, data       M.B.A. and a J.D. from the University of
price of oil to record highs in 2005. We     have shown that consumers are buying         Houston.
believe that any significant improvement     more Macintosh--Registered Trademark--
in supply is likely to be years away.        computers to go with their new iPods.        Assisted by the Large/Multi-Cap Growth
                                             Apple was one of the Fund's                  Team
   Given these trends, many energy           best-performing stocks for the year.
companies have seen notable growth in
their revenue and earnings, and have         IN CLOSING
used those earnings to improve their
balance sheets and to benefit                As the year ended, we noted that many
shareholders through stock buybacks and      large-cap growth companies boasted
increased dividends. For the year, your      healthy cash flows, strong balance
Fund was overweight energy stocks            sheets, positive earnings growth and
relative to its style-specific index,        managements that were using capital for
with refiner VALERO ENERGY and               the benefit of shareholders. And yet,
integrated oil producer CONOCOPHILLIPS       large-cap growth stocks appear to be
among the stocks benefiting Fund             attractively valued relative to other
performance.                                 stocks with less attractive
                                             fundamentals. As always, we thank you
   As a group, consumer discretionary        for your continued investment in AIM
stocks were the biggest drag on Fund         V.I. Large Cap Growth Fund.                            [RIGHT ARROW GRAPHIC]
performance for the year. Rising
short-term interest rates, higher                                                         FOR A DISCUSSION OF THE RISKS OF
minimum monthly credit card payments and                                                  INVESTING IN YOUR FUND, INDEXES USED IN
historically high gasoline prices likely                                                  THIS REPORT AND YOUR FUND'S LONG-TERM
caused some consumers to moderate their                                                   PERFORMANCE, PLEASE TURN TO PAGES 4 AND
discretionary                                                                             5.

AIM V.I. LARGE CAP GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 8/29/03, INDEX DATA FROM 8/31/03


================================================================================
                                [MOUNTAIN CHART]

DATE        AIM V.I.           LIPPER       RUSSELL 1000       S&P 500
           LARGE CAP          LARGE-CAP     GROWTH INDEX       INDEX
             GROWTH          GROWTH FUND
         FUND - SERIES          INDEX
            I SHARES
8/29/03      $10000
   8/03       10000            $10000           $10000         $10000
   9/03        9840              9787             9893           9894
  10/03       10610             10381            10449          10454
  11/03       10830             10480            10558          10545
  12/03       10917             10775            10923          11098
   1/04       11107             10982            11146          11302
   2/04       11117             11029            11217          11459
   3/04       11177             10906            11009          11286
   4/04       10916             10661            10881          11109
   5/04       11257             10854            11084          11261
   6/04       11457             11010            11222          11480
   7/04       10777             10359            10588          11100
   8/04       10676             10286            10536          11145
   9/04       10987             10527            10636          11265
  10/04       10958             10654            10802          11437
  11/04       11569             11129            11173          11900
  12/04       11909             11578            11611          12305
   1/05       11617             11180            11224          12005
   2/05       11738             11253            11344          12257
   3/05       11547             11048            11137          12041
   4/05       11075             10808            10925          11812
   5/05       11617             11408            11453          12188
   6/05       11777             11430            11411          12205
   7/05       12148             12005            11969          12659
   8/05       11998             11877            11815          12544
   9/05       12329             12019            11869          12645
  10/05       12169             11941            11754          12434
  11/05       12691             12488            12261          12904
  12/05       12793             12456            12222          12909
================================================================================
                                                            SOURCE: LIPPER, INC.


Past performance cannot guarantee comparable future results.

========================================     FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR        PER NASD REQUIREMENTS, THE MOST
AVERAGE ANNUAL TOTAL RETURNS                 LOSS WHEN YOU SELL SHARES. SERIES I AND      RECENT MONTH-END PERFORMANCE DATA AT THE
As of 12/31/05                               SERIES II SHARES INVEST IN THE SAME          FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             PORTFOLIO OF SECURITIES AND WILL HAVE        CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
SERIES I SHARES                              SUBSTANTIALLY SIMILAR PERFORMANCE,           INFORMATION LINE, 866-702-4402. AS
Inception (8/29/03)               11.04%     EXCEPT TO THE EXTENT THAT EXPENSES BORNE     MENTIONED ABOVE, FOR THE MOST RECENT
1 Year                             7.30      BY EACH CLASS DIFFER.                        MONTH-END PERFORMANCE INCLUDING VARIABLE
                                                                                          PRODUCT CHARGES, PLEASE CONTACT YOUR
SERIES II SHARES                                AIM V.I. LARGE CAP GROWTH FUND, A         VARIABLE PRODUCT ISSUER OR FINANCIAL
Inception (8/29/03)               10.87%     SERIES PORTFOLIO OF AIM VARIABLE             ADVISOR.
1 Year                             7.15      INSURANCE FUNDS, IS CURRENTLY OFFERED
                                             THROUGH INSURANCE COMPANIES ISSUING             HAD THE ADVISOR NOT WAIVED FEES
========================================     VARIABLE PRODUCTS. YOU CANNOT PURCHASE       AND/OR REIMBURSED EXPENSES, PERFORMANCE
CUMULATIVE TOTAL RETURNS                     SHARES OF THE FUND DIRECTLY. PERFORMANCE     WOULD HAVE BEEN LOWER.
                                             FIGURES GIVEN REPRESENT THE FUND AND ARE
Six months ended 12/31/05                    NOT INTENDED TO REFLECT ACTUAL VARIABLE
Series I Shares                    8.49%     PRODUCT VALUES. THEY DO NOT REFLECT
Series II Shares                   8.34      SALES CHARGES, EXPENSES AND FEES
========================================     ASSESSED IN CONNECTION WITH A VARIABLE
                                             PRODUCT. SALES CHARGES, EXPENSES AND
THE PERFORMANCE DATA QUOTED REPRESENT        FEES, WHICH ARE DETERMINED BY THE
PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCT ISSUERS, WILL VARY AND
COMPARABLE FUTURE RESULTS; CURRENT           WILL LOWER THE TOTAL RETURN.
PERFORMANCE MAY BE LOWER OR HIGHER.
PLEASE CONTACT YOUR VARIABLE PRODUCT
ISSUER OR FINANCIAL ADVISOR FOR THE MOST
RECENT MONTH-END VARIABLE PRODUCT
PERFORMANCE. PERFORMANCE FIGURES REFLECT
FUND EXPENSES, REINVESTED DISTRIBUTIONS
AND CHANGES IN NET ASSET VALUE.
INVESTMENT RETURN AND PRINCIPAL VALUE
WILL


PRINCIPAL RISKS OF INVESTING IN THE FUND     growth funds tracked by Lipper, Inc., an     OTHER INFORMATION
                                             independent mutual fund performance
The Fund may invest a portion of its         monitor.                                     The returns shown in the management's
assets in synthetic instruments, such as                                                  discussion of Fund performance are based
warrants, futures, options, exchange            The unmanaged Russell 1000--Registered    on net asset values calculated for
traded funds and American Depositary         Trademark-- Growth Index is a subset of      shareholder transactions. Generally
Receipts, the value of which may not         the unmanaged Russell 1000--Registered       accepted accounting principles require
correlate perfectly with the overall         Trademark-- Index, which represents the      adjustments to be made to the net assets
securities market. Risks associated with     performance of the stocks of                 of the Fund at period end for financial
synthetic instruments may include            large-capitalization companies; the          reporting purposes, and as such, the net
counter party risk and sensitivity to        Growth subset measures the performance       asset values for shareholder
interest rate changes and market price       of Russell 1000 companies with higher        transactions and the returns based on
fluctuations. See the prospectus for         price/book ratios and higher forecasted      those net asset values may differ from
more details.                                growth values.                               the net asset values and returns
                                                                                          reported in the Financial Highlights.
   The Fund may invest up to 25% of its         The unmanaged Standard & Poor's           Additionally, the returns and net asset
assets in the securities of non-U.S.         Composite Index of 500 Stocks (the S&P       values shown throughout this report are
issuers. International investing             500--Registered Trademark-- Index) is        at the Fund level only and do not
presents certain risks not associated        an index of common stocks frequently         include variable product issuer charges.
with investing solely in the United          used as a general measure of U.S. stock      If such charges were included, the total
States. These include risks relating to      market performance.                          returns would be lower.
fluctuations in the value of the U.S.
dollar relative to the values of other          The Fund is not managed to track the         Industry classifications used in this
currencies, the custody arrangements         performance of any particular index,         report are generally according to the
made for the Fund's foreign holdings,        including the indexes defined here, and      Global Industry Classification Standard,
differences in accounting, political         consequently, the performance of the         which was developed by and is the
risks and the lesser degree of public        Fund may deviate significantly from the      exclusive property and a service mark of
information required to be provided by       performance of the indexes.                  Morgan Stanley Capital International
non-U.S. companies.                                                                       Inc. and Standard & Poor's.
                                                A direct investment cannot be made in
ABOUT INDEXES USED IN THIS REPORT            an index. Unless otherwise indicated,
                                             index results include reinvested
The unmanaged Lipper Large-Cap Growth        dividends, and they do not reflect sales
Fund Index represents an average of the      charges. Performance of an index of
performance of the 30 largest                funds reflects fund expenses;
large-capitalization                         performance of a market index does not.

AIM V.I. LARGE CAP GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                   You may use the information in this          The hypothetical account values and
                                          table, together with the amount you       expenses may not be used to estimate the
As a shareholder of the Fund, you incur   invested, to estimate the expenses that   actual ending account balance or
ongoing costs, including management       you paid over the period. Simply divide   expenses you paid for the period. You
fees; distribution and/or service fees    your account value by $1,000 (for         may use this information to compare the
(12b-1); and other Fund expenses. This    example, an $8,600 account value divided  ongoing costs of investing in the Fund
example is intended to help you           by $1,000 = 8.6), then multiply the       and other funds. To do so, compare this
understand your ongoing costs (in         result by the number in the table under   5% hypothetical example with the 5%
dollars) of investing in the Fund and to  the heading entitled "Actual Expenses     hypothetical examples that appear in the
compare these costs with ongoing costs    Paid During Period" to estimate the       shareholder reports of the other funds.
of investing in other mutual funds. The   expenses you paid on your account during
example is based on an investment of      this period.                                 Please note that the expenses shown
$1,000 invested at the beginning of the                                             in the table are meant to highlight your
period and held for the entire period     HYPOTHETICAL EXAMPLE FOR                  ongoing costs. Therefore, the
July 1, 2005, through December 31, 2005.  COMPARISON PURPOSES                       hypothetical information is useful in
                                                                                    comparing ongoing costs, and will not
   The actual and hypothetical expenses      The table below also provides          help you determine the relative total
in the examples below do not represent    information about hypothetical account    costs of owning different funds.
the effect of any fees or other expenses  values and hypothetical expenses based
assessed in connection with a variable    on the Fund's actual expense ratio and
product; if they did, the expenses shown  an assumed rate of return of 5% per year would be higher while the ending account  before expenses, which is not the Fund's
values shown would be lower.              actual return. The Fund's actual
                                          cumulative total returns at net asset
ACTUAL EXPENSES                           value after expenses for the six months
                                          ended December 31, 2005, appear in the
The table below provides information      table "Cumulative Total Returns" on Page
about actual account values and actual    5.
expenses.

====================================================================================================================================

                                                      ACTUAL                        HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING           ENDING               EXPENSES        ENDING            EXPENSES         ANNUALIZED
  SHARE           ACCOUNT VALUE      ACCOUNT VALUE         PAID DURING    ACCOUNT VALUE       PAID DURING        EXPENSE
  CLASS             (7/1/05)         (12/31/05)(1)          PERIOD(2)      (12/31/05)          PERIOD(2)          RATIO

Series I           $1,000.00           $1,084.90              $5.31         $1,020.11            $5.14             1.01%
Series II           1,000.00            1,083.40               6.62          1,018.85             6.41             1.26

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. LARGE CAP GROWTH FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Variable     o The quality of services to be provided  rate for the Fund (data on the total
Insurance Funds (the "Board") oversees    by AIM. The Board reviewed the            management fees paid by the other
the management of AIM V.I. Large Cap      credentials and experience of the         unaffiliated mutual fund was
Growth Fund (the "Fund") and, as          officers and employees of AIM who will    unavailable); (iii) was lower than the
required by law, determines annually      provide investment advisory services to   advisory fee rates for an offshore fund
whether to approve the continuance of     the Fund. In reviewing the                for which an AIM affiliate serves as
the Fund's advisory agreement with A I M  qualifications of AIM to provide          advisor with investment strategies
Advisors, Inc. ("AIM"). Based upon the    investment advisory services, the Board   comparable to those of the Fund; and
recommendation of the Investments         reviewed the qualifications of AIM's      (iv) was higher than the advisory fee
Committee of the Board, which is          investment personnel and considered such  rates for six separately managed wrap
comprised solely of independent           issues as AIM's portfolio and product     accounts managed by an AIM affiliate
trustees, at a meeting held on June 30,   review process, various back office       with investment strategies comparable to
2005, the Board, including all of the     support functions provided by AIM and     those of the Fund. The Board noted that
independent trustees, approved the        AIM's equity and fixed income trading     AIM has agreed to waive advisory fees of
continuance of the advisory agreement     operations. Based on the review of these  the Fund and to limit the Fund's total
(the "Advisory Agreement") between the    and other factors, the Board concluded    operating expenses, as discussed below.
Fund and AIM for another year, effective  that the quality of services to be        Based on this review, the Board
July 1, 2005.                             provided by AIM was appropriate and that  concluded that the advisory fee rate for
                                          AIM currently is providing satisfactory   the Fund under the Advisory Agreement
   The Board considered the factors       services in accordance with the terms of  was fair and reasonable.
discussed below in evaluating the         the Advisory Agreement.
fairness and reasonableness of the                                                  o Fees relative to those of comparable
Advisory Agreement at the meeting on      o The performance of the Fund relative    funds with other advisors. The Board
June 30, 2005 and as part of the Board's  to comparable funds. The Board reviewed   reviewed the advisory fee rate for the
ongoing oversight of the Fund. In their   the performance of the Fund during the    Fund under the Advisory Agreement. The
deliberations, the Board and the          past calendar year against the            Board compared effective contractual
independent trustees did not identify     performance of funds advised by other     advisory fee rates at a common asset
any particular factor that was            advisors with investment strategies       level and noted that the Fund's rate was
controlling, and each trustee attributed  comparable to those of the Fund. The      above the median rate of the funds
different weights to the various          Board noted that the Fund's performance   advised by other advisors with
factors.                                  was above the median performance of such  investment strategies comparable to
                                          comparable funds for the one year         those of the Fund that the Board
   One of the responsibilities of the     period. Based on this review, the Board   reviewed. The Board noted that AIM has
Senior Officer of the Fund, who is        concluded that no changes should be made  agreed to waive advisory fees of the
independent of AIM and AIM's affiliates,  to the Fund and that it was not           Fund and to limit the Fund's total
is to manage the process by which the     necessary to change the Fund's portfolio  operating expenses, as discussed below.
Fund's proposed management fees are       management team at this time.             Based on this review, the Board
negotiated to ensure that they are                                                  concluded that the advisory fee rate for
negotiated in a manner which is at arm's  o The performance of the Fund relative    the Fund under the Advisory Agreement
length and reasonable. To that end, the   to indices. The Board reviewed the        was fair and reasonable.
Senior Officer must either supervise a    performance of the Fund during the past
competitive bidding process or prepare    calendar year against the performance of  o Expense limitations and fee waivers.
an independent written evaluation. The    the Lipper Large-Cap Growth Index. The    The Board noted that AIM has
Senior Officer has recommended an         Board noted that the Fund's performance   contractually agreed to waive advisory
independent written evaluation in lieu    was above the performance of such Index   fees of the Fund through June 30, 2006
of a competitive bidding process and,     for the one year period. Based on this    to the extent necessary so that the
upon the direction of the Board, has      review, the Board concluded that no       advisory fees payable by the Fund do not
prepared such an independent written      changes should be made to the Fund and    exceed a specified maximum advisory fee
evaluation. Such written evaluation also  that it was not necessary to change the   rate, which maximum rate includes
considered certain of the factors         Fund's portfolio management team at this  breakpoints and is based on net asset
discussed below. In addition, as          time.                                     levels. The Board considered the
discussed below, the Senior Officer made                                            contractual nature of this fee waiver
certain recommendations to the Board in   o Meeting with the Fund's portfolio       and noted that it remains in effect
connection with such written evaluation.  managers and investment personnel. With   until June 30, 2006. The Board noted
                                          respect to the Fund, the Board is         that AIM has contractually agreed to
   The discussion below serves as a       meeting periodically with such Fund's     waive fees and/or limit expenses of the
summary of the Senior Officer's           portfolio managers and/or other           Fund through June 30, 2006 in an amount
independent written evaluation and        investment personnel and believes that    necessary to limit total annual
recommendations to the Board in           such individuals are competent and able   operating expenses to a specified
connection therewith, as well as a        to continue to carry out their            percentage of average daily net assets
discussion of the material factors and    responsibilities under the Advisory       for each class of the Fund. The Board
the conclusions with respect thereto      Agreement.                                considered the contractual nature of
that formed the basis for the Board's                                               this fee waiver/expense limitation and
approval of the Advisory Agreement.       o Overall performance of AIM. The Board   noted that it remains in effect until
After consideration of all of the         considered the overall performance of     June 30, 2006. The Board considered the
factors below and based on its informed   AIM in providing investment advisory and  effect these fee waivers/expense
business judgment, the Board determined   portfolio administrative services to the  limitations would have on the Fund's
that the Advisory Agreement is in the     Fund and concluded that such performance  estimated expenses and concluded that
best interests of the Fund and its        was satisfactory.                         the levels of fee waivers/expense
shareholders and that the compensation                                              limitations for the Fund were fair and
to AIM under the Advisory Agreement is    o Fees relative to those of clients of    reasonable.
fair and reasonable and would have been   AIM with comparable investment
obtained through arm's length             strategies. The Board reviewed the        o Breakpoints and economies of scale.
negotiations.                             advisory fee rate for the Fund under the  The Board reviewed the structure of the
                                          Advisory Agreement. The Board noted that  Fund's advisory fee under the Advisory
o The nature and extent of the advisory   this rate (i) was the same as the         Agreement, noting that it includes two
services to be provided by AIM. The       advisory fee rates for a mutual fund      breakpoints. The Board reviewed the
Board reviewed the services to be         advised by AIM with investment            level of the Fund's advisory fees, and
provided by AIM under the Advisory        strategies comparable to those of the     noted that such fees, as a percentage of
Agreement. Based on such review, the      Fund; (ii) was higher than the            the Fund's net assets, would decrease as
Board concluded that the range of         sub-advisory fee rates for two            net assets increase because the Advisory
services to be provided by AIM under the  unaffiliated mutual funds for which an    Agreement includes breakpoints. The
Advisory Agreement was appropriate and    AIM affiliate serves as sub-advisor,      Board noted that, due to the Fund's
that AIM currently is providing services  although the total management fees paid   current asset levels and the way in
in accordance with the terms of the       by one of these unaffiliated mutual       which the advisory fee breakpoints have
Advisory Agreement.                       funds were higher than the advisory fee   been structured, the



                                                                     (continued)

AIM V.I. LARGE CAP GROWTH FUND



Fund has yet to benefit from the          o Profitability of AIM and its            o Other factors and current trends. In
breakpoints. The Board noted that AIM     affiliates. The Board reviewed            determining whether to continue the
has contractually agreed to waive         information concerning the profitability  Advisory Agreement for the Fund, the
advisory fees of the Fund through June    of AIM's (and its affiliates')            Board considered the fact that AIM,
30, 2006 to the extent necessary so that  investment advisory and other activities  along with others in the mutual fund
the advisory fees payable by the Fund do  and its financial condition. The Board    industry, is subject to regulatory
not exceed a specified maximum advisory   considered the overall profitability of   inquiries and litigation related to a
fee rate, which maximum rate includes     AIM, as well as the profitability of AIM  wide range of issues. The Board also
breakpoints and is based on net asset     in connection with managing the Fund.     considered the governance and compliance
levels. The Board concluded that the      The Board noted that AIM's operations     reforms being undertaken by AIM and its
Fund's fee levels under the Advisory      remain profitable, although increased     affiliates, including maintaining an
Agreement therefore would reflect         expenses in recent years have reduced     internal controls committee and
economies of scale at higher asset        AIM's profitability. Based on the review  retaining an independent compliance
levels and that it was not necessary to   of the profitability of AIM's and its     consultant, and the fact that AIM has
change the advisory fee breakpoints in    affiliates' investment advisory and       undertaken to cause the Fund to operate
the Fund's advisory fee schedule.         other activities and its financial        in accordance with certain governance
                                          condition, the Board concluded that the   policies and practices. The Board
o Investments in affiliated money market  compensation to be paid by the Fund to    concluded that these actions indicated a
funds. The Board also took into account   AIM under its Advisory Agreement was not  good faith effort on the part of AIM to
the fact that uninvested cash and cash    excessive.                                adhere to the highest ethical standards,
collateral from securities lending                                                  and determined that the current
arrangements (collectively, "cash         o Benefits of soft dollars to AIM. The    regulatory and litigation environment to
balances") of the Fund may be invested    Board considered the benefits realized    which AIM is subject should not prevent
in money market funds advised by AIM      by AIM as a result of brokerage           the Board from continuing the Advisory
pursuant to the terms of an SEC           transactions executed through "soft       Agreement for the Fund.
exemptive order. The Board found that     dollar" arrangements. Under these
the Fund may realize certain benefits     arrangements, brokerage commissions paid
upon investing cash balances in AIM       by the Fund and/or other funds advised
advised money market funds, including a   by AIM are used to pay for research and
higher net return, increased liquidity,   execution services. This research is
increased diversification or decreased    used by AIM in making investment
transaction costs. The Board also found   decisions for the Fund. The Board
that the Fund will not receive reduced    concluded that such arrangements were
services if it invests its cash balances  appropriate.
in such money market funds. The Board
noted that, to the extent the Fund        o AIM's financial soundness in light of
invests in affiliated money market        the Fund's needs. The Board considered
funds, AIM has voluntarily agreed to      whether AIM is financially sound and has
waive a portion of the advisory fees it   the resources necessary to perform its
receives from the Fund attributable to    obligations under the Advisory
such investment. The Board further        Agreement, and concluded that AIM has
determined that the proposed securities   the financial resources necessary to
lending program and related procedures    fulfill its obligations under the
with respect to the lending Fund is in    Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders. The      o Historical relationship between the
Board therefore concluded that the        Fund and AIM. In determining whether to
investment of cash collateral received    continue the Advisory Agreement for the
in connection with the securities         Fund, the Board also considered the
lending program in the money market       prior relationship between AIM and the
funds according to the procedures is in   Fund, as well as the Board's knowledge
the best interests of the lending Fund    of AIM's operations, and concluded that
and its respective shareholders.          it was beneficial to maintain the
                                          current relationship, in part, because
o Independent written evaluation and      of such knowledge. The Board also
recommendations of the Fund's Senior      reviewed the general nature of the
Officer. The Board noted that, upon       non-investment advisory services
their direction, the Senior Officer of    currently performed by AIM and its
the Fund, who is independent of AIM and   affiliates, such as administrative,
AIM's affiliates, had prepared an         transfer agency and distribution
independent written evaluation in order   services, and the fees received by AIM
to assist the Board in determining the    and its affiliates for performing such
reasonableness of the proposed            services. In addition to reviewing such
management fees of the AIM Funds,         services, the trustees also considered
including the Fund. The Board noted that  the organizational structure employed by
the Senior Officer's written evaluation   AIM and its affiliates to provide those
had been relied upon by the Board in      services. Based on the review of these
this regard in lieu of a competitive      and other factors, the Board concluded
bidding process. In determining whether   that AIM and its affiliates were
to continue the Advisory Agreement for    qualified to continue to provide
the Fund, the Board considered the        non-investment advisory services to the
Senior Officer's written evaluation and   Fund, including administrative, transfer
the recommendation made by the Senior     agency and distribution services, and
Officer to the Board that the Board       that AIM and its affiliates currently
consider implementing a process to        are providing satisfactory
assist them in more closely monitoring    non-investment advisory services.
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                               SHARES     VALUE
------------------------------------------------------------------
DOMESTIC COMMON STOCKS-86.06%

AEROSPACE & DEFENSE-6.58%

Boeing Co. (The)                               1,090    $   76,562
------------------------------------------------------------------
General Dynamics Corp.                           460        52,463
------------------------------------------------------------------
Lockheed Martin Corp.                          1,520        96,718
------------------------------------------------------------------
Precision Castparts Corp.                      1,230        63,726
------------------------------------------------------------------
Rockwell Collins, Inc.                           830        38,570
==================================================================
                                                           328,039
==================================================================

APPLICATION SOFTWARE-2.11%

Autodesk, Inc.                                 1,570        67,431
------------------------------------------------------------------
Intuit Inc.(a)                                   710        37,843
==================================================================
                                                           105,274
==================================================================

BIOTECHNOLOGY-5.79%

Amgen Inc.(a)                                  1,650       130,119
------------------------------------------------------------------
Genentech, Inc.(a)                               600        55,500
------------------------------------------------------------------
Genzyme Corp.(a)                                 510        36,098
------------------------------------------------------------------
Gilead Sciences, Inc.(a)                       1,280        67,366
==================================================================
                                                           289,083
==================================================================

COMMUNICATIONS EQUIPMENT-5.08%

Cisco Systems, Inc.(a)                         2,900        49,648
------------------------------------------------------------------
Harris Corp.                                   1,200        51,612
------------------------------------------------------------------
Motorola, Inc.                                 6,730       152,031
==================================================================
                                                           253,291
==================================================================

COMPUTER HARDWARE-5.64%

Apple Computer, Inc.(a)                        2,350       168,941
------------------------------------------------------------------
Dell Inc.(a)                                   1,270        38,087
------------------------------------------------------------------
Hewlett-Packard Co.                            2,600        74,438
==================================================================
                                                           281,466
==================================================================

CONSUMER FINANCE-1.05%

SLM Corp.                                        950        52,335
==================================================================

DEPARTMENT STORES-2.81%

J.C. Penney Co., Inc.                            730        40,588
------------------------------------------------------------------
Nordstrom, Inc.                                2,660        99,484
==================================================================
                                                           140,072
==================================================================

DIVERSIFIED METALS & MINING-1.73%

Phelps Dodge Corp.                               600        86,322
==================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.78%

Agilent Technologies, Inc.(a)                  1,170        38,949
==================================================================

HEALTH CARE DISTRIBUTORS-1.59%

AmerisourceBergen Corp.                          960        39,744
------------------------------------------------------------------
McKesson Corp.                                   770        39,724
==================================================================
                                                            79,468
==================================================================

                                               SHARES     VALUE
------------------------------------------------------------------


HEALTH CARE EQUIPMENT-0.96%

Baxter International Inc.                      1,270    $   47,816
==================================================================

HEALTH CARE SERVICES-2.57%

Caremark Rx, Inc.(a)                           1,290        66,809
------------------------------------------------------------------
Express Scripts, Inc.(a)                         730        61,174
==================================================================
                                                           127,983
==================================================================

HOME IMPROVEMENT RETAIL-0.75%

Home Depot, Inc. (The)                           920        37,242
==================================================================

HOUSEHOLD PRODUCTS-1.43%

Procter & Gamble Co. (The)                     1,235        71,482
==================================================================

INTEGRATED OIL & GAS-1.50%

ConocoPhillips                                 1,290        75,052
==================================================================

INTERNET SOFTWARE & SERVICES-2.20%

Google Inc.-Class A(a)                           264       109,523
==================================================================

INVESTMENT BANKING & BROKERAGE-5.65%

Bear Stearns Cos. Inc. (The)                     360        41,591
------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  715        91,313
------------------------------------------------------------------
Lehman Brothers Holdings Inc.                    890       114,071
------------------------------------------------------------------
Schwab (Charles) Corp. (The)                   2,370        34,768
==================================================================
                                                           281,743
==================================================================

LIFE & HEALTH INSURANCE-2.88%

MetLife, Inc.                                  1,120        54,880
------------------------------------------------------------------
Prudential Financial, Inc.                     1,210        88,560
==================================================================
                                                           143,440
==================================================================

MANAGED HEALTH CARE-9.88%

Aetna Inc.                                     1,482       139,767
------------------------------------------------------------------
CIGNA Corp.                                      650        72,605
------------------------------------------------------------------
Health Net, Inc.(a)                              800        41,240
------------------------------------------------------------------
UnitedHealth Group Inc.                        3,180       197,605
------------------------------------------------------------------
WellPoint, Inc.(a)                               520        41,491
==================================================================
                                                           492,708
==================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.38%

Apache Corp.                                     600        41,112
------------------------------------------------------------------
Devon Energy Corp.                             1,240        77,550
==================================================================
                                                           118,662
==================================================================

OIL & GAS REFINING & MARKETING-2.20%

Valero Energy Corp.                            2,130       109,908
==================================================================

                         AIM V.I. LARGE CAP GROWTH FUND


                                               SHARES     VALUE
------------------------------------------------------------------

PHARMACEUTICALS-3.78%

Allergan, Inc.                                   540    $   58,298
------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                     690        42,980
------------------------------------------------------------------
Johnson & Johnson                              1,450        87,145
==================================================================
                                                           188,423
==================================================================

PROPERTY & CASUALTY INSURANCE-1.86%

Allstate Corp. (The)                             960        51,907
------------------------------------------------------------------
Chubb Corp. (The)                                420        41,013
==================================================================
                                                            92,920
==================================================================

RAILROADS-2.44%

Burlington Northern Santa Fe Corp.             1,720       121,810
==================================================================

RESTAURANTS-2.21%

Darden Restaurants, Inc.                       1,210        47,045
------------------------------------------------------------------
YUM! Brands, Inc.                              1,350        63,288
==================================================================
                                                           110,333
==================================================================

SEMICONDUCTORS-6.96%

Broadcom Corp.-Class A(a)                      1,130        53,280
------------------------------------------------------------------
Freescale Semiconductor Inc.-Class A(a)        1,540        38,793
------------------------------------------------------------------
Intel Corp.                                    1,540        38,438
------------------------------------------------------------------
National Semiconductor Corp.                   3,290        85,474
------------------------------------------------------------------
NVIDIA Corp.(a)                                1,000        36,560
------------------------------------------------------------------
Texas Instruments Inc.                         2,950        94,607
==================================================================
                                                           347,152
==================================================================

SOFT DRINKS-1.11%

PepsiCo, Inc.                                    940        55,535
==================================================================

SPECIALIZED FINANCE-0.80%

CIT Group Inc.                                   770        39,871
==================================================================

SYSTEMS SOFTWARE-1.34%

Microsoft Corp.                                2,560        66,944
==================================================================
    Total Domestic Common Stocks (Cost
      $3,869,346)                                        4,292,846
==================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-14.85%

BRAZIL-1.12%

Unibanco-Uniao de Bancos Brasileiros S.A.-ADR
  (Diversified Banks)                            880        55,941
==================================================================

                                               SHARES     VALUE
------------------------------------------------------------------


FINLAND-0.77%

Nokia Oyj-ADR (Communications Equipment)       2,100    $   38,430
==================================================================

JAPAN-2.51%

Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)                             4,000        66,968
------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(b)                    3,000        58,075
==================================================================
                                                           125,043
==================================================================

MEXICO-1.85%

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)        1,830        53,546
------------------------------------------------------------------
Grupo Televisa, S.A.-ADR (Broadcasting &
  Cable TV)                                      480        38,640
==================================================================
                                                            92,186
==================================================================

SINGAPORE-1.36%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                          1,210        67,869
==================================================================

SOUTH KOREA-0.93%

Kookmin Bank (Diversified Banks)(a)(b)           620        46,372
==================================================================

SWITZERLAND-5.55%

ABB Ltd. (Heavy Electrical Equipment)(a)(b)    5,800        56,344
------------------------------------------------------------------
Alcon, Inc. (Health Care Supplies)             1,040       134,784
------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)              920        48,282
------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)             250        37,538
==================================================================
                                                           276,948
==================================================================

UNITED KINGDOM-0.76%

AstraZeneca PLC-ADR (Pharmaceuticals)            780        37,908
==================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $661,970)                            740,697
==================================================================
TOTAL INVESTMENTS-100.91% (Cost $4,531,316)              5,033,543
==================================================================
OTHER ASSETS LESS LIABILITIES-(0.91%)                      (45,496)
==================================================================
NET ASSETS-100.00%                                      $4,988,047
__________________________________________________________________
==================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $227,759, which represented 4.57% of the Fund's Net Assets. See Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $4,531,316)           $5,033,543
------------------------------------------------------------
Cash                                                  66,390
------------------------------------------------------------
Receivables for:
  Investments sold                                   125,840
------------------------------------------------------------
  Dividends                                            3,542
------------------------------------------------------------
  Fund expenses absorbed                               7,723
------------------------------------------------------------
Investment for trustee deferred compensation and
  retirement plans                                     4,966
============================================================
    Total assets                                   5,242,004
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              167,378
------------------------------------------------------------
  Fund shares reacquired                              55,601
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              4,965
------------------------------------------------------------
Accrued administrative services fees                   1,496
------------------------------------------------------------
Accrued distribution fees -- Series II                   505
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                99
------------------------------------------------------------
Accrued transfer agent fees                               95
------------------------------------------------------------
Accrued operating expenses                            23,818
============================================================
    Total liabilities                                253,957
============================================================
Net assets applicable to shares outstanding       $4,988,047
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                     $4,533,529
------------------------------------------------------------
Undistributed net investment income (loss)            (4,582)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies       (43,250)
------------------------------------------------------------
Unrealized appreciation of investment securities
  and foreign currencies                             502,350
============================================================
                                                  $4,988,047
____________________________________________________________
============================================================

NET ASSETS:

Series I                                          $4,351,610
____________________________________________________________
============================================================
Series II                                         $  636,437
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                             342,285
____________________________________________________________
============================================================
Series II                                             50,238
____________________________________________________________
============================================================
Series I:
  Net asset value per share                       $    12.71
____________________________________________________________
============================================================
Series II:
  Net asset value per share                       $    12.67
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $135)                                            $  22,203
------------------------------------------------------------
Interest                                               2,187
============================================================
    Total investment income                           24,390
============================================================

EXPENSES:

Advisory fees                                         17,816
------------------------------------------------------------
Administrative services fees                          51,916
------------------------------------------------------------
Custodian fees                                        26,618
------------------------------------------------------------
Distribution fees -- Series II                         1,486
------------------------------------------------------------
Transfer agent fees                                      635
------------------------------------------------------------
Trustees' and officer's fees and benefits             14,997
------------------------------------------------------------
Reports to shareholders                               21,344
------------------------------------------------------------
Professional services fees                            36,595
------------------------------------------------------------
Other                                                  3,544
============================================================
    Total expenses                                   174,951
============================================================
Less: Fees waived, expenses reimbursed and
  expense offset arrangement                        (147,803)
============================================================
    Net expenses                                      27,148
============================================================
Net investment income (loss)                          (2,758)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                              (43,327)
------------------------------------------------------------
  Foreign currencies                                      46
============================================================
                                                     (43,281)
============================================================
Change in net unrealized appreciation of:
  Investment securities                              316,046
------------------------------------------------------------
  Foreign currencies                                     123
============================================================
                                                     316,169
============================================================
Net gain from investment securities and foreign
  currencies                                         272,888
============================================================
Net increase in net assets resulting from
  operations                                       $ 270,130
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                 2005          2004
--------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,758)   $   (4,699)
--------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (43,281)       23,921
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            316,169        79,217
======================================================================================
    Net increase in net assets resulting from operations         270,130        98,439
======================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                        (5,480)       (1,457)
--------------------------------------------------------------------------------------
  Series II                                                         (828)       (1,457)
======================================================================================
    Decrease in net assets resulting from distributions           (6,308)       (2,914)
======================================================================================
Share transactions-net:
  Series I                                                     3,533,583         1,457
--------------------------------------------------------------------------------------
  Series II                                                          828         1,457
======================================================================================
    Net increase in net assets resulting from share
     transactions                                              3,534,411         2,914
======================================================================================
    Net increase in net assets                                 3,798,233        98,439
======================================================================================

NET ASSETS:

  Beginning of year                                            1,189,814     1,091,375
======================================================================================
  End of year (including undistributed net investment income
    (loss) of $(4,582) and $(3,700), respectively)            $4,988,047    $1,189,814
______________________________________________________________________________________
======================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                         AIM V.I. LARGE CAP GROWTH FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.75%
--------------------------------------------------------------------
Next $1 billion                                               0.70%
--------------------------------------------------------------------
Over $2 billion                                               0.625%
 ___________________________________________________________________
====================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $17,816 and reimbursed expenses of $128,814.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $1,916 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $635.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $1,200 after ADI waived Plan fees of $286.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

    The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $887.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $3,918 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                               2005      2004
------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $  459    $1,312
------------------------------------------------------------------------------
Long-term capital gain                                         5,849     1,602
==============================================================================
Total distributions                                           $6,308    $2,914
______________________________________________________________________________
==============================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          $  482,274
--------------------------------------------------------------------------
Temporary book/tax differences                                      (4,582)
--------------------------------------------------------------------------
Capital loss carryforward                                          (10,284)
--------------------------------------------------------------------------
Post-October capital loss deferral                                 (12,890)
--------------------------------------------------------------------------
Shares of beneficial interest                                    4,533,529
==========================================================================
Total net assets                                                $4,988,047
__________________________________________________________________________
==========================================================================

                         AIM V.I. LARGE CAP GROWTH FUND

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $123.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2013                                                  $10,284
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $5,964,348 and $2,376,653, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $512,322
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (30,171)
==============================================================================
Net unrealized appreciation of investment securities                $482,151
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $4,551,392.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2005, undistributed net investment income (loss) was increased by $1,876, undistributed net realized gain (loss) was increased by $204 and shares of beneficial interest decreased by $2,080. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION


                                     CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                     2005(a)                 2004
                                                              ---------------------    ----------------
                                                              SHARES       AMOUNT      SHARES    AMOUNT
-------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                    330,217    $3,990,691      --      $   --
=======================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       423          5,480     124       1,457
-------------------------------------------------------------------------------------------------------
  Series II                                                       64            828     124       1,457
=======================================================================================================
Reacquired:
  Series I                                                    (38,554)     (462,588)     --          --
=======================================================================================================
                                                              292,150    $3,534,411     248      $2,914
_______________________________________________________________________________________________________
=======================================================================================================

(a) Purchased for the purpose of initial capitalization of the Fund, AIM owns 25% of the outstanding shares of the Fund. In addition, there are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 75% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities, whereby these entities sell units of interest in separate accounts funding variable products that are invested in the fund. The fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all of any portion of the shares owned of record by these shareholders are also owned beneficially.

                         AIM V.I. LARGE CAP GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               SERIES I
                                                              ------------------------------------------
                                                                                        AUGUST 29, 2003
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                 DECEMBER 31,            COMMENCED) TO
                                                              -------------------         DECEMBER 31,
                                                               2005         2004              2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.86       $10.90            $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.01)(a)    (0.04)(b)         (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.88         1.03              0.95
========================================================================================================
    Total from investment operations                            0.87         0.99              0.92
========================================================================================================
Less distributions:
  Dividends from net investment income                            --           --             (0.02)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.02)       (0.03)               --
========================================================================================================
    Total distributions                                        (0.02)       (0.03)            (0.02)
========================================================================================================
Net asset value, end of period                                $12.71       $11.86            $10.90
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 7.30%        9.08%             9.16%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,352       $  596            $  546
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.13%(d)     1.33%             1.33%(e)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             7.30%(d)     9.88%            14.54%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets    (0.06)%(d)   (0.35)%(b)        (0.73)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                        99%         104%               37%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend were $(0.06) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,781,203.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                         AIM V.I. LARGE CAP GROWTH FUND

                                                                              SERIES II
                                                              ------------------------------------------
                                                                                        AUGUST 29, 2003
                                                                  YEAR ENDED            (DATE OPERATIONS
                                                                 DECEMBER 31,            COMMENCED) TO
                                                              -------------------         DECEMBER 31,
                                                               2005         2004              2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.84       $10.90            $10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)(a)    (0.06)(b)         (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        0.88         1.03              0.94
========================================================================================================
    Total from investment operations                            0.85         0.97              0.91
========================================================================================================
Less distributions:
  Dividends from net investment income                            --           --             (0.01)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.02)       (0.03)               --
========================================================================================================
    Total distributions                                        (0.02)       (0.03)            (0.01)
========================================================================================================
Net asset value, end of period                                $12.67       $11.84            $10.90
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                 7.15%        8.89%             9.11%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $  636       $  594            $  546
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.33%(d)     1.48%             1.48%(e)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             7.55%(d)    10.13%            14.79%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets    (0.26)%(d)   (0.50)%(b)        (0.88)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                        99%         104%               37%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend were $(0.08) and (0.66)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $594,229.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005 a Plan of Reorganization pursuant to which the Fund would acquire all of the assets of AIM V.I. Blue Chip Fund ("Selling Fund"), a series of the Trust ("the Reorganization"). Upon closing of the Reorganization, shareholders of Selling Fund will receive a corresponding class of shares of the Fund in exchange for their shares of Selling Fund and Selling Fund will cease operations.

  The Plan of Reorganization requires approval of Selling Fund shareholders. The Selling Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of Selling Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil

                         AIM V.I. LARGE CAP GROWTH FUND
penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under

                         AIM V.I. LARGE CAP GROWTH FUND

Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                         AIM V.I. LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Large Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Large Cap Growth Fund, (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                         AIM V.I. LARGE CAP GROWTH FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

The fund distributed long-term capital gains of $5,849 for the Fund's tax year ended December 31, 2005.

                         AIM V.I. LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. LARGE CAP GROWTH FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                         AIM V.I. LARGE CAP GROWTH FUND

                                                           AIM V.I. LEISURE FUND
                               Annual Report to Shareholders o December 31, 2005


                                     AIM V.I. LEISURE FUND seeks capital growth.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.

================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C . 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. LEISURE FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                ment horizon, resulting in relatively
                                                                                           low portfolio turnover. We manage risk
=======================================================================================    by diversifying the Fund's holdings
                                                                                           across leisure-related industries that
PERFORMANCE SUMMARY                                                                        include cable TV, satellite programming,
                                             ==========================================    publishing, cruise lines, advertising
The year ended December 31, 2005, was a      FUND VS. INDEXES                              agencies, hotels, casinos, electronic
difficult one for consumer discretionary                                                   games and toys, and entertainment
stocks--the type of stocks in which AIM      TOTAL RETURNS, 12/31/04-12/31/05,             companies.
V.I. Leisure Fund invests the bulk of        EXCLUDING - VARIABLE PRODUCT ISSUER
its assets. For the year, your Fund          CHARGES. IF VARIABLE PRODUCT ISSUER              We consider selling or trimming a
lagged its broad market and                  CHARGES WERE INCLUDED, RETURNS WOULD BE       stock when:
style-specific index. While producing        LOWER.
negative returns, the Fund held up                                                         o there is a change in the company's
better than the consumer discretionary       Series I Shares                     -1.19%    fundamental business prospects
sector of the S&P 500 Index, which
returned -6.36%. The Fund underperformed     Series II Shares                    -1.37     o a stock reaches our target price
the S&P 500 Index for the year because
the consumer discretionary sector was        Standard & Poor's Composite Index             MARKET CONDITIONS AND YOUR FUND
the weakest performing sector of the         of 500 Stocks (S&P 500 Index)
market. Also, your Fund had no exposure      (Broad Market Index /                         Despite widespread concern about the
to the energy and utilities                  Style-specific Index)               4.91      potential impact of rising short-term
                                                                                           interest rates and historically high
                                             SOURCE: LIPPER, INC.                          energy prices, the U.S. economy showed
                                                                                           signs of strength for the year. Economic
                                             ========================================      activity expanded, inflation remained
                                             sectors, both of which produced               contained and corporate profits
                                             double-digit returns and led the market.      generally long-term rose. Late in the
                                                                                           year, some worried that higher energy
                                                Your Fund's long-term performance          prices and rising interest rates might
                                             appears on Pages 4 and 5.                     crimp consumer spending, which accounts
                                                                                           for approximately two-thirds of the U.S.
======================================================================================     economy. Initial data suggested that
HOW WE INVEST                                management teams to detail their three-       retail sales during the holiday season
                                             to five-year strategic plan and their         were solid.
We focus on companies that profit from       corresponding financial goals. We then
consumer spending on leisure activities      evaluate whether the company has the             Rising oil and natural gas prices
(products and/or services purchased with     right management in place, appropriate        hurt the profits of many consumer
consumers' discretionary dollars) that       competitive position and adequate             discretionary companies. Though some
are growing their market share, cash         resources to realize their vision.            companies' revenues and earnings were
flow and earnings at rates greater than                                                    hurt as consumers cut back spending, the
the broad market.                            o Valuation analysis involves building        sector's performance was affected as
                                             financial models for each company in an       much by investors' fear of the
   We perform both fundamental and           effort to estimate its fair valuation         possibility of faltering consumer
valuation analysis:                          over the next two to three years based        spending as by the reality of such a
                                             primarily on our expectations for free        downturn.
o Fundamental research includes              cash flow growth.
interviews with company managements,
buyers, customers and competitors. We           Just as we look for managements with
ask company                                  long-term visions, we maintain a
                                             long-term invest-

========================================     ========================================     ========================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Hotels,Resorts & Cruise Lines  16.9%      1. Harrah's Entertainment, Inc.      6.6%

Consumer Discretionary             77.5%      2. Broadcasting & Cable TV        14.7       2. Omnicom Group Inc.                6.2

Consumer Staples                    7.8       3. Casinos & Gaming               10.1       3. News Corp.-Class A                3.7

Financials                          4.8       4. Movies & Entertainment          9.1       4. Carnival Corp.                    3.4

Information Technology              2.4       5. Advertising                     9.1       5. Groupe Bruxelles Lambert S.A.
                                                                                              (Belgium)                         3.4
Industrials                         1.8       6. Multi-Sector Holdings           4.7
                                                                                           6. Starwood Hotels & Resorts
Exchange-Traded Funds               3.7       7. Apparel,Accessories & Luxury    4.6          Worldwide,Inc.                    3.2
                                                 Goods
Money Market Funds                                                                         7. Polo Ralph Lauren Corp.           3.0
Plus Other Assets Less Liabilities  2.0       8. Brewers                         3.7
                                                                                           8. Liberty Media Corp.-Class A       2.6
                                              9. Publishing                      3.6
                                                                                           9. Time Warner Inc.                  2.3
                                             10. Restaurants                     2.4
                                                                                          10. Hilton Hotels Corp.               2.3
                                             TOTAL NET ASSETS          $54.2 MILLION
                                             TOTAL NUMBER OF HOLDINGS*            81



The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================


AIM V.I. LEISURE FUND

   Although consumer discretionary              In addition to adding News Corp. to                            MARK D. GREENBERG,
stocks struggled during the year, there      the Fund, we also:                                                Chartered Financial
were a number of bright spots for the                                                           [GREENBERG     Analyst, senior
Fund. POLO RALPH LAUREN was a standout       o Purchased shares of PETSMART. We                   PHOTO]       portfolio manager,
performer due to a product line that was     considered the stock to be attractively                           is portfolio manager
extremely well received by consumers.        valued, and we noted that consumers                               of AIM V.I. Leisure
The company's higher-end consumers can       spent an estimated $34 billion on their                           Fund. Mr. Greenberg
better withstand higher energy prices        pets in 2004.                                 began his career in 1980, and media and
than their less affluent counterparts,                                                     entertainment stocks became his focus
and the company raised its earnings          o Initiated a relatively small                in 1983. He joined the Fund's advisor in
guidance.                                    position in MCDONALD'S as we saw              1996. Mr. Greenberg attended City
                                             evidence that that the company's new          University in London, England, and
   British wine and spirits company          advertising was boosting sales.               received his B.S.B.A. in economics with
ALLIED DOMECQ agreed in April to be                                                        a specialization in finance from
taken over by French rival PERNOD RICARD     o Added to our existing holdings in           Marquette University.
at a substantial premium. After the          INTERCONTINENTAL HOTELS, the world's
acquisition was announced, but before it     largest hotel group that includes the
was completed in July, we sold the           Holiday Inn--REGISTERED TRADEMARK--,         Assisted by Leisure Team
Fund's Allied Domecq holdings and            Intercontinental--REGISTERED
subsequently bought shares in Pernod         TRADEMARK--, Crowne Plaza--REGISTERED
Ricard.                                      TRADEMARK-- and Candlewood Suites
                                             --REGISTERED TRADEMARK-- brand names.
   Internet fine jewelry and diamond         The company has been selling some
retailer BLUE NILE was another holding       underperforming assets and aggressively
that did well for the Fund. The company      returning the proceeds to shareholders.
dominates its market by offering quality
products at attractive prices and is         IN CLOSING
noted for its superior customer service.
Blue Nile benefits from lower overhead       In good years and bad, we've reminded
than traditional jewelry chains. For         investors that sectors go in and out of
example, it doesn't order diamonds from      favor--and we've explained that there
its suppliers until it makes a sale.         will be years in which the Fund will
                                             outperform the broad market, and years
   Stocks that hindered Fund performance     in which it will lag the broad market.
included WYNN RESORTS and broadcasting       Regrettably, 2005 was a year in which
giant NEWS CORP.                             the Fund underperformed the broad market
                                             due to pervasive weakness in the
   We reduced, and eventually                consumer discretionary sector. While no
eliminated, our holdings in Wynn during      one can predict the future, we take
2005, but the stock still affected your      comfort in the fact that over four
Fund's performance negatively. Following     decades, spending on leisure-related
the opening of the company's $2.7            activities grew faster than the overall
billion Las Vegas hotel and casino,          market. That is why we maintain a
investors began to worry that Macau,         long-term investment perspective, and
where Wynn has been granted a concession     why we urge you to do the same. As
to build a hotel and casino, might           always, we thank you for your continuing
become overdeveloped. Those concerns         investment in AIM V.I. Leisure Fund.
caused the stock to decline for much of
the year.                                    THE VIEWS AND OPINIONS EXPRESSED IN
                                             MANAGEMENT'S DISCUSSION OF FUND
     As a group, broadcasting stocks         PERFORMANCE ARE THOSE OF A I M ADVISORS,
struggled for much of the year as            INC. THESE VIEWS AND OPINIONS ARE
investors worried that broadcast             SUBJECT TO CHANGE AT ANY TIME BASED ON
advertising revenues might weaken, given     FACTORS SUCH AS MARKET AND ECONOMIC
economic uncertainty and a shift from        CONDITIONS. THESE VIEWS AND OPINIONS MAY
traditional advertising to online            NOT BE RELIED UPON AS INVESTMENT ADVICE
advertising. We added to our existing        OR RECOMMENDATIONS, OR AS AN OFFER FOR A
News Corp. holdings during the year          PARTICULAR SECURITY. THE INFORMATION IS
because we considered it attractively        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
valued. While its stock price was hurt       OF ANY MARKET, COUNTRY, INDUSTRY,
by these concerns, we considered the         SECURITY OR THE FUND. STATEMENTS OF FACT
company poised to do well going forward.     ARE FROM SOURCES CONSIDERED RELIABLE,
                                             BUT A I M ADVISORS, INC. MAKES NO                       [RIGHT ARROW GRAPHIC]
                                             REPRESENTATION OR WARRANTY AS TO THEIR
                                             COMPLETENESS OR ACCURACY. ALTHOUGH            FOR A DISCUSSION OF THE RISKS OF
                                             HISTORICAL PERFORMANCE IS NO GUARANTEE        INVESTING IN YOUR FUND, INDEXES USED IN
                                             OF FUTURE RESULTS, THESE INSIGHTS MAY         THIS REPORT AND YOUR FUND'S LONG-TERM
                                             HELP YOU UNDERSTAND OUR INVESTMENT            PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                             MANAGEMENT PHILOSOPHY.                        5.

AIM V.I. LEISURE FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund and index data from 4/30/02

===================================================================
                 [MOUNTAIN CHART]

               AIM V.I. LEISURE FUND-   S&P 500
DATE             SERIES I SHARES         INDEX
   4/30/02            $10000            $10000
      5/02             10030              9927
      6/02              9010              9220
      7/02              8400              8501
      8/02              8610              8557
      9/02              8110              7628
     10/02              8320              8299
     11/02              8950              8786
     12/02              8520              8271
      1/03              8320              8054
      2/03              8039              7933
      3/03              8260              8010
      4/03              8959              8670
      5/03              9479              9126
      6/03              9509              9242
      7/03              9649              9406
      8/03              9969              9589
      9/03              9699              9487
     10/03             10229             10023
     11/03             10478             10112
     12/03             10958             10641
      1/04             11068             10837
      2/04             11278             10987
      3/04             11258             10822
      4/04             11088             10652
      5/04             11098             10798
      6/04             11118             11008
      7/04             10477             10643
      8/04             10418             10686
      9/04             10888             10802
     10/04             11268             10967
     11/04             11838             11411
     12/04             12426             11799
      1/05             12054             11511
      2/05             12245             11753
      3/05             12104             11545
      4/05             11662             11326
      5/05             11983             11686
      6/05             12164             11703
      7/05             12424             12138
      8/05             12203             12028
      9/05             12053             12125
     10/05             11582             11923
     11/05             12053             12373
     12/05            $12281            $12378
===================================================================
                                               SOURCE: LIPPER, INC.


Past performance cannot guarantee comparable future results.

AIM V.I. LEISURE FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 SHARES IS APRIL 30, 2002. SERIES I AND       DIRECTLY. PERFORMANCE FIGURES GIVEN
                                             SERIES II SHARES INVEST IN THE SAME          REPRESENT THE FUND AND ARE NOT INTENDED
As of 12/31/05                               PORTFOLIO OF SECURITIES AND WILL HAVE        TO REFLECT ACTUAL VARIABLE PRODUCT
                                             SUBSTANTIALLY SIMILAR PERFORMANCE,           VALUES. THEY DO NOT REFLECT SALES
SERIES I SHARES                              EXCEPT TO THE EXTENT THAT EXPENSES BORNE     CHARGES, EXPENSES AND FEES ASSESSED IN
Inception (4/30/02)                   5.76%  BY EACH CLASS DIFFER.                        CONNECTION WITH A VARIABLE PRODUCT.
  1 Year                             -1.19                                                SALES CHARGES, EXPENSES AND FEES, WHICH
                                                THE PERFORMANCE DATA QUOTED REPRESENT     ARE DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE        ISSUERS, WILL VARY AND WILL LOWER THE
Inception                             5.54%  COMPARABLE FUTURE RESULTS; CURRENT           TOTAL RETURN.
  1 Year                             -1.37   PERFORMANCE MAY BE LOWER OR HIGHER.
                                             PLEASE CONTACT YOUR VARIABLE PRODUCT            PER NASD REQUIREMENTS, THE MOST
==========================================   ISSUER OR FINANCIAL ADVISOR FOR THE MOST     RECENT MONTH-END PERFORMANCE DATA AT THE
                                             RECENT MONTH-END VARIABLE PRODUCT            FUND LEVEL, EXCLUDING VARIABLE PRODUCT
CUMULATIVE TOTAL RETURNS                     PERFORMANCE. PERFORMANCE FIGURES REFLECT     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
                                             FUND EXPENSES, REINVESTED DISTRIBUTIONS      INFORMATION LINE, 866-702-4402. AS
Six months ended 12/31/05                    AND CHANGES IN NET ASSET VALUE.              MENTIONED ABOVE, FOR THE MOST RECENT
Series I Shares                       0.93%  INVESTMENT RETURN AND PRINCIPAL VALUE        MONTH-END PERFORMANCE INCLUDING VARIABLE
Series II Shares                      0.83   WILL FLUCTUATE SO THAT YOU MAY HAVE A        PRODUCT CHARGES, PLEASE CONTACT YOUR
                                             GAIN OR LOSS WHEN YOU SELL SHARES.           VARIABLE PRODUCT ISSUER OR FINANCIAL
==========================================                                                ADVISOR.
                                                AIM V.I. LEISURE FUND, A SERIES
   RETURNS SINCE APRIL 30, 2004, THE         PORTFOLIO OF AIM VARIABLE INSURANCE             HAD THE ADVISOR NOT WAIVED FEES
INCEPTION DATE OF SERIES II SHARES, ARE      FUNDS, IS CURRENTLY OFFERED THROUGH          AND/OR REIMBURSED EXPENSES, PERFORMANCE
HISTORICAL. ALL OTHER RETURNS ARE THE        INSURANCE COMPANIES ISSUING VARIABLE         WOULD HAVE BEEN LOWER.
BLENDED RETURNS OF THE HISTORICAL            PRODUCTS. YOU CANNOT PURCHASE SHARES OF
PERFORMANCE OF SERIES II SHARES SINCE        THE FUND
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12b-1 FEES APPLICABLE TO
THE SERIES II SHARES. THE INCEPTION DATE
OF SERIES I

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Investing in a single-sector or              The unmanaged Standard & Poor's                 The returns shown in the management's
single-region mutual fund involves           Composite Index of 500 stocks (the S&P       discussion of Fund performance are based
greater risk and potential reward than       500--Registered Trademark-- INDEX) is        on net asset values calculated for
investing in a more diversified fund.        an index of common stocks frequently         shareholder transactions. Generally
                                             used as a general measure of U.S. stock      accepted accounting principles require
   Investing in smaller companies            market performance.                          adjustments to be made to the net assets
involves greater risk than investing in                                                   of the Fund at period end for financial
more established companies, such as             The Fund is not managed to track the      reporting purposes, and as such, the net
business risk, significant stock price       performance of any particular index,         asset values for shareholder
fluctuations and illiquidity.                including the index defined here, and        transactions and the returns based on
                                             consequently, the performance of the         those net asset values may differ from
   The Fund may invest up to 25% of its      Fund may deviate significantly from the      the net asset values and returns
assets in the securities of non-U.S.         performance of the index.                    reported in the Financial Highlights.
issuers. Securities of Canadian issuers                                                   Additionally, the returns and net asset
and American Depositary Receipts are not        A direct investment cannot be made in     values shown throughout this report are
subject to this 25% limitation.              an index. Unless otherwise indicated,        at the Fund level only and do not
International investing presents certain     index results include reinvested             include variable product issuer charges.
risks not associated with investing          dividends, and they do not reflect sales     If such charges were included, the total
solely in the United States. These           charges. Performance of an index of          returns would be lower.
include risks relating to fluctuations       funds reflects fund expenses;
in the value of the U.S. dollar relative     performance of a market index does not.         Industry classifications used in this
to the values of other currencies, the                                                    report are generally according to the
custody arrangements made for the Fund's                                                  Global Industry Classification Standard,
foreign holdings, differences in                                                          which was developed by and is the
accounting, political risks and the                                                       exclusive property and a service mark of
lesser degree of public information                                                       Morgan Stanley Capital International
required to be provided by non-U.S.                                                       Inc. and Standard & Poor's.
companies.

AIM V.I. LEISURE FUND





CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      ACTUAL EXPENSES                              year before expenses, which is not the
                                                                                          Fund's actual return. The Fund's actual
As a shareholder of the Fund, you incur      The table below provides information         cumulative total returns at net asset
ongoing costs, including management          about actual account values and actual       value after expenses for the six months
fees; distribution and/or service fees       expenses. You may use the information in     ended December 31, 2005, appear in the
(12b-1); and other Fund expenses. This       this table, together with the amount you     table "Cumulative Total Returns" on Page
example is intended to help you              invested, to estimate the expenses that      5.
understand your ongoing costs (in            you paid over the period. Simply divide
dollars) of investing in the Fund and to     your account value by $1,000 (for               The hypothetical account values and
compare these costs with ongoing costs       example, an $8,600 account value divided     expenses may not be used to estimate the
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          actual ending account balance or
example is based on an investment of         result by the number in the table under      expenses you paid for the period. You
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        may use this information to compare the
period and held for the entire period        Paid During Period" to estimate the          ongoing costs of investing in the Fund
July 1, 2005, through December 31, 2005.     expenses you paid on your account during     and other funds. To do so, compare this
                                             this period.                                 5% hypothetical example with the 5%
   The actual and hypothetical expenses                                                   hypothetical examples that appear in the
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON          shareholder reports of the other funds.
the effect of any fees or other expenses     PURPOSES
assessed in connection with a variable                                                       Please note that the expenses shown
product; if they did, the expenses shown     The table below also provides                in the table are meant to highlight your
would be higher while the ending account     information about hypothetical account       ongoing costs. Therefore, the
values shown would be lower.                 values and hypothetical expenses based       hypothetical information is useful in
                                             on the Fund's actual expense ratio and       comparing ongoing costs, and will not
                                             an assumed rate of return of 5% per          help you determine the relative total
                                                                                          costs of owning different funds.

====================================================================================================================================

                                                                                          HYPOTHETICAL
                                                         ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING              ENDING               EXPENSES          ENDING             EXPENSES         ANNUALIZED
  SHARE           ACCOUNT VALUE          ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING        EXPENSE
  CLASS              (7/1/05)            (12/31/05)(1)            PERIOD(2)       (12/31/05)          PERIOD(2)          RATIO
Series I            $1,000.00              $1,009.30              $5.12           $1,020.11            $5.14              1.01%
Series II            1,000.00               1,008.30               6.38            1,018.85             6.41              1.26


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
   31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.


====================================================================================================================================


AIM V.I. LEISURE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     o Fees relative to those of clients of
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               AIM with comparable investment
the management of AIM V.I. Leisure Fund      credentials and experience of the            strategies. The Board reviewed the
(the "Fund") and, as required by law,        officers and employees of AIM who will       advisory fee rate for the Fund under the
determines annually whether to approve       provide investment advisory services to      Advisory Agreement. The Board noted that
the continuance of the Fund's advisory       the Fund. In reviewing the                   this rate was (i) the same as the
agreement with A I M Advisors, Inc.          qualifications of AIM to provide             initial advisory fee rate for a mutual
("AIM"). Based upon the recommendation       investment advisory services, the Board      fund advised by AIM with investment
of the Investments Committee of the          reviewed the qualifications of AIM's         strategies comparable to those of the
Board, which is comprised solely of          investment personnel and considered such     Fund, although the advisory fee schedule
independent trustees, at a meeting held      issues as AIM's portfolio and product        for the mutual fund included
on June 30, 2005, the Board, including       review process, various back office          breakpoints; and (ii) was lower than the
all of the independent trustees,             support functions provided by AIM and        advisory fee rates for two offshore
approved the continuance of the advisory     AIM's equity and fixed income trading        funds for which an AIM affiliate serves
agreement (the "Advisory Agreement")         operations. Based on the review of these     as advisor with investment strategies
between the Fund and AIM for another         and other factors, the Board concluded       comparable to those of the Fund. The
year, effective July 1, 2005.                that the quality of services to be           Board noted that AIM has agreed to waive
                                             provided by AIM was appropriate and that     advisory fees of the Fund and to limit
   The Board considered the factors          AIM currently is providing satisfactory      the Fund's total operating expenses, as
discussed below in evaluating the            services in accordance with the terms of     discussed below. Based on this review,
fairness and reasonableness of the           the Advisory Agreement.                      the Board concluded that the advisory
Advisory Agreement at the meeting on                                                      fee rate for the Fund under the Advisory
June 30, 2005 and as part of the Board's     o The performance of the Fund relative       Agreement was fair and reasonable.
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed
deliberations, the Board and the             the performance of the Fund during the
independent trustees did not identify        past one and two calendar years against      o Fees relative to those of comparable
any particular factor that was               the performance of funds advised by          funds with other advisors. The Board
controlling, and each trustee attributed     other advisors with investment               reviewed the advisory fee rate for the
different weights to the various             strategies comparable to those of the        Fund under the Advisory Agreement. The
factors.                                     Fund. The Board noted that the Fund's        Board compared effective contractual
                                             performance for the one year period was      advisory fee rates at a common asset
   One of the responsibilities of the        above the median performance of such         level and noted that the Fund's rate was
Senior Officer of the Fund, who is           comparable funds and below the median        above the median rate of the funds
independent of AIM and AIM's affiliates,     performance for the two year period. The     advised by other advisors with
is to manage the process by which the        Board also noted that AIM began serving      investment strategies comparable to
Fund's proposed management fees are          as investment advisor to the Fund in         those of the Fund that the Board
negotiated to ensure that they are           April 2004. Based on this review, the        reviewed. The Board noted that AIM has
negotiated in a manner which is at arm's     Board concluded that no changes should       agreed to waive advisory fees of the
length and reasonable. To that end, the      be made to the Fund and that it was not      Fund and to limit the Fund's total
Senior Officer must either supervise a       necessary to change the Fund's portfolio     operating expenses, as discussed below.
competitive bidding process or prepare       management team at this time.                Based on this review, the Board
an independent written evaluation. The                                                    concluded that the advisory fee rate for
Senior Officer has recommended an            o The performance of the Fund relative       the Fund under the Advisory Agreement
independent written evaluation in lieu       to indices. The Board reviewed the           was fair and reasonable.
of a competitive bidding process and,        performance of the Fund during the past
upon the direction of the Board, has         one calendar year against the
prepared such an independent written         performance of the S&P 500 Index. The        o Expense limitations and fee waivers.
evaluation. Such written evaluation also     Board noted that the Fund's performance      The Board noted that AIM has
considered certain of the factors            in such period was above the performance     contractually agreed to waive advisory
discussed below. In addition, as             of such Index. The Board also noted that     fees of the Fund through June 30, 2006
discussed below, the Senior Officer made     the performance of such Index does not       to the extent necessary so that the
certain recommendations to the Board in      reflect fees, while the performance of       advisory fees payable by the Fund do not
connection with such written evaluation.     the Fund does reflect fees. The Board        exceed a specified maximum advisory fee
                                             also noted that AIM began serving as         rate, which maximum rate includes
   The discussion below serves as a          investment advisor to the Fund in April      breakpoints and is based on net asset
summary of the Senior Officer's              2004. Based on this review, the Board        levels. The Board considered the
independent written evaluation and           concluded that no changes should be made     contractual nature of this fee waiver
recommendations to the Board in              to the Fund and that it was not              and noted that it remains in effect
connection therewith, as well as a           necessary to change the Fund's portfolio     until June 30, 2006. The Board noted
discussion of the material factors and       management team at this time.                that AIM has contractually agreed to
the conclusions with respect thereto                                                      waive fees and/or limit expenses of the
that formed the basis for the Board's        o Meeting with the Fund's portfolio          Fund through June 30, 2006 in an amount
approval of the Advisory Agreement.          managers and investment personnel. With      necessary to limit total annual
After consideration of all of the            respect to the Fund, the Board is            operating expenses to a specified
factors below and based on its informed      meeting periodically with such Fund's        percentage of average daily net assets
business judgment, the Board determined      portfolio managers and/or other              for each class of the Fund. The Board
that the Advisory Agreement is in the        investment personnel and believes that       considered the contractual nature of
best interests of the Fund and its           such individuals are competent and able      this fee waiver/expense limitation and
shareholders and that the compensation       to continue to carry out their               noted that it remains in effect until
to AIM under the Advisory Agreement is       responsibilities under the Advisory          June 30, 2006. The Board considered the
fair and reasonable and would have been      Agreement.                                   effect these fee waivers/expense
obtained through arm's length                                                             limitations would have on the Fund's
negotiations.                                o Overall performance of AIM. The Board      estimated expenses and concluded that
                                             considered the overall performance of        the levels of fee waivers/expense
                                             AIM in providing investment advisory and     limitations for the Fund were fair and
o The nature and extent of the advisory      portfolio administrative services to the     reasonable.
services to be provided by AIM. The          Fund and concluded that such performance
Board reviewed the services to be            was satisfactory.
provided by AIM under the Advisory                                                        o Breakpoints and economies of scale.
Agreement. Based on such review, the                                                      The Board reviewed the structure of the
Board concluded that the range of                                                         Fund's advisory fee under the Advisory
services to be provided by AIM under the                                                  Agreement, noting that it does not
Advisory Agreement was appropriate and                                                    include any breakpoints. The Board
that AIM currently is providing services                                                  considered whether it would be
in accordance with the terms of the                                                       appropriate to add advisory fee
Advisory Agreement.                                                                       breakpoints for the Fund or whether, due
                                                                                          to the nature

                                                                     (continued)

AIM V.I. LEISURE FUND


of the Fund and the advisory fee             considered the Senior Officer's written      o Other factors and current trends. In
structures of comparable funds, it was       evaluation and the recommendation made       determining whether to continue the
reasonable to structure the advisory fee     by the Senior Officer to the Board that      Advisory Agreement for the Fund, the
without breakpoints. Based on this           the Board consider implementing a            Board considered the fact that AIM,
review, the Board concluded that it was      process to assist them in more closely       along with others in the mutual fund
not necessary to add advisory fee            monitoring the performance of the AIM        industry, is subject to regulatory
breakpoints to the Fund's advisory fee       Funds. The Board concluded that it would     inquiries and litigation related to a
schedule. The Board reviewed the level       be advisable to implement such a process     wide range of issues. The Board also
of the Fund's advisory fees, and noted       as soon as reasonably practicable.           considered the governance and compliance
that such fees, as a percentage of the                                                    reforms being undertaken by AIM and its
Fund's net assets, would remain constant     o Profitability of AIM and its               affiliates, including maintaining an
under the Advisory Agreement because the     affiliates. The Board reviewed               internal controls committee and
Advisory Agreement does not include any      information concerning the profitability     retaining an independent compliance
breakpoints. The Board noted that AIM        of AIM's (and its affiliates')               consultant, and the fact that AIM has
has contractually agreed to waive            investment advisory and other activities     undertaken to cause the Fund to operate
advisory fees of the Fund through June       and its financial condition. The Board       in accordance with certain governance
30, 2006 to the extent necessary so that     considered the overall profitability of      policies and practices. The Board
the advisory fees payable by the Fund do     AIM, as well as the profitability of AIM     concluded that these actions indicated a
not exceed a specified maximum advisory      in connection with managing the Fund.        good faith effort on the part of AIM to
fee rate, which maximum rate includes        The Board noted that AIM's operations        adhere to the highest ethical standards,
breakpoints and is based on net asset        remain profitable, although increased        and determined that the current
levels. The Board concluded that the         expenses in recent years have reduced        regulatory and litigation environment to
Fund's fee levels under the Advisory         AIM's profitability. Based on the review     which AIM is subject should not prevent
Agreement therefore would not reflect        of the profitability of AIM's and its        the Board from continuing the Advisory
economies of scale, although the             affiliates' investment advisory and          Agreement for the Fund.
advisory fee waiver reflects economies       other activities and its financial
of scale.                                    condition, the Board concluded that the
                                             compensation to be paid by the Fund to
o Investments in affiliated money market     AIM under its Advisory Agreement was not
funds. The Board also took into account      excessive.
the fact that uninvested cash and cash
collateral from securities lending           o Benefits of soft dollars to AIM. The
arrangements (collectively, "cash            Board considered the benefits realized
balances") of the Fund may be invested       by AIM as a result of brokerage
in money market funds advised by AIM         transactions executed through "soft
pursuant to the terms of an SEC              dollar" arrangements. Under these
exemptive order. The Board found that        arrangements, brokerage commissions paid
the Fund may realize certain benefits        by the Fund and/or other funds advised
upon investing cash balances in AIM          by AIM are used to pay for research and
advised money market funds, including a      execution services. This research is
higher net return, increased liquidity,      used by AIM in making investment
increased diversification or decreased       decisions for the Fund. The Board
transaction costs. The Board also found      concluded that such arrangements were
that the Fund will not receive reduced       appropriate.
services if it invests its cash balances
in such money market funds. The Board        o AIM's financial soundness in light of
noted that, to the extent the Fund           the Fund's needs. The Board considered
invests in affiliated money market           whether AIM is financially sound and has
funds, AIM has voluntarily agreed to         the resources necessary to perform its
waive a portion of the advisory fees it      obligations under the Advisory
receives from the Fund attributable to       Agreement, and concluded that AIM has
such investment. The Board further           the financial resources necessary to
determined that the proposed securities      fulfill its obligations under the
lending program and related procedures       Advisory Agreement.
with respect to the lending Fund is in
the best interests of the lending Fund       o Historical relationship between the
and its respective shareholders. The         Fund and AIM. In determining whether to
Board therefore concluded that the           continue the Advisory Agreement for the
investment of cash collateral received       Fund, the Board also considered the
in connection with the securities            prior relationship between AIM and the
lending program in the money market          Fund, as well as the Board's knowledge
funds according to the procedures is in      of AIM's operations, and concluded that
the best interests of the lending Fund       it was beneficial to maintain the
and its respective shareholders.             current relationship, in part, because
                                             of such knowledge. The Board also
o Independent written evaluation and         reviewed the general nature of the
recommendations of the Fund's Senior         non-investment advisory services
Officer. The Board noted that, upon          currently performed by AIM and its
their direction, the Senior Officer of       affiliates, such as administrative,
the Fund, who is independent of AIM and      transfer agency and distribution
AIM's affiliates, had prepared an            services, and the fees received by AIM
independent written evaluation in order      and its affiliates for performing such
to assist the Board in determining the       services. In addition to reviewing such
reasonableness of the proposed               services, the trustees also considered
management fees of the AIM Funds,            the organizational structure employed by
including the Fund. The Board noted that     AIM and its affiliates to provide those
the Senior Officer's written evaluation      services. Based on the review of these
had been relied upon by the Board in         and other factors, the Board concluded
this regard in lieu of a competitive         that AIM and its affiliates were
bidding process. In determining whether      qualified to continue to provide
to continue the Advisory Agreement for       non-investment advisory services to the
the Fund, the Board                          Fund, including administrative, transfer
                                             agency and distribution services, and
                                             that AIM and its affiliates currently
                                             are providing satisfactory
                                             non-investment advisory services.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                     SHARES     VALUE
      -------------------------------------------------------------------
      DOMESTIC COMMON STOCKS & OTHER EQUITY
       INTERESTS-78.96%
      ADVERTISING-7.01%
      Harte-Hanks, Inc.                               16,477 $    434,828
      -------------------------------------------------------------------
      Omnicom Group Inc.                              39,524    3,364,678
      -------------------------------------------------------------------
                                                                3,799,506
      -------------------------------------------------------------------
      APPAREL, ACCESSORIES & LUXURY
       GOODS-3.55%
      Carter's, Inc./(a)/                              5,240      308,374
      -------------------------------------------------------------------
      Polo Ralph Lauren Corp.                         28,819    1,617,899
      -------------------------------------------------------------------
                                                                1,926,273
      -------------------------------------------------------------------
      BREWERS-1.00%
      Anheuser-Busch Cos., Inc.                       12,633      542,714
      -------------------------------------------------------------------
      BROADCASTING & CABLE TV-13.34%
      Cablevision Systems Corp.-Class A/(a)/          51,270    1,203,307
      -------------------------------------------------------------------
      Clear Channel Communications, Inc.              19,915      626,327
      -------------------------------------------------------------------
      Comcast Corp.-Class A/(a)/                      28,334      735,551
      -------------------------------------------------------------------
      Discovery Holding Co.-Class A/(a)/              16,079      243,597
      -------------------------------------------------------------------
      EchoStar Communications Corp.-Class A/(a)/      21,940      596,110
      -------------------------------------------------------------------
      Gray Television, Inc.                           35,585      349,445
      -------------------------------------------------------------------
      Liberty Global, Inc.-Class A/(a)/               13,899      312,727
      -------------------------------------------------------------------
      Liberty Global, Inc.-Series C/(a)/              13,899      294,659
      -------------------------------------------------------------------
      Liberty Media Corp.-Class A/(a)/               175,893    1,384,278
      -------------------------------------------------------------------
      Liberty Media Corp.-Class B/(a)/                12,700      102,362
      -------------------------------------------------------------------
      NTL Inc./(a)/                                    3,630      247,130
      -------------------------------------------------------------------
      Scripps Co. (E.W.) (The)-Class A                 8,650      415,373
      -------------------------------------------------------------------
      Sinclair Broadcast Group, Inc.-Class A          36,238      333,389
      -------------------------------------------------------------------
      Spanish Broadcasting System, Inc.-Class A/(a)/  16,433       83,973
      -------------------------------------------------------------------
      Univision Communications Inc.-Class A/(a)/      10,214      300,189
      -------------------------------------------------------------------
                                                                7,228,417
      -------------------------------------------------------------------
      CASINOS & GAMING-10.05%
      Aztar Corp./(a)/                                 7,700      234,003
      -------------------------------------------------------------------
      Harrah's Entertainment, Inc.                    50,270    3,583,748
      -------------------------------------------------------------------
      International Game Technology                   35,270    1,085,611
      -------------------------------------------------------------------
      MGM MIRAGE/(a)/                                 14,778      541,909
      -------------------------------------------------------------------
                                                                5,445,271
      -------------------------------------------------------------------
      CONSUMER ELECTRONICS-0.15%
      Directed Electronics, Inc./(a)/                  5,688       81,623
      -------------------------------------------------------------------
      DIVERSIFIED COMMERCIAL & PROFESSIONAL
       SERVICES-1.86%
      Cendant Corp.                                   58,599    1,010,833
      -------------------------------------------------------------------
      FOOTWEAR-0.75%
      NIKE, Inc.-Class B                               4,677      405,917
      -------------------------------------------------------------------
      GENERAL MERCHANDISE STORES-0.77%
      Target Corp.                                     7,620      418,871
      -------------------------------------------------------------------

                                                     SHARES     VALUE
      -------------------------------------------------------------------
      HOME ENTERTAINMENT SOFTWARE-0.36%
      Electronic Arts Inc./(a)/                        3,722 $    194,698
      -------------------------------------------------------------------
      HOME IMPROVEMENT RETAIL-1.47%
      Home Depot, Inc. (The)                          19,625      794,420
      -------------------------------------------------------------------
      HOTELS, RESORTS & CRUISE LINES-12.14%
      Carnival Corp./(b)/                             34,913    1,866,798
      -------------------------------------------------------------------
      Hilton Hotels Corp.                             50,691    1,222,160
      -------------------------------------------------------------------
      Marriott International, Inc.-Class A            15,851    1,061,541
      -------------------------------------------------------------------
      Royal Carribbean Cruises Ltd.                   15,442      695,816
      -------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc./(c)/  27,167    1,734,885
      -------------------------------------------------------------------
                                                                6,581,200
      -------------------------------------------------------------------
      HYPERMARKETS & SUPER CENTERS-1.17%
      Wal-Mart Stores, Inc.                           13,517      632,596
      -------------------------------------------------------------------
      INTERNET RETAIL-1.58%
      Blue Nile, Inc./(a)/                            10,362      417,692
      -------------------------------------------------------------------
      Expedia, Inc./(a)/                              10,755      257,690
      -------------------------------------------------------------------
      IAC/InterActiveCorp/(a)/                         6,355      179,910
      -------------------------------------------------------------------
                                                                  855,292
      -------------------------------------------------------------------
      INTERNET SOFTWARE & SERVICES-2.02%
      Yahoo! Inc./(a)/                                28,000    1,097,040
      -------------------------------------------------------------------
      INVESTMENT COMPANIES-EXCHANGE TRADED
       FUNDS-3.76%
      iShares Russell 3000 Index Fund                  8,800      633,776
      -------------------------------------------------------------------
      iShares S&P 500 Index Fund                       5,659      705,338
      -------------------------------------------------------------------
      S&P 500 Depositary Receipts Trust-Series 1       5,620      699,746
      -------------------------------------------------------------------
                                                                2,038,860
      -------------------------------------------------------------------
      LEISURE FACILITIES-0.29%
      Cedar Fair, L.P.                                 5,577      159,167
      -------------------------------------------------------------------
      LEISURE PRODUCTS-0.71%
      Marvel Entertainment, Inc./(a)/                  6,920      113,350
      -------------------------------------------------------------------
      Polaris Industries Inc.                          5,400      271,080
      -------------------------------------------------------------------
                                                                  384,430
      -------------------------------------------------------------------
      MOVIES & ENTERTAINMENT-9.11%
      Live Nation, Inc./(a)/                           2,489       32,606
      -------------------------------------------------------------------
      News Corp.-Class A                             127,779    1,986,963
      -------------------------------------------------------------------
      Pixar/(a)/                                       4,264      224,798
      -------------------------------------------------------------------
      Regal Entertainment Group-Class A               10,037      190,904
      -------------------------------------------------------------------
      Time Warner Inc.                                70,960    1,237,542
      -------------------------------------------------------------------
      Viacom Inc.-Class A/(a)/                         8,363      273,972
      -------------------------------------------------------------------
      Viacom Inc.-Class B/(a)/                         8,362      272,601
      -------------------------------------------------------------------
      Walt Disney Co. (The)                           29,970      718,381
      -------------------------------------------------------------------
                                                                4,937,767
      -------------------------------------------------------------------

                             AIM V.I. LEISURE FUND

                                                            SHARES    VALUE
 ------------------------------------------------------------------------------
 PUBLISHING-3.58%
 Belo Corp.-Class A                                         22,316 $    477,785
 ------------------------------------------------------------------------------
 Gannett Co., Inc.                                           6,421      388,920
 ------------------------------------------------------------------------------
 McClatchy Co. (The)-Class A                                 8,696      513,934
 ------------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                               10,798      557,501
 ------------------------------------------------------------------------------
                                                                      1,938,140
 ------------------------------------------------------------------------------
 RESTAURANTS-2.35%
 CBRL Group, Inc.                                           18,598      653,720
 ------------------------------------------------------------------------------
 McDonald's Corp.                                            7,900      266,388
 ------------------------------------------------------------------------------
 Ruth's Chris Steak House, Inc./(a)/                         5,200       94,120
 ------------------------------------------------------------------------------
 YUM! Brands, Inc.                                           5,589      262,012
 ------------------------------------------------------------------------------
                                                                      1,276,240
 ------------------------------------------------------------------------------
 SOFT DRINKS-0.85%
 PepsiCo, Inc.                                               7,800      460,824
 ------------------------------------------------------------------------------
 SPECIALTY STORES-1.09%
 PETsMART, Inc.                                             22,952      588,948
 ------------------------------------------------------------------------------
     Total Domestic Common Stocks & Other Equity
      Interests (Cost $39,071,243)                                   42,799,047
 ------------------------------------------------------------------------------
 FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-19.09%
 BELGIUM-4.55%
 Compagnie Nationale a Portefeuille (Multi-Sector
  Holdings)/(d)/                                               692      198,495
 ------------------------------------------------------------------------------
 Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(d)/ 18,984    1,862,111
 ------------------------------------------------------------------------------
 InBev N.V. (Brewers)/(d)/                                   9,369      407,584
 ------------------------------------------------------------------------------
                                                                      2,468,190
 ------------------------------------------------------------------------------
 BRAZIL-1.14%
 Companhia de Bebidas das Americas-ADR (Brewers)            18,866      616,918
 ------------------------------------------------------------------------------
 CANADA-1.06%
 Intrawest Corp. (Hotels, Resorts & Cruise Lines)           19,822      573,847
 ------------------------------------------------------------------------------
 DENMARK-0.80%
 Carlsberg A.S.-Class B (Brewers)/(d)/                       8,060      432,576
 ------------------------------------------------------------------------------

                                                           SHARES      VALUE
--------------------------------------------------------------------------------
FRANCE-2.75%
Accor S.A. (Hotels, Resorts & Cruise Lines)/(d)/             13,948 $    766,873
--------------------------------------------------------------------------------
JC Decaux S.A. (Advertising)/(a)(d)/                         13,923      324,791
--------------------------------------------------------------------------------
Pernod Ricard S.A. (Distillers & Vintners)                    2,300      401,349
--------------------------------------------------------------------------------
                                                                       1,493,013
--------------------------------------------------------------------------------
HONG KONG-0.13%
Television Broadcasts Ltd.-ADR (Broadcasting &
 Cable TV)/(e)/                                               6,976       74,137
--------------------------------------------------------------------------------
JAPAN-0.31%
Sony Corp.-ADR (Consumer Electronics)                         4,141      168,953
--------------------------------------------------------------------------------
NETHERLANDS-1.27%
Jetix Europe N.V. (Broadcasting & Cable TV)/(a)(d)/          36,733      686,900
--------------------------------------------------------------------------------
SWITZERLAND-2.01%
Compagnie Financiere Richemont A.G.-Class A (Apparel,
 Accessories & Luxury Goods)/(d)/                            13,214      575,269
--------------------------------------------------------------------------------
Pargesa Holding S.A.-Class B (Multi-Sector Holdings)/(d)/     6,000      512,724
--------------------------------------------------------------------------------
                                                                       1,087,993
--------------------------------------------------------------------------------
UNITED KINGDOM-5.07%
Diageo PLC (Distillers & Vintners)                           49,573      718,571
--------------------------------------------------------------------------------
InterContinental Hotels Group PLC (Hotels, Resorts &
 Cruise Lines)/(d)/                                          84,239    1,217,598
--------------------------------------------------------------------------------
WPP Group PLC (Advertising)                                  74,907      810,639
--------------------------------------------------------------------------------
                                                                       2,746,808
--------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $7,679,669)                                                10,349,335
--------------------------------------------------------------------------------
MONEY MARKET FUNDS-1.93%
Premier Portfolio-Institutional Class
 (Cost $1,045,340)/(f)/                                   1,045,340    1,045,340
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-99.98% (Cost $47,796,252)                           54,193,722
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.02%                                        8,872
--------------------------------------------------------------------------------
NET ASSETS-100.00%                                                  $ 54,202,594
--------------------------------------------------------------------------------

Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/Each unit represents one common share and one trust share.
/(c)/Each unit represents one common share and one Class B share.
/(d)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $6,984,921, which represented 12.89% of the Fund's Net Assets. See Note 1A.
/(e)/In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2005 represented 0.13% of the Fund's Net Assets. See Note 1A.
/(f)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $46,750,912)                                $53,148,382
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,045,340)            1,045,340
------------------------------------------------------------------------------------
    Total investments (cost $47,796,252)                                 54,193,722
------------------------------------------------------------------------------------
Foreign currencies, at value (cost $1,677)                                    1,685
------------------------------------------------------------------------------------
Dividends receivable                                                         83,432
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans             5,686
------------------------------------------------------------------------------------
    Total assets                                                         54,284,525
------------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                      8,195
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                          6,631
------------------------------------------------------------------------------------
Accrued administrative services fees                                         33,594
------------------------------------------------------------------------------------
Accrued distribution fees-Series II                                              11
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                               104
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                      86
------------------------------------------------------------------------------------
Accrued operating expenses                                                   33,310
------------------------------------------------------------------------------------
    Total liabilities                                                        81,931
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                             $54,202,594
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                           $45,776,790
------------------------------------------------------------------------------------
Undistributed net investment income                                        (475,257)
------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities and foreign
 currencies                                                               2,503,919
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign currencies   6,397,142
------------------------------------------------------------------------------------
                                                                        $54,202,594
------------------------------------------------------------------------------------
NET ASSETS:
Series I                                                                $54,191,553
------------------------------------------------------------------------------------
Series II                                                               $    11,041
------------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                  4,569,708
------------------------------------------------------------------------------------
Series II                                                                     932.8
------------------------------------------------------------------------------------
Series I:
  Net asset value per share                                             $     11.86
------------------------------------------------------------------------------------
Series II:
  Net asset value per share                                             $     11.84
------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,583)                       $   731,567
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                     50,126
----------------------------------------------------------------------------------------
    Total investment income                                                     781,693
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                   391,455
----------------------------------------------------------------------------------------
Administrative services fees                                                    180,452
----------------------------------------------------------------------------------------
Custodian fees                                                                   22,750
----------------------------------------------------------------------------------------
Distribution fees-Series II                                                          27
----------------------------------------------------------------------------------------
Interest                                                                          1,719
----------------------------------------------------------------------------------------
Professional services fees                                                       46,370
----------------------------------------------------------------------------------------
Transfer agent fees                                                               1,038
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        16,386
----------------------------------------------------------------------------------------
Other                                                                            25,231
----------------------------------------------------------------------------------------
    Total expenses                                                              685,428
----------------------------------------------------------------------------------------
Less: Fees waived                                                               (82,454)
----------------------------------------------------------------------------------------
    Net expenses                                                                602,974
----------------------------------------------------------------------------------------
Net investment income                                                           178,719
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to affiliates
   of $4,649)                                                                 2,679,134
----------------------------------------------------------------------------------------
  Foreign currencies                                                            (40,447)
----------------------------------------------------------------------------------------
                                                                              2,638,687
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (3,486,922)
----------------------------------------------------------------------------------------
  Foreign currencies                                                               (908)
----------------------------------------------------------------------------------------
                                                                             (3,487,830)
----------------------------------------------------------------------------------------
Net gain (loss) from investment securities and foreign currencies              (849,143)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             $  (670,424)
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                             AIM V.I. LEISURE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                                    2005
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                         $   178,719
-----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                             2,638,687
-----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies           (3,487,830)
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                                (670,424)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                         (615,299)
-----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            (115)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                                 (615,414)
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                                                       (1,042,369)
-----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                            (213)
-----------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                  (1,042,582)
-----------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                          (1,657,996)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                          552,129
-----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                             328
-----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                                    552,457
-----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        (1,775,963)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                              55,978,557
-----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(475,257) and $(80,174), respectively)  $54,202,594
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                    2004
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                         $       490
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                             1,181,600
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies            5,083,955
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                                               6,266,045
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                         (165,844)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                             (34)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions from net investment income                                                                 (165,878)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Series I                                                                                                          (44,667)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                              (9)
----------------------------------------------------------------------------------------------------------------------------
    Total distributions from net realized gains                                                                     (44,676)
----------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                            (210,554)
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                       15,488,580
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                          10,043
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from share transactions                                                 15,498,623
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        21,554,114
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                              34,424,443
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(475,257) and $(80,174), respectively)  $55,978,557
----------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Leisure Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
                             AIM V.I. LEISURE FUND
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
                             AIM V.I. LEISURE FUND
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through June 30, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding items (i) through (vi) discussed below and Rule 12b-1 plan fees) of each Series to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $82,448.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $130,452 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $1,038.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items
(i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $21 after ADI waived Plan fees of $6.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $1,397,060 $17,695,146 $(18,046,866)      $ --      $1,045,340 $50,126     $ --
-------------------------------------------------------------------------------------------------------------------------

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $157,017 and sales of $117,690, which resulted in net realized gains of $4,649.
                             AIM V.I. LEISURE FUND
NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,079 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 6--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2005, the average interfund borrowings for the 5 days the borrowings were outstanding was $4,737,380 with a weighted interest rate of 2.65% and interest expense of $1,719.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                              2005      2004
                  --------------------------------------------
                  Distributions paid from:
                  Ordinary income          $  946,660 $165,878
                  --------------------------------------------
                  Long-term capital gain      711,336   44,676
                  --------------------------------------------
                  Total distributions      $1,657,996 $210,554
                  --------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               -------------------------------------------------
               Undistributed ordinary income        $   806,373
               -------------------------------------------------
               Undistributed long-term gain           2,585,218
               -------------------------------------------------
               Unrealized appreciation--investments   5,301,319
               -------------------------------------------------
               Temporary book/tax differences            (5,191)
               -------------------------------------------------
               Post-October capital loss deferral      (261,915)
               -------------------------------------------------
               Shares of beneficial interest         45,776,790
               -------------------------------------------------
               Total net assets                     $54,202,594
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of passive foreign investment companies and partnerships. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(328).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  The Fund had no capital loss carryforward as of December 31, 2005.
                             AIM V.I. LEISURE FUND
NOTE 8--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $16,061,522 and $16,786,553, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended December 31, 2005, in the amount of $1,632. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 6,896,845
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,595,198)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 5,301,647
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $48,892,075.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and partnership investments, on December 31, 2005, undistributed net investment income was increased by $41,612, undistributed net realized gain was decreased by $40,957 and shares of beneficial interest decreased by $655. This reclassification had no effect on the net assets of the Fund.
NOTE 10--SHARE INFORMATION

                            CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------
                                             2005/(A)/                  2004
                                     ------------------------  ----------------------
                                       SHARES       AMOUNT       SHARES      AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Series I                            1,039,602  $ 12,511,490  1,824,898  $20,387,248
--------------------------------------------------------------------------------------
  Series II/(b)/                             --            --        902       10,000
--------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                              139,417     1,657,668     17,426      210,511
--------------------------------------------------------------------------------------
  Series II/(b)/                             28           328          3           43
--------------------------------------------------------------------------------------
Reacquired:
  Series I/(b)/                      (1,128,588)  (13,617,029)  (463,174)  (5,109,179)
--------------------------------------------------------------------------------------
                                         50,459  $    552,457  1,380,055  $15,498,623
--------------------------------------------------------------------------------------

/(a)/There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 99% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sells units of interest in separate funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
                             AIM V.I. LEISURE FUND
NOTE 11--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        SERIES I
                                                                   --------------------------------------------
                                                                                                     APRIL 30, 2002
                                                                                                    (DATE OPERATIONS
                                                                                                     COMMENCED) TO
                                                                       YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                                                   ------------------------------         2002
                                                                       2005        2004     2003    ----------------
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 12.38       $ 10.96  $  8.52       $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        0.04          0.00    (0.00)        (0.00)/(a)/
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (0.19)         1.47     2.44         (1.48)
----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 (0.15)         1.47     2.44         (1.48)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.14)        (0.04)      --            --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.23)        (0.01)      --            --
----------------------------------------------------------------------------------------------------------------------
    Total distributions                                              (0.37)        (0.05)      --            --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.86       $ 12.38  $ 10.96       $  8.52
----------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    (1.19)%       13.40%   28.64%       (14.80)%
----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $54,192       $55,967  $34,424       $ 6,097
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.16%/(c)/    1.29%    1.26%         1.29%/(d)/
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.31%/(c)/    1.34%    1.64%         3.96%/(d)/
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           0.34%/(c)/    0.00%   (0.14)%       (0.30)%/(d)/
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                            32%           15%      22%           15%
----------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.01) for the period April 30, 2002 (date operations commenced) to December 31, 2002.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $52,183,055.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.
                             AIM V.I. LEISURE FUND

                                                                               SERIES II
                                                                   --------------------------
                                                                                   APRIL 30, 2004
                                                                                    (DATE SALES
                                                                    YEAR ENDED     COMMENCED) TO
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                       2005             2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $12.37           $11.09
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.02            (0.02)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      (0.19)            1.35
----------------------------------------------------------------------------------------------------
    Total from investment operations                                   (0.17)            1.33
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                 (0.13)           (0.04)
----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.23)           (0.01)
----------------------------------------------------------------------------------------------------
    Total distributions                                                (0.36)           (0.05)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $11.84           $12.37
----------------------------------------------------------------------------------------------------
Total return/(a)/                                                      (1.37)%          11.98%
----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11           $   11
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.36%/(b)/       1.45%/(c)/
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.56%/(b)/       1.60%/(c)/
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.14%/(b)/      (0.16)%/(c)/
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   32%              15%
----------------------------------------------------------------------------------------------------

/(a)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(b)/Ratios are based on average daily net assets of $10,906.
/(c)/Annualized.
NOTE 12--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit
                             AIM V.I. LEISURE FUND
Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
                             AIM V.I. LEISURE FUND

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                             AIM V.I. LEISURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Leisure Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Leisure Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas
                             AIM V.I. LEISURE FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                             AIM V.I. LEISURE FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

TAX DISCLOSURES
REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 36.38% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $711,336 for the Fund's tax year ended December 31, 2005.
                             AIM V.I. LEISURE FUND

                               AIM V.I. MID CAP CORE EQUITY FUND
                               Annual Report to Shareholders o December 31, 2005


 AIM V.I. MID CAP CORE EQUITY FUND seeks to provide long-term growth of capital.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31,2005,AND IS BASED ON TOTAL NET ASSETS.

================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
-- Registered Trademark --                       -- Registered Trademark --

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. MID CAP CORE EQUITY FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                maintain a significant cash position to
======================================================================================     limit volatility in certain market
PERFORMANCE SUMMARY                                                                        environments.
                                             =========================================
For the year ended December 31, 2005, the    FUND VS. INDEXES                              We consider selling a stock when:
Fund outperformed the S&P 500 Index due
to its holdings in the energy and health     Total returns, 12/31/04--12/31/05,            o it exceeds our target price
care sectors and as a result of mid-cap      excluding variable product issuer
stocks having outperformed large-cap         charges. If variable product issuer           o we have not seen a demonstrable
stocks in general. The Fund's return was     charges were included, returns would be       improvement in fundamentals during an 18-
lower than that of the Russell Midcap        lower.                                        to 24-month time horizon
Index due in part to its holdings in the
financials sector.                           Series I Shares                     7.62%     o the company's fundamentals deteriorate
                                             Series II Shares                    7.27
   Your Fund's long-term performance         Standard & Poor's Composite Index             o more compelling investment
appears on Pages 4 and 5.                    of 500 Stocks (S&P 500 Index)                 opportunities exist
                                             (Broad Market Index)                4.91
                                             Russell Midcap Index
                                             (Style-specific Index)             12.65      MARKET CONDITIONS AND YOUR FUND
                                             Lipper Mid-Cap Core Fund Index
                                             (Peer Group Index)                  9.46      During the year, economic indicators were
                                                                                           generally positive, pointing to the
                                             Source: Lipper,inc.                           health of the U.S. economy. Throughout
                                             =========================================     the year, the nation's gross domestic
                                                                                           product reflected continuing growth.
======================================================================================     Corporate earnings growth was generally
                                                                                           healthy, while manufacturing growth
HOW WE INVEST                                   We conduct quantitative research to        continued and core inflation remained
                                             identify growing companies whose stock        low. However, many investors focused on
We manage this Fund as a core fund,          prices may be experiencing some near-term     the impact that record-breaking energy
seeking to provide upside potential and a    distress. By applying fundamental             prices and rising interest rates would
measure of protection in difficult           research, including analysis of company       have on consumer spending, which accounts
markets to complement more aggressive        financial statements with a special focus     for approximately two-thirds of the U.S.
value and growth investments.                on cash flow, we assess the prospects for     economy.
                                             each business and its appreciation
   We believe a portfolio of attractively    potential.                                       While most domestic equity indexes
valued companies with consistent free                                                      produced single-digit returns for the
cash flow and management teams that             We target a well-diversified mid-cap       year, mid-cap stocks outperformed both
allocate excess cash to the benefit of       core portfolio and attempt to protect         small-cap and large-cap issues. In the
shareholders can outperform the market       against volatility through the size of        Russell Midcap Index, all sectors
over the long term. We believe these         individual holdings and sector                produced positive returns, with energy
companies are best positioned to weather     weightings. Sector exposure is consistent     as the strongest performer, followed by
temporary setbacks and therefore provide     with a core investment to complement          telecommunication services and health
the potential for both long-term capital     value and growth investments. We may also     care.
appreciation and lower downside risk.
                                                                                              The greatest contributor to Fund
                                                                                           performance this year was our overweight
                                                                                           position in the energy sector relative
                                                                                           to the Russell Midcap

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By Sector
Consumer Discretionary              15.2%     1. Oil & Gas Equipment & Services   6.0%      1. Williams Cos., Inc. (The)       2.4%
Energy                              14.7      2. Industrial Machinery             5.7       2. Xerox Corp.                     2.1
Information Technology              14.7      3. Property & Casualty Insurance    4.2       3. BJ Services Co.                 2.1
Financials                          11.4      4. Specialty Chemicals              4.2       4. Sigma-Aldrich Corp.             1.9
Industrials                         10.1      5. Health Care Equipment            3.9       5. Smith International, Inc.       1.9
Materials                            8.1      6. Specialized Consumer Services    3.2       6. Sabre Holdings Corp.-Class A    1.8
Consumer Staples                     6.6      7. Application Software             3.0       7. Briggs & Stratton Corp.         1.8
Health Care                          6.3      8. Semiconductors                   2.9       8. H&R Block, Inc.                 1.7
Utilities                            1.0      9. Publishing                       2.8       9. Heineken N.V. (Netherlands)     1.7
Money Market Funds                           10. Regional Banks                   2.7      10. PerkinElmer, Inc.               1.6
Plus Other Assets Less Liabilities  11.9
                                             TOTAL NET ASSETS          $635.2 MILLION
                                             TOTAL NUMBER OF HOLDINGS*             88

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
===================================================================================================================================

AIM V.I. MID CAP CORE EQUITY FUND


Index. The top five contributors to Fund     and supplies segment of the business,                             RONALD S. SLOAN,
performance were all energy sector           which has seen increased competition and            [SLOAN        Chartered Financial
stocks. All but one, SOUTHWESTERN ENERGY     steadily declining margins over the past            PHOTO]        Analyst,senior
COMPANY, were long-term holdings owned       several years. The company has been late                          portfolio manager,
by the Fund at the end of 2004. Two of       in shifting its operations to the more                            is lead portfolio
the stocks have been sold as a result of     profitable laser-jet printer and              manager of AIM V.I. Mid Cap Core Equity
having reached our price targets. Within     supplies segment of the industry. As a        Fund. Mr. Sloan has 35 years of
the sector, we have chosen to decrease       result, the company's margins have            experience in the investment industry.
exposure to the oil and gas exploration      decreased, and the stock price declined.      He joined AIM in 1998. Mr. Sloan
and production industry and to increase      We sold this stock based on loss of           attended the University of Missouri,
exposure to the oil and gas equipment        confidence in management's ability to         where he received both a B.S. in
and services industry.                       take corrective action which would            business administration and an M.B.A.
                                             improve the business.
   Strong stock selection in the health                                                    Assisted by the Mid/Large Cap Core Team
care sector augmented Fund performance       o Mattel is the world's largest
for the year. A health care stock that       toymaker, whose best-known brand is
is new to the Fund's top-10 holdings         Barbie--Registered Trademark--. The
list, PERKINELMER, was a strong              company had been a good generator of
contributor to Fund performance. The         cash flow, and had been involved in a
company makes a wide range of analytical     stock buyback program. However, Mattel's
instruments used for chemical and            market share has declined, and its costs
thermal analysis. Its management team        associated with outsourced manufacturing
has focused company efforts on the life      have increased. We lost confidence in
sciences division, which makes products      management's ability to address these
that are used for drug discovery and         issues, and, at period-end, the Fund no
genetic disease screening. The               longer owned this stock.
management team is committed to
generating consistent free cash flow,
and creating value for shareholders.         IN CLOSING

   Compared to the Russell Midcap Index,     A core fund is designed to benefit from
the Fund was significantly underweight       favorable markets and to give up less
in the financials sector. This resulted      during difficult times. As such, we
from our decision to avoid stocks that       provided competitive returns,
might be adversely affected by rising        outperforming the S&P 500 Index for the
interest rates.                              year. At the same time, we maintained
                                             our long-term investment horizon, owning
   Though we have avoided certain            companies with management teams that
interest-rate sensitive industries in        have track records of generating cash
the financials sector, we have increased     and appropriating it to benefit their
exposure to the property and casualty        shareholders. Thank you for your
insurance industry. As a result of the       continued investment in AIM V.I. Mid Cap
hurricane devastation in 2005, many          Core Equity Fund.
insurers sustained heavy losses.
Investors acted on the belief that such      THE VIEWS AND OPINIONS EXPRESSED IN
losses would put an end to the               MANAGEMENT'S DISCUSSION OF FUND
discounting of premium prices and that a     PERFORMANCE ARE THOSE OF A I M ADVISORS,
stronger pricing cycle would result in       INC. THESE VIEWS AND OPINIONS ARE
increased profitability and                  SUBJECT TO CHANGE AT ANY TIME BASED ON
corresponding share price increases. As      FACTORS SUCH AS MARKET AND ECONOMIC
of December 31, 2005, our holdings in        CONDITIONS. THESE VIEWS AND OPINIONS MAY
this industry included long-term holding     NOT BE RELIED UPON AS INVESTMENT ADVICE
ACE LTD. and two of this year's new          OR RECOMMENDATIONS, OR AS AN OFFER FOR A
holdings, AXIS CAPITAL and XL CAPITAL.       PARTICULAR SECURITY. THE INFORMATION IS
                                             NOT A COMPLETE ANALYSIS OF EVERY ASPECT
   Individual stocks that detracted from     OF ANY MARKET, COUNTRY, INDUSTRY,
performance included LEXMARK and MATTEL.     SECURITY OR THE FUND. STATEMENTS OF FACT
                                             ARE FROM SOURCES CONSIDERED RELIABLE,
o Lexmark, an information technology         BUT A I M ADVISORS, INC. MAKES NO
sector holding, is a leading                 REPRESENTATION OR WARRANTY AS TO THEIR
manufacturer of printers and printer         COMPLETENESS OR ACCURACY. ALTHOUGH
supplies in the U.S. The company has         HISTORICAL PERFORMANCE IS NO GUARANTEE
been heavily involved in the ink-jet         OF FUTURE RESULTS, THESE INSIGHTS MAY                   [RIGHT ARROW GRAPHIC]
printer                                      HELP YOU UNDERSTAND OUR INVESTMENT
                                             MANAGEMENT PHILOSOPHY.                        FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                           5.

AIM V.I. MID CAP CORE EQUITY FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 9/10/01, INDEX DATA FROM 8/31/01

================================================================================

                                [MOUNTAIN CHART]


 DATE        AIM V.I. MID CAP    AIM V.I. MID CAP    S&P 500        RUSSELL      LIPPER
             CORE EQUITY FUND-   CORE EQUITY FUND-    INDEX         MIDCAP     MID-CAP CORE
              SERIES I SHARES    SERIES II SHARES                   INDEX       FUND INDEX
8/31/01                               $10000          $10000       $10000
  09/01           $9560                 9560            9193         8794         $8722
  10/01            9920                 9920            9368         9142          9158
  11/01           10361                10361           10086         9908          9850
  12/01           10738                10722           10175        10306         10295
  01/02           10728                10722           10026        10245         10177
  02/02           10849                10833            9833        10136         10001
  03/02           11300                11284           10203        10744         10675
  04/02           11150                11133            9585        10536         10499
  05/02           11220                11204            9514        10417         10286
  06/02           10529                10512            8837         9718          9542
  07/02            9577                 9561            8148         8770          8575
  08/02            9797                 9771            8201         8818          8673
  09/02            9015                 8991            7311         8004          7980
  10/02            9356                 9341            7954         8409          8355
  11/02            9957                 9932            8421         8993          8923
  12/02            9547                 9521            7927         8638          8506
  01/03            9316                 9291            7720         8464          8338
  02/03            9166                 9141            7604         8351          8162
  03/03            9136                 9100            7677         8434          8183
  04/03            9687                 9661            8309         9046          8800
  05/03           10509                10471            8747         9874          9539
  06/03           10639                10592            8858         9974          9707
  07/03           10950                10902            9015        10303         10007
  08/03           11350                11302            9190        10750         10450
  09/03           11080                11032            9093        10616         10275
  10/03           11561                11513            9607        11426         11029
  11/03           11761                11703            9691        11747         11330
  12/03           12155                12096           10199        12099         11618
  01/04           12397                12329           10387        12450         11932
  02/04           12619                12551           10531        12718         12159
  03/04           12578                12510           10372        12721         12130
  04/04           12649                12580           10209        12254         11748
  05/04           12799                12731           10349        12558         11933
  06/04           13142                13064           10550        12905         12258
  07/04           12609                12529           10201        12341         11634
  08/04           12558                12469           10242        12394         11590
  09/04           12791                12701           10353        12797         11997
  10/04           12993                12903           10511        13150         12194
  11/04           13527                13427           10936        13951         12920
  12/04           13835                13738           11308        14545         13411
  01/05           13561                13465           11033        14185         13060
  02/05           14036                13928           11265        14623         13385
  03/05           13931                13822           11066        14508         13249
  04/05           13488                13369           10856        14046         12743
  05/05           13868                13749           11201        14719         13348
  06/05           14090                13970           11217        15114         13663
  07/05           14744                14613           11634        15911         14296
  08/05           14764                14633           11528        15800         14212
  09/05           14627                14496           11621        16009         14329
  10/05           14184                14053           11427        15528         13958
  11/05           14743                14590           11859        16217         14538
  12/05           14884                14736           11863        16385         14680

                                                            SOURCE: LIPPER, INC.

Past performance cannot guarantee comparable future results.

================================================================================

AIM V.I. MID CAP CORE EQUITY FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS                 GUARANTEE COMPARABLE FUTURE RESULTS;          ACTUAL VARIABLE PRODUCT VALUES. THEY DO
As of 12/31/05                               CURRENT PERFORMANCE MAY BE LOWER OR           NOT REFLECT SALES CHARGES, EXPENSES AND
SERIES I SHARES                              HIGHER. PLEASE CONTACT YOUR VARIABLE          FEES ASSESSED IN CONNECTION WITH A
Inception (9/10/01)                 9.67%    PRODUCT ISSUER OR FINANCIAL ADVISOR FOR       VARIABLE PRODUCT. SALES CHARGES,
 1 Year                             7.62     THE MOST RECENT MONTH-END VARIABLE            EXPENSES AND FEES, WHICH ARE DETERMINED
                                             PRODUCT PERFORMANCE. PERFORMANCE FIGURES      BY THE VARIABLE PRODUCT ISSUERS, WILL
SERIES II SHARES                             REFLECT FUND EXPENSES, REINVESTED             VARY AND WILL LOWER THE TOTAL RETURN.
Inception (9/10/01)                 9.42%    DISTRIBUTIONS AND CHANGES IN NET ASSET
 1 Year                             7.27     VALUE. INVESTMENT RETURN AND PRINCIPAL           PER NASD REQUIREMENTS, THE MOST
========================================     VALUE WILL FLUCTUATE SO THAT YOU MAY          RECENT MONTH-END PERFORMANCE DATA AT THE
CUMULATIVE TOTAL RETURNS                     HAVE A GAIN OR LOSS WHEN YOU SELL             FUND LEVEL, EXCLUDING VARIABLE PRODUCT
Six months ended 12/31/05                    SHARES.                                       CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Series I Shares                     5.68%                                                  INFORMATION LINE, 866-702-4402. AS
Series II Shares                    5.49        AIM V.I. MID CAP CORE EQUITY FUND, A       MENTIONED ABOVE, FOR THE MOST RECENT
========================================     SERIES PORTFOLIO OF AIM VARIABLE              MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             INSURANCE FUNDS, IS CURRENTLY OFFERED         PRODUCT CHARGES, PLEASE CONTACT YOUR
SERIES I AND SERIES II SHARES INVEST IN      THROUGH INSURANCE COMPANIES ISSUING           VARIABLE PRODUCT ISSUER OR FINANCIAL
THE SAME PORTFOLIO OF SECURITIES AND         VARIABLE PRODUCTS. YOU CANNOT PURCHASE        ADVISOR.
WILL HAVE SUBSTANTIALLY SIMILAR              SHARES OF THE FUND DIRECTLY.
PERFORMANCE, EXCEPT TO THE EXTENT THAT
EXPENSES BORNE BY EACH CLASS DIFFER.            PERFORMANCE FIGURES GIVEN REPRESENT
                                             THE FUND AND ARE NOT INTENDED TO REFLECT
   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

The Fund may invest up to 25% of its         The unmanaged Standard & Poor's               The returns shown in management's
assets in the securities of non-U.S.         Composite Index of 500 Stocks (the S&P        discussion of Fund performance are based
issuers. International investing             500--Registered Trademark-- INDEX) is         on net asset values calculated for
presents certain risks not associated        an index of common stocks frequently          shareholder transactions. Generally
with investing solely in the United          used as a general measure of U.S. stock       accepted accounting principles require
States. These include risks relating to      market performance.                           adjustments to be made to the net assets
fluctuations in the value of the U.S.                                                      of the Fund at period end for financial
dollar relative to the values of other          The unmanaged RUSSELL MIDCAP               reporting purposes, and as such, the net
currencies, the custody arrangements         --Registered Trademark-- INDEX                asset values for shareholder
made for the Fund's foreign holdings,        represents the performance of the stocks      transactions and the returns based on
differences in accounting, political         of domestic mid-capitalization                those net asset values may differ from
risks and the lesser degree of public        companies.                                    the net asset values and returns
information required to be provided by                                                     reported in the Financial Highlights.
non-U.S. companies.                             The unmanaged LIPPER MID-CAP CORE          Additionally, the returns and net asset
                                             FUND INDEX represents an average of the       values shown throughout this report are
   To the extent the Fund holds cash or      performance of the 30 largest                 at the Fund level only and do not
cash equivalents rather than equity          mid-capitalization core funds tracked by      include variable product issuer charges.
securities, the Fund may not achieve its     Lipper, Inc., an independent mutual fund      If such charges were included, the total
investment objective, and it may             performance monitor.                          returns would be lower.
underperform its peer group and
benchmark indexes, particularly during          The Fund is not managed to track the          Industry classifications used in this
periods of strong market performance.        performance of any particular index,          report are generally according to the
                                             including the indexes defined here, and       Global Industry Classification Standard,
   Investing in smaller companies            consequently, the performance of the          which was developed by and is the
involves greater risk than investing in      Fund may deviate significantly from the       exclusive property and a service mark of
more established companies, such as          performance of the indexes.                   Morgan Stanley Capital International
business risk, significant stock price                                                     Inc. and Standard & Poor's.
fluctuations and illiquidity.                   A direct investment cannot be made in
                                             an index. Unless otherwise indicated,
                                             index results include reinvested
                                             dividends, and they do not reflect sales
                                             charges. Performance of an index of
                                             funds reflects fund expenses;
                                             performance of a market index does not.

AIM V.I. MID CAP CORE EQUITY FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information          value after expenses for the six months
ongoing costs, including management          about actual account values and actual        ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in      table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This       this table, together with the amount you      5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide          The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for             expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided      actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           expenses you paid for the period. You
example is based on an investment of         result by the number in the table under       may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the           and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.     expenses you paid on your account during      5% hypothetical example with the 5%
                                             this period.                                  hypothetical examples that appear in the
   The actual and hypothetical expenses                                                    shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON
the effect of any fees or other expenses     PURPOSES                                         Please note that the expenses shown
assessed in connection with a variable                                                     in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides                 ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account        hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based        comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and        help you determine the relative total
                                             an assumed rate of return of 5% per year      costs of owning different funds.
                                             before expenses, which is not the Fund's

====================================================================================================================================
                                                                                   HYPOTHETICAL
                                                 ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING             EXPENSES          ENDING           EXPENSES           ANNUALIZED
 SHARE           ACCOUNT VALUE       ACCOUNT VALUE        PAID DURING    ACCOUNT VALUE       PAID DURING          EXPENSE
 CLASS              (7/1/05)         (12/31/05)(1)         PERIOD(2)       (12/31/05)         PERIOD(2)            RATIO
Series I           $1,000.00           $1,056.80             $5.34          $1,020.01            $5.24             1.03%
Series II           1,000.00            1,054.90              6.63           1,018.75             6.51             1.28

(1)The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December 31,
   2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2)Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
====================================================================================================================================

AIM V.I. MID CAP CORE EQUITY FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      o Overall performance of AIM. The Board
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                considered the overall performance of
the management of AIM V.I. Mid Cap Core      credentials and experience of the             AIM in providing investment advisory and
Equity Fund (the "Fund") and, as             officers and employees of AIM who will        portfolio administrative services to the
required by law, determines annually         provide investment advisory services to       Fund and concluded that such performance
whether to approve the continuance of        the Fund. In reviewing the                    was satisfactory.
the Fund's advisory agreement with A I M     qualifications of AIM to provide
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board       o Fees relative to those of clients of
recommendation of the Investments            reviewed the qualifications of AIM's          AIM with comparable investment
Committee of the Board, which is             investment personnel and considered such      strategies. The Board reviewed the
comprised solely of independent              issues as AIM's portfolio and product         advisory fee rate for the Fund under the
trustees, at a meeting held on June 30,      review process, various back office           Advisory Agreement. The Board noted that
2005, the Board, including all of the        support functions provided by AIM and         this rate (i) was the same as the
independent trustees, approved the           AIM's equity and fixed income trading         advisory fee rates for a mutual fund
continuance of the advisory agreement        operations. Based on the review of these      advised by AIM with investment
(the "Advisory Agreement") between the       and other factors, the Board concluded        strategies comparable to those of the
Fund and AIM for another year, effective     that the quality of services to be            Fund; (ii) was higher than the
July 1, 2005.                                provided by AIM was appropriate and that      sub-advisory fee rates for three
                                             AIM currently is providing satisfactory       unaffiliated mutual funds for which an
   The Board considered the factors          services in accordance with the terms of      AIM affiliate serves as sub-advisor,
discussed below in evaluating the            the Advisory Agreement.                       although the total management fees paid
fairness and reasonableness of the                                                         by such unaffiliated mutual funds were
Advisory Agreement at the meeting on         o The performance of the Fund relative        comparable to or higher than the
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       advisory fee rate for the Fund; and
ongoing oversight of the Fund. In their      the performance of the Fund during the        (iii) was higher than the advisory fee
deliberations, the Board and the             past one and three calendar years             rates for 24 separately managed wrap
independent trustees did not identify        against the performance of funds advised      accounts managed by an AIM affiliate
any particular factor that was               by other advisors with investment             with investment strategies comparable to
controlling, and each trustee attributed     strategies comparable to those of the         those of the Fund, comparable to the
different weights to the various             Fund. The Board noted that the Fund's         advisory fee rates for one such wrap
factors.                                     performance in such periods was below         account, and lower than the advisory fee
                                             the median performance of such                rates for two such wrap accounts. The
   One of the responsibilities of the        comparable funds. Based on this review        Board noted that AIM has agreed to waive
Senior Officer of the Fund, who is           and after taking account of all of the        advisory fees of the Fund and to limit
independent of AIM and AIM's affiliates,     other factors that the Board considered       the Fund's total operating expenses, as
is to manage the process by which the        in determining whether to continue the        discussed below. Based on this review,
Fund's proposed management fees are          Advisory Agreement for the Fund, the          the Board concluded that the advisory
negotiated to ensure that they are           Board concluded that no changes should        fee rate for the Fund under the Advisory
negotiated in a manner which is at arm's     be made to the Fund and that it was not       Agreement was fair and reasonable.
length and reasonable. To that end, the      necessary to change the Fund's portfolio
Senior Officer must either supervise a       management team at this time. However,        o Fees relative to those of comparable
competitive bidding process or prepare       due to the Fund's under-performance, the      funds with other advisors. The Board
an independent written evaluation. The       Board also concluded that it would be         reviewed the advisory fee rate for the
Senior Officer has recommended an            appropriate for management and the Board      Fund under the Advisory Agreement. The
independent written evaluation in lieu       to continue to closely monitor the            Board compared effective contractual
of a competitive bidding process and,        performance of the Fund.                      advisory fee rates at a common asset
upon the direction of the Board, has                                                       level and noted that the Fund's rate was
prepared such an independent written         o The performance of the Fund relative        above the median rate of the funds
evaluation. Such written evaluation also     to indices. The Board reviewed the            advised by other advisors with
considered certain of the factors            performance of the Fund during the past       investment strategies comparable to
discussed below. In addition, as             one and three calendar years against the      those of the Fund that the Board
discussed below, the Senior Officer made     performance of the Lipper Mid Cap Core        reviewed. The Board noted that AIM has
certain recommendations to the Board in      Index. The Board noted that the Fund's        agreed to waive advisory fees of the
connection with such written evaluation.     performance was below the performance of      Fund and to limit the Fund's total
                                             such Index for the one year period and        operating expenses, as discussed below.
   The discussion below serves as a          comparable to such Index for the three        Based on this review, the Board
summary of the Senior Officer's              year period. Based on this review and         concluded that the advisory fee rate for
independent written evaluation and           after taking account of all of the other      the Fund under the Advisory Agreement
recommendations to the Board in              factors that the Board considered in          was fair and reasonable.
connection therewith, as well as a           determining whether to continue the
discussion of the material factors and       Advisory Agreement for the Fund, the          o Expense limitations and fee waivers.
the conclusions with respect thereto         Board concluded that no changes should        The Board noted that AIM has
that formed the basis for the Board's        be made to the Fund and that it was not       contractually agreed to waive advisory
approval of the Advisory Agreement.          necessary to change the Fund's portfolio      fees of the Fund through June 30, 2006
After consideration of all of the            management team at this time. However,        to the extent necessary so that the
factors below and based on its informed      due to the Fund's under-performance, the      advisory fees payable by the Fund do not
business judgment, the Board determined      Board also concluded that it would be         exceed a specified maximum advisory fee
that the Advisory Agreement is in the        appropriate for management and the Board      rate, which maximum rate includes
best interests of the Fund and its           to continue to closely monitor the            breakpoints and is based on net asset
shareholders and that the compensation       performance of the Fund.                      levels. The Board considered the
to AIM under the Advisory Agreement is                                                     contractual nature of this fee waiver
fair and reasonable and would have been      o Meeting with the Fund's portfolio           and noted that it remains in effect
obtained through arm's length                managers and investment personnel. With       until June 30, 2006. The Board noted
negotiations.                                respect to the Fund, the Board is             that AIM has contractually agreed to
                                             meeting periodically with such Fund's         waive fees and/or limit expenses of the
o The nature and extent of the advisory      portfolio managers and/or other               Fund through April 30, 2006 in an amount
services to be provided by AIM. The          investment personnel and believes that        necessary to limit total annual
Board reviewed the services to be            such individuals are competent and able       operating expenses to a specified
provided by AIM under the Advisory           to continue to carry out their                percentage of average daily net assets
Agreement. Based on such review, the         responsibilities under the Advisory           for each class of the Fund. The Board
Board concluded that the range of            Agreement.                                    considered the contractual nature of
services to be provided by AIM under the                                                   this fee waiver/expense limitation and
Advisory Agreement was appropriate and                                                     noted that it remains in effect until
that AIM currently is providing services                                                   April 30, 2006. The Board con-
in accordance with the terms of the
Advisory Agreement.

                                                                                                                         (continued)

AIM V.I. MID CAP CORE EQUITY FUND


sidered the effect these fee                 Funds, including the Fund. The Board          concluded that it was beneficial to
waivers/expense limitations would have       noted that the Senior Officer's written       maintain the current relationship, in
on the Fund's estimated expenses and         evaluation had been relied upon by the        part, because of such knowledge. The
concluded that the levels of fee             Board in this regard in lieu of a             Board also reviewed the general nature
waivers/expense limitations for the Fund     competitive bidding process. In               of the non-investment advisory services
were fair and reasonable.                    determining whether to continue the           currently performed by AIM and its
                                             Advisory Agreement for the Fund, the          affiliates, such as administrative,
o Breakpoints and economies of scale.        Board considered the Senior Officer's         transfer agency and distribution
The Board reviewed the structure of the      written evaluation and the                    services, and the fees received by AIM
Fund's advisory fee under the Advisory       recommendation made by the Senior             and its affiliates for performing such
Agreement, noting that it includes three     Officer to the Board that the Board           services. In addition to reviewing such
breakpoints. The Board reviewed the          consider implementing a process to            services, the trustees also considered
level of the Fund's advisory fees, and       assist them in more closely monitoring        the organizational structure employed by
noted that such fees, as a percentage of     the performance of the AIM Funds. The         AIM and its affiliates to provide those
the Fund's net assets, have decreased as     Board concluded that it would be              services. Based on the review of these
net assets increased because the             advisable to implement such a process as      and other factors, the Board concluded
Advisory Agreement includes breakpoints.     soon as reasonably practicable. The           that AIM and its affiliates were
The Board noted that, due to the Fund's      Board also considered the Senior              qualified to continue to provide
current asset levels and the way in          Officer's recommendation that the Board       non-investment advisory services to the
which the advisory fee breakpoints have      consider an additional fee waiver for         Fund, including administrative, transfer
been structured, the Fund has yet to         the Fund due to the Fund's                    agency and distribution services, and
fully benefit from the breakpoints. The      under-performance and relatively high         that AIM and its affiliates currently
Board noted that AIM has contractually       historic cash position. The Board             are providing satisfactory
agreed to waive advisory fees of the         concluded that such a fee waiver was not      non-investment advisory services.
Fund through June 30, 2006 to the extent     appropriate for the Fund at this time
necessary so that the advisory fees          and that, rather than requesting such a       o Other factors and current trends. In
payable by the Fund do not exceed a          fee waiver from AIM, the Board should         determining whether to continue the
specified maximum advisory fee rate,         receive from AIM (i) additional               Advisory Agreement for the Fund, the
which maximum rate includes breakpoints      information regarding the use of cash in      Board considered the fact that AIM,
and is based on net asset levels. The        the Fund's overall investment strategy        along with others in the mutual fund
Board concluded that the Fund's fee          and (ii) an analysis of how the use of        industry, is subject to regulatory
levels under the Advisory Agreement          cash by the Fund's portfolio manager has      inquiries and litigation related to a
therefore reflect economies of scale and     contributed to the Fund's performance.        wide range of issues. The Board also
that it was not necessary to change the                                                    considered the governance and compliance
advisory fee breakpoints in the Fund's       o Profitability of AIM and its                reforms being undertaken by AIM and its
advisory fee schedule.                       affiliates. The Board reviewed                affiliates, including maintaining an
                                             information concerning the profitability      internal controls committee and
o Investments in affiliated money market     of AIM's (and its affiliates')                retaining an independent compliance
funds. The Board also took into account      investment advisory and other activities      consultant, and the fact that AIM has
the fact that uninvested cash and cash       and its financial condition. The Board        undertaken to cause the Fund to operate
collateral from securities lending           considered the overall profitability of       in accordance with certain governance
arrangements (collectively, "cash            AIM, as well as the profitability of AIM      policies and practices. The Board
balances") of the Fund may be invested       in connection with managing the Fund.         concluded that these actions indicated a
in money market funds advised by AIM         The Board noted that AIM's operations         good faith effort on the part of AIM to
pursuant to the terms of an SEC              remain profitable, although increased         adhere to the highest ethical standards,
exemptive order. The Board found that        expenses in recent years have reduced         and determined that the current
the Fund may realize certain benefits        AIM's profitability. Based on the review      regulatory and litigation environment to
upon investing cash balances in AIM          of the profitability of AIM's and its         which AIM is subject should not prevent
advised money market funds, including a      affiliates' investment advisory and           the Board from continuing the Advisory
higher net return, increased liquidity,      other activities and its financial            Agreement for the Fund.
increased diversification or decreased       condition, the Board concluded that the
transaction costs. The Board also found      compensation to be paid by the Fund to
that the Fund will not receive reduced       AIM under its Advisory Agreement was not
services if it invests its cash balances     excessive.
in such money market funds. The Board
noted that, to the extent the Fund           o Benefits of soft dollars to AIM. The
invests in affiliated money market           Board considered the benefits realized
funds, AIM has voluntarily agreed to         by AIM as a result of brokerage
waive a portion of the advisory fees it      transactions executed through "soft
receives from the Fund attributable to       dollar" arrangements. Under these
such investment. The Board further           arrangements, brokerage commissions paid
determined that the proposed securities      by the Fund and/or other funds advised
lending program and related procedures       by AIM are used to pay for research and
with respect to the lending Fund is in       execution services. This research is
the best interests of the lending Fund       used by AIM in making investment
and its respective shareholders. The         decisions for the Fund. The Board
Board therefore concluded that the           concluded that such arrangements were
investment of cash collateral received       appropriate.
in connection with the securities
lending program in the money market          o AIM's financial soundness in light of
funds according to the procedures is in      the Fund's needs. The Board considered
the best interests of the lending Fund       whether AIM is financially sound and has
and its respective shareholders.             the resources necessary to perform its
                                             obligations under the Advisory
o Independent written evaluation and         Agreement, and concluded that AIM has
recommendations of the Fund's Senior         the financial resources necessary to
Officer. The Board noted that, upon          fulfill its obligations under the
their direction, the Senior Officer of       Advisory Agreement.
the Fund, who is independent of AIM and
AIM's affiliates, had prepared an            o Historical relationship between the
independent written evaluation in order      Fund and AIM. In determining whether to
to assist the Board in determining the       continue the Advisory Agreement for the
reasonableness of the proposed               Fund, the Board also considered the
management fees of the AIM                   prior relationship between AIM and the
                                             Fund, as well as the Board's knowledge
                                             of AIM's operations, and

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.11%

APPAREL RETAIL-0.52%

TJX Cos., Inc. (The)                             141,410   $  3,284,954
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.13%

Fossil, Inc.(a)                                   38,428        826,586
=======================================================================

APPLICATION SOFTWARE-3.01%

Cadence Design Systems, Inc.(a)                  185,404      3,137,036
-----------------------------------------------------------------------
Fair Isaac Corp.                                 131,600      5,812,772
-----------------------------------------------------------------------
Reynolds and Reynolds Co. (The)-Class A          249,200      6,995,044
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                157,313      3,155,699
=======================================================================
                                                             19,100,551
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.14%

Investors Financial Services Corp.               196,600      7,240,778
=======================================================================

BIOTECHNOLOGY-1.12%

Techne Corp.(a)                                  127,065      7,134,700
=======================================================================

BREWERS-1.69%

Heineken N.V. (Netherlands)(b)                   338,749     10,736,072
=======================================================================

BUILDING PRODUCTS-1.06%

Masco Corp.                                      222,371      6,713,380
=======================================================================

CASINOS & GAMING-1.21%

GTECH Holdings Corp.                             243,100      7,715,994
=======================================================================

COAL & CONSUMABLE FUELS-0.45%

Massey Energy Co.                                 76,060      2,880,392
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.80%

Sabre Holdings Corp.-Class A                     474,600     11,442,606
=======================================================================

DISTRIBUTORS-1.01%

Genuine Parts Co.                                146,400      6,429,888
=======================================================================

DIVERSIFIED CHEMICALS-1.03%

Engelhard Corp.                                  216,900      6,539,535
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.39%

Agilent Technologies, Inc.(a)                     11,500        382,835
-----------------------------------------------------------------------
Amphenol Corp.-Class A                           158,000      6,993,080
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)             142,000      7,838,400
=======================================================================
                                                             15,214,315
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


ENVIRONMENTAL & FACILITIES SERVICES-2.34%

Rentokil Initial PLC (United Kingdom)(b)       3,122,289   $  8,779,286
-----------------------------------------------------------------------
Republic Services, Inc.                          161,500      6,064,325
=======================================================================
                                                             14,843,611
=======================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.99%

Scotts Miracle-Gro Co. (The)-Class A             139,060      6,291,074
=======================================================================

FOOD RETAIL-1.25%

Kroger Co. (The)(a)                              421,770      7,963,018
=======================================================================

GENERAL MERCHANDISE STORES-0.49%

99 Cents Only Stores(a)                          295,000      3,085,700
=======================================================================

HEALTH CARE EQUIPMENT-3.92%

Biomet, Inc.                                     168,977      6,179,489
-----------------------------------------------------------------------
PerkinElmer, Inc.                                428,000     10,083,680
-----------------------------------------------------------------------
Waters Corp.(a)                                  228,850      8,650,530
=======================================================================
                                                             24,913,699
=======================================================================

HOME ENTERTAINMENT SOFTWARE-0.51%

Nintendo Co., Ltd (Japan)(b)                      26,400      3,209,162
=======================================================================

HOME FURNISHINGS-2.07%

Ethan Allen Interiors Inc.                       207,716      7,587,865
-----------------------------------------------------------------------
Mohawk Industries, Inc.(a)                        63,750      5,544,975
=======================================================================
                                                             13,132,840
=======================================================================

HOME IMPROVEMENT RETAIL-1.05%

Sherwin-Williams Co. (The)                       147,100      6,681,282
=======================================================================

HOMEFURNISHING RETAIL-1.00%

Bed Bath & Beyond Inc.(a)                        175,000      6,326,250
=======================================================================

INDUSTRIAL MACHINERY-5.71%

Briggs & Stratton Corp.                          287,904     11,167,796
-----------------------------------------------------------------------
Dover Corp.                                      161,640      6,544,804
-----------------------------------------------------------------------
ITT Industries, Inc.                              70,200      7,217,964
-----------------------------------------------------------------------
Pall Corp.                                       310,000      8,326,600
-----------------------------------------------------------------------
Parker Hannifin Corp.                             46,056      3,037,854
=======================================================================
                                                             36,295,018
=======================================================================

INSURANCE BROKERS-1.00%

Marsh & McLennan Cos., Inc.                      200,946      6,382,045
=======================================================================

INTEGRATED OIL & GAS-1.13%

Murphy Oil Corp.                                 133,173      7,190,010
=======================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.47%

aQuantive, Inc.(a)                               117,851   $  2,974,559
=======================================================================

METAL & GLASS CONTAINERS-1.97%

Ball Corp.                                       152,200      6,045,384
-----------------------------------------------------------------------
Pactiv Corp.(a)                                  293,700      6,461,400
=======================================================================
                                                             12,506,784
=======================================================================

MULTI-LINE INSURANCE-1.02%

Genworth Financial Inc.-Class A                  186,617      6,453,216
=======================================================================

MULTI-SECTOR HOLDINGS-0.53%

Groupe Bruxelles Lambert S.A. (Belgium)(b)        34,116      3,346,385
=======================================================================

MULTI-UTILITIES-0.98%

Wisconsin Energy Corp.                           159,700      6,237,882
=======================================================================

OFFICE ELECTRONICS-2.11%

Xerox Corp.(a)                                   913,300     13,379,845
=======================================================================

OFFICE SERVICES & SUPPLIES-0.94%

Pitney Bowes Inc.                                141,800      5,991,050
=======================================================================

OIL & GAS DRILLING-2.12%

Nabors Industries Ltd.(a)(c)                      92,700      7,022,025
-----------------------------------------------------------------------
Noble Corp.                                       91,300      6,440,302
=======================================================================
                                                             13,462,327
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-5.99%

BJ Services Co.(c)                               359,500     13,182,865
-----------------------------------------------------------------------
FMC Technologies, Inc.(a)                        226,852      9,736,488
-----------------------------------------------------------------------
Smith International, Inc.                        324,390     12,038,113
-----------------------------------------------------------------------
Tenaris S.A.-ADR (Argentina)                      27,069      3,099,401
=======================================================================
                                                             38,056,867
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.09%

Newfield Exploration Co.(a)                      139,700      6,994,779
-----------------------------------------------------------------------
Southwestern Energy Co.(a)                       175,188      6,296,257
=======================================================================
                                                             13,291,036
=======================================================================

OIL & GAS REFINING & MARKETING-0.50%

Sunoco, Inc.                                      40,787      3,196,885
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-2.41%

Williams Cos., Inc. (The)(c)                     659,400     15,278,298
=======================================================================

PACKAGED FOODS & MEATS-2.01%

Cadbury Schweppes PLC (United Kingdom)           638,000      6,031,746
-----------------------------------------------------------------------
Campbell Soup Co.                                130,886      3,896,476
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------

PACKAGED FOODS & MEATS-(CONTINUED)

ConAgra Foods, Inc.                              139,000   $  2,818,920
=======================================================================
                                                             12,747,142
=======================================================================

PERSONAL PRODUCTS-1.63%

Avon Products, Inc.                               47,823      1,365,347
-----------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             267,894      8,969,091
=======================================================================
                                                             10,334,438
=======================================================================

PHARMACEUTICALS-1.26%

Forest Laboratories, Inc.(a)                     197,300      8,026,164
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.24%

ACE Ltd.                                         176,538      9,434,191
-----------------------------------------------------------------------
Axis Capital Holdings Ltd.                       283,545      8,869,288
-----------------------------------------------------------------------
XL Capital Ltd.-Class A                          127,827      8,612,983
=======================================================================
                                                             26,916,462
=======================================================================

PUBLISHING-2.76%

Belo Corp.-Class A                               352,600      7,549,166
-----------------------------------------------------------------------
Getty Images, Inc.(a)                             34,187      3,051,873
-----------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                     134,600      6,949,398
=======================================================================
                                                             17,550,437
=======================================================================

REGIONAL BANKS-2.69%

Marshall & Ilsley Corp.                          123,500      5,315,440
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                        224,855      6,152,033
-----------------------------------------------------------------------
TCF Financial Corp.                              207,800      5,639,692
=======================================================================
                                                             17,107,165
=======================================================================

REINSURANCE-0.43%

Montpelier Re Holdings Ltd.                      146,148      2,762,197
=======================================================================

RESTAURANTS-1.33%

Outback Steakhouse, Inc.                         203,340      8,460,977
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.53%

ASML Holding N.V.-New York Shares
  (Netherlands)(a)                               166,923      3,351,814
=======================================================================

SEMICONDUCTORS-2.88%

Analog Devices, Inc.                             232,439      8,337,587
-----------------------------------------------------------------------
Microchip Technology Inc.                         96,613      3,106,108
-----------------------------------------------------------------------
Xilinx, Inc.                                     271,300      6,839,473
=======================================================================
                                                             18,283,168
=======================================================================

SPECIALIZED CONSUMER SERVICES-3.22%

H&R Block, Inc.                                  442,117     10,853,972
-----------------------------------------------------------------------
Service Corp. International                    1,169,900      9,569,782
=======================================================================
                                                             20,423,754
=======================================================================

SPECIALIZED FINANCE-0.41%

Archipelago Holdings, Inc.(a)                     52,722      2,623,974
=======================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------

SPECIALTY CHEMICALS-4.17%

International Flavors & Fragrances Inc.          211,700   $  7,091,950
-----------------------------------------------------------------------
Rohm and Haas Co.                                150,000      7,263,000
-----------------------------------------------------------------------
Sigma-Aldrich Corp.                              191,500     12,120,035
=======================================================================
                                                             26,474,985
=======================================================================

SPECIALTY STORES-0.41%

PETsMART, Inc.                                   102,685      2,634,897
=======================================================================

SYSTEMS SOFTWARE-0.99%

Computer Associates International, Inc.          223,220      6,292,572
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $482,832,410)                         559,738,740
=======================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE
PUT OPTIONS PURCHASED-0.00%

OIL & GAS DRILLING-0.00%

Nabors Industries, Ltd.                            550      $  60       Jan-06     $        605
===============================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.00%

BJ Services Co.                                  2,180       27.5       Jan-06                0
===============================================================================================

-----------------------------------------------------------------------------------------------
                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION
                                               CONTRACTS    PRICE        DATE         VALUE

OIL & GAS STORAGE & TRANSPORTATION-0.00%

Williams Cos., Inc. (The)                        3,550      $  20       Jan-06     $     11,360
===============================================================================================
    Total Put Options Purchased (Cost
      $980,590)                                                                          11,965
===============================================================================================

                                                  SHARES
MONEY MARKET FUNDS-12.05%

Liquid Assets Portfolio-Institutional
  Class(d)                                      38,264,645     38,264,645
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     38,264,645     38,264,645
=========================================================================
    Total Money Market Funds (Cost
      $76,529,290)                                             76,529,290
=========================================================================
TOTAL INVESTMENTS-100.16% (Cost $560,342,290)                 636,279,995
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.16%)                          (1,040,073)
=========================================================================
NET ASSETS-100.00%                                           $635,239,922
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $26,070,905, which represented 4.10% of the Fund's Net Assets. See Note 1A.
(c) A portion of this security is subject to call options written. See Note 1J and Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $483,813,000)        $559,750,705
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $76,529,290)                               76,529,290
=============================================================
    Total investments (cost $560,342,290)         636,279,995
=============================================================
Receivables for:
  Fund shares sold                                    376,428
-------------------------------------------------------------
  Dividends                                           717,437
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                 19,491
=============================================================
    Total assets                                  637,393,351
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               741,019
-------------------------------------------------------------
  Fund shares reacquired                               62,925
-------------------------------------------------------------
  Options written, at value (premiums received
    $444,230)                                         869,879
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                              34,727
-------------------------------------------------------------
Accrued administrative services fees                  402,406
-------------------------------------------------------------
Accrued distribution fees -- Series II                 36,177
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                157
-------------------------------------------------------------
Accrued operating expenses                              6,139
=============================================================
    Total liabilities                               2,153,429
=============================================================
Net assets applicable to shares outstanding      $635,239,922
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $541,468,420
-------------------------------------------------------------
Undistributed net investment income                   (33,549)
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                18,293,312
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                        75,511,739
=============================================================
                                                 $635,239,922
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $584,860,136
_____________________________________________________________
=============================================================
Series II                                        $ 50,379,786
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           42,973,090
_____________________________________________________________
=============================================================
Series II                                           3,725,271
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      13.61
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      13.52
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $30,397)                                       $ 6,057,280
------------------------------------------------------------
Dividends from affiliated money market funds       2,813,185
------------------------------------------------------------
Interest                                              33,697
============================================================
    Total investment income                        8,904,162
============================================================

EXPENSES:

Advisory fees                                      4,227,362
------------------------------------------------------------
Administrative services fees                       1,586,512
------------------------------------------------------------
Custodian fees                                        56,463
------------------------------------------------------------
Distribution fees -- Series II                       111,000
------------------------------------------------------------
Transfer agent fees                                   21,719
------------------------------------------------------------
Trustees' and officer's fees and benefits             31,753
------------------------------------------------------------
Other                                                 88,774
============================================================
    Total expenses                                 6,123,583
============================================================
Less: Fees waived and expense offset
  arrangement                                        (21,071)
============================================================
    Net expenses                                   6,102,512
============================================================
Net investment income                              2,801,650
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains from
    securities sold to affiliates of
    $1,154,963)                                   28,860,505
------------------------------------------------------------
  Foreign currencies                                 (13,591)
============================================================
                                                  28,846,914
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           12,384,179
------------------------------------------------------------
  Foreign currencies                                    (681)
------------------------------------------------------------
  Option contracts written                          (425,649)
============================================================
                                                  11,957,849
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                 40,804,763
============================================================
Net increase in net assets resulting from
  operations                                     $43,606,413
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 2,801,650     $    955,702
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                 28,846,914       31,859,203
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities foreign currencies and option contracts         11,957,849       22,026,997
==========================================================================================
    Net increase in net assets resulting from operations       43,606,413       54,841,902
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                     (2,944,117)        (718,225)
------------------------------------------------------------------------------------------
  Series II                                                      (141,476)          (6,789)
==========================================================================================
    Total distributions from net investment income             (3,085,593)        (725,014)
==========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                    (17,996,436)     (21,198,394)
------------------------------------------------------------------------------------------
  Series II                                                    (1,538,860)      (1,381,970)
==========================================================================================
    Total distributions from net realized gains               (19,535,296)     (22,580,364)
==========================================================================================
    Decrease in net assets resulting from distributions       (22,620,889)     (23,305,378)
==========================================================================================
Share transactions-net:
  Series I                                                     68,779,573      173,142,571
------------------------------------------------------------------------------------------
  Series II                                                    15,373,802       27,385,946
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              84,153,375      200,528,517
==========================================================================================
    Net increase in net assets                                105,138,899      232,065,041
==========================================================================================

NET ASSETS:

  Beginning of year                                           530,101,023      298,035,982
==========================================================================================
  End of year (including undistributed net investment income
    of $(33,549) and $263,985, respectively)                  $635,239,922    $530,101,023
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. MID CAP CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Mid Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                       AIM V.I. MID CAP CORE EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                       AIM V.I. MID CAP CORE EQUITY FUND

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                            0.725%
--------------------------------------------------------------------
Next $500 million                                              0.70%
--------------------------------------------------------------------
Next $500 million                                             0.675%
--------------------------------------------------------------------
Over $1.5 billion                                              0.65%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $20,795.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $144,792 for accounting and fund administrative services and reimbursed $1,441,720 for services provided by insurance companies.

                       AIM V.I. MID CAP CORE EQUITY FUND

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $21,719.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $111,000.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND        GAIN
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $29,925,367      $125,037,712      $(116,698,434)        $   --         $38,264,645     $1,405,086      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            29,925,367       125,037,712       (116,698,434)            --          38,264,645      1,408,099          --
===================================================================================================================================
  Total           $59,850,734      $250,075,424      $(233,396,868)        $   --         $76,529,290     $2,813,185      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $9,700,354 and sales of $7,509,012, which resulted in net realized gains of $1,154,963.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $276.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $6,024 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         6,280       444,230
===================================================================================
End of year                                                     6,280      $444,230
___________________________________________________________________________________
===================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   CHANGE IN
                                                                                                                   UNREALIZED
                                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS     VALUE       APPRECIATION
                                                       MONTH      PRICE     CONTRACTS    RECEIVED    12/31/05    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Nabors Industries Ltd.                                 Jan-06     $70.0         550      $137,130    $348,590      $(211,460)
-------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                        Jan-06      35.0       2,180      155,140     458,454        (303,314)
-------------------------------------------------------------------------------------------------------------------------------
Williams Co., Inc. (The)                               Jan-06      25.0       3,550      151,960      62,835          89,125
===============================================================================================================================
                                                                              6,280      $444,230    $869,879      $(425,649)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $ 7,276,229    $12,675,049
----------------------------------------------------------------------------------------
  Long-term capital gain                                       15,344,660     10,630,329
========================================================================================
Total distributions                                           $22,620,889    $23,305,378
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  4,327,482
----------------------------------------------------------------------------
Undistributed long-term gain                                      14,320,973
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            75,149,751
----------------------------------------------------------------------------
Temporary book/tax differences                                       (26,704)
----------------------------------------------------------------------------
Shares of beneficial interest                                    541,468,420
============================================================================
Total net assets                                                $635,239,922
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(318) and on option contracts written of $(425,649).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have capital loss carryforward as of December 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $397,582,842 and $350,604,531, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $81,535,073
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,959,355)
-------------------------------------------------------------------------------
Net unrealized appreciation of investment securities               $75,575,718
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $560,704,277.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of Foreign currency transactions, on December 31, 2005, undistributed net investment income was decreased by $13,591 and undistributed net realized gain was increased by $13,591. This reclassification had no effect on the net assets of the Fund.

                       AIM V.I. MID CAP CORE EQUITY FUND

NOTE 12--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2005(a)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     9,458,916    $125,305,035    12,423,728    $157,026,231

----------------------------------------------------------------------------------------------------------------------
  Series II                                                    2,245,440      29,655,326     2,804,689      35,484,099

======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                     1,516,110      20,907,159     1,688,491      21,916,619

----------------------------------------------------------------------------------------------------------------------
  Series II                                                      122,653       1,680,336       107,656       1,388,760

======================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                            --              --     1,345,483      18,110,202

======================================================================================================================
Reacquired:
  Series I                                                    (5,875,151)    (77,432,621)   (1,883,158)    (23,910,481)

----------------------------------------------------------------------------------------------------------------------
  Series II                                                   (1,212,147)    (15,961,860)     (748,758)     (9,486,913)

======================================================================================================================
                                                               6,255,821    $ 84,153,375    15,738,131    $200,528,517

______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 77% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to this entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on December 6, 2004, the Fund acquired all of the net assets of Phoenix-AIM Mid Cap Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on September 14, 2004 and Phoenix-AIM Mid Cap Equity Fund shareholders on May 11, 2004. The acquisition was accomplished by a tax-free exchange of 1,345,483 shares of the Fund for 1,441,644 shares of Phoenix-AIM Mid Cap Equity Fund outstanding as of the close of business on December 3, 2004. Phoenix-AIM Mid Cap Equity Fund's net assets at that date of $18,110,202, including $2,490,250 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $490,802,188.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                    -----------------------------------------------------------------------------
                                                                                                               SEPTEMBER 10, 2001
                                                                                                                (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                    ----------------------------------------------------          DECEMBER 31,
                                                      2005           2004           2003          2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  13.11       $  12.06       $   9.53       $ 10.72             $10.00

---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.06           0.03(a)        0.00(a)      (0.02)(a)          (0.00)

---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.94           1.63           2.60         (1.17)              0.74

=================================================================================================================================
    Total from investment operations                    1.00           1.66           2.60         (1.19)              0.74

=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.07)         (0.02)            --            --              (0.02)

=================================================================================================================================
  Distributions from net realized gains                (0.43)         (0.59)         (0.07)           --                 --

_________________________________________________________________________________________________________________________________
=================================================================================================================================
    Total distributions                                (0.50)         (0.61)         (0.07)           --              (0.02)

_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                      $  13.61       $  13.11       $  12.06       $  9.53             $10.72

_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         7.62%         13.82%         27.31%       (11.10)%             7.37%

_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $584,860       $496,606       $293,162       $68,271             $9,500

_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.03%(c)       1.04%          1.07%         1.30%              1.27%(d)(e)

=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.50%(c)       0.25%          0.01%        (0.22)%            (0.08)%(d)

_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                70%            55%            37%           36%                20%

_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $541,651,915.
(d)  Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or reimbursements was 5.16% (annualized).
(f)  Not annualized for periods less than one year.

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                                                        SERIES II
                                                        -------------------------------------------------------------------------
                                                                                                               SEPTEMBER 10, 2001
                                                                                                                (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                        ------------------------------------------------          DECEMBER 31,
                                                         2005          2004          2003         2002                2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 13.04       $ 12.01       $ 9.51       $ 10.71             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             0.03         (0.00)(a)    (0.03)(a)     (0.04)(a)          (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.92          1.62         2.60         (1.16)              0.73
=================================================================================================================================
    Total from investment operations                       0.95          1.62         2.57         (1.20)              0.72
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.04)        (0.00)          --            --              (0.01)
=================================================================================================================================
  Distributions from net realized gains                   (0.43)        (0.59)       (0.07)           --                 --
_________________________________________________________________________________________________________________________________
=================================================================================================================================
    Total distributions                                   (0.47)        (0.59)       (0.07)           --              (0.01)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                          $ 13.52       $ 13.04       $12.01       $  9.51             $10.71
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            7.27%        13.57%       27.05%       (11.20)%             7.22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $50,380       $33,495       $4,874       $ 1,214             $  536
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.28%(c)      1.29%        1.32%         1.45%(d)           1.44%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   0.25%(c)     (0.00)%      (0.24)%       (0.37)%            (0.25)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   70%           55%          37%           36%                20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $44,399,790.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55% and 5.44% (annualized), for the year ended December 31, 2002 and the period ended September 10, 2001 (Date operations commenced) to December 31, 2001, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

                       AIM V.I. MID CAP CORE EQUITY FUND

PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL

                       AIM V.I. MID CAP CORE EQUITY FUND

Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. MID CAP CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                       AIM V.I. MID CAP CORE EQUITY FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 41.33% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $15,344,660 for the Fund's tax year ended December, 31 2005.


For its tax year ended December 31, 2004, the fund designates 48.13% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

                       AIM V.I. MID CAP CORE EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                       AIM V.I. MID CAP CORE EQUITY FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                       AIM V.I. MID CAP CORE EQUITY FUND

                                                      AIM V.I. MONEY MARKET FUND
                               Annual Report to Shareholders o December 31, 2005


          AIM V.I. MONEY MARKET FUND seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.






UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================


The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330,or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30,2005,is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. MONEY MARKET FUND




MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                  We believe this suggests an intention
                                                                                          to continue raising the federal funds
====================================================================================      target rate in modest increments as
                                                                                          judged necessary, but to avoid excessive
PERFORMANCE SUMMARY                                                                       tightening that might hamper healthy
                                                                                          growth. As mentioned above, we
Yields on shares of AIM V.I. Money           the Federal Reserve (the Fed) during the     anticipate that your Fund's yield would
Market Fund increased throughout the         year. Responding to evidence of an           quickly reflect any further interest
year ended December 31, 2005. The            expanding economy and concerned about        rate increases.
seven-day SEC yield on Series I shares       potential inflation, the Fed gradually
rose from 1.52% at the close of 2004 to      raised the federal funds target rate         YOUR FUND
3.49% at the end of 2005. For Series II      from 2.25% to 4.25% over the year.
shares, the seven-day SEC yield as of        Increases in this influential interest       Regardless of Fed policy or economic
December 31, 2005, was 3.24%, up from        rate are reflected fairly rapidly in the     conditions, your Fund continues to focus
1.27% a year earlier.                        yields on short-term securities such as      on three objectives: safety of
                                             money market funds.                          principal, liquidity and the highest
   Much of the increase in yield was                                                      possible yield consistent with safety of
attributable to the interest rate policy                                                  principal. It invests only in
pursued by                                                                                high-quality U.S. dollar-denominated
                                                                                          short-term fixed-income obligations.
====================================================================================      Although a money market fund seeks to
                                                                                          maintain the value of your investment at
MARKET CONDITIONS                            inflation from developing, appear to         $1.00 per share, it is possible to lose
                                             have been relatively successful.             money investing in the Fund.
The stock and bond markets achieved
gains for the year 2005.                        There were concerns that the year's          Thank you for your continued
                                             record-high oil prices and the rising        participation in AIM V.I. Money Market
o The investment-grade Lehman Brothers       short-term interest rates might choke        Fund.
U.S. Aggregate Bond Index posted a total     off growth by crimping consumer
return of 2.43%.                             spending, which accounts for roughly         The views and opinions expressed here
                                             two-thirds of U.S. economic activity.        are those of A I M Advisors, Inc. These
o Standard & Poor's Composite Index of                                                    views and opinions are subject to change
500 Stocks (the S&P 500 Index) returned         However, the U.S. economy proved          at any time based on factors such as
4.91%--a relatively modest performance       resilient. In the statement announcing       market and economic conditions. These
compared to this index's return of           its last rate increase of the year, the      views and opinions may not be relied
10.87% for 2004.                             Fed commented: "Despite elevated energy      upon as investment advice or
                                             prices and hurricane-related                 recommendations, or as an offer for a
   These market increases were supported     disruptions, the expansion in economic       particular security. Statements of fact
by an expanding U.S. economy. Gross          activity appears solid. Core inflation       are from sources considered reliable,
domestic product grew at an annualized       has stayed relatively low in recent          but A I M Advisors, Inc. makes no
rate of 3.8% in the first quarter, 3.3%      months and longer-term inflation             representation or warranty as to their
in the second and 4.1% in the third          expectations remain contained.               completeness or accuracy. Although
quarter--levels that can be considered       Nevertheless,... some further measured       historical performance is no guarantee
healthy without presenting a high risk       policy firming is likely to be needed to     of future results, these insights may
of inflation--slackening to an advance       keep the risks to the attainment of both     help you understand our investment
estimate of 1.1% in the fourth quarter.      sustainable economic growth and price        management philosophy.
The Fed's rate increases, which are          stability roughly in balance."
designed to prevent                                                                       Team Managed by A I M Advisors, Inc.

========================================

PORTFOLIO COMPOSITION BY MATURITY            The performance data quoted represent        products. You cannot purchase shares of
                                             past performance and cannot guarantee        the Fund directly. Performance figures
Maturity Distribution of Fund Holdings       comparable future results; current           given represent the Fund and are not
In days,as of 12/31/05                       performance may be lower or higher.          intended to reflect actual variable
                                             Please see your variable product issuer      product values. They do not reflect
  1-7                              63.23%    or financial advisor for the most recent     sales charges, expenses and fees
  8-30                             15.74     month-end variable product performance.      assessed in connection with a variable
  31-90                            13.84     Performance figures reflect Fund             product. Sales charges, expenses and
  91-120                            1.03     expenses, reinvested distributions and       fees, which are determined by the
  121-180                           6.16     changes in net asset value. Investment       variable product issuers, will vary and
  181+                              0.00     return and principal value will              will lower the total return. Per NASD
                                             fluctuate so that you may have a gain or     requirements, the most recent month-end
========================================     loss when you sell shares.                   performance data at the Fund level,
                                                                                          excluding variable product charges, is
The number of days to maturity of each          AIM V.I. Money Market Fund, a series      available on AIM's automated information
holding is determined in accordance with     portfolio of AIM Variable Insurance          line, 866-702-4402. As mentioned above,
the provisions of Rule 2a-7 under the        Funds, is currently offered through          for the most recent month-end
Investment Company Act of 1940 as            insurance companies issuing variable
amended.

                                                                                                                         (continued)

AIM V.I. MONEY MARKET FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              ratio and an assumed rate of return of
                                                                                          5% per year before expenses, which is
As a shareholder of the Fund, you incur      The table below provides information         not the Fund's actual return.
ongoing costs, including management          about actual account values and actual
fees; distribution and/or service fees       expenses. You may use the information in        The hypothetical account values and
(12b-1); and other Fund expenses. This       this table, together with the amount you     expenses may not be used to estimate the
example is intended to help you              invested, to estimate the expenses that      actual ending account balance or
understand your ongoing costs (in            you paid over the period. Simply divide      expenses you paid for the period. You
dollars) of investing in the Fund and to     your account value by $1,000 (for            may use this information to compare the
compare these costs with ongoing costs       example, an $8,600 account value divided     ongoing costs of investing in the Fund
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          and other funds. To do so, compare this
example is based on an investment of         result by the number in the table under      5% hypothetical example with the 5%
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        hypothetical examples that appear in the
period and held for the entire period        Paid During Period" to estimate the          shareholder reports of the other funds.
July 1, 2005, through December 31, 2005.     expenses you paid on your account during
                                             this period.                                    Please note that the expenses shown
   The actual and hypothetical expenses                                                   in the table are meant to highlight your
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON          ongoing costs. Therefore, the
the effect of any fees or other expenses     PURPOSES                                     hypothetical information is useful in
assessed in connection with a variable                                                    comparing ongoing costs, and will not
product; if they did, the expenses shown     The table below also provides                help you determine the relative total
would be higher while the ending account     information about hypothetical account       costs of owning different funds.
values shown would be lower.                 values and hypothetical expenses based
                                             on the Fund's actual expense


====================================================================================================================================

                                                 ACTUAL                            HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING                EXPENSES         ENDING             EXPENSES        ANNUALIZED
 SHARE           ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING        EXPENSE
 CLASS              (7/01/05)        (12/31/05)(1)            PERIOD(2)      (12/31/05)           PERIOD(2)          RATIO

Series I           $1,000.00           $1,015.10               $4.27          $1,020.97            $4.28              0.84%
Series II           1,000.00            1,013.80                5.53           1,019.71             5.55              1.09

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.


====================================================================================================================================

performance including variable product       ties and asset-backed securities), is
charges, please contact your variable        compiled by Lehman Brothers, a global
product issuer or financial advisor.         investment bank.

   The returns and net asset values             The unmanaged Standard & Poor's
shown in this report are at the Fund         Composite Index of 500 Stocks (the S&P
level only and do not include variable       500--Registered Trademark-- INDEX) is
product issuer charges. If such charges      an index of common stocks frequently
were included, the total returns would       used as a general measure of U.S. stock
be lower.                                    market performance.

   The unmanaged Lehman Brothers U.S.           The Fund is not managed to track the
Aggregate Bond Index (the LEHMAN             performance of any particular index,
AGGREGATE INDEX), which represents the       including the indexes defined here, and
U.S. investment-grade fixed-rate bond        consequently, the performance of the
market (including government and             Fund may deviate significantly from the
corporate securities, mortgage               performance of the indexes.
pass-through securi-

AIM V.I. MONEY MARKET FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be              o Overall performance of AIM. The Board
Insurance Funds (the "Board") oversees       provided by AIM. The Board reviewed the      considered the overall performance of
the management of AIM V.I. Money Market      credentials and experience of the            AIM in providing investment advisory and
Fund (the "Fund") and, as required by        officers and employees of AIM who will       portfolio administrative services to the
law, determines annually whether to          provide investment advisory services to      Fund and concluded that such performance
approve the continuance of the Fund's        the Fund. In reviewing the                   was satisfactory.
advisory agreement with A I M Advisors,      qualifications of AIM to provide
Inc. ("AIM"). Based upon the                 investment advisory services, the Board      o Fees relative to those of clients of
recommendation of the Investments            reviewed the qualifications of AIM's         AIM with comparable investment
Committee of the Board, which is             investment personnel and considered such     strategies. The Board reviewed the
comprised solely of independent              issues as AIM's portfolio and product        advisory fee rate for the Fund under the
trustees, at a meeting held on June 30,      review process, AIM's legal and              Advisory Agreement. The Board noted that
2005, the Board, including all of the        compliance function, AIM's use of            this rate (i) was comparable to the
independent trustees, approved the           technology, AIM's portfolio                  advisory fee rate for a retail money
continuance of the advisory agreement        administration function and the quality      market fund, and higher than the
(the "Advisory Agreement") between the       of AIM's investment research. Based on       advisory fee rates for four
Fund) and AIM for another year,              the review of these and other factors,       institutional money market funds (one of
effective July 1, 2005.                      the Board concluded that the quality of      which has an "all-in" fee structure
                                             services to be provided by AIM was           whereby AIM pays all of the fund's
   The Board considered the factors          appropriate and that AIM currently is        ordinary operating expenses), advised by
discussed below in evaluating the            providing satisfactory services in           AIM with investment strategies
fairness and reasonableness of the           accordance with the terms of the             comparable to those of the Fund; (ii)
Advisory Agreement at the meeting on         Advisory Agreement.                          was lower than the advisory fee rate for
June 30, 2005 and as part of the Board's                                                  an offshore fund for which an AIM
ongoing oversight of the Fund. In their      o The performance of the Fund relative       affiliate serves as advisor with
deliberations, the Board and the             to comparable funds. The Board reviewed      investment strategies comparable to
independent trustees did not identify        the performance of the Fund during the       those of the Fund; and (iii) was higher
any particular factor that was               past one, three and five calendar years      than the advisory fee rates for three
controlling, and each trustee attributed     against the performance of funds advised     unregistered pooled investment vehicles
different weights to the various             by other advisors with investment            for which an AIM affiliate serves as
factors.                                     strategies comparable to those of the        advisor with investment strategies
                                             Fund. The Board noted that the Fund's        comparable to those of the Fund. The
   One of the responsibilities of the        performance in such periods was below        Board noted that AIM has agreed to limit
Senior Officer of the Fund, who is           the median performance of such               the Fund's total operating expenses, as
independent of AIM and AIM's affiliates,     comparable funds. Based on this review       discussed below. Based on this review,
is to manage the process by which the        and after taking account of all of the       the Board concluded that the advisory
Fund's proposed management fees are          other factors that the Board considered      fee rate for the Fund under the Advisory
negotiated to ensure that they are           in determining whether to continue the       Agreement was fair and reasonable.
negotiated in a manner which is at arm's     Advisory Agreement for the Fund, the
length and reasonable. To that end, the      Board concluded that no changes should       o Fees relative to those of comparable
Senior Officer must either supervise a       be made to the Fund and that it was not      funds with other advisors. The Board
competitive bidding process or prepare       necessary to change the Fund's portfolio     reviewed the advisory fee rate for the
an independent written evaluation. The       management team at this time. However,       Fund under the Advisory Agreement. The
Senior Officer has recommended an            due to the Fund's under-performance, the     Board compared effective contractual
independent written evaluation in lieu       Board also concluded that it would be        advisory fee rates at a common asset
of a competitive bidding process and,        appropriate for management and the Board     level and noted that the Fund's rate was
upon the direction of the Board, has         to continue to closely monitor the           above the median rate of the funds
prepared such an independent written         performance of the Fund.                     advised by other advisors with
evaluation. Such written evaluation also                                                  investment strategies comparable to
considered certain of the factors            o The performance of the Fund relative       those of the Fund that the Board
discussed below. In addition, as             to indices. The Board reviewed the           reviewed. The Board noted that AIM has
discussed below, the Senior Officer made     performance of the Fund during the past      agreed to limit the Fund's total
certain recommendations to the Board in      one, three and five calendar years           operating expenses, as discussed below.
connection with such written evaluation.     against the performance of the Lipper        Based on this review, the Board
                                             Money Market Fund Index. The Board noted     concluded that the advisory fee rate for
   The discussion below serves as a          that the Fund's performance for the          the Fund under the Advisory Agreement
summary of the Senior Officer's              three and five year periods was              was fair and reasonable.
independent written evaluation and           comparable to the performance of such
recommendations to the Board in              Index and below such Index for the one       o Expense limitations and fee waivers.
connection therewith, as well as a           year period. Based on this review and        The Board noted that AIM has
discussion of the material factors and       after taking account of all of the other     contractually agreed to waive fees
the conclusions with respect thereto         factors that the Board considered in         and/or limit expenses of the Fund
that formed the basis for the Board's        determining whether to continue the          through April 30, 2006 so that total
approval of the Advisory Agreement.          Advisory Agreement for the Fund, the         annual operating expenses are limited to
After consideration of all of the            Board concluded that no changes should       a specified percentage of average daily
factors below and based on its informed      be made to the Fund and that it was not      net assets for each class of the Fund.
business judgment, the Board determined      necessary to change the Fund's portfolio     The Board considered the contractual
that the Advisory Agreement is in the        management team at this time. However,       nature of this fee waiver and noted that
best interests of the Fund and its           due to the Fund's under-performance, the     it remains in effect until April 30,
shareholders and that the compensation       Board also concluded that it would be        2006. The Board considered the effect
to AIM under the Advisory Agreement is       appropriate for management and the Board     this fee waiver/expense limitation would
fair and reasonable and would have been      to continue to closely monitor the           have on the Fund's estimated expenses
obtained through arm's length                performance of the Fund.                     and concluded that the levels of fee
negotiations.                                                                             waivers/expense limitations for the Fund
                                             o Meeting with the Fund's portfolio          were fair and reasonable.
o The nature and extent of the               managers and investment personnel. With
advisory services to be provided by AIM.     respect to the Fund, the Board is
The Board reviewed the services to be        meeting periodically with such Fund's
provided by AIM under the Advisory           portfolio managers and/or other
Agreement. Based on such review, the         investment personnel and believes that
Board concluded that the range of            such individuals are competent and able
services to be provided by AIM under the     to continue to carry out their
Advisory Agreement was appropriate and       responsibilities under the Advisory
that AIM currently is providing services     Agreement.
in accordance with the terms of the
Advisory Agreement.

                                                                                                                         (continued)

AIM V.I. MONEY MARKET FUND

o Breakpoints and economies of scale.        o Independent written evaluation and         o Historical relationship between the
The Board reviewed the structure of the      recommendations of the Fund's Senior         Fund and AIM. In determining whether to
Fund's advisory fee under the Advisory       Officer. The Board noted that, upon          continue the Advisory Agreement for the
Agreement, noting that it includes one       their direction, the Senior Officer of       Fund, the Board also considered the
breakpoint. The Board reviewed the level     the Fund, who is independent of AIM and      prior relationship between AIM and the
of the Fund's advisory fees, and noted       AIM's affiliates, had prepared an            Fund, as well as the Board's knowledge
that such fees, as a percentage of the       independent written evaluation in order      of AIM's operations, and concluded that
Fund's net assets, would decrease as net     to assist the Board in determining the       it was beneficial to maintain the
assets increase because the Advisory         reasonableness of the proposed               current relationship, in part, because
Agreement includes a breakpoint. The         management fees of the AIM Funds,            of such knowledge. The Board also
Board noted that, due to the Fund's          including the Fund. The Board noted that     reviewed the general nature of the
current asset levels and the way in          the Senior Officer's written evaluation      non-investment advisory services
which the advisory fee breakpoints have      had been relied upon by the Board in         currently performed by AIM and its
been structured, the Fund has yet to         this regard in lieu of a competitive         affiliates, such as administrative,
benefit from the breakpoint. The Board       bidding process. In determining whether      transfer agency and distribution
concluded that the Fund's fee levels         to continue the Advisory Agreement for       services, and the fees received by AIM
under the Advisory Agreement therefore       the Fund, the Board considered the           and its affiliates for performing such
would reflect economies of scale at          Senior Officer's written evaluation and      services. In addition to reviewing such
higher asset levels and that it was not      the recommendation made by the Senior        services, the trustees also considered
necessary to change the advisory fee         Officer to the Board that the Board          the organizational structure employed by
breakpoints in the Fund's advisory fee       consider implementing a process to           AIM and its affiliates to provide those
schedule.                                    assist them in more closely monitoring       services. Based on the review of these
                                             the performance of the AIM Funds. The        and other factors, the Board concluded
o Investments in affiliated money market     Board concluded that it would be             that AIM and its affiliates were
funds. The Board also took into account      advisable to implement such a process as     qualified to continue to provide
the fact that uninvested cash and cash       soon as reasonably practicable.              non-investment advisory services to the
collateral from securities lending                                                        Fund, including administrative, transfer
arrangements (collectively, "cash            o Profitability of AIM and its               agency and distribution services, and
balances") of the Fund may be invested       affiliates. The Board reviewed               that AIM and its affiliates currently
in money market funds advised by AIM         information concerning the profitability     are providing satisfactory
pursuant to the terms of an SEC              of AIM's (and its affiliates')               non-investment advisory services.
exemptive order. The Board found that        investment advisory and other activities
the Fund may realize certain benefits        and its financial condition. The Board       o Other factors and current trends. In
upon investing cash balances in AIM          considered the overall profitability of      determining whether to continue the
advised money market funds, including a      AIM, as well as the profitability of AIM     Advisory Agreement for the Fund, the
higher net return, increased liquidity,      in connection with managing the Fund.        Board considered the fact that AIM,
increased diversification or decreased       The Board noted that AIM's operations        along with others in the mutual fund
transaction costs. The Board also found      remain profitable, although increased        industry, is subject to regulatory
that the Fund will not receive reduced       expenses in recent years have reduced        inquiries and litigation related to a
services if it invests its cash balances     AIM's profitability. Based on the review     wide range of issues. The Board also
in such money market funds. The Board        of the profitability of AIM's and its        considered the governance and compliance
noted that, to the extent the Fund           affiliates' investment advisory and          reforms being undertaken by AIM and its
invests in affiliated money market           other activities and its financial           affiliates, including maintaining an
funds, AIM has voluntarily agreed to         condition, the Board concluded that the      internal controls committee and
waive a portion of the advisory fees it      compensation to be paid by the Fund to       retaining an independent compliance
receives from the Fund attributable to       AIM under its Advisory Agreement was not     consultant, and the fact that AIM has
such investment. The Board further           excessive.                                   undertaken to cause the Fund to operate
determined that the proposed securities                                                   in accordance with certain governance
lending program and related procedures       o Benefits of soft dollars to AIM. The       policies and practices. The Board
with respect to the lending Fund is in       Board considered the benefits realized       concluded that these actions indicated a
the best interests of the lending Fund       by AIM as a result of brokerage              good faith effort on the part of AIM to
and its respective shareholders. The         transactions executed through "soft          adhere to the highest ethical standards,
Board therefore concluded that the           dollar" arrangements. Under these            and determined that the current
investment of cash collateral received       arrangements, brokerage commissions paid     regulatory and litigation environment to
in connection with the securities            by other funds advised by AIM are used       which AIM is subject should not prevent
lending program in the money market          to pay for research and execution            the Board from continuing the Advisory
funds according to the procedures is in      services. This research may be used by       Agreement for the Fund.
the best interests of the lending Fund       AIM in making investment decisions for
and its respective shareholders.             the Fund. The Board concluded that such
                                             arrangements were appropriate.

                                             o AIM's financial soundness in light
                                             of the Fund's needs. The Board
                                             considered whether AIM is financially
                                             sound and has the resources necessary to
                                             perform its obligations under the
                                             Advisory Agreement, and concluded that
                                             AIM has the financial resources
                                             necessary to fulfill its obligations
                                             under the Advisory Agreement.

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)         VALUE
---------------------------------------------------------------------------------
COMMERCIAL PAPER-30.35%(A)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-1.03%


Atlantis One Funding Corp.
  4.15% (Acquired 10/06/05; Cost $489,683)(b)  04/03/06    $  500     $   494,812
=================================================================================



ASSET-BACKED SECURITIES- CONSUMER
  RECEIVABLES-4.50%


Old Line Funding, LLC
  4.27% (Acquired 12/08/05; Cost $995,967)(b)  01/11/06     1,000         999,051
---------------------------------------------------------------------------------
  4.35% (Acquired 12/28/05; Cost
  $1,159,753)(b)                               01/13/06     1,162       1,160,596
=================================================================================
                                                                        2,159,647
=================================================================================



ASSET-BACKED SECURITIES- FULLY BACKED-2.07%


Picaros Funding PLC/LLC (CEP-KBC Bank N.V.)
  3.42% (Acquired 06/03/05; Cost
  $974,350)(b)(c)                              02/28/06     1,000         994,680
=================================================================================



ASSET-BACKED SECURITIES- MULTI-PURPOSE-6.85%


Barton Capital LLC
  4.25% (Acquired 12/01/05; Cost
  $1,292,326)(b)                               01/20/06     1,300       1,297,391
---------------------------------------------------------------------------------
Gemini Securitization Corp., LLC
  4.34% (Acquired 12/14/05; Cost
  $1,986,016)(b)                               02/10/06     2,000       1,990,838
=================================================================================
                                                                        3,288,229
=================================================================================



ASSET-BACKED SECURITIES- SECURITY INVESTMENT
  VEHICLES-8.27%


Beta Finance Corp./Inc.
  3.93% (Acquired 09/20/05; Cost
  $1,960,045)(b)                               03/22/06     2,000       1,979,580
---------------------------------------------------------------------------------
Grenadier Funding Ltd./Corp.
  4.22% (Acquired 11/18/05; Cost $992,967)(b)  01/17/06     1,000         998,359
---------------------------------------------------------------------------------
Sigma Finance Corp./Inc.
  3.91% (Acquired 08/31/05; Cost
  $980,341)(b)(c)                              02/28/06     1,000         993,918
=================================================================================
                                                                        3,971,857
=================================================================================

                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)         VALUE
---------------------------------------------------------------------------------



ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-3.53%


Eureka Securitization, Inc.
  4.25% (Acquired 11/28/05; Cost
  $1,689,363)(b)                               01/20/06    $1,700     $ 1,696,588
=================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-4.10%


General Electric Capital Corp.
  4.40%                                        05/22/06     2,000       1,966,022
=================================================================================
    Total Commercial Paper (Cost $14,571,835)                          14,571,835
=================================================================================

VARIABLE RATE DEMAND NOTES-21.95%(D)

INSURED-3.19%(E)


Omaha (City of), Nebraska; Special Tax
  Redevelopment Taxable Series 2002 B RB
  (INS-Ambac Assurance Corp.) 4.48%(f)(g)      02/01/13     1,530       1,530,000
=================================================================================


LETTER OF CREDIT ENHANCED-18.76%(H)


Albuquerque (City of), New Mexico (Ktech
  Corp. Project); Taxable Series 2002 IDR
  (LOC-Wells Fargo Bank, N.A.)
  4.42%(g)                                     11/01/22     1,500       1,500,000
---------------------------------------------------------------------------------
Corp. Finance Managers Inc.; Floating Rate
  Notes (LOC-Wells Fargo Bank, N.A.)
  4.42%(f)(g)                                  02/02/43     1,825       1,825,000
---------------------------------------------------------------------------------
EPC Allentown LLC-Series 2005; Floating Rate
  Bond (LOC-Wachovia Bank, N.A.)
  4.40%(f)(g)                                  07/01/30     1,000       1,000,000
---------------------------------------------------------------------------------
Folk Financial Services Inc.-Series A;
  Floating Rate Loan Program Notes
  (LOC-National City Bank of the Midwest)
  4.53%(g)                                     10/15/27        35          35,000
---------------------------------------------------------------------------------
Lehigh (County of), Pennsylvania Industrial
  Development Authority (Bouras Industries);
  Taxable Series 2002 C IDR (LOC-Wachovia
  Bank, N.A.)
  4.45%(f)(g)                                  11/01/13       675         675,000
---------------------------------------------------------------------------------
Moon (City of), Pennsylvania Industrial
  Development Authority (One Thorn Run Assoc.
  Project); Taxable Series 1995 B IDR
  (LOC-National City Bank of Pennsylvania)
  4.49%(f)(g)                                  11/01/15       770         770,000
---------------------------------------------------------------------------------

                           AIM V.I. MONEY MARKET FUND


                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)         VALUE
---------------------------------------------------------------------------------
LETTER OF CREDIT ENHANCED-(CONTINUED)

North Carolina (State of) Roman Catholic
  Diocese of Charlotte; Series 2002 Floating
  Rate Bonds (LOC-Wachovia Bank, N.A.)
  4.40%(f)(g)                                  05/01/14    $1,200     $ 1,200,000
---------------------------------------------------------------------------------
Thomasville (City of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Taxable Series 2005 B RB
  (LOC-Wachovia Bank, N.A.) 4.45%(f)(g)        09/01/17     2,000       2,000,000
=================================================================================
                                                                        9,005,000
=================================================================================
    Total Variable Rate Demand Notes (Cost
      $10,535,000)                                                     10,535,000
=================================================================================

MEDIUM-TERM NOTES-5.62%

Metropolitan Life Global Funding I, Floating
  Rate MTN
  4.45% (Acquired 11/10/04; Cost
  $700,525)(b)(i)                              12/28/06       700         700,352
---------------------------------------------------------------------------------
Societe Generale S.A.; Unsec. Floating Rate
  MTN
  4.26% (Acquired 10/26/05; Cost
  $2,000,000)(b)(c)(i)                         11/24/06     2,000       2,000,000
=================================================================================
    Total Medium-Term Notes (Cost $2,700,352)                           2,700,352
=================================================================================

FUNDING AGREEMENTS-4.17%

New York Life Insurance Co.
  4.37% (Acquired 04/06/05; Cost
  $2,000,000)(b)(i)(j)                         04/05/06     2,000       2,000,000
=================================================================================

MASTER NOTE AGREEMENTS-4.17%

Merrill Lynch Mortgage Capital, Inc.
  4.39% (Acquired 11/16/05; Cost
  $2,000,000)(b)(f)(k)(l)                      02/14/06     2,000       2,000,000
=================================================================================

ASSET-BACKED SECURITIES-2.97%

DIVERSIFIED BANKS-0.89%

Residential Mortgage Securities- Series 17A,
  Class A-1, Floating Rate Bonds
  4.37% (Acquired 02/10/05; Cost
  $424,260)(b)(c)(i)                           02/14/06       424         424,260
=================================================================================

                                                          PRINCIPAL
                                                          AMOUNT
                                               MATURITY    (000)         VALUE
---------------------------------------------------------------------------------


FULLY BACKED-2.08%

RACERS Trust-Series 2004-6-MM, Floating Rate
  Notes (CEP-Lehman Brothers Holdings Inc.)
  4.37% (Acquired 04/13/04; Cost
  $1,000,000)(b)(i)                            06/22/06    $1,000     $ 1,000,000
=================================================================================
    Total Asset-Backed Securities (Cost
      $1,424,260)                                                       1,424,260
=================================================================================

CERTIFICATES OF DEPOSIT-2.08%

Svenska Handelsbanken A.B. (Cost $1,000,000)
  4.77%                                        12/19/06     1,000       1,000,000
=================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $34,231,447)                                   34,231,447
=================================================================================

REPURCHASE AGREEMENTS-28.98%

Banc of America Securities LLC
  4.27%(m)                                     01/03/06     2,000       2,000,000
---------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.
  4.27%(n)                                     01/03/06     2,000       2,000,000
---------------------------------------------------------------------------------
Deutsche Bank Securities Inc.
  4.25%(o)                                     01/03/06     2,000       2,000,000
---------------------------------------------------------------------------------
Goldman, Sachs & Co.
  4.35%(p)                                     01/03/06     2,000       2,000,000
---------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
  4.35%(q)                                     01/03/06     1,909       1,909,462
---------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.
  4.25%(r)                                     01/03/06     2,000       2,000,000
---------------------------------------------------------------------------------
Wachovia Capital Markets, LLC
  4.25%(s)                                     01/03/06     2,000       2,000,000
=================================================================================
    Total Repurchase Agreements (Cost
      $13,909,462)                                                     13,909,462
=================================================================================
TOTAL INVESTMENTS-100.29% (Cost
  $48,140,909)(t)(u)                                                   48,140,909
=================================================================================
OTHER ASSETS LESS LIABILITIES-(0.29%)                                    (138,745)
=================================================================================
NET ASSETS-100.00%                                                    $48,002,164
_________________________________________________________________________________
=================================================================================

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
INS     - Insurance
LOC     - Letter of Credit
MTN     - Medium Term Notes
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
Unsec.  - Unsecured

                           AIM V.I. MONEY MARKET FUND

Notes to Schedule of Investments:

(a) Security traded on a discount basis. Unless otherwise indicated, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was 20,730,425, which represented 43.19% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) The security is credit guaranteed, enhanced or has credit risk by a foreign entity. No concentration of any single foreign country was greater than 5%.
(d) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(e) Principal and/or interest payments are secured by the bond insurance company listed.
(f) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Interest rate is redetermined weekly. Rate shown is the rate in effect on December 31, 2005.
(h) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2005.
(j) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities, at the time of purchase. The value of this security considered illiquid at December 31, 2005 represented 4.17% of the Fund's Net Assets.
(k) Interest rate is redetermined daily. Rate shown is the rate in effect on December 31, 2005.
(l) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based on the timing of the demand.
(m) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $500,237,222. Collateralized by $522,979,957 U.S. Government obligations, 5.00% due 07/01/35 with an aggregate value at 12/31/05 of $510,000,001. The amount to be received upon repurchase by the Fund is $2,000,949.
(n) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $250,118,611. Collateralized by $359,081,246 U.S. Government obligations, 3.58% to 5.68% due 07/01/09 to 11/01/35 with an aggregate value at 12/31/05 of $255,001,647. The amount to be received upon repurchase by the Fund is $2,000,949.
(o) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $125,059,028. Collateralized by $129,130,700 U.S. Government obligations, 3.64% to 6.00% due 02/01/18 to 09/01/35 with an aggregate value at 12/31/05 of $127,500,000. The amount to be received upon repurchase by the Fund is $2,000,944.
(p) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $250,120,833. Collateralized by $254,562,198 U.S. Government obligations, 4.43% to 7.50% due 04/01/27 to 01/01/36 with an aggregate value at 12/31/05 of $255,000,000. The amount to be received upon repurchase by the Fund is $2,000,967.
(q) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $500,241,667. Collateralized by $510,250,598 U.S. Government obligations, 3.73% to 6.09% due 01/01/2031 to 10/01/40 with an aggregate value at 12/31/05 of $510,000,938. The amount to be received upon repurchase by the Fund is $1,910,385.
(r) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $250,118,056. Collateralized by $253,800,715 U.S. Government obligations, 4.40% to 6.00% due 09/01/34 to 11/01/35 with an aggregate value at 12/31/05 of $256,777,487. The amount to be received upon repurchase by the Fund is $2,000,944.
(s) Joint repurchase agreement entered into 12/30/05 with an aggregate maturing value of $250,118,056. Collateralized by $252,901,331 U.S. Government obligations, 3.03% to 9.00% due 10/15/09 to 12/15/45 with an aggregate value at 12/31/05 of $255,000,000. The amount to be received upon repurchase by the Fund is $2,000,944.
(t) This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it will not be primarily responsible for the issuer's obligations but may be called upon to satisfy issuer's obligations.

ENTITIES                                                        PERCENTAGE
--------------------------------------------------------------------------
Wachovia Bank, N.A                                                 14.3
--------------------------------------------------------------------------
Wells Fargo, N.A                                                    6.9
--------------------------------------------------------------------------
Other Entities Less than 5%                                        78.8
__________________________________________________________________________
==========================================================================

(u) Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:

Investments, excluding repurchase agreements,
  at value (cost $34,231,447)                    $34,231,447
------------------------------------------------------------
Repurchase agreements (cost $13,909,462)          13,909,462
============================================================
    Total investments (cost $48,140,909)          48,140,909
============================================================
Receivables for:
  Fund shares sold                                    46,496
------------------------------------------------------------
  Interest                                            88,906
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                45,057
------------------------------------------------------------
Other assets                                           1,867
============================================================
    Total assets                                  48,323,235
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             234,433
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             50,765
------------------------------------------------------------
Accrued administrative services fees                  25,953
------------------------------------------------------------
Accrued distribution fees -- Series II                 2,374
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               104
------------------------------------------------------------
Accrued operating expenses                             7,442
============================================================
    Total liabilities                                321,071
============================================================
Net assets applicable to shares outstanding      $48,002,164
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $47,995,820
------------------------------------------------------------
Undistributed net investment income                    6,344
============================================================
                                                 $48,002,164
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $44,922,554
____________________________________________________________
============================================================
Series II                                        $ 3,079,610
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                          44,921,203
____________________________________________________________
============================================================
Series II                                          3,079,535
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      1.00
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                          $1,792,987
============================================================

EXPENSES:

Advisory fees                                        218,849
------------------------------------------------------------
Administrative services fees                         151,196
------------------------------------------------------------
Custodian fees                                         3,077
------------------------------------------------------------
Distribution fees -- Series II                        11,398
------------------------------------------------------------
Transfer agent fees                                    4,533
------------------------------------------------------------
Trustees' and officer's fees and benefits             16,634
------------------------------------------------------------
Professional services fees                            35,077
------------------------------------------------------------
Other                                                 17,917
============================================================
  Total expenses                                     458,681
============================================================
Net investment income                              1,334,306
============================================================
Net increase in net assets resulting from
  operations                                      $1,334,306
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,334,306    $    461,065
==========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,235,959)       (436,246)
------------------------------------------------------------------------------------------
  Series II                                                        (98,347)        (24,819)
==========================================================================================
  Decrease in net assets resulting from distributions           (1,334,306)       (461,065)
==========================================================================================
Share transactions-net:
  Series I                                                      (9,084,618)    (23,498,214)
------------------------------------------------------------------------------------------
  Series II                                                     (2,996,593)      3,693,695
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (12,081,211)    (19,804,519)
==========================================================================================
    Net increase (decrease) in net assets                      (12,081,211)    (19,804,519)
==========================================================================================

NET ASSETS:

  Beginning of year                                             60,083,375      79,887,894
==========================================================================================
  End of year (including undistributed net investment income
    of $6,344 and $6,344, respectively)                       $ 48,002,164    $ 60,083,375
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of

                           AIM V.I. MONEY MARKET FUND

     U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.40%
---------------------------------------------------------------------
Over $250 million                                               0.35%
 ____________________________________________________________________
=====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) extraordinary items; (iv) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $101,196 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $4,533.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $11,398.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,098 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                           AIM V.I. MONEY MARKET FUND

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005         2004
------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,334,306    $461,065
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
---------------------------------------------------------------------------
Undistributed ordinary income                                   $    52,365
---------------------------------------------------------------------------
Temporary book/tax differences                                      (46,021)
---------------------------------------------------------------------------
Shares of beneficial interest                                    47,995,820
===========================================================================
Total net assets                                                $48,002,164
___________________________________________________________________________
===========================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2005.

                           AIM V.I. MONEY MARKET FUND

NOTE 6--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                       2005 (A)                         2004
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     55,383,109    $ 55,383,109     30,161,445    $ 30,161,445
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    10,356,640      10,356,640     13,875,916      13,875,916
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                      1,235,959       1,235,959        436,232         436,232
------------------------------------------------------------------------------------------------------------------------
  Series II                                                        98,347          98,347         24,822          24,822
========================================================================================================================
Reacquired:
  Series I                                                    (65,703,686)    (65,703,686)   (54,095,891)    (54,095,891)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                   (13,451,580)    (13,451,580)   (10,207,043)    (10,207,043)
========================================================================================================================
                                                              (12,081,211)   $(12,081,211)   (19,804,519)   $(19,804,519)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 90% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 7--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      SERIES I
                                                              --------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2005          2004       2003        2002        2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $   1.00    $   1.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.02          0.01       0.01        0.01        0.04
----------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.02)        (0.01)     (0.01)      (0.01)      (0.04)
======================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $   1.00    $   1.00
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(a)                                                  2.51%         0.69%      0.58%       1.19%       3.61%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,923       $54,008    $77,505    $119,536    $128,277
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          0.82%(b)      0.75%      0.66%       0.67%       0.64%
======================================================================================================================
Ratio of net investment income to average net assets             2.46%(b)      0.67%      0.59%       1.18%       3.36%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $50,153,158.

                           AIM V.I. MONEY MARKET FUND


                                                                                        SERIES II
                                                              -------------------------------------------------------------
                                                                                                          DECEMBER 16, 2001
                                                                      YEAR ENDED DECEMBER 31,             (DATE SALES
                                                              ----------------------------------------    COMMENCED) TO
                                                               2005         2004      2003       2002     DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 1.00       $ 1.00    $  1.00    $ 1.00         $ 1.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.02         0.00      0.003      0.01           0.00
===========================================================================================================================
Less dividends from net investment income                      (0.02)       (0.00)    (0.003)    (0.01)         (0.00)
===========================================================================================================================
Net asset value, end of period                                $ 1.00       $ 1.00    $  1.00    $ 1.00         $ 1.00
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(a)                                                 2.26%        0.44%      0.33%     0.93%          0.05%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,080       $6,076    $ 2,382    $7,831         $  997
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                         1.07%(b)     1.00%      0.91%     0.92%          0.89%(c)
===========================================================================================================================
Ratio of net investment income to average net assets            2.21%(b)     0.42%      0.34%     0.93%          3.11%(c)
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)  Ratios are based on average daily net assets of $4,559,061.
(c)  Annualized.

NOTE 8--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

                           AIM V.I. MONEY MARKET FUND

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Money Market Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                           AIM V.I. MONEY MARKET FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 fiscal year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0.00% is eligible for the dividends received deduction for corporations.

                           AIM V.I. MONEY MARKET FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. MONEY MARKET FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
                              1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

                           AIM V.I. MONEY MARKET FUND

                                                    AIM V.I. PREMIER EQUITY FUND
                               Annual Report to Shareholders o December 31, 2005


                         AIM V.I. PREMIER EQUITY FUND seeks to achieve long-term
                             growth of capital. Income is a secondary objective.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================
================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. PREMIER EQUITY FUND

MANAGEMENT'S DISCUSSION                                                                      The growth team uses quantitative and
OF FUND PERFORMANCE                                                                       fundamental analysis to identify
=====================================================================================     companies generating sustainable,
PERFORMANCE SUMMARY                                                                       above-average earnings and cash flow
                                             ========================================     growth that is not fully reflected in
For the year ended December 31, 2005,                                                     investor expectations or equity
the Fund outperformed the S&P 500 Index.     FUND VS. INDEXES                             valuations. Quantitative analysis
Strong stock selection in the health                                                      focuses on the level, growth rate and
care and energy sectors resulted in          TOTAL RETURNS, 12/31/04-12/31/05,            sustainability of earnings, revenue and
outperformance versus the sector returns     EXCLUDING VARIABLE PRODUCT ISSUER            cash flow. Fundamental analysis seeks to
in the benchmark index.                      CHARGES. IF VARIABLE PRODUCT ISSUER          understand a company's drivers of
                                             CHARGES WERE INCLUDED, RETURNS WOULD BE      success and to assess their durability.
   Your Fund's long-term performance         LOWER.                                       The team's sell process seeks to
appears on Pages 4 and 5.                                                                 identify deterioration in the underlying
                                             Series I Shares                    5.65%     reasons a stock was initially purchased.
                                                                                          Conditions that may cause us to sell a
                                             Series II Shares                   5.36      stock include deteriorating business
                                                                                          prospects, slowing earnings growth, an
                                             Standard & Poor's Composite                  extended valuation or a more attractive
                                             Index of 500 Stocks (S&P 500                 opportunity in another security.
                                             Index) (Broad Market and
                                             Style-specific Index)              4.91         Our portfolio is a well-diversified,
                                                                                          large-cap core fund of 125 to 200 stocks
                                             Lipper Large-Cap Core Fund                   with the majority of holdings allocated
                                             Index (Peer Group Index)           5.72      to core holdings and lesser amounts
                                                                                          allocated to value and growth holdings.
                                                                                          We strive to manage risk through the
                                             SOURCE: LIPPER, INC.                         large number of holdings and our
                                             ========================================     diversified exposure to a broad variety
=====================================================================================     of industries across the value-to-growth
HOW WE INVEST                                   The value team capitalizes on the         continuum.
                                             fact that stock prices are more volatile
We combine core, value and growth            than business values and seeks to invest     MARKET CONDITIONS AND YOUR FUND
disciplines, each of which has a             when a significant difference exists
different management team, to provide        between a stock's market price and its       During the year, economic indicators
return potential in a variety of             estimate of the company's intrinsic          were generally positive, pointing to the
markets. Each team manages its               value. (Estimated intrinsic value is a       health of the U.S. economy. Throughout
respective discipline independently.         value determined by the business's           the year, the nation's gross domestic
                                             estimated future cash flows and is           product reflected continuing growth.
   The core team identifies growing          independent of the stock market.) The        Corporate earnings growth was generally
companies whose stock prices may be          team considers selling a stock to            healthy, while manufacturing growth
experiencing some near-term distress.        capitalize on a more attractive              continued and inflation remained low.
Applying rigorous fundamental research       opportunity, if a stock is trading
focusing on cash flow analysis, the team     significantly above estimated intrinsic
identifies companies with management         value, or if there is a permanent,
teams capable of weathering any              fundamental deterioration resulting in
near-term challenges while successfully      reduced intrinsic value with inadequate
generating improving levels of free cash     upside potential or unexpected
flow. The team considers selling a stock     deterioration in financial strength.
when a price target is exceeded, there
is deterioration in fundamentals, or a
more compelling opportunity exists.

========================================     ========================================     ========================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                    1. Pharmaceuticals                  8.5%     1.  Tyco International Ltd.          3.1%
Financials                          17.8%    2. Oil & Gas Equipment &                     2.  Microsoft Corp.                  1.7
Health Care                         17.6        Services                         5.1      3.  BJ Services Co.                  1.5
Information Technology              17.2     3. Property & Casualty Insurance    5.1      4.  ACE Ltd.                         1.5
Industrials                         11.6     4. Industrial Conglomerates         4.5      5.  Waste Management, Inc.           1.5
Energy                              10.5     5. Investment Banking &                      6.  Merck & Co. Inc.                 1.4
Consumer Discretionary               9.6        Brokerage                        3.9      7.  Citigroup Inc.                   1.4
Consumer Staples                     7.9     6. Systems Software                 3.7      8.  Computer Associates
Telecommunication Services           1.3     7. Semiconductors                   3.6          International, Inc.              1.4
Materials                            0.9     8. Managed Health Care              3.3      9.  Analog Devices, Inc.             1.4
Exchange Traded Funds                0.6     9. Integrated Oil & Gas             3.2      10. WellPoint, Inc.                  1.3
Utilities                            0.5     10.Packaged Foods & Meats           3.0
Money Market Funds Plus
Other Assets Less Liabilities        4.5     TOTAL NET ASSETS          $1.56 BILLION
                                             TOTAL NUMBER OF HOLDINGS*           148

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

                                       2

AIM V.I. PREMIER EQUITY FUND

However, many investors focused on the          Some well-known large-cap names in        THE VIEWS AND OPINIONS EXPRESSED IN
impact that record-breaking energy           information technology (IT) struggled        MANAGEMENT'S DISCUSSION OF FUND
prices and rising interest rates could       this year. IBM and CISCO SYSTEMS, both       PERFORMANCE ARE THOSE OF A I M ADVISORS,
have on consumer spending, which             held at fiscal year-end, detracted from      INC. THESE VIEWS AND OPINIONS ARE
accounts for approximately two-thirds of     performance, but we remain confident in      SUBJECT TO CHANGE AT ANY TIME BASED ON
the U.S. economy.                            their potential to achieve the price         FACTORS SUCH AS MARKET AND ECONOMIC
                                             targets we have set for them.                CONDITIONS. THESE VIEWS AND OPINIONS MAY
   Most domestic equity indexes produced                                                  NOT BE RELIED UPON AS INVESTMENT ADVICE
single-digit returns for 2005. In the           In your Fund's 2004 annual report, we     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
S&P 500 Index, energy and utilities were     highlighted TYCO as a top contributor        PARTICULAR SECURITY. THE INFORMATION IS
the highest-performing sectors, while        for the year. However, for 2005, this        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
consumer discretionary and                   holding detracted from performance. This     OF ANY MARKET, COUNTRY, INDUSTRY,
telecommunication services both posted       manufacturing conglomerate disappointed      SECURITY OR THE FUND. STATEMENTS OF FACT
negative returns for the year.               investors by missing its forecasted          ARE FROM SOURCES CONSIDERED RELIABLE,
                                             earnings for the second quarter. Part of     BUT A I M ADVISORS, INC. MAKES NO
   During the year, we did not change        the reason for the disappointment was        REPRESENTATION OR WARRANTY AS TO THEIR
the weighting of the three investment        the effect of increased cost of raw          COMPLETENESS OR ACCURACY. ALTHOUGH
disciplines within the portfolio. We did     materials on margins in its plastics and     HISTORICAL PERFORMANCE IS NO GUARANTEE
make some marginal shifts within             adhesives business when oil prices rose      OF FUTURE RESULTS, THESE INSIGHTS MAY
sectors. In financials, we increased our     dramatically. As the price of oil            HELP YOU UNDERSTAND OUR INVESTMENT
exposure by adding to our insurance          flattened later in the year, Tyco was        MANAGEMENT PHILOSOPHY.
HOLDINGS. In the consumer discretionary      able to recapture some of the lost
sector, which was the worst performing       margins. We remain confident in company                  RONALD S. SLOAN, Chartered
sector in the index, we reduced our          leadership, which has continued to pay                   Financial Analyst, senior
exposure.                                    back debt, repurchase shares and focus         [SLOAN    portfolio manager, is lead
                                             on the company's most successful core           PHOTO]   portfolio manager of AIM
   Several of the Fund's stocks in the       pursuits. In December, management                        V.I. Premier Equity Fund.
property and casualty insurance industry     announced an agreement on the sale of                    Mr. Sloan has 35 years of
were strong performers. These                the plastics and adhesives business, and     experience in the investment industry.
stocks--long-term holdings ACE LTD. and      at year-end, we expected positive            He joined AIM in 1998. Mr. Sloan
ST. PAUL TRAVELERS, along with CHUBB,        long-term prospects for this holding.        attended the University of Missouri,
which we acquired this year--saw price                                                    where he received both a B.S. in
appreciation partly based on                 IN CLOSING                                   business administration and an M.B.A.
anticipation of better times ahead for
the industry. As a result of the             Throughout the year, we balanced the                        LANNY H. SACHNOWITZ,
hurricane devastation in 2005, many          weighting of the Fund's holdings to                         senior portfolio manager,
insurers sustained heavy losses.             provide shareholders the investment          [SACHNOWITZ    is a manager of AIM V.I.
Investors acted on the belief that such      profile of a core fund. A core fund is            PHOTO]    Premier Equity Fund. Mr.
losses would put an end to the               designed to benefit from favorable                          Sachnowitz joined AIM in
discounting of premium prices and that a     markets and to give up less during                          1987. He received a B.S.
stronger pricing cycle would result in       difficult times. As such, we provided        in finance from the University of
increased profitability and                  competitive returns, outperforming the       Southern California, and he received his
corresponding share price increases.         S&P 500 Index for the year. At the same      M.B.A from the University of Houston.
                                             time, we maintained our long-term
   In the second half of the year we         investment horizon, owning companies                        BRET W. STANLEY,
shifted our focus within the energy          with management teams that have track         [STANLEY      Chartered Financial
sector to oil and gas equipment and          records of generating cash and                  PHOTO]      Analyst, senior portfolio
services companies and away from oil and     appropriating it to benefit their                           manager, is a manager of
gas exploration and production               shareholders. Thank you for your                            AIM V.I. Premier Equity
companies. The top contributor to Fund       investment in AIM V.I. Premier Equity                       Fund. Mr. Stanley has 17
performance for the year, BJ SERVICES,       Fund.                                        years of experience in the investment
is an oil and gas services company. We                                                    industry. He joined AIM in 1998. Mr.
selected BJ Services for its clean           ========================================     Stanley attended The University of
balance sheet, high returns on invested      In November 2005, your Fund's board          Texas, where he received his B.B.A in
capital and disciplined management.          approved--subject to shareholder             finance, and the University of Houston,
                                             approval--the proposed merger of AIM         where he earned his M.S. in finance.
   The Fund's health care holdings           V.I. Premier Equity Fund into AIM V.I.
contributed to outperformance versus the     Core Equity Fund.                            Assisted by the Mid/Large Cap Core Team,
S&P 500 Index for the year. Managed          ========================================     Large/Multi-Cap Growth Team and Basic
health care companies CIGNA,                                                              Value Team
UNITEDHEALTH GROUP and WELLPOINT, as
well as pharmaceutical holdings JOHNSON                                                             [RIGHT ARROW GRAPHIC]
& JOHNSON and WYETH, benefited Fund
performance.                                                                              FOR A DISCUSSION OF THE RISKS OF
                                                                                          INVESTING IN YOUR FUND,INDEXES USED IN
                                                                                          THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                          PERFORMANCE, PLEASE TURN TO PAGE 4 AND
                                                                                          5.

AIM V.I. PREMIER EQUITY FUND


YOUR FUND'S LONG-TERM PERFORMANCE

     RESULTS OF A $10,000 INVESTMENT

     FUND DATA FROM 5/5/93, INDEX DATA FROM 4/30/93



                                [MOUNTAIN CHART]

====================================================================================================================================
DATE          AIM V.I. PREMIER LIPPER LARGE-CAP    S&P
              EQUITY FUND-     CORE FUND           500                10/99               35794          30479            35568
              SERIES I SHARES  INDEX               INDEX              11/99               37548          31227            36291
                                                                      12/99               39835          33304            38425
4/30/93                        $10000              $10000             1/00                38859          31957            36495
5/93          $10170           10259               10267              2/00                40463          31947            35805
6/93          10690            10313               10297              3/00                43389          34724            39305
7/93          10690            10273               10255              4/00                41593          33591            38123
8/93          11050            10653               10644              5/00                38369          32735            37342
9/93          11230            10653               10562              6/00                39724          33933            38261
10/93         11370            10818               10780              7/00                38369          33404            37664
11/93         10980            10647               10678              8/00                41105          35709            40002
12/93         11482            10891               10807              9/00                37229          33807            37891
1/94          12194            11242               11174              10/00               36707          33416            37730
2/94          12225            11030               10871              11/00               33261          30477            34757
3/94          11804            10523               10398              12/00               34002          30850            34928
4/94          11795            10625               10531              1/01                35845          31723            36166
5/94          11694            10709               10703              2/01                32694          28771            32871
6/94          11313            10426               10441              3/01                30154          27005            30790
7/94          11594            10739               10784              4/01                32943          29057            33180
8/94          12224            11122               11225              5/01                32756          29221            33403
9/94          12043            10889               10950              6/01                31969          28445            32590
10/94         12164            11065               11196              7/01                31333          28032            32269
11/94         11753            10675               10789              8/01                29206          26382            30251
12/94         11946            10774               10949              9/01                26989          24380            27809
1/95          11946            10964               11232              10/01               27661          24954            28339
2/95          12562            11341               11670              11/01               29393          26589            30512
3/95          13127            11623               12013              12/01               29728          26890            30780
4/95          13400            11879               12367              1/02                28646          26466            30331
5/95          13885            12262               12860              2/02                27511          26023            29746
6/95          14805            12584               13159              3/02                28708          26908            30865
7/95          15835            13014               13595              4/02                26302          25501            28994
8/95          15916            13034               13629              5/02                25781          25315            28781
9/95          16522            13521               14204              6/02                23425          23567            26732
10/95         16149            13458               14153              7/02                21809          21816            24649
11/95         16623            13984               14773              8/02                21822          21995            24810
12/95         16278            14195               15058              9/02                19441          19859            22116
1/96          16348            14613               15570              10/02               20919          21402            24061
2/96          16519            14791               15715              11/02               22065          22358            25476
3/96          16387            14926               15866              12/02               20734          21180            23980
4/96          16751            15143               16100              1/03                20262          20624            23353
5/96          16893            15445               16514              2/03                20083          20351            23002
6/96          17196            15467               16577              3/03                20455          20522            23225
7/96          16388            14835               15845              4/03                21797          22035            25137
8/96          16761            15172               16180              5/03                22679          23102            26460
9/96          17448            15959               17090              6/03                22897          23331            26798
10/96         17862            16276               17561              7/03                23408          23698            27271
11/96         18660            17331               18887              8/03                23677          24157            27801
12/96         18722            17012               18513              9/03                23497          23844            27507
1/97          19343            17942               19669              10/03               24724          25011            29062
2/97          19429            17920               19824              11/03               24813          25221            29318
3/97          18508            17153               19011              12/03               25934          26434            30854
4/97          19333            18103               20144              1/04                26230          26807            31420
5/97          20768            19202               21376              2/04                26474          27124            31857
6/97          21711            20035               22326              3/04                26103          26699            31376
7/97          23306            21617               24102              4/04                25424          26284            30885
8/97          22150            20517               22753              5/04                25707          26552            31308
9/97          23521            21573               23998              6/04                26244          27026            31916
10/97         22707            20908               23198              7/04                25039          26070            30860
11/97         23007            21591               24271              8/04                24924          26086            30984
12/97         23157            21983               24687              9/04                25283          26385            31319
1/98          23312            22200               24960              10/04               25566          26742            31798
2/98          24813            23774               26759              11/04               26566          27757            33084
3/98          25979            24950               28129              12/04               27435          28625            34209
4/98          26203            25202               28417              1/05                26905          27978            33376
5/98          25925            24772               27929              2/05                27483          28500            34077
6/98          27426            25949               29063              3/05                27085          27978            33475
7/98          27360            25739               28755              4/05                26440          27355            32840
8/98          22635            21887               24601              5/05                27085          28240            33884
9/98          24136            22975               26178              6/05                27291          28337            33933
10/98         26171            24698               28304              7/05                28167          29345            35194
11/98         27615            26167               30019              8/05                27883          29076            34873
12/98         30661            27904               31748              9/05                28231          29412            35155
1/99          32470            28880               33075              10/05               27729          29060            34569
2/99          31723            27988               32047              11/05               28772          30173            35875
3/99          33360            29114               33329              12/05               28974          30262            35888
4/99          33430            29894               34620
5/99          32892            29101               33803
6/99          35089            30725               35674
7/99          34296            29823               34565
8/99          33737            29519               34394
9/99          33832            28719               33452
====================================================================================================================================
                                                                                                                SOURCE: LIPPER, INC.


Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.

AIM V.I. PREMIER EQUITY FUND

========================================     RULE 12B-1 FEES APPLICABLE TO THE SERIES     THROUGH INSURANCE COMPANIES ISSUING
AVERAGE ANNUAL TOTAL RETURNS                 II SHARES. SERIES I AND SERIES II SHARES     VARIABLE PRODUCTS. YOU CANNOT PURCHASE
As of 12/31/05                               INVEST IN THE SAME PORTFOLIO OF              SHARES OF THE FUND DIRECTLY. PERFORMANCE
SERIES I SHARES                              SECURITIES AND WILL HAVE SUBSTANTIALLY       FIGURES GIVEN REPRESENT THE FUND AND ARE
Inception (5/5/93)                 8.77%     SIMILAR PERFORMANCE, EXCEPT TO THE           NOT INTENDED TO REFLECT ACTUAL VARIABLE
10 Years                           5.94      EXTENT THAT EXPENSES BORNE BY EACH CLASS     PRODUCT VALUES. THEY DO NOT REFLECT
 5 Years                          -3.14      DIFFER.                                      SALES CHARGES, EXPENSES AND FEES
 1 Year                            5.65                                                   ASSESSED IN CONNECTION WITH A VARIABLE
                                                THE PERFORMANCE DATA QUOTED REPRESENT     PRODUCT. SALES CHARGES, EXPENSES AND
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE        FEES, WHICH ARE DETERMINED BY THE
10 Years                           5.67%     COMPARABLE FUTURE RESULTS; CURRENT           VARIABLE PRODUCT ISSUERS, WILL VARY AND
 5 Years                          -3.38      PERFORMANCE MAY BE LOWER OR HIGHER.          WILL LOWER THE TOTAL RETURN.
 1 Year                            5.36      PLEASE CONTACT YOUR VARIABLE PRODUCT
========================================     ISSUER OR FINANCIAL ADVISOR FOR THE MOST        PER NASD REQUIREMENTS, THE MOST
CUMULATIVE TOTAL RETURNS                     RECENT MONTH-END VARIABLE PRODUCT            RECENT MONTH-END PERFORMANCE DATA AT THE
Six months ended 12/31/05                    PERFORMANCE. PERFORMANCE FIGURES REFLECT     FUND LEVEL, EXCLUDING VARIABLE PRODUCT
Series I                           6.20%     FUND EXPENSES, REINVESTED DISTRIBUTIONS      CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Series II                          6.06      AND CHANGES IN NET ASSET VALUE.              INFORMATION LINE, 866-702-4402. AS
========================================     INVESTMENT RETURN AND PRINCIPAL VALUE        MENTIONED ABOVE, FOR THE MOST RECENT
                                             WILL FLUCTUATE SO THAT YOU MAY HAVE A        MONTH-END PERFORMANCE INCLUDING VARIABLE
RETURNS SINCE SEPTEMBER 19, 2001, THE        GAIN OR LOSS WHEN YOU SELL SHARES.           PRODUCT CHARGES, PLEASE CONTACT YOUR
INCEPTION DATE OF SERIES II SHARES, ARE                                                   VARIABLE PRODUCT ISSUER OR FINANCIAL
HISTORICAL. ALL OTHER RETURNS ARE THE           AIM V.I. PREMIER EQUITY FUND, A           ADVISOR.
BLENDED RETURNS OF THE HISTORICAL            SERIES PORTFOLIO OF AIM VARIABLE
PERFORMANCE OF SERIES II SHARES SINCE        INSURANCE FUNDS, IS CURRENTLY OFFERED
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER

PRINCIPAL RISKS OF INVESTING IN THE FUND     and/or adverse tax consequences              OTHER INFORMATION
                                             resulting from transactions in the same
The Fund may invest up to 25% of its         security at or at about the same time.       The returns shown in management's
assets in the securities of non-U.S.                                                      discussion of Fund performance are based
issuers. International investing             ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for
presents certain risks not associated                                                     shareholder transactions. Generally
with investing solely in the United          The unmanaged Standard & Poor's              accepted accounting principles require
States. These include risks relating to      Composite Index of 500 Stocks (the S&P       adjustments to be made to the net assets
fluctuations in the value of the U.S.        500--REGISTERED TRADEMARK-- INDEX) is        of the Fund at period end for financial
dollar relative to the values of other       an index of common stocks frequently         reporting purposes, and as such, the net
currencies, the custody arrangements         used as a general measure of U.S. stock      asset values for shareholder
made for the Fund's foreign holdings,        market performance.                          transactions and the returns based on
differences in accounting, political                                                      those net asset values may differ from
risks and the lesser degree of public           The unmanaged LIPPER LARGE-CAP CORE       the net asset values and returns
information required to be provided by       FUND INDEX represents an average of the      reported in the Financial Highlights.
non-U.S. companies.                          performance of the 30 largest                Additionally, the returns and net asset
                                             large-capitalization core equity funds       values shown throughout this report are
   The Fund's investments in different,      tracked by Lipper, Inc., an independent      at the Fund level only and do not
independently managed investment             mutual fund performance monitor.             include variable product issuer charges.
disciplines create allocation risk,                                                       If such charges were included, the total
which is the risk that the allocation of        The Fund is not managed to track the      returns would be lower.
investments among core, growth and value     performance of any particular index,
companies may have a more significant        including the indexes defined here, and         Industry classifications used in this
effect on the Fund's net asset value         consequently, the performance of the         report are generally according to the
when one of these disciplines is             Fund may deviate significantly from the      Global Industry Classification Standard,
performing more poorly than the others.      performance of the indexes.                  which was developed by and is the
The active rebalancing of the Fund among                                                  exclusive property and a service mark of
these investment disciplines may result         A direct investment cannot be made in     Morgan Stanley Capital International
in increased transaction costs.              an index. Unless otherwise indicated,        Inc. and Standard & Poor's.
                                             index results include reinvested
   The Fund's investments in different,      dividends, and they do not reflect sales
independently managed investment             charges. Performance of an index of
disciplines may result in increased          funds reflects fund expenses;
transaction costs                            performance of a market index does not.

AIM V.I. PREMIER EQUITY FUND



CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this             The hypothetical account values and
                                             table, together with the amount you          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      invested, to estimate the expenses that      actual ending account balance or
ongoing costs, including management          you paid over the period. Simply divide      expenses you paid for the period. You
fees; distribution and/or service fees       your account value by $1,000 (for            may use this information to compare the
(12b-1); and other Fund expenses. This       example, an $8,600 account value divided     ongoing costs of investing in the Fund
example is intended to help you              by $1,000 = 8.6), then multiply the          and other funds. To do so, compare this
understand your ongoing costs (in            result by the number in the table under      5% hypothetical example with the 5%
dollars) of investing in the Fund and to     the heading entitled "Actual Expenses        hypothetical examples that appear in the
compare these costs with ongoing costs       Paid During Period" to estimate the          shareholder reports of the other funds.
of investing in other mutual funds. The      expenses you paid on your account during
example is based on an investment of         this period.                                    Please note that the expenses shown
$1,000 invested at the beginning of the                                                   in the table are meant to highlight your
period and held for the entire period        HYPOTHETICAL EXAMPLE FOR                     ongoing costs. Therefore, the
July 1, 2005, through December 31, 2005.     COMPARISON PURPOSES                          hypothetical information is useful in
                                                                                          comparing ongoing costs, and will not
   The actual and hypothetical expenses      The table below also provides                help you determine the relative total
in the examples below do not represent       information about hypothetical account       costs of owning different funds.
the effect of any fees or other expenses     values and hypothetical expenses based
assessed in connection with a variable       on the Fund's actual expense ratio and
product; if they did, the expenses shown     an assumed rate of return of 5% per year
would be higher while the ending account     before expenses, which is not the Fund's
values shown would be lower.                 actual return. The Fund's actual
                                             cumulative total returns at net asset
ACTUAL EXPENSES                              value after expenses for the six months
                                             ended December 31, 2005, appear in the
The table below provides information         table "Cumulative Total Returns" on Page
about actual account values and actual       5.
expenses.

====================================================================================================================================

                                                   ACTUAL                             HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING             ENDING             EXPENSES        ENDING             EXPENSES        ANNUALIZED
SHARE              ACCOUNT VALUE       ACCOUNT VALUE         PAID DURING   ACCOUNT VALUE        PAID DURING       EXPENSE
CLASS              (7/01/05)           (12/31/05)(1)          PERIOD(2)     (12/31/05)           PERIOD(2)         RATIO
Series I           $1,000.00           $1,062.00              $4.52         $1,020.82            $4.43             0.87%
Series II           1,000.00            1,060.60               5.82          1,019.56             5.70             1.12

(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. PREMIER EQUITY FUND




APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     o Fees relative to those of clients of
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               AIM with comparable investment
the management of AIM V.I. Premier           credentials and experience of the            strategies. The Board reviewed the
Equity Fund (the "Fund") and, as             officers and employees of AIM who will       advisory fee rate for the Fund under the
required by law, determines annually         provide investment advisory services to      Advisory Agreement. The Board noted that
whether to approve the continuance of        the Fund. In reviewing the                   this rate (i) was comparable to the
the Fund's advisory agreement with A I M     qualifications of AIM to provide             advisory fee rates for a mutual fund
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board      advised by AIM with investment
recommendation of the Investments            reviewed the qualifications of AIM's         strategies comparable to those of the
Committee of the Board, which is             investment personnel and considered such     Fund; and (ii) was lower than the
comprised solely of independent              issues as AIM's portfolio and product        advisory fee rates for three offshore
trustees, at a meeting held on June 30,      review process, various back office          funds for which an AIM affiliate serves
2005, the Board, including all of the        support functions provided by AIM and        as advisor with investment strategies
independent trustees, approved the           AIM's equity and fixed income trading        comparable to those of the Fund. The
continuance of the advisory agreement        operations. Based on the review of these     Board noted that AIM has agreed to waive
(the "Advisory Agreement") between the       and other factors, the Board concluded       advisory fees of the Fund and to limit
Fund and AIM for another year, effective     that the quality of services to be           the Fund's total operating expenses, as
July 1, 2005.                                provided by AIM was appropriate and that     discussed below. Based on this review,
                                             AIM currently is providing satisfactory      the Board concluded that the advisory
   The Board considered the factors          services in accordance with the terms of     fee rate for the Fund under the Advisory
discussed below in evaluating the            the Advisory Agreement.                      Agreement was fair and reasonable.
fairness and reasonableness of the
Advisory Agreement at the meeting on         o The performance of the Fund relative       o Fees relative to those of comparable
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed      funds with other advisors. The Board
ongoing oversight of the Fund. In their      the performance of the Fund during the       reviewed the advisory fee rate for the
deliberations, the Board and the             past one, three and five calendar years      Fund under the Advisory Agreement. The
independent trustees did not identify        against the performance of funds advised     Board compared effective contractual
any particular factor that was               by other advisors with investment            advisory fee rates at a common asset
controlling, and each trustee attributed     strategies comparable to those of the        level and noted that the Fund's rate was
different weights to the various             Fund. The Board noted that the Fund's        above the median rate of the funds
factors.                                     performance in such periods was below        advised by other advisors with
                                             the median performance of such               investment strategies comparable to
   One of the responsibilities of the        comparable funds. The Board noted that       those of the Fund that the Board
Senior Officer of the Fund, who is           AIM has acknowledged that the Fund           reviewed. The Board noted that AIM has
independent of AIM and AIM's affiliates,     continues to require a long-term             agreed to waive advisory fees of the
is to manage the process by which the        solution to its underperformance, and        Fund and to limit the Fund's total
Fund's proposed management fees are          that management is continuing to closely     operating expenses, as discussed below.
negotiated to ensure that they are           monitor the performance of the Fund and      Based on this review, the Board
negotiated in a manner which is at arm's     analyze various possible long-term           concluded that the advisory fee rate for
length and reasonable. To that end, the      solutions. Based on this review, the         the Fund under the Advisory Agreement
Senior Officer must either supervise a       Board concluded that no changes should       was fair and reasonable.
competitive bidding process or prepare       be made to the Fund and that it was not
an independent written evaluation. The       necessary to change the Fund's portfolio     o Expense limitations and fee waivers.
Senior Officer has recommended an            management team at this time.                The Board noted that AIM has
independent written evaluation in lieu                                                    contractually agreed to waive advisory
of a competitive bidding process and,        o The performance of the Fund relative       fees of the Fund through June 30, 2006
upon the direction of the Board, has         to indices. The Board reviewed the           to the extent necessary so that the
prepared such an independent written         performance of the Fund during the past      advisory fees payable by the Fund do not
evaluation. Such written evaluation also     one, three and five calendar years           exceed a specified maximum advisory fee
considered certain of the factors            against the performance of the Lipper        rate, which maximum rate includes
discussed below. In addition, as             Large Cap Core Index. The Board noted        breakpoints and is based on net asset
discussed below, the Senior Officer made     that the Fund's performance in such          levels. The Board noted that AIM also
certain recommendations to the Board in      periods was below the performance of         has contractually agreed to waive an
connection with such written evaluation.     such Index. The Board noted that AIM has     additional 0.02% of the Fund's advisory
                                             acknowledged that the Fund continues to      fees through June 30, 2006. The Board
   The discussion below serves as a          require a long-term solution to its          considered the contractual nature of
summary of the Senior Officer's              under-performance, and that management       these fee waivers and noted that they
independent written evaluation and           is continuing to closely monitor the         remain in effect until June 30, 2006.
recommendations to the Board in              performance of the Fund and analyze          The Board noted that AIM has
connection therewith, as well as a           various possible long-term solutions.        contractually agreed to waive fees
discussion of the material factors and       Based on this review, the Board              and/or limit expenses of the Fund
the conclusions with respect thereto         concluded that no changes should be made     through April 30, 2006 in an amount
that formed the basis for the Board's        to the Fund and that it was not              necessary to limit total annual
approval of the Advisory Agreement.          necessary to change the Fund's portfolio     operating expenses to a specified
After consideration of all of the            management team at this time.                percentage of average daily net assets
factors below and based on its informed                                                   for each class of the Fund. The Board
business judgment, the Board determined      o Meeting with the Fund's portfolio          considered the contractual nature of
that the Advisory Agreement is in the        managers and investment personnel. With      this fee waiver/expense limitation and
best interests of the Fund and its           respect to the Fund, the Board is            noted that it remains in effect through
shareholders and that the compensation       meeting periodically with such Fund's        April 30, 2006. The Board considered the
to AIM under the Advisory Agreement is       portfolio managers and/or other              effect these fee waivers/expense
fair and reasonable and would have been      investment personnel and believes that       limitations would have on the Fund's
obtained through arm's length                such individuals are competent and able      estimated expenses and concluded that
negotiations.                                to continue to carry out their               the levels of fee waivers/expense
                                             responsibilities under the Advisory          limitations for the Fund were fair and
o The nature and extent of the advisory      Agreement.                                   reasonable.
services to be provided by AIM. The
Board reviewed the services to be            o Overall performance of AIM. The Board      o Breakpoints and economies of scale.
provided by AIM under the Advisory           considered the overall performance of        The Board reviewed the structure of the
Agreement. Based on such review, the         AIM in providing investment advisory and     Fund's advisory fee under the Advisory
Board concluded that the range of            portfolio administrative services to the     Agreement, noting that it includes one
services to be provided by AIM under the     Fund and concluded that such performance     breakpoint. The Board reviewed the level
Advisory Agreement was appropriate and       was satisfactory.                            of the Fund's advisory fees, and noted
that AIM currently is providing services                                                  that such fees, as a percentage of the
in accordance with the terms of the                                                       Fund's net assets, have decreased as net
Advisory Agreement.
                                                                                                                         (continued)

AIM V.I. PREMIER EQUITY FUND

assets increased because the Advisory        process as soon as reasonably                were qualified to continue to provide
Agreement includes a breakpoint. The         practicable. The Board also considered       non-investment advisory services to the
Board noted that AIM has contractually       the Senior Officer's recommendation that     Fund, including administrative, transfer
agreed to waive advisory fees of the         the Board consider an additional fee         agency and distribution services, and
Fund through June 30, 2006 to the extent     waiver for the Fund due to the Fund's        that AIM and its affiliates currently
necessary so that the advisory fees          under-performance. The Board concluded       are providing satisfactory
payable by the Fund do not exceed a          that such a fee waiver in the amount of      non-investment advisory services.
specified maximum advisory fee rate,         0.02% of the Fund's advisory fees was
which maximum rate includes breakpoints      appropriate for the Fund and requested       o Other factors and current trends. In
and is based on net asset levels. The        such a fee waiver from AIM. The Board        determining whether to continue the
Board concluded that the Fund's fee          noted that AIM has agreed to this fee        Advisory Agreement for the Fund, the
levels under the Advisory Agreement          waiver, as discussed above.                  Board considered the fact that AIM,
therefore reflect economies of scale and                                                  along with others in the mutual fund
that it was not necessary to change the      o Profitability of AIM and its               industry, is subject to regulatory
advisory fee breakpoints in the Fund's       affiliates. The Board reviewed               inquiries and litigation related to a
advisory fee schedule.                       information concerning the profitability     wide range of issues. The Board also
                                             of AIM's (and its affiliates')               considered the governance and compliance
o Investments in affiliated money market     investment advisory and other activities     reforms being undertaken by AIM and its
funds. The Board also took into account      and its financial condition. The Board       affiliates, including maintaining an
the fact that uninvested cash and cash       considered the overall profitability of      internal controls committee and
collateral from securities lending           AIM, as well as the profitability of AIM     retaining an independent compliance
arrangements (collectively, "cash            in connection with managing the Fund.        consultant, and the fact that AIM has
balances") of the Fund may be invested       The Board noted that AIM's operations        undertaken to cause the Fund to operate
in money market funds advised by AIM         remain profitable, although increased        in accordance with certain governance
pursuant to the terms of an SEC              expenses in recent years have reduced        policies and practices. The Board
exemptive order. The Board found that        AIM's profitability. Based on the review     concluded that these actions indicated a
the Fund may realize certain benefits        of the profitability of AIM's and its        good faith effort on the part of AIM to
upon investing cash balances in AIM          affiliates' investment advisory and          adhere to the highest ethical standards,
advised money market funds, including a      other activities and its financial           and determined that the current
higher net return, increased liquidity,      condition, the Board concluded that the      regulatory and litigation environment to
increased diversification or decreased       compensation to be paid by the Fund to       which AIM is subject should not prevent
transaction costs. The Board also found      AIM under its Advisory Agreement was not     the Board from continuing the Advisory
that the Fund will not receive reduced       excessive.                                   Agreement for the Fund.
services if it invests its cash balances
in such money market funds. The Board        o Benefits of soft dollars to AIM. The
noted that, to the extent the Fund           Board considered the benefits realized
invests in affiliated money market           by AIM as a result of brokerage
funds, AIM has voluntarily agreed to         transactions executed through "soft
waive a portion of the advisory fees it      dollar" arrangements. Under these
receives from the Fund attributable to       arrangements, brokerage commissions paid
such investment. The Board further           by the Fund and/or other funds advised
determined that the proposed securities      by AIM are used to pay for research and
lending program and related procedures       execution services. This research is
with respect to the lending Fund is in       used by AIM in making investment
the best interests of the lending Fund       decisions for the Fund. The Board
and its respective shareholders. The         concluded that such arrangements were
Board therefore concluded that the           appropriate.
investment of cash collateral received
in connection with the securities            o AIM's financial soundness in light of
lending program in the money market          the Fund's needs. The Board considered
funds according to the procedures is in      whether AIM is financially sound and has
the best interests of the lending Fund       the resources necessary to perform its
and its respective shareholders.             obligations under the Advisory
                                             Agreement, and concluded that AIM has
o Independent written evaluation and         the financial resources necessary to
recommendations of the Fund's Senior         fulfill its obligations under the
Officer. The Board noted that, upon          Advisory Agreement.
their direction, the Senior Officer of
the Fund, who is independent of AIM and      o Historical relationship between the
AIM's affiliates, had prepared an            Fund and AIM. In determining whether to
independent written evaluation in order      continue the Advisory Agreement for the
to assist the Board in determining the       Fund, the Board also considered the
reasonableness of the proposed               prior relationship between AIM and the
management fees of the AIM Funds,            Fund, as well as the Board's knowledge
including the Fund. The Board noted that     of AIM's operations, and concluded that
the Senior Officer's written evaluation      it was beneficial to maintain the
had been relied upon by the Board in         current relationship, in part, because
this regard in lieu of a competitive         of such knowledge. The Board also
bidding process. In determining whether      reviewed the general nature of the
to continue the Advisory Agreement for       non-investment advisory services
the Fund, the Board considered the           currently performed by AIM and its
Senior Officer's written evaluation and      affiliates, such as administrative,
the recommendation made by the Senior        transfer agency and distribution
Officer to the Board that the Board          services, and the fees received by AIM
consider implementing a process to           and its affiliates for performing such
assist them in more closely monitoring       services. In addition to reviewing such
the performance of the AIM Funds. The        services, the trustees also considered
Board concluded that it would be             the organizational structure employed by
advisable to implement such a                AIM and its affiliates to provide those
                                             services. Based on the review of these
                                             and other factors, the Board concluded
                                             that AIM and its affiliates

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-83.94%

ADVERTISING-0.91%

Interpublic Group of Cos., Inc. (The)(a)         336,800   $    3,250,120
-------------------------------------------------------------------------
Omnicom Group Inc.                               129,600       11,032,848
=========================================================================
                                                               14,282,968
=========================================================================

AEROSPACE & DEFENSE-2.33%

Boeing Co. (The)                                  90,000        6,321,600
-------------------------------------------------------------------------
General Dynamics Corp.                            30,000        3,421,500
-------------------------------------------------------------------------
Honeywell International Inc.                     160,500        5,978,625
-------------------------------------------------------------------------
Lockheed Martin Corp.                            100,000        6,363,000
-------------------------------------------------------------------------
Northrop Grumman Corp.                           185,269       11,136,520
-------------------------------------------------------------------------
Precision Castparts Corp.                         60,000        3,108,600
=========================================================================
                                                               36,329,845
=========================================================================

ALUMINUM-0.28%

Alcoa Inc.                                       148,900        4,402,973
=========================================================================

APPAREL RETAIL-0.87%

Chico's FAS, Inc.(a)                              50,000        2,196,500
-------------------------------------------------------------------------
Gap, Inc. (The)                                  418,800        7,387,632
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                             174,188        4,046,387
=========================================================================
                                                               13,630,519
=========================================================================

APPLICATION SOFTWARE-0.39%

Amdocs Ltd.(a)                                   220,000        6,050,000
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.18%

Bank of New York Co., Inc. (The)                 577,957       18,407,930
=========================================================================

BIOTECHNOLOGY-1.96%

Amgen Inc.(a)                                    231,000       18,216,660
-------------------------------------------------------------------------
Genentech, Inc.(a)                                35,000        3,237,500
-------------------------------------------------------------------------
Genzyme Corp.(a)                                  41,000        2,901,980
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         120,000        6,315,600
=========================================================================
                                                               30,671,740
=========================================================================

BUILDING PRODUCTS-0.96%

Masco Corp.(b)                                   496,152       14,978,829
=========================================================================

COMMUNICATIONS EQUIPMENT-1.89%

Cisco Systems, Inc.(a)                         1,069,000       18,301,280
-------------------------------------------------------------------------
QUALCOMM Inc.                                    260,000       11,200,800
=========================================================================
                                                               29,502,080
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.12%

Best Buy Co., Inc.                                45,000        1,956,600
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


COMPUTER HARDWARE-1.63%

Apple Computer, Inc.(a)                          175,000   $   12,580,750
-------------------------------------------------------------------------
Dell Inc.(a)                                     108,000        3,238,920
-------------------------------------------------------------------------
International Business Machines Corp.            117,946        9,695,161
=========================================================================
                                                               25,514,831
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.94%

EMC Corp.(a)                                     295,000        4,017,900
-------------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)           238,800       10,705,404
=========================================================================
                                                               14,723,304
=========================================================================

CONSUMER FINANCE-0.34%

American Express Co.                              40,000        2,058,400
-------------------------------------------------------------------------
SLM Corp.                                         60,000        3,305,400
=========================================================================
                                                                5,363,800
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.93%

First Data Corp.                                 339,200       14,588,992
=========================================================================

DEPARTMENT STORES-1.06%

Federated Department Stores, Inc.                 60,000        3,979,800
-------------------------------------------------------------------------
J.C. Penney Co., Inc.                             68,000        3,780,800
-------------------------------------------------------------------------
Nordstrom, Inc.                                  235,000        8,789,000
=========================================================================
                                                               16,549,600
=========================================================================

DIVERSIFIED BANKS-0.49%

Bank of America Corp.                            167,575        7,733,586
=========================================================================

DIVERSIFIED CHEMICALS-0.16%

Dow Chemical Co. (The)                            55,700        2,440,774
=========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.51%

Cendant Corp.                                    459,200        7,921,200
=========================================================================

ELECTRIC UTILITIES-0.46%

FPL Group, Inc.                                  171,300        7,119,228
=========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.49%

Waste Management, Inc.                           764,936       23,215,808
=========================================================================

FOOD RETAIL-1.57%

Kroger Co. (The)(a)                              904,987       17,086,155
-------------------------------------------------------------------------
Safeway Inc.                                     312,600        7,396,116
=========================================================================
                                                               24,482,271
=========================================================================

GENERAL MERCHANDISE STORES-0.91%

Target Corp.                                     257,500       14,154,775
=========================================================================

HEALTH CARE DISTRIBUTORS-1.64%

Cardinal Health, Inc.                            274,100       18,844,375
-------------------------------------------------------------------------
McKesson Corp.                                   131,220        6,769,640
=========================================================================
                                                               25,614,015
=========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                SHARES         VALUE
-------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-0.47%

Baxter International Inc.                        196,800   $    7,409,520
=========================================================================

HEALTH CARE FACILITIES-0.60%

HCA Inc.                                         187,200        9,453,600
=========================================================================

HEALTH CARE SERVICES-0.30%

Caremark Rx, Inc.(a)                              90,000        4,661,100
=========================================================================

HOME IMPROVEMENT RETAIL-0.49%

Home Depot, Inc. (The)                           190,000        7,691,200
=========================================================================

HOMEFURNISHING RETAIL-0.49%

Bed Bath & Beyond Inc.(a)                        210,256        7,600,754
=========================================================================

HOUSEHOLD PRODUCTS-0.69%

Procter & Gamble Co. (The)                       185,250       10,722,270
=========================================================================

INDUSTRIAL CONGLOMERATES-4.51%

General Electric Co.                             548,599       19,228,395
-------------------------------------------------------------------------
Textron Inc.                                      45,000        3,464,100
-------------------------------------------------------------------------
Tyco International Ltd.                        1,656,467       47,805,638
=========================================================================
                                                               70,498,133
=========================================================================

INDUSTRIAL MACHINERY-0.88%

Dover Corp.                                      185,384        7,506,198
-------------------------------------------------------------------------
Illinois Tool Works Inc.                          70,600        6,212,094
=========================================================================
                                                               13,718,292
=========================================================================

INSURANCE BROKERS-0.49%

Marsh & McLennan Cos., Inc.                      241,000        7,654,160
=========================================================================

INTEGRATED OIL & GAS-2.34%

ConocoPhillips                                   153,000        8,901,540
-------------------------------------------------------------------------
Exxon Mobil Corp.                                322,030       18,088,425
-------------------------------------------------------------------------
Murphy Oil Corp.                                 177,170        9,565,408
=========================================================================
                                                               36,555,373
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.30%

AT&T Inc.                                        535,673       13,118,632
-------------------------------------------------------------------------
Verizon Communications Inc.                      236,654        7,128,018
=========================================================================
                                                               20,246,650
=========================================================================

INTERNET RETAIL-0.24%

eBay Inc.(a)                                      85,000        3,676,250
=========================================================================

INTERNET SOFTWARE & SERVICES-1.10%

Google Inc.-Class A(a)                            14,000        5,808,040
-------------------------------------------------------------------------
Yahoo! Inc.(a)(b)                                292,000       11,440,560
=========================================================================
                                                               17,248,600
=========================================================================

INVESTMENT BANKING & BROKERAGE-3.90%

Goldman Sachs Group, Inc. (The)                  110,000       14,048,100
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     65,000        8,331,050
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        285,553       19,340,505
-------------------------------------------------------------------------
Morgan Stanley                                   336,989       19,120,756
=========================================================================
                                                               60,840,411
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------


INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.57%

iShares Russell 1000 Growth Index Fund           175,000   $    8,926,750
=========================================================================

IT CONSULTING & OTHER SERVICES-0.52%

Accenture Ltd.-Class A                           276,941        7,995,287
=========================================================================

MANAGED HEALTH CARE-3.31%

Aetna Inc.                                       150,000       14,146,500
-------------------------------------------------------------------------
CIGNA Corp.                                       35,000        3,909,500
-------------------------------------------------------------------------
UnitedHealth Group Inc.                          205,000       12,738,700
-------------------------------------------------------------------------
WellPoint, Inc.(a)                               261,600       20,873,064
=========================================================================
                                                               51,667,764
=========================================================================

MOVIES & ENTERTAINMENT-1.49%

News Corp.-Class A                               668,800       10,399,840
-------------------------------------------------------------------------
Walt Disney Co. (The)                            538,000       12,895,860
=========================================================================
                                                               23,295,700
=========================================================================

MULTI-LINE INSURANCE-1.84%

American International Group, Inc.               139,000        9,483,970
-------------------------------------------------------------------------
Genworth Financial Inc.-Class A                  226,000        7,815,080
-------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    133,600       11,474,904
=========================================================================
                                                               28,773,954
=========================================================================

OFFICE ELECTRONICS-1.06%

Xerox Corp.(a)                                 1,132,900       16,596,985
=========================================================================

OIL & GAS DRILLING-1.23%

Nabors Industries Ltd.(a)(c)                     112,200        8,499,150
-------------------------------------------------------------------------
Transocean Inc.(a)                               154,300       10,753,167
=========================================================================
                                                               19,252,317
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-4.89%

BJ Services Co.(c)                               653,000       23,945,510
-------------------------------------------------------------------------
Halliburton Co.                                  254,000       15,737,840
-------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    85,000        5,329,500
-------------------------------------------------------------------------
Schlumberger Ltd.                                193,166       18,766,077
-------------------------------------------------------------------------
Smith International, Inc.                        338,915       12,577,136
=========================================================================
                                                               76,356,063
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.46%

Apache Corp.                                     106,000        7,263,120
=========================================================================

OIL & GAS REFINING & MARKETING-0.47%

Valero Energy Corp.                              142,000        7,327,200
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.16%

Citigroup Inc.                                   459,400       22,294,682
-------------------------------------------------------------------------
JPMorgan Chase & Co.                             286,500       11,371,185
=========================================================================
                                                               33,665,867
=========================================================================

PACKAGED FOODS & MEATS-1.58%

Campbell Soup Co.                                170,959        5,089,449
-------------------------------------------------------------------------
ConAgra Foods, Inc.                              171,000        3,467,880
-------------------------------------------------------------------------

                          AIM V.I. PREMIER EQUITY FUND


                                                SHARES         VALUE
-------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

General Mills, Inc.                              222,746   $   10,985,833
-------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         182,900        5,146,806
=========================================================================
                                                               24,689,968
=========================================================================

PERSONAL PRODUCTS-1.21%

Avon Products, Inc.                              289,000        8,250,950
-------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A             318,234       10,654,474
=========================================================================
                                                               18,905,424
=========================================================================

PHARMACEUTICALS-5.36%

Bristol-Myers Squibb Co.                         476,800       10,956,864
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     257,800       10,487,304
-------------------------------------------------------------------------
Johnson & Johnson                                220,000       13,222,000
-------------------------------------------------------------------------
Merck & Co. Inc.                                 705,700       22,448,317
-------------------------------------------------------------------------
Pfizer Inc.                                      314,100        7,324,812
-------------------------------------------------------------------------
Wyeth                                            417,825       19,249,198
=========================================================================
                                                               83,688,495
=========================================================================

PROPERTY & CASUALTY INSURANCE-5.09%

ACE Ltd.                                         434,800       23,235,712
-------------------------------------------------------------------------
Allstate Corp. (The)                             110,000        5,947,700
-------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                   220       19,496,400
-------------------------------------------------------------------------
Chubb Corp. (The)                                106,668       10,416,130
-------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)              224,305       10,019,704
-------------------------------------------------------------------------
XL Capital Ltd.-Class A                          153,615       10,350,579
=========================================================================
                                                               79,466,225
=========================================================================

PUBLISHING-0.60%

Gannett Co., Inc.                                154,636        9,366,303
=========================================================================

RAILROADS-0.87%

Burlington Northern Santa Fe Corp.                60,000        4,249,200
-------------------------------------------------------------------------
Union Pacific Corp.                              115,800        9,323,058
=========================================================================
                                                               13,572,258
=========================================================================

REGIONAL BANKS-0.96%

Fifth Third Bancorp                              184,100        6,944,252
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                        291,675        7,980,228
=========================================================================
                                                               14,924,480
=========================================================================

RESTAURANTS-0.51%

YUM! Brands, Inc.                                170,000        7,969,600
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.47%

Applied Materials, Inc.                          406,300        7,289,022
=========================================================================

SEMICONDUCTORS-3.20%

Analog Devices, Inc.                             610,381       21,894,366
-------------------------------------------------------------------------
Intel Corp.                                      383,900        9,582,144
-------------------------------------------------------------------------
National Semiconductor Corp.                     300,000        7,794,000
-------------------------------------------------------------------------
Texas Instruments Inc.                           125,000        4,008,750
-------------------------------------------------------------------------
Xilinx, Inc.                                     266,800        6,726,028
=========================================================================
                                                               50,005,288
=========================================================================

                                                SHARES         VALUE
-------------------------------------------------------------------------

SOFT DRINKS-0.60%

Coca-Cola Co. (The)                              230,821     $  9,304,394
=========================================================================

SPECIALTY STORES-0.31%

Office Depot, Inc.(a)                            155,000        4,867,000
=========================================================================

SYSTEMS SOFTWARE-3.70%

Computer Associates International, Inc.          783,272       22,080,438
-------------------------------------------------------------------------
Microsoft Corp.                                1,013,600       26,505,640
-------------------------------------------------------------------------
Oracle Corp.(a)                                  431,000        5,262,510
-------------------------------------------------------------------------
Symantec Corp.(a)                                225,000        3,937,500
=========================================================================
                                                               57,786,088
=========================================================================

THRIFTS & MORTGAGE FINANCE-0.66%

Fannie Mae                                       211,000       10,298,910
=========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $1,118,251,411)                1,310,866,443
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.54%

ARGENTINA-0.23%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)                                       32,015        3,665,718
=========================================================================

FINLAND-0.73%

Nokia Oyj-ADR (Communications Equipment)         623,193       11,404,432
=========================================================================

FRANCE-1.92%

Sanofi-Aventis (Pharmaceuticals)(d)              187,200       16,401,212
-------------------------------------------------------------------------
TOTAL S.A. (Integrated Oil & Gas)(d)              53,760       13,529,681
=========================================================================
                                                               29,930,893
=========================================================================

ISRAEL-0.70%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              255,036       10,969,098
=========================================================================

JAPAN-0.76%

Nintendo Co., Ltd. (Home Entertainment
  Software)(d)                                    32,400        3,938,517
-------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)            193,300        7,886,640
=========================================================================
                                                               11,825,157
=========================================================================

MEXICO-0.48%

CEMEX, S.A. de C.V.-ADR (Construction
  Materials)                                     127,500        7,564,575
=========================================================================

NETHERLANDS-2.84%

Heineken N.V. (Brewers)(d)                       392,881       12,451,693
-------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                         536,600       16,675,415
-------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(d)        222,100       15,209,888
=========================================================================
                                                               44,336,996
=========================================================================

SINGAPORE-0.23%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                             63,000        3,533,670
=========================================================================

                          AIM V.I. PREMIER EQUITY FUND


                                                SHARES         VALUE
-------------------------------------------------------------------------

SWITZERLAND-1.37%

Alcon, Inc. (Health Care Supplies)                95,000   $   12,312,000
-------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               96,000        5,038,080
-------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)            42,000        3,998,630
=========================================================================
                                                               21,348,710
=========================================================================

TAIWAN-0.21%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                      325,000        3,220,750
=========================================================================

UNITED KINGDOM-2.07%

Barclays PLC (Diversified Banks)                 733,204        7,707,627
-------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         773,000        7,308,056
-------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)        271,000       13,680,080
-------------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)                   95,000        3,685,050
=========================================================================
                                                               32,380,813
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $154,024,859)                           180,180,812
=========================================================================


                          NUMBER
                            OF       EXERCISE   EXPIRATION
                         CONTRACTS    PRICE        DATE        VALUE
----------------------------------------------------------------------
PUT OPTIONS
  PURCHASED-0.00%

OIL & GAS
  DRILLING-0.00%

Nabors Industries Ltd.       730      $60.0       Jan-06     $     803
======================================================================

OIL & GAS EQUIPMENT &
  SERVICES-0.00%

BJ Services Co.            3,000       27.5       Jan-06             0
======================================================================
    Total Put Options
      Purchased (Cost
      $679,494)                                                    803
======================================================================

                                                 SHARES

MONEY MARKET FUNDS-4.53%

Liquid Assets Portfolio-Institutional
  Class(e)                                     35,405,498       35,405,498
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    35,405,498       35,405,498
==========================================================================
    Total Money Market Funds (Cost
      $70,810,996)                                              70,810,996
==========================================================================
TOTAL INVESTMENTS-100.01% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,343,766,760)                                            1,561,859,054
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.24%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                   3,798,900        3,798,900
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $3,798,900)                                          3,798,900
==========================================================================
TOTAL INVESTMENTS-100.25% (Cost
  $1,347,565,660)                                            1,565,657,954
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.25%)                           (3,965,938)
==========================================================================
NET ASSETS-100.00%                                          $1,561,692,016
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) A portion of this security is subject to call options written. See Note 1G and Note 8.
(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $61,530,991, which represented 3.94% of the Fund's Total Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $1,272,955,764)*   $1,491,048,058
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $74,609,896)                               74,609,896
=============================================================
    Total investments (cost $1,347,565,660)     1,565,657,954
=============================================================
Foreign currencies, at value (cost $17,344)            17,351
-------------------------------------------------------------
Receivables for:
  Investments sold                                    769,295
-------------------------------------------------------------
  Fund shares sold                                    549,661
-------------------------------------------------------------
  Dividends                                         2,017,428
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                100,439
=============================================================
    Total assets                                1,569,112,128
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            1,127,692
-------------------------------------------------------------
  Options written, at value (premiums
    received $395,508)                              1,093,574
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  198,589
-------------------------------------------------------------
  Collateral upon return of securities loaned       3,798,900
-------------------------------------------------------------
Accrued administrative services fees                1,180,379
-------------------------------------------------------------
Accrued distribution fees -- Series II                 17,958
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                245
-------------------------------------------------------------
Accrued operating expenses                              2,775
=============================================================
    Total liabilities                               7,420,112
=============================================================
Net assets applicable to shares outstanding    $1,561,692,016
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $2,014,871,478
-------------------------------------------------------------
Undistributed net investment income                10,913,597
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (681,486,929)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       217,393,870
=============================================================
                                               $1,561,692,016
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                       $1,534,579,215
_____________________________________________________________
=============================================================
Series II                                      $   27,112,801
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           68,765,862
_____________________________________________________________
=============================================================
Series II                                           1,222,464
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        22.32
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        22.18
_____________________________________________________________
=============================================================

* At December 31, 2005, securities with an aggregate value of $3,647,079 were on loan to brokers.
STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $346,369)                                      $22,655,869
------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $75,645, after compensation to counterparties
  of $580,777)                                     2,536,153
============================================================
    Total investment income                       25,192,022
============================================================

EXPENSES:

Advisory fees                                      9,683,845
------------------------------------------------------------
Administrative services fees                       4,093,164
------------------------------------------------------------
Custodian fees                                       141,500
------------------------------------------------------------
Distribution fees -- Series II                        67,694
------------------------------------------------------------
Transfer agent fees                                   47,628
------------------------------------------------------------
Trustees' and officer's fees and benefits             62,796
------------------------------------------------------------
Other                                                160,697
============================================================
    Total expenses                                14,257,324
============================================================
Less: Fees waived                                   (190,304)
============================================================
    Net expenses                                  14,067,020
============================================================
Net investment income                             11,125,002
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains
    (losses) from securities sold to affiliates
    of $(681,377))                                71,058,925
------------------------------------------------------------
  Foreign currencies                                 (45,489)
============================================================
                                                  71,013,436
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (540,913)
------------------------------------------------------------
  Foreign currencies                                    (380)
------------------------------------------------------------
  Option contracts written                          (698,066)
============================================================
                                                  (1,239,359)
============================================================
Net gain from investment securities foreign
  currencies and option contracts                 69,774,077
============================================================
Net increase in net assets resulting from
  operations                                     $80,899,079
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                          AIM V.I. PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   11,125,002    $   13,039,069
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              71,013,436        89,944,183
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, option
    contracts and futures contracts                               (1,239,359)      (11,122,088)
==============================================================================================
    Net increase in net assets resulting from operations          80,899,079        91,861,164
==============================================================================================
Distributions to shareholders from net investment income:
  Series I                                                       (12,768,046)       (7,604,614)
----------------------------------------------------------------------------------------------
  Series II                                                         (167,112)          (82,296)
==============================================================================================
    Decrease in net assets resulting from distributions          (12,935,158)       (7,686,910)
==============================================================================================
Share transactions-net:
  Series I                                                      (213,411,831)     (150,562,508)
----------------------------------------------------------------------------------------------
  Series II                                                         (900,836)        3,053,911
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (214,312,667)     (147,508,597)
==============================================================================================
    Net increase (decrease) in net assets                       (146,348,746)      (63,334,343)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,708,040,762     1,771,375,105
==============================================================================================
  End of year (including undistributed net investment income
    of $10,913,597 and $12,769,243, respectively)             $1,561,692,016    $1,708,040,762
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Premier Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National

                          AIM V.I. PREMIER EQUITY FUND

     Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

                          AIM V.I. PREMIER EQUITY FUND

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================


    AIM has contractually agreed to waive advisory fees equal to 0.02% of the Fund's average daily net assets, through June 30, 2006.

    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This

                          AIM V.I. PREMIER EQUITY FUND
agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $190,304.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $367,109, for accounting and fund administrative services and reimbursed $3,726,055 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $47,628.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $67,694.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND        GAIN
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $ 57,924,372      $269,448,942      $(291,967,816)        $   --         $35,405,498     $1,225,596      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            57,924,371       269,448,942       (291,967,815)            --          35,405,498      1,234,912          --
===================================================================================================================================
  Subtotal       $115,848,743      $538,897,884      $(583,935,631)        $   --         $70,810,996     $2,460,508      $   --
===================================================================================================================================

                          AIM V.I. PREMIER EQUITY FUND

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED                                      REALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND        GAIN
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class          $         --     $  139,206,365    $  (135,407,465)       $   --         $ 3,798,900     $   28,977      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             5,027,000        332,503,144       (337,530,144)           --                  --         46,668          --
===================================================================================================================================
  Subtotal       $  5,027,000     $  471,709,509    $  (472,937,609)       $   --         $ 3,798,900     $   75,645      $   --
===================================================================================================================================
  Total          $120,875,743     $1,010,607,393    $(1,056,873,240)       $   --         $74,609,896     $2,536,153      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $16,089,111 and sales of $6,325,817, which resulted in net realized (losses) of $(681,377).

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $10,304 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government

                          AIM V.I. PREMIER EQUITY FUND
or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $3,647,079 were on loan to brokers. The loans were secured by cash collateral of $3,798,900 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $75,645 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                  --      $     --
-----------------------------------------------------------------------------------
Written                                                         3,730       395,508
===================================================================================
End of year                                                     3,730      $395,508
___________________________________________________________________________________
===================================================================================

                                             OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS      VALUE        APPRECIATION
                                                       MONTH      PRICE     CONTRACTS    RECEIVED     12/31/05     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                        Jan-06      $35        3,000      $213,498    $ 630,900       $(417,402)
---------------------------------------------------------------------------------------------------------------------------------
Nabors Industries Ltd.                                 Jan-06       70          730      182,010       462,674        (280,664)
=================================================================================================================================
                                                                              3,730      $395,508    $1,093,574      $(698,066)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005             2004
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $12,935,158      $7,686,910
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   11,123,795
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             206,708,951
------------------------------------------------------------------------------
Temporary book/tax differences                                        (168,296)
------------------------------------------------------------------------------
Capital loss carryforward                                         (670,802,010)
------------------------------------------------------------------------------
Post-October currency loss deferral                                    (41,902)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,014,871,478
==============================================================================
Total net assets                                                $1,561,692,016
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(358) and option contracts written of $(698,066).

                          AIM V.I. PREMIER EQUITY FUND

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $70,550,997 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $101,386,215
-----------------------------------------------------------------------------
December 31, 2010                                                412,231,328
-----------------------------------------------------------------------------
December 31, 2011                                                157,184,467
=============================================================================
Total capital loss carryforward                                 $670,802,010
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $744,851,666 and $925,937,024, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $249,825,237
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (42,417,862)
==============================================================================
Net unrealized appreciation of investment securities             $207,407,375
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,358,250,579.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2005, undistributed net investment income was decreased by $45,490 and undistributed net realized gain (loss) was increased by $45,490. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2005                            2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     14,263,203    $ 301,261,021     11,417,183    $ 230,676,416
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                       212,080        4,478,654        399,900        8,036,658
==========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                        504,254       11,386,064        316,128        6,667,145
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                         7,444          167,112          3,924           82,294
==========================================================================================================================
Reacquired:
  Series I                                                    (24,919,301)    (526,058,916)   (19,262,043)    (387,906,069)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                      (259,917)      (5,546,602)      (254,102)      (5,065,041)
==========================================================================================================================
                                                              (10,192,237)   $(214,312,667)    (7,379,010)   $(147,508,597)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are 4 entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 48% of the outstanding shares of the Fund. The Fund's principle underwriter may have an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     SERIES I
                                                  -------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                     2005             2004             2004             2002             2001
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $    21.30       $    20.23       $    16.22       $    23.35       $     27.30
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income                                 0.18             0.17(a)          0.09(b)          0.05(b)           0.06(b)
---------------------------------------------------------------------------------------------------------------------------------

  Net gains (losses) on securities (both
    realized and unrealized)                            1.03             1.00             3.98            (7.11)            (3.50)
=================================================================================================================================

    Total from investment operations                    1.21             1.17             4.07            (7.06)            (3.44)
=================================================================================================================================
Less distributions:

  Dividends from net investment income                 (0.19)           (0.10)           (0.06)           (0.07)            (0.03)
---------------------------------------------------------------------------------------------------------------------------------

  Distributions from net realized gains                   --               --               --               --             (0.48)
=================================================================================================================================

    Total distributions                                (0.19)           (0.10)           (0.06)           (0.07)            (0.51)
=================================================================================================================================

Net asset value, end of period                    $    22.32       $    21.30       $    20.23       $    16.22       $     23.35
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Total return(c)                                         5.65%            5.77%           25.08%          (30.26)%          (12.53)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:

Net assets, end of period (000s omitted)          $1,534,579       $1,681,292       $1,748,961       $1,519,525       $ 2,558,120
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:

  With fee waivers and/or expense reimbursements        0.88%(d)         0.90%            0.85%            0.85%             0.85%
---------------------------------------------------------------------------------------------------------------------------------

  Without fee waivers and/or expense
    reimbursements                                      0.89%(d)         0.91%            0.85%            0.85%             0.85%
=================================================================================================================================

Ratio of net investment income to average net
  assets                                                0.70%(d)         0.78%(a)         0.48%            0.24%             0.24%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Portfolio turnover rate                                   49%              92%              50%              46%               40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.14 and 0.62%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $1,566,063,319.

                                                                                   SERIES II
                                               ----------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                        SEPTEMBER 19, 2001
                                               --------------------------------------------------       (DATE SALES COMMENCED) TO
                                                2005          2004          2004           2002             DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period           $ 21.18       $ 20.14       $ 16.17       $  23.34                $21.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)                    0.11          0.09(a)       0.04(b)       (0.00)(b)             (0.00)(b)
---------------------------------------------------------------------------------------------------------------------------------

  Net gains (losses) on securities (both
    realized and unrealized)                      1.03          1.02          3.97          (7.10)                 2.85
=================================================================================================================================

    Total from investment operations              1.14          1.11          4.01          (7.10)                 2.85
=================================================================================================================================
Less distributions:

  Dividends from net investment income           (0.14)        (0.07)        (0.04)         (0.07)                (0.03)
---------------------------------------------------------------------------------------------------------------------------------

  Distributions from net realized gains             --            --            --             --                 (0.48)
=================================================================================================================================

    Total distributions                          (0.14)        (0.07)        (0.04)         (0.07)                (0.51)
=================================================================================================================================

Net asset value, end of period                 $ 22.18       $ 21.18       $ 20.14       $  16.17                $23.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Total return(c)                                   5.36%         5.49%        24.83%        (30.44)%               13.66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:

Net assets, end of period (000s omitted)       $27,113       $26,749       $22,414       $ 10,834                $  687
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:

  With fee waivers and/or expense
    reimbursements                                1.13%(d)      1.15%         1.10%          1.10%                 1.10%(e)
---------------------------------------------------------------------------------------------------------------------------------

  Without fee waivers and/or expense
    reimbursements                                1.14%(d)      1.16%(a)      1.10%          1.10%                 1.10%(e)
=================================================================================================================================

Ratio of net investment income (loss) to
  average net assets                              0.45%(d)      0.53%         0.23%         (0.01)%               (0.01)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

Portfolio turnover rate                             49%           92%           50%            46%                   40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.06 and 0.37%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)  Ratios are based on average daily net assets of $27,077,508.
(e)  Annualized.

                          AIM V.I. PREMIER EQUITY FUND

NOTE 14--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM V.I. Core Equity Fund ("Buying Fund"), a series of the Trust (the "Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around April 4, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around May 1, 2006.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

                          AIM V.I. PREMIER EQUITY FUND

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                          AIM V.I. PREMIER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Premier Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.



As described in Note 14, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM V.I. Core Equity Fund. This merger is expected to take place following the approval of the Fund's shareholders, at which time the Fund will cease to operate.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                          AIM V.I. PREMIER EQUITY FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting period. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

                          AIM V.I. PREMIER EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                          AIM V.I. PREMIER EQUITY FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                          AIM V.I. PREMIER EQUITY FUND

                                                       AIM V.I. REAL ESTATE FUND
                                Annual Report to Shareholders o December 31,2005


                   AIM V.I. REAL ESTATE FUND seeks to achieve high total return.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.
================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--


=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIM V.I. REAL ESTATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                           MARKET CONDITIONS AND YOUR FUND

====================================================================================       Despite record high oil prices and two
PERFORMANCE SUMMARY                                                                        Gulf Coast hurricanes the broad U.S.
                                             =======================================       stock market (S&P 500 Index) produced
The Real Estate Investment Trust (REIT)      FUND VS. INDEXES                              positive returns during the fiscal year.
market proved resilient during 2005. We                                                    The REIT market continued to perform
are pleased to report AIM V.I. Real          TOTAL RETURNS, 12/31/04--12/31/05,            well in 2005, easily outdistancing the
Estate Fund once again provided              EXCLUDING VARIABLE PRODUCT ISSUER             broad stock market for the sixth
shareholders with positive returns for       CHARGES. IF VARIABLE PRODUCT ISSUER           consecutive year. Though another
the year. During 2005, the REIT market       CHARGES WERE INCLUDED, RETURNS WOULD BE       positive year for REITs, performance
outperformed the broad market (S&P 500),     LOWER.                                        fluctuated throughout the year.
therefore, we posted a higher return
than our broad market index. In              Series I Shares                  14.24%          In January of 2005, the REIT market
addition, we believe strong investment                                                     experienced a correction as investors
selection and patience during                Series II Shares                 13.90        took profits. Although REIT fundamentals
fluctuating market conditions enabled us                                                   are not directly linked to interest
to outperform all benchmark indexes. For     Standard & Poor's Composite                   rates, REIT prices also dipped in the
long-term Fund performance, please turn      Index of 500 Stocks                           early part of 2005 amid fears of rising
to Pages 4 and 5.                            (S&P 500 Index)                               interest rates. The REIT market sell-off
                                             (Broad Market Index)              4.91        proved short-lived as real estate
                                                                                           markets continued their underlying
                                             (MSCI U.S. REIT Index                         improvement in occupancies and rents.
                                             Style-specific Index)            12.13
                                                                                              Through the second half of the year,
                                             Lipper Real Estate                            REIT performance proved mixed but
                                             Fund Index                                    largely positive. Supporting the market
                                             (Peer Group Index)               12.27        were continued cash inflows from both
                                                                                           individuals and institutions, increased
                                             SOURCE: LIPPER, INC., BLOOMBERG               merger and acquisition activity and
                                             =======================================       faster earnings growth brought about by
====================================================================================       recovering property market fundamentals
HOW WE INVEST                                o attractive valuations relative to           (i.e. occupancy and rental rate
                                             similar properties and geographical           improvements).
Your Fund holds primarily real               location
estate-oriented securities. We focus on                                                       Regional malls contributed the most
public companies whose value is driven          We attempt to control risk by              to performance during the fiscal year.
by tangible assets. Our goal is to           diversification of property types,            Many of our top contributors were
create a Fund focused on total return        geographic location and limiting the          regional malls including the two largest
that will perform at or above index          size of any one holding.                      mall operators in the United
levels with a comparable level of risk.                                                    States--GENERAL GROWTH PROPERTIES and
We use a fundamentals-driven investment         We will consider selling a holding         SIMON PROPERTY GROUP. Despite declines
process, including property market cycle     when:                                         early in the year, regional malls proved
analysis, property evaluation, and                                                         to be one of
management review to identify securities     o relative valuation falls below desired
with:                                        levels

o high quality underlying properties         o risk/return relationships change
                                             significantly
o strong management teams
                                             o company fundamentals change (property
                                             type, geography or management changes)

                                             o a more attractive investment
                                             opportunity is identified

=======================================      =======================================       =======================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOTAL NET ASSETS         $100.0 MILLION
By property type
                                              1.  Simon Property Group, Inc.    6.6%       TOTAL NUMBER OF HOLDINGS*            66
Office Properties                 20.9%
                                              2.  General Growth Properties,               The Fund's holdings are subject to
Regional Malls                    18.0            Inc.                          6.4        change, and there is no assurance that
                                                                                           the Fund will continue to hold any
Apartments                        14.7        3.  ProLogis                      5.7        particular security.

Lodging-Resorts                   10.8        4.  Boston Properties, Inc.       4.6        *Excluding money market fund holdings.

Industrial Properties              9.9        5.  Host Marriott Corp.           4.4

Shopping Centers                   8.5        6.  Voranado Realty Trust         4.2

Diversified                        6.2        7.  Equity Residential            3.8

Self Storage Facilities            3.5        8.  Macerich Co. (The)            3.6

Healthcare                         1.6        9.  SL Green Realty Corp.         3.4

Specialty Properties               0.1       10.  Archstone-Smith Trust         3.4

Money Market Funds
Plus Other Assets Less
Liabilities                        5.8

=======================================      =======================================       =======================================

                                       2

AIM V.I. REAL ESTATE FUND

the better performing property types for     the company's management became over                         JOE V. RODRIGUEZ, JR.,
the fiscal year. Although we have            ambitious in their expansion plan. We           [RODRIGUEZ,  Director of Securities
modestly reduced our exposure, we            continue to maintain our position                   JR.      Management, INVESCO Real
continue to have the most exposure to        because of its attractive relative                PHOTO]     Estate, is lead portfolio
this property type as we believe that        valuation and believe it will make                           manager of AIM V.I. Real
the underlying fundamentals of regional      progress in addressing investor                              Estate Fund. He oversees
malls remain among the best within the       concerns.                                     all phases of the unit including
REIT sector. For instance, occupancies                                                     securities research and administration.
at malls continued to improve. Rent             During the reporting period, there         Mr. Rodriguez began his investment
spreads--the difference between what new     were no wholesale changes to the              career in 1983 and joined INVESCO in
leases pay compared to expiring leases--     portfolio or strategy. We remained well       1990. He has served on the editorial
also continued to show strong growth in      diversified both by property type and         boards of the National Association of
2005.                                        geographic location.                          Real Estate Investment Trusts (NAREIT)
                                                                                           as well as the Institutional Real Estate
=========================================    IN CLOSING                                    Securities Newsletter. Mr. Rodriguez
          We are encouraged by                                                             received his B.B.A. in economics and
         the resiliency of the               We are encouraged by the resiliency of        finance as well as his M.B.A. in finance
         REIT market during the              the REIT market during the year. During       from Baylor University.
              fiscal year.                   the reporting period, we believe REIT
=========================================    prices largely reflected fair levels                         MARK D. BLACKBURN,
                                             relative to the value of their                  [BLACKBURN   Chartered Financial
   Select office REITs also contributed      underlying holdings. Although REIT                PHOTO]     Analyst, Director of
to performance. SL GREEN REALTY CORP.,       prices increased, we believe occupancy                       Investments, INVESCO Real
which owns and operates a portfolio of       and rental rates have supported that                         Estate, is portfolio
commercial office properties in Midtown      growth and that REIT fundamentals                            manager of AIM V.I. Real
Manhattan, has benefited from rent           continued to improve.                         Estate Fund. He joined INVESCO in 1998
increases over the last 18 months. In                                                      and has approximately 18 years of
the office sector, we continued to favor        We believe future improvements in          experience in institutional investing
properties in Midtown Manhattan, inside      share prices may be dependent on the          and risk management, along with a
the beltway Washington D.C. and Southern     strength of gross domestic product            background in evaluating the high-yield
California, markets which performed well     expansion and investor sentiment. We          and convertible securities markets. Mr.
despite sometimes challenging conditions     appreciate your continued participation       Blackburn received a B.S. in accounting
in other office markets throughout the       in AIM V.I. Real Estate Fund.                 from Louisiana State University and an
U.S.                                                                                       M.B.A. from Southern Methodist
                                             THE VIEWS AND OPINIONS EXPRESSED IN           University. He is a Certified Public
   Select apartment REITs also performed     MANAGEMENT'S DISCUSSION OF FUND               Accountant.
well, particularly those that focused        PERFORMANCE ARE THOSE OF A I M ADVISORS,
their operations in coastal, high            INC. THESE VIEWS AND OPINIONS ARE                            JAMES W. TROWBRIDGE,
barrier-to-entry markets. Apartment          SUBJECT TO CHANGE AT ANY TIME BASED ON                       portfolio manager,
operating fundamentals have improved as      FACTORS SUCH AS MARKET AND ECONOMIC            [TROWBRIDGE   INVESCO Real Estate, is
condo conversions reduce supply and          CONDITIONS. THESE VIEWS AND OPINIONS MAY          PHOTO]     portfolio manager of AIM
landlords have gained modest degrees of      NOT BE RELIED UPON AS INVESTMENT ADVICE                      V.I. Real Estate Fund.
pricing power. In addition, Gables           OR RECOMMENDATIONS, OR AS AN OFFER FOR A                     Mr. Trowbridge joined
Residential Trust, which is not a Fund       PARTICULAR SECURITY. THE INFORMATION IS                      INVESCO Real Estate in
holding, boosted the apartment sector by     NOT A COMPLETE ANALYSIS OF EVERY ASPECT       1989. With 30 years of real estate
announcing plans to take the company         OF ANY MARKET, COUNTRY, INDUSTRY,             investment experience for major
private at a significant premium.            SECURITY OR THE FUND. STATEMENTS OF FACT      institutional investors, Mr. Trowbridge
Similar stocks, such as Fund holding         ARE FROM SOURCES CONSIDERED RELIABLE,         is responsible for integrating his
AVALONBAY COMMUNITIES, benefited from        BUT A I M ADVISORS, INC. MAKES NO             knowledge into INVESCO's publicly traded
the news.                                    REPRESENTATION OR WARRANTY AS TO THEIR        REIT investments. Mr. Trowbridge
                                             COMPLETENESS OR ACCURACY. ALTHOUGH            received his B.S. in finance from
   Despite positive performance by the       HISTORICAL PERFORMANCE IS NO GUARANTEE        Indiana University.
REIT market during the fiscal year, a        OF FUTURE RESULTS, THESE INSIGHTS MAY
few holdings detracted from Fund             HELP YOU UNDERSTAND OUR INVESTMENT            Assisted by the Real Estate Team.
performance. AMERICAN FINANCIAL REALTY       MANAGEMENT PHILOSOPHY.
TRUST, which acquires, manages and                                                         After the close of the reporting period,
operates properties leased to regulated                                                    effective January 1, 2006, Ping-Ying
financial institutions, declined amid                                                      Wang and James Cowen received the title
concern over the company's business                                                        of portfolio manager and were added to
strategy. We believe                                                                       the portfolio management team.
                                                                                           Previously, they were analysts on the
                                                                                           investment team.


                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                           FOR A DISCUSSION OF THE RISKS OF
                                                                                           INVESTING IN YOUR FUND, INDEXES USED IN
                                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                           PERFORMANCE, PLEASE TURN TO PAGES 4 AND
                                                                                           5.

AIM V.I. REAL ESTATE FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 3/31/98

====================================================================================================================================

                                                          [MOUNTAIN CHART]

 DATE             AIM V.I. REAL ESTATE           S&P 500         LIPPER REAL ESTATE            MSCI U.S.
                  FUND - SERIES I SHARES          INDEX               FUND INDEX               REIT INDEX
3/31/98                  $10000                  $10000                  $10000                  $10000
   4/98                    9710                   10102                    9689                    9646
   5/98                    9610                    9929                    9563                    9562
   6/98                    9500                   10332                    9462                    9561
   7/98                    8920                   10223                    8859                    8890
   8/98                    7830                    8746                    7946                    8053
   9/98                    8180                    9307                    8315                    8551
  10/98                    8090                   10062                    8218                    8390
  11/98                    8400                   10672                    8398                    8522
  12/98                    8412                   11287                    8294                    8370
   1/99                    8207                   11758                    8109                    8145
   2/99                    8074                   11393                    7969                    8011
   3/99                    7972                   11849                    7898                    7967
   4/99                    8892                   12308                    8745                    8738
   5/99                    9087                   12017                    8923                    8923
   6/99                    8974                   12682                    8845                    8757
   7/99                    8565                   12288                    8501                    8481
   8/99                    8565                   12227                    8360                    8400
   9/99                    8228                   11892                    8026                    8048
  10/99                    8043                   12645                    7816                    7865
  11/99                    7972                   12902                    7696                    7748
  12/99                    8441                   13661                    8001                    7989
   1/00                    8473                   12974                    7930                    8039
   2/00                    8538                   12729                    7794                    7911
   3/00                    9029                   13973                    8132                    8201
   4/00                    9423                   13553                    8537                    8752
   5/00                    9135                   13275                    8635                    8833
   6/00                    9764                   13602                    9004                    9052
   7/00                   10587                   13390                    9664                    9873
   8/00                   10448                   14221                    9393                    9468
   9/00                   10587                   13470                    9705                    9759
  10/00                   10245                   13413                    9292                    9296
  11/00                   10213                   12357                    9435                    9459
  12/00                   10859                   12417                   10046                   10131
   1/01                   10934                   12858                   10101                   10174
   2/01                   10538                   11686                    9954                   10000
   3/01                   10077                   10946                    9909                   10082
   4/01                   10559                   11796                   10132                   10316
   5/01                   10527                   11875                   10354                   10547
   6/01                   10891                   11586                   10917                   11183
   7/01                   10570                   11472                   10722                   10941
   8/01                   10591                   10755                   11055                   11346
   9/01                   10163                    9886                   10528                   10893
  10/01                    9960                   10075                   10184                   10528
  11/01                   10452                   10847                   10723                   11142
  12/01                   10775                   10943                   11062                   11431
   1/02                   10732                   10783                   11108                   11405
   2/02                   10970                   10575                   11334                   11630
   3/02                   11619                   10973                   11980                   12380
   4/02                   11813                   10308                   12103                   12459
   5/02                   12018                   10232                   12247                   12617
   6/02                   12256                    9504                   12516                   12979
   7/02                   11759                    8763                   11800                   12251
   8/02                   11867                    8820                   11825                   12272
   9/02                   11380                    7863                   11404                   11826
  10/02                   11121                    8554                   10902                   11232
  11/02                   11446                    9057                   11343                   11750
  12/02                   11463                    8525                   11464                   11847
   1/03                   11135                    8302                   11164                   11521
   2/03                   11299                    8177                   11336                   11728
   3/03                   11582                    8257                   11598                   11974
   4/03                   12008                    8936                   12102                   12479
   5/03                   12752                    9407                   12816                   13184
   6/03                   13221                    9527                   13120                   13487
   7/03                   13833                    9695                   13721                   14203
   8/03                   13964                    9884                   13869                   14289
   9/03                   14413                    9779                   14312                   14795
  10/03                   14620                   10332                   14631                   15044
  11/03                   15419                   10423                   15272                   15707
  12/03                   15913                   10969                   15730                   16201
   1/04                   16513                   11170                   16292                   16911
   2/04                   16868                   11325                   16649                   17194
   3/04                   17889                   11155                   17558                   18153
   4/04                   15492                   10980                   15249                   15462
   5/04                   16513                   11130                   16147                   16572
   6/04                   17101                   11347                   16644                   17042
   7/04                   17278                   10971                   16713                   17132
   8/04                   18466                   11015                   17876                   18508
   9/04                   18554                   11134                   17976                   18471
  10/04                   19686                   11304                   18803                   19482
  11/04                   20595                   11762                   19640                   20308
  12/04                   21734                   12162                   20783                   21302
   1/05                   20020                   11865                   19407                   19469
   2/05                   20554                   12115                   19976                   20048
   3/05                   20145                   11901                   19608                   19717
   4/05                   21362                   11675                   20398                   20889
   5/05                   21986                   12046                   21084                   21571
   6/05                   22918                   12063                   22064                   22654
   7/05                   24600                   12512                   23485                   24277
   8/05                   23702                   12398                   22673                   23344
   9/05                   23873                   12498                   22740                   23477
  10/05                   23362                   12290                   22211                   22918
  11/05                   24476                   12754                   23172                   23911
  12/05                   24825                   12758                   23334                   23886

====================================================================================================================================

                                                                                                                Source: Lipper, Inc.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000 and is the same as that between $20,000 and $40,000.

AIM V.I. REAL ESTATE FUND

=========================================    DATE OF SERIES I SHARES IS MARCH 31,          FUND DIRECTLY. PERFORMANCE FIGURES GIVEN
AVERAGE ANNUAL TOTAL RETURNS                 1998. THE SERIES I AND SERIES II SHARES       REPRESENT THE FUND AND ARE NOT INTENDED
                                             INVEST IN THE SAME PORTFOLIO OF               TO REFLECT ACTUAL VARIABLE PRODUCT
As of 12/31/05                               SECURITIES AND WILL HAVE SUBSTANTIALLY        VALUES. THEY DO NOT REFLECT SALES
                                             SIMILAR PERFORMANCE, EXCEPT TO THE            CHARGES, EXPENSES AND FEES ASSESSED IN
SERIES I SHARES                              EXTENT THAT EXPENSES BORNE BY EACH CLASS      CONNECTION WITH A VARIABLE PRODUCT.
Inception (3/31/98)             12.44%       DIFFER.                                       SALES CHARGES, EXPENSES AND FEES, WHICH
 5 Years                        17.99                                                      ARE DETERMINED BY THE VARIABLE PRODUCT
 1 Year                         14.24           THE PERFORMANCE DATA QUOTED REPRESENT      ISSUERS, WILL VARY AND WILL LOWER THE
                                             PAST PERFORMANCE AND CANNOT GUARANTEE         TOTAL RETURN.
SERIES II SHARES                             COMPARABLE FUTURE RESULTS; CURRENT
Inception                       12.17%       PERFORMANCE MAY BE LOWER OR HIGHER.              PER NASD REQUIREMENTS, THE MOST
 5 Years                        17.71        PLEASE CONTACT YOUR VARIABLE PRODUCT          RECENT MONTH-END PERFORMANCE DATA AT THE
 1 Year                         13.90        ISSUER OR FINANCIAL ADVISOR FOR THE MOST      FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             RECENT MONTH-END VARIABLE PRODUCT             CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
=========================================    PERFORMANCE. PERFORMANCE FIGURES REFLECT      INFORMATION LINE, 866-702-4402. AS
                                             FUND EXPENSES, REINVESTED DISTRIBUTIONS       MENTIONED ABOVE, FOR THE MOST RECENT
CUMULATIVE TOTAL RETURNS                     AND CHANGES IN NET ASSET VALUE.               MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             INVESTMENT RETURN AND PRINCIPAL VALUE         PRODUCT CHARGES, PLEASE CONTACT YOUR
Six months ended 12/31/05                    WILL FLUCTUATE SO THAT YOU MAY HAVE A         VARIABLE PRODUCT ISSUER OR FINANCIAL
Series I                         8.35%       GAIN OR LOSS WHEN YOU SELL SHARES.            ADVISOR.
Series II                        8.19
                                                AIM V.I. REAL ESTATE FUND, A SERIES           HAD THE ADVISOR NOT WAIVED FEES
=========================================    PORTFOLIO OF AIM VARIABLE INSURANCE           AND/OR REIMBURSED EXPENSES, PERFORMANCE
                                             FUNDS, IS CURRENTLY OFFERED THROUGH           WOULD HAVE BEEN LOWER.
RETURNS SINCE APRIL 30, 2004, THE            INSURANCE COMPANIES ISSUING VARIABLE
INCEPTION DATE OF SERIES II SHARES, ARE      PRODUCTS. YOU CANNOT PURCHASE SHARES OF
HISTORICAL. ALL OTHER RETURNS ARE THE        THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12B-1 FEES APPLICABLE TO
SERIES II SHARES. THE INCEPTION

PRINCIPAL RISKS OF INVESTING IN THE FUND     Trademark-- INDEX) is an index of common      OTHER INFORMATION
                                             stocks frequently used as a general
Investing in a single-sector or              measure of U.S. stock market                  The returns shown in management's
single-region mutual fund involves           performance.                                  discussion of Fund performance are based
greater risk and potential reward than                                                     on net asset values calculated for
investing in a more diversified fund.           The unmanaged MSCI US REIT INDEX is a      shareholder transactions. Generally
                                             total-return index composed of the most       accepted accounting principles require
   The Fund may invest up to 25% of its      actively traded real estate investment        adjustments to be made to the net assets
assets in the securities of non-U.S.         trusts and is designed to be a measure        of the Fund at period end for financial
issuers. International investing             of real estate equity performance. The        reporting purposes, and as such, the net
presents certain risks not associated        index was developed with a base value of      asset values for shareholder
with investing solely in the United          200 as of December 31, 1994. It is            transactions and the returns based on
States. These include risks relating to      compiled by Morgan Stanley Capital            those net asset values may differ from
fluctuations in the value of the U.S.        International.                                the net asset values and returns
dollar relative to the values of other                                                     reported in the Financial Highlights.
currencies, the custody arrangements            The unmanaged LIPPER REAL ESTATE FUND      Additionally, the returns and net asset
made for the Fund's foreign holdings,        INDEX represents an average of the            values shown throughout this report are
differences in accounting, political         performance of the 30 largest real            at the Fund level only and do not
risks and the lesser degree of public        estate funds tracked by Lipper, Inc., an      include variable product issuer charges.
information required to be provided by       independent mutual fund performance           If such charges were included, the total
non-U.S. companies.                          monitor.                                      returns would be lower.

   A change in interest rates will              The Fund is not managed to track the          Property type classifications used in
affect the performance of the Fund's         performance of any particular index,          this report are generally according to
investments in debt securities.              including the indexes defined here, and       the National Association of Real Estate
                                             consequently, the performance of the          Investment Trusts (NAREIT) Equity Index,
   The Fund invests substantial assets       Fund may deviate significantly from the       which is exclusively owned by the
in REITs, which present risks not            performance of the indexes.                   National Association of Real Estate
associated with investing in stocks.                                                       Investment Trusts (NAREIT).
                                                A direct investment cannot be made in
ABOUT INDEXES USED IN THIS REPORT            an index. Unless otherwise indicated,
                                             index results include reinvested
The unmanaged Standard & Poor's              dividends, and they do not reflect sales
Composite Index of 500 Stocks (the S&P       charges. Performance of an index of
500--Registered                              funds reflects fund expenses;
                                             performance of a market index does not.

AIM V.I. REAL ESTATE FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information          value after expenses for the six months
ongoing costs, including management          about actual account values and actual        ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in      table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This       this table, together with the amount you      5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide          The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for             expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided      actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           expenses you paid for the period. You
example is based on an investment of         result by the number in the table under       may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the           and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.     expenses you paid on your account during      5% hypothetical example with the 5%
                                             this period.                                  hypothetical examples that appear in the
   The actual and hypothetical expenses                                                    shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR
the effect of any fees or other expenses     COMPARISON PURPOSES                              Please note that the expenses shown
assessed in connection with a variable                                                     in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides                 ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account        hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based        comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and        help you determine the relative total
                                             an assumed rate of return of 5% per year      costs of owning different funds.
                                             before expenses, which is not the Fund's

====================================================================================================================================

                                                                                    HYPOTHETICAL
                                       ACTUAL                           (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING             EXPENSES         ENDING             EXPENSES         ANNUALIZED
 SHARE           ACCOUNT VALUE       ACCOUNT VALUE       PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
 CLASS              (7/1/05)          (12/31/05)(1)        PERIOD(2)       (12/31/05)           PERIOD(2)          RATIO
Series I           $1,000.00           $1,083.50            $6.46           $1,019.00            $6.26             1.23%
Series II           1,000.00            1,081.90             7.61            1,017.90             7.38             1.45


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. REAL ESTATE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        AIM's portfolio and product review            of the Fund and to limit the Fund's
Insurance Funds (the "Board") oversees       process, various back office support          total operating expenses, as discussed
the management of AIM V.I. Real Estate       functions provided by AIM and AIM's           below. Based on this review, the Board
Fund (the "Fund") and, as required by        equity and fixed income trading               concluded that the advisory fee rate for
law, determines annually whether to          operations. Based on the review of these      the Fund under the Advisory Agreement
approve the continuance of the Fund's        and other factors, the Board concluded        was fair and reasonable.
advisory agreement with A I M Advisors,      that the quality of services to be
Inc. ("AIM"). Based upon the                 provided by AIM was appropriate and that      o Expense limitations and fee waivers.
recommendation of the Investments            AIM currently is providing satisfactory       The Board noted that AIM has
Committee of the Board, which is             services in accordance with the terms of      contractually agreed to waive advisory
comprised solely of independent              the Advisory Agreement.                       fees of the Fund through June 30, 2006
trustees, at a meeting held on June 30,                                                    to the extent necessary so that the
2005, the Board, including all of the        o The performance of the Fund relative        advisory fees payable by the Fund do not
independent trustees, approved the           to comparable funds. The Board reviewed       exceed a specified maximum advisory fee
continuance of the advisory agreement        the performance of the Fund during the        rate, which maximum rate includes
(the "Advisory Agreement") between the       past one, three and five calendar years       breakpoints and is based on net asset
Fund and AIM for another year, effective     against the performance of funds advised      levels. The Board considered the
July 1, 2005.                                by other advisors with investment             contractual nature of this fee waiver
                                             strategies comparable to those of the         and noted that it remains in effect
   The Board considered the factors          Fund. The Board noted that the Fund's         until June 30, 2006. The Board also
discussed below in evaluating the            performance for the one and three year        noted that AIM has contractually agreed
fairness and reasonableness of the           periods was above the median performance      to waive fees and/or limit expenses of
Advisory Agreement at the meeting on         of such comparable funds and below such       the Fund through April 30, 2006 so that
June 30, 2005 and as part of the Board's     median performance for the five year          total annual operating expenses are
ongoing oversight of the Fund. In their      period. The Board also noted that AIM         limited to a specified percentage of
deliberations, the Board and the             began serving as investment advisor to        average daily net assets for each class
independent trustees did not identify        the Fund in April 2004. Based on this         of the Fund. The Board considered the
any particular factor that was               review, the Board concluded that no           contractual nature of this fee
controlling, and each trustee attributed     changes should be made to the Fund and        waiver/expense limitation and noted it
different weights to the various             that it was not necessary to change the       remains in effect until April 30, 2006.
factors.                                     Fund's portfolio management team at this      The Board considered the effect these
                                             time.                                         fee waivers/expense reimbursements would
   One of the responsibilities of the                                                      have on the Fund's estimated expenses
Senior Officer of the Fund, who is           o The performance of the Fund relative        and concluded that the levels of fee
independent of AIM and AIM's affiliates,     to indices. The Board reviewed the            waivers/expense reimbursements for the
is to manage the process by which the        performance of the Fund during the past       Fund were fair and reasonable.
Fund's proposed management fees are          one, three and five calendar years
negotiated to ensure that they are           against the performance of the Lipper         o Breakpoints and economies of scale.
negotiated in a manner which is at arm's     Real Estate Fund Index. The Board noted       The Board reviewed the structure of the
length and reasonable. To that end, the      that the Fund's performance in such           Fund's advisory fee under the Advisory
Senior Officer must either supervise a       periods was above or comparable to the        Agreement, noting that it does not
competitive bidding process or prepare       performance of such Index. The Board          include any breakpoints. The Board
an independent written evaluation. The       also noted that AIM began serving as          considered whether it would be
Senior Officer has recommended an            investment advisor to the Fund in April       appropriate to add advisory fee
independent written evaluation in lieu       2004. Based on this review, the Board         breakpoints for the Fund or whether, due
of a competitive bidding process and,        concluded that no changes should be made      to the nature of the Fund and the
upon the direction of the Board, has         to the Fund and that it was not               advisory fee structures of comparable
prepared such an independent written         necessary to change the Fund's portfolio      funds, it was reasonable to structure
evaluation. Such written evaluation also     management team at this time.                 the advisory fee without breakpoints.
considered certain of the factors                                                          Based on this review, the Board
discussed below. In addition, as             o Meeting with the Fund's portfolio           concluded that it was not necessary to
discussed below, the Senior Officer made     managers and investment personnel. With       add advisory fee breakpoints to the
certain recommendations to the Board in      respect to the Fund, the Board is             Fund's advisory fee schedule. The Board
connection with such written evaluation.     meeting periodically with such Fund's         reviewed the level of the Fund's
                                             portfolio managers and/or other               advisory fees, and noted that such fees,
   The discussion below serves as a          investment personnel and believes that        as a percentage of the Fund's net
summary of the Senior Officer's              such individuals are competent and able       assets, would remain constant under the
independent written evaluation and           to continue to carry out their                Advisory Agreement because the Advisory
recommendations to the Board in              responsibilities under the Advisory           Agreement does not include any
connection therewith, as well as a           Agreement.                                    breakpoints. The Board noted that AIM
discussion of the material factors and                                                     has contractually agreed to waive
the conclusions with respect thereto         o Overall performance of AIM. The Board       advisory fees of the Fund through June
that formed the basis for the Board's        considered the overall performance of         30, 2006 to the extent necessary so that
approval of the Advisory Agreement.          AIM in providing investment advisory and      the advisory fees payable by the Fund do
After consideration of all of the            portfolio administrative services to the      not exceed a specified maximum advisory
factors below and based on its informed      Fund and concluded that such performance      fee rate, which maximum rate includes
business judgment, the Board determined      was satisfactory.                             breakpoints and is based on net asset
that the Advisory Agreement is in the                                                      levels. The Board concluded that the
best interests of the Fund and its           o Fees relative to those of clients of        Fund's fee levels under the Advisory
shareholders and that the compensation       AIM with comparable investment                Agreement therefore would not reflect
to AIM under the Advisory Agreement is       strategies. The Board reviewed the            economies of scale, although the
fair and reasonable and would have been      advisory fee rate for the Fund under the      advisory fee waiver reflects economies
obtained through arm's length                Advisory Agreement. The Board noted that      of scale.
negotiations.                                this rate was the same as the advisory
                                             fee rate for one mutual fund advised by       o Investments in affiliated money market
o The nature and extent of the advisory      AIM with investment strategies                funds. The Board also took into account
services to be provided by AIM. The          comparable to those of the Fund. The          the fact that uninvested cash and cash
Board reviewed the services to be            Board noted that AIM has agreed to waive      collateral from securities lending
provided by AIM under the Advisory           advisory fees of the Fund and to limit        arrangements (collectively, "cash
Agreement. Based on such review, the         the Fund's total operating expenses, as       balances") of the Fund may be invested
Board concluded that the range of            discussed below. Based on this review,        in money market funds advised by AIM
services to be provided by AIM under the     the Board concluded that the advisory         pursuant to the terms of an SEC
Advisory Agreement was appropriate and       fee rate for the Fund under the Advisory      exemptive order. The Board found that
that AIM currently is providing services     Agreement was fair and reasonable.            the Fund may realize certain benefits
in accordance with the terms of the                                                        upon investing cash balances in AIM
Advisory Agreement.                          o Fees relative to those of comparable        advised money market funds, including a
                                             funds with other advisors. The Board          higher net return, increased liquidity,
o The quality of services to be provided     reviewed the advisory fee rate for the        increased diversification or decreased
by AIM. The Board reviewed the               Fund under the Advisory Agreement. The        transaction costs. The Board also found
credentials and experience of the            Board compared effective contractual          that the Fund will not receive reduced
officers and employees of AIM who will       advisory fee rates at a common asset          services if it invests its cash balances
provide investment advisory services to      level and noted that the Fund's rate was      in such money market funds. The Board
the Fund. In reviewing the                   above the median rate of the funds            noted that, to the extent the Fund
qualifications of AIM to provide             advised by other advisors with                invests in affiliated money market
investment advisory services, the Board      investment strategies comparable to           funds, AIM has voluntarily agreed to
reviewed the qualifications of AIM's         those of the Fund that the Board              waive a portion of the advisory fees it
investment personnel and considered such     reviewed. The Board noted that AIM has        receives from the Fund attributable to
issues as                                    agreed to waive advisory fees                 such investment. The Board further
                                                                                           determined that the


                                                                                                                        (continued)

AIM V.I. REAL ESTATE FUND

proposed securities lending program and      provide non-investment advisory services      o The performance of the Fund relative
related procedures with respect to the       to the Fund, including administrative,        to comparable funds. The Board reviewed
lending Fund is in the best interests of     transfer agency and distribution              the performance of the Fund during the
the lending Fund and its respective          services, and that AIM and its                past one, three and five calendar years
shareholders. The Board therefore            affiliates currently are providing            against the performance of funds advised
concluded that the investment of cash        satisfactory non-investment advisory          by other advisors with investment
collateral received in connection with       services.                                     strategies comparable to those of the
the securities lending program in the                                                      Fund. The Board noted that the Fund's
money market funds according to the          o Other factors and current trends. In        performance for the one and three year
procedures is in the best interests of       determining whether to continue the           periods was above the median performance
the lending Fund and its respective          Advisory Agreement for the Fund, the          of such comparable funds and below such
shareholders.                                Board considered the fact that AIM,           median performance for the five year
                                             along with others in the mutual fund          period. The Board also noted that AIM
o Independent written evaluation and         industry, is subject to regulatory            began serving as investment advisor to
recommendations of the Fund's Senior         inquiries and litigation related to a         the Fund in April 2004. Based on this
Officer. The Board noted that, upon          wide range of issues. The Board also          review, the Board concluded that no
their direction, the Senior Officer of       considered the governance and compliance      changes should be made to the Fund and
the Fund, who is independent of AIM and      reforms being undertaken by AIM and its       that it was not necessary to change the
AIM's affiliates, had prepared an            affiliates, including maintaining an          Fund's portfolio management team at this
independent written evaluation in order      internal controls committee and               time.
to assist the Board in determining the       retaining an independent compliance
reasonableness of the proposed               consultant, and the fact that AIM has         o The performance of the Fund relative
management fees of the AIM Funds,            undertaken to cause the Fund to operate       to indices. The Board reviewed the
including the Fund. The Board noted that     in accordance with certain governance         performance of the Fund during the past
the Senior Officer's written evaluation      policies and practices. The Board             one, three and five calendar years
had been relied upon by the Board in         concluded that these actions indicated a      against the performance of the Lipper
this regard in lieu of a competitive         good faith effort on the part of AIM to       Real Estate Fund Index. The Board noted
bidding process. In determining whether      adhere to the highest ethical standards,      that the Fund's performance in such
to continue the Advisory Agreement for       and determined that the current               periods was above or comparable to the
the Fund, the Board considered the           regulatory and litigation environment to      performance of such Index. The Board
Senior Officer's written evaluation and      which AIM is subject should not prevent       also noted that AIM began serving as
the recommendation made by the Senior        the Board from continuing the Advisory        investment advisor to the Fund in April
Officer to the Board that the Board          Agreement for the Fund.                       2004. Based on this review, the Board
consider implementing a process to                                                         concluded that no changes should be made
assist them in more closely monitoring       APPROVAL OF SUB-ADVISORY AGREEMENT            to the Fund and that it was not
the performance of the AIM Funds. The                                                      necessary to change the Fund's portfolio
Board concluded that it would be             The Board oversees the management of the      management team at this time.
advisable to implement such a process as     Fund and, as required by law, determines
soon as reasonably practicable.              annually whether to approve the               o Meeting with the Fund's portfolio
                                             continuance of the Fund's sub-advisory        managers and investment personnel. The
o Profitability of AIM and its               agreement. Based upon the recommendation      Board is meeting periodically with the
affiliates. The Board reviewed               of the Investments Committee of the           Fund's portfolio managers and/or other
information concerning the profitability     Board, which is comprised solely of           investment personnel and believes that
of AIM's (and its affiliates')               independent trustees, at a meeting held       such individuals are competent and able
investment advisory and other activities     on June 30, 2005, the Board, including        to continue to carry out their
and its financial condition. The Board       all of the independent trustees,              responsibilities under the Sub-Advisory
considered the overall profitability of      approved the continuance of the               Agreement.
AIM, as well as the profitability of AIM     sub-advisory agreement (the
in connection with managing the Fund.        "Sub-Advisory Agreement") between             o Overall performance of the
The Board noted that AIM's operations        INVESCO Institutional (N.A.), Inc. (the       Sub-Advisor. The Board considered the
remain profitable, although increased        "Sub-Advisor") and AIM with respect to        overall performance of the Sub-Advisor
expenses in recent years have reduced        the Fund for another year, effective          in providing investment advisory
AIM's profitability. Based on the review     July 1, 2005.                                 services to the Fund and concluded that
of the profitability of AIM's and its                                                      such performance was satisfactory.
affiliates' investment advisory and             The Board considered the factors
other activities and its financial           discussed below in evaluating the             o Advisory fees, expense limitations and
condition, the Board concluded that the      fairness and reasonableness of the            fee waivers, and breakpoints and
compensation to be paid by the Fund to       Sub-Advisory Agreement at the meeting on      economies of scale. In reviewing these
AIM under its Advisory Agreement was not     June 30, 2005 and as part of the Board's      factors, the Board considered only the
excessive.                                   ongoing oversight of the Fund. In their       advisory fees charged to the Fund by AIM
                                             deliberations, the Board and the              and did not consider the sub-advisory
o Benefits of soft dollars to AIM. The       independent trustees did not identify         fees paid by AIM to the Sub-Advisor. The
Board considered the benefits realized       any particular factor that was                Board believes that this approach is
by AIM as a result of brokerage              controlling, and each trustee attributed      appropriate because the sub-advisory
transactions executed through "soft          different weights to the various              fees have no effect on the Fund or its
dollar" arrangements. Under these            factors.                                      shareholders, as they are paid by AIM
arrangements, brokerage commissions paid                                                   rather than the Fund. Furthermore, AIM
by the Fund and/or other funds advised          The discussion below serves as a           and the Sub-Advisor are affiliates and
by AIM are used to pay for research and      discussion of the material factors and        the Board believes that the allocation
execution services. This research is         the conclusions with respect thereto          of fees between them is a business
used by AIM in making investment             that formed the basis for the Board's         matter, provided that the advisory fees
decisions for the Fund. The Board            approval of the Sub-Advisory Agreement.       charged to the Fund are fair and
concluded that such arrangements were        After consideration of all of the             reasonable.
appropriate.                                 factors below and based on its informed
                                             business judgment, the Board determined       o Profitability of AIM and its
o AIM's financial soundness in light of      that the Sub-Advisory Agreement is in         affiliates. The Board reviewed
the Fund's needs. The Board considered       the best interests of the Fund and its        information concerning the profitability
whether AIM is financially sound and has     shareholders.                                 of AIM's (and its affiliates')
the resources necessary to perform its                                                     investment advisory and other activities
obligations under the Advisory               o The nature and extent of the advisory       and its financial condition. The Board
Agreement, and concluded that AIM has        services to be provided by the                considered the overall profitability of
the financial resources necessary to         Sub-Advisor. The Board reviewed the           AIM, as well as the profitability of AIM
fulfill its obligations under the            services to be provided by the                in connection with managing the Fund.
Advisory Agreement.                          Sub-Advisor under the Sub-Advisory            The Board noted that AIM's operations
                                             Agreement. Based on such review, the          remain profitable, although increased
o Historical relationship between the        Board concluded that the range of             expenses in recent years have reduced
Fund and AIM. In determining whether to      services to be provided by the                AIM's profitability. Based on the review
continue the Advisory Agreement for the      Sub-Advisor under the Sub-Advisory            of the profitability of AIM's and its
Fund, the Board also considered the          Agreement was appropriate and that the        affiliates' investment advisory and
prior relationship between AIM and the       Sub-Advisor currently is providing            other activities and its financial
Fund, as well as the Board's knowledge       services in accordance with the terms of      condition, the Board concluded that the
of AIM's operations, and concluded that      the Sub-Advisory Agreement.                   compensation to be paid by the Fund to
it was beneficial to maintain the                                                          AIM under its Advisory Agreement was not
current relationship, in part, because       o The quality of services to be provided      excessive.
of such knowledge. The Board also            by the Sub-Advisor. The Board reviewed
reviewed the general nature of the           the credentials and experience of the         o The Sub-Advisor's financial soundness
non-investment advisory services             officers and employees of the                 in light of the Fund's needs. The Board
currently performed by AIM and its           Sub-Advisor who will provide investment       considered whether the Sub-Advisor is
affiliates, such as administrative,          advisory services to the Fund. Based on       financially sound and has the resources
transfer agency and distribution             the review of these and other factors,        necessary to perform its obligations
services, and the fees received by AIM       the Board concluded that the quality of       under the Sub-Advisory Agreement, and
and its affiliates for performing such       services to be provided by the                concluded that the Sub-Advisor has the
services. In addition to reviewing such      Sub-Advisor was appropriate, and that         financial resources necessary to fulfill
services, the trustees also considered       the Sub-Advisor currently is providing        its obligations under the Sub-Advisory
the organizational structure employed by     satisfactory services in accordance with      Agreement.
AIM and its affiliates to provide those      the terms of the Sub-Advisory Agreement.
services. Based on the review of these
and other factors, the Board concluded
that AIM and its affiliates were
qualified to continue to

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                SHARES        VALUE
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-94.18%

APARTMENTS-14.74%

American Campus Communities, Inc.                 25,500   $    632,400
-----------------------------------------------------------------------
Archstone-Smith Trust                             80,500      3,372,145
-----------------------------------------------------------------------
AvalonBay Communities, Inc.                       27,200      2,427,600
-----------------------------------------------------------------------
Camden Property Trust                             32,300      1,870,816
-----------------------------------------------------------------------
CapitaLand Ltd. (Singapore)(a)                    69,000        142,302
-----------------------------------------------------------------------
Education Realty Trust, Inc.                      18,100        233,309
-----------------------------------------------------------------------
Equity Residential                                97,900      3,829,848
-----------------------------------------------------------------------
Essex Property Trust, Inc.                        20,400      1,880,880
-----------------------------------------------------------------------
GMH Communities Trust                             10,400        161,304
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)          20,000        194,747
=======================================================================
                                                             14,745,351
=======================================================================

DIVERSIFIED-6.17%

British Land Co. PLC (United Kingdom)             13,500        247,597
-----------------------------------------------------------------------
Colonial Properties Trust                         11,400        478,572
-----------------------------------------------------------------------
Hysan Development Co. Ltd. (Hong Kong)(a)         66,000        162,939
-----------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)      8,100        231,949
-----------------------------------------------------------------------
Link REIT (The) (Hong Kong)(b)                   101,500        192,432
-----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)                   8,000        162,469
-----------------------------------------------------------------------
Stockland (Australia)(a)                          48,200        229,162
-----------------------------------------------------------------------
Unibail (France)(a)                                2,000        266,146
-----------------------------------------------------------------------
Vornado Realty Trust                              50,300      4,198,541
=======================================================================
                                                              6,169,807
=======================================================================

HEALTHCARE-1.55%

Healthcare Realty Trust, Inc.                      7,600        252,852
-----------------------------------------------------------------------
Ventas, Inc.                                      40,500      1,296,810
=======================================================================
                                                              1,549,662
=======================================================================

INDUSTRIAL PROPERTIES-9.88%

AMB Property Corp.                                22,000      1,081,740
-----------------------------------------------------------------------
CenterPoint Properties Trust                      61,600      3,047,968
-----------------------------------------------------------------------
Macquarie Goodman Group (Australia)(a)            20,600         72,082
-----------------------------------------------------------------------
ProLogis                                         121,714      5,686,478
=======================================================================
                                                              9,888,268
=======================================================================

LODGING-RESORTS-10.83%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25% Pfd.(c)                     5,000        122,812
-----------------------------------------------------------------------
Equity Inns Inc.                                  42,100        570,455
-----------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00% Pfd       3,700         91,353
-----------------------------------------------------------------------
Hilton Hotels Corp.                              111,300      2,683,443
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------
LODGING-RESORTS-(CONTINUED)

Host Marriott Corp.                              233,500   $  4,424,825
-----------------------------------------------------------------------
LaSalle Hotel Properties                           5,600        205,632
-----------------------------------------------------------------------
Marriott International, Inc.-Class A               6,700        448,699
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      35,800      2,286,188
=======================================================================
                                                             10,833,407
=======================================================================

OFFICE PROPERTIES-20.90%

Alexandria Real Estate Equities, Inc.             15,000      1,207,500
-----------------------------------------------------------------------
American Financial Realty Trust                   47,700        572,400
-----------------------------------------------------------------------
Arden Realty, Inc.                                23,900      1,071,437
-----------------------------------------------------------------------
Boston Properties, Inc.                           62,100      4,603,473
-----------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              23,550        692,841
-----------------------------------------------------------------------
CapitaCommercial Trust (Singapore)                52,900         47,080
-----------------------------------------------------------------------
CarrAmerica Realty Corp.                          28,100        973,103
-----------------------------------------------------------------------
Derwent Valley Holdings PLC (United Kingdom)      19,900        493,369
-----------------------------------------------------------------------
Digital Realty Trust, Inc.-Series A, 8.50%
  Pfd                                              2,900         73,370
-----------------------------------------------------------------------
Equity Office Properties Trust                    41,900      1,270,827
-----------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Hong Kong)(a)        81,000        253,853
-----------------------------------------------------------------------
Prentiss Properties Trust                         30,900      1,257,012
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                   53,200      1,914,136
-----------------------------------------------------------------------
SL Green Realty Corp.                             44,600      3,406,994
-----------------------------------------------------------------------
Trizec Properties, Inc.                          133,900      3,068,988
=======================================================================
                                                             20,906,383
=======================================================================

REGIONAL MALLS-17.99%

AEON Mall Co., Ltd. (Japan)(a)                     4,700        228,745
-----------------------------------------------------------------------
Diamond City Co., Ltd. (Japan)(a)                  5,400        222,730
-----------------------------------------------------------------------
General Growth Properties, Inc.                  136,400      6,409,436
-----------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)         101,000        158,040
-----------------------------------------------------------------------
Macerich Co. (The)                                53,300      3,578,562
-----------------------------------------------------------------------
Mills Corp. (The)                                 13,000        545,220
-----------------------------------------------------------------------
Rodamco Europe N.V. (Netherlands)                  3,100        257,996
-----------------------------------------------------------------------
Simon Property Group, Inc.                        86,100      6,597,843
=======================================================================
                                                             17,998,572
=======================================================================

SELF STORAGE FACILITIES-3.48%

Extra Space Storage Inc.                          29,600        455,840
-----------------------------------------------------------------------
Public Storage, Inc.                              31,200      2,112,864
-----------------------------------------------------------------------
U-Store-It Trust                                  43,400        913,570
=======================================================================
                                                              3,482,274
=======================================================================

SHOPPING CENTERS-8.49%

Capital & Regional PLC (United Kingdom)           23,000        343,481
-----------------------------------------------------------------------
Citycon Oyj (Finland)                             48,300        177,830
-----------------------------------------------------------------------

                           AIM V.I. REAL ESTATE FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Developers Diversified Realty Corp.               65,700   $  3,089,214
-----------------------------------------------------------------------
Federal Realty Investment Trust                   22,600      1,370,690
-----------------------------------------------------------------------
Regency Centers Corp.                             50,900      3,000,555
-----------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 31,400        508,994
=======================================================================
                                                              8,490,764
=======================================================================

SPECIALTY PROPERTIES-0.15%

Spirit Finance Corp.                              13,100        148,685
=======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $73,959,800)                                     94,213,173
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

MONEY MARKET FUNDS-5.53%

Premier Portfolio-Institutional Class (Cost
  $5,533,127)(e)                               5,533,127   $  5,533,127
=======================================================================
TOTAL INVESTMENTS-99.71% (Cost $79,492,927)                  99,746,300
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.29%                             292,538
=======================================================================
NET ASSETS-100.00%                                         $100,038,838
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $1,967,948, which represented 1.97% of the Fund's Net Assets. See Note 1A.
(b) Non-income producing security.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2005 represented 0.12% of the Fund's Net Assets. See Note 1A.
(d) Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $73,959,800)         $ 94,213,173
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $5,533,127)                                 5,533,127
=============================================================
    Total investments (cost $79,492,927)           99,746,300
=============================================================
Receivables for:
  Fund shares sold                                    137,085
-------------------------------------------------------------
  Dividends                                           442,426
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                  7,109
=============================================================
    Total assets                                  100,332,920
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              168,335
-------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                               8,644
-------------------------------------------------------------
Accrued administrative services fees                   83,750
-------------------------------------------------------------
Accrued distribution fees -- Series II                     33
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                                108
-------------------------------------------------------------
Accrued transfer agent fees                             1,118
-------------------------------------------------------------
Accrued operating expenses                             32,094
=============================================================
    Total liabilities                                 294,082
=============================================================
Net assets applicable to shares outstanding      $100,038,838
_____________________________________________________________
=============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $ 71,957,761
-------------------------------------------------------------
Undistributed net investment income                 1,635,123
-------------------------------------------------------------
Undistributed net realized gain from investment
  securities and foreign currencies                 6,192,611
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                20,253,343
=============================================================
                                                 $100,038,838
_____________________________________________________________
=============================================================

NET ASSETS:

Series I                                         $ 99,976,963
_____________________________________________________________
=============================================================
Series II                                        $     61,875
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                            4,747,791
_____________________________________________________________
=============================================================
Series II                                               2,949
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                      $      21.06
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                      $      20.98
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $25,057)                                       $ 2,595,954
------------------------------------------------------------
Dividends from affiliated money market funds          91,113
============================================================
    Total investment income                        2,687,067
============================================================

EXPENSES:

Advisory fees                                        774,807
------------------------------------------------------------
Administrative services fees                         241,239
------------------------------------------------------------
Custodian fees                                        32,657
------------------------------------------------------------
Distribution fees -- Series II                            57
------------------------------------------------------------
Transfer agent fees                                   12,672
------------------------------------------------------------
Trustees' and officer's fees and benefits             17,404
------------------------------------------------------------
Other                                                 93,394
============================================================
    Total expenses                                 1,172,230
============================================================
Less: Fees waived                                   (131,049)
============================================================
    Net expenses                                   1,041,181
============================================================
Net investment income                              1,645,886
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            6,353,442
------------------------------------------------------------
  Foreign currencies                                 (27,526)
============================================================
                                                   6,325,916
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            3,519,251
------------------------------------------------------------
  Foreign currencies                                    (335)
============================================================
                                                   3,518,916
============================================================
Net gain from investment securities and foreign
  currencies                                       9,844,832
============================================================
Net increase in net assets resulting from
  operations                                     $11,490,718
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,645,886    $   896,234
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   6,325,916      2,617,646
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            3,518,916     12,603,568
=========================================================================================
    Net increase in net assets resulting from operations        11,490,718     16,117,448
=========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                      (1,018,056)      (553,411)
-----------------------------------------------------------------------------------------
  Series II                                                           (468)          (100)
=========================================================================================
    Total distributions from net investment income              (1,018,524)      (553,511)
=========================================================================================
Distributions to shareholders from net realized gains:
  Series I                                                      (2,594,476)    (1,213,446)
-----------------------------------------------------------------------------------------
  Series II                                                         (1,222)          (218)
=========================================================================================
    Total distributions from net realized gains                 (2,595,698)    (1,213,664)
=========================================================================================
    Decrease in net assets resulting from distributions         (3,614,222)    (1,767,175)
=========================================================================================
Share transactions-net:
  Series I                                                      12,711,422     38,957,318
-----------------------------------------------------------------------------------------
  Series II                                                         46,237         10,318
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               12,757,659     38,967,636
=========================================================================================
    Net increase in net assets                                  20,634,155     53,317,909
=========================================================================================

NET ASSETS:

  Beginning of year                                             79,404,683     26,086,774
=========================================================================================
  End of year (including undistributed net investment income
    of $1,635,123 and $902,500, respectively)                 $100,038,838    $79,404,683
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Real Estate Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                           AIM V.I. REAL ESTATE FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                           AIM V.I. REAL ESTATE FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets.

    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $131,049.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $191,239 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $12,672.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $57.

    Certain officers and trustees of the Trust are also officers and directors of AIM, AISI, INVESCO and/or ADI.

                           AIM V.I. REAL ESTATE FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class           $6,720,218       $38,958,842       $(40,145,933)         $   --         $5,533,127       $91,113       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,178 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $2,067,539    $1,581,743
--------------------------------------------------------------------------------------
Long-term capital gain                                         1,546,683       185,432
======================================================================================
Total distributions                                           $3,614,222    $1,767,175
______________________________________________________________________________________
======================================================================================

                           AIM V.I. REAL ESTATE FUND

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,690,029
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,344,603
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            20,064,269
----------------------------------------------------------------------------
Temporary book/tax differences                                        (5,976)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (11,848)
----------------------------------------------------------------------------
Shares of beneficial interest                                     71,957,761
============================================================================
Total net assets                                                 100,038,838
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and market to market of certain passive foreign investment securities. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(30).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The fund did not have a capital loss carryforward as of December 31, 2005.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $54,868,131 and $42,550,900, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $20,440,094
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (375,795)
===============================================================================
Net unrealized appreciation of investment securities               $20,064,299
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $79,682,001.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2005, undistributed net investment income was increased by $105,261 and undistributed net realized gain was decreased by $105,261. This reclassification had no effect on the net assets of the Fund.

                           AIM V.I. REAL ESTATE FUND

NOTE 9--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING(a)
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                        2005(A)                            2004
                                                              ----------------------------      ---------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     2,014,083      $ 39,818,911      3,115,355      $ 50,705,698
---------------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                     2,307            48,084            716            10,000
===========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                       171,210         3,612,532         94,788         1,766,857
---------------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                        81             1,690             17               318
===========================================================================================================================
Reacquired:
  Series I                                                    (1,587,102)      (30,720,021)      (879,455)      (13,515,237)
---------------------------------------------------------------------------------------------------------------------------
  Series II(b)                                                      (172)           (3,537)            --                --
===========================================================================================================================
                                                                 600,407      $ 12,757,659      2,331,421      $ 38,967,636
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 78% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund.. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)Series II shares commenced sales on April 30, 2004.

                           AIM V.I. REAL ESTATE FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      SERIES I
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                               2005          2004          2003       2002       2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.13       $ 14.34       $ 10.49    $  9.97    $10.15
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.38(a)       0.32(a)       0.20       0.14      0.20
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.34          4.92          3.87       0.50     (0.28)
======================================================================================================================
    Total from investment operations                             2.72          5.24          4.07       0.64     (0.08)
======================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.22)        (0.14)        (0.22)     (0.12)    (0.10)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.57)        (0.31)           --         --        --
======================================================================================================================
    Total distributions                                         (0.79)        (0.45)        (0.22)     (0.12)    (0.10)
======================================================================================================================
Net asset value, end of period                                $ 21.06       $ 19.13       $ 14.34    $ 10.49    $ 9.97
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 14.24%        36.58%        38.82%      6.37%    (0.76)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $99,977       $79,391       $26,087    $12,869    $4,723
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.21%(c)      1.31%         1.35%      1.36%     1.38%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.36%(c)      1.42%         1.62%      1.89%     2.70%
======================================================================================================================
Ratio of net investment income to average net assets             1.91%(c)      1.96%         3.02%      4.53%     4.35%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            51%           34%          126%       191%      163%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connections with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $86,067,051.

                           AIM V.I. REAL ESTATE FUND

                                                                          SERIES II
                                                              ---------------------------------
                                                                                 APRIL 30, 2004
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $19.12              $13.96
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.34(a)             0.20(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           2.31                5.41
===============================================================================================
    Total from investment operations                               2.65                5.61
===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.22)              (0.14)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.57)              (0.31)
===============================================================================================
    Total distributions                                           (0.79)              (0.45)
===============================================================================================
Net asset value, end of period                                   $20.98              $19.12
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   13.85%              40.23%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   62              $   14
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.45%(c)            1.45%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.61%(c)            1.66%(d)
===============================================================================================
Ratio of net investment income to average net assets               1.67%(c)            1.82%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                              51%                 34%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $22,600.
(d)  Annualized.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint,

                           AIM V.I. REAL ESTATE FUND
filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave

                           AIM V.I. REAL ESTATE FUND
plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                           AIM V.I. REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Real Estate Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                           AIM V.I. REAL ESTATE FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                           AIM V.I. REAL ESTATE FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    INVESCO Realty Advisors
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Division
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Three Galleria Tower,
                                                                                                         Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,546,683 for the Fund's tax year ended December 31, 2005.

                           AIM V.I. REAL ESTATE FUND

                                                  AIM V.I. SMALL CAP EQUITY FUND
                               Annual Report to Shareholders o December 31, 2005

AIM V.I. SMALL CAP EQUITY FUND seeks to provide long-term growth of capital.

UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.




================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIM V.I. SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               stock when:

=====================================================================================     o the company's fundamental business
PERFORMANCE SUMMARY                                                                       prospects deteriorate
                                             ========================================
For the year ended December 31, 2005,        FUND VS. INDEXES                             o a stock hits our target price
your Fund posted solid, index-beating
returns as illustrated by the                TOTAL RETURNS, 12/31/04-12/31/05,            o the company's technical profile
accompanying table.                          EXCLUDING VARIABLE PRODUCT ISSUER            deteriorates
                                             CHARGES. IF VARIABLE PRODUCT ISSUER
   The Fund outperformed both the S&P        CHARGES WERE INCLUDED, RETURNS WOULD BE      MARKET CONDITIONS AND YOUR FUND
500 Index and the Russell 2000 Index         LOWER.
largely due to strong returns by                                                          The U.S. economy continued to expand
holdings in the consumer discretionary,      Series I Shares                    8.11%     throughout the year, with corporate
industrials and financials sectors.                                                       profits generally improving. However,
Positive performance was broad-based, as     Series II Shares                   7.97      rising short-term interest rates, record
significant detractors were concentrated                                                  high oil and natural gas prices, two
in the information technology sector.        Standard & Poor's Composite                  Gulf Coast hurricanes and other concerns
                                             Index of 500 Stocks (The S&P 500)            restrained stock market performance.
   For long-term performance, see Pages 4    (Broad Market Index)               4.91
and 5.                                                                                       Consumer discretionary, which
                                             Russell 2000 Index                           includes many retailers, was our
                                             (Style-specific Index)             4.55      best-performing sector. While we were
                                                                                          generally pleased with the performance
                                             Lipper Small-Cap Core Fund Index             of our consumer discretionary holdings,
                                             (Peer Group Index)                 7.56      we reduced our exposure to this sector.
                                                                                          We were concerned that rising fuel costs
                                             SOURCE: LIPPER,INC.                          might adversely affect consumer
                                             ========================================     spending, which had been solid earlier
                                                                                          in the year and had bolstered the
=====================================================================================     performance of retail stocks.

HOW WE INVEST                                1. Fundamental analysis--Building               The stock that contributed the most
                                             financial models and conducting in-depth     to Fund performance was Guess?, a
We focus on small-cap companies with         interviews with company management.          company that markets upscale apparel and
visible and long-term growth                                                              accessories. Best known for its designer
opportunities demonstrated by consistent     2. Valuation analysis--Identifying           jeans, the company reported record third
and accelerating earnings growth.            attractively valued stocks given their       quarter earnings, largely because of the
                                             growth potential over a one- to two-year     success of its European business. Men's
   We align the Fund with the benchmark      horizon.                                     Wearhouse, which sells business clothing
we believe represents the small-cap-core                                                  at more than 700 stores in the U.S. and
asset class. We seek to control risk by      3. Technical analysis--Identifying the       Canada, also contributed significantly
keeping the Fund's sector weightings in      "timeliness" of a stock purchase. We         to our performance. The company
line with the benchmark by staying fully     review trading volume characteristics        benefited from improved merchandising
diversified in all those sectors.            and trend analysis to make sure there        and increased suit sales. We sold the
                                             are no signs of stock deterioration.         stock due to valuation.
   We select stocks based on analysis of     This also serves as a risk management
individual companies. Our three-step         measure that helps us confirm our high          Higher energy prices and improved
selection process includes:                  conviction candidates.                       earnings

                                                 We consider selling or trimming a

========================================     ========================================     ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                    1. Regional Banks                   6.3%      1. Warren Resources Inc.            1.7%

Financials                         19.4%     2. Oil & Gas Exploration &                    2. Penn Virginia Corp.              1.7
                                                Production                       5.3
Information Technology             18.9                                                    3. Assured Guaranty Ltd             1.4
                                             3. Health Care Supplies             5.1
Industrials                        16.1                                                    4. Haemonetics Corp.                1.4
                                             4. Property & Casualty Insurance    4.8
Health Care                        11.8                                                    5. Philadelphia Consolidated
                                             5. Apparel Retail                   4.1
Consumer Discretionary             10.8                                                       Holding Corp.                    1.4

Energy                              7.8                                                    6. Oceaneering International, Inc.  1.4
                                             TOTAL NET ASSETS          $43.4 million
Materials                           3.4                                                    7. Pinnacle Entertainment, Inc.     1.3
                                             TOTAL NUMBER OF HOLDINGS*           105
Consumer Staples                    3.4                                                    8. Jones Lang Lasalle Inc.          1.3

Utilities                           2.1                                                    9. United Online,Inc.               1.3

Money Market Funds                                                                        10. Affiliated Managers Group, Inc.  1.2
Plus Other Assets Less Liabilities  6.3

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

                                       2

AIM V.I. SMALL CAP EQUITY FUND

prospects led to significant stock price     would face competitive pressure and                              JULIET ELLIS,
increases in many of our investments in      eventually miss earnings expectations              [ELLIS        Chartered Financial
the energy sector. Our top holding,          because a number of large technology                PHOTO]       Analyst and senior
WARREN RESOURCES, a leading developer of     companies had recently made acquisitions                         portfolio manager,
coal bed methane natural gas, was an         of several competitors. We continue to                           is lead portfolio
energy stock that boosted our                own the stock as we see upside potential                         manager of AIM V.I.
performance. We believe the company has      based on our earnings forecast for the       Small Cap Equity Fund. Ms. Ellis joined
a strong management team and solid           company.                                     AIM in 2004. She previously served as
business fundamentals. The company                                                        Senior Portfolio Manager of two
reported a 23% increase in revenue and          The Fund's materials stocks,              small-cap funds for another company and
43% increase in oil and gas production       including WAUSAU PAPER, which reported       was responsible for the management of
for the third quarter of 2005 compared       second and third quarter losses, also        more than $2 billion in assets.
to the same period for the previous          detracted from Fund returns. We
year. Other key contributors in the          subsequently sold the stock due to a            Ms. Ellis began her investment career
sector included PENN VIRGINIA CORP. and      weak outlook. At the close of the            in 1981 as a financial consultant. She
PLAINS EXPLORATION.                          reporting period, we further reduced the     is a Cum Laude and Phi Beta Kappa
                                             Fund's weighting in materials by selling     graduate of Indiana University with a
   A number of the Fund's capital goods      two long-term specialty-chemicals            B.A. in economics and political science.
holdings in the industrials sector also      holdings, MINERALS TECHNOLOGIES and
enhanced Fund performance. One example       ALBEMARLE CORP., as we believe the                               MICHAEL CHAPMAN,
is WATSCO, a company that distributes        companies will be negatively affected by           [CHAPMAN      Chartered Financial
air conditioning and heating units.          reduced pricing power.                               PHOTO]      Analyst and
Watsco reported record earnings for the                                                                       portfolio manager,
third quarter of 2005, as the company        IN CLOSING                                                       is a portfolio
continued to expand its distribution                                                                          manager of AIM V.I.
network. While we continue to own            We remain committed to our bottom-up         Small Cap Equity Fund. He began his
Watsco, we reduced the Fund's                investment process of identifying            investment career in 1995. He joined AIM
industrials holdings over the year as we     attractively valued stocks of small-cap      in 2001 and was promoted to his current
were concerned that rising fuel costs        companies with visible and long-term         position as portfolio manager in 2002.
might adversely affect corporate profits     growth opportunities while striving to       Mr. Chapman has a B.S. in petroleum
in this sector.                              avoid high-risk stocks. We believe our       engineering and an M.A. in energy and
                                             disciplined investment strategy has the      mineral resources from The University of
    The financials sector was another        potential to provide shareholders with       Texas.
area of strength for the Fund. For           reliable, long-term, risk-adjusted
sometime, we have maintained an              performance consistent with a small-cap      Assisted by the Small Cap Growth/Core
underweight position in bank stocks          core-stock fund, complementing their         Team
because a flat or inverted yield curve       more aggressive equity investments. As
tends to squeeze profit margins for          always, we thank you for your continuing
banks that derive a large portion of         investment in AIM V.I. Small Cap Equity
their revenues from lending activities.      Fund.
In this environment, we have selected
bank stocks that focus on other areas        THE VIEWS AND OPINIONS EXPRESSED IN
such as investment management. An            MANAGEMENT'S DISCUSSION OF FUND
example is BOSTON PRIVATE FINANCIAL          PERFORMANCE ARE THOSE OF A I M ADVISORS,
HOLDINGS, a bank stock that has              INC. THESE VIEWS AND OPINIONS ARE
benefited from strong demand for             SUBJECT TO CHANGE AT ANY TIME BASED ON
investment management services as well       FACTORS SUCH AS MARKET AND ECONOMIC
as rapid geographic expansion.               CONDITIONS. THESE VIEWS AND OPINIONS MAY
Additionally, several of the Fund's          NOT BE RELIED UPON AS INVESTMENT ADVICE
insurance stocks contributed to              OR RECOMMENDATIONS, OR AS AN OFFER FOR A
performance as they benefited from           PARTICULAR SECURITY. THE INFORMATION IS
improved pricing power in the wake of        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
the two major hurricanes.                    OF ANY MARKET, COUNTRY, INDUSTRY,
                                             SECURITY OR THE FUND. STATEMENTS OF FACT
   Holdings in the information               ARE FROM SOURCES CONSIDERED RELIABLE,
technology sector detracted from Fund        BUT A I M ADVISORS, INC. MAKES NO
performance, largely because many of our     REPRESENTATION OR WARRANTY AS TO THEIR
technology hardware stocks                   COMPLETENESS OR ACCURACY. ALTHOUGH                      [RIGHT ARROW GRAPHIC]
underperformed. One of the most              HISTORICAL PERFORMANCE IS NO GUARANTEE
significant detractors was PACKETEER, a      OF FUTURE RESULTS, THESE INSIGHTS MAY           FOR A DISCUSSION OF THE RISKS OF
company that develops bandwidth              HELP YOU UNDERSTAND OUR INVESTMENT              INVESTING IN YOUR FUND,INDEXES USED IN
management systems. The stock price of       MANAGEMENT PHILOSOPHY.                          THIS REPORT AND YOUR FUND'S LONG-TERM
this holding fell as investors became                                                        PERFORMANCE, PLEASE TURN TO PAGES 4
concerned that Packeteer                                                                     AND 5.

                                       3

AIM V.I. SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
Fund data from 8/29/03, index data from 8/31/03


=====================================================================================================================
                                                    [MOUNTAIN CHART]

  DATE                                                                                                LIPPER SMALL-CAP
            AIM V.I. SMALL CAP EQUITY     AIM V.I. SMALL CAP EQUITY     RUSSELL 2000     S&P 500         CORE FUND
               FUND-SERIES I SHARES         FUND-SERIES II SHARES           INDEX         INDEX            INDEX
8/29/03               $10000                       $10000
   8/03                10000                        10000                  $10000        $10000            $10000
   9/03                 9830                         9830                    9815          9894              9783
  10/03                10650                        10650                   10640         10454             10552
  11/03                10990                        10990                   11017         10545             10932
  12/03                11393                        11387                   11241         11098             11236
   1/04                11713                        11707                   11729         11302             11592
   2/04                11964                        11958                   11834         11459             11793
   3/04                12074                        12068                   11945         11286             11921
   4/04                11563                        11548                   11336         11109             11512
   5/04                11694                        11678                   11516         11261             11612
   6/04                12034                        12018                   12001         11480             12107
   7/04                11183                        11167                   11193         11100             11469
   8/04                10732                        10717                   11135         11145             11369
   9/04                11163                        11137                   11658         11265             11934
  10/04                11433                        11418                   11888         11437             12130
  11/04                12224                        12208                   12919         11900             13088
  12/04                12465                        12439                   13301         12305             13299
   1/05                12065                        12038                   12746         12005             12914
   2/05                12445                        12419                   12962         12257             13215
   3/05                12185                        12158                   12591         12041             12883
   4/05                11484                        11458                   11870         11812             12187
   5/05                12205                        12168                   12647         12188             12840
   6/05                12506                        12469                   13135         12205             13278
   7/05                13066                        13028                   13967         12659             14067
   8/05                12916                        12879                   13708         12544             13937
   9/05                13105                        13069                   13751         12645             14070
  10/05                12875                        12829                   13324         12434             13638
  11/05                13565                        13509                   13971         12904             14261
  12/05                13468                        13422                   13907         12909             14304
=====================================================================================================================

                                                                                                 Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

AIM V.I. SMALL CAP EQUITY FUND

========================================
AVERAGE ANNUAL TOTAL RETURNS                 GUARANTEE COMPARABLE FUTURE RESULTS;         ACTUAL VARIABLE PRODUCT VALUES. THEY DO
As of 12/31/05                               CURRENT PERFORMANCE MAY BE LOWER OR          NOT REFLECT SALES CHARGES, EXPENSES AND
                                             HIGHER. PLEASE CONTACT YOUR VARIABLE         FEES ASSESSED IN CONNECTION WITH A
SERIES I SHARES                              PRODUCT ISSUER OR FINANCIAL ADVISOR FOR      VARIABLE PRODUCT. SALES CHARGES,
Inception (8/29/03)               13.57%     THE MOST RECENT MONTH-END VARIABLE           EXPENSES AND FEES, WHICH ARE DETERMINED
   1 Year                          8.11      PRODUCT PERFORMANCE. PERFORMANCE FIGURES     BY THE VARIABLE PRODUCT ISSUERS, WILL
                                             REFLECT FUND EXPENSES, REINVESTED            VARY AND WILL LOWER THE TOTAL RETURN.
SERIES II SHARES                             DISTRIBUTIONS AND CHANGES IN NET ASSET
Inception (8/29/03)               13.40%     VALUE. INVESTMENT RETURN AND PRINCIPAL          PER NASD REQUIREMENTS, THE MOST RECENT
   1 Year                          7.97      VALUE WILL FLUCTUATE SO THAT YOU MAY         MONTH-END PERFORMANCE DATA AT THE FUND
                                             HAVE A GAIN OR LOSS WHEN YOU SELL            LEVEL, EXCLUDING VARIABLE PRODUCT
                                             SHARES.                                      CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
========================================                                                  INFORMATION LINE, 866-702-4402. AS
                                                AIM V.I. SMALL CAP EQUITY FUND, A         MENTIONED ABOVE, FOR THE MOST RECENT
CUMULATIVE TOTAL RETURNS                     SERIES PORTFOLIO OF AIM VARIABLE             MONTH-END PERFORMANCE INCLUDING VARIABLE
                                             INSURANCE FUNDS, IS CURRENTLY OFFERED        PRODUCT CHARGES, PLEASE CONTACT YOUR
Six months ended 12/31/05                    THROUGH INSURANCE COMPANIES ISSUING          VARIABLE PRODUCT ISSUER OR FINANCIAL
Series I Shares                    7.77%     VARIABLE PRODUCTS. YOU CANNOT PURCHASE       ADVISOR.
Series II Shares                   7.70      SHARES OF THE FUND DIRECTLY.

========================================        PERFORMANCE FIGURES GIVEN REPRESENT
                                             THE FUND AND ARE NOT INTENDED TO REFLECT
SERIES AND SERIES II SHARES INVEST IN
THE SAME PORTFOLIO OF SECURITIES AND
WILL HAVE SUBSTANTIALLY SIMILAR
PERFORMANCE, EXCEPT TO THE EXTENT THAT
EXPENSES BORNE BY EACH CLASS DIFFER.

   THE PERFORMANCE DATA QUOTED REPRESENT
PAST PERFORMANCE AND CANNOT


PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

Investing in smaller companies involves      The unmanaged Standard & Poor's              The returns shown in the management's
greater risk than investing in more          Composite Index of 500 Stocks (the S&P       discussion of Fund performance are based
established companies, such as business      500--Registered Trademark-- INDEX) is an     on net asset values calculated for
risk, significant stock price                index of common stocks frequently used       shareholder transactions. Generally
fluctuations and illiquidity.                as a general measure of U.S. stock           accepted accounting principles require
                                             market performance.                          adjustments to be made to the net assets
   The Fund may invest up to 25% of its                                                   of the Fund at period end for financial
assets in the securities of non-U.S.            The unmanaged LIPPER SMALL-CAP CORE       reporting purposes, and as such, the net
issuers. International investing             FUND INDEX represents an average of the      asset value for shareholder transactions
presents certain risks not associated        performance of the 30 largest                and the returns based on those net asset
with investing solely in the United          small-capitalization core funds tracked      values may differ from the net asset
States. These include risks relating to      by Lipper, Inc., an independent mutual       values and returns reported in the
fluctuations in the value of the U.S.        fund performance monitor.                    Financial Highlights. Additionally, the
dollar relative to the values of other                                                    returns and net asset values shown
currencies, the custody arrangements            The unmanaged RUSSELL 2000--Registered    throughout this report are at the Fund
made for the fund's foreign holdings,        Trademark-- INDEX represents the             level only and do not include variable
differences in accounting, political         performance of the stocks of domestic        product issuer charges. If such charges
risks and the lesser degree of public        small-capitalization companies.              were included, the total returns would
information required to be provided by                                                    be lower.
non-U.S. companies.                             The Fund is not managed to track the
                                             performance of any particular index,            Industry classifications used in this
   The Fund may invest a portion of its      including the indexes defined here, and      report are generally according to the
assets in synthetic instruments, such as     consequently, the performance of the         Global Industry Classification Standard,
warrants, futures, options, exchange         Fund may deviate significantly from the      which was developed by and is the
traded funds and American Depositary         performance of the indexes.                  exclusive property and a service mark of
Receipts, the value of which may not                                                      Morgan Stanley Capital International
correlate perfectly with the overall            A direct investment cannot be made in     Inc. and Standard & Poor's
securities market. Risks associated with     an index. Unless otherwise indicated,
synthetic instruments may include            index results include reinvested
counter party risk and sensitivity to        dividends, and they do not reflect sales
interest rate changes and market price       charges. Performance of an index of
fluctuations. See the prospectus for         funds reflects fund expenses;
more details.                                performance of a market index does not.

   Although the Fund's return during
certain periods was positively impacted
by its investments in initial public
offerings (IPOs), there can be no
assurance that the Fund will have
favorable IPO investment opportunities
in the future.

AIM V.I. SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                              year before expenses, which is not the
                                                                                          Fund's actual return. The Fund's actual
As a shareholder of the Fund, you incur      The table below provides information         cumulative total returns at net asset
ongoing costs, including management          about actual account values and actual       value after expenses for the six months
fees; distribution and/or service fees       expenses. You may use the information in     ended December 31, 2005, appear in the
(12b-1); and other Fund expenses. This       this table, together with the amount you     table "Cumulative Total Returns" on Page
example is intended to help you              invested, to estimate the expenses that      5.
understand your ongoing costs (in            you paid over the period. Simply divide
dollars) of investing in the Fund and to     your account value by $1,000 (for               THE HYPOTHETICAL ACCOUNT VALUES AND
compare these costs with ongoing costs       example, an $8,600 account value divided     EXPENSES MAY NOT BE USED TO ESTIMATE THE
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the          ACTUAL ENDING ACCOUNT BALANCE OR
example is based on an investment of         result by the number in the table under      EXPENSES YOU PAID FOR THE PERIOD. YOU
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses        MAY USE THIS INFORMATION TO COMPARE THE
period and held for the entire period        Paid During Period" to estimate the          ONGOING COSTS OF INVESTING IN THE FUND
July 1, 2005, through December 31, 2005.     expenses you paid on your account during     AND OTHER FUNDS. TO DO SO, COMPARE THIS
                                             this period.                                 5% HYPOTHETICAL EXAMPLE WITH THE 5%
   The actual and hypothetical expenses                                                   HYPOTHETICAL EXAMPLES THAT APPEAR IN THE
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON          SHAREHOLDER REPORTS OF THE OTHER FUNDS.
the effect of any fees or other expenses     PURPOSES
assessed in connection with a variable                                                       Please note that the expenses shown
product; if they did, the expenses shown     The table below also provides                in the table are meant to highlight your
would be higher while the ending account     information about hypothetical account       ongoing costs. Therefore, the
values shown would be lower.                 values and hypothetical expenses based       hypothetical information is useful in
                                             on the Fund's actual expense ratio and       comparing ongoing costs, and will not
                                             an assumed rate of return of 5% per          help you determine the relative total
                                                                                          costs of owning different funds.

====================================================================================================================================

                                       ACTUAL                                      HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)


                 BEGINNING              ENDING            EXPENSES            ENDING            EXPENSES        ANNUALIZED
  SHARE        ACCOUNT VALUE        ACCOUNT VALUE       PAID DURING       ACCOUNT VALUE       PAID DURING        EXPENSE
  CLASS           (7/1/05)          (12/31/05)(1)         PERIOD(2)         (12/31/05)          PERIOD(2)         RATIO
Series I         $1,000.00            $1,077.70            $6.02            $1,019.41            $5.85            1.15%
Series II         1,000.00             1,077.00             7.33             1,018.15             7.12            1.40


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. SMALL CAP EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided     o Fees relative to those of clients of
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the               AIM with comparable investment
the management of AIM V.I. Small Cap         credentials and experience of the            strategies. The Board reviewed the
Equity Fund (the "Fund") and, as             officers and employees of AIM who will       advisory fee rate for the Fund under the
required by law, determines annually         provide investment advisory services to      Advisory Agreement. The Board noted that
whether to approve the continuance of        the Fund. In reviewing the                   this rate was the same as the advisory
the Fund's advisory agreement with A I M     qualifications of AIM to provide             fee rates for a mutual fund advised by
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board      AIM with investment strategies
recommendation of the Investments            reviewed the qualifications of AIM's         comparable to those of the Fund. The
Committee of the Board, which is             investment personnel and considered such     Board noted that AIM has agreed to waive
comprised solely of independent              issues as AIM's portfolio and product        advisory fees of the Fund and to limit
trustees, at a meeting held on June 30,      review process, various back office          the Fund's total operating expenses, as
2005, the Board, including all of the        support functions provided by AIM and        discussed below. Based on this review,
independent trustees, approved the           AIM's equity and fixed income trading        the Board concluded that the advisory
continuance of the advisory agreement        operations. Based on the review of these     fee rate for the Fund under the Advisory
(the "Advisory Agreement") between the       and other factors, the Board concluded       Agreement was fair and reasonable.
Fund and AIM for another year, effective     that the quality of services to be
July 1, 2005.                                provided by AIM was appropriate and that     o Fees relative to those of comparable
                                             AIM currently is providing satisfactory      funds with other advisors. The Board
   The Board considered the factors          services in accordance with the terms of     reviewed the advisory fee rate for the
discussed below in evaluating the            the Advisory Agreement.                      Fund under the Advisory Agreement. The
fairness and reasonableness of the                                                        Board compared effective contractual
Advisory Agreement at the meeting on         o The performance of the Fund relative       advisory fee rates at a common asset
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed      level and noted that the Fund's rate was
ongoing oversight of the Fund. In their      the performance of the Fund during the       above the median rate of the funds
deliberations, the Board and the             past calendar year against the               advised by other advisors with
independent trustees did not identify        performance of funds advised by other        investment strategies comparable to
any particular factor that was               advisors with investment strategies          those of the Fund that the Board
controlling, and each trustee attributed     comparable to those of the Fund. The         reviewed. The Board noted that AIM has
different weights to the various             Board noted that the Fund's performance      agreed to waive advisory fees of the
factors.                                     was below the median performance of such     Fund and to limit the Fund's total
                                             comparable funds for the one year            operating expenses, as discussed below.
   One of the responsibilities of the        period. The Board noted that AIM has         Based on this review, the Board
Senior Officer of the Fund, who is           recently made changes to the Fund's          concluded that the advisory fee rate for
independent of AIM and AIM's affiliates,     portfolio management team, which appear      the Fund under the Advisory Agreement
is to manage the process by which the        to be producing encouraging early            was fair and reasonable.
Fund's proposed management fees are          results but need more time to be
negotiated to ensure that they are           evaluated before a conclusion can be         o Expense limitations and fee waivers.
negotiated in a manner which is at arm's     made that the changes have addressed the     The Board noted that AIM has
length and reasonable. To that end, the      Fund's under-performance. Based on this      contractually agreed to waive advisory
Senior Officer must either supervise a       review, the Board concluded that no          fees of the Fund through June 30, 2006
competitive bidding process or prepare       changes should be made to the Fund and       to the extent necessary so that the
an independent written evaluation. The       that it was not necessary to change the      advisory fees payable by the Fund do not
Senior Officer has recommended an            Fund's portfolio management team at this     exceed a specified maximum advisory fee
independent written evaluation in lieu       time.                                        rate, which maximum rate includes
of a competitive bidding process and,                                                     breakpoints and is based on net asset
upon the direction of the Board, has         o The performance of the Fund relative       levels. The Board considered the
prepared such an independent written         to indices. The Board reviewed the           contractual nature of this fee waiver
evaluation. Such written evaluation also     performance of the Fund during the past      and noted that it remains in effect
considered certain of the factors            calendar year against the performance of     until June 30, 2006. The Board noted
discussed below. In addition, as             the Lipper Small-Cap Core Index. The         that AIM has contractually agreed to
discussed below, the Senior Officer made     Board noted that the Fund's performance      waive fees and/or limit expenses of the
certain recommendations to the Board in      was below the performance of such Index      Fund through June 30, 2006 in an amount
connection with such written evaluation.     for the one year period. The Board noted     necessary to limit total annual
                                             that AIM has recently made changes to        operating expenses to a specified
   The discussion below serves as a          the Fund's portfolio management team,        percentage of average daily net assets
summary of the Senior Officer's              which appear to be producing encouraging     for each class of the Fund. The Board
independent written evaluation and           early results but need more time to be       considered the contractual nature of
recommendations to the Board in              evaluated before a conclusion can be         this fee waiver/expense limitation and
connection therewith, as well as a           made that the changes have addressed the     noted that it remains in effect until
discussion of the material factors and       Fund's under-performance. Based on this      June 30, 2006. The Board considered the
the conclusions with respect thereto         review, the Board concluded that no          effect these fee waivers/expense
that formed the basis for the Board's        changes should be made to the Fund and       limitations would have on the Fund's
approval of the Advisory Agreement.          that it was not necessary to change the      estimated expenses and concluded that
After consideration of all of the            Fund's portfolio management team at this     the levels of fee waivers/expense
factors below and based on its informed      time.                                        limitations for the Fund were fair and
business judgment, the Board determined                                                   reasonable.
that the Advisory Agreement is in the        o Meeting with the Fund's portfolio
best interests of the Fund and its           managers and investment personnel. With      o Breakpoints and economies of scale.
shareholders and that the compensation       respect to the Fund, the Board is            The Board reviewed the structure of the
to AIM under the Advisory Agreement is       meeting periodically with such Fund's        Fund's advisory fee under the Advisory
fair and reasonable and would have been      portfolio managers and/or other              Agreement, noting that it does not
obtained through arm's length                investment personnel and believes that       include any breakpoints. The Board
negotiations.                                such individuals are competent and able      considered whether it would be
                                             to continue to carry out their               appropriate to add advisory fee
o The nature and extent of the advisory      responsibilities under the Advisory          breakpoints for the Fund or whether, due
services to be provided by AIM. The          Agreement.                                   to the nature of the Fund and the
Board reviewed the services to be                                                         advisory fee structures of comparable
provided by AIM under the Advisory           o Overall performance of AIM. The Board      funds, it was reasonable to structure
Agreement. Based on such review, the         considered the overall performance of        the advisory fee without breakpoints.
Board concluded that the range of            AIM in providing investment advisory and     Based on this review, the Board
services to be provided by AIM under the     portfolio administrative services to the     concluded that it was not necessary to
Advisory Agreement was appropriate and       Fund and concluded that such performance     add advisory fee breakpoints to the
that AIM currently is providing services     was satisfactory.                            Fund's advisory fee schedule. The Board
in accordance with the terms of the                                                       reviewed the level of the Fund's
Advisory Agreement.

                                                                                                                       (continued)

AIM V.I. SMALL CAP EQUITY FUND

advisory fees, and noted that such fees,     o Profitability of AIM and its               o Other factors and current trends. In
as a percentage of the Fund's net            affiliates. The Board reviewed               determining whether to continue the
assets, would remain constant under the      information concerning the profitability     Advisory Agreement for the Fund, the
Advisory Agreement because the Advisory      of AIM's (and its affiliates')               Board considered the fact that AIM,
Agreement does not include any               investment advisory and other activities     along with others in the mutual fund
breakpoints. The Board noted that AIM        and its financial condition. The Board       industry, is subject to regulatory
has contractually agreed to waive            considered the overall profitability of      inquiries and litigation related to a
advisory fees of the Fund through June       AIM, as well as the profitability of AIM     wide range of issues. The Board also
30, 2006 to the extent necessary so that     in connection with managing the Fund.        considered the governance and compliance
the advisory fees payable by the Fund do     The Board noted that AIM's operations        reforms being undertaken by AIM and its
not exceed a specified maximum advisory      remain profitable, although increased        affiliates, including maintaining an
fee rate, which maximum rate includes        expenses in recent years have reduced        internal controls committee and
breakpoints and is based on net asset        AIM's profitability. Based on the review     retaining an independent compliance
levels. The Board concluded that the         of the profitability of AIM's and its        consultant, and the fact that AIM has
Fund's fee levels under the Advisory         affiliates' investment advisory and          undertaken to cause the Fund to operate
Agreement therefore would not reflect        other activities and its financial           in accordance with certain governance
economies of scale, although the             condition, the Board concluded that the      policies and practices. The Board
advisory fee waiver reflects economies       compensation to be paid by the Fund to       concluded that these actions indicated a
of scale.                                    AIM under its Advisory Agreement was not     good faith effort on the part of AIM to
                                             excessive.                                   adhere to the highest ethical standards,
o Investments in affiliated money market                                                  and determined that the current
funds. The Board also took into account      o Benefits of soft dollars to AIM. The       regulatory and litigation environment to
the fact that uninvested cash and cash       Board considered the benefits realized       which AIM is subject should not prevent
collateral from securities lending           by AIM as a result of brokerage              the Board from continuing the Advisory
arrangements (collectively, "cash            transactions executed through "soft          Agreement for the Fund.
balances") of the Fund may be invested       dollar" arrangements. Under these
in money market funds advised by AIM         arrangements, brokerage commissions paid
pursuant to the terms of an SEC              by the Fund and/or other funds advised
exemptive order. The Board found that        by AIM are used to pay for research and
the Fund may realize certain benefits        execution services. This research is
upon investing cash balances in AIM          used by AIM in making investment
advised money market funds, including a      decisions for the Fund. The Board
higher net return, increased liquidity,      concluded that such arrangements were
increased diversification or decreased       appropriate.
transaction costs. The Board also found
that the Fund will not receive reduced       o AIM's financial soundness in light of
services if it invests its cash balances     the Fund's needs. The Board considered
in such money market funds. The Board        whether AIM is financially sound and has
noted that, to the extent the Fund           the resources necessary to perform its
invests in affiliated money market           obligations under the Advisory
funds, AIM has voluntarily agreed to         Agreement, and concluded that AIM has
waive a portion of the advisory fees it      the financial resources necessary to
receives from the Fund attributable to       fulfill its obligations under the
such investment. The Board further           Advisory Agreement.
determined that the proposed securities
lending program and related procedures       o Historical relationship between the
with respect to the lending Fund is in       Fund and AIM. In determining whether to
the best interests of the lending Fund       continue the Advisory Agreement for the
and its respective shareholders. The         Fund, the Board also considered the
Board therefore concluded that the           prior relationship between AIM and the
investment of cash collateral received       Fund, as well as the Board's knowledge
in connection with the securities            of AIM's operations, and concluded that
lending program in the money market          it was beneficial to maintain the
funds according to the procedures is in      current relationship, in part, because
the best interests of the lending Fund       of such knowledge. The Board also
and its respective shareholders.             reviewed the general nature of the
                                             non-investment advisory services
o Independent written evaluation and         currently performed by AIM and its
recommendations of the Fund's Senior         affiliates, such as administrative,
Officer. The Board noted that, upon          transfer agency and distribution
their direction, the Senior Officer of       services, and the fees received by AIM
the Fund, who is independent of AIM and      and its affiliates for performing such
AIM's affiliates, had prepared an            services. In addition to reviewing such
independent written evaluation in order      services, the trustees also considered
to assist the Board in determining the       the organizational structure employed by
reasonableness of the proposed               AIM and its affiliates to provide those
management fees of the AIM Funds,            services. Based on the review of these
including the Fund. The Board noted that     and other factors, the Board concluded
the Senior Officer's written evaluation      that AIM and its affiliates were
had been relied upon by the Board in         qualified to continue to provide
this regard in lieu of a competitive         non-investment advisory services to the
bidding process. In determining whether      Fund, including administrative, transfer
to continue the Advisory Agreement for       agency and distribution services, and
the Fund, the Board considered the           that AIM and its affiliates currently
Senior Officer's written evaluation and      are providing satisfactory
the recommendation made by the Senior        non-investment advisory services.
Officer to the Board that the Board
consider implementing a process to
assist them in more closely monitoring
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.66%

ADVERTISING-1.01%

R.H. Donnelley Corp.(a)                             7,102   $   437,625
=======================================================================

AEROSPACE & DEFENSE-2.00%

Alliant Techsystems Inc.(a)                         5,667       431,655
-----------------------------------------------------------------------
Curtiss-Wright Corp.                                8,011       437,401
=======================================================================
                                                                869,056
=======================================================================

AIR FREIGHT & LOGISTICS-1.13%

UTi Worldwide, Inc.                                 5,281       490,288
=======================================================================

ALUMINUM-0.55%

Century Aluminum Co.(a)                             9,083       238,065
=======================================================================

APPAREL RETAIL-4.06%

Dress Barn, Inc. (The)(a)                          12,951       500,038
-----------------------------------------------------------------------
Genesco Inc.(a)                                     8,592       333,284
-----------------------------------------------------------------------
Guess?, Inc.(a)                                     7,468       265,861
-----------------------------------------------------------------------
Stage Stores, Inc.                                 11,360       338,301
-----------------------------------------------------------------------
Too Inc.(a)                                        11,544       325,656
=======================================================================
                                                              1,763,140
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.84%

Kenneth Cole Productions, Inc.-Class A             14,328       365,364
=======================================================================

APPLICATION SOFTWARE-3.86%

Epicor Software Corp.(a)                           33,771       477,184
-----------------------------------------------------------------------
FileNET Corp.(a)                                   11,810       305,289
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        13,354       478,340
-----------------------------------------------------------------------
Transaction Systems Architects, Inc.(a)            14,462       416,361
=======================================================================
                                                              1,677,174
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.21%

Affiliated Managers Group, Inc.(a)                  6,525       523,631
=======================================================================

BIOTECHNOLOGY-2.45%

CV Therapeutics, Inc.(a)                            7,646       189,086
-----------------------------------------------------------------------
DOV Pharmaceutical, Inc.(a)                        11,898       174,663
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                     7,037       441,431
-----------------------------------------------------------------------
ViroPharma Inc.(a)                                 13,897       257,789
=======================================================================
                                                              1,062,969
=======================================================================

BUILDING PRODUCTS-0.68%

NCI Building Systems, Inc.(a)                       6,909       293,494
=======================================================================

                                                 SHARES        VALUE
-----------------------------------------------------------------------

CASINOS & GAMING-1.32%

Pinnacle Entertainment, Inc.(a)                    23,159   $   572,259
=======================================================================

COMMERCIAL PRINTING-0.63%

Banta Corp.                                         5,501       273,950
=======================================================================

COMMUNICATIONS EQUIPMENT-2.26%

CommScope, Inc.(a)                                 22,518       453,287
-----------------------------------------------------------------------
Packeteer, Inc.(a)                                 28,533       221,701
-----------------------------------------------------------------------
SpectraLink Corp.                                  25,824       306,531
=======================================================================
                                                                981,519
=======================================================================

COMPUTER HARDWARE-1.90%

Intergraph Corp.(a)                                 8,829       439,773
-----------------------------------------------------------------------
Stratasys, Inc.(a)                                 15,482       387,205
=======================================================================
                                                                826,978
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.76%

Emulex Corp.(a)                                    16,596       328,435
=======================================================================

CONSTRUCTION & ENGINEERING-0.81%

URS Corp.(a)                                        9,340       351,277
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.46%

Manitowoc Co., Inc. (The)                           7,585       380,919
-----------------------------------------------------------------------
Wabash National Corp.                              13,600       259,080
-----------------------------------------------------------------------
Wabtec Corp.                                       15,929       428,490
=======================================================================
                                                              1,068,489
=======================================================================

CONSUMER FINANCE-0.84%

World Acceptance Corp.(a)                          12,828       365,598
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.22%

BISYS Group, Inc. (The)(a)                         32,115       449,931
-----------------------------------------------------------------------
Wright Express Corp.(a)                            23,286       512,292
=======================================================================
                                                                962,223
=======================================================================

DIVERSIFIED CHEMICALS-0.84%

FMC Corp.(a)                                        6,886       366,129
=======================================================================

DIVERSIFIED METALS & MINING-0.99%

Compass Minerals International, Inc.               17,523       430,014
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.04%

Genlyte Group Inc. (The)(a)                         8,431       451,649
=======================================================================

                         AIM V.I. SMALL CAP EQUITY FUND

                                                 SHARES        VALUE
-----------------------------------------------------------------------

ENVIRONMENTAL & FACILITIES SERVICES-2.16%

Rollins, Inc.                                      21,108   $   416,039
-----------------------------------------------------------------------
Waste Connections, Inc.(a)                         15,099       520,312
=======================================================================
                                                                936,351
=======================================================================

FOOD RETAIL-0.84%

Ruddick Corp.                                      17,152       364,995
=======================================================================

GAS UTILITIES-1.58%

Energen Corp.                                      12,794       464,678
-----------------------------------------------------------------------
New Jersey Resources Corp.                          5,246       219,755
=======================================================================
                                                                684,433
=======================================================================

HEALTH CARE FACILITIES-1.82%

Kindred Healthcare, Inc.(a)                        12,652       325,916
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                                16,527       466,061
=======================================================================
                                                                791,977
=======================================================================

HEALTH CARE SERVICES-0.77%

Apria Healthcare Group Inc.(a)                     13,945       336,214
=======================================================================

HEALTH CARE SUPPLIES-5.09%

Cynosure Inc.-Class A(a)                           13,618       285,842
-----------------------------------------------------------------------
DJ Orthopedics Inc.(a)                             18,424       508,134
-----------------------------------------------------------------------
Haemonetics Corp.(a)                               12,155       593,893
-----------------------------------------------------------------------
ICU Medical, Inc.(a)                               10,940       428,957
-----------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                  9,931       395,353
=======================================================================
                                                              2,212,179
=======================================================================

HOUSEHOLD APPLIANCES-1.06%

Snap-on Inc.                                       12,284       461,387
=======================================================================

HOUSEHOLD PRODUCTS-0.86%

Central Garden & Pet Co.(a)                         8,122       373,125
=======================================================================

INDUSTRIAL MACHINERY-1.11%

Middleby Corp. (The)(a)                             5,593       483,795
=======================================================================

INSURANCE BROKERS-0.87%

Hilb Rogal and Hobbs Co.                            9,851       379,362
=======================================================================

INTERNET SOFTWARE & SERVICES-1.72%

DealerTrack Holdings Inc.(a)                        9,001       188,841
-----------------------------------------------------------------------
United Online, Inc.                                39,151       556,727
=======================================================================
                                                                745,568
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.02%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $20,000)(a)(b)(c)                    200         7,306
=======================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.48%

iShares Nasdaq Biotechnology Index Fund(a)          2,679       207,087
=======================================================================

                                                 SHARES        VALUE
-----------------------------------------------------------------------

MANAGED HEALTH CARE-0.99%

Sierra Health Services, Inc.(a)                     5,375   $   429,785
=======================================================================

METAL & GLASS CONTAINERS-1.04%

AptarGroup, Inc.                                    8,652       451,634
=======================================================================

MULTI-UTILITIES-0.50%

Avista Corp.                                       12,284       217,550
=======================================================================

OFFICE SERVICES & SUPPLIES-0.79%

Brady Corp.-Class A                                 9,469       342,588
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.54%

FMC Technologies, Inc.(a)                          11,898       510,662
-----------------------------------------------------------------------
Oceaneering International, Inc.(a)                 11,898       592,282
=======================================================================
                                                              1,102,944
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.30%

Comstock Resources, Inc.(a)                        14,074       429,398
-----------------------------------------------------------------------
Penn Virginia Corp.                                12,539       719,739
-----------------------------------------------------------------------
Plains Exploration & Production Co.(a)             10,652       423,204
-----------------------------------------------------------------------
Warren Resources Inc.(a)                           46,004       727,783
=======================================================================
                                                              2,300,124
=======================================================================

PACKAGED FOODS & MEATS-1.65%

Flowers Foods, Inc.                                16,993       468,327
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                           13,164       246,430
=======================================================================
                                                                714,757
=======================================================================

PHARMACEUTICALS-0.69%

Aspreva Pharmaceuticals Corp. (Canada)(a)          19,160       301,195
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.81%

Assured Guaranty Ltd.                              24,705       627,260
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)                      12,171       422,334
-----------------------------------------------------------------------
Ohio Casualty Corp.                                15,807       447,654
-----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(a)          6,141       593,773
=======================================================================
                                                              2,091,021
=======================================================================

REAL ESTATE-3.55%

Alexandria Real Estate Equities, Inc.               3,838       308,959
-----------------------------------------------------------------------
Global Signal Inc.                                 10,056       434,017
-----------------------------------------------------------------------
LaSalle Hotel Properties                           14,074       516,797
-----------------------------------------------------------------------
Universal Health Realty Income Trust                8,956       280,681
=======================================================================
                                                              1,540,454
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.30%

Jones Lang LaSalle Inc.                            11,194       563,618
=======================================================================

                         AIM V.I. SMALL CAP EQUITY FUND

                                                 SHARES        VALUE
-----------------------------------------------------------------------

REGIONAL BANKS-6.31%

Alabama National BanCorp.                           5,303   $   343,422
-----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.             4,794       145,833
-----------------------------------------------------------------------
Columbia Banking System, Inc.                       9,213       263,031
-----------------------------------------------------------------------
CVB Financial Corp.                                12,379       251,418
-----------------------------------------------------------------------
Hancock Holding Co.                                 6,909       261,229
-----------------------------------------------------------------------
MB Financial, Inc.                                  8,444       298,918
-----------------------------------------------------------------------
Signature Bank(a)                                  10,491       294,482
-----------------------------------------------------------------------
Sterling Bancshares, Inc.                          15,354       237,066
-----------------------------------------------------------------------
Sterling Financial Corp.                            9,596       239,708
-----------------------------------------------------------------------
United Community Banks, Inc.                       15,203       405,312
=======================================================================
                                                              2,740,419
=======================================================================

RESTAURANTS-2.04%

Papa John's International, Inc.(a)                  8,792       521,454
-----------------------------------------------------------------------
Steak n Shake Co. (The)(a)                         21,614       366,357
=======================================================================
                                                                887,811
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.14%

ATMI, Inc.(a)                                      17,400       486,678
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          10,107       444,001
=======================================================================
                                                                930,679
=======================================================================

SEMICONDUCTORS-3.08%

DSP Group, Inc.(a)                                 18,424       461,705
-----------------------------------------------------------------------
Micrel, Inc.(a)                                    34,886       404,678
-----------------------------------------------------------------------
Semtech Corp.(a)                                   12,155       221,950
-----------------------------------------------------------------------
Silicon Laboratories Inc.(a)                        6,780       248,555
=======================================================================
                                                              1,336,888
=======================================================================

                                                 SHARES        VALUE
-----------------------------------------------------------------------

SYSTEMS SOFTWARE-0.97%

Progress Software Corp.(a)                         14,840   $   421,159
=======================================================================

TIRES & RUBBER-0.49%

Bandag, Inc.                                        4,990       212,923
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-2.03%

UAP Holding Corp.                                  22,852       466,638
-----------------------------------------------------------------------
Watsco, Inc.                                        6,948       415,560
=======================================================================
                                                                882,198
=======================================================================

TRUCKING-1.20%

Landstar System, Inc.                              12,539       523,378
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $35,268,754)                           40,674,230
=======================================================================

MONEY MARKET FUNDS-5.36%

Liquid Assets Portfolio-Institutional
  Class(d)                                      1,164,526     1,164,526
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     1,164,526     1,164,526
=======================================================================
    Total Money Market Funds (Cost
      $2,329,052)                                             2,329,052
=======================================================================
TOTAL INVESTMENTS-99.02% (Cost $37,597,806)                  43,003,282
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.98%                             427,589
=======================================================================
NET ASSETS-100.00%                                          $43,430,871
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The value of this security at December 31, 2005 represented 0.02% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase.
(c) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 0.02% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $35,268,754)     $40,674,230
--------------------------------------------------------
Investments in affiliated money market
  funds (cost $2,329,052)                      2,329,052
========================================================
     Total investments (cost $37,597,806)     43,003,282
========================================================
Receivables for:
  Investments sold                               368,876
--------------------------------------------------------
  Fund shares sold                               205,212
--------------------------------------------------------
  Dividends                                       21,669
--------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                5,361
========================================================
  Total assets                                43,604,400
________________________________________________________
========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                         111,184
--------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                              5,605
--------------------------------------------------------
Accrued administrative services fees              24,843
--------------------------------------------------------
Accrued distribution fees -- Series II               550
--------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                           103
--------------------------------------------------------
Accrued transfer agent fees                          347
--------------------------------------------------------
Accrued operating expenses                        30,897
========================================================
  Total liabilities                              173,529
========================================================
Net assets applicable to shares outstanding  $43,430,871
________________________________________________________
========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $38,657,256
--------------------------------------------------------
Undistributed net investment income (loss)       (73,864)
--------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (557,997)
--------------------------------------------------------
Unrealized appreciation of investment
  securities                                   5,405,476
========================================================
                                             $43,430,871
________________________________________________________
========================================================


NET ASSETS:

Series I                                     $42,751,676
________________________________________________________
========================================================
Series II                                    $   679,195
________________________________________________________
========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                       3,175,578
________________________________________________________
========================================================
Series II                                         50,631
________________________________________________________
========================================================
Series I:
  Net asset value per share                  $     13.46
________________________________________________________
========================================================
Series II:
  Net asset value per share                  $     13.41
________________________________________________________
========================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $83)                                        $  210,428
--------------------------------------------------------
Dividends from affiliated money market funds      44,285
========================================================
  Total investment income                        254,713
========================================================

EXPENSES:

Advisory fees                                    278,323
--------------------------------------------------------
Administrative services fees                     130,414
--------------------------------------------------------
Custodian fees                                    21,243
--------------------------------------------------------
Distribution fees -- Series II                     1,582
--------------------------------------------------------
Transfer agent fees                                3,481
--------------------------------------------------------
Trustees' and officer's fees and benefits         15,651
--------------------------------------------------------
Professional services fees                        42,089
--------------------------------------------------------
Other                                             22,225
========================================================
    Total expenses                               515,008
========================================================
Less: Fees waived and expense offset
  arrangement                                   (115,981)
--------------------------------------------------------
    Net expenses                                 399,027
========================================================
Net investment income (loss)                    (144,314)
========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from
    securities sold to affiliates of
    $54,343)                                     662,088
--------------------------------------------------------
  Foreign currencies                                 182
========================================================
                                                 662,270
========================================================
Change in net unrealized appreciation of
  investment securities                        2,398,286
========================================================
Net gain from investment securities and
  foreign currencies                           3,060,556
========================================================
Net increase in net assets resulting from
  operations                                  $2,916,242
________________________________________________________
========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                 2005           2004
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (144,314)   $   (82,316)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contract                       662,270     (1,216,759)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           2,398,286      2,814,379
========================================================================================
    Net increase in net assets resulting from operations        2,916,242      1,515,304
========================================================================================
Distributions to shareholders from net investment income:
  Series I                                                             --           (972)
----------------------------------------------------------------------------------------
  Series II                                                            --            (25)
----------------------------------------------------------------------------------------
  Decrease in net assets resulting from distributions                  --           (997)
----------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                     13,921,136     22,271,440
----------------------------------------------------------------------------------------
  Series II                                                         7,329            125
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from share
     transactions                                              13,928,465     22,271,565
========================================================================================
    Net increase in net assets                                 16,844,707     23,785,872
========================================================================================

NET ASSETS:

  Beginning of year                                            26,586,164      2,800,292
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(73,864) and $(3,910), respectively)           $43,430,871    $26,586,164
________________________________________________________________________________________
========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                         AIM V.I. SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                         AIM V.I. SMALL CAP EQUITY FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading.

                         AIM V.I. SMALL CAP EQUITY FUND

     Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets.

    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                              0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                              0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                              0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                               0.64%
 ___________________________________________________________________
====================================================================


    Effective July 1, 2005, AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $115,253.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000, for accounting and fund administrative services and reimbursed $80,414 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $3,481.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own
                         AIM V.I. SMALL CAP EQUITY FUND

Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items (i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $1,280 after ADI waived Plan fees of $302.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $344,833        $12,591,835       $(11,772,142)         $   --         $1,164,526       $22,075       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             344,833         12,591,835        (11,772,142)             --          1,164,526        22,210           --
==================================================================================================================================
  Total            $689,666        $25,183,670       $(23,544,284)         $   --         $2,329,052       $44,285       $   --
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,173,417 and sales of $249,383, which resulted in net realized gains of $54,343.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $426.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2005, the Fund paid legal fees of $4,009 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

                         AIM V.I. SMALL CAP EQUITY FUND

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $       --    $      997
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $     5,270,902
-----------------------------------------------------------------------------
Temporary book/tax differences                                         (4,902)
-----------------------------------------------------------------------------
Capital loss carryforward                                            (492,385)
-----------------------------------------------------------------------------
Shares of beneficial interest                                      38,657,256
=============================================================================
Total net assets                                              $    43,430,871
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, treatment of certain option contracts, and passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions

    The Fund utilized $689,298 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2012                                                 $492,385
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $33,858,143 and $22,120,736, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities     $     6,368,299
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,097,397)
===============================================================================
Net unrealized appreciation of investment securities           $     5,270,902
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $37,732,380.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2005, undistributed net investment income was increased by $74,360, undistributed net realized gain
(loss) decreased by $182 and shares of beneficial interest decreased by $74,178. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                       2005(A)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     1,778,336    $ 22,484,880     2,694,847    $ 31,500,234
----------------------------------------------------------------------------------------------------------------------
  Series II                                                          807          10,132             8             100
======================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --              --            79             972
----------------------------------------------------------------------------------------------------------------------
  Series II                                                           --              --             2              25
======================================================================================================================
Reacquired:
  Series I                                                      (688,338)     (8,563,744)     (805,404)     (9,229,766)
----------------------------------------------------------------------------------------------------------------------
  Series II                                                         (224)         (2,803)           --              --
======================================================================================================================
                                                               1,090,581    $ 13,928,465     1,889,532    $ 22,271,565
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 97% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund. AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

                         AIM V.I. SMALL CAP EQUITY FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                SERIES I
                                                              --------------------------------------------
                                                                                          AUGUST 29, 2003
                                                               YEAR ENDED DECEMBER        (DATE OPERATIONS
                                                                       31,                COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2005          2004            2003
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.45       $ 11.38           $ 10.00
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)     (0.06)(a)         (0.01)
----------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         1.07          1.13              1.41
==========================================================================================================
    Total from investment operations                             1.01          1.07              1.40
==========================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.00)            (0.01)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --             (0.01)
==========================================================================================================
    Total distributions                                            --         (0.00)            (0.02)
==========================================================================================================
Net asset value, end of period                                $ 13.46       $ 12.45           $ 11.38
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                                  8.11%         9.41%            13.94%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,752       $25,964           $ 2,231
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.22%(c)      1.30%             1.32%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.57%(c)      2.01%            12.86%(d)
==========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.44)%(c)    (0.56)%           (0.44)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                                         70%          156%               26%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product,which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $32,111,059.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                         AIM V.I. SMALL CAP EQUITY FUND

                                                                                 SERIES II
                                                              -----------------------------------------------
                                                                                                AUGUST 29,
                                                                                                   2003
                                                                                             (DATE OPERATIONS
                                                               YEAR ENDED DECEMBER 31,        COMMENCED) TO
                                                              -------------------------        DECEMBER 31,
                                                                 2005           2004               2003
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    12.43      $   11.38         $    10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.08)(a)      (0.08)(a)          (0.02)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            1.06           1.13               1.41
=============================================================================================================
     Total from investment operations                               0.98           1.05               1.39
=============================================================================================================
Less distributions:
  Dividends from net investment income                                --          (0.00)             (0.00)
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --             --              (0.01)
=============================================================================================================
     Total distributions                                              --          (0.00)             (0.01)
=============================================================================================================
Net asset value, end of period                                $    13.41      $   12.43         $    11.38
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                     7.88%          9.23%             13.88%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $      679      $     622         $      569
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.42%(c)       1.45%              1.47%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.82%(c)       2.26%             13.11%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets        (0.64)%(c)     (0.71)%            (0.59)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate(e)                                            70%           156%                26%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product,which if included would reduce total returns.
(c)  Ratios are based on average daily net assets of $632,845.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

                         AIM V.I. SMALL CAP EQUITY FUND

PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL

                         AIM V.I. SMALL CAP EQUITY FUND

Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                         AIM V.I. SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and Shareholders of AIM V.I. Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations, changes in its net assets and financial highlights for each of the periods indicated for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2004 and the financial highlights for each of the periods ended on or before December 31, 2004 were audited by another independent registered public accounting firm whose report dated February 4, 2005 expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                         AIM V.I. SMALL CAP EQUITY FUND

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 1, 2004, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. Tait, Weller & Baker LLP ("TAIT") was the Fund's independent registered public accounting firm for the prior reporting periods. The change in the Fund's independent registered public accounting firm was part of an effort by the Audit Committee to increase operational efficiencies by reducing the number of different audit firms engaged by the AIM Funds with December 31 year ends. On May 5, 2005, the Trust obtained a formal resignation from TAIT as the independent registered public accounting firm of the Fund.

  TAIT's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period TAIT was engaged, there were no disagreements with TAIT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to TAIT's satisfaction would have caused TAIT to make reference to that matter in connection with such reports.

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.

                         AIM V.I. SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005

The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1993           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                         AIM V.I. SMALL CAP EQUITY FUND

As of December 31, 2005


The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1993           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Mark D. Greenberg -- 1957       2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President and
                                                  Senior Portfolio Manager, INVESCO
                                                  Institutional (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   William R. Keithler -- 1952     2004           Senior Vice President and Senior           N/A
   Vice President                                 Portfolio Manager, A I M Capital
                                                  Management, Inc.
                                                  Formerly: Senior Vice President,
                                                  Director of Sector Management and Senior
                                                  Portfolio Manager, INVESCO Institutional
                                                  (N.A.), Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1993           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Foley & Lardner LLP           INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
300 K N.W., Suite 500         Kramer, Levin, Naftalis  Services, Inc.           Trust Company
Washington, D.C. 20007-5111   & Frankel LLP            P.O. Box 4739            225 Franklin Street
                              1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

                         AIM V.I. SMALL CAP EQUITY FUND

                                              AIM V.I. SMALL COMPANY GROWTH FUND
                               Annual Report to Shareholders o December 31, 2005


              AIM V.I. SMALL COMPANY GROWTH FUND seeks long-term capital growth.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.
================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. SMALL COMPANY GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               management measure that helps us confirm
                                                                                          our high conviction candidates.
=======================================================================================
PERFORMANCE SUMMARY                                                                          We consider selling or trimming a
                                             ==========================================   stock when:
On September 16, 2005, changes were made     FUND VS. INDEXES
to your Fund's management team with the                                                   o the company's fundamental business
intention of improving long-term             TOTAL RETURNS, 12/31/04-12/31/05,            prospects deteriorate
performance. The new team consists of        EXCLUDING VARIABLE PRODUCT ISSUER
Juliet Ellis (lead) and Juan Hartsfield,     CHARGES. IF VARIABLE PRODUCT ISSUER          o a stock hits its target price
who are assisted by the Small Cap Core/      CHARGES WERE INCLUDED, RETURNS WOULD BE
Growth Team. Our goal is to produce          LOWER.                                       o the company's technical profile
consistent, strong risk-adjusted returns                                                  deteriorates
for long-term investors.                     Series I Shares                       5.19%
                                                                                          MARKET CONDITIONS AND YOUR FUND
   For the year covered by this report,      Series II Shares                      4.93
your Fund recorded positive returns.                                                      When we assumed management of the Fund,
                                             Standard & Poor's Composite Index            major stock market indexes had been
   The Fund fared slightly better than       of 500 Stocks (S&P 500 Index)                fluctuating within a relatively narrow
the S&P 500 Index and outperformed the       (Broad Market Index)                  4.91   range for several months. Although
Russell 2000 Growth Index by a wider                                                      corporate earnings were generally solid,
margin, largely due to strong returns by     Russell 2000 Growth Index                    concerns about rising oil prices and
holdings in the industrials and energy       (Style-specific Index)                4.15   interest rates, the economic impact of
sectors. Positive performance was                                                         two Gulf Coast hurricanes and other
broad-based,                                 Lipper Small-Cap Growth Fund Index           matters restrained index performance for
                                             (Peer Group Index)                    5.34   the reporting period.

                                             SOURCE: LIPPER, INC.                            We increased our weighting in
                                             ==========================================   industrials, the best-performing sector
                                             as significant detractors were               for your Fund during the year. Within
                                             concentrated in the information              this sector, we added to our
                                             technology sector.                           transportation industry holdings. We
                                                                                          particularly liked trucking companies
                                                For long-term performance, see Pages      because of their increased pricing
                                             4 and 5.                                     power. An industrials stock that
                                                                                          contributed positively to portfolio
=======================================================================================   performance was Ceradyne, which makes
                                                                                          advanced technical ceramics products,
HOW WE INVEST                                models and conducting in-depth               including body armor for the military.
                                             interviews with company management.          The company reported record sales and
We focus on small-cap growth companies                                                    earnings for the third quarter of 2005.
with visible and long-term growth            o Valuation analysis: identifying            We continue to own the stock as we
opportunities, as demonstrated by            attractively valued stocks given their       believe the company is likely to
consistent and accelerating earnings         growth potential over a one- to two-year     continue to grow its dominant market
growth.                                      horizon.                                     share position. Another stock in this
                                                                                          sector which enhanced performance was
   We select stocks based on analysis of     o Technical analysis--identifying the        WATSCO, which distributes air
individual companies. Our three-step         "timeliness" of a stock purchase. We
selection process includes:                  review trading volume characteristics
                                             and trend analysis to make sure there
o Fundamental analysis--building             are no signs of the stock deteriorating.
financial                                    This also serves as a risk


==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                    1. Application Software                 5.5%  1. Cytyc Corp.                       1.5%

Information Technology               24.0%   2. Health Care Equipment                4.6   2. Aeropostale, Inc.                 1.4

Industrials                          19.4    3. Electronic Equipment Manufacturers   4.2   3. Celadon Group, Inc.               1.3

Health Care                          13.6    4. Apparel Retail                       4.1   4. SBA Communications Corp.-Class A  1.3

Consumer Discretionary               13.1    5. Regional Banks                       3.0   5. Hyperion Solutions Corp.          1.3

Financials                            9.0                                                  6. Henry (Jack) & Associates, Inc.   1.3

Energy                                6.3      TOTAL NET ASSETS            $31.2 MILLION   7. Swift Transportation Co., Inc.    1.3
                                               TOTAL NUMBER OF HOLDINGS*             120
Materials                             3.9                                                  8. Nara Bancorp, Inc.                1.2

Consumer Staples                      2.3                                                  9. Carpenter Technology Corp.        1.2

Telecommunication Services            2.2                                                 10. Barrett (Bill) Corp.              1.2

Money Market Funds
Plus Other Assets Less Liabilities    6.2



The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

==========================================   ==========================================   ==========================================


AIM V.I. SMALL COMPANY GROWTH FUND


conditioning and heating units. Watsco      RIGEL PHARMACEUTICALS and ORCHID                              JULIET ELLIS, Chartered
also reported record earnings for the       CELLMARK, which were both subsequently           [ELLIS       Financial Analyst and
third quarter of 2005, as the company       sold. We further reduced the Fund's              PHOTO]       Senior Portfolio Manager,
continued to expand its distribution        weight in the health care sector by                           is lead portfolio manager
network. We sold the stock and took         selling the stocks of several health                          of AIM V.I. Small
profits.                                    care companies we believed had weak                           Company Growth Fund.
                                            prospects for long-term profitability.
   An industrials stock that we sold was                                                   Ms. Ellis joined AIM in 2004. She
SIRVA, the largest detractor from our          Although the Fund's return during the    previously served as Senior Portfolio
performance for the year. Sirva is a        reporting period was positively impacted    Manager of two small-cap funds for
global relocation services company that     by its investments in initial public        another company and was responsible for
had to restate its earnings for the         offerings (IPOs), there can be no           the management of more than $2 billion
years 2000 to 2003 and for the first        assurance that the Fund will have           in assets.
nine months of 2004 because of              favorable IPO investment opportunities
accounting errors.                          in the future.                                 Ms. Ellis began her investment career
                                                                                        in 1981 as a financial consultant. She
   Higher energy prices and improved        IN CLOSING                                  is a Cum Laude and Phi Beta Kappa
earnings prospects led to significant                                                   graduate of Indiana University with a
stock price increases in many of the        We are pleased to have provided positive    B.A. in economics and political science.
Fund's investments in the energy sector.    return for the reporting period. We
One of the leading contributors in this     remain committed to our bottom-up stock                    JUAN HARTSFIELD, Chartered
sector was SPINNAKER EXPLORATION, a         selection process of identifying                           Financial Analyst and
natural gas and oil exploration and         attractively valued small-cap growth        [HARTSFIELD    Portfolio Manager, is
production company that benefited from      companies' with high growth potential         PHOTO]       portfolio manager of AIM V.I.
record-high oil and natural gas prices.     while endeavoring to avoid high-risk                       Small Company Growth Fund.
The company was also acquired during the    stocks. We believe our disciplined          Prior to joining AIM in 2004, he began
year for a premium. Other key               investment strategy has the potential to    his investment career in 2000 as an
contributors included BILL BARRETT          provide shareholders with consistent,       equity analyst and most recently served
CORP., a Denver-based oil and gas           attractive returns over a long-term         as a portfolio manager.
exploration company, and UNIT CORP., an     investment horizon with below-market
onshore natural gas drilling company. We    risk. We thank you for your continued          Mr. Hartsfield earned a B.S. in
increased our weighting in energy due to    participation in AIM V.I. Small Company     petroleum engineering from the
the strong pricing power of many of the     Growth Fund.                                University of Texas and his M.B.A. from
companies in this sector.                                                               The University of Michigan.

   Within the information technology        THE VIEWS AND OPINIONS EXPRESSED IN         Assisted by the Small Cap Core/Growth
sector, many of the Fund's software and     MANAGEMENT'S DISCUSSION OF FUND             Team
services holdings detracted from Fund       PERFORMANCE ARE THOSE OF A I M ADVISORS,
performance during the reporting period.    INC. THESE VIEWS AND OPINIONS ARE
One of the most significant detractors      SUBJECT TO CHANGE AT ANY TIME BASED ON
was KINTERA, a company that markets         FACTORS SUCH AS MARKET AND ECONOMIC
software and services to help               CONDITIONS. THESE VIEWS AND OPINIONS MAY
not-for-profit organizations raise          NOT BE RELIED UPON AS INVESTMENT ADVICE
money. The stock price of this holding      OR RECOMMENDATIONS, OR AS AN OFFER FOR A
fell earlier in the year after the          PARTICULAR SECURITY. THE INFORMATION IS
company reported losses for the first       NOT A COMPLETE ANALYSIS OF EVERY ASPECT
and second quarters of its fiscal year.     OF ANY MARKET, COUNTRY, INDUSTRY,
The holding was subsequently sold due to    SECURITY OR THE FUND. STATEMENTS OF FACT
deteriorating fundamentals. Other           ARE FROM SOURCES CONSIDERED RELIABLE,
detractors in this area included            BUT A I M ADVISORS, INC. MAKES NO
Infocrossing and ALLIANCE DATA SYSTEMS.     REPRESENTATION OR WARRANTY AS TO THEIR
                                            COMPLETENESS OR ACCURACY. ALTHOUGH
   The Fund's health care holdings also     HISTORICAL PERFORMANCE IS NO GUARANTEE
detracted from returns, primarily due to    OF FUTURE RESULTS, THESE INSIGHTS MAY
underperformance by several                 HELP YOU UNDERSTAND OUR INVESTMENT                   [RIGHT ARROW GRAPHIC]
biotechnology stocks. A leading             MANAGEMENT PHILOSOPHY.
detractor was EYETECH PHARMACEUTICALS,                                                  FOR A DISCUSSION OF THE RISKS OF
which markets therapeutics to treat eye                                                 INVESTING IN YOUR FUND,INDEXES USED IN
diseases. The stock declined due to                                                     THIS REPORT AND YOUR FUND'S LONG-TERM
concerns about a competitor's                                                           PERFORMANCE, PLEASE TURN TO PAGES 4 AND 5.
experimental drug which produced
positive results in late-stage trials in
treating blindness in older adults. We
sold the stock based on this weaker
competitive position. Other detractors
included

AIM V.I. SMALL COMPANY GROWTH FUND





YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 8/22/97, index data from 8/31/97



====================================================================================================================================
                                      [MOUNTAIN CHART]

DATE        AIM V.I. SMALL COMPANY     RUSSELL 2000         S&P 500         LIPPER SMALL-CAP
                 GROWTH FUND-         GROWTH INDEX           INDEX          GROWTH FUND INDEX
               SERIES I SHARES
8/22/97              $10000
   8/97               10090              $10000              $10000              $10000
   9/97               10820               10798               10547               10842
  10/97               10110               10149               10196               10287
  11/97                9809                9907               10667               10055
  12/97                9910                9913               10850                9921
   1/98                9770                9781               10970                9774
   2/98               10710               10644               11761               10564
   3/98               11249               11091               12363               11042
   4/98               11299               11159               12489               11122
   5/98               10499               10348               12275               10335
   6/98               10929               10454               12773               10638
   7/98               10120                9581               12638                9837
   8/98                7969                7369               10812                7689
   9/98                9039                8116               11505                8100
  10/98                9449                8540               12440                8419
  11/98               10489                9202               13193                9104
  12/98               11532               10035               13953               10017
   1/99               11682               10486               14536               10259
   2/99               10551                9527               14085                9272
   3/99               11232                9866               14648                9691
   4/99               11612               10738               15215               10069
   5/99               11673               10755               14856               10124
   6/99               13054               11321               15679               11072
   7/99               14164               10971               15191               11032
   8/99               13854               10561               15116               10878
   9/99               14895               10764               14702               11272
  10/99               15556               11040               15632               11929
  11/99               17948               12208               15950               13434
  12/99               22032               14359               16888               16143
   1/00               20961               14226               16040               15975
   2/00               26465               17535               15736               20656
   3/00               25153               15692               17275               19035
   4/00               21548               14108               16755               16682
   5/00               19107               12872               16412               15318
   6/00               23740               14535               16816               18015
   7/00               21699               13290               16553               16843
   8/00               24721               14687               17581               18655
   9/00               23391               13958               16653               17731
  10/00               21770               12825               16582               16401
  11/00               17259               10496               15276               13608
  12/00               18732               11138               15351               14811
   1/01               18659               12040               15895               15262
   2/01               16099               10390               14447               13309
   3/01               14627                9445               13532               12016
   4/01               16846               10601               14583               13313
   5/01               17011               10847               14681               13674
   6/01               17229               11143               14323               14019
   7/01               16057               10192               14182               13237
   8/01               14678                9556               13295               12454
   9/01               12159                8014               12222               10510
  10/01               13341                8785               12455               11280
  11/01               14419                9518               13410               12154
  12/01               15258               10111               13528               12891
   1/02               14584                9751               13330               12501
   2/02               13267                9120               13073               11744
   3/02               14086                9912               13565               12704
   4/02               13764                9698               12743               12369
   5/02               13257                9131               12649               11873
   6/02               12272                8357               11749               10991
   7/02               10603                7072               10833                9432
   8/02               10572                7069               10904                9418
   9/02                9992                6558                9720                8847
  10/02               10613                6890               10575                9225
  11/02               11235                7573               11197                9997
  12/02               10509                7051               10539                9329
   1/03               10188                6859               10264                9083
   2/03                9991                6676               10109                8800
   3/03               10095                6778               10207                8981
   4/03               10685                7419               11048                9724
   5/03               11691                8255               11629               10715
   6/03               11846                8414               11778               11078
   7/03               12593                9050               11985               11726
   8/03               13256                9536               12219               12348
   9/03               12811                9295               12089               12045
  10/03               13796               10098               12773               13138
  11/03               14262               10427               12885               13487
  12/03               14024               10474               13560               13507
   1/04               14739               11024               13809               14139
   2/04               14678               11007               14001               14085
   3/04               14594               11058               13790               13988
   4/04               13909               10503               13574               13305
   5/04               14158               10712               13760               13582
   6/04               14583               11069               14027               13969
   7/04               13381               10075               13563               12737
   8/04               13030                9858               13617               12324
   9/04               13703               10403               13765               13028
  10/04               14169               10656               13975               13394
  11/04               15091               11557               14540               14331
  12/04               15973               11972               15035               14964
   1/05               15289               11433               14669               14398
   2/05               15465               11590               14977               14682
   3/05               15040               11155               14712               14189
   4/05               14190               10445               14433               13396
   5/05               14968               11181               14892               14284
   6/05               15786               11543               14913               14783
   7/05               16781               12350               15468               15685
   8/05               16615               12176               15327               15414
   9/05               16346               12272               15451               15498
  10/05               15973               11819               15193               14973
  11/05               16823               12488               15767               15776
  12/05              $16805              $12469              $15773              $15763

====================================================================================================================================
                                                                     SOURCE: LIPPER, INC.


Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. SMALL COMPANY GROWTH FUND



==========================================
AVERAGE ANNUAL TOTAL RETURNS                 II SHARES. THE INCEPTION DATE OF SERIES      VARIABLE PRODUCTS. YOU CANNOT PURCHASE
                                             I SHARES IS AUGUST 22, 1997. THE SERIES      SHARES OF THE FUND DIRECTLY. PERFORMANCE
As of 12/31/05                               I AND SERIES II SHARES INVEST IN THE         FIGURES GIVEN REPRESENT THE FUND AND ARE
                                             SAME PORTFOLIO OF SECURITIES AND WILL        NOT INTENDED TO REFLECT ACTUAL VARIABLE
SERIES I SHARES                              HAVE SUBSTANTIALLY SIMILAR PERFORMANCE,      PRODUCT VALUES. THEY DO NOT REFLECT
Inception (8/22/97)                  6.41%   EXCEPT TO THE EXTENT THAT EXPENSES BORNE     SALES CHARGES, EXPENSES AND FEES
5 Years                             -2.15    BY EACH CLASS DIFFER.                        ASSESSED IN CONNECTION WITH A VARIABLE
1 Year                               5.19                                                 PRODUCT. SALES CHARGES, EXPENSES AND
                                                THE PERFORMANCE DATA QUOTED REPRESENT     FEES, WHICH ARE DETERMINED BY THE
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE        VARIABLE PRODUCT ISSUERS, WILL VARY AND
Inception                            6.15%   COMPARABLE FUTURE RESULTS; CURRENT           WILL LOWER THE TOTAL RETURN.
5 Years                             -2.37    PERFORMANCE MAY BE LOWER OR HIGHER.
1 Year                               4.93    PLEASE CONTACT YOUR VARIABLE PRODUCT            PER NASD REQUIREMENTS, THE MOST
                                             ISSUER OR FINANCIAL ADVISOR FOR THE MOST     RECENT MONTH-END PERFORMANCE DATA AT THE
==========================================   RECENT MONTH-END VARIABLE PRODUCT            FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             PERFORMANCE. PERFORMANCE FIGURES REFLECT     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                     FUND EXPENSES, REINVESTED DISTRIBUTIONS      INFORMATION LINE, 866-702-4402. AS
                                             AND CHANGES IN NET ASSET VALUE.              MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                    INVESTMENT RETURN AND PRINCIPAL VALUE        MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                      6.43%   WILL FLUCTUATE SO THAT YOU MAY HAVE A        PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                     6.32    GAIN OR LOSS WHEN YOU SELL SHARES.           VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                          ADVISOR.
==========================================      AIM V.I. SMALL COMPANY GROWTH FUND, A
                                             SERIES PORTFOLIO OF AIM VARIABLE
RETURNS SINCE APRIL 30, 2004, THE            INSURANCE FUNDS, IS CURRENTLY OFFERED
INCEPTION DATE OF SERIES II SHARES, ARE      THROUGH INSURANCE COMPANIES ISSUING
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER RULE 12b-1 FEES APPLICABLE TO
THE SERIES

PRINCIPAL RISKS OF INVESTING IN THE FUND        The Fund's return during certain             The Fund is not managed to track the
                                             periods was positively impacted by its       performance of any particular index,
Investing in micro and small companies       investments in initial public offerings      including the indexes defined here, and
involves risks not associated with           (IPOs). There can be no assurance that       consequently, the performance of the
investing in more established companies,     the Fund will have favorable IPO             Fund may deviate significantly from the
such as business risk, significant stock     investment opportunities in the future.      performance of the indexes.
price fluctuations and illiquidity.          Moreover, the prices of IPO securities
                                             may go up and down more than prices of          A direct investment cannot be made in
   The Fund may invest up to 25% of its      equity securities of companies with          an index. Unless otherwise indicated,
assets in the securities of non-U.S.         longer trading histories. In addition,       index results include reinvested
issuers. Securities of Canadian issuers      companies offering securities in IPOs        dividends, and they do not reflect sales
and American Depositary Receipts are not     may have less experienced management or      charges. Performance of an index of
subject to this 25% limitation.              limited operating histories. For             funds reflects fund expenses;
International investing presents certain     additional information regarding the         performance of a market index does not.
risks not associated with investing          fund's performance, please see the
solely in the United States. These           fund's prospectus.                           OTHER INFORMATION
include risks relating to fluctuations
in the value of the U.S. dollar relative     ABOUT INDEXES USED IN THIS REPORT            The returns shown in the management's
to the values of other currencies, the                                                    discussion of Fund performance are based
custody arrangements made for the Fund's     The unmanaged Standard & Poor's              on net asset values calculated for
foreign holdings, differences in             Composite Index of 500 Stocks (the S&P       shareholder transactions. Generally
accounting, political risks and the          500--REGISTERED TRADEMARK-- INDEX) is        accepted accounting principles require
lesser degree of public information          an index of common stocks frequently         adjustments to be made to the net assets
required to be provided by non-U.S.          used as a general measure of U.S. stock      of the Fund at period end for financial
companies.                                   market performance.                          reporting purposes, and as such, the net
                                                                                          asset value for shareholder transactions
   At any given time, the Fund may be           The unmanaged LIPPER SMALL-CAP GROWTH     and the returns based on those net asset
subject to sector risk, which means a        FUND INDEX represents an average of the      values may differ from the net asset
certain sector may underperform other        performance of the 30 largest                values and returns reported in the
sectors or the market as a whole. The        small-capitalization growth funds            Financial Highlights. Additionally, the
Fund is not limited with respect to the      tracked by Lipper, Inc., an independent      returns and net asset values shown
sectors in which it can invest.              mutual fund performance monitor.             throughout this report are at the Fund
                                                                                          level only and do not include variable
   Portfolio turnover is greater than           The unmanaged RUSSELL 2000                product issuer charges. If such charges
that of most funds, which may affect         --REGISTERED TRADEMARK-- GROWTH INDEX is     were included, the total returns would
performance.                                 a subset of the unmanaged RUSSELL 2000       be lower.
                                             --REGISTERED TRADEMARK-- INDEX, which
                                             represents the performance of the stocks        Industry classifications used in this
                                             of small-capitalization companies; the       report are generally according to the
                                             Growth subset measures the performance       Global Industry Classification Standard,
                                             of Russell 2000 companies with higher        which was developed by and is the
                                             price/ book ratios and higher forecasted     exclusive property and a service mark of
                                             growth values.                               Morgan Stanley Capital International
                                                                                          Inc. and Standard & Poor's.

AIM V.I. SMALL COMPANY GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                             Fund's actual return. The Fund's actual
                                                                                         cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information        value after expenses for the six months
ongoing costs, including management          about actual account values and actual      ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in    table "Cumulative Total Returns" on Page
(12b-1); and other Fund expenses. This       this table, together with the amount you    5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide        The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for           expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided    actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the         expenses you paid for the period. You
example is based on an investment of         result by the number in the table under     may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses       ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the         and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.     expenses you paid on your account during    5% hypothetical example with the 5%
                                             this period.                                hypothetical examples that appear in the
   The actual and hypothetical expenses                                                  shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR COMPARISON
the effect of any fees or other expenses     PURPOSES                                       Please note that the expenses shown
assessed in connection with a variable                                                   in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides               ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account      hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based      comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and      help you determine the relative total
                                             an assumed rate of return of 5% per year    costs of owning different funds.
                                             before expenses, which is not the

====================================================================================================================================

                                                                                                HYPOTHETICAL
                                                      ACTUAL                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING             ENDING              EXPENSES           ENDING            EXPENSES          ANNUALIZED
  SHARE            ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
  CLASS              (7/1/05)           (12/31/05)(1)          PERIOD(2)        (12/31/05)           PERIOD(2)          RATIO
Series I            $1,000.00            $1,064.30               $6.24           $1,019.16            $6.11             1.20%
Series II            1,000.00             1,063.20                7.54            1,017.90             7.38             1.45


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. SMALL COMPANY GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable         o The quality of services to be provided    o Meeting with the Fund's portfolio
Insurance Funds (the "Board") oversees        by AIM. The Board reviewed the              managers and investment personnel. With
the management of AIM V.I. Small Company      credentials and experience of the           respect to the Fund, the Board is
Growth Fund (the "Fund") and, as              officers and employees of AIM who will      meeting periodically with such Fund's
required by law, determines annually          provide investment advisory services to     portfolio managers and/or other
whether to approve the continuance of         the Fund. In reviewing the                  investment personnel and believes that
the Fund's advisory agreement with A I M      qualifications of AIM to provide            such individuals are competent and able
Advisors, Inc. ("AIM"). Based upon the        investment advisory services, the Board     to continue to carry out their
recommendation of the Investments             reviewed the qualifications of AIM's        responsibilities under the Advisory
Committee of the Board, which is              investment personnel and considered such    Agreement.
comprised solely of independent               issues as AIM's portfolio and product
trustees, at a meeting held on June 30,       review process, various back office         o Overall performance of AIM. The Board
2005, the Board, including all of the         support functions provided by AIM and       considered the overall performance of
independent trustees, approved the            AIM's equity and fixed income trading       AIM in providing investment advisory and
continuance of the advisory agreement         operations. Based on the review of these    portfolio administrative services to the
(the "Advisory Agreement") between the        and other factors, the Board concluded      Fund and concluded that such performance
Fund and AIM for another year, effective      that the quality of services to be          was satisfactory.
July 1, 2005.                                 provided by AIM was appropriate and that
                                              AIM currently is providing satisfactory     o Fees relative to those of clients of
   The Board considered the factors           services in accordance with the terms of    AIM with comparable investment
discussed below in evaluating the             the Advisory Agreement.                     strategies. The Board reviewed the
fairness and reasonableness of the                                                        advisory fee rate for the Fund under the
Advisory Agreement at the meeting on          o The performance of the Fund relative      Advisory Agreement. The Board noted that
June 30, 2005 and as part of the Board's      to comparable funds. The Board reviewed     this rate was the same as the initial
ongoing oversight of the Fund. In their       the performance of the Fund during the      advisory fee rate for a mutual fund
deliberations, the Board and the              past one, three and five calendar years     advised by AIM with investment
independent trustees did not identify         against the performance of funds advised    strategies comparable to those of the
any particular factor that was                by other advisors with investment           Fund, although the mutual fund included
controlling, and each trustee attributed      strategies comparable to those of the       breakpoints. The Board noted that AIM
different weights to the various              Fund. The Board noted that the Fund's       has agreed to waive advisory fees of the
factors.                                      performance was above the median            Fund and to limit the Fund's total
                                              performance of such comparable funds for    operating expenses, as discussed below.
   One of the responsibilities of the         the one year period and below such          Based on this review, the Board
Senior Officer of the Fund, who is            median performance for the three and        concluded that the advisory fee rate for
independent of AIM and AIM's affiliates,      five year periods. The Board also noted     the Fund under the Advisory Agreement
is to manage the process by which the         that AIM began serving as investment        was fair and reasonable.
Fund's proposed management fees are           advisor to the Fund in April 2004. The
negotiated to ensure that they are            Board noted that AIM has recently made      o Fees relative to those of comparable
negotiated in a manner which is at arm's      changes to the Fund's portfolio             funds with other advisors. The Board
length and reasonable. To that end, the       management team, which appear to be         reviewed the advisory fee rate for the
Senior Officer must either supervise a        producing encouraging early results but     Fund under the Advisory Agreement. The
competitive bidding process or prepare        need more time to be evaluated before a     Board compared effective contractual
an independent written evaluation. The        conclusion can be made that the changes     advisory fee rates at a common asset
Senior Officer has recommended an             have addressed the Fund's                   level and noted that the Fund's rate was
independent written evaluation in lieu        under-performance. Based on this review,    above the median rate of the funds
of a competitive bidding process and,         the Board concluded that no changes         advised by other advisors with
upon the direction of the Board, has          should be made to the Fund and that it      investment strategies comparable to
prepared such an independent written          was not necessary to change the Fund's      those of the Fund that the Board
evaluation. Such written evaluation also      portfolio management team at this time.     reviewed. The Board noted that AIM has
considered certain of the factors                                                         agreed to waive advisory fees of the
discussed below. In addition, as              o The performance of the Fund relative      Fund and to limit the Fund's total
discussed below, the Senior Officer made      to indices. The Board reviewed the          operating expenses, as discussed below.
certain recommendations to the Board in       performance of the Fund during the past     Based on this review, the Board
connection with such written evaluation.      one, three and five calendar years          concluded that the advisory fee rate for
                                              against the performance of the Lipper       the Fund under the Advisory Agreement
   The discussion below serves as a           Small-Cap Growth Index. The Board noted     was fair and reasonable.
summary of the Senior Officer's               that the Fund's performance was above
independent written evaluation and            the performance of such Index for the       o Expense limitations and fee waivers.
recommendations to the Board in               one year period and below such Index for    The Board noted that AIM has
connection therewith, as well as a            the three and five year periods. The        contractually agreed to waive advisory
discussion of the material factors and        Board also noted that AIM began serving     fees of the Fund through June 30, 2006
the conclusions with respect thereto          as investment advisor to the Fund in        to the extent necessary so that the
that formed the basis for the Board's         April 2004. The Board noted that AIM has    advisory fees payable by the Fund do not
approval of the Advisory Agreement.           recently made changes to the Fund's         exceed a specified maximum advisory fee
After consideration of all of the             portfolio management team, which appear     rate, which maximum rate includes
factors below and based on its informed       to be producing encouraging early           breakpoints and is based on net asset
business judgment, the Board determined       results but need more time to be            levels. The Board considered the
that the Advisory Agreement is in the         evaluated before a conclusion can be        contractual nature of this fee waiver
best interests of the Fund and its            made that the changes have addressed the    and noted that it remains in effect
shareholders and that the compensation        Fund's under-performance. Based on this     until June 30, 2006. The Board noted
to AIM under the Advisory Agreement is        review, the Board concluded that no         that AIM has contractually agreed to
fair and reasonable and would have been       changes should be made to the Fund and      waive fees and/or limit expenses of the
obtained through arm's length                 that it was not necessary to change the     Fund through June 30, 2006 in an amount
negotiations.                                 Fund's portfolio management team at this    necessary to limit total annual
                                              time.                                       operating expenses to a specified
o The nature and extent of the advisory                                                   percentage of average daily net assets
services to be provided by AIM. The                                                       for each class of the Fund. The Board
Board reviewed the services to be                                                         considered the contractual nature of
provided by AIM under the Advisory                                                        this fee waiver/expense limitation and
Agreement. Based on such review, the                                                      noted that it remains in effect until
Board concluded that the range of                                                         June 30, 2006. The Board considered the
services to be provided by AIM under the                                                  effect these fee waivers/expense
Advisory Agreement was appropriate and                                                    limitations would have on the Fund's
that AIM currently is providing services                                                  estimated expenses and concluded that
in accordance with the terms of the                                                       the levels of fee waivers/expense
Advisory Agreement.                                                                       limitations for the Fund were fair and
                                                                                          reasonable.

                                                                                                                         (continued)

AIM V.I. SMALL COMPANY GROWTH FUND


o Breakpoints and economies of scale.        o Independent written evaluation and         o Historical relationship between the
The Board reviewed the structure of the      recommendations of the Fund's Senior         Fund and AIM. In determining whether to
Fund's advisory fee under the Advisory       Officer. The Board noted that, upon          continue the Advisory Agreement for the
Agreement, noting that it does not           their direction, the Senior Officer of       Fund, the Board also considered the
include any breakpoints. The Board           the Fund, who is independent of AIM and      prior relationship between AIM and the
considered whether it would be               AIM's affiliates, had prepared an            Fund, as well as the Board's knowledge
appropriate to add advisory fee              independent written evaluation in order      of AIM's operations, and concluded that
breakpoints for the Fund or whether, due     to assist the Board in determining the       it was beneficial to maintain the
to the nature of the Fund and the            reasonableness of the proposed               current relationship, in part, because
advisory fee structures of comparable        management fees of the AIM Funds,            of such knowledge. The Board also
funds, it was reasonable to structure        including the Fund. The Board noted that     reviewed the general nature of the
the advisory fee without breakpoints.        the Senior Officer's written evaluation      non-investment advisory services
Based on this review, the Board              had been relied upon by the Board in         currently performed by AIM and its
concluded that it was not necessary to       this regard in lieu of a competitive         affiliates, such as administrative,
add advisory fee breakpoints to the          bidding process. In determining whether      transfer agency and distribution
Fund's advisory fee schedule. The Board      to continue the Advisory Agreement for       services, and the fees received by AIM
reviewed the level of the Fund's             the Fund, the Board considered the           and its affiliates for performing such
advisory fees, and noted that such fees,     Senior Officer's written evaluation and      services. In addition to reviewing such
as a percentage of the Fund's net            the recommendation made by the Senior        services, the trustees also considered
assets, would remain constant under the      Officer to the Board that the Board          the organizational structure employed by
Advisory Agreement because the Advisory      consider implementing a process to           AIM and its affiliates to provide those
Agreement does not include any               assist them in more closely monitoring       services. Based on the review of these
breakpoints. The Board noted that AIM        the performance of the AIM Funds. The        and other factors, the Board concluded
has contractually agreed to waive            Board concluded that it would be             that AIM and its affiliates were
advisory fees of the Fund through June       advisable to implement such a process as     qualified to continue to provide
30, 2006 to the extent necessary so that     soon as reasonably practicable.              non-investment advisory services to the
the advisory fees payable by the Fund do                                                  Fund, including administrative, transfer
not exceed a specified maximum advisory      o Profitability of AIM and its               agency and distribution services, and
fee rate, which maximum rate includes        affiliates. The Board reviewed               that AIM and its affiliates currently
breakpoints and is based on net asset        information concerning the profitability     are providing satisfactory
levels. The Board concluded that the         of AIM's (and its affiliates')               non-investment advisory services.
Fund's fee levels under the Advisory         investment advisory and other activities
Agreement therefore would not reflect        and its financial condition. The Board       o Other factors and current trends. In
economies of scale, although the             considered the overall profitability of      determining whether to continue the
advisory fee waiver reflects economies       AIM, as well as the profitability of AIM     Advisory Agreement for the Fund, the
of scale.                                    in connection with managing the Fund.        Board considered the fact that AIM,
                                             The Board noted that AIM's operations        along with others in the mutual fund
o Investments in affiliated money market     remain profitable, although increased        industry, is subject to regulatory
funds. The Board also took into account      expenses in recent years have reduced        inquiries and litigation related to a
the fact that uninvested cash and cash       AIM's profitability. Based on the review     wide range of issues. The Board also
collateral from securities lending           of the profitability of AIM's and its        considered the governance and compliance
arrangements (collectively, "cash            affiliates' investment advisory and          reforms being undertaken by AIM and its
balances") of the Fund may be invested       other activities and its financial           affiliates, including maintaining an
in money market funds advised by AIM         condition, the Board concluded that the      internal controls committee and
pursuant to the terms of an SEC              compensation to be paid by the Fund to       retaining an independent compliance
exemptive order. The Board found that        AIM under its Advisory Agreement was not     consultant, and the fact that AIM has
the Fund may realize certain benefits        excessive.                                   undertaken to cause the Fund to operate
upon investing cash balances in AIM                                                       in accordance with certain governance
advised money market funds, including a      o Benefits of soft dollars to AIM. The       policies and practices. The Board
higher net return, increased liquidity,      Board considered the benefits realized       concluded that these actions indicated a
increased diversification or decreased       by AIM as a result of brokerage              good faith effort on the part of AIM to
transaction costs. The Board also found      transactions executed through "soft          adhere to the highest ethical standards,
that the Fund will not receive reduced       dollar" arrangements. Under these            and determined that the current
services if it invests its cash balances     arrangements, brokerage commissions paid     regulatory and litigation environment to
in such money market funds. The Board        by the Fund and/or other funds advised       which AIM is subject should not prevent
noted that, to the extent the Fund           by AIM are used to pay for research and      the Board from continuing the Advisory
invests in affiliated money market           execution services. This research is         Agreement for the Fund.
funds, AIM has voluntarily agreed to         used by AIM in making investment
waive a portion of the advisory fees it      decisions for the Fund. The Board
receives from the Fund attributable to       concluded that such arrangements were
such investment. The Board further           appropriate.
determined that the proposed securities
lending program and related procedures       o AIM's financial soundness in light of
with respect to the lending Fund is in       the Fund's needs. The Board considered
the best interests of the lending Fund       whether AIM is financially sound and has
and its respective shareholders. The         the resources necessary to perform its
Board therefore concluded that the           obligations under the Advisory
investment of cash collateral received       Agreement, and concluded that AIM has
in connection with the securities            the financial resources necessary to
lending program in the money market          fulfill its obligations under the
funds according to the procedures is in      Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                   SHARES    VALUE
         -------------------------------------------------------------
         COMMON STOCKS & OTHER EQUITY
          INTERESTS-93.83%
         AEROSPACE & DEFENSE-1.09%
         Ceradyne, Inc./(a)/                        7,773 $    340,457
         -------------------------------------------------------------
         AGRICULTURAL PRODUCTS-0.66%
         Corn Products International, Inc.          8,602      205,502
         -------------------------------------------------------------
         AIR FREIGHT & LOGISTICS-1.14%
         Forward Air Corp.                          9,723      356,348
         -------------------------------------------------------------
         APPAREL RETAIL-4.08%
         Aeropostale, Inc./(a)/                    16,041      421,878
         -------------------------------------------------------------
         DSW Inc.-Class A/(a)/                      7,646      200,478
         -------------------------------------------------------------
         Hot Topic, Inc./(a)/                      19,681      280,454
         -------------------------------------------------------------
         New York & Co., Inc./(a)/                 17,378      368,414
         -------------------------------------------------------------
                                                             1,271,224
         -------------------------------------------------------------
         APPLICATION SOFTWARE-5.53%
         ANSYS, Inc./(a)/                           3,406      145,402
         -------------------------------------------------------------
         Blackboard Inc./(a)/                       8,295      240,389
         -------------------------------------------------------------
         FileNET Corp./(a)/                        10,709      276,828
         -------------------------------------------------------------
         Henry (Jack) & Associates, Inc.           20,834      397,513
         -------------------------------------------------------------
         Hyperion Solutions Corp./(a)/             11,250      402,975
         -------------------------------------------------------------
         TIBCO Software Inc./(a)/                  34,682      259,074
         -------------------------------------------------------------
                                                             1,722,181
         -------------------------------------------------------------
         ASSET MANAGEMENT & CUSTODY
          BANKS-1.48%
         Affiliated Managers Group, Inc./(a)/       2,878      230,959
         -------------------------------------------------------------
         Nuveen Investments, Inc.-Class A           5,430      231,427
         -------------------------------------------------------------
                                                               462,386
         -------------------------------------------------------------
         AUTO PARTS & EQUIPMENT-0.97%
         Keystone Automotive Industries, Inc./(a)/  9,593      301,988
         -------------------------------------------------------------
         BIOTECHNOLOGY-2.70%
         CV Therapeutics, Inc./(a)/                 5,996      148,281
         -------------------------------------------------------------
         Digene Corp./(a)/                          7,707      224,813
         -------------------------------------------------------------
         Incyte Corp./(a)/                         18,864      100,734
         -------------------------------------------------------------
         Myriad Genetics, Inc./(a)/                 7,790      162,032
         -------------------------------------------------------------
         Neurocrine Biosciences, Inc./(a)/          3,269      205,064
         -------------------------------------------------------------
                                                               840,924
         -------------------------------------------------------------
         BROADCASTING & CABLE TV-0.50%
         Radio One, Inc.-Class D/(a)/              14,965      154,888
         -------------------------------------------------------------
         BUILDING PRODUCTS-1.17%
         Lennox International Inc.                  7,496      211,387
         -------------------------------------------------------------
         Quixote Corp.                              7,710      152,658
         -------------------------------------------------------------
                                                               364,045
         -------------------------------------------------------------
         CATALOG RETAIL-0.13%
         PetMed Express, Inc./(a)/                  2,952       41,830
         -------------------------------------------------------------

                                                 SHARES    VALUE
           ---------------------------------------------------------
           COMMUNICATIONS EQUIPMENT-2.11%
           ADC Telecommunications, Inc./(a)/     11,018 $    246,142
           ---------------------------------------------------------
           F5 Networks, Inc./(a)/                 2,306      131,880
           ---------------------------------------------------------
           NICE Systems Ltd. (Israel)/(a)/        3,258      156,905
           ---------------------------------------------------------
           Symmetricom, Inc./(a)/                14,621      123,840
           ---------------------------------------------------------
                                                             658,767
           ---------------------------------------------------------
           COMPUTER STORAGE & PERIPHERALS-1.82%
           Emulex Corp./(a)/                     15,837      313,414
           ---------------------------------------------------------
           QLogic Corp./(a)/                      7,820      254,228
           ---------------------------------------------------------
                                                             567,642
           ---------------------------------------------------------
           CONSTRUCTION & ENGINEERING-0.98%
           Infrasource Services Inc./(a)/         8,232      107,675
           ---------------------------------------------------------
           Perini Corp./(a)/                      8,210      198,271
           ---------------------------------------------------------
                                                             305,946
           ---------------------------------------------------------
           CONSTRUCTION & FARM MACHINERY &
            HEAVY TRUCKS-2.01%
           Astec Industries, Inc./(a)/            9,806      320,264
           ---------------------------------------------------------
           Terex Corp./(a)/                       5,174      307,336
           ---------------------------------------------------------
                                                             627,600
           ---------------------------------------------------------
           DATA PROCESSING & OUTSOURCED
            SERVICES-1.72%
           Alliance Data Systems Corp./(a)/       8,106      288,574
           ---------------------------------------------------------
           Euronet Worldwide, Inc./(a)/           8,917      247,893
           ---------------------------------------------------------
                                                             536,467
           ---------------------------------------------------------
           DISTRIBUTORS-0.62%
           Source Interlink Cos., Inc./(a)/      17,241      191,720
           ---------------------------------------------------------
           DIVERSIFIED COMMERCIAL & PROFESSIONAL
            SERVICES-1.98%
           Advisory Board Co. (The)/(a)/          4,892      233,202
           ---------------------------------------------------------
           CoStar Group Inc./(a)/                 3,107      134,129
           ---------------------------------------------------------
           Pike Electric Corp./(a)/              15,359      249,123
           ---------------------------------------------------------
                                                             616,454
           ---------------------------------------------------------
           ELECTRICAL COMPONENTS &
            EQUIPMENT-2.92%
           Regal-Beloit Corp.                     7,756      274,562
           ---------------------------------------------------------
           Thomas & Betts Corp./(a)/              8,736      366,563
           ---------------------------------------------------------
           Ultralife Batteries, Inc./(a)/        22,429      269,148
           ---------------------------------------------------------
                                                             910,273
           ---------------------------------------------------------
           ELECTRONIC EQUIPMENT
            MANUFACTURERS-4.20%
           Aeroflex Inc./(a)/                    28,917      310,858
           ---------------------------------------------------------
           Cogent Inc./(a)/                       6,460      146,513
           ---------------------------------------------------------
           FARO Technologies, Inc./(a)(b)/        9,647      192,940
           ---------------------------------------------------------
           FLIR Systems, Inc./(a)/               12,858      287,119
           ---------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                   SHARES    VALUE
         -------------------------------------------------------------
         ELECTRONIC EQUIPMENT
          MANUFACTURERS-(CONTINUED)
         Lipman (Israel)/(a)/                       8,360 $    194,537
         -------------------------------------------------------------
         Photon Dynamics, Inc./(a)/                 9,712      177,535
         -------------------------------------------------------------
                                                             1,309,502
         -------------------------------------------------------------
         ELECTRONIC MANUFACTURING SERVICES-0.96%
         Staktek Holdings Inc./(a)/                40,113      298,441
         -------------------------------------------------------------
         ENVIRONMENTAL & FACILITIES SERVICES-0.93%
         Standard Parking Corp./(a)/               14,756      288,332
         -------------------------------------------------------------
         GENERAL MERCHANDISE STORES-0.37%
         Tuesday Morning Corp.                      5,535      115,792
         -------------------------------------------------------------
         HEALTH CARE EQUIPMENT-4.64%
         Advanced Medical Optics, Inc./(a)/         8,606      359,731
         -------------------------------------------------------------
         Cytyc Corp./(a)/                          16,774      473,530
         -------------------------------------------------------------
         Dionex Corp./(a)/                          3,527      173,105
         -------------------------------------------------------------
         PerkinElmer, Inc.                          5,868      138,250
         -------------------------------------------------------------
         Vnus Medical Technologies/(a)/            22,237      186,346
         -------------------------------------------------------------
         Wright Medical Group, Inc./(a)/            5,581      113,852
         -------------------------------------------------------------
                                                             1,444,814
         -------------------------------------------------------------
         HEALTH CARE FACILITIES-1.25%
         AmSurg Corp./(a)/                          6,770      154,762
         -------------------------------------------------------------
         Kindred Healthcare, Inc./(a)/              9,114      234,777
         -------------------------------------------------------------
                                                               389,539
         -------------------------------------------------------------
         HEALTH CARE SERVICES-2.51%
         HealthExtras, Inc./(a)/                    8,938      224,344
         -------------------------------------------------------------
         Merge Technologies Inc./(a)/               7,856      196,714
         -------------------------------------------------------------
         Phase Forward Inc./(a)/                   37,019      360,935
         -------------------------------------------------------------
                                                               781,993
         -------------------------------------------------------------
         HEALTH CARE SUPPLIES-0.99%
         Align Technology, Inc./(a)(b)/            19,081      123,454
         -------------------------------------------------------------
         Gen-Probe Inc./(a)/                        3,763      183,597
         -------------------------------------------------------------
                                                               307,051
         -------------------------------------------------------------
         HOME FURNISHINGS-0.61%
         Tempur-Pedic International Inc./(a)/      16,595      190,842
         -------------------------------------------------------------
         HOTELS, RESORTS & CRUISE LINES-0.63%
         Four Seasons Hotels Inc. (Canada)          3,951      196,562
         -------------------------------------------------------------
         HOUSEHOLD APPLIANCES-0.89%
         Blount International, Inc./(a)/           17,390      277,023
         -------------------------------------------------------------
         HOUSEHOLD PRODUCTS-0.75%
         Church & Dwight Co., Inc.                  7,108      234,777
         -------------------------------------------------------------
         HUMAN RESOURCE & EMPLOYMENT
          SERVICES-0.79%
         Korn/Ferry International/(a)/             13,183      246,390
         -------------------------------------------------------------
         INDUSTRIAL CONGLOMERATES-0.17%
         Carlisle Cos. Inc.                           785       54,283
         -------------------------------------------------------------

                                                   SHARES    VALUE
          ------------------------------------------------------------
          INDUSTRIAL MACHINERY-0.76%
          Kadant Inc./(a)/                         12,718 $    235,283
          ------------------------------------------------------------
          INSURANCE BROKERS-1.96%
          Hub International Ltd. (Canada)          12,289      317,056
          ------------------------------------------------------------
          National Financial Partners Corp.         5,574      292,914
          ------------------------------------------------------------
                                                               609,970
          ------------------------------------------------------------
          INTEGRATED TELECOMMUNICATION
           SERVICES-0.84%
          NeuStar, Inc.-Class A/(a)/                8,549      260,659
          ------------------------------------------------------------
          INTERNET SOFTWARE & SERVICES-1.18%
          CyberSource Corp./(a)/                   55,611      367,033
          ------------------------------------------------------------
          IT CONSULTING & OTHER SERVICES-0.65%
          Perot Systems Corp.-Class A/(a)/         14,247      201,453
          ------------------------------------------------------------
          LEISURE PRODUCTS-0.74%
          RC2 Corp./(a)/                            6,445      228,926
          ------------------------------------------------------------
          METAL & GLASS CONTAINERS-1.94%
          Crown Holdings, Inc./(a)/                11,990      234,165
          ------------------------------------------------------------
          Silgan Holdings Inc.                     10,243      369,977
          ------------------------------------------------------------
                                                               604,142
          ------------------------------------------------------------
          OFFICE SERVICES & SUPPLIES-1.21%
          Mine Safety Appliances Co.                4,671      169,137
          ------------------------------------------------------------
          PeopleSupport, Inc./(a)/                 24,473      207,776
          ------------------------------------------------------------
                                                               376,913
          ------------------------------------------------------------
          OIL & GAS DRILLING-1.97%
          Atwood Oceanics, Inc./(a)/                3,320      259,060
          ------------------------------------------------------------
          Grey Wolf, Inc./(a)/                     19,637      151,794
          ------------------------------------------------------------
          Unit Corp./(a)/                           3,677      202,345
          ------------------------------------------------------------
                                                               613,199
          ------------------------------------------------------------
          OIL & GAS EQUIPMENT & SERVICES-2.14%
          Gulf Island Fabrication, Inc.            12,619      306,768
          ------------------------------------------------------------
          Hydril/(a)/                               5,759      360,513
          ------------------------------------------------------------
                                                               667,281
          ------------------------------------------------------------
          OIL & GAS EXPLORATION & PRODUCTION-2.20%
          Barrett (Bill) Corp./(a)/                 9,777      377,490
          ------------------------------------------------------------
          Whiting Petroleum Corp./(a)/              7,673      306,920
          ------------------------------------------------------------
                                                               684,410
          ------------------------------------------------------------
          PACKAGED FOODS & MEATS-0.92%
          Premium Standard Farms, Inc.              9,173      137,228
          ------------------------------------------------------------
          TreeHouse Foods, Inc./(a)/                8,060      150,883
          ------------------------------------------------------------
                                                               288,111
          ------------------------------------------------------------
          PHARMACEUTICALS-1.53%
          Medicis Pharmaceutical Corp.-Class A      9,955      319,058
          ------------------------------------------------------------
          MGI Pharma, Inc./(a)/                     9,141      156,860
          ------------------------------------------------------------
                                                               475,918
          ------------------------------------------------------------

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                   SHARES    VALUE
         -------------------------------------------------------------
         PROPERTY & CASUALTY INSURANCE-1.15%
         FPIC Insurance Group, Inc./(a)/           10,300 $    357,410
         -------------------------------------------------------------
         REAL ESTATE-0.39%
         BioMed Realty Trust, Inc.                  5,003      122,073
         -------------------------------------------------------------
         REGIONAL BANKS-2.98%
         East West Bancorp, Inc.                    7,681      280,280
         -------------------------------------------------------------
         Nara Bancorp, Inc.                        21,876      388,955
         -------------------------------------------------------------
         PrivateBancorp, Inc.                       1,719       61,145
         -------------------------------------------------------------
         UCBH Holdings, Inc./(a)/                  10,997      196,626
         -------------------------------------------------------------
                                                               927,006
         -------------------------------------------------------------
         REINSURANCE-1.04%
         Max Re Capital Ltd.                       12,480      324,106
         -------------------------------------------------------------
         RESTAURANTS-2.80%
         Applebee's International, Inc.            13,543      305,936
         -------------------------------------------------------------
         P.F. Chang's China Bistro, Inc./(a)/       4,471      221,896
         -------------------------------------------------------------
         RARE Hospitality International, Inc./(a)/ 11,321      344,045
         -------------------------------------------------------------
                                                               871,877
         -------------------------------------------------------------
         SEMICONDUCTOR EQUIPMENT-2.39%
         FormFactor Inc./(a)/                      13,218      322,916
         -------------------------------------------------------------
         Mattson Technology, Inc./(a)/             25,190      253,411
         -------------------------------------------------------------
         Rudolph Technologies, Inc./(a)/           13,073      168,380
         -------------------------------------------------------------
                                                               744,707
         -------------------------------------------------------------
         SEMICONDUCTORS-2.10%
         Genesis Microchip Inc./(a)/                7,800      141,102
         -------------------------------------------------------------
         Hittite Microwave Corp./(a)/               8,743      202,313
         -------------------------------------------------------------
         Integrated Device Technology, Inc./(a)/   23,592      310,943
         -------------------------------------------------------------
                                                               654,358
         -------------------------------------------------------------
         SPECIALIZED CONSUMER SERVICES-0.80%
         Jackson Hewitt Tax Service Inc.            9,029      250,194
         -------------------------------------------------------------
         SPECIALTY CHEMICALS-0.74%
         Rockwood Holdings Inc./(a)/               11,637      229,598
         -------------------------------------------------------------

                                                         SHARES      VALUE
 -----------------------------------------------------------------------------
 STEEL-1.22%
 Carpenter Technology Corp.                                 5,383 $    379,340
 -----------------------------------------------------------------------------
 SYSTEMS SOFTWARE-1.31%
 MICROS Systems, Inc./(a)/                                  5,080      245,466
 -----------------------------------------------------------------------------
 Quality Systems, Inc.                                      2,130      163,499
 -----------------------------------------------------------------------------
                                                                       408,965
 -----------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS-1.66%
 United Rentals, Inc./(a)/                                  7,989      186,863
 -----------------------------------------------------------------------------
 WESCO International, Inc./(a)/                             7,761      331,627
 -----------------------------------------------------------------------------
                                                                       518,490
 -----------------------------------------------------------------------------
 TRUCKING-2.60%
 Celadon Group, Inc./(a)/                                  14,550      419,040
 -----------------------------------------------------------------------------
 Swift Transportation Co., Inc./(a)/                       19,244      390,653
 -----------------------------------------------------------------------------
                                                                       809,693
 -----------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION
  SERVICES-1.31%
 SBA Communications Corp.-Class A/(a)/                     22,812      408,335
 -----------------------------------------------------------------------------
     Total Common Stocks & Other Equity Interests
      (Cost $27,054,963)                                            29,231,433
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-5.19%
 Premier Portfolio-Institutional Class
  (Cost $1,615,213)/(c)/                                1,615,213    1,615,213
 -----------------------------------------------------------------------------
     Total Investments-99.02% (excluding investments
      purchased with cash collateral from securities
      loaned) (Cost $28,670,176)                                    30,846,646
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED
 MONEY MARKET FUNDS-0.75%
 Premier Portfolio-Institutional Class/(c)(d)/            233,040      233,040
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $233,040)                                                  233,040
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-99.77% (Cost $28,903,216)                        31,079,686
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-0.23%                                    72,739
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                               $ 31,152,425
 -----------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
/(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(d)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $27,054,963)*                             $29,231,433
----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $1,848,253)          1,848,253
----------------------------------------------------------------------------------
    Total investments (cost $28,903,216)                               31,079,686
----------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                        558,988
----------------------------------------------------------------------------------
  Fund shares sold                                                          4,849
----------------------------------------------------------------------------------
  Dividends                                                                16,092
----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           7,515
----------------------------------------------------------------------------------
    Total assets                                                       31,667,130
----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                   196,934
----------------------------------------------------------------------------------
  Fund shares reacquired                                                    2,519
----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        8,575
----------------------------------------------------------------------------------
  Collateral upon return of securities loaned                             233,040
----------------------------------------------------------------------------------
Accrued administrative services fees                                       42,800
----------------------------------------------------------------------------------
Accrued distribution fees-Series II                                             4
----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             102
----------------------------------------------------------------------------------
Accrued transfer agent fees                                                   642
----------------------------------------------------------------------------------
Accrued operating expenses                                                 30,089
----------------------------------------------------------------------------------
    Total liabilities                                                     514,705
----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $31,152,425
----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $29,397,800
----------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (5,973)
----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 futures contracts and option contracts                                  (415,872)
----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts   2,176,470
----------------------------------------------------------------------------------
                                                                      $31,152,425
----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $31,139,288
----------------------------------------------------------------------------------
Series II                                                             $    13,137
----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                1,920,888
----------------------------------------------------------------------------------
Series II                                                                     813
----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $     16.21
----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $     16.16
----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $111)                          $   146,487
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $6,993, after compensation to counterparties of
 $68,574)                                                                        86,008
----------------------------------------------------------------------------------------
    Total investment income                                                     232,495
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                   317,373
----------------------------------------------------------------------------------------
Administrative services fees                                                    155,316
----------------------------------------------------------------------------------------
Custodian fees                                                                   32,847
----------------------------------------------------------------------------------------
Distribution fees-Series II                                                          29
----------------------------------------------------------------------------------------
Transfer agent fees                                                               8,112
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        16,085
----------------------------------------------------------------------------------------
Professional services fees                                                       49,464
----------------------------------------------------------------------------------------
Other                                                                             9,440
----------------------------------------------------------------------------------------
    Total expenses                                                              588,666
----------------------------------------------------------------------------------------
Less: Fees waived and expense offset arrangement                                (59,141)
----------------------------------------------------------------------------------------
    Net expenses                                                                529,525
----------------------------------------------------------------------------------------
Net investment income (loss)                                                   (297,030)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FUTURES CONTRACTS AND
 OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to affiliates
   of $60,244)                                                                5,114,708
----------------------------------------------------------------------------------------
  Futures contracts                                                            (199,508)
----------------------------------------------------------------------------------------
  Option contracts written                                                       79,160
----------------------------------------------------------------------------------------
                                                                              4,994,360
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (2,875,615)
----------------------------------------------------------------------------------------
  Option contracts written                                                       18,363
----------------------------------------------------------------------------------------
                                                                             (2,857,252)
----------------------------------------------------------------------------------------
Net gain from investment securities, futures contracts and option
 contracts                                                                    2,137,108
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $ 1,840,078
----------------------------------------------------------------------------------------

* At December 31, 2005, securities with an aggregate value of $225,706 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                                  2005
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                $   (297,030)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                           4,994,360
----------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts            (2,857,252)
----------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                         1,840,078
----------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                     (18,504,692)
----------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                          1,095
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                    (18,503,597)
----------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                      (16,663,519)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                             47,815,944
----------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(5,973) and $(66,907), respectively)  $ 31,152,425
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  2004
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                                                                                $  (432,598)
--------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                          8,781,174
--------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts           (2,316,154)
--------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                        6,032,422
--------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                     (7,824,302)
--------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                        10,000
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                    (7,814,302)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                      (1,781,880)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                            49,597,824
--------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(5,973) and $(66,907), respectively)  $47,815,944
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                      AIM V.I. SMALL COMPANY GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek long-term capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                      AIM V.I. SMALL COMPANY GROWTH FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
                      AIM V.I. SMALL COMPANY GROWTH FUND
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.745%
                           -------------------------
                           Next $250 million   0.73%
                           -------------------------
                           Next $500 million  0.715%
                           -------------------------
                           Next $1.5 billion   0.70%
                           -------------------------
                           Next $2.5 billion  0.685%
                           -------------------------
                           Next $2.5 billion   0.67%
                           -------------------------
                           Next $2.5 billion  0.655%
                           -------------------------
                           Over $10 billion    0.64%
                           -------------------------

  Effective July 1, 2005 AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.20% and Series II shares to 1.45% of average daily net assets, through June 30, 2006. This agreement has been renewed through April 30, 2007. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below and Rule 12b-1 plan fees, if any) of Series I and Series II to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales;
(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $58,928.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $105,316 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $8,112.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Through June 30, 2005, ADI had contractually agreed to reimburse the Fund's Rule 12b-1 distribution plan fees to the extent necessary to limit total annual fund operating expenses (excluding items
(i) through (vi) discussed above) of Series II shares to 1.45% of average daily net assets. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $24 after ADI waived Plan fees of $5.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
                      AIM V.I. SMALL COMPANY GROWTH FUND
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $6,346,809 $36,253,257 $(40,984,853)      $ --      $1,615,213 $79,015     $ --
-------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05  INCOME*  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $  163,764 $23,575,665 $(23,506,389)      $ --      $  233,040 $ 6,993     $ --
-------------------------------------------------------------------------------------------------------------------------
Total                                 $6,510,573 $59,828,922 $(64,491,242)      $ --      $1,848,253 $86,008     $ --
-------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $535,130 and sales of $678,586, which resulted in net realized gains of $60,244.
NOTE 5--EXPENSE OFFSET ARRANGEMENT
The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $208.
NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,056 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                      AIM V.I. SMALL COMPANY GROWTH FUND
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 8--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2005, securities with an aggregate value of $225,706 were on loan to brokers. The loans were secured by cash collateral of $233,040 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $6,993 for securities lending transactions, which are net of compensation to counterparties.
NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                         ------------------------------

                                       CALL OPTION CONTRACTS
                                       --------------------
                                       NUMBER OF  PREMIUMS
                                       CONTRACTS  RECEIVED
                                       ---------  --------
                     Beginning of year    521     $ 51,840
                     ---------------------------------------
                     Written              839       99,245
                     ---------------------------------------
                     Closed              (420)     (47,339)
                     ---------------------------------------
                     Exercised           (344)     (44,660)
                     ---------------------------------------
                     Expired             (596)     (59,086)
                     ---------------------------------------
                     End of year           --     $     --
                     ---------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long term capital gain distributions paid during the years ended December 31, 2005 and 2004.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               -------------------------------------------------
               Unrealized appreciation--investments $ 2,133,387
               -------------------------------------------------
               Temporary book/tax differences            (5,973)
               -------------------------------------------------
               Capital loss carryforward               (372,789)
               -------------------------------------------------
               Share of beneficial interest          29,397,800
               -------------------------------------------------
               Total net assets                     $31,152,425
               -------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
                      AIM V.I. SMALL COMPANY GROWTH FUND
  The Fund utilized $4,791,401 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                          CAPITAL LOSS
                        EXPIRATION        CARRYFORWARD*
                        -------------------------------
                        December 31, 2010   $372,789
                        -------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
  On September 23, 2005, 918,227 Series I shares valued at $14,324,344 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $150,594 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund.
NOTE 11--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $79,843,009 and $94,408,065, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the the year ended December 31, 2005, in the amount of $238. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 3,196,278
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,062,891)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 2,133,387
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $28,946,299.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of redemption-in-kind, net operating loss reclassification and passive foreign investment company sale on December 31, 2005, undistributed net investment income (loss) was increased by $357,964, undistributed net realized gain (loss) was decreased by $115,712 and shares of beneficial interest decreased by $242,252. This reclassification had no effect on the net assets of the Fund.
                      AIM V.I. SMALL COMPANY GROWTH FUND
NOTE 13--SHARE INFORMATION

                        CHANGES IN SHARES OUTSTANDING
     ---------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
                       --------------------------------------------------
                               2005/(A)/                   2004
                       ------------------------  ------------------------
                         SHARES       AMOUNT       SHARES       AMOUNT
     ---------------------------------------------------------------------
     Sold:
       Series I           513,619  $  7,854,216     797,111  $ 10,996,485
     ---------------------------------------------------------------------
       Series II/(b)/          68         1,095         745        10,000
     ---------------------------------------------------------------------
     Reacquired:
       Series I        (1,694,646)  (26,358,908) (1,362,554)  (18,820,787)
     ---------------------------------------------------------------------
                       (1,180,959) $(18,503,597)   (564,698) $ (7,814,302)
     ---------------------------------------------------------------------

/(a)/There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 84% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
NOTE 14--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                              SERIES I
                                                                   --------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------
                                                                        2005        2004      2003        2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 15.41        $ 13.52   $ 10.14   $ 14.72       $ 18.07
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.11)/(a)/    (0.14)    (0.08)    (0.00)/(b)/   (0.00)/(b)/
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     0.91           2.03      3.46     (4.58)        (3.35)
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  0.80           1.89      3.38     (4.58)        (3.35)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 16.21        $ 15.41   $ 13.52   $ 10.14       $ 14.72
---------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                                     5.19%         13.98%    33.33%   (31.11)%      (18.54)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $31,139        $47,804   $49,598   $32,990       $39,211
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.25%/(d)/     1.28%     1.25%     1.25%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.39%/(d)/     1.36%     1.30%     1.31%         1.29%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (0.70)%/(d)/   (0.96)%   (0.75)%   (0.87)%       (0.48)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                203%           198%      133%       95%           88%
---------------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) and $(0.06) for the years ended December 31, 2002 and 2001 respectively.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(d)/Ratios are based on average daily net assets of $42,305,071.
                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                                              SERIES II
                                                                   ------------------------
                                                                                 APRIL 30, 2004
                                                                                  (DATE SALES
                                                                                 COMMENCED) TO
                                                                                  DECEMBER 31,
                                                                       2005           2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $15.40            $13.42
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.14)/(a)/       (0.10)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    0.90              2.08
--------------------------------------------------------------------------------------------------
    Total from investment operations                                 0.76              1.98
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $16.16            $15.40
--------------------------------------------------------------------------------------------------
Total return/(b)/                                                    4.93%            14.75%
--------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   13            $   11
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:                               --                --
  With fee waivers and/or expense reimbursements                     1.45%/(c)/        1.45%/(d)/
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.64%/(c)/        1.61%/(d)/
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.90)%/(c)/      (1.13)%/(d)/
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               203%              198%
--------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $11,403.
/(d)/Annualized.
NOTE 15--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia
                      AIM V.I. SMALL COMPANY GROWTH FUND
Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans
                      AIM V.I. SMALL COMPANY GROWTH FUND
and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                      AIM V.I. SMALL COMPANY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds and
Shareholders of AIM V.I. Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Small Company Growth Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 14, 2006
Houston, Texas

                      AIM V.I. SMALL COMPANY GROWTH FUND

TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                      AIM V.I. SMALL COMPANY GROWTH FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

                      AIM V.I. SMALL COMPANY GROWTH FUND

                                                        AIM V.I. TECHNOLOGY FUND
                               Annual Report to Shareholders o December 31, 2005

                                  AIM V.I. TECHNOLOGY FUND seeks capital growth.

UNLESS OTHERWISE STATED,INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.



================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. TECHNOLOGY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                            Depending on market conditions, we may
                                                                                       invest up to 80% of the Fund's assets in
===================================================================================    strategic, or core, holdings--companies
                                                                                       we expect to hold for two or more years.
PERFORMANCE SUMMARY                        ========================================    We normally invest 20% to 50% of the
                                           FUND VS. INDEXES                            Fund's assets in tactical, or non-core,
For the year ended December 31, 2005,                                                  holdings we believe have compelling
AIM V.I. Technology Fund underperformed    TOTAL RETURNS, 12/31/04-12/31/05,           near-term appreciation potential.
the broad market but slightly              EXCLUDING VARIABLE PRODUCT ISSUER
outperformed its style-specific index.     CHARGES. IF VARIABLE PRODUCT ISSUER            We manage risk through diversification
Your Fund underperformed the broad         CHARGES WERE INCLUDED, RETURNS WOULD BE     within the sector and by allocating a
market largely because the information     LOWER.                                      portion of assets to core holdings,
technology (IT) sector was one of the                                                  which are generally more predictable. We
weaker performing sectors of the S&P 500   Series I Shares                    2.17%    also rely on internal controls and
Index for the year. The S&P 500 Index                                                  proprietary software to identify and
returned 4.91% for the year, but the IT    Series II Shares                   1.94     manage risk.
sector returned just 0.99%.
                                           Standard & Poor's Composite                    We may reduce or eliminate exposure
   The Fund slightly outperformed its      Index of 500 Stocks (S&P 500                to a stock when:
style-specific index because of strong     Index) (Broad Market Index)        4.91
stock selection among communications                                                   o we identify a more attractive
equipment, computers and peripherals,      Goldman Sachs Technology                    investment opportunity
and wireless telecommunications services   Composite Index
stocks.                                    (Style-specific Index)             1.54     o a company's fundamentals change
                                                                                       (product failure, reduced pricing power,
                                           Lipper Science and Technology               margin compression, etc.)
                                           Fund Index (Peer Group Index)      5.37
                                                                                       o a company's earnings disappoint
                                           SOURCE: LIPPER, INC.
                                           ========================================    o management's strategic direction
                                                                                       shifts or unfavorable changes occur
                                              Your Fund's long-term performance
                                           appears on Pages 4 and 5.                   MARKET CONDITIONS AND YOUR FUND

===================================================================================    Despite widespread concern about the
                                                                                       potential impact of rising short-term
HOW WE INVEST                                 Within each industry, we look for:       interest rates and historically high
                                                                                       energy prices, the U.S. economy showed
We seek attractively valued,               o market leaders expected to demonstrate    signs of strength for the year. Economic
well-managed companies in the              above-average earnings growth               activity expanded, inflation remained
information technology sector with the                                                 contained and corporate profits
potential to deliver attractive returns.   o strong management teams                   generally rose. Late in the year, some
                                                                                       worried that higher energy prices and
   We begin by identifying industries in   o large and growing markets that can        rising interest rates might crimp
the sector we believe may benefit over     support continued growth                    consumer spending, which accounts for
the next 12 to 24 months from strong                                                   approximately two-thirds of the U.S.
fundamentals: increased demand, a new      o proprietary content or products that      economy. Initial
product cycle, or greater visibility       provide a competitive advantage
among investors and the public. We
weight these industries according to our      We then apply our proprietary
assessment of the fundamentals and the     valuation analysis, comparing a stock's
perception of the industry among           current valuation to its historical
investors and analysts.                    valuations as well as the valuations of
                                           its competitors.

=======================================    =======================================     =========================================

PORTFOLIO COMPOSITION                      TOP 10 EQUITY HOLDINGS*                     TOTAL NET ASSETS         $190.8 MILLION
                                                                                       TOTAL NUMBER OF HOLDINGS*            86
By industry                                 1. Yahoo! Inc.                    3.5%
                                                                                       The Fund's holdings are subject to
Semiconductors                   20.1%      2. EMC Corp.                      3.1      change, and there is no assurance that
                                                                                       the Fund will continue to hold any
Communications Equipment         16.1       3. Microsoft Corp.                3.0      particular security.
                                                                                       *Excluding money market fund holdings.
Internet Software & Services      9.8       4. Google Inc.-Class A            2.9

Application Software              8.1       5. Apple Computer,Inc.            2.8

Computer Hardware                 6.4       6. Marvell Technology Group Ltd.
                                               (Singapore)                    2.8
Computer Storage & Peripherals    5.3
                                            7. Motorola,Inc.                  2.5
Systems Software                  4.4
                                            8. Intel Corp.                    2.2
Wireless Telecommunication
Services                          4.3       9. Hewlett-Packard Co.            2.2

Data Processing & Outsourced               10. Adobe Systems Inc.             2.1
Services                          3.7

Semiconductor Equipment           3.5

Biotechnology                     3.1

12 other industries each
with less than 3% of total
net assets                       11.4

Money Market Funds Plus Other
Assets Less Liabilities           3.8

=======================================    =======================================     =========================================

AIM V.I. TECHNOLOGY FUND

data suggested that holiday sales were     manufacturer MARVELL TECHNOLOGY.            THE VIEWS AND OPINIONS EXPRESSED IN
solid, with consumer electronics sales                                                 MANAGEMENT'S DISCUSSION OF FUND
especially strong.                            Google maintains the world's largest     PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                           online searchable database of Internet      INC. THESE VIEWS AND OPINIONS ARE
   Corporate IT spending continued to      sites, generating revenue through online    SUBJECT TO CHANGE AT ANY TIME BASED ON
grow as expected during the year, in the   advertising. We believe online ad           FACTORS SUCH AS MARKET AND ECONOMIC
3% - 6% range. Corporations were           spending is likely to expand                CONDITIONS. THESE VIEWS AND OPINIONS MAY
spending their IT budgets to upgrade       significantly as advertisers seek to        NOT BE RELIED UPON AS INVESTMENT ADVICE
their hardware, software and networks.     reach consumers who are spending more       OR RECOMMENDATIONS, OR AS AN OFFER FOR A
However, due to the deflationary nature    and more time on line. Google's stock       PARTICULAR SECURITY. THE INFORMATION IS
of the prices of many IT products          price more than doubled in 2005.            NOT A COMPLETE ANALYSIS OF EVERY ASPECT
(notably, hardware, but also software                                                  OF ANY MARKET, COUNTRY, INDUSTRY,
and services), revenue growth for many        Marvell Technology's diverse products    SECURITY OR THE FUND. STATEMENTS OF FACT
companies did not keep pace with unit      are used in high-growth markets,            ARE FROM SOURCES CONSIDERED RELIABLE,
sales growth. We expect that corporate     including communication switches,           BUT A I M ADVISORS, INC. MAKES NO
spending on technology products and        wireless storage devices and game           REPRESENTATION OR WARRANTY AS TO THEIR
services will grow at about the same       consoles, and the company has a record      COMPLETENESS OR ACCURACY. ALTHOUGH
rate in 2006. Against the odds, consumer   of meeting or exceeding earnings            HISTORICAL PERFORMANCE IS NO GUARANTEE
spending continues to drive technology     forecasts for the past several years.       OF FUTURE RESULTS, THESE INSIGHTS MAY
spending in a significant way.             Marvell's stock price almost doubled in     HELP YOU UNDERSTAND OUR INVESTMENT
                                           2005.                                       MANAGEMENT PHILOSOPHY.
   The year began with many investors
concerned about semiconductor                 In addition to Dell, detractors from                  WILLIAM R. KEITHLER,
inventories, but as the year went on       Fund performance included IBM and             [KEITHLER  Chartered Financial Analyst,
those concerns largely dissipated as       Internet auctioneer EBAY.                      PHOTO]    senior portfolio manager,
inventories declined and demand                                                                     is lead portfolio manager
increased. Stronger-than-expected demand      IBM reported disappointing first                      of AIM V.I. Technology Fund.
for cell phones, digital cameras,          quarter earnings, and the stock declined                 He began his career in the
digital music players and computers        significantly in April. We were             investment industry in 1982 and joined
(particularly laptops) caused many         concerned about the company's outlook       the Fund's advisor in 1986, managing
semiconductor stocks to perform well as    and eliminated it from the Fund.            several funds for the company until
inventory concerns lessened. At the        However, much later in the year we          1993. He rejoined the Fund's advisor in
close of the year, approximately 20% of    repurchased the stock based on improved     1999. Mr. Keithler has a B.A. from
your Fund's net assets were invested in    fundamentals which, in our opinion, made    Webster College in St. Louis, and an
semiconductor stocks, and Fund             the stock attractively valued.              M.A. in finance from the University of
performance benefited as a result.                                                     Wisconsin-Madison.
                                              In September, eBay proposed acquiring
   The personal computer (PC) industry     Skype, an Internet phone company. Like                   MICHELLE ESPELIEN FENTON,
saw significant changes during the year,   many other investors, we questioned the       [FENTON    Chartered Financial Analyst,
after IBM decided in late 2004 to sell     strategic value of the proposed                PHOTO]    portfolio manager, is a
its PC division to Chinese manufacturer    acquisition, which hurt eBay's                           portfolio manager of AIM
Levono. Also:                              short-term performance. But we held the                  V.I. Technology Fund. She
                                           stock at the close of the year because                   began her career in the
o In August, long-time market leader       we believed the company's core business     investment industry in 1995. Before
DELL reported disappointing second         remains strong, it continues to generate    joining the Fund's advisor in 1998, she
quarter results. The company's profits     significant cash flow, and it continues     worked as an equity analyst at another
met forecasts, but its revenues            to grow faster than most companies.         investment firm. She assumed her current
disappointed many investors, and its                                                   duties in 2003. Ms. Fenton received her
stock suffered as a result. We sold our    IN CLOSING                                  B.A. in finance from Montana State
Dell stock during the year.                                                            University.
                                           We were pleased to have provided
o New leadership helped rejuvenate         investors with positive returns even as     Assisted by the Technology Team
HEWLETT-PACKARD, which reported            the IT sector underperformed the broad
quarterly results that topped              market for the year. During 2005, IT
expectations. The stock gained             stocks were very volatile and highly
approximately 50% since Mark Hurd became   rotational, providing challenges to
the company's chief executive in March.    investors. At the close of the year, we
                                           continued to seek out stocks of
o Largely on the strength of its           companies in industries that we believed
iPod--REGISTERED TRADEMARK-- digital       would demonstrate growth in 2006. As
music player, APPLE COMPUTER was the       always, we thank you for your continued
top-performing Fund holding for the        investments in AIM V.I. Technology Fund.
year. There was increasing evidence that
consumers were buying more
Macintosh--REGISTERED TRADEMARK--
computers to go with their new iPods.
                                                                                                 [RIGHT ARROW GRAPHIC]
   In addition to Apple, Fund performance
was enhanced by our investments in                                                      FOR A DISCUSSION OF THE RISKS OF
Internet search engine GOOGLE and                                                       INVESTING IN YOUR FUND, INDEXES USED IN
semiconductor                                                                           THIS REPORT AND YOUR FUND'S LONG-TERM
                                                                                        PERFORMANCE, PLEASE TURN TO PAGES 4 AND 5.

                                       3

AIM V.I. TECHNOLOGY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 5/20/97, index data from 5/31/97

====================================================================

                           [MOUNTAIN CHART]

DATE               AIM V.I.          LIPPER SCIENCE       S&P 500
               TECHNOLOGY FUND-      AND TECHNOLOGY        INDEX
               CLASS I SHARES          FUND INDEX
5/20/97           $10000
   5/97            10000                 $10000            $10000
   6/97            10000                  10093             10445
   7/97            11870                  11508             11275
   8/97            11970                  11580             10644
   9/97            12510                  12071             11227
  10/97            11799                  10795             10852
  11/97            11699                  10703             11354
  12/97            11479                  10202             11549
   1/98            11529                  10382             11677
   2/98            12569                  11618             12518
   3/98            13059                  11712             13159
   4/98            13300                  12215             13294
   5/98            12590                  11320             13066
   6/98            13680                  11983             13596
   7/98            12650                  11871             13452
   8/98            10299                   9642             11509
   9/98            11100                  10780             12247
  10/98            11569                  11603             13241
  11/98            12450                  12903             14043
  12/98            14429                  14990             14852
   1/99            16865                  16932             15473
   2/99            15165                  15165             14992
   3/99            17600                  16710             15592
   4/99            18104                  16919             16196
   5/99            17953                  16895             15813
   6/99            20499                  19090             16689
   7/99            20198                  19084             16170
   8/99            21747                  20134             16090
   9/99            22421                  20407             15649
  10/99            25733                  22557             16639
  11/99            30120                  25902             16977
  12/99            37367                  32067             17976
   1/00            37337                  31731             17073
   2/00            49796                  40278             16750
   3/00            47087                  39052             18388
   4/00            41804                  34493             17835
   5/00            37043                  30331             17469
   6/00            43214                  34928             17899
   7/00            41382                  33081             17620
   8/00            48317                  38101             18713
   9/00            44998                  34194             17726
  10/00            40669                  30444             17650
  11/00            28387                  22595             16260
  12/00            28620                  22359             16340
   1/01            30990                  24626             16919
   2/01            21256                  18209             15377
   3/01            16807                  15541             14404
   4/01            21225                  18575             15522
   5/01            19793                  17709             15626
   6/01            19419                  17416             15246
   7/01            17906                  16021             15096
   8/01            15182                  14020             14152
   9/01            11227                  11011             13009
  10/01            13235                  12679             13257
  11/01            15555                  14525             14274
  12/01            15505                  14595             14399
   1/02            15454                  14340             14189
   2/02            13083                  12425             13916
   3/02            14536                  13556             14439
   4/02            12618                  11943             13564
   5/02            11922                  11318             13464
   6/02            10207                   9827             12506
   7/02             8997                   8778             11531
   8/02             8614                   8570             11607
   9/02             7161                   7379             10346
  10/02             8261                   8495             11256
  11/02             9552                   9792             11918
  12/02             8240                   8555             11218
   1/03             8221                   8505             10925
   2/03             8322                   8539             10761
   3/03             8150                   8533             10865
   4/03             8917                   9331             11759
   5/03             9926                  10406             12378
   6/03             9824                  10479             12536
   7/03            10258                  11042             12758
   8/03            11074                  11849             13006
   9/03            10661                  11533             12868
  10/03            11862                  12693             13596
  11/03            12074                  12885             13715
  12/03            11971                  12946             14434
   1/04            12445                  13582             14699
   2/04            12233                  13368             14903
   3/04            11911                  13085             14678
   4/04            11184                  12184             14448
   5/04            11719                  12791             14646
   6/04            11920                  13014             14931
   7/04            10720                  11593             14437
   8/04            10326                  11126             14495
   9/04            10811                  11644             14652
  10/04            11517                  12302             14875
  11/04            12172                  12988             15477
  12/04            12525                  13478             16004
   1/05            11818                  12670             15614
   2/05            11889                  12703             15942
   3/05            11516                  12364             15660
   4/05            11022                  11868             15363
   5/05            11960                  12923             15851
   6/05            11738                  12773             15874
   7/05            12313                  13543             16464
   8/05            12192                  13458             16314
   9/05            12333                  13718             16446
  10/05            12111                  13421             16172
  11/05            12867                  14164             16783
  12/05           $12798                 $14202            $16789

====================================================================

                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. TECHNOLOGY FUND

=======================================
AVERAGE ANNUAL TOTAL RETURNS               RULE 12b-1 FEES APPLICABLE TO SERIES II     FUNDS, IS CURRENTLY OFFERED THROUGH
                                           SHARES. THE INCEPTION DATE OF SERIES I      INSURANCE COMPANIES ISSUING VARIABLE
As of 12/31/05                             SHARES IS MAY 20, 1997. THE SERIES I AND    PRODUCTS. YOU CANNOT PURCHASE SHARES OF
                                           SERIES II SHARES INVEST IN THE SAME         THE FUND DIRECTLY. PERFORMANCE FIGURES
SERIES I SHARES                            PORTFOLIO OF SECURITIES AND WILL HAVE       GIVEN REPRESENT THE FUND AND ARE NOT
Inception (5/20/97)               2.90%    SUBSTANTIALLY SIMILAR PERFORMANCE,          INTENDED TO REFLECT ACTUAL VARIABLE
 5 Years                         -14.86    EXCEPT TO THE EXTENT THAT EXPENSES BORNE    PRODUCT VALUES. THEY DO NOT REFLECT
 1 Year                            2.17    BY EACH CLASS DIFFER.                       SALES CHARGES, EXPENSES AND FEES
                                                                                       ASSESSED IN CONNECTION WITH A VARIABLE
SERIES II SHARES                              THE PERFORMANCE DATA QUOTED REPRESENT    PRODUCT. SALES CHARGES, EXPENSES AND
Inception                          2.63%   PAST PERFORMANCE AND CANNOT GUARANTEE       FEES, WHICH ARE DETERMINED BY THE
 5 Years                         -15.10    COMPARABLE FUTURE RESULTS; CURRENT          VARIABLE PRODUCT ISSUERS, WILL VARY AND
 1 Year                            1.94    PERFORMANCE MAY BE LOWER OR HIGHER.         WILL LOWER THE TOTAL RETURN.
                                           PLEASE CONTACT YOUR VARIABLE PRODUCT
=======================================    ISSUER OR FINANCIAL ADVISOR FOR THE MOST    PER NASD REQUIREMENTS, THE MOST RECENT
                                           RECENT MONTH-END VARIABLE PRODUCT           MONTH-END PERFORMANCE DATA AT THE FUND
CUMULATIVE TOTAL RETURNS                   PERFORMANCE. PERFORMANCE FIGURES REFLECT    LEVEL, EXCLUDING VARIABLE PRODUCT
                                           FUND EXPENSES, REINVESTED DISTRIBUTIONS     CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
Six months ended 12/31/05                  AND CHANGES IN NET ASSET VALUE.             INFORMATION LINE, 866-702-4402. AS
Series I Shares                    9.02%   INVESTMENT RETURN AND PRINCIPAL VALUE       MENTIONED ABOVE, FOR THE MOST RECENT
Series II Shares                   8.79    WILL FLUCTUATE SO THAT YOU MAY HAVE A       MONTH-END PERFORMANCE INCLUDING VARIABLE
                                           GAIN OR LOSS WHEN YOU SELL SHARES.          PRODUCT CHARGES, PLEASE CONTACT YOUR
=======================================                                                VARIABLE PRODUCT ISSUER OR FINANCIAL
                                              AIM V.I. TECHNOLOGY FUND, A SERIES       ADVISOR.
RETURNS SINCE APRIL 30, 2004, THE          PORTFOLIO OF AIM VARIABLE INSURANCE
INCEPTION DATE OF SERIES II SHARES, ARE
HISTORICAL. ALL OTHER RETURNS ARE THE
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER

PRINCIPAL RISKS OF INVESTING IN THE FUND   management or limited operating             include reinvested dividends, and they
                                           histories. There can be no assurance        do not reflect sales charges.
Investing in a single-sector or            that the Fund will have favorable IPO       Performance of an index of funds
single-region mutual fund involves         investment opportunities.                   reflects fund expenses; performance of a
greater risk and potential reward than                                                 market index does not.
investing in a more diversified fund.      ABOUT INDEXES USED IN THIS REPORT
                                                                                       OTHER INFORMATION
   Investing in smaller companies          The GOLDMAN SACHS TECHNOLOGY COMPOSITE
involves greater risk than investing in    INDEX is a modified                         The returns shown in the management's
more established companies, such as        capitalization-weighted index composed      discussion of Fund performance are based
business risk, significant stock price     of companies involved in the technology     on net asset values calculated for
fluctuations and illiquidity.              industry. The index is rebalanced           shareholder transactions. Generally
                                           semiannually.                               accepted accounting principles require
The Fund may invest up to 25% of its                                                   adjustments to be made to the net assets
assets in the securities of non-U.S.          The unmanaged LIPPER SCIENCE AND         of the Fund at period end for financial
issuers. Securities of Canadian issuers    TECHNOLOGY FUND INDEX represents an         reporting purposes, and as such, the net
and American Depositary Receipts are not   average of the performance of the 30        asset values for shareholder
subject to this 25% limitation.            largest science and technology funds        transactions and the returns based on
International investing presents certain   tracked by Lipper, Inc., an independent     those net asset values may differ from
risks not associated with investing        mutual fund performance monitor.            the net asset values and returns
solely in the United States. These                                                     reported in the Financial Highlights.
include risks relating to fluctuations        The unmanaged Standard & Poor's          Additionally, the returns and net asset
in the value of the U.S. dollar relative   Composite Index of 500 Stocks (the S&P      values shown throughout this report are
to the values of other currencies, the     500--REGISTERED TRADEMARK-- INDEX) is an    at the Fund level only and do not
custody arrangements made for the Fund's   index of common stocks frequently used      include variable product issuer charges.
foreign holdings, differences in           as a general measure of U.S. stock          If such charges were included, the total
accounting, political risks and the        market performance.                         returns would be lower.
lesser degree of public information
required to be provided by non-U.S.        The Fund is not managed to track the           Industry classifications used in this
companies.                                 performance of any particular index,        report are generally according to the
                                           including the indexes defined here, and     Global Industry Classification Standard,
   Portfolio turnover is greater than      consequently, the performance of the        which was developed by and is the
that of most funds, which may affect       Fund may deviate significantly from the     exclusive property and a service mark of
performance.                               performance of the indexes.                 Morgan Stanley Capital International
                                                                                       Inc. and Standard & Poor's.
   The prices of initial public offering      A direct investment cannot be made in
(IPO) securities may go up and down more   an index. Unless otherwise indicated,
than prices of equity securities of        index results
companies with longer trading histories.
In addition, companies offering
securities in IPOs may have less
experienced

AIM V.I. TECHNOLOGY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    ACTUAL EXPENSES                             5% per year before expenses, which is
                                                                                       not the Fund's actual return. The Fund's
As a shareholder of the Fund, you incur    The table below provides information        actual cumulative total returns at net
ongoing costs, including management        about actual account values and actual      asset value after expenses for the six
fees; distribution and/or service fees     expenses. You may use the information in    months ended December 31, 2005, appear
(12b-1); and other Fund expenses. This     this table, together with the amount you    in the table "Cumulative Total Returns"
example is intended to help you            invested, to estimate the expenses that     on Page 5.
understand your ongoing costs (in          you paid over the period. Simply divide
dollars) of investing in the Fund and to   your account value by $1,000 (for              The hypothetical account values and
compare these costs with ongoing costs     example, an $8,600 account value divided    expenses may not be used to estimate the
of investing in other mutual funds. The    by $1,000 = 8.6), then multiply the         actual ending account balance or
example is based on an investment of       result by the number in the table under     expenses you paid for the period. You
$1,000 invested at the beginning of the    the heading entitled "Actual Expenses       may use this information to compare the
period and held for the entire period      Paid During Period" to estimate the         ongoing costs of investing in the Fund
July 1, 2005, through December 31, 2005.   expenses you paid on your account during    and other funds. To do so, compare this
                                           this period.                                5% hypothetical example with the 5%
   The actual and hypothetical expenses                                                hypothetical examples that appear in the
in the examples below do not represent     HYPOTHETICAL EXAMPLE FOR COMPARISON         shareholder reports of the other funds.
the effect of any fees or other expenses   PURPOSES
assessed in connection with a variable                                                    Please note that the expenses shown
product; if they did, the expenses shown   The table below also provides               in the table are meant to highlight your
would be higher while the ending account   information about hypothetical account      ongoing costs. Therefore, the
values shown would be lower.               values and hypothetical expenses based      hypothetical information is useful in
                                           on the Fund's actual expense ratio and      comparing ongoing costs, and will not
                                           an assumed rate of return of                help you determine the relative total
                                                                                       costs of owning different funds.


====================================================================================================================================

                                                   ACTUAL                           HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING             ENDING             EXPENSES         ENDING            EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING     ACCOUNT VALUE      PAID DURING       EXPENSE
  CLASS            (7/1/05)           (12/31/05)(1)         PERIOD(2)       (12/31/05)         PERIOD(2)         RATIO
Series I          $1,000.00            $1,090.20              $5.90         $1,019.56            $5.70             1.12%
Series II          1,000.00             1,087.90               7.21          1,018.30             6.97             1.37


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. TECHNOLOGY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable      o The quality of services to be provided    o Fees relative to those of clients of
Insurance Funds (the "Board") oversees     by AIM. The Board reviewed the              AIM with comparable investment
the management of AIM V.I. Technology      credentials and experience of the           strategies. The Board reviewed the
Fund (the "Fund") and, as required by      officers and employees of AIM who will      advisory fee rate for the Fund under the
law, determines annually whether to        provide investment advisory services to     Advisory Agreement. The Board noted that
approve the continuance of the Fund's      the Fund. In reviewing the                  this rate (i) was the same as the
advisory agreement with A I M Advisors,    qualifications of AIM to provide            initial advisory fee rate for a mutual
Inc. ("AIM"). Based upon the               investment advisory services, the Board     fund advised by AIM with investment
recommendation of the Investments          reviewed the qualifications of AIM's        strategies comparable to those of the
Committee of the Board, which is           investment personnel and considered such    Fund, although the advisory fee schedule
comprised solely of independent            issues as AIM's portfolio and product       for the mutual fund included
trustees, at a meeting held on June 30,    review process, various back office         breakpoints; (ii) was lower than the
2005, the Board, including all of the      support functions provided by AIM and       advisory fee rate for four offshore
independent trustees, approved the         AIM's equity and fixed income trading       funds for which an AIM affiliate serves
continuance of the advisory agreement      operations. Based on the review of these    as advisor with investment strategies
(the "Advisory Agreement") between the     and other factors, the Board concluded      comparable to those of the Fund; and
Fund and AIM for another year, effective   that the quality of services to be          (iii) was higher than the sub-advisory
July 1, 2005.                              provided by AIM was appropriate and that    fee rates for two unaffiliated mutual
                                           AIM currently is providing satisfactory     funds for which an AIM affiliate serves
   The Board considered the factors        services in accordance with the terms of    as sub-advisor, although the total
discussed below in evaluating the          the Advisory Agreement.                     management fees paid by such
fairness and reasonableness of the                                                     unaffiliated mutual funds were higher
Advisory Agreement at the meeting on       o The performance of the Fund relative      than the advisory fee rate for the Fund.
June 30, 2005 and as part of the Board's   to comparable funds. The Board reviewed     The Board noted that AIM has agreed to
ongoing oversight of the Fund. In their    the performance of the Fund during the      waive advisory fees of the Fund and to
deliberations, the Board and the           past one, three and five calendar years     limit the Fund's total operating
independent trustees did not identify      against the performance of funds advised    expenses, as discussed below. Based on
any particular factor that was             by other advisors with investment           this review, the Board concluded that
controlling, and each trustee attributed   strategies comparable to those of the       the advisory fee rate for the Fund under
different weights to the various           Fund. The Board noted that the Fund's       the Advisory Agreement was fair and
factors.                                   performance for the three and five year     reasonable.
                                           periods was below the median performance
   One of the responsibilities of the      of such comparable funds and above such     o Fees relative to those of comparable
Senior Officer of the Fund, who is         median performance for the one-year         funds with other advisors. The Board
independent of AIM and AIM's affiliates,   period. The Board also noted that AIM       reviewed the advisory fee rate for the
is to manage the process by which the      began serving as investment advisor to      Fund under the Advisory Agreement. The
Fund's proposed management fees are        the Fund in April 2004. Based on this       Board compared effective contractual
negotiated to ensure that they are         review, the Board concluded that no         advisory fee rates at a common asset
negotiated in a manner which is at arm's   changes should be made to the Fund and      level and noted that the Fund's rate was
length and reasonable. To that end, the    that it was not necessary to change the     above the median rate of the funds
Senior Officer must either supervise a     Fund's portfolio management team at this    advised by other advisors with
competitive bidding process or prepare     time.                                       investment strategies comparable to
an independent written evaluation. The                                                 those of the Fund that the Board
Senior Officer has recommended an          o The performance of the Fund relative      reviewed. The Board noted that AIM has
independent written evaluation in lieu     to indices. The Board reviewed the          agreed to waive advisory fees of the
of a competitive bidding process and,      performance of the Fund during the past     Fund and to limit the Fund's total
upon the direction of the Board, has       one, three and five calendar years          operating expenses, as discussed below.
prepared such an independent written       against the performance of the Lipper       Based on this review, the Board
evaluation. Such written evaluation also   Science & Technology Fund Index. The        concluded that the advisory fee rate for
considered certain of the factors          Board noted that the Fund's performance     the Fund under the Advisory Agreement
discussed below. In addition, as           was comparable to the performance of        was fair and reasonable.
discussed below, the Senior Officer made   such Index for the one year period and
certain recommendations to the Board in    below the Index performance for the         o Expense limitations and fee waivers.
connection with such written evaluation.   three and five year periods. The Board      The Board noted that AIM has
                                           also noted that AIM began serving as        contractually agreed to waive advisory
   The discussion below serves as a        investment advisor to the Fund in April     fees of the Fund through June 30, 2006
summary of the Senior Officer's            2004. Based on this review, the Board       to the extent necessary so that the
independent written evaluation and         concluded that no changes should be made    advisory fees payable by the Fund do not
recommendations to the Board in            to the Fund and that it was not             exceed a specified maximum advisory fee
connection therewith, as well as a         necessary to change the Fund's portfolio    rate, which maximum rate includes
discussion of the material factors and     management team at this time.               breakpoints and is based on net asset
the conclusions with respect thereto                                                   levels. The Board considered the
that formed the basis for the Board's      o Meeting with the Fund's portfolio         contractual nature of this fee waiver
approval of the Advisory Agreement.        managers and investment personnel. With     and noted that it remains in effect
After consideration of all of the          respect to the Fund, the Board is           until June 30, 2006. The Board noted
factors below and based on its informed    meeting periodically with such Fund's       that AIM has contractually agreed to
business judgment, the Board determined    portfolio managers and/or other             waive fees and/or limit expenses of the
that the Advisory Agreement is in the      investment personnel and believes that      Fund through April 30, 2006 in an amount
best interests of the Fund and its         such individuals are competent and able     necessary to limit total annual
shareholders and that the compensation     to continue to carry out their              operating expenses to a specified
to AIM under the Advisory Agreement is     responsibilities under the Advisory         percentage of average daily net assets
fair and reasonable and would have been    Agreement.                                  for each class of the Fund. The Board
obtained through arm's length                                                          considered the contractual nature of
negotiations.                              o Overall performance of AIM. The Board     this fee waiver/expense limitation and
                                           considered the overall performance of       noted that it remains in effect until
o The nature and extent of the advisory    AIM in providing investment advisory and    April 30, 2006. The Board considered the
services to be provided by AIM. The        portfolio administrative services to the    effect these fee waivers/expense
Board reviewed the services to be          Fund and concluded that such performance    limitations would have on the Fund's
provided by AIM under the Advisory         was satisfactory.                           estimated expenses and concluded that
Agreement. Based on such review, the                                                   the levels of fee waivers/expense
Board concluded that the range of                                                      limitations for the Fund were fair and
services to be provided by AIM under the                                               reasonable.
Advisory Agreement was appropriate and
that AIM currently is providing services
in accordance with the terms of the
Advisory Agreement.
                                                                                                                    (continued)

AIM V.I. TECHNOLOGY FUND


o Breakpoints and economies of scale.      o Independent written evaluation and        o Historical relationship between the
The Board reviewed the structure of the    recommendations of the Fund's Senior        Fund and AIM. In determining whether to
Fund's advisory fee under the Advisory     Officer. The Board noted that, upon         continue the Advisory Agreement for the
Agreement, noting that it does not         their direction, the Senior Officer of      Fund, the Board also considered the
include any breakpoints. The Board         the Fund, who is independent of AIM and     prior relationship between AIM and the
considered whether it would be             AIM's affiliates, had prepared an           Fund, as well as the Board's knowledge
appropriate to add advisory fee            independent written evaluation in order     of AIM's operations, and concluded that
breakpoints for the Fund or whether, due   to assist the Board in determining the      it was beneficial to maintain the
to the nature of the Fund and the          reasonableness of the proposed              current relationship, in part, because
advisory fee structures of comparable      management fees of the AIM Funds,           of such knowledge. The Board also
funds, it was reasonable to structure      including the Fund. The Board noted that    reviewed the general nature of the
the advisory fee without breakpoints.      the Senior Officer's written evaluation     non-investment advisory services
Based on this review, the Board            had been relied upon by the Board in        currently performed by AIM and its
concluded that it was not necessary to     this regard in lieu of a competitive        affiliates, such as administrative,
add advisory fee breakpoints to the        bidding process. In determining whether     transfer agency and distribution
Fund's advisory fee schedule. The Board    to continue the Advisory Agreement for      services, and the fees received by AIM
reviewed the level of the Fund's           the Fund, the Board considered the          and its affiliates for performing such
advisory fees, and noted that such fees,   Senior Officer's written evaluation and     services. In addition to reviewing such
as a percentage of the Fund's net          the recommendation made by the Senior       services, the trustees also considered
assets, would remain constant under the    Officer to the Board that the Board         the organizational structure employed by
Advisory Agreement because the Advisory    consider implementing a process to          AIM and its affiliates to provide those
Agreement does not include any             assist them in more closely monitoring      services. Based on the review of these
breakpoints. The Board noted that AIM      the performance of the AIM Funds. The       and other factors, the Board concluded
has contractually agreed to waive          Board concluded that it would be            that AIM and its affiliates were
advisory fees of the Fund through June     advisable to implement such a process as    qualified to continue to provide
30, 2006 to the extent necessary so that   soon as reasonably practicable.             non-investment advisory services to the
the advisory fees payable by the Fund do                                               Fund, including administrative, transfer
not exceed a specified maximum advisory    o Profitability of AIM and its              agency and distribution services, and
fee rate, which maximum rate includes      affiliates. The Board reviewed              that AIM and its affiliates currently
breakpoints and is based on net asset      information concerning the profitability    are providing satisfactory
levels. The Board concluded that the       of AIM's (and its affiliates')              non-investment advisory services.
Fund's fee levels under the Advisory       investment advisory and other activities
Agreement therefore would not reflect      and its financial condition. The Board      o Other factors and current trends. In
economies of scale, although the           considered the overall profitability of     determining whether to continue the
advisory fee waiver reflects economies     AIM, as well as the profitability of AIM    Advisory Agreement for the Fund, the
of scale.                                  in connection with managing the Fund.       Board considered the fact that AIM,
                                           The Board noted that AIM's operations       along with others in the mutual fund
o Investments in affiliated money market   remain profitable, although increased       industry, is subject to regulatory
funds. The Board also took into account    expenses in recent years have reduced       inquiries and litigation related to a
the fact that uninvested cash and cash     AIM's profitability. Based on the review    wide range of issues. The Board also
collateral from securities lending         of the profitability of AIM's and its       considered the governance and compliance
arrangements (collectively, "cash          affiliates' investment advisory and         reforms being undertaken by AIM and its
balances") of the Fund may be invested     other activities and its financial          affiliates, including maintaining an
in money market funds advised by AIM       condition, the Board concluded that the     internal controls committee and
pursuant to the terms of an SEC            compensation to be paid by the Fund to      retaining an independent compliance
exemptive order. The Board found that      AIM under its Advisory Agreement was not    consultant, and the fact that AIM has
the Fund may realize certain benefits      excessive.                                  undertaken to cause the Fund to operate
upon investing cash balances in AIM                                                    in accordance with certain governance
advised money market funds, including a    o Benefits of soft dollars to AIM. The      policies and practices. The Board
higher net return, increased liquidity,    Board considered the benefits realized      concluded that these actions indicated a
increased diversification or decreased     by AIM as a result of brokerage             good faith effort on the part of AIM to
transaction costs. The Board also found    transactions executed through "soft         adhere to the highest ethical standards,
that the Fund will not receive reduced     dollar" arrangements. Under these           and determined that the current
services if it invests its cash balances   arrangements, brokerage commissions paid    regulatory and litigation environment to
in such money market funds. The Board      by the Fund and/or other funds advised      which AIM is subject should not prevent
noted that, to the extent the Fund         by AIM are used to pay for research and     the Board from continuing the Advisory
invests in affiliated money market         execution services. This research is        Agreement for the Fund.
funds, AIM has voluntarily agreed to       used by AIM in making investment
waive a portion of the advisory fees it    decisions for the Fund. The Board
receives from the Fund attributable to     concluded that such arrangements were
such investment. The Board further         appropriate.
determined that the proposed securities
lending program and related procedures     o AIM's financial soundness in light of
with respect to the lending Fund is in     the Fund's needs. The Board considered
the best interests of the lending Fund     whether AIM is financially sound and has
and its respective shareholders. The       the resources necessary to perform its
Board therefore concluded that the         obligations under the Advisory
investment of cash collateral received     Agreement, and concluded that AIM has
in connection with the securities          the financial resources necessary to
lending program in the money market        fulfill its obligations under the
funds according to the procedures is in    Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                    SHARES      VALUE
      -------------------------------------------------------------------
      DOMESTIC COMMON STOCKS-80.85%
      APPLICATION SOFTWARE-6.56%
      Adobe Systems Inc.                            106,643 $   3,941,525
      -------------------------------------------------------------------
      Amdocs Ltd./(a)/                               84,670     2,328,425
      -------------------------------------------------------------------
      Autodesk, Inc./(a)/                            46,428     1,994,083
      -------------------------------------------------------------------
      Cadence Design Systems, Inc./(a)/              91,461     1,547,520
      -------------------------------------------------------------------
      Quest Software, Inc./(a)/                     119,376     1,741,696
      -------------------------------------------------------------------
      Witness Systems, Inc./(a)/                     49,500       973,665
      -------------------------------------------------------------------
                                                               12,526,914
      -------------------------------------------------------------------
      BIOTECHNOLOGY-3.05%
      Amgen Inc./(a)/                                24,109     1,901,236
      -------------------------------------------------------------------
      Genentech, Inc./(a)/                           19,898     1,840,565
      -------------------------------------------------------------------
      Genzyme Corp./(a)/                             29,330     2,075,977
      -------------------------------------------------------------------
                                                                5,817,778
      -------------------------------------------------------------------
      BROADCASTING & CABLE TV-1.53%
      Liberty Global, Inc.-Class A/(a)/               3,547        79,807
      -------------------------------------------------------------------
      Liberty Global, Inc.-Series C/(a)/              3,547        75,196
      -------------------------------------------------------------------
      Sirius Satellite Radio Inc./(a)(b)/           206,421     1,383,021
      -------------------------------------------------------------------
      XM Satellite Radio Holdings Inc.-Class A/(a)/  50,996     1,391,171
      -------------------------------------------------------------------
                                                                2,929,195
      -------------------------------------------------------------------
      COMMUNICATIONS EQUIPMENT-11.91%
      ADTRAN, Inc.                                   97,649     2,904,081
      -------------------------------------------------------------------
      Cisco Systems, Inc./(a)/                      141,697     2,425,853
      -------------------------------------------------------------------
      Comverse Technology, Inc./(a)/                 90,875     2,416,366
      -------------------------------------------------------------------
      Corning Inc./(a)/                             169,709     3,336,479
      -------------------------------------------------------------------
      Motorola, Inc.                                213,202     4,816,233
      -------------------------------------------------------------------
      QUALCOMM Inc.                                  55,030     2,370,692
      -------------------------------------------------------------------
      SafeNet, Inc./(a)/                             48,023     1,547,301
      -------------------------------------------------------------------
      Scientific-Atlanta, Inc.                       33,794     1,455,508
      -------------------------------------------------------------------
      Tellabs, Inc./(a)/                            132,982     1,449,504
      -------------------------------------------------------------------
                                                               22,722,017
      -------------------------------------------------------------------
      COMPUTER HARDWARE-5.88%
      Apple Computer, Inc./(a)(c)/                   73,903     5,312,887
      -------------------------------------------------------------------
      Hewlett-Packard Co.                           143,185     4,099,386
      -------------------------------------------------------------------
      International Business Machines Corp.          22,084     1,815,305
      -------------------------------------------------------------------
                                                               11,227,578
      -------------------------------------------------------------------
      COMPUTER STORAGE & PERIPHERALS-4.77%
      Electronics for Imaging, Inc./(a)/             54,277     1,444,311
      -------------------------------------------------------------------
      EMC Corp./(a)/                                427,509     5,822,673
      -------------------------------------------------------------------
      Network Appliance, Inc./(a)/                   68,029     1,836,783
      -------------------------------------------------------------------
                                                                9,103,767
      -------------------------------------------------------------------
      CONSUMER ELECTRONICS-0.52%
      Directed Electronics, Inc./(a)/                68,928       989,117
      -------------------------------------------------------------------

                                                        SHARES       VALUE
 -----------------------------------------------------------------------------
 DATA PROCESSING & OUTSOURCED
  SERVICES-3.66%
 DST Systems, Inc./(a)/                                   47,193 $   2,827,333
 -----------------------------------------------------------------------------
 First Data Corp.                                         44,728     1,923,751
 -----------------------------------------------------------------------------
 Fiserv, Inc./(a)/                                        51,574     2,231,607
 -----------------------------------------------------------------------------
                                                                     6,982,691
 -----------------------------------------------------------------------------
 ELECTRICAL COMPONENTS &
  EQUIPMENT-0.52%
 Evergreen Solar, Inc./(a)(b)/                            92,944       989,854
 -----------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT
  MANUFACTURERS-0.27%
 SunPower Corp.-Class A/(a)/                              15,088       512,841
 -----------------------------------------------------------------------------
 HOME ENTERTAINMENT SOFTWARE-0.69%
 Electronic Arts Inc./(a)/                                25,056     1,310,679
 -----------------------------------------------------------------------------
 INTERNET RETAIL-1.57%
 eBay Inc./(a)/                                           49,249     2,130,019
 -----------------------------------------------------------------------------
 VistaPrint Ltd./(a)/                                     38,357       872,775
 -----------------------------------------------------------------------------
                                                                     3,002,794
 -----------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES-9.80%
 Akamai Technologies, Inc./(a)/                          147,320     2,936,088
 -----------------------------------------------------------------------------
 Google Inc.-Class A/(a)/                                 13,488     5,595,632
 -----------------------------------------------------------------------------
 HomeStore, Inc./(a)/                                      3,684        18,788
 -----------------------------------------------------------------------------
 j2 Global Communications, Inc./(a)/                      24,353     1,040,847
 -----------------------------------------------------------------------------
 Openwave Systems Inc./(a)/                              143,119     2,500,289
 -----------------------------------------------------------------------------
 Yahoo! Inc./(a)/                                        168,652     6,607,785
 -----------------------------------------------------------------------------
                                                                    18,699,429
 -----------------------------------------------------------------------------
 IT CONSULTING & OTHER SERVICES-1.89%
 Cognizant Technology Solutions Corp.-Class A/(a)/        71,517     3,600,881
 -----------------------------------------------------------------------------
 OTHER DIVERSIFIED FINANCIAL
  SERVICES-0.51%
 BlueStream Ventures L.P. (Acquired 08/03/00-06/14/05;
  Cost $2,474,655)/(d)(e)(f)(g)/                       2,598,750       975,545
 -----------------------------------------------------------------------------
 PUBLISHING-1.00%
 Getty Images, Inc./(a)/                                  21,281     1,899,755
 -----------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT-2.72%
 Applied Materials, Inc.                                 141,098     2,531,298
 -----------------------------------------------------------------------------
 FormFactor Inc./(a)/                                     71,861     1,755,564
 -----------------------------------------------------------------------------
 Lam Research Corp./(a)/                                  25,210       899,493
 -----------------------------------------------------------------------------
                                                                     5,186,355
 -----------------------------------------------------------------------------
 SEMICONDUCTORS-16.87%
 Analog Devices, Inc.                                     50,738     1,819,972
 -----------------------------------------------------------------------------
 Broadcom Corp.-Class A/(a)/                              82,113     3,871,628
 -----------------------------------------------------------------------------
 Freescale Semiconductor Inc.-Class A/(a)/                25,600       644,864
 -----------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND

                                                        SHARES      VALUE
  ---------------------------------------------------------------------------
  SEMICONDUCTORS-(CONTINUED)
  Freescale Semiconductor Inc.-Class B/(a)/             142,924 $   3,597,397
  ---------------------------------------------------------------------------
  Intel Corp.                                           171,160     4,272,154
  ---------------------------------------------------------------------------
  Intersil Corp.                                         83,634     2,080,814
  ---------------------------------------------------------------------------
  Linear Technology Corp.                                71,186     2,567,679
  ---------------------------------------------------------------------------
  Maxim Integrated Products, Inc.                        41,727     1,512,186
  ---------------------------------------------------------------------------
  Microchip Technology Inc.                              56,791     1,825,831
  ---------------------------------------------------------------------------
  National Semiconductor Corp.                          120,411     3,128,278
  ---------------------------------------------------------------------------
  NVIDIA Corp./(a)/                                      56,619     2,069,991
  ---------------------------------------------------------------------------
  PMC-Sierra, Inc./(a)/                                 123,669       953,488
  ---------------------------------------------------------------------------
  Texas Instruments Inc.                                119,780     3,841,345
  ---------------------------------------------------------------------------
                                                                   32,185,627
  ---------------------------------------------------------------------------
  SYSTEMS SOFTWARE-4.35%
  Microsoft Corp.                                       215,157     5,626,355
  ---------------------------------------------------------------------------
  Oracle Corp./(a)/                                     219,561     2,680,840
  ---------------------------------------------------------------------------
                                                                    8,307,195
  ---------------------------------------------------------------------------
  TECHNOLOGY DISTRIBUTORS-0.69%
  Ingram Micro Inc.-Class A/(a)/                         65,700     1,309,401
  ---------------------------------------------------------------------------
  WIRELESS TELECOMMUNICATION
   SERVICES-2.09%
  NII Holdings Inc./(a)/                                 56,800     2,481,024
  ---------------------------------------------------------------------------
  Sprint Nextel Corp.                                    38,922       909,218
  ---------------------------------------------------------------------------
  Syniverse Holdings Inc./(a)/                           28,589       597,510
  ---------------------------------------------------------------------------
                                                                    3,987,752
  ---------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $131,022,661)                                        154,267,165
  ---------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-15.32%
  CANADA-1.98%
  Nortel Networks Corp. (Communications Equipment)/(a)/ 570,700     1,746,342
  ---------------------------------------------------------------------------
  TELUS Corp. (Integrated Telecommunication Services)    49,400     2,033,618
  ---------------------------------------------------------------------------
                                                                    3,779,960
  ---------------------------------------------------------------------------
  CHINA-0.10%
  Suntech Power Holdings Co., Ltd.-ADR (Electrical
   Components & Equipment)/(a)/                           6,695       182,439
  ---------------------------------------------------------------------------
  FRANCE-1.27%
  Alcatel S.A.-ADR (Communications Equipment)/(a)(b)/   120,410     1,493,084
  ---------------------------------------------------------------------------
  Business Objects S.A.-ADR (Application Software)/(a)/  22,837       922,843
  ---------------------------------------------------------------------------
                                                                    2,415,927
  ---------------------------------------------------------------------------
  GERMANY-1.04%
  SAP A.G.-ADR (Application Software)                    44,183     1,991,328
  ---------------------------------------------------------------------------
  ISRAEL-1.09%
  NICE Systems Ltd.-ADR (Communications Equipment)/(a)/  43,307     2,085,665
  ---------------------------------------------------------------------------

                                                              SHARES       VALUE
------------------------------------------------------------------------------------
JAPAN-0.60%
NTT DoCoMo, Inc. (Wireless Telecommunication
 Services)/(h)/                                                    159 $    243,492
------------------------------------------------------------------------------------
Sumco Corp. (Semiconductors) (Acquired 11/07/05;
 Cost $119,970)/(d)/                                             4,300      225,702
------------------------------------------------------------------------------------
Sumco Corp. (Semiconductors)                                    12,800      671,856
------------------------------------------------------------------------------------
                                                                          1,141,050
------------------------------------------------------------------------------------
MEXICO-1.32%
America Movil S.A. de C.V.-Series L-ADR (Wireless
 Telecommunication Services)                                    86,190    2,521,919
------------------------------------------------------------------------------------
NETHERLANDS-0.79%
ASML Holding N.V.-New York Shares (Semiconductor
 Equipment)/(a)/                                                75,211    1,510,237
------------------------------------------------------------------------------------
RUSSIA-0.78%
Vimpel-Communications-ADR (Wireless
 Telecommunication Services)/(a)/                               33,864    1,497,805
------------------------------------------------------------------------------------
SINGAPORE-2.77%
Marvell Technology Group Ltd. (Semiconductors)/(a)(c)/          94,291    5,288,782
------------------------------------------------------------------------------------
SWEDEN-1.41%
Telefonaktiebolaget LM Ericsson-ADR (Communications
 Equipment)                                                     78,346    2,695,102
------------------------------------------------------------------------------------
TAIWAN-2.17%
Acer Inc. (Computer Hardware)/(h)/                             392,000      979,031
------------------------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer Storage &
 Peripherals)/(h)/                                             133,000    1,058,117
------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd. (Electronic
 Manufacturing Services)                                       383,868    2,104,892
------------------------------------------------------------------------------------
                                                                          4,142,040
------------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $23,441,245)                                                  29,252,254
------------------------------------------------------------------------------------
MONEY MARKET FUNDS-3.62%
Premier Portfolio-Institutional Class (Cost $6,911,034)/(i)/ 6,911,034    6,911,034
------------------------------------------------------------------------------------
    Total Investments-99.79% (excluding investments
     purchased with cash collateral from securities
     loaned) (Cost $161,374,940)                                        190,430,453
------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
 COLLATERAL FROM SECURITIES LOANED
MONEY MARKET FUNDS-1.04%
Premier Portfolio-Institutional Class/(i)(j)/                1,989,759    1,989,759
------------------------------------------------------------------------------------
    Total Money Market Funds (purchased with cash
     collateral from securities loaned)
     (Cost $1,989,759)                                                    1,989,759
------------------------------------------------------------------------------------
TOTAL INVESTMENTS-100.83% (Cost $163,364,699)                           192,420,212
------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.83%)                                    (1,578,359)
------------------------------------------------------------------------------------
NET ASSETS-100.00%                                                     $190,841,853
------------------------------------------------------------------------------------

                           AIM V.I. TECHNOLOGY FUND
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Investment Abbreviations:

ADR- American Depositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
/(c)/A portion of this security is subject to call options written. See Note 1I and Note 9.
/(d)/Security not registered under the Securities Act of 1933, as amended
     (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $1,201,247, which represented 0.63% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
/(e)/Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 0.51% of the Fund's Net Assets. See Note 1A.
/(f)/The Fund has a remaining commitment of $776,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
/(g)/Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2005 represented 0.51% of the Fund's Net Assets.
/(h)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $2,280,640, which represented 1.20% of the Fund's Net Assets. See Note 1A.
/(i)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(j)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
                           AIM V.I. TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $154,463,906)*                         $ 183,519,419
---------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $8,900,793)         8,900,793
---------------------------------------------------------------------------------
    Total investments (cost $163,364,699)                            192,420,212
---------------------------------------------------------------------------------
Foreign currencies, at value (cost $193,167)                             195,789
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                     3,106,051
---------------------------------------------------------------------------------
  Fund shares sold                                                        49,585
---------------------------------------------------------------------------------
  Dividends                                                              114,700
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans         40,587
---------------------------------------------------------------------------------
    Total assets                                                     195,926,924
---------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                                                1,926,262
---------------------------------------------------------------------------------
  Fund shares reacquired                                                 830,995
---------------------------------------------------------------------------------
  Options written, at value (premiums received $39,473)                  125,070
---------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                      48,652
---------------------------------------------------------------------------------
  Collateral upon return of securities loaned                          1,989,759
---------------------------------------------------------------------------------
Accrued administrative services fees                                     121,518
---------------------------------------------------------------------------------
Accrued distribution fees-Series II                                           89
---------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                            117
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                1,868
---------------------------------------------------------------------------------
Accrued operating expenses                                                40,741
---------------------------------------------------------------------------------
    Total liabilities                                                  5,085,071
---------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $ 190,841,853
---------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $ 674,028,569
---------------------------------------------------------------------------------
Undistributed net investment income (loss)                               (42,432)
---------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and option contracts                            (512,116,777)
---------------------------------------------------------------------------------
Unrealized appreciation of investment securities,
 foreign currencies and option contracts                              28,972,493
---------------------------------------------------------------------------------
                                                                   $ 190,841,853
---------------------------------------------------------------------------------
NET ASSETS:
Series I                                                           $ 190,699,502
---------------------------------------------------------------------------------
Series II                                                          $     142,351
---------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                              15,028,192
---------------------------------------------------------------------------------
Series II                                                                 11,278
---------------------------------------------------------------------------------
Series I:
  Net asset value per share                                        $       12.69
---------------------------------------------------------------------------------
Series II:
  Net asset value per share                                        $       12.62
---------------------------------------------------------------------------------

* At December 31, 2005, securities with an aggregate value of $1,893,262 were on loan to brokers.
STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $33,960)                       $   699,892
----------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income of $17,638, after compensation to counterparties
 of $103,288)                                                                   238,833
----------------------------------------------------------------------------------------
    Total investment income                                                     938,725
----------------------------------------------------------------------------------------
EXPENSES:
Advisory fees                                                                 1,352,694
----------------------------------------------------------------------------------------
Administrative services fees                                                    494,632
----------------------------------------------------------------------------------------
Custodian fees                                                                   29,963
----------------------------------------------------------------------------------------
Distribution fees-Series II                                                         371
----------------------------------------------------------------------------------------
Transfer agent fees                                                              27,440
----------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                        20,347
----------------------------------------------------------------------------------------
Other                                                                            93,979
----------------------------------------------------------------------------------------
    Total expenses                                                            2,019,426
----------------------------------------------------------------------------------------
Less:  Fees waived and expense offset arrangements                               (3,095)
----------------------------------------------------------------------------------------
    Net expenses                                                              2,016,331
----------------------------------------------------------------------------------------
Net investment income (loss)                                                 (1,077,606)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
 OPTION CONTRACTS:
Net realized gain (loss) from:
  Investment securities (includes gains from securities sold to affiliates
   of $657,392)                                                               6,861,712
----------------------------------------------------------------------------------------
  Foreign currencies                                                               (141)
----------------------------------------------------------------------------------------
  Option contracts written                                                      275,845
----------------------------------------------------------------------------------------
                                                                              7,137,416
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                      (2,836,591)
----------------------------------------------------------------------------------------
  Foreign currencies                                                              2,552
----------------------------------------------------------------------------------------
  Option contracts written                                                      (85,597)
----------------------------------------------------------------------------------------
                                                                             (2,919,636)
----------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and option
 contracts                                                                    4,217,780
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                        $ 3,140,174
----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                         2005      2004
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)                                                                        $ (1,077,606) $   (715,172)
--------------------------------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and option contracts                  7,137,416    18,354,333
--------------------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities, foreign currencies
   and option contracts                                                                                (2,919,636)   (7,898,979)
--------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                                 3,140,174     9,740,182
--------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
 Series I                                                                                             (13,115,433)   19,407,886
--------------------------------------------------------------------------------------------------------------------------------
 Series II                                                                                                (26,030)      148,977
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                            (13,141,463)   19,556,863
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                                                              (10,001,289)   29,297,045
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                                                                    200,843,142   171,546,097
--------------------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment income (loss) of $(42,432) and $(36,600),
   respectively)                                                                                     $190,841,853  $200,843,142
--------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                           AIM V.I. TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Technology Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                           AIM V.I. TECHNOLOGY FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
                           AIM V.I. TECHNOLOGY FUND
K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets.
  AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2006. This agreement has been renewed through April 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
(v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $2,094.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $444,632 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $27,440.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $371.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
                           AIM V.I. TECHNOLOGY FUND
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market fund for the year ended December 31, 2005.
INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $2,875,986 $77,414,001 $(73,378,953)      $ --      $6,911,034 $221,195    $ --
-------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               CHANGE IN
                                                                               UNREALIZED
                                        VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST      FROM SALES   (DEPRECIATION)  12/31/05  INCOME*  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $  898,697 $126,489,524 $(125,398,462)      $ --      $1,989,759 $ 17,638    $ --
---------------------------------------------------------------------------------------------------------------------------
Total                                 $3,774,683 $203,903,525 $(198,777,415)      $ --      $8,900,793 $238,833    $ --
---------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.
NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,865,164 and sales of $2,785,616, which resulted in net realized gains of $657,392.
NOTE 5--EXPENSE OFFSET ARRANGEMENTS
The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $1,001.
NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,601 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 7--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
                           AIM V.I. TECHNOLOGY FUND
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 8--PORTFOLIO SECURITIES LOANED
The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At December 31, 2005, securities with an aggregate value of $1,893,262 were on loan to brokers. The loans were secured by cash collateral of $1,989,759 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $17,638 for securities lending transactions, which are net of compensation to counterparties.
NOTE 9--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
                     ---------------------------------------
                                       CALL OPTION CONTRACTS
                                       -------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                                       ---------  ---------
                     Beginning of year      --    $      --
                     ---------------------------------------
                     Written             3,634      501,090
                     ---------------------------------------
                     Closed               (950)    (243,467)
                     ---------------------------------------
                     Exercised            (284)     (25,269)
                     ---------------------------------------
                     Expired            (2,235)    (192,881)
                     ---------------------------------------
                     End of year           165    $  39,473
                     ---------------------------------------

                          OPEN CALL OPTIONS WRITTEN AT PERIOD END
--------------------------------------------------------------------------------------------
                                                                                UNREALIZED
                                  CONTRACT STRIKE NUMBER OF PREMIUMS  VALUE    APPRECIATION
                                   MONTH   PRICE  CONTRACTS RECEIVED 12/31/05 (DEPRECIATION)
                                  -------- ------ --------- -------- -------- --------------
Apple Computer, Inc.               Jan-06   $60       99    $23,502  $121,770    $(98,268)
--------------------------------------------------------------------------------------------
Marvell Technology Group Ltd.      Jan-06    60       66     15,971     3,300      12,671
--------------------------------------------------------------------------------------------
Total outstanding options written                    165    $39,473  $125,070    $(85,597)
--------------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2005 and 2004.
TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
              ---------------------------------------------------
              Unrealized appreciation--investments $  29,012,822
              ---------------------------------------------------
              Temporary book/tax differences             (38,348)
              ---------------------------------------------------
              Capital loss carryforward             (512,157,107)
              ---------------------------------------------------
              Post-October currency loss deferral         (4,083)
              ---------------------------------------------------
              Shares of beneficial interest          674,028,569
              ---------------------------------------------------
              Total net assets                     $ 190,841,853
              ---------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales, the deferral of losses on certain straddles and the treatment of partnerships. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $2,577 and option contracts written of $(85,597).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
                           AIM V.I. TECHNOLOGY FUND
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $506,206,634 of capital loss carryforward in the fiscal year ended December 31, 2006.
  The Fund utilized $5,632,549 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2007               $ 64,729,977
                 ---------------------------------------------
                 December 31, 2008                260,086,552
                 ---------------------------------------------
                 December 31, 2009                153,547,080
                 ---------------------------------------------
                 December 31, 2010                 33,793,498
                 ---------------------------------------------
                 Total capital loss carryforward $512,157,107
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
NOTE 11--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $198,338,544 and $216,555,152, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended December 31, 2005, in the amount of $5,557. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $32,440,487
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (3,344,645)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $29,095,842
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $163,324,370.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, and partnerships, on December 31, 2005, undistributed net investment income (loss) was increased by $1,071,774, undistributed net realized gain (loss) was increased by $46,397 and shares of beneficial interest decreased by $1,118,171. This reclassification had no effect on the net assets of the Fund.
NOTE 13--SHARE INFORMATION

                                 CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------
                                                     2005/(A)/                   2004
                                             ------------------------  ------------------------
                                               SHARES       AMOUNT       SHARES       AMOUNT
                                             ----------  ------------  ----------  ------------
Sold:
  Series I                                    4,018,565  $ 48,024,772   3,614,575  $ 42,139,572
------------------------------------------------------------------------------------------------
  Series II/(b)/                                 11,967       142,892       2,057        20,311
------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                           --            --   4,598,616    52,226,205
------------------------------------------------------------------------------------------------
  Series II                                          --            --      13,169       149,420
------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (5,144,542)  (61,140,205) (6,509,875)  (74,957,891)
------------------------------------------------------------------------------------------------
  Series II/(b)/                                (14,093)     (168,922)     (1,822)      (20,754)
------------------------------------------------------------------------------------------------
                                             (1,128,103) $(13,141,463)  1,716,720  $ 19,556,863
------------------------------------------------------------------------------------------------

/(a)/There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 66% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all the net assets of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund pursuant to a plan of reorganization approved by the Directors/Trustees of the Fund on December 9, 2003 and by the shareholders of AIM V.I. New Technology Fund and INVESCO VIF-Telecommunications Fund on April 2, 2004. The acquisition was accomplished by a tax free exchange of 4,611,785 shares of the Fund for 5,656,964 shares of AIM V.I. New Technology Fund outstanding and 9,244,509 shares of INVESCO VIF-Telecommunications Fund outstanding as of the close of business on April 29, 2004. AIM V.I. New Technology Fund's net assets at that date of $19,064,848, including $2,583,733 of unrealized appreciation, and INVESCO VIF-Telecommunications Fund's net assets at that date of $33,310,776, including $3,626,227 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $153,042,987.
                           AIM V.I. TECHNOLOGY FUND
NOTE 14--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                    SERIES I
                                                                   ---------------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                        2005            2004          2003         2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  12.42        $  11.87        $   8.17   $  15.37
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)          (0.04)/(a)/     (0.08)     (0.00)/(b)/
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      0.34            0.59            3.78      (7.20)
-----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.27            0.55            3.70      (7.20)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.69        $  12.42        $  11.87   $   8.17
-----------------------------------------------------------------------------------------------------------------------------
Total return/(d)/                                                      2.17%           4.63%          45.29%    (46.84)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $190,700        $200,556        $171,546   $105,508
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.12%/(e)/      1.15%           1.10%      1.11%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.60)%/(e)/    (0.39)%/(a)/    (0.85)%    (0.96)%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 114%            137%             89%        92%
-----------------------------------------------------------------------------------------------------------------------------

                                                                   ---------
                                                                   ---------
                                                                         2001
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  28.37
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.12)/(b)(c)/
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (12.88)
------------------------------------------------------------------------------------
    Total from investment operations                                 (13.00)
------------------------------------------------------------------------------------
Net asset value, end of period                                     $  15.37
------------------------------------------------------------------------------------
Total return/(d)/                                                    (45.82)%
------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $240,253
------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                1.07%
------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets           (0.66)%
------------------------------------------------------------------------------------
Portfolio turnover rate                                                  88%
------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income
    (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.09) and (0.82)%, respectively.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) and $(0.12) for the years ended December 31, 2002 and 2001, respectively.
/(c)/Calculated using average shares outstanding.
/(d)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(e)/Ratios are based on average daily net assets of $180,210,763.

                                                                          SERIES II
                                                            ---------------------------
                                                                              APRIL 30, 2004
                                                                               (DATES SALES
                                                             YEAR ENDED       COMMENCED) TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                2005               2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $12.39            $11.09
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.11)            (0.05)/(a)/
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         0.34              1.35
-------------------------------------------------------------------------------------------------
    Total from investment operations                             0.23              1.30
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $12.62            $12.39
-------------------------------------------------------------------------------------------------
Total return/(b)/                                                1.86%            11.72%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  142            $  166
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.37%/(c)/        1.40%/(d)/
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.85)%/(c)/      (0.64)%/(a)(d)/
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           114%              137%
-------------------------------------------------------------------------------------------------

/(a)/Net investment income (loss) per share and the ratio of net income (loss)
     to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.10) and (1.07)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios based on average daily net assets of $148,478.
/(d)/Annualized.
                           AIM V.I. TECHNOLOGY FUND
NOTE 15--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
                           AIM V.I. TECHNOLOGY FUND
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                           AIM V.I. TECHNOLOGY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Technology Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PRICEWATERHOUSECOOPERS LLP
February 14, 2006
Houston, Texas
                           AIM V.I. TECHNOLOGY FUND
TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                           AIM V.I. TECHNOLOGY FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

                           AIM V.I. TECHNOLOGY FUND

                                                         AIM V.I. UTILITIES FUND
                                Annual Report to Shareholders o December 31,2005


                AIM V.I. UTILITIES FUND seeks capital growth and current income.


UNLESS OTHERWISE STATED, INFORMATION PRESENTED IN THIS REPORT IS AS OF DECEMBER 31, 2005, AND IS BASED ON TOTAL NET ASSETS.


================================================================================

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 33-57340. The Fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies ("variable products") that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-410-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

================================================================================

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS AND VARIABLE PRODUCT PROSPECTUS, WHICH CONTAIN MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ EACH CAREFULLY BEFORE INVESTING.

================================================================================

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIM V.I. UTILITIES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                o earnings growth is threatened by
                                                                                           deterioration in the firm's fundamentals
=======================================================================================    or change in the operating environment
                                             ==========================================
An investor preference for                   FUND VS. INDEXES                              o valuation becomes too high
dividend-paying equities boosted the
performance of utilities stocks, helping     TOTAL RETURNS, 12/31/04-12/31/05,             o corporate strategy changes
your Fund post double-digit gains for        EXCLUDING VARIABLE PRODUCT ISSUER
the year ended December 31, 2005.            CHARGES. IF VARIABLE PRODUCT ISSUER           o A company's fundamentals change
                                             CHARGES WERE INCLUDED, RETURNS WOULD BE       (product failure, reduced pricing power,
   Your Fund outperformed the S&P 500        LOWER.                                        margin compression, etc.)
Index because utilities generally
outperformed other sectors in that           Series I Shares                   16.83%      MARKET CONDITIONS AND YOUR FUND
broad-based benchmark by a wide margin.
                                             Series II Shares 16.55                        Despite impressive corporate earnings,
   For long-term performance, please see                                                   key domestic stock market indexes
Pages 4 and 5.                               Standard & Poor's Composite                   generally posted only modest gains for
                                             Index of 500 Stocks                           the reporting period amid concerns about
                                             (S&P 500 Index)                               rising interest rates and fuel costs and
                                             (Broad market Index)               4.91       the long-term economic effects of two
                                                                                           devastating Gulf Coast hurricanes.
                                             Lipper Utility Fund Index                     Energy and utilities were the
                                             (Peer Group Index)                15.00       best-performing sectors of the S&P 500
                                                                                           Index and the only ones to post
                                             SOURCE: LIPPER,INC.                           double-digit gains for the year,
                                             ==========================================    although both sectors declined in the
=======================================================================================    fourth quarter of 2005. Rising
                                                                                           short-term interest rates hurt the
HOW WE INVEST                                industry and position weights according       performance of utilities stocks toward
                                             to prevailing economic trends such as         the close of the year. Other sectors
We invest primarily in natural gas,          gross domestic product growth and             generally recorded modest gains or
electricity and telecommunication            interest rate changes.                        losses for the year.
services companies, selecting stocks
based on quantitative and fundamental           We control risk by:                           During the year, the Federal Reserve
analysis of individual companies.                                                          (the Fed) continued its tightening
Quantitative analysis focuses on             o diversifying across most industries         policy, raising the key federal funds
positive cash flows and predictable          and sub-industries within the utilities       rate to 4.25%. The Fed began raising
earnings. Fundamental analysis seeks         sector                                        short-term interest rates in 2004 to
strong balance sheets, competent                                                           contain inflation. We observed that for
management and sustainable dividends and     o owning both regulated and unregulated       much of the year utilities stocks tended
distributions.                               utilities--unregulated companies provide      to be more attractive than
                                             greater growth potential, while               interest-paying, investment-grade
   We look for companies that could          regulated firms provide more stable           bonds--another income option for
potentially benefit from industry            dividends and principal                       investors--because of their generally
trends, such as increased demand for                                                       greater price appreciation potential.
certain products and deregulation of         o generally avoiding excessive
state markets, and that are attractively     concentration of assets in a small
valued relative to the rest of the           number of stocks
market. We also monitor and may adjust
                                                We may sell a stock for any of the
                                             following reasons:

=========================================    =========================================     =========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

By sector                                    1. Electric Utilities              27.2%       1. TXU Corp.                       5.5%

              [PIE CHART]                    2. Multi-Utilities                 26.5        2. Dominion Resources, Inc.        4.9

Utilities                        77.2%       3. Independent Power Producers                 3. Exelon Corp.                    4.5
                                                & Energy Traders                13.8
Energy                           11.7%                                                      4. Questar Corp.                   4.4
                                             4. Oil & Gas Storage &
Telecommunication Services        8.2%          Transportation                   8.5        5. Williams Cos., Inc. (The)       4.3

Money Market Funds Plus Other                5. Integrated Telecommunication                6. PG&E Corp.                      4.2
                                                Services                         7.8
Asset Less Liabilities            2.9%                                                      7. Kinder Morgan ,Inc.             4.2

                                             TOTAL NET ASSETS         $114.9 MILLION        8. Sempra Energy                   3.8
                                             TOTAL NUMBER OF HOLDINGS*            37
                                                                                            9. Duke Energy Corp.               3.5

                                                                                           10. Peabody Energy Corp.            3.2

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=========================================    =========================================     =========================================

AIM V.I. UTILITIES FUND

   We believe utilities stocks also             Our telecommunication services                                 JOHN S. SEGNER, Mr.
benefited from several other trends,         holdings, such as VERIZON                                         Segner, portfolio
including:                                   COMMUNICATIONS, also detracted from Fund           [SEGNER        manager of AIM V.I.
                                             performance. We observed that Verizon,              PHOTO]        Utilities Fund, has
o hot summer weather over much of the        which already has significant debt, is                            more than 20 years
country, which increased demand for          expected to incur more with its                                   of experience in the
electricity for climate control indoors      acquisition of MCI (not a Fund holding).                          energy and investment
                                             The firm, along with other major U.S.         industries. Before joining the Fund's
o the signing into law of the Energy         telephone companies, also is facing a         advisor in 1997, he was managing
Policy Act of 2005, which abolishes          loss of customers to cable television         director and principal with an
geographic constraints that have limited     providers, which are offering competing       investment management company that
energy utilities to local markets            services.                                     focused exclusively on publicly-traded
                                                                                           energy stocks. Prior to that, he held
o a trend among utilities companies to       IN CLOSING                                    positions with several energy companies.
divest themselves of outside businesses,                                                   Mr. Segner holds a B.S. in civil
allowing them to concentrate on their        While some provisions of the Tax Relief       engineering from the University of
core operations                              Reconciliation Act of 2003 could be           Alabama and an M.B.A. with a
                                             reconsidered, we believe the 15% tax          concentration in finance from The
   For the year, our holdings in             rate for qualified dividends, which has       University of Texas at Austin.
electric utilities and oil, gas and          made utilities stocks attractive to
consumable fuel companies had the most       investors, will be extended. However, we      Assisted by the Energy/Gold/Utilities
positive impact on Fund performance. We      are somewhat concerned about interest         Team
observed that rising energy prices had       rate and inflation trends. Because
relatively little negative effect on         utilities tend to underperform when
utilities, particularly those that were      interest rates and inflation are rising,
relatively deregulated and had the           we intend to maintain our focus on
ability to pass on fuel costs to their       holding the favorably priced stocks of
customers. Indeed, companies with this       strong companies with reasonable growth
ability were among the better-               prospects and attractive dividend
performing stocks for the Fund.              yields. We thank you for your continued
                                             investment in AIM V.I. Utilities Fund.
   One of these stocks was TXU, a
Texas-based power company and the Fund's     THE VIEWS AND OPINIONS EXPRESSED IN
top holding. TXU has made an impressive      MANAGEMENT'S DISCUSSION OF FUND
turnaround through restructuring, going      PERFORMANCE ARE THOSE OF A I M ADVISORS,
from unprofitable early in 2004 to           INC. THESE VIEWS AND OPINIONS ARE
profitable in 2005. Toward the end of        SUBJECT TO CHANGE AT ANY TIME BASED ON
the year, the company raised its             FACTORS SUCH AS MARKET AND ECONOMIC
earnings guidance for the remainder of       CONDITIONS. THESE VIEWS AND OPINIONS MAY
2005. TXU benefited from the                 NOT BE RELIED UPON AS INVESTMENT ADVICE
deregulation of the electric industry in     OR RECOMMENDATIONS, OR AS AN OFFER FOR A
Texas, which enabled it to increase its      PARTICULAR SECURITY. THE INFORMATION IS
customer base.                               NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                             OF ANY MARKET, COUNTRY, INDUSTRY,
   PEABODY ENERGY, the world's largest       SECURITY OR THE FUND. STATEMENTS OF FACT
private-sector coal company, was also a      ARE FROM SOURCES CONSIDERED RELIABLE,
positive contributor to Fund                 BUT A I M ADVISORS, INC. MAKES NO
performance. The company, which provides     REPRESENTATION OR WARRANTY AS TO THEIR
fuel for generating about 3% of the          COMPLETENESS OR ACCURACY. ALTHOUGH
world's electricity, has benefited from      HISTORICAL PERFORMANCE IS NO GUARANTEE
increased coal demand. The firm reported     OF FUTURE RESULTS, THESE INSIGHTS MAY
its net income for the third quarter of      HELP YOU UNDERSTAND OUR INVESTMENT
2005 increased 161% in comparison to the     MANAGEMENT PHILOSOPHY.
same quarter for the previous year.

   Detracting from Fund performance was
CALPINE, a California-based power
producer and marketer. The company was                                                               [RIGHT ARROW GRAPHIC]
adversely affected by equipment outages
in key markets and service agreement                                                       FOR A DISCUSSION OF THE RISKS OF
cancellations and was saddled with                                                         INVESTING IN YOUR FUND, INDEXES USED IN
considerable debt. We no longer owned                                                      THIS REPORT AND YOUR FUND'S LONG-TERM
the stock when the company filed for                                                       PERFORMANCE, PLEASE TURN TO PAGES 4 AND
bankruptcy toward the end of the year.                                                     5.

AIM V.I. UTILITIES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

Fund data from 12/30/94, index data from 12/31/94

====================================================================================================================================

                                                          [MOUNTAIN CHART]

  DATE                           AIM V.I.                       S&P 500                        LIPPER
                             UTILITIES FUND-                     INDEX                      UTILITY FUND
                             SERIES I SHARES                                                    INDEX
12/30/94                         $10000
   12/94                          10000                         $10000                         $10000
   01/95                          10040                          10259                          10360
   02/95                          10090                          10659                          10456
   03/95                          10090                          10973                          10447
   04/95                          10100                          11295                          10676
   05/95                          10120                          11746                          11101
   06/95                          10110                          12019                          11131
   07/95                          10110                          12417                          11273
   08/95                          10131                          12448                          11404
   09/95                          10180                          12973                          11900
   10/95                          10240                          12927                          11998
   11/95                          10601                          13493                          12231
   12/95                          10909                          13753                          12711
   01/96                          10969                          14221                          12936
   02/96                          10889                          14353                          12726
   03/96                          11050                          14491                          12662
   04/96                          11453                          14705                          12688
   05/96                          11644                          15083                          12758
   06/96                          11815                          15141                          13122
   07/96                          11362                          14472                          12526
   08/96                          11514                          14778                          12705
   09/96                          11634                          15609                          12826
   10/96                          11977                          16039                          13268
   11/96                          12329                          17251                          13776
   12/96                          12302                          16909                          13897
   01/97                          12405                          17965                          14161
   02/97                          12343                          18106                          14188
   03/97                          11942                          17363                          13761
   04/97                          12024                          18399                          13886
   05/97                          12590                          19524                          14539
   06/97                          13095                          20392                          14984
   07/97                          13280                          22014                          15359
   08/97                          12961                          20782                          14880
   09/97                          13754                          21919                          15739
   10/97                          13754                          21188                          15604
   11/97                          14547                          22168                          16617
   12/97                          15182                          22548                          17470
   01/98                          15372                          22798                          17382
   02/98                          16015                          24441                          17893
   03/98                          17185                          25691                          19202
   04/98                          16795                          25955                          18801
   05/98                          16711                          25509                          18541
   06/98                          17059                          26544                          18906
   07/98                          17016                          26264                          18650
   08/98                          15214                          22469                          17437
   09/98                          16258                          23910                          18712
   10/98                          17102                          25852                          19151
   11/98                          17671                          27418                          19637
   12/98                          19051                          28997                          20684
   01/99                          19522                          30209                          20590
   02/99                          19276                          29270                          19935
   03/99                          19480                          30441                          19914
   04/99                          20445                          31620                          21240
   05/99                          20960                          30874                          21784
   06/99                          21270                          32583                          22085
   07/99                          21227                          31570                          22026
   08/99                          20264                          31414                          21380
   09/99                          20436                          30554                          21335
   10/99                          21153                          32486                          22460
   11/99                          21432                          33147                          22613
   12/99                          22699                          35096                          23690
   01/00                          23997                          33333                          24127
   02/00                          25092                          32703                          24197
   03/00                          25925                          35900                          25372
   04/00                          24333                          34820                          24359
   05/00                          23498                          34106                          24106
   06/00                          23672                          34946                          24078
   07/00                          23163                          34400                          23968
   08/00                          24593                          36536                          25659
   09/00                          25166                          34608                          26485
   10/00                          24257                          34461                          25790
   11/00                          22166                          31746                          24440
   12/00                          23895                          31902                          25721
   01/01                          23417                          33033                          25068
   02/01                          22759                          30023                          24548
   03/01                          21999                          28122                          24024
   04/01                          23541                          30306                          25352
   05/01                          22077                          30509                          24798
   06/01                          19955                          29767                          23249
   07/01                          18798                          29473                          22522
   08/01                          17640                          27630                          21719
   09/01                          15643                          25399                          20392
   10/01                          15892                          25884                          19927
   11/01                          16065                          27869                          19823
   12/01                          16147                          28113                          20231
   01/02                          14954                          27703                          19154
   02/02                          14438                          27169                          18618
   03/02                          15343                          28191                          19792
   04/02                          14930                          26482                          19024
   05/02                          14335                          26288                          18418
   06/02                          13681                          24416                          17233
   07/02                          12545                          22513                          15391
   08/02                          12729                          22661                          15727
   09/02                          11822                          20200                          14295
   10/02                          12373                          21976                          14920
   11/02                          12591                          23268                          15496
   12/02                          12864                          21902                          15638
   01/03                          12427                          21330                          15168
   02/03                          12081                          21009                          14658
   03/03                          12289                          21212                          14983
   04/03                          12866                          22959                          16004
   05/03                          13995                          24167                          17327
   06/03                          14076                          24476                          17562
   07/03                          13430                          24908                          16934
   08/03                          13569                          25393                          17000
   09/03                          13938                          25124                          17339
   10/03                          14099                          26544                          17755
   11/03                          14273                          26778                          17942
   12/03                          15113                          28181                          19012
   01/04                          15230                          28698                          19413
   02/04                          15568                          29097                          19820
   03/04                          15498                          28658                          19818
   04/04                          15120                          28209                          19350
   05/04                          15251                          28595                          19422
   06/04                          15515                          29151                          19817
   07/04                          15779                          28186                          19994
   08/04                          16162                          28299                          20516
   09/04                          16557                          28606                          20981
   10/04                          17214                          29043                          21832
   11/04                          18255                          30217                          22852
   12/04                          18673                          31245                          23555
   01/05                          18662                          30484                          23559
   02/05                          19237                          31125                          24154
   03/05                          19248                          30574                          24192
   04/05                          19393                          29995                          24390
   05/05                          19703                          30948                          24804
   06/05                          20611                          30993                          25946
   07/05                          21388                          32145                          26744
   08/05                          22058                          31852                          27183
   09/05                          23026                          32109                          28071
   10/05                          21543                          31574                          26646
   11/05                          21520                          32767                          26901
   12/05                         $21816                         $32778                         $27089

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

AIM V.I. UTILITIES FUND


========================================
AVERAGE ANNUAL TOTAL RETURNS                 RULE 12b-1 FEES APPLICABLE TO SERIES II       YOU CANNOT PURCHASE SHARES OF THE FUND
                                             SHARES. SERIES I AND SERIES II SHARES         DIRECTLY. PERFORMANCE FIGURES GIVEN
As of 12/31/05                               INVEST IN THE SAME PORTFOLIO OF               REPRESENT THE FUND AND ARE NOT INTENDED
                                             SECURITIES AND WILL HAVE SUBSTANTIALLY        TO REFLECT ACTUAL VARIABLE PRODUCT
SERIES I SHARES                              SIMILAR PERFORMANCE, EXCEPT TO THE            VALUES. THEY DO NOT REFLECT SALES
 10 Years                        7.18%       EXTENT THAT EXPENSES BORNE BY EACH CLASS      CHARGES, EXPENSES AND FEES ASSESSED IN
  5 Years                       -1.80        DIFFER.                                       CONNECTION WITH A VARIABLE PRODUCT.
  1 Year                        16.83                                                      SALES CHARGES, EXPENSES AND FEES, WHICH
                                                THE PERFORMANCE DATA QUOTED REPRESENT      ARE DETERMINED BY THE VARIABLE PRODUCT
SERIES II SHARES                             PAST PERFORMANCE AND CANNOT GUARANTEE         ISSUERS, WILL VARY AND WILL LOWER THE
 10 Years                        6.91%       COMPARABLE FUTURE RESULTS; CURRENT            TOTAL RETURN.
  5 Years                       -2.04        PERFORMANCE MAY BE LOWER OR HIGHER.
  1 Year                        16.55        PLEASE CONTACT YOUR VARIABLE PRODUCT             PER NASD REQUIREMENTS, THE MOST
                                             ISSUER OR FINANCIAL ADVISOR FOR THE MOST      RECENT MONTH-END PERFORMANCE DATA AT THE
========================================     RECENT MONTH-END VARIABLE PRODUCT             FUND LEVEL, EXCLUDING VARIABLE PRODUCT
                                             PERFORMANCE. PERFORMANCE FIGURES REFLECT      CHARGES, IS AVAILABLE ON AIM'S AUTOMATED
CUMULATIVE TOTAL RETURNS                     FUND EXPENSES, REINVESTED DISTRIBUTIONS       INFORMATION LINE, 866-702-4402. AS
                                             AND CHANGES IN NET ASSET VALUE.               MENTIONED ABOVE, FOR THE MOST RECENT
Six months ended 12/31/05                    INVESTMENT RETURN AND PRINCIPAL VALUE         MONTH-END PERFORMANCE INCLUDING VARIABLE
Series I Shares                  5.85%       WILL FLUCTUATE SO THAT YOU MAY HAVE A         PRODUCT CHARGES, PLEASE CONTACT YOUR
Series II Shares                 5.63        GAIN OR LOSS WHEN YOU SELL SHARES.            VARIABLE PRODUCT ISSUER OR FINANCIAL
                                                                                           ADVISOR.
========================================        AIM V.I. UTILITIES FUND, A SERIES
                                             PORTFOLIO OF AIM VARIABLE INSURANCE
RETURNS SINCE APRIL 30, 2004, THE            FUNDS, IS CURRENTLY OFFERED THROUGH
INCEPTION DATE OF SERIES II SHARES, ARE      INSURANCE COMPANIES ISSUING VARIABLE
HISTORICAL. ALL OTHER RETURNS ARE THE        PRODUCTS.
BLENDED RETURNS OF THE HISTORICAL
PERFORMANCE OF SERIES II SHARES SINCE
THEIR INCEPTION AND THE RESTATED
HISTORICAL PERFORMANCE OF SERIES I
SHARES (FOR PERIODS PRIOR TO INCEPTION
OF SERIES II SHARES) ADJUSTED TO REFLECT
THE HIGHER

PRINCIPAL RISKS OF INVESTING IN THE FUND     ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION

Investing in a single-sector or              The unmanaged Standard & Poor's               The returns shown in the Management's
single-region mutual fund involves           Composite Index of 500 Stocks (the S&P        Discussion of Fund Performance are based
greater risk and potential reward than       500 --REGISTERED TRADEMARK-- INDEX) is        on net asset values calculated for
investing in a more diversified fund.        an index of common stocks frequently          shareholder transactions. Generally
                                             used as a general measure of U.S. stock       accepted accounting principles require
   The Fund may invest up to 25% of its      market performance.                           adjustments to be made to the net assets
assets in the securities of non-U.S.                                                       of the Fund at period end for financial
issuers. Securities of Canadian issuers         The unmanaged LIPPER UTILITY FUND          reporting purposes, and as such, the net
and American Depositary Receipts are not     INDEX represents an average of the 30         asset value for shareholder transactions
subject to this 25% limitation.              largest utility funds tracked by Lipper,      and the returns based on those net asset
International investing presents certain     Inc., an independent mutual fund              values may differ from the net asset
risks not associated with investing          performance monitor.                          values and returns reported in the
solely in the United States. These                                                         Financial Highlights. Additionally, the
include risks relating to fluctuations          The Fund is not managed to track the       returns and net asset values shown
in the value of the U.S. dollar relative     performance of any particular index,          throughout this report are at the Fund
to the values of other currencies, the       including the indexes defined here, and       level only and do not include variable
custody arrangements made for the Fund's     consequently, the performance of the          product issuer charges. If such charges
foreign holdings, differences in             Fund may deviate significantly from the       were included, the total returns would
accounting, political risks and the          performance of the indexes.                   be lower.
lesser degree of public information
required to be provided by non-U.S.             A direct investment cannot be made in         Industry classifications used in this
companies.                                   an index. Unless otherwise indicated,         report are generally according to the
                                             index results include reinvested              Global Industry Classification Standard,
   Investing in smaller companies            dividends, and they do not reflect sales      which was developed by and is the
involves greater risk than investing in      charges. Performance of an index of           exclusive property and a service mark of
more established companies, such as          funds reflects fund expenses;                 Morgan Stanley Capital International
business risk, significant stock price       performance of a market index does not.       Inc. and Standard & Poor's.
fluctuations and illiquidity.

AIM V.I. UTILITIES FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      ACTUAL EXPENSES                               actual return. The Fund's actual
                                                                                           cumulative total returns at net asset
As a shareholder of the Fund, you incur      The table below provides information          value after expenses for the six months
ongoing costs, including management          about actual account values and actual        ended December 31, 2005, appear in the
fees; distribution and/or service fees       expenses. You may use the information in      table "Cumulative Total Returns" on
(12b-1); and other Fund expenses. This       this table, together with the amount you      Page 5.
example is intended to help you              invested, to estimate the expenses that
understand your ongoing costs (in            you paid over the period. Simply divide          The hypothetical account values and
dollars) of investing in the Fund and to     your account value by $1,000 (for             expenses may not be used to estimate the
compare these costs with ongoing costs       example, an $8,600 account value divided      actual ending account balance or
of investing in other mutual funds. The      by $1,000 = 8.6), then multiply the           expenses you paid for the period. You
example is based on an investment of         result by the number in the table under       may use this information to compare the
$1,000 invested at the beginning of the      the heading entitled "Actual Expenses         ongoing costs of investing in the Fund
period and held for the entire period        Paid During Period" to estimate the           and other funds. To do so, compare this
July 1, 2005, through December 31, 2005.     expenses you paid on your account during      5% hypothetical example with the 5%
                                             this period.                                  hypothetical examples that appear in the
   The actual and hypothetical expenses                                                    shareholder reports of the other funds.
in the examples below do not represent       HYPOTHETICAL EXAMPLE FOR
the effect of any fees or other expenses     COMPARISON PURPOSES                              Please note that the expenses shown
assessed in connection with a variable                                                     in the table are meant to highlight your
product; if they did, the expenses shown     The table below also provides                 ongoing costs. Therefore, the
would be higher while the ending account     information about hypothetical account        hypothetical information is useful in
values shown would be lower.                 values and hypothetical expenses based        comparing ongoing costs, and will not
                                             on the Fund's actual expense ratio and        help you determine the relative total
                                             an assumed rate of return of 5% per year      costs of owning different funds.
                                             before expenses, which is not the Fund's

====================================================================================================================================

                                                                                    HYPOTHETICAL
                                                  ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING               EXPENSES          ENDING            EXPENSES          ANNUALIZED
  SHARE          ACCOUNT VALUE       ACCOUNT VALUE          PAID DURING    ACCOUNT VALUE        PAID DURING          EXPENSE
  CLASS             (7/1/05)         (12/31/05)(1)           PERIOD(2)       (12/31/05)           PERIOD(2)           RATIO
Series I           $1,000.00           $1,058.50              $4.83           $1,020.52            $4.74              0.93%
Series II           1,000.00            1,056.30               6.12            1,019.26             6.01              1.18



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 5.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM V.I. UTILITIES FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Variable        o The quality of services to be provided      o Fees relative to those of clients of
Insurance Funds (the "Board") oversees       by AIM. The Board reviewed the                AIM with comparable investment
the management of AIM V.I. Utilities         credentials and experience of the             strategies. The Board reviewed the
Fund (the "Fund") and, as required by        officers and employees of AIM who will        advisory fee rate for the Fund under the
law, determines annually whether to          provide investment advisory services to       Advisory Agreement. The Board noted that
approve the continuance of the Fund's        the Fund. In reviewing the                    this rate was lower than the initial
advisory agreement with A I M Advisors,      qualifications of AIM to provide              advisory fee rate for a mutual fund
Inc. ("AIM"). Based upon the                 investment advisory services, the Board       advised by AIM with investment
recommendation of the Investments            reviewed the qualifications of AIM's          strategies comparable to those of the
Committee of the Board, which is             investment personnel and considered such      Fund, although the advisory fee schedule
comprised solely of independent              issues as AIM's portfolio and product         for the mutual fund included
trustees, at a meeting held on June 30,      review process, various back office           breakpoints. The Board noted that AIM
2005, the Board, including all of the        support functions provided by AIM and         has agreed to waive advisory fees of the
independent trustees, approved the           AIM's equity and fixed income trading         Fund and to limit the Fund's total
continuance of the advisory agreement        operations. Based on the review of these      operating expenses, as discussed below.
(the "Advisory Agreement") between the       and other factors, the Board concluded        Based on this review, the Board
Fund and AIM for another year, effective     that the quality of services to be            concluded that the advisory fee rate for
July 1, 2005.                                provided by AIM was appropriate and that      the Fund under the Advisory Agreement
                                             AIM currently is providing satisfactory       was fair and reasonable.
   The Board considered the factors          services in accordance with the terms of
discussed below in evaluating the            the Advisory Agreement.                       o Fees relative to those of comparable
fairness and reasonableness of the                                                         funds with other advisors. The Board
Advisory Agreement at the meeting on         o The performance of the Fund relative        reviewed the advisory fee rate for the
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       Fund under the Advisory Agreement. The
ongoing oversight of the Fund. In their      the performance of the Fund during the        Board compared effective contractual
deliberations, the Board and the             past one, three and five calendar years       advisory fee rates at a common asset
independent trustees did not identify        against the performance of funds advised      level and noted that the Fund's rate was
any particular factor that was               by other advisors with investment             above the median rate of the funds
controlling, and each trustee attributed     strategies comparable to those of the         advised by other advisors with
different weights to the various             Fund. The Board noted that the Fund's         investment strategies comparable to
factors.                                     performance in such periods was below         those of the Fund that the Board
                                             the median performance of such                reviewed. The Board noted that AIM has
   One of the responsibilities of the        comparable funds. The Board also noted        agreed to waive advisory fees of the
Senior Officer of the Fund, who is           that AIM began serving as investment          Fund and to limit the Fund's total
independent of AIM and AIM's affiliates,     advisor to the Fund in April 2004. Based      operating expenses, as discussed below.
is to manage the process by which the        on this review, the Board concluded that      Based on this review, the Board
Fund's proposed management fees are          no changes should be made to the Fund         concluded that the advisory fee rate for
negotiated to ensure that they are           and that it was not necessary to change       the Fund under the Advisory Agreement
negotiated in a manner which is at arm's     the Fund's portfolio management team at       was fair and reasonable.
length and reasonable. To that end, the      this time.
Senior Officer must either supervise a                                                     o Expense limitations and fee waivers.
competitive bidding process or prepare       o The performance of the Fund relative        The Board noted that AIM has
an independent written evaluation. The       to indices. The Board reviewed the            contractually agreed to waive advisory
Senior Officer has recommended an            performance of the Fund during the past       fees of the Fund through June 30, 2006
independent written evaluation in lieu       one, three and five calendar years            to the extent necessary so that the
of a competitive bidding process and,        against the performance of the Lipper         advisory fees payable by the Fund do not
upon the direction of the Board, has         Utility Fund Index. The Board noted that      exceed a specified maximum advisory fee
prepared such an independent written         the Fund's performance for the one and        rate, which maximum rate includes
evaluation. Such written evaluation also     three year periods was comparable to the      breakpoints and is based on net asset
considered certain of the factors            performance of such Index and below such      levels. The Board considered the
discussed below. In addition, as             Index for the five year period. The           contractual nature of this fee waiver
discussed below, the Senior Officer made     Board also noted that AIM began serving       and noted that it remains in effect
certain recommendations to the Board in      as investment advisor to the Fund in          until June 30, 2006. The Board noted
connection with such written evaluation.     April 2004. Based on this review, the         that AIM has contractually agreed to
                                             Board concluded that no changes should        waive fees and/or limit expenses of the
   The discussion below serves as a          be made to the Fund and that it was not       Fund through April 30, 2006 in an amount
summary of the Senior Officer's              necessary to change the Fund's portfolio      necessary to limit total annual
independent written evaluation and           management team at this time.                 operating expenses to a specified
recommendations to the Board in                                                            percentage of average daily net assets
connection therewith, as well as a           o Meeting with the Fund's portfolio           for each class of the Fund. The Board
discussion of the material factors and       managers and investment personnel. With       considered the contractual nature of
the conclusions with respect thereto         respect to the Fund, the Board is             this fee waiver/expense limitation and
that formed the basis for the Board's        meeting periodically with such Fund's         noted that it remains in effect until
approval of the Advisory Agreement.          portfolio managers and/or other               April 30, 2006. The Board considered the
After consideration of all of the            investment personnel and believes that        effect these fee waivers/expense
factors below and based on its informed      such individuals are competent and able       limitations would have on the Fund's
business judgment, the Board determined      to continue to carry out their                estimated expenses and concluded that
that the Advisory Agreement is in the        responsibilities under the Advisory           the levels of fee waivers/expense
best interests of the Fund and its           Agreement.                                    limitations for the Fund were fair and
shareholders and that the compensation                                                     reasonable.
to AIM under the Advisory Agreement is       o Overall performance of AIM. The Board
fair and reasonable and would have been      considered the overall performance of         o Breakpoints and economies of scale.
obtained through arm's length                AIM in providing investment advisory and      The Board reviewed the structure of the
negotiations.                                portfolio administrative services to the      Fund's advisory fee under the Advisory
                                             Fund and concluded that such performance      Agreement, noting that it does not
o The nature and extent of the advisory      was satisfactory.                             include any breakpoints. The Board
services to be provided by AIM. The                                                        considered whether it would be
Board reviewed the services to be                                                          appropriate to add advisory fee
provided by AIM under the Advisory                                                         breakpoints for the Fund or whether, due
Agreement. Based on such review, the                                                       to the nature of the Fund and the
Board concluded that the range of                                                          advisory fee structures of comparable
services to be provided by AIM under the                                                   funds, it was reasonable to structure
Advisory Agreement was appropriate and                                                     the advisory fee without breakpoints.
that AIM currently is providing services                                                   Based on this review, the Board
in accordance with the terms of the                                                        concluded that it was not necessary to
Advisory Agreement.                                                                        add advi-

                                                                                                                        (continued)

AIM V.I. UTILITIES FUND

sory fee breakpoints to the Fund's           o Profitability of AIM and its                o Other factors and current trends. In
advisory fee schedule. The Board             affiliates. The Board reviewed                determining whether to continue the
reviewed the level of the Fund's             information concerning the profitability      Advisory Agreement for the Fund, the
advisory fees, and noted that such fees,     of AIM's (and its affiliates')                Board considered the fact that AIM,
as a percentage of the Fund's net            investment advisory and other activities      along with others in the mutual fund
assets, would remain constant under the      and its financial condition. The Board        industry, is subject to regulatory
Advisory Agreement because the Advisory      considered the overall profitability of       inquiries and litigation related to a
Agreement does not include any               AIM, as well as the profitability of AIM      wide range of issues. The Board also
breakpoints. The Board noted that AIM        in connection with managing the Fund.         considered the governance and compliance
has contractually agreed to waive            The Board noted that AIM's operations         reforms being undertaken by AIM and its
advisory fees of the Fund through June       remain profitable, although increased         affiliates, including maintaining an
30, 2006 to the extent necessary so that     expenses in recent years have reduced         internal controls committee and
the advisory fees payable by the Fund do     AIM's profitability. Based on the review      retaining an independent compliance
not exceed a specified maximum advisory      of the profitability of AIM's and its         consultant, and the fact that AIM has
fee rate, which maximum rate includes        affiliates' investment advisory and           undertaken to cause the Fund to operate
breakpoints and is based on net asset        other activities and its financial            in accordance with certain governance
levels. The Board concluded that the         condition, the Board concluded that the       policies and practices. The Board
Fund's fee levels under the Advisory         compensation to be paid by the Fund to        concluded that these actions indicated a
Agreement therefore would not reflect        AIM under its Advisory Agreement was not      good faith effort on the part of AIM to
economies of scale, although the             excessive.                                    adhere to the highest ethical standards,
advisory fee waiver reflects economies                                                     and determined that the current
of scale.                                    o Benefits of soft dollars to AIM. The        regulatory and litigation environment to
                                             Board considered the benefits realized        which AIM is subject should not prevent
o Investments in affiliated money market     by AIM as a result of brokerage               the Board from continuing the Advisory
funds. The Board also took into account      transactions executed through "soft           Agreement for the Fund.
the fact that uninvested cash and cash       dollar" arrangements. Under these
collateral from securities lending           arrangements, brokerage commissions paid
arrangements (collectively, "cash            by the Fund and/or other funds advised
balances") of the Fund may be invested       by AIM are used to pay for research and
in money market funds advised by AIM         execution services. This research is
pursuant to the terms of an SEC              used by AIM in making investment
exemptive order. The Board found that        decisions for the Fund. The Board
the Fund may realize certain benefits        concluded that such arrangements were
upon investing cash balances in AIM          appropriate.
advised money market funds, including a
higher net return, increased liquidity,      o AIM's financial soundness in light of
increased diversification or decreased       the Fund's needs. The Board considered
transaction costs. The Board also found      whether AIM is financially sound and has
that the Fund will not receive reduced       the resources necessary to perform its
services if it invests its cash balances     obligations under the Advisory
in such money market funds. The Board        Agreement, and concluded that AIM has
noted that, to the extent the Fund           the financial resources necessary to
invests in affiliated money market           fulfill its obligations under the
funds, AIM has voluntarily agreed to         Advisory Agreement.
waive a portion of the advisory fees it
receives from the Fund attributable to       o Historical relationship between the
such investment. The Board further           Fund and AIM. In determining whether to
determined that the proposed securities      continue the Advisory Agreement for the
lending program and related procedures       Fund, the Board also considered the
with respect to the lending Fund is in       prior relationship between AIM and the
the best interests of the lending Fund       Fund, as well as the Board's knowledge
and its respective shareholders. The         of AIM's operations, and concluded that
Board therefore concluded that the           it was beneficial to maintain the
investment of cash collateral received       current relationship, in part, because
in connection with the securities            of such knowledge. The Board also
lending program in the money market          reviewed the general nature of the
funds according to the procedures is in      non-investment advisory services
the best interests of the lending Fund       currently performed by AIM and its
and its respective shareholders.             affiliates, such as administrative,
                                             transfer agency and distribution
o Independent written evaluation and         services, and the fees received by AIM
recommendations of the Fund's Senior         and its affiliates for performing such
Officer. The Board noted that, upon          services. In addition to reviewing such
their direction, the Senior Officer of       services, the trustees also considered
the Fund, who is independent of AIM and      the organizational structure employed by
AIM's affiliates, had prepared an            AIM and its affiliates to provide those
independent written evaluation in order      services. Based on the review of these
to assist the Board in determining the       and other factors, the Board concluded
reasonableness of the proposed               that AIM and its affiliates were
management fees of the AIM Funds,            qualified to continue to provide
including the Fund. The Board noted that     non-investment advisory services to the
the Senior Officer's written evaluation      Fund, including administrative, transfer
had been relied upon by the Board in         agency and distribution services, and
this regard in lieu of a competitive         that AIM and its affiliates currently
bidding process. In determining whether      are providing satisfactory
to continue the Advisory Agreement for       non-investment advisory services.
the Fund, the Board considered the
Senior Officer's written evaluation and
the recommendation made by the Senior
Officer to the Board that the Board
consider implementing a process to
assist them in more closely monitoring
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SCHEDULE OF INVESTMENTS
December 31, 2005

                                                SHARES      VALUE
          -----------------------------------------------------------
          DOMESTIC COMMON STOCKS-86.48%
          COAL & CONSUMABLE FUELS-3.23%
          Peabody Energy Corp.                    45,000 $  3,708,900
          -----------------------------------------------------------
          ELECTRIC UTILITIES-22.31%
          Cinergy Corp.                           44,000    1,868,240
          -----------------------------------------------------------
          Edison International                    85,000    3,706,850
          -----------------------------------------------------------
          Entergy Corp.                           50,000    3,432,500
          -----------------------------------------------------------
          Exelon Corp.                            98,000    5,207,720
          -----------------------------------------------------------
          FirstEnergy Corp.                       73,868    3,618,793
          -----------------------------------------------------------
          FPL Group, Inc.                         87,068    3,618,546
          -----------------------------------------------------------
          PPL Corp.                              105,539    3,102,847
          -----------------------------------------------------------
          Westar Energy, Inc.                     50,000    1,075,000
          -----------------------------------------------------------
                                                           25,630,496
          -----------------------------------------------------------
          GAS UTILITIES-7.80%
          Equitable Resources, Inc.               85,000    3,118,650
          -----------------------------------------------------------
          Peoples Energy Corp.                    22,164      777,292
          -----------------------------------------------------------
          Questar Corp.                           67,000    5,071,900
          -----------------------------------------------------------
                                                            8,967,842
          -----------------------------------------------------------
          INDEPENDENT POWER PRODUCERS & ENERGY
           TRADERS-13.82%
          Constellation Energy Group              60,000    3,456,000
          -----------------------------------------------------------
          Duke Energy Corp.                      145,000    3,980,250
          -----------------------------------------------------------
          NRG Energy, Inc./(a)/                   45,000    2,120,400
          -----------------------------------------------------------
          TXU Corp.                              126,000    6,323,940
          -----------------------------------------------------------
                                                           15,880,590
          -----------------------------------------------------------
          INTEGRATED TELECOMMUNICATION
           SERVICES-7.81%
          AT&T Inc.                               93,000    2,277,570
          -----------------------------------------------------------
          BellSouth Corp.                        125,000    3,387,500
          -----------------------------------------------------------
          Verizon Communications Inc.            110,000    3,313,200
          -----------------------------------------------------------
                                                            8,978,270
          -----------------------------------------------------------
          MULTI-UTILITIES-21.17%
          Ameren Corp.                            47,494    2,433,593
          -----------------------------------------------------------
          CenterPoint Energy, Inc.               126,624    1,627,118
          -----------------------------------------------------------
          Dominion Resources, Inc.                73,000    5,635,600
          -----------------------------------------------------------
          KeySpan Corp.                           58,042    2,071,519
          -----------------------------------------------------------
          OGE Energy Corp.                        36,937      989,542
          -----------------------------------------------------------

                                                        SHARES       VALUE
  ----------------------------------------------------------------------------
  MULTI-UTILITIES-(CONTINUED)
  PG&E Corp.                                             130,000 $  4,825,600
  ----------------------------------------------------------------------------
  PNM Resources Inc.                                      45,000    1,102,050
  ----------------------------------------------------------------------------
  SCANA Corp.                                             31,658    1,246,692
  ----------------------------------------------------------------------------
  Sempra Energy                                           98,000    4,394,320
  ----------------------------------------------------------------------------
                                                                   24,326,034
  ----------------------------------------------------------------------------
  OIL & GAS STORAGE &
   TRANSPORTATION-8.50%
  Kinder Morgan, Inc.                                     52,000    4,781,400
  ----------------------------------------------------------------------------
  Williams Cos., Inc. (The)                              215,000    4,981,550
  ----------------------------------------------------------------------------
                                                                    9,762,950
  ----------------------------------------------------------------------------
  WATER UTILITIES-1.84%
  Aqua America Inc.                                       77,388    2,112,692
  ----------------------------------------------------------------------------
      Total Domestic Common Stocks
       (Cost $77,715,748)                                          99,367,774
  ----------------------------------------------------------------------------
  FOREIGN STOCKS & OTHER EQUITY
   INTERESTS-10.60%
  FRANCE-2.76%
  Veolia Environnement (Multi-Utilities)/(b)/             70,000    3,171,753
  ----------------------------------------------------------------------------
  GERMANY-2.38%
  E.ON A.G. (Electric Utilities)/(b)/                     26,387    2,730,891
  ----------------------------------------------------------------------------
  ITALY-1.48%
  Enel S.p.A. (Electric Utilities)                       216,309    1,699,074
  ----------------------------------------------------------------------------
  SPAIN-1.03%
  Endesa, S.A. (Electric Utilities)/(b)/                  44,846    1,179,789
  ----------------------------------------------------------------------------
  UNITED KINGDOM-2.95%
  National Grid PLC (Multi-Utilities)/(b)/               300,000    2,934,509
  ----------------------------------------------------------------------------
  Vodafone Group PLC-ADR (Wireless
   Telecommunication Services)                            21,424      459,973
  ----------------------------------------------------------------------------
                                                                    3,394,482
  ----------------------------------------------------------------------------
      Total Foreign Stocks & Other Equity Interests
       (Cost $10,348,806)                                          12,175,989
  ----------------------------------------------------------------------------
  MONEY MARKET FUNDS-4.54%
  Premier Portfolio-Institutional Class
   (Cost $5,216,837)/(c)/                              5,216,837    5,216,837
  ----------------------------------------------------------------------------
  TOTAL INVESTMENTS-101.62% (Cost $93,281,391)                    116,760,600
  ----------------------------------------------------------------------------
  OTHER ASSETS LESS LIABILITIES-(1.62%)                            (1,856,008)
  ----------------------------------------------------------------------------
  NET ASSETS-100.00%                                             $114,904,592
  ----------------------------------------------------------------------------

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $10,016,942, which represented 8.72% of the Fund's Net Assets. See Note 1A.
/(c)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at value (cost $88,064,554)                              $111,543,763
-----------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $5,216,837)           5,216,837
-----------------------------------------------------------------------------------
    Total investments (cost $93,281,391)                               116,760,600
-----------------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                          30,526
-----------------------------------------------------------------------------------
  Dividends                                                                350,947
-----------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           46,090
-----------------------------------------------------------------------------------
Other assets                                                                 2,822
-----------------------------------------------------------------------------------
    Total assets                                                       117,190,985
-----------------------------------------------------------------------------------
LIABILITIES:
Payables for:
  Fund shares reacquired                                                 2,112,289
-----------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        51,016
-----------------------------------------------------------------------------------
Accrued administrative services fees                                        95,937
-----------------------------------------------------------------------------------
Accrued distribution fees--Series II                                           498
-----------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                              109
-----------------------------------------------------------------------------------
Accrued transfer agent fees                                                  1,495
-----------------------------------------------------------------------------------
Accrued operating expenses                                                  25,049
-----------------------------------------------------------------------------------
    Total liabilities                                                    2,286,393
-----------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $114,904,592
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 88,630,892
-----------------------------------------------------------------------------------
Undistributed net investment income                                      4,337,557
-----------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities and
 foreign currencies                                                     (1,539,350)
-----------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                             23,475,493
-----------------------------------------------------------------------------------
                                                                      $114,904,592
-----------------------------------------------------------------------------------
NET ASSETS:
Series I                                                              $114,103,774
-----------------------------------------------------------------------------------
Series II                                                             $    800,818
-----------------------------------------------------------------------------------
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
 UNLIMITED NUMBER OF SHARES AUTHORIZED:
Series I                                                                 6,400,615
-----------------------------------------------------------------------------------
Series II                                                                   45,081
-----------------------------------------------------------------------------------
Series I:
  Net asset value per share                                           $      17.83
-----------------------------------------------------------------------------------
Series II:
  Net asset value per share                                           $      17.76
-----------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

    INVESTMENT INCOME:
    Dividends (net of foreign withholding tax of $105,410)     $ 5,684,336
    -----------------------------------------------------------------------
    Dividends from affiliated money market funds                   254,377
    -----------------------------------------------------------------------
    Interest                                                         8,958
    -----------------------------------------------------------------------
        Total investment income                                  5,947,671
    -----------------------------------------------------------------------
    EXPENSES:
    Advisory fees                                                1,043,296
    -----------------------------------------------------------------------
    Administrative services fees                                   463,332
    -----------------------------------------------------------------------
    Custodian fees                                                  26,896
    -----------------------------------------------------------------------
    Distribution fees--Series II                                     1,721
    -----------------------------------------------------------------------
    Transfer agent fees                                             17,986
    -----------------------------------------------------------------------
    Trustees' and officer's fees and benefits                       20,224
    -----------------------------------------------------------------------
    Other                                                           91,093
    -----------------------------------------------------------------------
        Total expenses                                           1,664,548
    -----------------------------------------------------------------------
    Less: Fees waived                                              (43,450)
    -----------------------------------------------------------------------
        Net expenses                                             1,621,098
    -----------------------------------------------------------------------
    Net investment income                                        4,326,573
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) FROM
     INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
    Net realized gain from:
      Investment securities                                     33,034,341
    -----------------------------------------------------------------------
      Foreign currencies                                            65,366
    -----------------------------------------------------------------------
                                                                33,099,707
    -----------------------------------------------------------------------
    Change in net unrealized appreciation (depreciation) of:
      Investment securities                                     (3,895,246)
    -----------------------------------------------------------------------
      Foreign currencies                                            (7,284)
    -----------------------------------------------------------------------
                                                                (3,902,530)
    -----------------------------------------------------------------------
    Net gain from investment securities and foreign currencies  29,197,177
    -----------------------------------------------------------------------
    Net increase in net assets resulting from operations       $33,523,750
    -----------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                                              2005
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  4,326,573
------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                       33,099,707
------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      (3,902,530)
------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    33,523,750
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (2,617,447)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    (17,260)
------------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (2,634,707)
------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                 (76,258,358)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    118,284
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                (76,140,074)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                  (45,251,031)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                        160,155,623
------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $4,337,557 and $2,579,006, respectively)  $114,904,592
------------------------------------------------------------------------------------------------------------------------

                                                                                                              2004
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                                                                   $  3,157,181
-----------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign currencies                                        4,136,977
-----------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies      19,374,088
-----------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                    26,668,246
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Series I                                                                                                  (1,790,572)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                         --
-----------------------------------------------------------------------------------------------------------------------
    Decrease in net assets resulting from distributions                                                     (1,790,572)
-----------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Series I                                                                                                  72,272,573
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                                                                    494,954
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                 72,767,527
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                   97,645,201
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of year                                                                                         62,510,422
-----------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of $4,337,557 and $2,579,006, respectively)  $160,155,623
-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                            AIM V.I. UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2005
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Utilities Fund, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-seven separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth and current income. Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of indemnification claims is considered remote.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
                            AIM V.I. UTILITIES FUND
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.
D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the Fund's average daily net assets.
  Effective September 23, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets, through April 30, 2007. Prior to September 23, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
                            AIM V.I. UTILITIES FUND
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2005, AIM waived fees of $43,450.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2005, AMVESCAP did not reimburse any expenses.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000 for accounting and fund administrative services and reimbursed $413,332 for services provided by insurance companies.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2005, the Fund paid AISI $17,986.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of this amount, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the year ended December 31, 2005, the Series II shares paid $1,721.
  Certain officers and trustees of the Trust are also officers and directors of AIM, AISI and/or ADI.
NOTE 3--INVESTMENTS IN AFFILIATES
The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in an affiliated money market fund for the year ended December 31, 2005.

                                                                             CHANGE IN
                                                                             UNREALIZED
                                        VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND  REALIZED
FUND                                   12/31/04    AT COST    FROM SALES   (DEPRECIATION)  12/31/05   INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-Institutional Class $6,951,654 $93,720,487 $(95,455,304)      $ --      $5,216,837 $254,377    $ --
-------------------------------------------------------------------------------------------------------------------------

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS
"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2005, the Fund paid legal fees of $4,581 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.
NOTE 5--BORROWINGS
Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
                            AIM V.I. UTILITIES FUND
  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.
NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                    2005       2004
         -------------------------------------------------------------
         Distributions paid from ordinary income $2,634,707 $1,790,572
         -------------------------------------------------------------

TAX COMPONENTS OF NET ASSETS:
As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                        2005
               --------------------------------------------------
               Undistributed ordinary income        $  4,387,224
               --------------------------------------------------
               Undistributed long-term gain            2,709,304
               --------------------------------------------------
               Unrealized appreciation--investments   22,899,819
               --------------------------------------------------
               Temporary book/tax differences            (44,076)
               --------------------------------------------------
               Capital loss carryforward              (3,678,571)
               --------------------------------------------------
               Shares of beneficial interest          88,630,892
               --------------------------------------------------
               Total net assets                     $114,904,592
               --------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales and the treatment of defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(3,716).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $919,643 of capital loss carryforward in the fiscal year ended December 31, 2006.
  The Fund utilized $5,603,621 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 December 31, 2008                $  441,827
                 ---------------------------------------------
                 December 31, 2009                 3,236,744
                 ---------------------------------------------
                 Total capital loss carryforward  $3,678,571
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2004, the date of the reorganization of AIM V.I. Global Utilities Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.
  On September 23, 2005, 5,596,472 Series I shares valued at $104,933,842 were redeemed by a significant shareholder and settled through a redemption- in-kind transaction, which resulted in a realized gain of $24,838,897 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund.
                            AIM V.I. UTILITIES FUND
NOTE 7--INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $79,555,242 and $150,346,290, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended December 31, 2005, in the amount of $16,098. These research credits were recorded as realized gains.

            UNREALIZED APPRECIATION (DEPRECIATION) OF
              INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $23,923,906
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,020,371)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $22,903,535
   -------------------------------------------------------------------------
   Cost of investments for tax purposes is $93,857,065.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES
Primarily as a result of differing book/tax treatment of redemption in kind transactions, defaulted bond, reorganization expenses and foreign currency transactions, on December 31, 2005, undistributed net investment income was increased by $66,685, undistributed net realized gain (loss) was decreased by $24,387,158 and shares of beneficial interest increased by $24,320,473. This reclassification had no effect on the net assets of the Fund.
NOTE 9--SHARE INFORMATION

                                  CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------
                                                      2005/(A)/                    2004
                                             --------------------------  ------------------------
                                                SHARES        AMOUNT       SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
Sold:
  Series I                                     6,323,063  $ 104,776,537   7,260,883  $ 98,809,827
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                  42,862        681,910       9,123       123,917
--------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Series I                                       144,530      2,617,447     141,547     1,790,572
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                     956         17,260          --            --
--------------------------------------------------------------------------------------------------
Issued in connection with acquisitions:/(c)/
  Series I                                            --             --   1,651,306    20,891,460
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                      --             --      35,261       445,966
--------------------------------------------------------------------------------------------------
Reacquired:
  Series I                                   (10,289,904)  (183,652,342) (3,656,840)  (49,219,286)
--------------------------------------------------------------------------------------------------
  Series II/(b)/                                 (37,379)      (580,886)     (5,742)      (74,929)
--------------------------------------------------------------------------------------------------
                                              (3,815,872) $ (76,140,074)  5,435,538  $ 72,767,527
--------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 64% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/Series II shares commenced sales on April 30, 2004.
/(c)/As of the opening of business on April 30, 2004, the Fund acquired all of the net assets of AIM V.I. Global Utilities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on December 9, 2003 and AIM V.I. Global Utilities Fund shareholders on April 2, 2004. The acquisition was accomplished by a tax free exchange of 1,686,567 shares of the Fund for 1,960,982 shares of AIM V.I. Global Utilities Fund outstanding as of the close of business on April 29, 2004. AIM V.I. Global Utilities Fund's net assets at that date of $21,337,426, including $1,651,275 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $69,390,372.
                            AIM V.I. UTILITIES FUND
NOTE 10--FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                               SERIES I
                                                                   ------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                         2005            2004          2003       2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  15.61          $  12.95      $ 11.16      $ 14.08
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.42/(a)/         0.42/(a)/    0.33/(a)/    0.19
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)      2.21              2.57         1.60        (3.05)
--------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   2.63              2.99         1.93        (2.86)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                (0.41)            (0.33)       (0.14)       (0.06)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                  --                --           --           --
--------------------------------------------------------------------------------------------------------------------------
    Total distributions                                               (0.41)            (0.33)       (0.14)       (0.06)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  17.83          $  15.61      $ 12.95      $ 11.16
--------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                     16.83%            23.65%       17.38%      (20.32)%
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $114,104          $159,554      $62,510      $31,204
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                0.93%/(c)(d)/     1.01%        1.08%        1.15%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.49%/(c)/        3.09%        2.84%        2.59%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                  49%               52%          58%         102%
--------------------------------------------------------------------------------------------------------------------------

                                                                   --------
                                                                   --------
                                                                     2001
----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 21.06
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.00
----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    (6.83)
----------------------------------------------------------------------------
    Total from investment operations                                 (6.83)
----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               (0.07)
----------------------------------------------------------------------------
  Distributions from net realized gains                              (0.08)
----------------------------------------------------------------------------
    Total distributions                                              (0.15)
----------------------------------------------------------------------------
Net asset value, end of period                                     $ 14.08
----------------------------------------------------------------------------
Total return/(b)/                                                   (32.41)%
----------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $20,947
----------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.15%
----------------------------------------------------------------------------
Ratio of net investment income to average net assets                  1.13%
----------------------------------------------------------------------------
Portfolio turnover rate                                                 33%
----------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $173,194,374.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.96% for the year ended December 31, 2005.

                                                                           SERIES II
                                                          -------------------------------------
                                                                                   APRIL 30, 2004
                                                             YEAR ENDED        (DATE SALES COMMENCED)
                                                          DECEMBER 31, 2005     TO DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $15.57                  $12.63
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.38/(a)/               0.26/(a)/
-----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         2.20                    2.68
-----------------------------------------------------------------------------------------------------
    Total from investment operations                             2.58                    2.94
-----------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.39)                     --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $17.76                  $15.57
-----------------------------------------------------------------------------------------------------
Total return /(b)/                                              16.55%                  23.28%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  801                  $  602
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.18%/(c)(d)/           1.28%/(e)/
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             2.24%/(c)/              2.82%/(e)/
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            49%                     52%
-----------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
/(c)/Ratios are based on average daily net assets of $688,281.
/(d)/After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.21% for the year ended December 31, 2005.
/(e)/Annualized.
                            AIM V.I. UTILITIES FUND
NOTE 11--LEGAL PROCEEDINGS
Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.
SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING
On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.
PENDING LITIGATION AND REGULATORY INQUIRIES
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.
  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.
  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .  that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.
  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
                            AIM V.I. UTILITIES FUND
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.
  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.
  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.
  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.
  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.
*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.
                            AIM V.I. UTILITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of AIM Variable Insurance Funds
and Shareholders of AIM V.I. Utilities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds, hereafter referred to as the "Fund") at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.
/S/ PRICEWATERHOUSECOOPERS LLP
February 14, 2006
Houston, Texas
                            AIM V.I. UTILITIES FUND
TRUSTEES AND OFFICERS
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE          TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                               OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------------
  Robert H. Graham/1 /-- 1946       1993             Director and Chairman, A I M Management  None
  Trustee, Vice Chair, Principal                     Group Inc. (financial services holding
  Executive Officer and President                    company); Director and Vice Chairman,
                                                     AMVESCAP PLC and Chairman, AMVESCAP
                                                     PLC -- AIM Division (parent of AIM and
                                                     a global investment management firm)
                                                     Formerly: President and Chief Executive
                                                     Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director and Chairman, A I M
                                                     Capital Management, Inc. (registered
                                                     investment advisor), A I M
                                                     Distributors, Inc. (registered broker
                                                     dealer), AIM Investment Services, Inc.
                                                     (registered transfer agent), and Fund
                                                     Management Company (registered broker
                                                     dealer); and Chief Executive Officer,
                                                     AMVESCAP PLC  -- Managed Products
------------------------------------------------------------------------------------------------------------------------------
  Mark H. Williamson/2 /-- 1951     2003             Director, President and Chief Executive  None
  Trustee and Executive Vice                         Officer, A I M Management Group Inc.;
  President                                          Director and President, A I M Advisors,
                                                     Inc.; Director, A I M Capital
                                                     Management, Inc. and A I M
                                                     Distributors, Inc.; Director and
                                                     Chairman, AIM Investment Services,
                                                     Inc., Fund Management Company and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); and Chief Executive
                                                     Officer, AMVESCAP PLC -- AIM Division
                                                     Formerly: Director, Chairman, President
                                                     and Chief Executive Officer, INVESCO
                                                     Funds Group, Inc.; President and Chief
                                                     Executive Officer, INVESCO
                                                     Distributors, Inc.; Chief Executive
                                                     Officer, AMVESCAP PLC -- Managed
                                                     Products, and Chairman, A I M Advisors,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944         1993             Chairman, Crockett Technology            ACE Limited (insurance
  Trustee and Chair                                  Associates (technology consulting        company); and Captaris, Inc.
                                                     company)                                 (unified messaging provider)
------------------------------------------------------------------------------------------------------------------------------
  Bob R. Baker -- 1936              2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939           2001             Retired                                  Badgley Funds, Inc. (registered
  Trustee                                                                                     investment company
                                                     Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                     McKenzie
------------------------------------------------------------------------------------------------------------------------------
  James T. Bunch -- 1942            2004             Co-President and Founder, Green,         None
  Trustee                                            Manning & Bunch Ltd., (investment
                                                     banking firm); and Director, Policy
                                                     Studies, Inc. and Van Gilder Insurance
                                                     Corporation
------------------------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941          2000             Director of a number of public and       None
  Trustee                                            private business corporations,
                                                     including the Boss Group Ltd. (private
                                                     investment and management); Cortland
                                                     Trust, Inc. (Chairman) (registered
                                                     investment company (3 portfolios));
                                                     Annuity and Life Re (Holdings), Ltd.
                                                     (insurance company); and CompuDyne
                                                     Corporation (provider of products and
                                                     services to the public security
                                                     market); and Homeowners of America
                                                     Holding Corporation
                                                     Formerly: Director, President and Chief
                                                     Executive Officer, Volvo Group North
                                                     America, Inc.; Senior Vice President,
                                                     AB Volvo; and director of various
                                                     affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935       1998             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952            1997             Chief Executive Officer, Twenty First    Administaff and Discovery
  Trustee                                            Century Group, Inc. (government affairs  Global Education Fund (non-
                                                     company) and Owner, Dos Angelos Ranch,   profit)
                                                     L.P.
                                                     Formerly: Chief Executive Officer,
                                                     Texana Timber LP (sustainable forestry
                                                     company)
------------------------------------------------------------------------------------------------------------------------------
  Carl Frischling -- 1937           1993             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
  Trustee                                            Naftalis and Frankel LLP                 investment company
                                                                                              (3 portfolios))
------------------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998             Formerly: Chief Executive Officer, YWCA  None
  Trustee                                            of the USA
------------------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1993             Partner, law firm of Pennock & Cooper    None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Larry Soll -- 1942                2004             Retired                                  None
  Trustee
------------------------------------------------------------------------------------------------------------------------------
  Raymond Stickel, Jr. -- 1944      2005             Retired                                  None
  Trustee
                                                     Formerly: Partner, Deloitte & Touche
------------------------------------------------------------------------------------------------------------------------------

/1/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
/2/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
                            AIM V.I. UTILITIES FUND
As of December 31, 2005
The address of each trustee and officer of AIM Variable Insurance Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE               TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                   OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------
  Lisa O. Brinkley -- 1959              2004             Senior Vice President, A I M Management  N/A
  Senior Vice President and Chief                        Group Inc.; Senior Vice President and
  Compliance Officer                                     Chief Compliance Officer, A I M
                                                         Advisors, Inc.; Vice President and
                                                         Chief Compliance Officer, A I M Capital
                                                         Management, Inc. and Vice President, A
                                                         I M Distributors, Inc., AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company
                                                         Formerly: Senior Vice President and
                                                         Compliance Director, Delaware
                                                         Investments Family of Funds and Chief
                                                         Compliance Officer, A I M Distributors,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------
  Russell C. Burk -- 1958               2005             Formerly: Director of Compliance and     N/A
  Senior Vice President                                  Assistant General Counsel, ICON
  (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                         Merrill Lynch; General Counsel and
                                                         Director of Compliance, ALPS Mutual
                                                         Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
  Senior Vice President, Secretary                       Secretary and General Counsel, A I M
  and Chief Legal Officer                                Management Group Inc. and A I M
                                                         Advisors, Inc.; Director and Vice
                                                         President, INVESCO Distributors, Inc.;
                                                         Vice President, A I M Capital
                                                         Management, Inc., and AIM Investment
                                                         Services, Inc. and Fund Management
                                                         Company; and Senior Vice President, A I
                                                         M Distributors, Inc.
                                                         Formerly: Senior Vice President and
                                                         General Counsel, Liberty Financial
                                                         Companies, Inc.; Senior Vice President
                                                         and General Counsel, Liberty Funds
                                                         Group, LLC.; Vice President, A I M
                                                         Distributors, Inc.; and Director and
                                                         General Counsel, Fund Management Company
-----------------------------------------------------------------------------------------------------------------------
  Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
  Vice President, Principal Financial                    M Advisors, Inc.
  Officer and Treasurer
                                                         Formerly: Senior Vice President, AIM
                                                         Investment Services, Inc.; and Vice
                                                         President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------
  J. Phillip Ferguson -- 1945           2005             Senior Vice President and Chief          N/A
  Vice President                                         Investment Officer, A I M Advisors
                                                         Inc.; Director, Chairman, Chief
                                                         Executive Officer, President and Chief
                                                         Investment Officer, A I M Capital
                                                         Management, Inc.; Executive Vice
                                                         President, A I M Management Group Inc.
                                                         Formerly: Senior Vice President, AIM
                                                         Private Asset Management, Inc.; Chief
                                                         Equity Officer, and Senior Investment
                                                         Officer, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------
  Mark D. Greenberg -- 1957             2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  William R. Keithler -- 1952           2004             Senior Vice President and Senior         N/A
  Vice President                                         Portfolio Manager, A I M Capital
                                                         Management, Inc.
                                                         Formerly: Senior Vice President,
                                                         Director of Sector Management and
                                                         Senior Portfolio Manager, INVESCO
                                                         Institutional (N.A.), Inc.
-----------------------------------------------------------------------------------------------------------------------
  Karen Dunn Kelley -- 1960             1993             Director of Cash Management, Managing    N/A
  Vice President                                         Director and Chief Cash Management
                                                         Officer, A I M Capital Management,
                                                         Inc.; Director and President, Fund
                                                         Management Company, and Vice President,
                                                         A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza           A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Foley & Lardner LLP         INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
300 K N.W., Suite 500       Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
Washington, D.C. 20007-5111 Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
                            1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 96.41% is eligible for the dividends received deduction for corporations.
                            AIM V.I. UTILITIES FUND

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

         On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

         On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The Registrant's Audit Committee appointed PricewaterhouseCoopers LLP ("PWC") as the principal independent registered public accounting firm for all of the Registrant's series portfolios for the fiscal year 2005. Such appointment was ratified and approved by the independent trustees of the Registrant's Board of Trustees. For the fiscal year ended 2004, Tait Weller and Baker ("TWB") served as the principal independent registered public accounting firm for certain of the Registrant's series portfolios, while PWC served as principal independent registered public accounting firm for the Registrant's remaining series portfolios.

         The information set forth below shows, among other things, fees billed by PWC and TWB to the Registrant in respect of its series portfolios, and certain affiliated entities of the Registrant.

FEES BILLED BY PWC TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant's series portfolios for the last two fiscal years as follows:

                                               Percentage of Fees Billed                                   Percentage of Fees Billed
                      Fees Billed by PWC for   Applicable to Non-Audit        Fees Billed by PWC for       Applicable to Non-Audit
                    Services Rendered to the   Services Provided for       Services Rendered to certain    Services Provided for
                       Registrant's series       fiscal year end 2005        of the Registrant series       fiscal year end 2004
                      portfolios for fiscal     Pursuant to Waiver of       portfolios for fiscal year     Pursuant to Waiver of
                           year end 2005      Pre-Approval Requirement(1)             end 2004           Pre-Approval Requirement(1)
                    ------------------------  ---------------------------  ----------------------------  ---------------------------

Audit Fees                $      579,295                      N/A                $      248,732                          N/A
Audit-Related Fees        $            0                        0%               $            0                            0%
Tax Fees(2)               $      108,332                        0%               $       29,580                            0%
All Other Fees            $            0                        0%               $            0                            0%
                          --------------                                         --------------
Total Fees                $      687,627                        0%               $      278,312                            0%

PWC billed the Registrant aggregate non-audit fees of $108,332 for the fiscal year ended 2005 for non-audit services rendered to the Registrant's series portfolios. PWC billed the Registrant aggregate non-audit fees of $29,580 for the fiscal year ended 2004 for non-audit services rendered to certain of the Registrant's series portfolios.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax Fees for the fiscal year end December 31, 2005 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2004 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

            PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:


                        Fees Billed by PWC
                           for Non-Audit                                   Fees Billed by PWC
                       Services Rendered to      Percentage of Fees       for Non-Audit Services            Percentage of Fees
                            AIM and AIM          Billed Applicable to      Rendered to AIM and            Billed Applicable to
                       Affiliates for fiscal      Non-Audit Services       AIM Affiliates for              Non-Audit Services
                        year end 2005 That       Provided for fiscal      fiscal year end 2004          Provided for fiscal year
                           Were Required            year end 2005          That Were Required             end 2004 Pursuant to
                        to be Pre-Approved      Pursuant to Waiver of      to be Pre-Approved                Waiver of Pre-
                       by the Registrant's          Pre-Approval           by the Registrant's                   Approval
                         Audit Committee           Requirement(1)           Audit Committee                  Requirement(1)
                       ---------------------    ---------------------     ----------------------        ------------------------

Audit-Related Fees        $          0                   0%                  $          0                                   0%
Tax Fees                  $          0                   0%                  $          0                                   0%
All Other Fees            $          0                   0%                  $          0                                   0%
                          ------------                                       ------------
Total Fees(2)             $          0                   0%                  $          0                                   0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

            The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

FEES BILLED BY TWB TO THE REGISTRANT

            TWB billed the Registrant aggregate fees for services rendered to the Registrant's series portfolios for the last two fiscal years as follows:



                                                Percentage of Fees                                    Percentage of Fees
                                               Billed Applicable to                                   Billed Applicable to
                       Fees Billed by TWB       Non-Audit Services       Fees Billed by TWB            Non-Audit Services
                          for Services         Provided for fiscal     for Services Rendered           Provided for fiscal
                         Rendered to the           year end 2005         to certain of the                year end 2004
                       Registrant's series     Pursuant to Waiver of     Registrant series            Pursuant to Waiver of
                      portfolios for fiscal        Pre-Approval        portfolios for fiscal              Pre-Approval
                          year end 2005            Requirement(1)          year end 2004                 Requirement(1)
                      ---------------------    ---------------------   ---------------------          ---------------------
Audit Fees                $            0                   N/A            $      241,300                             N/A
Audit-Related Fees        $            0                     0%           $            0                               0%
Tax Fees(2)               $            0                     0%           $       41,400                               0%
All Other Fees            $            0                     0%           $            0                               0%
                          --------------                                 --------------
Total Fees                $            0                     0%           $      282,700                               0%


TWB billed the Registrant aggregate non-audit fees of $0 for the fiscal year ended 2005 for non-audit services rendered to the Registrant's series portfolios. TWB billed the Registrant aggregate non-audit fees of $41,400 for the fiscal year ended 2004 for non-audit services rendered to certain of the Registrant's series portfolios.


--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax fees for fiscal year end December 31, 2004 includes fees billed for reviewing tax returns.

FEES BILLED BY TWB RELATED TO AIM AND AIM AFFILIATES

         TWB billed AIM and AIM Affiliates aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                          Fees Billed by TWB
                             for Non-Audit                                        Fees Billed by TWB
                         Services Rendered to        Percentage of Fees         for Non-Audit Services       Percentage of Fees
                             AIM and AIM            Billed Applicable to         Rendered to AIM and        Billed Applicable to
                        Affiliates for fiscal        Non-Audit Services           AIM Affiliates for         Non-Audit Services
                          year end 2005 That      Provided for fiscal year       fiscal year end 2004     Provided for fiscal year
                            Were Required           end 2005 Pursuant to          That Were Required        end 2004 Pursuant to
                          to be Pre-Approved           Waiver of Pre-             to be Pre-Approved           Waiver of Pre-
                         by the Registrant's              Approval               by the Registrant's              Approval
                           Audit Committee             Requirement(1)              Audit Committee             Requirement(1)
                        ---------------------     ------------------------       ---------------------    ------------------------
Audit-Related Fees        $        0                        0%                        $       0                     0%
Tax Fees                  $        0                        0%                        $       0                     0%
All Other Fees            $        0                        0%                        $       0                     0%
                          ----------                                                  ---------
Total Fees(2)             $        0                        0%                        $       0                     0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant,

         AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and TWB billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005


I.       STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.      DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.     AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.      NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.       PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.      PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     o Bookkeeping or other services related to the accounting records or financial statements of the audit client

     o   Financial information systems design and implementation

     o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     o   Actuarial services

     o   Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     o   Management functions

     o   Human resources

     o   Broker-dealer, investment adviser, or investment banking services

     o   Legal services

     o   Expert services unrelated to the audit

     o Any other service that the Public Company Oversight Board determines by regulation is impermissible.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

         Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and

         PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure:
         (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds

By:    /s/ ROBERT H. GRAHAM
       ----------------------------------
       Robert H. Graham
       Principal Executive Officer

Date:  March 9, 2006


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:    /s/ ROBERT H. GRAHAM
       ----------------------------------
       Robert H. Graham
       Principal Executive Officer

Date:  March 9, 2006


By:    /s/ SIDNEY M. DILGREN
       ----------------------------------
       Sidney M. Dilgren
       Principal Financial Officer

Date:  March 9, 2006

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.